                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

          Pre-Effective Amendment No.                                        [ ]

          Post-Effective Amendment No.        3      (333-139763)            [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

          Amendment No.       56      (File No. 811-07195)                   [X]

                        (Check appropriate box or boxes)

                      RIVERSOURCE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                       RiverSource Life Insurance Company
                               (Name of Depositor)

829 Ameriprise Financial Center, Minneapolis, MN                      55474
(Address of Depositor's Principal Executive Offices)                (Zip Code)

Depositor's Telephone Number, including Area Code                 (612) 671-2237

   Elisabeth A. Dahl, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)(1)(vii) of Rule 485

[X]  on May 1, 2008 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS


MAY 1, 2008


RIVERSOURCE(R)

INNOVATIONS SELECT VARIABLE ANNUITY
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

             829 Ameriprise Financial Center
             Minneapolis, MN 55474
             Telephone: (800) 333-3437

             (Corporate Office)

             RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust
Credit Suisse Trust
Dreyfus Investment Portfolios, Service Share Class
Dreyfus Variable Investment Fund, Service Share Class
Eaton Vance Variable Trust (VT)
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products
  Trust (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Janus Aspen Series: Service Shares
Legg Mason Variable Portfolios I, Inc.
MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds, Service Shares
PIMCO Variable Investment Trust (VIT)
Putnam Variable Trust - Class IB Shares

RiverSource Variable Series Trust (RVST) formerly known as

  RiverSource(R) Variable Portfolio Funds
The Universal Institutional Funds, Inc., Class II Shares
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

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               RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   1

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.

TABLE OF CONTENTS


KEY TERMS.......................................   3
THE CONTRACT IN BRIEF...........................   5
EXPENSE SUMMARY.................................   7
CONDENSED FINANCIAL INFORMATION.................  15
FINANCIAL STATEMENTS............................  15
THE VARIABLE ACCOUNT AND THE FUNDS..............  15
GUARANTEE PERIOD ACCOUNTS (GPAS)................  36
THE FIXED ACCOUNT...............................  38
BUYING YOUR CONTRACT............................  39
CHARGES.........................................  42
VALUING YOUR INVESTMENT.........................  48
MAKING THE MOST OF YOUR CONTRACT................  50
WITHDRAWALS.....................................  58
TSA -- SPECIAL PROVISIONS.......................  59
CHANGING OWNERSHIP..............................  59
BENEFITS IN CASE OF DEATH.......................  60
OPTIONAL BENEFITS...............................  63
THE ANNUITY PAYOUT PERIOD.......................  79
TAXES...........................................  81
VOTING RIGHTS...................................  84
SUBSTITUTION OF INVESTMENTS.....................  84
ABOUT THE SERVICE PROVIDER......................  85
ADDITIONAL INFORMATION..........................  86
APPENDICES TABLE OF CONTENTS
  AND CROSS-REFERENCE TABLE.....................  88
APPENDIX A: EXAMPLE --
  MARKET VALUE ADJUSTMENT (MVA).................  89
APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES.......  91
APPENDIX C: EXAMPLE -- DEATH BENEFITS...........  96
APPENDIX D: EXAMPLE --
  ACCUMULATION PROTECTOR BENEFIT(R) RIDER.......  99
APPENDIX E: EXAMPLE -- SECURESOURCE(SM)
  RIDERS........................................ 101
APPENDIX F: SECURESOURCE(SM) RIDERS --
  ADDITIONAL RMD DISCLOSURE..................... 105
APPENDIX G: EXAMPLE --
  BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER...... 107
APPENDIX H: EXAMPLE --
  BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT
  RIDER......................................... 109
APPENDIX I: PURCHASE PAYMENT CREDITS FOR
  ELIGIBLE CONTRACTS............................ 111
APPENDIX J: ASSET ALLOCATION PROGRAM FOR
  CONTRACTS PURCHASED BEFORE MAY 1, 2006........ 112
APPENDIX K: GUARANTOR WITHDRAWAL BENEFIT FOR
  LIFE(R) RIDER DISCLOSURE...................... 113
APPENDIX L: GUARANTOR(R) WITHDRAWAL
  BENEFIT RIDER DISCLOSURE...................... 125
APPENDIX M: INCOME ASSURER BENEFIT(R) RIDERS.... 133
APPENDIX N: CONDENSED FINANCIAL
  INFORMATION (UNAUDITED)....................... 142
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION........................ 153


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  2  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAS): These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and any purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.



MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a guarantee period account is withdrawn or transferred more than 30 days before the end of its guarantee period.


OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code

- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code


- SIMPLE IRAs under Section 408(p) of the Code


- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code


- Custodial and investment only plans under Section 401(a) of the Code


A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.


RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

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               RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   3

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

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  4  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The contract allows you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account, the DCA fixed account and/or subaccounts of the variable account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. You may be able to purchase an optional benefit to reduce the investment risk you assume under the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER.

Some of the factors you may wish to consider include:

- "Tax Free" Exchanges: It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

- Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


- Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes")


- Your age: If you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a contract including any optional benefits may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.


- How long do you plan to keep the contract: The contract has withdrawal charges. (See "Charges") Does the contract meet your current and anticipated future needs for liquidity?


- If you can afford the contract: are your annual income and assets adequate to buy the contract and any optional benefit riders you may choose?


- The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (See "Charges")



- How and when you plan to take money from the contract: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payouts. In addition, certain withdrawals may be subject to a federal income tax penalty. (See "Withdrawals")


- Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.


- Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (See "Making the Most of Your Contact -- Transferring Among Accounts")



FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


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               RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   5

ACCOUNTS: Generally, you may allocate your purchase payments among the:


- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds")



- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")



- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (See "The Fixed
  Account -- One-Year Fixed Account")



- DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account (See "The Fixed Account -- DCA Fixed Account")



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts")



WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")



OPTIONAL BENEFITS: You can buy additional benefits with your contract. We offer optional death benefits (See "Optional Benefits -- Optional Death Benefits"). We also offer optional living benefits, including: a guaranteed contract value on a future date (See "Optional Benefits -- Accumulation Protector Benefit(R) Rider") and a guaranteed minimum withdrawal benefit that permits you to withdraw a guaranteed amount from the contract over a period of time, which may include, under limited circumstances, the lifetime of a single person
(SecureSource(SM) - Single Life) or the lifetime of you and your spouse (SecureSource(SM) - Joint Life) (See "Optional Benefits -- SecureSource(SM) Riders"). Optional living benefits require the use of a model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of withdrawals that can be taken under the optional benefit during a contract year (See "Making the Most of Your Contract -- Portfolio Navigator"). We previously offered other optional living benefits (See "Optional Benefits -- Optional Living Benefits Previously Offered). Optional benefits vary by state and may have eligibility requirements.



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See "Benefits in Case of Death")



ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (See "The Annuity Payout Period")


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  6  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                    SEVEN-YEAR SCHEDULE                      FIVE-YEAR SCHEDULE*
           YEARS FROM PURCHASE  WITHDRAWAL CHARGE   YEARS FROM PURCHASE  WITHDRAWAL CHARGE
             PAYMENT RECEIPT       PERCENTAGE         PAYMENT RECEIPT       PERCENTAGE
                    1                   8%                   1                   8%
                    2                   8                    2                   7
                    3                   7                    3                   6
                    4                   7                    4                   4
                    5                   6                    5                   2
                    6                   5               Thereafter               0
                    7                   3
                  Thereafter            0

* The five-year withdrawal charge schedule may not be available in all states.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the contract options shown below and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


FOR CONTRACTS PURCHASED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE

                                                       AND YOUR AIR IS 3.5%, THEN                  AND YOUR AIR IS 5.0%, THEN
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:             YOUR DISCOUNT RATE PERCENT (%) IS:          YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
 Seven-year withdrawal charge schedule                            5.90%                                       7.40%
 Five-year withdrawal charge schedule                             6.15%                                       7.65%
NONQUALIFIED
 Seven-year withdrawal charge schedule                            6.10%                                       6.25%
 Five-year withdrawal charge schedule                             7.70%                                       7.85%

FOR ALL OTHER CONTRACTS

                                                       AND YOUR AIR IS 3.5%, THEN                  AND YOUR AIR IS 5.0%, THEN
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:             YOUR DISCOUNT RATE PERCENT (%) IS:          YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
 Seven-year withdrawal charge schedule                            6.00%                                       7.50%
 Five-year withdrawal charge schedule                             6.15%                                       7.65%
NONQUALIFIED
 Seven-year withdrawal charge schedule                            6.20%                                       6.35%
 Five-year withdrawal charge schedule                             7.70%                                       7.85%

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               RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   7

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE

                                                         MORTALITY AND               VARIABLE ACCOUNT             TOTAL VARIABLE
                                                       EXPENSE RISK FEE            ADMINISTRATIVE CHARGE          ACCOUNT EXPENSE
QUALIFIED ANNUITIES
 ROP Death Benefit                                           0.90%                         0.15%                       1.05%
 MAV Death Benefit                                           1.10                          0.15                        1.25
 5% Accumulation Death Benefit                               1.25                          0.15                        1.40
 Enhanced Death Benefit                                      1.30                          0.15                        1.45
NONQUALIFIED ANNUITIES
 ROP Death Benefit                                           1.05                          0.15                        1.20
 MAV Death Benefit                                           1.25                          0.15                        1.40
 5% Accumulation Death Benefit                               1.40                          0.15                        1.55
 Enhanced Death Benefit                                      1.45                          0.15                        1.60

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS

                                                         MORTALITY AND               VARIABLE ACCOUNT             TOTAL VARIABLE
                                                       EXPENSE RISK FEE            ADMINISTRATIVE CHARGE          ACCOUNT EXPENSE
QUALIFIED ANNUITIES
 ROP Death Benefit                                           1.00%                         0.15%                       1.15%
 MAV Death Benefit                                           1.20                          0.15                        1.35
 5% Accumulation Death Benefit                               1.35                          0.15                        1.50
 Enhanced Death Benefit                                      1.40                          0.15                        1.55
NONQUALIFIED ANNUITIES
 ROP Death Benefit                                           1.15                          0.15                        1.30
 MAV Death Benefit                                           1.35                          0.15                        1.50
 5% Accumulation Death Benefit                               1.50                          0.15                        1.65
 Enhanced Death Benefit                                      1.55                          0.15                        1.70

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

QUALIFIED ANNUITIES
 ROP Death Benefit                                                  1.20%                         0.15%
 MAV Death Benefit                                                  1.40                          0.15
 5% Accumulation Death Benefit                                      1.55                          0.15
 Enhanced Death Benefit                                             1.60                          0.15
NONQUALIFIED ANNUITIES
 ROP Death Benefit                                                  1.35                          0.15
 MAV Death Benefit                                                  1.55                          0.15
 5% Accumulation Death Benefit                                      1.70                          0.15
 Enhanced Death Benefit                                             1.75                          0.15

QUALIFIED ANNUITIES
 ROP Death Benefit                                                1.35%
 MAV Death Benefit                                                1.55
 5% Accumulation Death Benefit                                    1.70
 Enhanced Death Benefit                                           1.75
NONQUALIFIED ANNUITIES
 ROP Death Benefit                                                1.50
 MAV Death Benefit                                                1.70
 5% Accumulation Death Benefit                                    1.85
 Enhanced Death Benefit                                           1.90

--------------------------------------------------------------------------------
  8  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                         $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full withdrawal.)

OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.


 BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                  0.25%
 BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE             0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED

If eligible, you may select one of the following optional living benefits if available in your state. Each optional living benefit requires the use of an asset allocation model portfolio. The fees apply only if you elect one of these benefits.


 ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                  MAXIMUM: 1.75%     CURRENT: 0.55%


(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)


 SECURESOURCE(SM) - SINGLE LIFE RIDER FEE                     MAXIMUM: 1.50%        CURRENT: 0.65%
 SECURESOURCE(SM) - JOINT LIFE RIDER FEE                      MAXIMUM: 1.75%        CURRENT: 0.85%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED

The following optional living benefits, except as noted, are no longer available for purchase. The fees apply only if you elected one of these benefits when you purchased your contract. Each optional living benefit requires the use of an asset allocation model portfolio.


 GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE(1)        MAXIMUM: 1.50%        CURRENT: 0.65%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)


 GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE(2)                 MAXIMUM: 1.50%        CURRENT: 0.55%


(As a percentage of contract value charged annually on the contract anniversary.)


 INCOME ASSURER BENEFIT(R) - MAV RIDER FEE(3)                 MAXIMUM: 1.50%        CURRENT: 0.30%(4)
 INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE     MAXIMUM: 1.75%
 RIDER FEE(3)                                                                       CURRENT: 0.60%(4)
 INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5%             MAXIMUM: 2.00%
 ACCUMULATION BENEFIT BASE RIDER FEE(3)                                             CURRENT: 0.65%(4)


(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)


(1)  See disclosure in Appendix K.


(2)  See disclosure in Appendix L.


(3)  See disclosure in Appendix M.


(4) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(R) - MAV -- 0.55%, Income Assurer Benefit(R) -- 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(R) -- Greater of MAV or 5% Accumulation Benefit
     Base -- 0.75%.


--------------------------------------------------------------------------------
               RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   9

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                MINIMUM                       MAXIMUM
 Total expenses before fee waivers and/or expense
 reimbursements                                                  0.52%                         2.09%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 AIM V.I. Basic Value Fund, Series II      0.67%          0.25%          0.29%               --%                   1.21%
 Shares
 AIM V.I. Capital Appreciation Fund,       0.61           0.25           0.27                --                    1.13
 Series II Shares
 AIM V.I. Capital Development Fund,        0.75           0.25           0.31                --                    1.31(1)
 Series II Shares
 AIM V.I. Global Health Care Fund,         0.75           0.25           0.32              0.01                    1.33(1)
 Series II Shares
 AIM V.I. International Growth Fund,       0.71           0.25           0.36              0.01                    1.33(1)
 Series II Shares
 AIM V.I. Mid Cap Core Equity Fund,        0.72           0.25           0.29              0.03                    1.29(1)
 Series II Shares
 AllianceBernstein VPS Balanced Shares     0.55           0.25           0.18                --                    0.98
 Portfolio (Class B)
 AllianceBernstein VPS Global              0.75           0.25           0.17                --                    1.17
 Technology Portfolio (Class B)
 AllianceBernstein VPS Growth and          0.55           0.25           0.04                --                    0.84
 Income Portfolio (Class B)
 AllianceBernstein VPS International       0.75           0.25           0.06                --                    1.06
 Value Portfolio (Class B)
 American Century VP Inflation             0.49           0.25           0.01                --                    0.75
 Protection, Class II
 American Century VP International,        1.10           0.25           0.01                --                    1.36
 Class II
 American Century VP Mid Cap Value,        0.90           0.25           0.01                --                    1.16
 Class II
 American Century VP Ultra(R), Class       0.90           0.25           0.01                --                    1.16
 II
 American Century VP Value, Class II       0.83           0.25           0.01                --                    1.09
 Columbia High Yield Fund, Variable        0.78           0.25           0.12                --                    1.15(2)
 Series, Class B
 Columbia Marsico Growth Fund,             0.97             --           0.02                --                    0.99
 Variable Series, Class A
 Columbia Marsico International            1.02           0.25           0.12                --                    1.39
 Opportunities Fund, Variable Series,
 Class B
 Columbia Small Cap Value Fund,            0.80           0.25           0.09                --                    1.14(3)
 Variable Series, Class B
 Credit Suisse Trust - Commodity           0.50           0.25           0.28                --                    1.03(4)
 Return Strategy Portfolio
 Dreyfus Investment Portfolios MidCap      0.75           0.25           0.05                --                    1.05(5)
 Stock Portfolio, Service Shares
 Dreyfus Investment Portfolios             0.75           0.25           0.09              0.01                    1.10
 Technology Growth Portfolio, Service
 Shares
 Dreyfus Variable Investment Fund          0.75           0.25           0.05                --                    1.05
 Appreciation Portfolio, Service
 Shares
 Dreyfus Variable Investment Fund          0.75           0.25           0.28                --                    1.28
 International Equity Portfolio,
 Service Shares
 Dreyfus Variable Investment Fund          1.00           0.25           0.19                --                    1.44
 International Value Portfolio,
 Service Shares
 Eaton Vance VT Floating-Rate Income       0.57           0.25           0.32                --                    1.14
 Fund
 Fidelity(R) VIP Contrafund(R)             0.56           0.25           0.09                --                    0.90
 Portfolio Service Class 2
 Fidelity(R) VIP Growth Portfolio          0.56           0.25           0.09                --                    0.90
 Service Class 2
 Fidelity(R) VIP Investment Grade Bond     0.32           0.25           0.11                --                    0.68
 Portfolio Service Class 2


--------------------------------------------------------------------------------
  10  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 Fidelity(R) VIP Mid Cap Portfolio         0.56%          0.25%          0.10%               --%                   0.91%
 Service Class 2
 Fidelity(R) VIP Overseas Portfolio        0.71           0.25           0.14                --                    1.10
 Service Class 2
 FTVIPT Franklin Income Securities         0.45           0.25           0.02                --                    0.72
 Fund - Class 2
 FTVIPT Franklin Rising Dividends          0.58           0.25           0.02              0.01                    0.86(6)
 Securities Fund - Class 2
 FTVIPT Franklin Small-Mid Cap Growth      0.47           0.25           0.28              0.01                    1.01(6)
 Securities Fund - Class 2
 FTVIPT Mutual Shares Securities           0.59           0.25           0.13                --                    0.97
 Fund - Class 2
 FTVIPT Templeton Global Income            0.50           0.25           0.14                --                    0.89
 Securities Fund - Class 2
 FTVIPT Templeton Growth Securities        0.73           0.25           0.03                --                    1.01
 Fund - Class 2
 Goldman Sachs VIT Mid Cap Value           0.80             --           0.07                --                    0.87
 Fund - Institutional Shares
 Goldman Sachs VIT Structured U.S.         0.65             --           0.07                --                    0.72(7)
 Equity Fund - Institutional Shares
 Janus Aspen Series Large Cap Growth       0.64           0.25           0.02              0.01                    0.92
 Portfolio: Service Shares
 Legg Mason Partners Variable Small        0.75             --           0.35                --                    1.10(8)
 Cap Growth Portfolio, Class I
 MFS(R) Investors Growth Stock             0.75           0.25           0.11                --                    1.11
 Series - Service Class
 MFS(R) New Discovery Series - Service     0.90           0.25           0.11                --                    1.26
 Class
 MFS(R) Total Return Series - Service      0.75           0.25           0.08                --                    1.08(9)
 Class
 MFS(R) Utilities Series - Service         0.75           0.25           0.10                --                    1.10(9)
 Class
 Oppenheimer Capital Appreciation          0.64           0.25           0.02                --                    0.91
 Fund/VA, Service Shares
 Oppenheimer Global Securities             0.62           0.25           0.02                --                    0.89
 Fund/VA, Service Shares
 Oppenheimer Main Street Small Cap         0.70           0.25           0.02                --                    0.97
 Fund/VA, Service Shares
 Oppenheimer Strategic Bond Fund/VA,       0.57           0.25           0.02              0.02                    0.86(10)
 Service Shares
 PIMCO VIT All Asset Portfolio,            0.18           0.25           0.25              0.69                    1.37(11)
 Advisor Share Class
 Putnam VT Health Sciences                 0.70           0.25           0.13                --                    1.08
 Fund - Class IB Shares
 Putnam VT International Equity            0.73           0.25           0.11              0.01                    1.10
 Fund - Class IB Shares
 Putnam VT Small Cap Value                 0.77           0.25           0.10              0.07                    1.19
 Fund - Class IB Shares
 Putnam VT Vista Fund - Class IB           0.65           0.25           0.11                --                    1.01
 Shares
 RVST RiverSource(R) Partners Variable     0.70           0.13           0.16                --                    0.99(12)
 Portfolio - Fundamental Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Fundamental Value Fund)
 RVST RiverSource(R) Partners Variable     0.83           0.13           1.13                --                    2.09(12)
 Portfolio - Select Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Select Value Fund)
 RVST RiverSource(R) Partners Variable     0.97           0.13           0.18                --                    1.28(12)
 Portfolio - Small Cap Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Small Cap Value Fund)
 RVST RiverSource(R) Variable              0.33           0.13           0.14                --                    0.60
 Portfolio - Cash Management Fund
 RVST RiverSource(R) Variable              0.45           0.13           0.16                --                    0.74
 Portfolio - Diversified Bond Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.14                --                    0.86
 Portfolio - Diversified Equity Income
 Fund
 RVST RiverSource(R) Variable              0.44           0.13           0.17                --                    0.74(12)
 Portfolio - Global Inflation
 Protected Securities Fund
 RVST RiverSource(R) Variable              0.60           0.13           0.16                --                    0.89
 Portfolio - Growth Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.15                --                    0.87
 Portfolio - High Yield Bond Fund
 RVST RiverSource(R) Variable              0.61           0.13           0.17                --                    0.91
 Portfolio - Income Opportunities Fund
 RVST RiverSource(R) Variable              0.58           0.13           0.15                --                    0.86
 Portfolio - Large Cap Equity Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.36                --                    1.08(12)
 Portfolio - Large Cap Value Fund
 RVST RiverSource(R) Variable              0.58           0.13           0.15                --                    0.86
 Portfolio - Mid Cap Growth Fund
 RVST RiverSource(R) Variable              0.73           0.13           0.17                --                    1.03(12)
 Portfolio - Mid Cap Value Fund
 RVST RiverSource(R) Variable              0.22           0.13           0.17                --                    0.52(12)
 Portfolio - S&P 500 Index Fund
 RVST RiverSource(R) Variable              0.48           0.13           0.18                --                    0.79
 Portfolio - Short Duration U.S.
 Government Fund
 RVST Threadneedle(R) Variable             1.11           0.13           0.26                --                    1.50
 Portfolio - Emerging Markets Fund
 (previously RiverSource(R) Variable
 Portfolio - Emerging Markets Fund)


--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   11

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 RVST Threadneedle(R) Variable             0.69%          0.13%          0.19%               --%                   1.01%
 Portfolio - International Opportunity
 Fund
 (previously RiverSource(R) Variable
 Portfolio - International Opportunity
 Fund)
 Van Kampen Life Investment Trust          0.56           0.25           0.03                --                    0.84
 Comstock Portfolio, Class II Shares
 Van Kampen UIF Global Real Estate         0.85           0.35           0.38                --                    1.58(13)
 Portfolio, Class II Shares
 Van Kampen UIF Mid Cap Growth             0.75           0.35           0.35                --                    1.45(13)
 Portfolio, Class II Shares
 Van Kampen UIF U.S. Real Estate           0.74           0.35           0.29                --                    1.38(13)
 Portfolio, Class II Shares
 Wanger International Small Cap            0.88             --           0.11                --                    0.99
 (effective June 1, 2008, the Fund
 will change its name to Wanger
 International)
 Wanger U.S. Smaller Companies             0.90             --           0.05                --                    0.95
 (effective June 1, 2008, the Fund
 will change its name to Wanger USA)



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 1.30% for AIM V.I. Capital Development Fund, Series II Shares, 1.32% for AIM V.I. Global Health Care Fund, Series II Shares, 1.32% for AIM V.I. International Growth Fund, Series II Shares and 1.27% for AIM V.I. Mid Cap Core Equity Fund, Series II Shares.


(2) The Fund's investment adviser has contractually agreed to waive 0.19% of the distribution (12b-1) fees until April 30, 2009. In addition, the Fund's investment adviser has contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual Fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, (if any)) do not exceed 0.60% annually through April 30, 2009. If these waivers were reflected in the above table, net expenses would be 0.66%. There is no guarantee that these waivers and/or limitations will continue after April 30, 2009.


(3) The Distributor and/or the Advisor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.10% of the Fund's average daily net assets. If the waiver were reflected in the above table, net expenses would be 1.10%. The Advisor or the Distributor may modify or terminate these arrangements at any time.


(4) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust - Commodity Return Strategy Portfolio.


(5) The Dreyfus Corporation has agreed, until May 1, 2009, to waive receipt of its fees and/or assume the expenses of the portfolio so that the net expenses (subject to certain exclusions) do not exceed 0.90% for Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares.


(6) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.85% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and 1.00% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.


(7) The Investment Adviser has voluntarily agreed to reduce or limit "Other expenses" (subject to certain exclusions) equal on an annualized basis to 0.044% of the Fund's average daily net assets. The expense reduction may be terminated at any time at the option of the Investment Adviser. After expense reductions net expenses would be 0.71% for Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares.


(8) Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected to exceed 1.00%. These voluntary fee waivers and reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. After fee waivers and expense reimbursements net expenses would be 1.00%.


(9) MFS has agreed in writing to reduce its management fee to 0.65% for MFS Total Return Series annually on average daily net assets in excess of $3 billion and 0.70% for MFS Utilities Series annually on average daily net assets in excess of $1 billion. After fee reductions net expenses would be 1.05% for MFS Total Return Series - Service Class and 1.07% for MFS Utilities Series - Service Class. This written agreement will remain in effect until modified by the Fund's Board of Trustees.


(10) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2007, the transfer agent fees did not exceed this expense limitation. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund and OFI Master Loan Fund LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82% for Oppenheimer Strategic Bond Fund/VA, Service Shares.


(11) PIMCO has contractually agreed through Dec. 31, 2008, to reduce its advisory fee to the extent that the "Acquired fund fees and expenses" attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the acquired funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. After fee waivers and expense reimbursements, the net expenses would be 1.35%.


(12) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 0.98% for RVST RiverSource(R) Partners Variable
      Portfolio - Fundamental Value Fund, 1.03% for RVST RiverSource(R) Partners Variable Portfolio - Select Value Fund, 1.20% for RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value Fund, 0.72% for RVST RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund, 1.05% for RVST RiverSource(R) Variable Portfolio - Large Cap Value Fund, 1.05% for RVST RiverSource(R) Variable Portfolio - Mid Cap Value Fund and 0.51% for RVST RiverSource(R) Variable Portfolio - S&P 500 Index Fund.


(13) After giving effect to the Adviser's voluntary fee waivers and/or expense reimbursement, the net expenses incurred by investors including certain investment related expenses, was 1.40% for Van Kampen UIF Global Real Estate Portfolio, Class II Shares, 1.16% for Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares and 1.28% for Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares.


--------------------------------------------------------------------------------
  12  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

CURRENTLY OFFERED


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits, and the maximum fees and expenses of any of the funds offered on or after May 1, 2007. They assume that you select the MAV Death Benefit, the SecureSource(SM) - Joint Life rider and the Benefit Protector(R) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                           IF YOU WITHDRAW YOUR CONTRACT               OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                     AT THE END OF THE APPLICABLE TIME PERIOD:        AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                1 YEAR     3 YEARS     5 YEARS     10 YEARS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule                           $1,380      $2,425      $3,452      $5,593        $580       $1,725      $2,852      $5,593
 Five-year withdrawal charge
 schedule                            1,410       2,411       3,185       5,809         610        1,811       2,985       5,809



QUALIFIED ANNUITY                 1 YEAR       3 YEARS      5 YEARS     10 YEARS       1 YEAR      3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge
 schedule                         $1,364       $2,382       $3,385       $5,482         $564       $1,682     $2,785      $5,482
 Five-year withdrawal charge
 schedule                          1,395        2,368        3,119        5,702          595        1,768      2,919       5,702


PREVIOUSLY OFFERED


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits, and the maximum fees and expenses of any of the funds for contracts we offered prior to May 1, 2007. They assume that you selected the MAV Death Benefit, Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(R) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                           IF YOU WITHDRAW YOUR CONTRACT               OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                     AT THE END OF THE APPLICABLE TIME PERIOD:        AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                1 YEAR     3 YEARS     5 YEARS     10 YEARS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule for contracts purchased
 on or after May 1, 2006 and if
 available in your state            $1,410      $2,549      $3,713      $6,384        $610       $1,849      $3,113      $6,384
 Seven-year withdrawal charge
 schedule for all other contracts    1,421       2,578       3,759       6,461         621        1,878       3,159       6,461
 Five-year withdrawal charge
 schedule                            1,441       2,536       3,450       6,613         641        1,936       3,250       6,613



QUALIFIED ANNUITY                 1 YEAR       3 YEARS      5 YEARS     10 YEARS       1 YEAR      3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge
 schedule for contracts
 purchased on or after May 1,
 2006 and if available in your
 state                            $1,395       $2,505       $3,644       $6,267         $595       $1,805     $3,044      $6,267
 Seven-year withdrawal charge
 schedule for all other
 contracts                         1,405        2,535        3,690        6,345          605        1,835      3,090       6,345
 Five-year withdrawal charge
 schedule                          1,426        2,493        3,381        6,499          626        1,893      3,181       6,499


--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   13

ALL CONTRACTS

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits, and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                           IF YOU WITHDRAW YOUR CONTRACT               OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                     AT THE END OF THE APPLICABLE TIME PERIOD:        AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                1 YEAR     3 YEARS     5 YEARS     10 YEARS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule for contracts purchased
 on or after May 1, 2006 and if
 available in your state            $  978      $1,251      $1,548      $2,060        $178        $551       $  948      $2,060
 Seven-year withdrawal charge
 schedule for all other
 contracts                             988       1,282       1,601       2,168         188         582        1,001       2,168
 Five-year withdrawal charge
 schedule                            1,009       1,244       1,306       2,382         209         644        1,106       2,382



QUALIFIED ANNUITY                 1 YEAR       3 YEARS      5 YEARS     10 YEARS       1 YEAR      3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge
 schedule for contracts
 purchased on or after May 1,
 2006 and if available in your
 state                            $  962       $1,204       $1,469       $1,895         $162       $  504     $  869      $1,895
 Seven-year withdrawal charge
 schedule for all other
 contracts                           973        1,235        1,522        2,005          173          535        922       2,005
 Five-year withdrawal charge
 schedule                            993        1,198        1,227        2,222          193          598      1,027       2,222



(1) In these examples, the $40 contract administrative charge is estimated as a .015% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

--------------------------------------------------------------------------------
  14  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix N.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example,

--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS 15 various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds and Disciplined Asset Allocation Portfolios funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

--------------------------------------------------------------------------------
  16  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   17

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
AIM V.I. Basic Value Fund,         N             Y        Long-term growth of capital. Invests     Invesco Aim Advisors,
Series II Shares                                          at least 65% of its total assets in      Inc. adviser, advisory
                                                          equity securities of U.S. issuers that   entities affiliated
                                                          have market capitalizations of greater   with Invesco Aim
                                                          than $500 million and are believed to    Advisors, Inc.,
                                                          be undervalued in relation to            subadvisers.
                                                          long-term earning power or other
                                                          factors. The fund may invest up to 25%
                                                          of its total assets in foreign
                                                          securities.
AIM V.I. Capital                   Y             Y        Growth of capital. Invests principally   Invesco Aim Advisors,
Appreciation Fund, Series II                              in common stocks of companies likely     Inc. adviser, advisory
Shares                                                    to benefit from new or innovative        entities affiliated
                                                          products, services or processes as       with Invesco Aim
                                                          well as those with above-average         Advisors, Inc.,
                                                          long-term growth and excellent           subadvisers.
                                                          prospects for future growth. The Fund
                                                          may also invest up to 25% of its total
                                                          assets in foreign securities that
                                                          involve risks not associated with
                                                          investing solely in the United States.
AIM V.I. Capital Development       Y             Y        Long-term growth of capital. Invests     Invesco Aim Advisors,
Fund, Series II Shares                                    primarily in securities (including       Inc. adviser, advisory
                                                          common stocks, convertible securities    entities affiliated
                                                          and bonds) of small-and medium-sized     with Invesco Aim
                                                          companies. The Fund may invest up to     Advisors, Inc.,
                                                          25% of its total assets in foreign       subadvisers.
                                                          securities.
AIM V.I. Global Health Care        Y             Y        Capital Growth. The fund seeks to meet   Invesco Aim Advisors,
Fund, Series II Shares                                    its objective by investing, normally,    Inc. adviser, advisory
                                                          at least 80% of its assets in            entities affiliated
                                                          securities of health care industry       with Invesco Aim
                                                          companies. The fund may invest up to     Advisors, Inc.,
                                                          20% of its total assets in companies     subadvisers.
                                                          located in developing countries, i.e.,
                                                          those countries that are in the
                                                          initial stages of their industrial
                                                          cycles. The fund may also invest up to
                                                          5% of its total assets in
                                                          lower-quality debt securities, i.e.,
                                                          junk bonds.
AIM V.I. International             Y             Y        Long-term growth of capital. Invests     Invesco Aim Advisors,
Growth Fund, Series II                                    primarily in a diversified portfolio     Inc. adviser, advisory
Shares                                                    of international equity securities,      entities affiliated
                                                          whose issuers are considered to have     with Invesco Aim
                                                          strong earnings momentum. The fund may   Advisors, Inc.,
                                                          invest up to 20% of its total assets     subadvisers.
                                                          in security issuers located in
                                                          developing countries and in securities
                                                          exchangeable for or convertible into
                                                          equity securities of foreign
                                                          companies.


--------------------------------------------------------------------------------
  18  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
AIM V.I. Mid Cap Core Equity       N             Y        Long-term growth of capital. Invests     Invesco Aim Advisors,
Fund, Series II Shares                                    normally at least 80% of its net         Inc. adviser, advisory
                                                          assets, plus the amount of any           entities affiliated
                                                          borrowings for investment purposes, in   with Invesco Aim
                                                          equity securities, including             Advisors, Inc.,
                                                          convertible securities, of medium        subadvisers.
                                                          sized companies. The fund may invest
                                                          up to 20% of its net assets in equity
                                                          securities of companies in other
                                                          market capitalization ranges or in
                                                          investment grade debt securities. The
                                                          fund may also invest up to 25% of its
                                                          total assets in foreign securities.
AllianceBernstein VPS              N             Y        Total return consistent with             AllianceBernstein L.P.
Balanced Shares Portfolio                                 reasonable risk, through a combination
(Class B)                                                 of income and longer- term growth of
                                                          capital. Invests primarily in U.S.
                                                          government and agency obligations,
                                                          bonds, fixed-income and equity
                                                          securities of non-U.S. issuers
                                                          (including short-and long-term debt
                                                          securities and preferred stocks to the
                                                          extent the Advisor deems best adapted
                                                          to the current economic and market out
                                                          look), and common stocks.
AllianceBernstein VPS Global       Y             Y        Long-term growth of capital. The Fund    AllianceBernstein L.P.
Technology Portfolio (Class                               invests at least 80% of its net assets
B)                                                        in securities of companies that use
                                                          technology extensively in the
                                                          development of new or improved
                                                          products or processes. Invests in a
                                                          global portfolio of securities of U.S.
                                                          and foreign companies selected for
                                                          their growth potential.
AllianceBernstein VPS Growth       Y             Y        Long-term growth of capital. Invests     AllianceBernstein L.P.
and Income Portfolio (Class                               primarily in the equity securities of
B)                                                        domestic companies that the Advisor
                                                          deems to be undervalued.
AllianceBernstein VPS              Y             Y        Long-term growth of capital. Invests     AllianceBernstein L.P.
International Value                                       primarily in a diversified portfolio
Portfolio (Class B)                                       of equity securities of established
                                                          companies selected from more than 40
                                                          industries and from more than 40
                                                          developed and emerging market
                                                          countries.
American Century VP                N             Y        Long-term total return. To protect       American Century
Inflation Protection, Class                               against U.S. inflation.                  Investment Management,
II                                                                                                 Inc.
American Century VP                N             Y        Capital growth. Invests primarily in     American Century
International, Class II                                   stocks of growing foreign companies in   Global Investment
                                                          developed countries.                     Management, Inc.


--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   19

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
American Century VP Mid Cap        Y             Y        Long-term capital growth with income     American Century
Value, Class II                                           as a secondary objective. Long-term      Investment Management,
                                                          capital growth with income as            Inc.
                                                          secondary objective. Invests primarily
                                                          in stocks of companies that management
                                                          believes are undervalued at the time
                                                          of purchase. The fund will invest at
                                                          least 80% of its assets in securities
                                                          of companies whose market
                                                          capitalization at the time of purchase
                                                          is within the capitalization range of
                                                          the Russell 3000 Index, excluding the
                                                          largest 100 such companies.
American Century VP                Y             Y        Long-term capital growth. Analytical     American Century
Ultra(R), Class II                                        research tools and techniques are used   Investment Management,
                                                          to identify the stocks of larger-sized   Inc.
                                                          companies that appear to have the best
                                                          opportunity of sustaining long-term
                                                          above average growth.
American Century VP Value,         Y             Y        Long-term capital growth, with income    American Century
Class II                                                  as a secondary objective. Invests        Investment Management,
                                                          primarily in stocks of companies that    Inc.
                                                          management believes to be undervalued
                                                          at the time of purchase.
Columbia High Yield Fund,          Y             Y        Total return, consisting of a high       Columbia Management
Variable Series, Class B                                  level of income and capital              Advisors, LLC,
                                                          appreciation. Under normal               advisor; MacKay
                                                          circumstances, the Fund invests at       Shields LLC,
                                                          least 80% of net assets in domestic      subadviser.
                                                          and foreign corporate below investment
                                                          grade debt securities. These
                                                          securities generally will be, at the
                                                          time of purchase, rated BB or below by
                                                          Standard & Poor's Corporation (S&P) or
                                                          Fitch, rated "Ba" or below by Moody's,
                                                          or unrated but determined by the
                                                          Advisor to be of comparable quality.
                                                          The Fund invests primarily in domestic
                                                          corporate below investment grade
                                                          securities (including private
                                                          placements), U.S. dollar-denominated
                                                          foreign corporate below investment
                                                          grade securities (including private
                                                          placements), zero-coupon bonds and
                                                          U.S. Government obligations. The Fund
                                                          may invest up to 20% of net assets in
                                                          equity securities that may include
                                                          convertible securities. The Fund is
                                                          not managed to a specific duration.


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  20  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Columbia Marsico Growth            Y             Y        Long-term growth of capital. Under       Columbia Management
Fund, Variable Series, Class                              normal circumstances, the Fund invests   Advisors, LLC,
A                                                         primarily in equity securities of        adviser; Marsico
                                                          large-capitalization companies that      Capital Management,
                                                          have market capitalizations of $5        LLC, sub-adviser.
                                                          billion or more at the time of
                                                          purchase. The Fund generally holds a
                                                          core position of between 35 and 50
                                                          common stocks. It may hold up to 25%
                                                          of total assets in foreign securities,
                                                          including in emerging market
                                                          securities.
Columbia Marsico                   Y             Y        Long-term growth of capital. Under       Columbia Management
International Opportunities                               normal circumstances, the Fund invests   Advisors, LLC,
Fund, Variable Series, Class                              at least 65% of total assets in common   adviser; Marsico
B                                                         stocks of foreign companies. The Fund    Capital Management,
                                                          may invest in companies of any size      LLC, sub-adviser.
                                                          throughout the world that are selected
                                                          for their long-term growth potential.
                                                          The Fund normally invests in issuers
                                                          from at least three different
                                                          countries not including the United
                                                          States. The Fund may invest in common
                                                          stocks of companies operating in or
                                                          economically tied to emerging markets
                                                          countries. Some issuers or securities
                                                          in the Fund's portfolio may be based
                                                          in or economically tied to the United
                                                          States.
Columbia Small Cap Value           Y             Y        Long-term capital appreciation. Under    Columbia Management
Fund, Variable Series, Class                              normal circumstances, the Fund invests   Advisors, LLC
B                                                         at least 80% of net assets in equity
                                                          securities of companies that have
                                                          market capitalizations in the range of
                                                          companies in the Russell 2000 Index at
                                                          the time of purchase that the Advisor
                                                          believes are undervalued and have the
                                                          potential for long-term growth. The
                                                          Fund may invest up to 20% of total
                                                          assets in foreign securities. The Fund
                                                          may also invest in real estate
                                                          investment trusts.


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   21

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Credit Suisse Trust -              Y             Y        Total Return. Invests in commodity-      Credit Suisse Asset
Commodity Return Strategy                                 linked derivative instruments backed     Management, LLC
Portfolio                                                 and fixed- income securities. The
                                                          portfolio invests in commodity-linked
                                                          derivative instruments, such as
                                                          commodity-linked notes, swap
                                                          agreements, commodity options, futures
                                                          and options on futures that provide
                                                          exposure to the investment returns of
                                                          the commodities markets without
                                                          investing directly in physical
                                                          commodities. The portfolio invests all
                                                          of its assets in commodity-linked
                                                          derivative instruments, such as
                                                          structured notes and swaps, and
                                                          fixed-income securities, subject to
                                                          applicable IRS limits. The portfolio
                                                          may also gain exposure to commodity
                                                          markets by investing in the Credit
                                                          Suisse Cayman Commodity Fund II, a
                                                          wholly owned subsidiary of the
                                                          Portfolio formed in the Cayman Island.
Dreyfus Investment                 N             Y        Investment results greater than the      The Dreyfus
Portfolios MidCap Stock                                   total return performance of publicly     Corporation
Portfolio, Service Shares                                 traded common stocks of medium-sized
                                                          domestic companies in the aggregate,
                                                          as represented by the Standard &
                                                          Poor's Midcap 400 Index. The portfolio
                                                          normally invests at least 80% of its
                                                          assets in stocks of mid-size
                                                          companies. The portfolio invests in
                                                          growth and value stocks, which are
                                                          chosen through a disciplined
                                                          investment process that combines
                                                          computer modeling techniques,
                                                          fundamental analysis and risk
                                                          management. Consistency of returns
                                                          compared to the S&P 400 is a primary
                                                          goal of the investment process. The
                                                          portfolio's stock investments may
                                                          include common stocks, preferred
                                                          stocks, convertible securities and
                                                          depository receipts, including those
                                                          issued in initial public offerings or
                                                          shortly thereafter.
Dreyfus Investment                 N             Y        Capital appreciation. The portfolio      The Dreyfus
Portfolios Technology Growth                              invests, under normal circumstances,     Corporation
Portfolio, Service Shares                                 at least 80% of its assets in the
                                                          stocks of growth companies of any size
                                                          that Dreyfus believes to be leading
                                                          producers or beneficiaries of
                                                          technological innovation. Up to 25% of
                                                          the portfolio's assets may be in
                                                          foreign securities. The portfolio's
                                                          stock investments may include common
                                                          stocks, preferred stocks and
                                                          convertible securities.


--------------------------------------------------------------------------------
  22  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Dreyfus Variable Investment        N             Y        Long-term capital growth consistent      The Dreyfus
Fund Appreciation Portfolio,                              with the preservation of capital. Its    Corporation; Fayez
Service Shares                                            secondary goal is current income. To     Sarofim & Co., sub-
                                                          pursue these goals, the portfolio        adviser.
                                                          normally invests at least 80% of its
                                                          assets in common stocks. The portfolio
                                                          focuses on "blue chip" companies with
                                                          total market capitalizations of more
                                                          than $5 billion at the time of
                                                          purchase, including multinational
                                                          companies. These established companies
                                                          have demonstrated sustained patterns
                                                          of profitability, strong balance
                                                          sheets, an expanding global presence
                                                          and the potential to achieve
                                                          predictable, above-average earnings
                                                          growth.
Dreyfus Variable Investment        Y             Y        Capital growth. To pursue this goal,     The Dreyfus
Fund International Equity                                 the portfolio primarily invests in       Corporation
Portfolio, Service Shares                                 growth stocks of foreign companies.
                                                          Normally, the portfolio invests at
                                                          least 80% of its assets in stocks,
                                                          including common stocks, preferred
                                                          stocks and convertible securities,
                                                          including those purchased in initial
                                                          public offering.
Dreyfus Variable Investment        Y             Y        Long-term capital growth. To pursue      The Dreyfus
Fund International Value                                  this goal, the portfolio normally        Corporation
Portfolio, Service Shares                                 invests at least 80% of its assets in
                                                          stocks. The portfolio ordinarily
                                                          invests most of its assets in
                                                          securities of foreign companies which
                                                          Dreyfus considers to be value
                                                          companies. The portfolio's stock
                                                          investments may include common stocks,
                                                          preferred stocks and convertible
                                                          securities, including those purchased
                                                          in initial public offerings or shortly
                                                          thereafter. The portfolio may invest
                                                          in companies of any size. The
                                                          portfolio may also invest in companies
                                                          located in emerging markets.


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   23

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Eaton Vance VT Floating-           Y             Y        High level of current income. The Fund   Eaton Vance Management
Rate Income Fund                                          invests primarily in senior floating
                                                          rate loans ("Senior Loans"). Senior
                                                          Loans typically are of below
                                                          investment grade quality and have
                                                          below investment grade credit ratings,
                                                          which ratings are associated with
                                                          securities having high risk,
                                                          speculative characteristics. The Fund
                                                          invests at least 80% of its net assets
                                                          in income producing floating rate
                                                          loans and other floating rate debt
                                                          securities. The Fund may also purchase
                                                          investment grade fixed income debt
                                                          securities and money market
                                                          instruments. The Fund may invest up to
                                                          25% of its total assets in foreign
                                                          securities and may engage in certain
                                                          hedging transactions. The Fund may
                                                          purchase derivative instruments, such
                                                          as futures contracts and options
                                                          thereon, interest rate and credit
                                                          default swaps, credit linked notes and
                                                          currency hedging derivatives.
Fidelity(R) VIP                    Y             Y        Long-term capital appreciation.          Fidelity Management &
Contrafund(R) Portfolio                                   Normally invests primarily in common     Research Company
Service Class 2                                           stocks. Invests in securities of         (FMR), investment
                                                          companies whose value it believes is     manager; FMR U.K. and
                                                          not fully recognized by the public.      FMR Far East,
                                                          Invests in either "growth" stocks or     sub-advisers.
                                                          "value" stocks or both. The fund
                                                          invests in domestic and foreign
                                                          issuers.
Fidelity(R) VIP Growth             N             Y        Achieve capital appreciation. Normally   Fidelity Management &
Portfolio Service Class 2                                 invests primarily in common stocks.      Research Company
                                                          Invests in companies that it believes    (FMR), investment
                                                          have above-average growth potential      manager; FMR U.K., FMR
                                                          (stocks of these companies are often     Far East, sub-
                                                          called "growth" stocks). The Fund        advisers.
                                                          invests in domestic and foreign
                                                          issuers.
Fidelity(R) VIP Investment         Y             Y        High level of current income             Fidelity Management &
Grade Bond Portfolio Service                              consistent with the preservation of      Research Company
Class 2                                                   capital. Normally invests at least 80%   (FMR), investment
                                                          of assets in investment-grade debt       manager; FMR U.K., FMR
                                                          securities (those of medium and high     Far East, sub-
                                                          quality) of all types and repurchase     advisers.
                                                          agreements for those securities.
Fidelity(R) VIP Mid Cap            Y             Y        Long-term growth of capital. Normally    Fidelity Management &
Portfolio Service Class 2                                 invests primarily in common stocks.      Research Company
                                                          Normally invests at least 80% of         (FMR), investment
                                                          assets in securities of companies with   manager; FMR U.K., FMR
                                                          medium market capitalizations. May       Far East, sub-
                                                          invest in companies with smaller or      advisers.
                                                          larger market capitalizations. Invests
                                                          in domestic and foreign issuers. The
                                                          Fund invests in either "growth" or
                                                          "value" common stocks or both.


--------------------------------------------------------------------------------
  24  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Fidelity(R) VIP Overseas           Y             Y        Long-term growth of capital. Normally    Fidelity Management &
Portfolio Service Class 2                                 invests primarily in common stocks of    Research Company
                                                          foreign securities. Normally invests     (FMR), investment
                                                          at least 80% of assets in non-U.S.       manager; FMR U.K., FMR
                                                          securities.                              Far East, Fidelity
                                                                                                   International
                                                                                                   Investment Advisors
                                                                                                   (FIIA) and FIIA U.K.,
                                                                                                   sub-advisers.
FTVIPT Franklin Income             Y             Y        Maximize income while maintaining        Franklin Advisers,
Securities Fund - Class 2                                 prospects for capital appreciation.      Inc.
                                                          The Fund normally invests in both
                                                          equity and debt securities. The Fund
                                                          seeks income by investing in
                                                          corporate, foreign, and U.S. Treasury
                                                          bonds as well as stocks with dividend
                                                          yields the manager believes are
                                                          attractive.
FTVIPT Franklin Rising             N             Y        Long-term capital appreciation, with     Franklin Advisory
Dividends Securities                                      preservation of capital as an            Services, LLC
Fund - Class 2                                            important consideration. The Fund
                                                          normally invests at least 80% of its
                                                          net assets in investments of companies
                                                          that have paid rising dividends, and
                                                          normally invests predominantly in
                                                          equity securities.
FTVIPT Franklin Small-Mid          N             Y        Long-term capital growth. The Fund       Franklin Advisers,
Cap Growth Securities                                     normally invests at least 80% of its     Inc.
Fund - Class 2                                            net assets in investments of small
                                                          capitalization and mid capitalization
                                                          companies and normally invests
                                                          predominantly in equity securities.
FTVIPT Mutual Shares               N             Y        Capital appreciation, with income as a   Franklin Mutual
Securities Fund - Class 2                                 secondary goal. The Fund normally        Advisers, LLC
                                                          invests primarily in equity securities
                                                          of companies that the manager believes
                                                          are undervalued. The Fund also
                                                          invests, to a lesser extent in risk
                                                          arbitrage securities and distressed
                                                          companies.
FTVIPT Templeton Global            Y             Y        High current income consistent with      Franklin Advisers,
Income Securities Fund -                                  preservation of capital, with capital    Inc.
Class 2                                                   appreciation as a secondary
                                                          consideration. The Fund normally
                                                          invests mainly in debt securities of
                                                          governments and their political
                                                          subdivisions and agencies,
                                                          supranational organizations and
                                                          companies located anywhere in the
                                                          world, including emerging markets.


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   25

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
FTVIPT Templeton Growth            Y             Y        Long-term capital growth. The Fund       Templeton Global
Securities Fund - Class 2                                 normally invests primarily in equity     Advisors Limited,
                                                          securities of companies located          adviser; Templeton
                                                          anywhere in the world, including those   Asset Management Ltd.,
                                                          in the U.S. and in emerging markets.     subadviser.
Goldman Sachs VIT Mid Cap          Y             Y        Long-term capital appreciation. The      Goldman Sachs Asset
Value Fund - Institutional                                Fund invests, under normal               Management, L.P.
Shares                                                    circumstances, at least 80% of its net
                                                          assets plus any borrowings for
                                                          investment purposes (measured at time
                                                          of purchase) ("Net Assets") in a
                                                          diversified portfolio of equity
                                                          investments in mid-cap issuers with
                                                          public stock market capitalizations
                                                          (based upon shares available for
                                                          trading on an unrestricted basis)
                                                          within the range of the market
                                                          capitalization of companies
                                                          constituting the Russell Midcap(R)
                                                          Value Index at the time of investment.
                                                          If the market capitalization of a
                                                          company held by the Fund moves outside
                                                          this range, the Fund may, but is not
                                                          required to, sell the securities. The
                                                          capitalization range of the Russell
                                                          Midcap(R) Value Index is currently
                                                          between $1.1 billion and $21 billion.
                                                          Although the Fund will invest
                                                          primarily in publicly traded U.S.
                                                          securities, it may invest up to 25% of
                                                          its Net Assets in foreign securities,
                                                          including securities of issuers in
                                                          countries with emerging markets or
                                                          economies ("emerging countries") and
                                                          securities quoted in foreign
                                                          currencies. The Fund may invest in the
                                                          aggregate up to 20% of its Net Assets
                                                          in companies with public stock market
                                                          capitalizations outside the range of
                                                          companies constituting the Russell
                                                          Midcap(R) Value Index at the time of
                                                          investment and in fixed-income
                                                          securities, such as government,
                                                          corporate and bank debt obligations.


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  26  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Goldman Sachs VIT Structured       Y             Y        Long-term growth of capital and          Goldman Sachs Asset
U.S. Equity                                               dividend income. The Fund invests,       Management, L.P.
Fund - Institutional Shares                               under normal circumstances, at least
                                                          80% of its net assets plus any
                                                          borrowings for investment purposes
                                                          (measured at the time of purchase)
                                                          ("Net Assets") in a diversified
                                                          portfolio of equity investments in
                                                          U.S. issuers, including foreign
                                                          companies that are traded in the
                                                          United States. However, it is
                                                          currently anticipated that, under
                                                          normal circumstances, the Fund will
                                                          invest at least 95% of its Net Assets
                                                          in such equity investments. The Fund's
                                                          investments are selected using a
                                                          variety of quantitative techniques,
                                                          derived from fundamental research
                                                          including but not limited to
                                                          valuation, momentum, profitability and
                                                          earnings quality, in seeking to
                                                          maximize the Fund's expected returns.
                                                          The Fund maintains risk, style,
                                                          capitalization and industry
                                                          characteristics similar to the S&P 500
                                                          Index. The S&P 500 Index is an index
                                                          of large-cap stocks designed to
                                                          reflect a broad representation of the
                                                          U.S. economy. The Fund seeks to
                                                          maximize expected return while
                                                          maintaining these and other
                                                          characteristics similar to the
                                                          benchmark. The Fund is not required to
                                                          limit its investments to securities in
                                                          the S&P 500 Index.
Janus Aspen Series Large Cap       Y             Y        Long-term growth of capital in a         Janus Capital
Growth Portfolio: Service                                 manner consistent with the               Management LLC
Shares                                                    preservation of capital. Invests under
                                                          normal circumstances at least 80% of
                                                          its net assets in common stocks of
                                                          large-sized companies. Large-sized
                                                          companies are those whose market
                                                          capitalization falls within the range
                                                          of companies in the Russell 1000(R)
                                                          Index at the time of purchase.
Legg Mason Partners Variable       Y             Y        Long-term growth of capital. Under       Legg Mason Partners
Small Cap Growth Portfolio,                               normal circumstances, the fund invests   Fund Advisor, LLC,
Class I                                                   at least 80% of its net assets in        adviser; ClearBridge
                                                          equity securities of companies with      Advisors, LLC, sub-
                                                          small market capitalizations and         adviser.
                                                          related investments.


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   27

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
MFS(R) Investors Growth            N             Y        Capital appreciation. Normally invests   MFS Investment
Stock Series - Service Class                              at least 80% of the fund's net assets    Management(R)
                                                          in equity securities of companies MFS
                                                          believes to have above average
                                                          earnings growth potential compared to
                                                          other companies (growth companies).
                                                          Growth companies tend to have stock
                                                          prices that are high relative to their
                                                          earnings, dividends, book value, or
                                                          other financial measures. The Fund
                                                          generally focuses on companies with
                                                          large capitalizations.
MFS(R) New Discovery               N             Y        Capital appreciation. Invests in         MFS Investment
Series - Service Class                                    stocks of companies MFS believes to      Management(R)
                                                          have above average earnings growth
                                                          potential compared to other companies
                                                          (growth companies). Growth companies
                                                          tend to have stock prices that are
                                                          high relative to their earnings,
                                                          dividends, book value, or other
                                                          financial measures. The Fund generally
                                                          focuses on companies with small
                                                          capitalizations.
MFS(R) Total Return                Y             Y        Total return. Invests primarily in       MFS Investment
Series - Service Class                                    equity and fixed income securities.      Management(R)
                                                          MFS invests between 40% and 75% of the
                                                          fund's net assets in equity securities
                                                          and at least 25% of the fund's total
                                                          assets in fixed-income senior
                                                          securities.
MFS(R) Utilities Series -          Y             Y        Total return. Normally invests at        MFS Investment
Service Class                                             least 80% of the fund's net assets in    Management(R)
                                                          securities of issuers in the utilities
                                                          industry. The Fund's assets may be
                                                          invested in companies of any size.
Oppenheimer Capital                Y             Y        Capital appreciation by investing in     OppenheimerFunds, Inc.
Appreciation Fund/VA,                                     securities of well-known, established
Service Shares                                            companies.
Oppenheimer Global                 Y             Y        Long-term capital appreciation.          OppenheimerFunds, Inc.
Securities Fund/VA, Service                               Invests mainly in common stocks of
Shares                                                    U.S. and foreign issuers that are
                                                          "growth-type" companies, cyclical
                                                          industries and special situations that
                                                          are considered to have appreciation
                                                          possibilities.
Oppenheimer Main Street            Y             Y        Capital appreciation. Invests mainly     OppenheimerFunds, Inc.
Small Cap Fund/VA, Service                                in common stocks of
Shares                                                    small-capitalization U.S. companies
                                                          that the fund's investment manager
                                                          believes have favorable business
                                                          trends or prospects.


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  28  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Oppenheimer Strategic Bond         Y             Y        High level of current income             OppenheimerFunds, Inc.
Fund/VA, Service Shares                                   principally derived from interest on
                                                          debt securities. Invests mainly in
                                                          three market sectors: debt securities
                                                          of foreign governments and companies,
                                                          U.S. government securities and
                                                          lower-rated high yield securities of
                                                          U.S. and foreign companies.
PIMCO VIT All Asset                Y             Y        Maximum real return consistent with      Pacific Investment
Portfolio, Advisor Share                                  preservation of real capital and         Management Company LLC
Class                                                     prudent investment management period.
                                                          The Portfolio seeks to achieve its
                                                          investment objective by investing
                                                          under normal circumstances
                                                          substantially all of its assets in
                                                          Institutional Class shares of the
                                                          PIMCO Funds, an affiliated open-end
                                                          investment company, except the All
                                                          Asset and All Asset All Authority
                                                          Funds ("Underlying Funds"). Though it
                                                          is anticipated that the Portfolio will
                                                          not currently invest in the European
                                                          StockPLUS(R) TR Strategy, Far East
                                                          (ex-Japan) StocksPLUS(R) TR Strategy,
                                                          Japanese StocksPLUS(R) TR Strategy,
                                                          StocksPLUS(R) Municipal-Backed and
                                                          StocksPLUS(R) TR Short Strategy Funds,
                                                          the Portfolio may invest in these
                                                          Funds in the future, without
                                                          shareholder approval, at the
                                                          discretion of the Portfolio's asset
                                                          allocation sub-adviser.
Putnam VT Health Sciences          N             Y        Capital appreciation. The fund pursues   Putnam Investment
Fund - Class IB Shares                                    its goal by investing mainly in common   Management, LLC
                                                          stocks of companies in the health
                                                          sciences industries, with a focus on
                                                          growth stocks. Under normal
                                                          circumstances, the fund invests at
                                                          least 80% of its net assets in
                                                          securities of (a) companies that
                                                          derive at least 50% of their assets,
                                                          revenues or profits from the
                                                          pharmaceutical, health care services,
                                                          applied research and development and
                                                          medical equipment and supplies
                                                          industries, or (b) companies Putnam
                                                          Management thinks have the potential
                                                          for growth as a result of their
                                                          particular products, technology,
                                                          patents or other market advantages in
                                                          the health sciences industries.
Putnam VT International            N             Y        Capital appreciation. The fund pursues   Putnam Investment
Equity Fund - Class IB                                    its goal by investing mainly in common   Management, LLC
Shares                                                    stocks of companies outside the United
                                                          States that Putnam Management believes
                                                          have favorable investment potential.
                                                          Under normal circumstances, the fund
                                                          invests at least 80% of its net assets
                                                          in equity investments.


--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   29

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Putnam VT Small Cap Value          N             Y        Capital appreciation. The fund pursues   Putnam Investment
Fund - Class IB Shares                                    its goal by investing mainly in common   Management, LLC
                                                          stocks of U.S. companies, with a focus
                                                          on value stocks. Under normal
                                                          circumstances, the fund invests at
                                                          least 80% of its net assets in small
                                                          companies of a size similar to those
                                                          in the Russell 2000 Value Index.
Putnam VT Vista Fund - Class       N             Y        Capital appreciation. The fund pursues   Putnam Investment
IB Shares                                                 its goal by investing mainly in common   Management, LLC
                                                          stocks of U.S. companies, with a focus
                                                          on growth stocks.
RVST RiverSource Partners          Y             Y        Long-term capital growth. The Fund's     RiverSource
Variable                                                  assets are primarily invested in         Investments, LLC,
Portfolio - Fundamental                                   equity securities of U.S. companies.     adviser; Davis
Value Fund (previously                                    Under normal market conditions, the      Selected Advisers,
RiverSource Variable                                      Fund's assets will be invested           L.P., subadviser.
Portfolio - Fundamental                                   primarily in companies with market
Value Fund)                                               capitalizations of at least $5 billion
                                                          at the time of the Fund's investment.
                                                          The Fund may invest up to 25% of its
                                                          net assets in foreign investments.
RVST RiverSource Partners          Y             Y        Long-term growth of capital. Invests     RiverSource
Variable Portfolio - Select                               primarily in equity securities of mid    Investments, LLC,
Value Fund (previously                                    cap companies as well as companies       adviser; Systematic
RiverSource Variable                                      with larger and smaller market           Financial Management,
Portfolio - Select Value                                  capitalizations. The Fund considers      L.P. and WEDGE Capital
Fund)                                                     mid-cap companies to be either those     Management L.L.P.,
                                                          with a market capitalization of up to    sub-advisers.
                                                          $15 billion or those whose market
                                                          capitalization falls within range of
                                                          the Russell Midcap(R) Value Index.
RVST RiverSource Partners          Y             Y        Long-term capital appreciation. Under    RiverSource
Variable Portfolio - Small                                normal market conditions, at least 80%   Investments, LLC,
Cap Value Fund (previously                                of the Fund's net assets will be         adviser; River Road
RiverSource Variable                                      invested in small cap companies with     Asset Management, LLC,
Portfolio - Small Cap Value                               market capitalization, at the time of    Donald Smith & Co.,
Fund)                                                     investment, of up to $2.5 billion or     Inc., Franklin
                                                          that fall within the range of the        Portfolio Associates
                                                          Russell 2000(R) Value Index. The Fund    LLC, Barrow, Hanley,
                                                          may invest up to 25% of its net assets   Mewhinney & Strauss,
                                                          in foreign investments.                  Inc. and Denver
                                                                                                   Investment Advisors
                                                                                                   LLC, subadvisers.


--------------------------------------------------------------------------------
  30  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
RVST RiverSource Variable          Y             Y        Maximum current income consistent with   RiverSource
Portfolio - Cash Management                               liquidity and stability of principal.    Investments, LLC
Fund                                                      Invests primarily in money market
                                                          instruments, such as marketable debt
                                                          obligations issued by corporations or
                                                          the U.S. government or its agencies,
                                                          bank certificates of deposit, bankers'
                                                          acceptances, letters of credit, and
                                                          commercial paper, including
                                                          asset-backed commercial paper.
RVST RiverSource Variable          Y             Y        High level of current income while       RiverSource
Portfolio - Diversified Bond                              attempting to conserve the value of      Investments, LLC
Fund                                                      the investment for the longest period
                                                          of time. Under normal market
                                                          conditions, the Fund invests at least
                                                          80% of its net assets in bonds and
                                                          other debt securities. At least 50% of
                                                          the Fund's net assets will be invested
                                                          in securities like those included in
                                                          the Lehman Brothers Aggregate Bond
                                                          Index (Index), which are investment
                                                          grade and denominated in U.S. dollars.
                                                          The Index includes securities issued
                                                          by the U.S. government, corporate
                                                          bonds, and mortgage-and asset-backed
                                                          securities. Although the Fund
                                                          emphasizes high- and medium-quality
                                                          debt securities, it will assume some
                                                          credit risk to achieve higher yield
                                                          and/or capital appreciation by buying
                                                          lower-quality (junk) bonds. The Fund
                                                          may invest up to 25% of its net assets
                                                          in foreign investments, which may
                                                          include instruments in emerging
                                                          markets.
RVST RiverSource Variable          Y             Y        High level of current income and, as a   RiverSource
Portfolio - Diversified                                   secondary goal, steady growth of         Investments, LLC
Equity Income Fund                                        capital. Under normal market
                                                          conditions, the Fund invests at least
                                                          80% of its net assets in
                                                          dividend-paying common and preferred
                                                          stocks. The Fund may invest up to 25%
                                                          of its net assets in foreign
                                                          investments.
RVST RiverSource Variable          Y             Y        Total return that exceeds the rate of    RiverSource
Portfolio - Global Inflation                              inflation over the long-term.            Investments, LLC
Protected Securities Fund                                 Non-diversified mutual fund that,
                                                          under normal market conditions,
                                                          invests at least 80% of its net assets
                                                          in inflation-protected debt
                                                          securities. These securities include
                                                          inflation-indexed bonds of varying
                                                          maturities issued by U.S. and foreign
                                                          governments, their agencies or
                                                          instrumentalities, and corporations.


--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   31

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
RVST RiverSource Variable          Y             Y        Long-term capital growth. Invests        RiverSource
Portfolio - Growth Fund                                   primarily in common stocks and           Investments, LLC
                                                          securities convertible into common
                                                          stocks that appear to offer growth
                                                          opportunities. These growth
                                                          opportunities could result from new
                                                          management, market developments, or
                                                          technological superiority. The Fund
                                                          may invest up to 25% of its net assets
                                                          in foreign investments.
RVST RiverSource Variable          Y             Y        High current income, with capital        RiverSource
Portfolio - High Yield Bond                               growth as a secondary objective. Under   Investments, LLC
Fund                                                      normal market conditions, the Fund
                                                          invests at least 80% of its net assets
                                                          in high-yield debt instruments
                                                          (commonly referred to as "junk")
                                                          including corporate debt securities as
                                                          well as bank loans rated below
                                                          investment grade by a nationally
                                                          recognized statistical rating
                                                          organization, or if unrated,
                                                          determined to be of comparable
                                                          quality. Up to 25% of the Fund may be
                                                          invested in high yield debt
                                                          instruments of foreign issuers.
RVST RiverSource Variable          Y             Y        High total return through current        RiverSource
Portfolio - Income                                        income and capital appreciation. Under   Investments, LLC
Opportunities Fund                                        normal market conditions, the Fund
                                                          invests primarily in income-producing
                                                          debt securities with an emphasis on
                                                          the higher rated segment of the
                                                          high-yield (junk bond) market. These
                                                          income-producing debt securities
                                                          include corporate debt securities as
                                                          well as bank loans. The Fund will
                                                          purchase only securities rated B or
                                                          above, or unrated securities believed
                                                          to be of the same quality. If a
                                                          security falls below a B rating, the
                                                          Fund may continue to hold the
                                                          security. Up to 25% of the Fund may be
                                                          in foreign investments.
RVST RiverSource Variable          Y             Y        Capital appreciation. Under normal       RiverSource
Portfolio - Large Cap Equity                              market conditions, the Fund invests at   Investments, LLC
Fund                                                      least 80% of its net assets in equity
                                                          securities of companies with market
                                                          capitalization greater than $5 billion
                                                          at the time of purchase. The Fund may
                                                          invest up to 25% of its net assets in
                                                          foreign investments.


--------------------------------------------------------------------------------
  32  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
RVST RiverSource Variable          Y             Y        Long-term growth of capital. Under       RiverSource
Portfolio - Large Cap Value                               normal market conditions, the Fund       Investments, LLC
Fund                                                      invests at least 80% of its net assets
                                                          in equity securities of companies with
                                                          a market capitalization greater than
                                                          $5 billion. The Fund may also invest
                                                          in income-producing equity securities
                                                          and preferred stocks. The Fund may
                                                          invest up to 25% of its net assets in
                                                          foreign investments.
RVST RiverSource Variable          N             Y        Growth of capital. Under normal market   RiverSource
Portfolio - Mid Cap Growth                                conditions, the Fund invests at least    Investments, LLC
Fund                                                      80% of its net assets at the time of
                                                          purchase in equity securities of mid
                                                          capitalization companies. The
                                                          investment manager defines mid-cap
                                                          companies as those whose market
                                                          capitalization (number of shares
                                                          outstanding multiplied by the share
                                                          price) falls within the range of the
                                                          Russell Midcap(R) Growth Index.
RVST RiverSource Variable          Y             Y        Long-term growth of capital. Under       RiverSource
Portfolio - Mid Cap Value                                 normal circumstances, the Fund invests   Investments, LLC
Fund                                                      at least 80% of its net assets
                                                          (including the amount of any
                                                          borrowings for investment purposes) in
                                                          equity securities of medium-sized
                                                          companies. Medium-sized companies are
                                                          those whose market capitalizations at
                                                          the time of purchase fall within the
                                                          range of the Russell Midcap(R) Value
                                                          Index. The Fund may invest up to 25%
                                                          of its net assets in foreign
                                                          investments.
RVST RiverSource Variable          Y             Y        Long-term capital appreciation. The      RiverSource
Portfolio - S&P 500 Index                                 Fund seeks to provide investment         Investments, LLC
Fund                                                      results that correspond to the total
                                                          return (the combination of
                                                          appreciation and income) of
                                                          large-capitalization stocks of U.S.
                                                          companies. The Fund invests in common
                                                          stocks included in the Standard &
                                                          Poor's 500 Composite Stock Price Index
                                                          (S&P 500). The S&P 500 is made up
                                                          primarily of large-capitalization
                                                          companies that represent a broad
                                                          spectrum of the U.S. economy.
RVST RiverSource Variable          Y             Y        High level of current income and         RiverSource
Portfolio - Short Duration                                safety of principal consistent with      Investments, LLC
U.S. Government Fund                                      investment in U.S. government and
                                                          government agency securities. Under
                                                          normal market conditions, at least 80%
                                                          of the Fund's net assets are invested
                                                          in securities issued or guaranteed as
                                                          to principal and interest by the U.S.
                                                          government, its agencies or
                                                          instrumentalities.


--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   33

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
RVST Threadneedle Variable         Y             Y        Long-term capital growth. The Fund's     RiverSource
Portfolio - Emerging Markets                              assets are primarily invested in         Investments, LLC,
Fund (previously RiverSource                              equity securities of emerging market     adviser; Threadneedle
Variable Portfolio -                                      companies. Under normal market           International Limited,
Emerging Markets Fund)                                    conditions, at least 80% of the Fund's   an indirect wholly-
                                                          net assets will be invested in           owned subsidiary of
                                                          securities of companies that are         Ameriprise Financial,
                                                          located in emerging market countries,    sub-adviser.
                                                          or that earn 50% or more of their
                                                          total revenues from goods and services
                                                          produced in emerging market countries
                                                          or from sales made in emerging market
                                                          countries.
RVST Threadneedle Variable         Y             Y        Capital appreciation. Invests            RiverSource
Portfolio - International                                 primarily in equity securities of        Investments, LLC,
Opportunity Fund (previously                              foreign issuers that are believed to     adviser; Threadneedle
RiverSource Variable                                      offer strong growth potential. The       International Limited,
Portfolio - International                                 Fund may invest in developed and in      an indirect wholly-
Opportunity Fund)                                         emerging markets.                        owned subsidiary of
                                                                                                   Ameriprise Financial,
                                                                                                   sub-adviser.
Van Kampen Life Investment         Y             Y        Capital growth and income through        Van Kampen Asset
Trust Comstock Portfolio,                                 investments in equity securities,        Management
Class II Shares                                           including common stocks, preferred
                                                          stocks and securities convertible into
                                                          common and preferred stocks. The
                                                          Portfolio emphasizes value style of
                                                          investing seeking well-established,
                                                          undervalued companies believed by the
                                                          Portfolio's investment adviser to
                                                          posses the potential for capital
                                                          growth and income.
Van Kampen UIF Global Real         Y             Y        Current income and capital               Morgan Stanley
Estate Portfolio, Class II                                appreciation. Invests primarily in       Investment Management
Shares                                                    equity securities of companies in the    Inc., doing business
                                                          real estate industry located             as Van Kampen,
                                                          throughout the world, including real     adviser; Morgan
                                                          estate operating companies, real         Stanley Investment
                                                          estate investment trusts and similar     Management Limited and
                                                          entities established outside the U.S.    Morgan Stanley
                                                          (foreign real estate companies).         Investment Management
                                                                                                   Company, sub-
                                                                                                   advisers.
Van Kampen UIF Mid Cap             Y             Y        Long-term capital growth. Invests        Morgan Stanley
Growth Portfolio, Class II                                primarily in growth-oriented equity      Investment Management
Shares                                                    securities of U.S. mid cap companies     Inc., doing business
                                                          and foreign companies, including         as Van Kampen.
                                                          emerging market securities.


--------------------------------------------------------------------------------
  34  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Van Kampen UIF U.S. Real           N             Y        Above-average current income and         Morgan Stanley
Estate Portfolio, Class II                                long-term capital appreciation by        Investment Management
Shares                                                    investing primarily in equity            Inc., doing business
                                                          securities of companies in the U.S.      as Van Kampen.
                                                          real estate industry, including real
                                                          estate investment trusts.
                                                          Non-diversified Portfolio that invests
                                                          primarily in equity securities of
                                                          companies in the U.S. real estate
                                                          industry, including real estate
                                                          investment trusts.
Wanger International               Y             Y        Long-term growth of capital. Invests     Columbia Wanger Asset
Small Cap                                                 primarily in stocks of companies based   Management, L.P.
                                                          outside the U.S. with market
Effective June 1, 2008, the                               capitalizations of less than $5
Fund will change its name to                              billion at time of initial purchase.
Wanger International.
                                                          Effective June 1, 2008:
                                                          Long-term growth of capital. Under
                                                          normal market circumstances, the Fund
                                                          invests a majority of its net assets
                                                          in small- and mid-sized companies with
                                                          market capitalizations under $5
                                                          billion at the time of investment.
                                                          However, if the Fund's investments in
                                                          such companies represent less than a
                                                          majority of its net assets, the Fund
                                                          may continue to hold and to make
                                                          additional investments in an existing
                                                          company in its portfolio even if that
                                                          company's capitalization has grown to
                                                          exceed $5 billion. Except as noted
                                                          above, under normal market
                                                          circumstances, the Fund may invest in
                                                          other companies with market
                                                          capitalizations above $5 billion,
                                                          provided that immediately after that
                                                          investment a majority of its net
                                                          assets would be invested in companies
                                                          with market capitalizations under $5
                                                          billion.


--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   35

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Wanger U.S. Smaller                Y             Y        Long-term growth of capital. Invests     Columbia Wanger Asset
Companies                                                 primarily in stocks of small- and        Management, L.P.
                                                          medium-size U.S. companies with market
Effective June 1, 2008, the                               capitalizations of less than $5
Fund will change its name to                              billion at time of initial purchase.
Wanger USA.
                                                          Effective June 1, 2008:
                                                          Long-term growth of capital. Under
                                                          normal market circumstances, the Fund
                                                          invests a majority of its net assets
                                                          in small- and mid-sized companies with
                                                          market capitalizations under $5
                                                          billion at the time of investment.
                                                          However, if the Fund's investments in
                                                          such companies represent less than a
                                                          majority of its net assets, the Fund
                                                          may continue to hold and to make
                                                          additional investments in an existing
                                                          company in its portfolio even if that
                                                          company's capitalization has grown to
                                                          exceed $5 billion. Except as noted
                                                          above, under normal market
                                                          circumstances, the Fund may invest in
                                                          other companies with market
                                                          capitalizations above $5 billion,
                                                          provided that immediately after that
                                                          investment a majority of its net
                                                          assets would be invested in companies
                                                          with market capitalizations under $5
                                                          billion.


GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.


Currently, unless an asset allocation program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.
--------------------------------------------------------------------------------
  36  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.


We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the SecureSource(SM) rider, Guarantor Withdrawal Benefit for Life(R) rider or the Guarantor(R) Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


The 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

- automatic rebalancing under any Portfolio Navigator model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new Portfolio Navigator model portfolio;

- amounts applied to an annuity payout plan while a Portfolio Navigator model portfolio containing one or more GPAs is in effect;

- reallocation of your contract value according to an updated Portfolio Navigator model portfolio;

- amounts withdrawn for fees and charges; and

- amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

            IF YOUR GPA RATE IS:               THE MVA IS:
 Less than the new GPA rate + 0.10%             Negative
 Equal to the new GPA rate + 0.10%              Zero
 Greater than the new GPA rate + 0.10%          Positive

For examples, see Appendix A.

--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   37

THE FIXED ACCOUNT

The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT

Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").

DCA FIXED ACCOUNT (APPLIES TO CONTRACTS ISSUED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)

You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. We reserve the right to declare different annual effective rates:

- for the DCA fixed account and the one-year fixed account;

- for the DCA fixed accounts with terms of differing length;

- for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account;

- for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

- for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the DCA fixed account for a six month term;

- the DCA fixed account for a twelve month term;

- the Portfolio Navigator model portfolio in effect;

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  38  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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- if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

- to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

- to the Portfolio Navigator model portfolio then in effect;

- if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a model portfolio and you change to a different model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.

If your contract permits, and you discontinue your participation in an asset allocation model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the asset allocation model portfolio in effect, or if no asset allocation model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of Your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT

Your investment professional will help you complete and submit an application and send it along with your initial purchase payment to our administrative office. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available in your state):

- GPAs, the one-year fixed account, the DCA fixed account and/or subaccounts in which you want to invest;

- how you want to make purchase payments;

- the length of the withdrawal charge schedule (5 or 7 years from our receipt of each purchase payment);

- a beneficiary;

- the optional Portfolio Navigator asset allocation program(1); and

- one of the following Death Benefits:

  - ROP Death Benefit;


  - MAV Death Benefit;


  - 5% Accumulation Death Benefit(2); or

  - Enhanced Death Benefit(2).

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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   39

In addition, you may also select (if available in your state):

EITHER OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):


- Accumulation Protector Benefit(R) rider



- SecureSource(SM) rider


EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:


- Benefit Protector(R) Death Benefit rider(3)



- Benefit Protector(R) Plus Death Benefit rider(3)


(1)  There is no additional charge for this feature.

(2) The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(R) and Benefit Protector(R) Plus Death Benefit riders.


(3) Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.


The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.


If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the GPAs, one-year fixed account, the DCA fixed account and subaccounts you selected within two business days after we receive it at our corporate office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

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  40  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1) Applies to contracts purchased on or after May 1, 2006, in most states. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.

BENEFICIARY


We will pay the death benefit to your named beneficiary if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable amount until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


If you select the SecureSource(SM) - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM INITIAL PURCHASE PAYMENT

  $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

  $50 for SIPs

  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*

  $1,000,000


* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(R) or the Guarantor(R) Withdrawal Benefit. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(R) rider.


HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

As of May 1, 2006, we no longer offer purchase payment credits in most states. Purchase payment credits are available if you:

- purchased a contract with the seven-year withdrawal charge schedule before May 1, 2006; or

- purchase(d) a contract with the seven-year withdrawal charge schedule on or after May 1, 2006 in a state where purchase payment credits are/were still available at the time you purchase(d) your contract.

See Appendix I for a description of the purchase payment credits that apply to your policy.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers,withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   41

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.


The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED
ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE           QUALIFIED ANNUITIES                       NONQUALIFIED ANNUITIES
 ROP Death Benefit                                                      0.90%                                       1.05%
 MAV Death Benefit                                                      1.10                                        1.25
 5% Accumulation Death Benefit                                          1.25                                        1.40
 Enhanced Death Benefit                                                 1.30                                        1.45
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS
 ROP Death Benefit                                                      1.00%                                       1.15%
 MAV Death Benefit                                                      1.20                                        1.35
 5% Accumulation Death Benefit                                          1.35                                        1.50
 Enhanced Death Benefit                                                 1.40                                        1.55
FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
 ROP Death Benefit                                                      1.20%                                       1.35%
 MAV Death Benefit                                                      1.40                                        1.55
 5% Accumulation Death Benefit                                          1.55                                        1.70
 Enhanced Death Benefit                                                 1.60                                        1.75


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

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  42  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years from our receipt of each purchase payment, depending on which withdrawal charge schedule you select when you purchase the contract (see "Expense Summary").


You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(R) rider or the Guarantor(R) Withdrawal Benefit rider:



CONTRACTS WITHOUT SECURESOURCE(SM) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER OR GUARANTOR(R) WITHDRAWAL BENEFIT RIDER


The TFA is the greater of:

- 10% of the contract value on the prior contract anniversary(1); or

- current contract earnings.


CONTRACTS WITH SECURESOURCE(SM) RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.


CONTRACTS WITH GUARANTOR(R) WITHDRAWAL BENEFIT RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the Remaining Benefit Payment.

(1) We consider your initial purchase payment and any purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the guarantee period accounts may also be subject to a market value adjustment (see "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   43

Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.


For an example, see Appendix B.

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;


- if you elected the SecureSource(SM) rider or Guarantor Withdrawal Benefit for Life(R) rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;



- if you elected the Guarantor(R) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;


- required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

- contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period;* and

- death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Appendix I -- Purchase Payment Credits for Eligible Contracts.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on your contract option and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

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  44  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED


ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE


We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Accumulation Protector Benefit(R) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently, the Accumulation Protector Benefit(R) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit(R) rider charge will not exceed a maximum of 1.75%.



We will not change the Accumulation Protector Benefit(R) rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge.

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

SECURESOURCE(SM) RIDER FEE

We charge an annual fee based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:

- SecureSource(SM) - Single Life rider, 0.65%;

- SecureSource(SM) - Joint Life rider, 0.85%.

We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the SecureSource(SM) rider, you may not cancel it and the fee will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.


Currently the SecureSource(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The SecureSource(SM) - Single Life rider charge will not exceed a maximum charge of 1.50%. The SecureSource(SM) - Joint Life rider charge will not exceed a maximum charge of 1.75%.

We will not change the SecureSource(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the SecureSource(SM) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   45

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED



GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE(1)


We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor Withdrawal Benefit for Life(R) rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit for Life(R) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit for Life(R) rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor Withdrawal Benefit for Life(R) rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life(R) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


(1)  See disclosure in Appendix K.



GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE(1)


THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B (SEE APPENDIX L) UNLESS OTHERWISE NOTED.

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor(R) Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days


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  46  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor(R) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor(R) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor(R) Withdrawal Benefit rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor(R) Withdrawal Benefit rider charge will not change until the third contract anniversary. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the elective spousal continuation step up under Rider A after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


(1)  See disclosure in Appendix L.



INCOME ASSURER BENEFIT(R) RIDER FEE



We charge an annual fee for this optional feature only if you selected it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(R) rider you select. There are three Income Assurer Benefit(R) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(R) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(R) rider is as follows:



                                                                MAXIMUM                       CURRENT
 Income Assurer Benefit(R) - MAV                                 1.50%                         0.30%(1)
 Income Assurer Benefit(R) - 5% Accumulation Benefit Base        1.75                          0.60(1)
 Income Assurer Benefit(R) - Greater of MAV or 5%
 Accumulation Benefit Base                                       2.00                          0.65(1)



(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(R) - MAV -- 0.55%, Income Assurer Benefit(R) -- 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit
     Base -- 0.75%.



We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently the Income Assurer Benefit(R) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model portfolio but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(R) charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the charge and/or charge a separate charge for each model portfolio. If you choose to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.


OPTIONAL DEATH BENEFITS -- CURRENTLY OFFERED


BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your

--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS 47 interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS

We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs;

- plus any purchase payment credits allocated to the GPAs;

- plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit(R) rider;


  - SecureSource(SM) rider;


  - Guarantor Withdrawal Benefit for Life(R) rider;



  - Guarantor(R) Withdrawal Benefit rider;



  - Income Assurer Benefit(R) rider;



  - Benefit Protector(R) rider; or



  - Benefit Protector(R) Plus rider.


THE FIXED ACCOUNT

THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT AND THE DCA FIXED ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

- the sum of your purchase payments and any purchase payment credits allocated to the one-year fixed account and the DCA fixed account, and transfer amounts to the one-year fixed account;

- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit(R) rider;


  - SecureSource(SM) rider;


  - Guarantor Withdrawal Benefit for Life(R) rider;



  - Guarantor(R) Withdrawal Benefit rider;



  - Income Assurer Benefit(R) rider;


--------------------------------------------------------------------------------
  48  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

  - Benefit Protector(R) rider; or



  - Benefit Protector(R) Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value. The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the contract administrative charge; and

- the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit(R) rider;


  - SecureSource(SM) rider;


  - Guarantor Withdrawal Benefit for Life(R) rider;



  - Guarantor(R) Withdrawal Benefit rider;



  - Income Assurer Benefit(R) rider;



  - Benefit Protector(R) rider; or



  - Benefit Protector(R) Plus rider.


Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   49

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA or the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS


By investing an equal
number                                                                                                          NUMBER OF
of dollars                                                  AMOUNT                  ACCUMULATION                UNITS
each month ...                         MONTH                INVESTED                UNIT VALUE                  PURCHASED
                                        Jan                   $100                      $20                       5.00
                                        Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price
is low...                ARROW

                                        Mar                    100                       17                       5.88
                                        Apr                    100                       15                       6.67
                                        May                    100                       16                       6.25
                                        Jun                    100                       18                       5.56
                                        Jul                    100                       17                       5.88
and fewer units
when the per unit
market price is high.    ARROW

                                        Aug                    100                       19                       5.26
                                        Sept                   100                       21                       4.76
                                        Oct                    100                       20                       5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available for use through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Portfolio Navigator Asset Allocation Program" below and "Appendix J -- Asset Allocation Program for Contracts Purchased Before May 1, 2006").

As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you
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  50  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described in Appendix J for owners of all contracts purchased on or after May 1, 2006 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after May 1, 2006. The PN program is available for nonqualified annuities and for qualified annuities.


The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective, and may include certain GPAs and/or the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased on or after May 1, 2006 includes an optional Accumulation Protector Benefit(R) rider, SecureSource(SM) rider, Guarantor Withdrawal Benefit for Life(R) rider, Guarantor(R) Withdrawal Benefit rider or Income Assurer Benefit(R) rider. If your contract does not include one of these riders, you also may elect to participate in the PN program. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.



SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at or before the time they enroll in the PN program.


Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.


We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential Conflicts of Interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.



POTENTIAL CONFLICT OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Series Trust and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Series Trust and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource


--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   51

Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.


As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Series Trust and certain allocation options, we may have an incentive to identify the RiverSource Variable Series Trust funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust monitors the performance of the funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Series Trust. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may believe that certain RiverSource Variable Series Trust funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.


RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

- no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period
  Accounts -- Market Value Adjustment.")

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the model portfolio you have chosen.

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios

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  52  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.


In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit(R) rider, SecureSource(SM) rider, Guarantor Withdrawal Benefit for Life(R) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(R) rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes the SecureSource(SM) rider, we reserve the right to limit the number of model portfolio changes if required to comply with the written instructions of a Fund (see "Market Timing"). If your contract includes the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(R) rider, we reserve the right to limit the number of model portfolios from which you can select, subject to state restrictions.


We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

- limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

- cancel required participation in the program after 30 days written notice;

- substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

- discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.


The investment advisory agreement will terminate automatically in the event that we are notified of a death which results in a death benefit becoming payable under the contract. In this case, your investment advisory relationship with RiverSource Investments and the notification of future reassessments will cease, but prior instructions provided by you in connection with your participation in the PN program will continue (e.g. rebalancing instructions provided to insurer).


RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.)
For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.
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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   53

PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT(R) RIDER, SECURESOURCE(SM) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER, GUARANTOR(R) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(R) RIDER



If you purchase the optional Accumulation Protector Benefit(R) rider, the optional SecureSource(SM) rider, the optional Guarantor Withdrawal Benefit for Life(R) rider, the optional Guarantor(R) Withdrawal Benefit rider or the optional Income Assurer Benefit(R) rider, you are required to participate in the PN program under the terms of each rider.



- ACCUMULATION PROTECTOR BENEFIT(R) RIDER: You cannot terminate the Accumulation Protector Benefit(R) rider. As long as the Accumulation Protector Benefit(R) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(R) rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.



- SECURESOURCE(SM) RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER: The SecureSource(SM) rider and the Guarantor Withdrawal Benefit for Life(R) rider require that your contract value be invested in one of the model portfolios for the life of the rider. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select. Because you cannot terminate the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(R) rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE SECURESOURCE(SM) RIDER OR THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- GUARANTOR(R) WITHDRAWAL BENEFIT RIDER: Because the Guarantor(R) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(R) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(R) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT(R) RIDER: You can terminate the Income Assurer Benefit(R) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(R) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(R) RIDER IS IN EFFECT.


OPTIONAL PN PROGRAM


If you do not select the optional Accumulation Protector Benefit(R) rider, the optional SecureSource(SM) rider, the optional Guarantor Withdrawal Benefit for Life(R) rider, the optional Guarantor(R) Withdrawal Benefit rider or the optional Income Assurer Benefit(R) rider with your contract, you may elect to participate in the PN program.


You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.


You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the DCA fixed account (see "DCA Fixed Account"). Partial withdrawals do not cancel the PN program. Your participation in the PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.


TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or the DCA fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to the DCA fixed account.

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  54  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")

- Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and DCA accounts.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.
--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   55

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under an automatic transfer program to exclude a restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing
--------------------------------------------------------------------------------
  56 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers among your GPAs, one-year fixed account or the subaccounts or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

- Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers except in connection with a DCA Fixed Account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly

                           $250 quarterly, semiannually or annually

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   57

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance
Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")



Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(R) rider or the Guarantor(R) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(R) rider or the Guarantor(R) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").


In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.(1) After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

(1) If you elected a SecureSource(SM) rider, you do not have the option to request from which account to withdraw.

RECEIVING PAYMENT

By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

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  58  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:


  - you are at least age 59 1/2; or



  - you are disabled as defined in the Code; or



  - you severed employment with the employer who purchased the contract; or



  - the distribution is because of your death; or



  - effective Jan. 1, 2009, the distribution is due to plan termination; or


  - effective Jan. 1, 2009, you are military reservant.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(R) and/or Benefit Protector(R) Plus, the riders will terminate upon transfer of ownership of the annuity contract. The SecureSource(SM) - Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force. The Accumulation Protector Benefit(R), the SecureSource(SM) - Single Life, the Guarantor Withdrawal Benefit for Life(R) and the Guarantor(R) Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   59

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

- ROP Death Benefit;

- MAV Death Benefit;

- 5% Accumulation Death Benefit; or

- Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

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  60  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

  ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV       =     PW X DB
    DEATH BENEFITS)                                                  ------------
                                                                          CV


  PW = the partial withdrawal including any applicable withdrawal charge or MVA.


  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

- minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

  5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR PARTIAL        =      PWT X VAF
    WITHDRAWALS                                                      ---------------
                                                                            SV

  PWT   =   the amount transferred from the subaccounts or the DCA fixed account, or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the
            subaccounts or the DCA fixed account.
  VAF   =   variable account floor on the date of (but prior to) the
            transfer or partial withdrawal.
  SV    =   value of the subaccounts and the DCA fixed account on the
            date of (but prior to) the transfer of partial withdrawal.

The amount of purchase payment and purchase payment credits (if applicable) withdrawn from or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payment and purchase payment credits (if applicable) in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and purchase payment credits allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or DCA fixed account.


NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(R) 5% variable account floor.


RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:

1. contract value; or

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   61

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals; or

3. the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments and any purchase payment credits, minus adjusted partial withdrawals; or

3. the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:

1. contract value;

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix C.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(R) and Benefit Protector(R) Plus riders, if selected, will terminate. The SecureSource(SM) - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit(R), SecureSource(SM) - Single Life, Guarantor Withdrawal Benefit for Life(R) or Guarantor(R) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

Additionally, the optional SecureSource(SM) rider, if selected, will terminate.

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  62  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(R) and the Benefit Protector(R) Plus riders, if selected, will terminate. The SecureSource(SM) - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit(R), SecureSource(SM) - Single Life, Guarantor Withdrawal Benefit for Life(R) or Guarantor(R) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(R) is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

  Additionally, the optional SecureSource(SM) rider, if selected, will terminate.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED


ACCUMULATION PROTECTOR BENEFIT(R) RIDER



The Accumulation Protector Benefit(R) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(R) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:



ON THE BENEFIT DATE, IF:                         THEN YOUR ACCUMULATION PROTECTOR BENEFIT(R) RIDER BENEFIT IS:
The Minimum Contract Accumulation Value          The contract value is increased on the benefit date to equal
(defined below) as determined under the          the Minimum Contract Accumulation Value as determined under
Accumulation Protector Benefit(R) rider is       the Accumulation Protector Benefit(R) rider on the benefit
greater than your contract value,                date.

The contract value is equal to or greater than   Zero; in this case, the Accumulation Protector Benefit(R)
the Minimum Contract Accumulation Value as       rider ends without value and no benefit is payable.
determined under the Accumulation Protector
Benefit(R) rider,



If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(R) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(R) rider on the valuation date your contract value reached zero.



If this rider is available in your state, you may elect the Accumulation Protector Benefit(R) rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(R) rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(R) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit(R) rider may not be purchased with the optional SecureSource(SM), Guarantor Withdrawal Benefit for Life(R) or the Guarantor(R) Withdrawal Benefit riders or any Income Assurer Benefit(R) rider. When the rider ends, you may be able to purchase


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   63
another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit(R) rider may not be available in all states.



You should consider whether an Accumulation Protector Benefit(R) rider is appropriate for you because:


- you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix J: Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program. The Portfolio Navigator program and the asset allocation program limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the asset allocation model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;


- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(R) rider;



- if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit(R) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;



- if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(R) rider, which is the length of the waiting period under the Accumulation Protector Benefit(R) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(R) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(R) rider may provide;



- the 10 year waiting period under the Accumulation Protector Benefit(R) rider will restart if you exercise the Elective Step Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step Up (described below); and



- the 10 year waiting period under the Accumulation Protector Benefit(R) rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit(R) rider charge to increase (see "Charges").



Be sure to discuss with your investment professional whether a Accumulation Protector Benefit(R) rider is appropriate for your situation.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(R):


BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.


MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(R) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.


ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

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  64  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.


When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(R) rider at that time. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(R) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.


The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION


If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(R) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.


TERMINATING THE RIDER

The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full withdrawal; or

  - annuitization begins; or

  - the contract terminates as a result of the death benefit being paid.

  The rider will terminate on the benefit date.

For an example, see Appendix D.

SECURESOURCE(SM) RIDERS

There are two optional SecureSource(SM) riders available under your contract:

- SecureSource(SM) - Single Life; or

- SecureSource(SM) - Joint Life.

The information in this section applies to both SecureSource(SM) riders, unless otherwise noted.

The SecureSource(SM) - Single Life rider covers one person. The
SecureSource(SM) - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource(SM) - Single Life rider or the SecureSource(SM) - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   65

The SecureSource(SM) rider is an optional benefit that you may select for an additional annual charge if(1):


- you purchase your contract on or after May 1, 2007; and


- SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or

- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.

(1) The SecureSource(SM) rider is not available under an inherited qualified annuity.


The SecureSource(SM) rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:


- SINGLE LIFE: you have recovered at minimum all of your purchase payments or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.

- JOINT LIFE: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below), even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.

The SecureSource(SM) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the SecureSource(SM) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment
    (GBP)", "Remaining Benefit Payment (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

- SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);

- JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).

Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Single Life only:
Covered Person", "Joint Life only: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

- SINGLE LIFE: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);

- JOINT LIFE: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payment (ALP)" headings below).

Provided annuity payouts have not begun, the SecureSource(SM) rider guarantees that you may take the following withdrawal amounts each contract year:

- Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

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  66  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

- SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

- JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether a SecureSource(SM) rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

     (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

     (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

     JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on

     (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or

     (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below). Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   67

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program.") You may make two elective model portfolio changes per contract year; we reserve the right to limit elective model portfolio changes if required to comply with the written instructions of a fund (see "Market Timing").

You can allocate your contract value to any available model portfolio during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio to any available model portfolio.

Immediately following a withdrawal your contract value will be reallocated to the target model portfolio as shown in your contract if your current model portfolio is more aggressive than the target model portfolio. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target model portfolio is currently the Moderate model. We reserve the right to change the target model portfolio to a model portfolio that is more aggressive than the current target model portfolio after 30 days written notice.

After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio to the target model portfolio or any model portfolio that is more conservative than the target model portfolio without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to a model portfolio that is more aggressive than the target model portfolio, your rider benefit will be reset as follows:

(a) the total GBA will be reset to the lesser of its current value or the contract value; and

(b) the total RBA will be reset to the lesser of its current value or the contract value; and

(c) the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and

(d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and

(e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not less than zero; and

(f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not less than zero.

You may request to change your model portfolio by written request on an authorized form or by another method agreed to by us.

- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource(SM) - Single Life rider or the SecureSource(SM) - Joint Life rider. If you elect the SecureSource(SM) rider, you may not elect the Accumulation Protector Benefit(R) rider.

- NON-CANCELABLE: Once elected, the SecureSource(SM) rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource(SM) - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource(SM) - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).


- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.


  If you select the SecureSource(SM) - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

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  68  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.


- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.


You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, a SecureSource(SM) rider may be of limited value to you.


KEY TERMS AND PROVISIONS OF THE SECURESOURCE(SM) RIDER ARE DESCRIBED BELOW:

WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   69

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the RBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.
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  70  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.

JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application and as shown in the contract for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):


- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.


- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

- SINGLE LIFE: death; or

- JOINT LIFE: death of the last surviving covered spouse; or

- the RBA is reduced to zero.

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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   71

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:


- SINGLE LIFE: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.


- JOINT LIFE: The ALP is established as 6% of the total RBA on the earliest of the following dates:

  (a) the rider effective date if the younger covered spouse has already reached age 65.


  (b) the rider anniversary on/following the date the younger covered spouse reaches age 65.


  (c) upon the first death of a covered spouse, then

     (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

     (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or


     (3) the rider anniversary on/following the date the surviving covered spouse reaches age 65.


  (d) Following dissolution of marriage of the covered spouses,


     (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or



     (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.


- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- SINGLE LIFE: At spousal continuation or contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

- The RALP is established at the same time as the ALP, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

  (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

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  72  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the purchase payment amount.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any withdrawal -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and the RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

- The annual step up is effective on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   73

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH:


SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource(SM) - Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to the spousal continuation, the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:


- The GBA, RBA and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource(SM) - Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.

SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, Guarantee Period Accounts (where available), the One-Year Fixed Account (if applicable) and the DCA Fixed Account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.

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  74  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

   (a) receive the remaining schedule of GBPs until the RBA equals zero; or


   (b) SINGLE LIFE: wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or



   (c) JOINT LIFE: wait until the rider anniversary on/following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.


We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

   (a) the remaining schedule of GBPs until the RBA equals zero; or

   (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or.

   (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

- SINGLE LIFE: covered person;

- JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource(SM) rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH:

SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   75

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or
3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:


SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the GBA, RBA, GBP, RBP values will remain unchanged. If the covered person changes due to the ownership change the ALP and RALP will be reset as follows:


- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource(SM) rider.

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  76  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION

The SecureSource(SM) rider cannot be terminated either by you or us except as follows:

1. SINGLE LIFE: After the death benefit is payable the rider will terminate if:

   (a) any one other than your spouse continues the contract, or


   (b) your spouse does not use the spousal continuation provision of the contract to continue the contract.


2. JOINT LIFE: After the death benefit is payable the rider will terminate if:

   (a) any one other than a covered spouse continues the contract, or


   (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.


3. Annuity payouts under an annuity payout plan will terminate the rider.

4. Termination of the contract for any reason will terminate the rider.

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED

If you bought a contract before May 1, 2007 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.


IF YOU PURCHASED               AND YOU SELECTED ONE OF THE               DISCLOSURE FOR THIS BENEFIT MAY BE
A CONTRACT(1)...               FOLLOWING OPTIONAL LIVING BENEFITS...     FOUND IN THE FOLLOWING APPENDIX:
Before April 29, 2005          Guarantor(R) Withdrawal Benefit ("Rider   Appendix L
                               B")
April 29, 2005 - April 30,     Guarantor(R) Withdrawal Benefit ("Rider   Appendix L
2006                           A")
May 1, 2006 - April 30, 2007   Guarantor Withdrawal Benefit for          Appendix K
                               Life(R)
Before May 1, 2007             Income Assurer Benefit(R)                 Appendix M


(1) These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents. If you are uncertain which rider you have, please contact your investment professional or us.

OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))



The Benefit Protector(R) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.



If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector(R) to your contract. You must elect the Benefit Protector(R) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(R) Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by

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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   77
the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(R) is appropriate for your situation.



The Benefit Protector(R) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


- the applicable death benefit, plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.


EARNINGS AT DEATH: For purposes of the Benefit Protector(R) and Benefit Protector(R) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.



TERMINATING THE BENEFIT PROTECTOR(R)


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(R) Death Benefit Rider within 30 days of the date they elect to continue the contract.


For an example, see Appendix G.


BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS)



The Benefit Protector(R) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) Plus provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(R) rider during the second rider year.



If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector(R) Plus to your contract. You must elect the Benefit Protector(R) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector(R) Rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(R) Plus is appropriate for your situation.



The Benefit Protector(R) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:



- the benefits payable under the Benefit Protector(R) described above, plus:


- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND THE ANNUITANT ARE      PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   AGE 70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                        0%                                            0%
 Three and Four                    10%                                         3.75%
 Five or more                      20%                                          7.5%

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  78  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Another way to describe the benefits payable under the Benefit Protector(R) Plus rider is as follows:


- the applicable death benefit, plus

                              IF YOU AND THE ANNUITANT ARE UNDER
CONTRACT YEAR           AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             40% x earnings at death (see above)
 Three & Four    40% x (earnings at death + 25% of initial purchase payment*)
 Five or more    40% x (earnings at death + 50% of initial purchase payment*)

                              IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR          OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             15% x earnings at death
 Three & Four    15% x (earnings at death + 25% of initial purchase payment*)
 Five or more    15% x (earnings at death + 50% of initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.


TERMINATING THE BENEFIT PROTECTOR(R) PLUS


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(R) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").


For an example, see Appendix H.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the DCA fixed account are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   79

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS


You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(R) rider.


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.


- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN: (under the Income Assurer Benefit(R) rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.



- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: (not available under the Income Assurer Benefit(R) rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.


- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit(R) rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit(R) rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation will vary between 5.90% and 7.85% depending on the applicable contract option and the applicable assumed investment rate. (See
  "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")



- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE SECURESOURCE(SM), GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) OR GUARANTOR(R) WITHDRAWAL BENEFIT RIDERS): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource(SM) Riders", "Appendix K:
  Guarantor Withdrawal Benefit for Life(R) Rider" or "Appendix L: Guarantor(R) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS

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  80  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.



NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   81

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

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  82  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;



In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;



- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.



PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



- to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   83

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or no longer most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).


In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

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  84  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT

- Only securities broker-dealers ("selling firms") registered with the SEC and members of the NASD may sell the contract.

- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS


- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.0% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.


- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms.

  These promotional incentives may include but are not limited to:

  - sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

  - marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

  - providing service to contract owners; and,

  - funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

- revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and

- fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   85

POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

- The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

- To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2007 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains

--------------------------------------------------------------------------------
  86 RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   87

                                   APPENDICES

                  TABLE OF CONTENTS AND CROSS-REFERENCE TABLE


APPENDIX NAME                                           PAGE #   CROSS-REFERENCE                                           PAGE #
 Appendix A: Example -- Market Value Adjustment (MVA)   p. 89    Guarantee Period Accounts (GPAs)                           p. 36
 Appendix B: Example -- Withdrawal Charges              p. 91    Charges -- Withdrawal Charges                              p. 43
 Appendix C: Example -- Death Benefits                  p. 96    Benefits in Case of Death                                  p. 60
 Appendix D: Example -- Accumulation Protector                   Optional Benefits -- Accumulation Protector Benefit(R)
 Benefit(R) Rider                                       p. 99    Rider                                                      p. 63
 Appendix E: Example -- SecureSource(SM) Riders         p. 101   Optional Benefits -- SecureSource(SM) Riders               p. 65
 Appendix F: SecureSource(SM) Riders -- Additional RMD           Optional Benefits -- SecureSource(SM) Riders
 Disclosure                                             p. 105                                                              p. 65
 Appendix G: Example -- Benefit Protector(R) Death               Optional Benefits -- Benefit Protector(R) Death Benefit
 Benefit Rider                                          p. 107   Rider                                                      p. 77
 Appendix H: Example -- Benefit Protector(R) Plus                Optional Benefits -- Benefit Protector(R) Plus Death
 Death Benefit Rider                                    p. 109   Benefit Rider                                              p. 78
 Appendix I: Purchase Payment Credits for Eligible
 Contracts                                              p. 111   Buying Your Contract -- Purchase Payment Credits           p. 83
 Appendix J: Asset Allocation Program for Contracts              N/A
 Purchased Before May 1, 2006                           p. 112
 Appendix K: Guarantor Withdrawal Benefit for Life(R)            N/A
 Rider Disclosure                                       p. 113
 Appendix L: Guarantor(R) Withdrawal Benefit Rider               N/A
 Disclosure                                             p. 125
 Appendix M: Income Assurer Benefit(R) Riders           p. 133   N/A
 Appendix N: Condensed Financial Information
 (Unaudited)                                            p. 142   Condensed Financial Information (Unaudited)                p. 15


The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices C through E and K through M include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

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  88  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES

ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                       1 + I
      EARLY WITHDRAWAL AMOUNT X [(  ------------ )(N/12)  - 1] = MVA
                                    1 + J + .001

      Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                (rounded up).

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = -$39.84
                      1 + .035 + .001

In this example, the MVA is a negative $39.84.

--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   89

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = $27.61
                      1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, if you elected the seven-year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

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  90  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling:


   - up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(R) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.



   - up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(R) rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

       PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

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              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   91

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:


This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment;



- During the fourth contract year you withdraw the contract for its total value. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and



- You have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                 Contract value just prior to withdrawal:       $60,000.00           $40,000.00
                                     Contract value on prior anniversary:        58,000.00            42,000.00
         WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:

STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                            Contract value just prior to withdrawal (CV):        60,000.00            40,000.00
             Less purchase payments received and not previously withdrawn
                                                                 (PPNPW):        50.000.00            50.000.00
                                                                                ----------           ----------
                       Earnings in the contract (but not less than zero):        10,000.00                 0.00

STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:        10,000.00                 0.00
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                                                ----------           ----------
                                            TFA (but not less than zero):        10,000.00             4,200.00

STEP 3.  Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
                                                Contract value withdrawn:        60,000.00            40,000.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            ACV (but not less than zero):        50,000.00            40,000.00

STEP 4.  Next we determine XSF, the amount by which 10% of the prior anniversary's contract value exceeds earnings.
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            XSF (but not less than zero):             0.00             4,200.00

STEP 5.  Now we can determine how much of the PPNPW is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) * (PPNPW - XSF)
                                                        XSF from Step 4 =             0.00             4,200.00
                                                        ACV from Step 3 =        50,000.00            40,000.00
                                                         CV from Step 1 =        60,000.00            40,000.00
                                                        TFA from Step 2 =        10,000.00             4,200.00
                                                      PPNPW from Step 1 =        50,000.00            50,000.00
                                                                                ----------           ----------
                                                                    PPW =        50,000.00            50,000.00


--------------------------------------------------------------------------------
  92  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
STEP 6.  We then calculate the withdrawal charge as a percentage of PPW.
         Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
                                                                     PPW:        50,000.00            50,000.00
                                                                less XSF:             0.00             4,200.00
                                                                                ----------           ----------
                            amount of PPW subject to a withdrawal charge:        50,000.00            45,800.00
                                multiplied by the withdrawal charge rate:           X 7.0%               X 7.0%
                                                                                ----------           ----------
                                                       withdrawal charge:         3,500.00             3,206.00

STEP 7.  The dollar amount you will receive as a result of your full withdrawal is determined as:
                                                Contract value withdrawn:        60,000.00            40,000.00
                                                       WITHDRAWAL CHARGE:        (3,500.00)           (3,206.00)
                         Contract charge (assessed upon full withdrawal):           (40.00)              (40.00)
                                                                                ----------           ----------
                                            NET FULL WITHDRAWAL PROCEEDS:       $56,460.00           $36,754.00


--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   93

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:


This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment;



- During the fourth contract year you request a net partial withdrawal of $15,000.00. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and



- You have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                 Contract value just prior to withdrawal:       $60,000.00           $40,000.00
                                     Contract value on prior anniversary:        58,000.00            42,000.00



We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.



WE CALCULATE THE WITHDRAWAL CHARGE FOR EACH ESTIMATE AS FOLLOWS:


STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                            Contract value just prior to withdrawal (CV):        60,000.00            40,000.00
             Less purchase payments received and not previously withdrawn
                                                                 (PPNPW):        50,000.00            50,000.00
                                                                                ----------           ----------
                       Earnings in the contract (but not less than zero):        10,000.00                 0.00

STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:        10,000.00                 0.00
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                                                ----------           ----------
                                            TFA (but not less than zero):        10,000.00             4,200.00

STEP 3.  Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
                                                Contract value withdrawn:        15,376.34            16,062.31
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            ACV (but not less than zero):         5,376.34            16,062.31

STEP 4.  Next we determine XSF, the amount by which 10% of the prior anniversary's contract value exceeds earnings.
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            XSF (but not less than zero):             0.00             4,200.00


--------------------------------------------------------------------------------
  94  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

STEP 5.  Now we can determine how much of the PPNPW is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) * (PPNPW - XSF)
                                                        XSF from Step 4 =             0.00             4,200.00
                                                        ACV from Step 3 =         5,376.34            16,062.31
                                                         CV from Step 1 =        60,000.00            40,000.00
                                                        TFA from Step 2 =        10,000.00             4,200.00
                                                      PPNPW from Step 1 =        50,000.00            50,000.00
                                                                                ----------           ----------
                                                                    PPW =         5,376.34            19,375.80

STEP 6.  We then calculate the withdrawal charge as a percentage of PPW.
         Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
                                                                     PPW:         5,376.34            19,375.80
                                                                less XSF:             0.00             4,200.00
                                                                                ----------           ----------
                            amount of PPW subject to a withdrawal charge:         5,376.34            15,175.80
                                multiplied by the withdrawal charge rate:           X 7.0%               X 7.0%
                                                                                ----------           ----------
                                                       withdrawal charge:           376.34             1,062.31

STEP 7.  The dollar amount you will receive as a result of your partial withdrawal is determined as:
                                                Contract value withdrawn:        15,376.34            16,062.31
                                                       WITHDRAWAL CHARGE:          (376.34)           (1,062.31)
                                                                                ----------           ----------
                                         NET PARTIAL WITHDRAWAL PROCEEDS:       $15,000.00           $15,000.00


--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   95

APPENDIX C: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $20,000; and



- on the first contract anniversary you make an additional purchase payment of $5,000; and



- During the second contract year the contract value falls to $22,000 and you take a $1,500 (including withdrawal charge) partial withdrawal; and



- During the third contract year the contract value grows to $23,000.



  WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
  Contract value at death:                                                                    $23,000.00
                                                                                              ----------
  Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.54
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------


  THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO
  VALUES:                                                             $23,295.45

EXAMPLE -- MAV DEATH BENEFIT


- You purchase the contract with a payment of $25,000; and



- on the first contract anniversary the contract value grows to $26,000; and



- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.



  WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS
  FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $20,500.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------
  3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
         Greatest of your contract anniversary values:                                        $26,000.00
         plus purchase payments made since the prior anniversary:                                  +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $26,000
         ----------------  =                                                                   -1,772.73
             $22,000                                                                          ----------
         for a death benefit of:                                                              $24,227.27
                                                                                              ----------


  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $24,227.27

--------------------------------------------------------------------------------
  96  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and



- on the first contract anniversary the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and



- During the second contract year the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.



  THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS
  FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $22,800.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a death benefit of:                                                              $23,456.79
                                                                                              ----------
  3. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary, calculated as: 1.05    $21,000.00
         x $20,000 =
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                   -1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the GPA account value:                                                           +5,300.00
                                                                                              ----------
         5% variable account floor (value of the GPA account, the one-year fixed account      $24,642.11
         and the variable account floor):                                                     ----------


  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE
  VALUES,WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                      $24,642.11

--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   97

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and



- on the first contract anniversary the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and



- During the second contract year the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.



  THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS
  FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $22,800.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a death benefit of:                                                              $23,456.79
                                                                                              ----------
  3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
         The MAV on the immediately preceding anniversary:                                    $25,000.00
         plus purchase payments made since that anniversary:                                       +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a MAV Death Benefit of:                                                          $23,456.79
                                                                                              ----------
  4. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary calculated as: 1.05 x   $21,000.00
         $20,000 =
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                   -1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the GPA value:                                                                   +5,300.00
                                                                                              ----------
         5% variable account floor (value of the GPAs, the one-year fixed account and the     $24,642.11
         variable account floor):                                                             ----------


  ENHANCED DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE FOUR VALUES,
  WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                             $24,642.11

--------------------------------------------------------------------------------
  98  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(R) RIDER


AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

- You purchase a contract with a payment of $125,000; and

- you make no additional purchase payments to the contract; and

- you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and

- you do not exercise the elective step up option available under the rider; and

- you do not change model portfolios.

Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

                                                                            MCAV         HYPOTHETICAL    HYPOTHETICAL
CONTRACT                                                                  ADJUSTED         ASSUMED         ASSUMED
DURATION                                     PURCHASE      PARTIAL         PARTIAL         NET RATE        CONTRACT
IN YEARS                                     PAYMENTS    WITHDRAWALS     WITHDRAWAL       OF RETURN         VALUE          MCAV
 At Issue                                    $125,000      $  N/A          $  N/A             N/A          $125,000      $125,000
 1                                                 0            0               0            12.0%          140,000       125,000
 2                                                 0            0               0            15.0%          161,000       128,800(2)
 3                                                 0            0               0             3.0%          165,830       132,664(2)
 4                                                 0            0               0            -8.0%          152,564       132,664
 5                                                 0        2,000           2,046           -15.0%          127,679       130,618
 6                                                 0            0               0            20.0%          153,215       130,618
 7                                                 0            0               0            15.0%          176,197       140,958(2)
 8                                                 0        5,000           4,444           -10.0%          153,577       136,513
 9                                                 0            0               0           -20.0%          122,862       136,513
 10(1)                                             0            0               0           -12.0%          108,118       136,513

(1)  The APB benefit date.
(2) These values indicate where the automatic step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

- You purchase a contract with a payment of $125,000; and

- you make no additional purchase payments to the contract; and
--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   99

- you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and

- the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

- you do not change model portfolios.

Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

               YEARS                                      MCAV       HYPOTHETICAL    HYPOTHETICAL
CONTRACT    REMAINING IN                                ADJUSTED       ASSUMED         ASSUMED
DURATION    THE WAITING     PURCHASE      PARTIAL       PARTIAL        NET RATE        CONTRACT
IN YEARS       PERIOD       PAYMENTS    WITHDRAWALS    WITHDRAWAL     OF RETURN         VALUE          MCAV
 At Issue        10         $125,000      $  N/A        $   N/A           N/A          $125,000      $125,000
 1               10(2)            0            0              0          12.0%          140,000       140,000(3)
 2               10(2)            0            0              0          15.0%          161,000       161,000(3)
 3               10(2)            0            0              0           3.0%          165,830       165,830(3)
 4                9               0            0              0          -8.0%          152,564       165,830
 5                8               0        2,000          2,558         -15.0%          127,679       163,272
 6                7               0            0              0          20.0%          153,215       163,272
 7               10(2)            0            0              0          15.0%          176,197       176,197(3)
 8                9               0        5,000          5,556         -10.0%          153,577       170,642
 9                8               0            0              0         -20.0%          122,862       170,642
 10               7               0            0              0         -12.0%          108,118       170,642
 11               6               0            0              0           3.0%          111,362       170,642
 12               5               0            0              0           4.0%          115,817       170,642
 13               4               0        7,500         10,524           5.0%          114,107       160,117
 14               3               0            0              0           6.0%          120,954       160,117
 15               2               0            0              0          -5.0%          114,906       160,117
 16               1               0            0              0         -11.0%          102,266       160,117
 17(1)            0               0            0              0          -3.0%           99,198       160,117

(1)  The APB benefit date.
(2)  The waiting period restarts when the elective step up is exercised.
(3)  These values indicate when the elective step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

--------------------------------------------------------------------------------
  100  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- SECURESOURCE(SM) RIDERS


EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 60.


- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


- You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

                                                    HYPOTHETICAL
CONTRACT                                              ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                 PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                 PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                           0         5,000          92,000       100,000      95,000     7,000     2,000
 1                             0             0          90,000        90,000(1)   90,000(1)  6,300     6,300
 2                             0             0          81,000        90,000      90,000     6,300     6,300
 5                             0             0          75,000        90,000      90,000     6,300     6,300
 5.5                           0         5,400          70,000        90,000      84,600     6,300       900
 6                             0             0          69,000        90,000      84,600     6,300     6,300
 6.5                           0         6,300          62,000        90,000      78,300     6,300         0
 7                             0             0          64,000        90,000      78,300     6,300     6,300
 7.5                           0        10,000          51,000        51,000(4)   51,000(4)  3,570         0
 8                             0             0          55,000        55,000      55,000     3,850     3,850


CONTRACT                 LIFETIME WITHDRAWAL BENEFIT
DURATION                 ----------------------------
IN YEARS                    ALP               RALP
 At Issue                  $  N/A            $  N/A
 0.5                          N/A               N/A
 1                            N/A               N/A
 2                            N/A               N/A
 5                          5,400(2)          5,400(2)
 5.5                        5,400                 0
 6                          5,400             5,400
 6.5                        3,720(3)              0
 7                          3,840             3,840
 7.5                        3,060(4)              0
 8                          3,300             3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or model portfolio changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.

(2) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65 as 6% of the RBA.

(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   101

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 65.


- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.



- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new covered person.

                                                    HYPOTHETICAL
CONTRACT                                              ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                 PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                 PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                             0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                             0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                             0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                           0         6,600         110,000       110,000     103,400     7,700     1,100
 4                             0             0         115,000       115,000     115,000     8,050     8,050
 4.5                           0         8,050         116,000       115,000     106,950     8,050         0
 5                             0             0         120,000       120,000     120,000     8,400     8,400
 5.5                           0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                             0             0         125,000       125,000     125,000     8,750     8,750
 6.5                           0             0         110,000       125,000     125,000     8,750     8,750
 7                             0             0         105,000       125,000     125,000     8,750     8,750


CONTRACT                 LIFETIME WITHDRAWAL BENEFIT
DURATION                 ----------------------------
IN YEARS                    ALP               RALP
 At Issue                  $6,000            $6,000
 1                          6,300             6,000(1)
 2                          6,600             6,000(1)
 3                          6,600             6,600(2)
 3.5                        6,600                 0
 4                          6,900             6,900
 4.5                        6,900(3)              0
 5                          7,200             7,200
 5.5                        7,200(4)              0
 6                          7,500             7,500
 6.5                        6,600(5)          6,600(5)
 7                          6,600             6,600

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.


(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.


(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.

--------------------------------------------------------------------------------
  102  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are age 59 and your spouse is age 60.


- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


- You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

- Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

                                                    HYPOTHETICAL
CONTRACT                                              ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                 PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                 PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                           0         5,000          92,000       100,000      95,000     7,000     2,000
 1                             0             0          90,000        90,000(1)   90,000(1)  6,300     6,300
 2                             0             0          81,000        90,000      90,000     6,300     6,300
 6                             0             0          75,000        90,000      90,000     6,300     6,300
 6.5                           0         5,400          70,000        90,000      84,600     6,300       900
 7                             0             0          69,000        90,000      84,600     6,300     6,300
 7.5                           0         6,300          62,000        90,000      78,300     6,300         0
 8                             0             0          64,000        90,000      78,300     6,300     6,300
 8.5                           0        10,000          51,000        51,000(4)   51,000(4)  3,570         0
 9                             0             0          55,000        55,000      55,000     3,850     3,850
 9.5                           0             0          54,000        55,000      55,000     3,850     3,850
 10                            0             0          52,000        55,000      55,000     3,850     3,850


CONTRACT                 LIFETIME WITHDRAWAL BENEFIT
DURATION                 ----------------------------
IN YEARS                    ALP               RALP
 At Issue                  $  N/A            $  N/A
 0.5                          N/A               N/A
 1                            N/A               N/A
 2                            N/A               N/A
 6                          5,400(2)          5,400(2)
 6.5                        5,400                 0
 7                          5,400             5,400
 7.5                        3,720(3)              0
 8                          3,840             3,840
 8.5                        3,060(4)              0
 9                          3,300             3,300
 9.5                        3,300             3,300
 10                         3,300             3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse's death or the RBA is reduced to zero.


(1) The ALP and RALP are established on the contract anniversary date following the date the younger covered spouse reaches age 65 as 6% of the RBA.

(2) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   103

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract

- You are age 71 and your spouse is age 70.


- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

                                                     HYPOTHETICAL
                                                       ASSUMED               BASIC WITHDRAWAL BENEFIT
CONTRACT                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
DURATION                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                              0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                              0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                              0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                            0         6,600         110,000       110,000     103,400     7,700     1,100
 4                              0             0         115,000       115,000     115,000     8,050     8,050
 4.5                            0         8,050         116,000       115,000     106,950     8,050         0
 5                              0             0         120,000       120,000     120,000     8,400     8,400
 5.5                            0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                              0             0         125,000       125,000     125,000     8,750     8,750
 6.5                            0             0         110,000       125,000     125,000     8,750     8,750
 7                              0             0         105,000       125,000     125,000     8,750     8,750


                          LIFETIME WITHDRAWAL BENEFIT
CONTRACT                  ----------------------------
DURATION                     ALP               RALP
 At Issue                   $6,000            $6,000
 1                           6,300             6,000(1)
 2                           6,600             6,000(1)
 3                           6,600             6,600(2)
 3.5                         6,600                 0
 4                           6,900             6,900
 4.5                         6,900(3)              0
 5                           7,200             7,200
 5.5                         7,200(4)              0
 6                           7,500             7,500
 6.5                         7,500             7,500
 7                           7,500             7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse's death or the RBA is reduced to zero.


(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.


(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

--------------------------------------------------------------------------------
  104  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: SECURESOURCE(SM) RIDERS -- ADDITIONAL RMD DISCLOSURE


This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource(SM) rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.



For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:


(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

    - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource(SM) rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource(SM) rider.

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year;

(2) based solely on the value of the contract to which the SecureSource(SM) rider is attached as of the date we make the determination; and

(3) based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

(4) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);


     3. a SIMPLE IRA (Section 408(p));



     4. a Simplified Employee Pension plan (Section 408(k));



     5. custodial and investment only plans (Section 401(a));



     6. a tax-sheltered annuity rollover (Section 403(b)).


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   105

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your SecureSource(SM) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


Please consult your tax advisor about the impact of these rules prior to purchasing the SecureSource(SM) rider.


--------------------------------------------------------------------------------
  106  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER



EXAMPLE OF THE BENEFIT PROTECTOR(R)


ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and


- You select the MAV Death Benefit and the 7-year withdrawal charge schedule.


  During the first contract year the contract value grows to
  $105,000. The death benefit under the MAV Death Benefit
  equals the contract value, $105,000. You have not reached
  the first contract anniversary so the Benefit Protector(R)
  does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
     MAV Death Benefit (contract value):                       $110,000
     plus the Benefit Protector(R) benefit which equals 40%
     of earnings at death
     (MAV Death Benefit minus payments not previously
     withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                  $110,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charges.
  We will withdraw $10,500 from your contract value free of
  charge (10% of your prior anniversary's contract value).
  The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your payment is in the third
  year of the withdrawal charge schedule, so we will
  withdraw $39,500 ($36,735 + $2,765 in withdrawal charges)
  from your contract value. Altogether, we will withdraw
  $50,000 and pay you $47,235. We calculate purchase
  payments not previously withdrawn as $100,000 - $45,000 =
  $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV Death Benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector(R) benefit (40% of earnings
     at death):
     0.40 X ($57,619 - $55,000) =                                +1,048
                                                               --------
  Total death benefit of:                                       $58,667
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old.
  The death benefit equals:
     MAV Death Benefit (contract value):                       $200,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)                                                       +55,000
                                                               --------
  Total death benefit of:                                      $255,000
  During the tenth contract year you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit
  Protector(R) value. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)                                                       +55,000
                                                               --------
  Total death benefit of:                                      $305,000


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   107

  During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old and the value of the Benefit Protector(R)
  changes. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)
     0.40 X ($250,000 - $105,000) =                             +58,000
                                                               --------
  Total death benefit of:                                      $308,000


--------------------------------------------------------------------------------
  108  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER



EXAMPLE OF THE BENEFIT PROTECTOR(R) PLUS


ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select the MAV Death Benefit and the 7-year withdrawal charge schedule.



  During the first contract year the contract value grows to
  $105,000. The death benefit equals MAV Death Benefit,
  which is the contract value, or $105,000. You have not
  reached the first contract anniversary so the Benefit
  Protector(R) Plus does not provide any additional benefit
  at this time.
  On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract
  anniversary so the Benefit Protector(R) Plus does not
  provide any additional benefit beyond what is provided by
  the Benefit Protector(R) at this time. The death benefit
  equals:
     MAV Death Benefit (contract value):                       $110,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death (MAV rider minus payments not
     previously withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                  $110,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death:
     0.40 X ($110,000 - $100,000) =                              +4,000
     plus 10% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.10 X $100,000 =            +10,000
                                                               --------
  Total death benefit of:                                      $124,000
  During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of
  charge (10% of your prior anniversary's contract value).
  The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your payment is in the third
  year of the withdrawal charge schedule, so we will
  withdraw $39,500 ($36,735 + $2,765 in withdrawal charges)
  from your contract value. Altogether, we will withdraw
  $50,000 and pay you $47,235. We calculate purchase
  payments not previously withdrawn as $100,000 - $45,000 =
  $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV Death Benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death:
     0.40 X ($57,619 - $55,000) =                                +1,048
     plus 10% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.10 X $55,000 =              +5,500
                                                               --------
  Total death benefit of:                                       $64,167
  On the third contract anniversary the contract value falls
  $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old. Because we are
  beyond the fourth contract anniversary the Benefit
  Protector(R) Plus also reaches its maximum of 20%. The
  death benefit equals:
     MAV Death Benefit (contract value):                       $200,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $266,000


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   109

  During the tenth contract year you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit
  Protector(R) Plus value. The death benefit(R) equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $316,000
  During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old. The value of the Benefit Protector(R) Plus
  remains constant. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death (MAV rider minus payments not
     previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
     plus 20% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.20 X $55,000 =             +11,000
                                                               --------
  Total death benefit of:                                      $319,000


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APPENDIX I: PURCHASE PAYMENT CREDITS FOR ELIGIBLE CONTRACTS

The following contracts with a seven-year withdrawal charge schedule will receive a purchase payment credit on any purchase payment made to the contract:

- contracts purchased before May 1, 2006;

- contracts purchased on or after May 1, 2006 in a state where purchase payment credits are/were still available at the time of contract purchase.

We apply a credit to your contract of 1% of your current purchase payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

If you are uncertain whether purchase payment credits are available under your contract, ask your investment professional or contract us by calling or writing to us at the address shown on the first page of the prospectus.

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APPENDIX J: ASSET ALLOCATION PROGRAM FOR CONTRACTS PURCHASED BEFORE MAY 1, 2006

ASSET ALLOCATION PROGRAM


For contracts purchased before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit(R) rider, Guarantor(R) Withdrawal Benefit rider or Income Assurer Benefit(R) rider, you are required to participate in the asset allocation program under the terms of the rider.


This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period
  Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.

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APPENDIX K: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER DISCLOSURE



GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER



The Guarantor Withdrawal Benefit for Life(R) rider is an optional benefit that you may select for an additional annual charge if(1):


- you purchase your contract on or after May 1, 2006;

- the rider is available in your state; and

- you and the annuitant are 80 or younger on the date the contract is issued.


(1) The Guarantor Withdrawal Benefit for Life(R) rider is not available under an inherited qualified annuity.



You must elect the Guarantor Withdrawal Benefit for Life(R) rider when you purchase your contract. The rider effective date will be the contract issue date.



The Guarantor Withdrawal Benefit for Life(R) rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.


Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.


The Guarantor Withdrawal Benefit for Life(R) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.



Under the terms of the Guarantor Withdrawal Benefit for Life(R) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:


(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment
    (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).


Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life(R) rider guarantees that you may take the following partial withdrawal amounts each contract year:


- After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

- During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   113

- During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.


You should consider whether the Guarantor Withdrawal Benefit for Life(R) rider is appropriate for you because:


- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

     (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

     (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.


  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life(R) rider will terminate.


- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that

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  114  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
  are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program.") Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.


- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life(R) rider, you may not elect the Accumulation Protector Benefit(R) rider.



- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life(R) rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.


- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.


You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.


  For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:


  (1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

     - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

     - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

     - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.


     - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life(R) rider.


  (2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

     - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

     - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   115
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     - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA.
       These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.


     - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life(R) rider.


  (3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

     - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

     - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;


  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life(R) rider is attached as of the date we make the determination; and


  (3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);

     3. a Simplified Employee Pension plan (Section 408(k));

     4. a tax-sheltered annuity rollover (Section 403(b)).


  We reserve the right to modify our administrative practice described above and will give you 30 days' written notice of any such change.



  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life(R) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.


  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life(R) rider may be of limited value to you.



For an example, see "Examples of Guarantor Withdrawal Benefit for Life(R)" below.



KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) rider are described below:


PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a surrender of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

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  116  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the RBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:


  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.



  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase

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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   117
payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.


COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.


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  118  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.


ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:


- The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.


- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

  (b) At any other time -- the RALP is established equal to the ALP.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   119

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but never less than zero.


SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(R) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:


- The GBA, RBA, and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The

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  RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will not be less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

- If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

   (a) receive the remaining schedule of GBPs until the RBA equals zero; or


   (b) wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.


We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

   (a) the remaining schedule of GBPs until the RBA equals zero; or

   (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   121

- Any attached death benefit riders will terminate; and

- The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.


The Guarantor Withdrawal Benefit for Life(R) rider and the contract will terminate under either of the following two scenarios:


- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.


CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows:


- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.


GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life(R) rider.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time

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  122  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.

Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION


The Guarantor Withdrawal Benefit for Life(R) rider cannot be terminated either by you or us except as follows:


1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.


EXAMPLES OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R)


EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 60.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                                    HYPOTHETICAL
CONTRACT                                              ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                 PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                 PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                           0         7,000          92,000       100,000      93,000     7,000         0
 1                             0             0          91,000       100,000      93,000     7,000     7,000
 1.5                           0         7,000          83,000       100,000      86,000     7,000         0
 2                             0             0          81,000       100,000      86,000     7,000     7,000
 5                             0             0          75,000       100,000      86,000     7,000     7,000
 5.5                           0         5,160          70,000       100,000      80,840     7,000     1,840
 6                             0             0          69,000       100,000      80,840     7,000     7,000
 6.5                           0         7,000          62,000       100,000      73,840     7,000         0
 7                             0             0          70,000       100,000      73,840     7,000     7,000
 7.5                           0        10,000          51,000        51,000(3)   51,000(3)  3,570         0
 8                             0             0          55,000        55,000      55,000     3,850     3,850


CONTRACT                 LIFETIME WITHDRAWAL BENEFIT
DURATION                 ----------------------------
IN YEARS                    ALP               RALP
 At Issue                  $  N/A            $  N/A
 0.5                          N/A               N/A
 1                            N/A               N/A
 1.5                          N/A               N/A
 2                            N/A               N/A
 5                          5,160(1)          5,160(1)
 5.5                        5,160                 0
 6                          5,160             5,160
 6.5                        3,720(2)              0
 7                          4,200             4,200
 7.5                        3,060(3)              0
 8                          3,300             3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   123

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 65.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                                    HYPOTHETICAL
CONTRACT                                              ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                 PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                 PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                             0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                             0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                             0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                           0         6,600         110,000       110,000     103,400     7,700     1,100
 4                             0             0         115,000       115,000     115,000     8,050     8,050
 4.5                           0         8,050         116,000       115,000     106,950     8,050         0
 5                             0             0         120,000       120,000     120,000     8,400     8,400
 5.5                           0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                             0             0         125,000       125,000     125,000     8,750     8,750


CONTRACT                 LIFETIME WITHDRAWAL BENEFIT
DURATION                 ----------------------------
IN YEARS                    ALP               RALP
 At Issue                  $6,000            $6,000
 1                          6,300             6,000(1)
 2                          6,600             6,000(1)
 3                          6,600             6,600(2)
 3.5                        6,600                 0
 4                          6,900             6,900
 4.5                        6,900(3)              0
 5                          7,200             7,200
 5.5                        7,200(4)              0
 6                          7,500             7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

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  124  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX L: GUARANTOR(R) WITHDRAWAL BENEFIT RIDER DISCLOSURE



GUARANTOR(R) WITHDRAWAL BENEFIT RIDER



We have offered two versions of the Guarantor(R) Withdrawal Benefit that have been referred to in previous disclosure as Rider A and Rider B. The description of the Guarantor(R) Withdrawal Benefit in this section applies to both Rider A and Rider B, unless noted otherwise. Rider B is no longer available for purchase.



The Guarantor(R) Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):


RIDER A


- you purchase(d) your contract on or after April 30, 2005 in those states where the SecureSource(SM) rider and/or the Guarantor Withdrawal Benefit for Life(R) rider are/were not available;


- you and the annuitant were 79 or younger on the date the contract was issued.

RIDER B (NO LONGER AVAILABLE FOR PURCHASE)

- you purchased your contract prior to April 29, 2005;

- the rider was available in your state; and

- you and the annuitant were 79 or younger on the date the contract was issued.


(1) The Guarantor(R) Withdrawal Benefit is not available under an inherited qualified annuity.



You must elect the Guarantor(R) Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.



We will offer you the option of replacing the original rider with a new Guarantor(R) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.



The Guarantor(R) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.


If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor(R) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(R) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(R) rider or the Accumulation Protector Benefit(R) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").


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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   125

You should consider whether the Guarantor(R) Withdrawal Benefit is appropriate for you because:



- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this Guarantor(R) Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix J: Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider.


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.


- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.



- RIDER A -- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit rider, you may not elect the Accumulation Protector Benefit(R) rider.


- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal processing described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

  For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and the enhanced riders is to allow amounts you withdraw to satisfy these rules without applying excess withdrawal processing under terms of the rider, subject to the following rules:

  (1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

  (2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

  (3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.


  (4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor(R) Withdrawal Benefit rider.


  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;


  (2) based solely on the value of the contract to which the Guarantor(R) Withdrawal Benefit rider is attached as of the date we make the determination; and


--------------------------------------------------------------------------------
  126  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

  (3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);

     3. a Simplified Employee Pension plan (Section 408(k));

     4. a tax-sheltered annuity rollover (Section 403(b)).


  We reserve the right to modify our administrative practice described above and will give you 30 days' written notice of any such change.



  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(R) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.


  Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor(R) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:


  (a)and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups



  (b)and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:



  (c)under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   127

GBA EXCESS WITHDRAWAL PROCESSING


The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:


  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



  (c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



RBA EXCESS WITHDRAWAL PROCESSING


The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:


The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.


GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

RIDER A: Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

RIDER B: Under both the original and enhanced riders, the GBP is the lesser of
(a) 7% of the GBA; or (b) the RBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.
--------------------------------------------------------------------------------
  128  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

- if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

RIDER A: You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

RIDER B: You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the contract anniversary.

- The RBA will be increased to an amount equal to the contract anniversary value.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.
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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   129

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

RIDER A: A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RIDER B: A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up. Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION


Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(R) Withdrawal Benefit.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be

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  130  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.


If the contract value falls to zero and the RBA is depleted, the Guarantor(R) Withdrawal Benefit rider and the contract will terminate.



EXAMPLE OF THE GUARANTOR(R) WITHDRAWAL BENEFIT (APPLIES TO RIDER A AND RIDER B)


ASSUMPTION:


- You purchase the contract with a payment of $100,000.



  The Guaranteed Benefit Amount (GBA) equals your purchase
  payment:                                                     $100,000
  The Guaranteed Benefit Payment (GBP) equals 7% of your
  GBA:
     0.07 X $100,000 =                                         $  7,000
  The Remaining Benefit Amount (RBA) equals your purchase
  payment:                                                     $100,000
  On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                  $110,000
  The GBA equals 100% of your contract value:                  $110,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 X $110,000 =                                         $  7,700
  During the fourth contract year you decide to take a
  partial withdrawal of $7,700.
  You took a partial withdrawal equal to your GBP, so your
  RBA equals the prior RBA less the amount of the partial
  withdrawal:
     $110,000 - $7,700 =                                       $102,300
  The GBA equals the GBA immediately prior to the partial
  withdrawal:                                                  $110,000
  The GBP equals 7% of your GBA:
     0.07 X $110,000 =                                         $  7,700
  On the fourth contract anniversary you make an additional
  purchase payment of $50,000.
  The new RBA for the contract is equal to your prior RBA
  plus 100% of the additional purchase payment:
     $102,300 + $50,000 =                                      $152,300
  The new GBA for the contract is equal to your prior GBA
  plus 100% of the additional purchase payment:
     $110,000 + $50,000 =                                      $160,000
  The new GBP for the contract is equal to your prior GBP
  plus 7% of the additional purchase payment:
     $7,700 + $3,500 =                                         $ 11,200
  On the fifth contract anniversary your contract value
  grows to $200,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                  $200,000
  The GBA equals 100% of your contract value:                  $200,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 X $200,000 =                                         $ 14,000


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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   131

  During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of
  $20,000. You took more than your GBP of $14,000 so your
  RBA gets reset to the lesser of:
     (1) your contract value immediately following the
        partial withdrawal;
         $230,000 - $20,000 =                                  $210,000
         OR
     (2) your prior RBA less the amount of the partial
        withdrawal.
         $200,000 - $20,000 =                                  $180,000
  Reset RBA = lesser of (1) or (2) =                           $180,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA                                        $200,000
         OR
     (2) your contract value immediately following the
        partial withdrawal;
         $230,000 - $20,000 =                                  $210,000
  Reset GBA = lesser of (1) or (2) =                           $200,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 X $200,000 =                                     $ 14,000
  During the eighth contract year your contract value falls
  to $175,000. You decide to take a partial withdrawal of
  $25,000. You took more than your GBP of $14,000 so your
  RBA gets reset to the lesser of:
     (1) your contract value immediately following the
        partial withdrawal;
         $175,000 - $25,000 =                                  $150,000
         OR
     (2) your prior RBA less the amount of the partial
        withdrawal.
         $180,000 - $25,000 =                                  $155,000
  Reset RBA = lesser of (1) or (2) =                           $150,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA;                                       $200,000
         OR
     (2) your contract value immediately following the
        partial withdrawal;
         $175,000 - $25,000 =                                  $150,000
  Reset GBA = lesser of (1) or (2) =                           $150,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 X $150,000 =                                     $ 10,500


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  132  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX M: INCOME ASSURER BENEFIT(R) RIDERS



INCOME ASSURER BENEFIT(R) RIDERS



The following three optional Income Assurer Benefit(R) riders were available under your contract if you purchased your contract prior to May 1, 2007. These riders are no longer available for purchase.



- Income Assurer Benefit(R) - MAV;



- Income Assurer Benefit(R) - 5% Accumulation Benefit Base; or



- Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.



The Income Assurer Benefit(R) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.



The general information in this section applies to each Income Assurer Benefit(R) rider.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(R) RIDERS IN THE SECTIONS BELOW:



GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(R) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(R). Your annuitization payout will never be less than that provided by your contract value.



EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable
Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base and the Income Assurer
Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.


EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits, paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

  (a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
      to) the partial withdrawal; and

  (b) is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base and the Income Assurer
Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.


THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER
BENEFIT(R):


EXERCISING THE RIDER

Rider exercise conditions are:


- you may only exercise the Income Assurer Benefit(R) rider within 30 days after any contract anniversary following the expiration of the waiting period;


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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   133

- the annuitant on the retirement date must be between 50 to 86 years old; and

- you can only take an annuity payment in one of the following annuity payout plans:

  Plan A -- Life Annuity - No Refund;

  Plan B -- Life Annuity with Ten or Twenty Years Certain;

  Plan D -- Joint and Last Survivor Life Annuity - No Refund;
        Joint and Last Survivor Life Annuity with Twenty Years Certain; or

  Plan E -- Twenty Years Certain.


After the expiration of the waiting period, the Income Assurer Benefit(R) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.


If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. EXCEPTION: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

- If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

- If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.05

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.

TERMINATING THE RIDER

Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

- you may terminate the rider any time after the expiration of the waiting period;

- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and


- the rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


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  134  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(R) RIDERS DESCRIBED BELOW:



INCOME ASSURER BENEFIT(R) - MAV



The guaranteed income benefit base for the Income Assurer Benefit(R) - MAV is the greater of these three values:


1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments; or

2. total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.


INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE


The guaranteed income benefit base for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.


5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(R) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.


The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   135

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

  (a) is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

  (b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

  (a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

  (b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

  (c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

     1. contract value less the market value adjusted excluded payments (described above); or

     2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

     3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.


INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE



The guaranteed income benefit base for the Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:


     1. the contract value;

     2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

     3. the MAV (described above); or

     4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

     1. contract value less the market value adjusted excluded payments (described above);

     2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

     3. the MAV, less market value adjusted excluded payments (described above); or

     4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).

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  136  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES OF THE INCOME ASSURER BENEFIT(R) RIDERS



The purpose of these following examples is to illustrate the operation of the Income Assurer Benefit(R) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.


For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.


Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator model portfolios include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(R) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator model portfolios.


ASSUMPTIONS:


- You purchase the contract during the 2006 calendar year with a payment of $100,000; and


- you invest all contract value in the subaccounts (protected investment options); and

- you make no additional purchase payments, partial withdrawals or changes in model portfolio; and

- the annuitant is male and age 55 at contract issue; and

- the joint annuitant is female and age 55 at contract issue.


EXAMPLE -- INCOME ASSURER BENEFIT(R) - MAV


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

               ASSUMED                                     MAXIMUM                GUARANTEED
 CONTRACT     CONTRACT             PURCHASE              ANNIVERSARY            INCOME BENEFIT
ANNIVERSARY     VALUE              PAYMENTS             VALUE (MAV)(1)          BASE - MAV(2)
-------------------------------------------------------------------------------------------------
     1        $108,000             $100,000                $108,000                $108,000
     2         125,000                 none                 125,000                 125,000
     3         132,000                 none                 132,000                 132,000
     4         150,000                 none                 150,000                 150,000
     5          85,000                 none                 150,000                 150,000
     6         121,000                 none                 150,000                 150,000
     7         139,000                 none                 150,000                 150,000
     8         153,000                 none                 153,000                 153,000
     9         140,000                 none                 153,000                 153,000
    10         174,000                 none                 174,000                 174,000
    11         141,000                 none                 174,000                 174,000
    12         148,000                 none                 174,000                 174,000
    13         208,000                 none                 208,000                 208,000
    14         198,000                 none                 208,000                 208,000
    15         203,000                 none                 208,000                 208,000
-------------------------------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   137

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS
              ------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
--------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30
    11            141,000               641.55                 642.96
    12            148,000               691.16                 692.64
    13            208,000               996.32                 998.40
    14            198,000               974.16                 976.14
    15            203,000             1,025.15               1,027.18
--------------------------------------------------------------------------

                                IAB - MAV PROVISIONS
             ----------------------------------------------------------
 CONTRACT                       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY   IAB - MAV      PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  BENEFIT BASE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
-----------  ----------------------------------------------------------
    10         $174,000           $  772.56              $  774.30
    11          174,000              791.70                 793.44
    12          174,000              812.58                 814.32
    13          208,000              996.32                 998.40
    14          208,000            1,023.36               1,025.44
    15          208,000            1,050.40               1,052.48
--------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS                                 IAB - MAV PROVISIONS
              -----------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)                           NEW TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST        IAB - MAV         PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)   BENEFIT BASE   SURVIVOR NO REFUND(2)
-------------------------------------------------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92            $174,000            $629.88
    11            141,000              521.70                  516.06             174,000             643.80
    12            148,000              559.44                  553.52             174,000             657.72
    13            208,000              807.04                  796.64             208,000             807.04
    14            198,000              786.06                  778.14             208,000             825.76
    15            203,000              826.21                  818.09             208,000             846.56
-------------------------------------------------------------------------------------------------------------------

             IAB - MAV PROVISIONS
             ---------------------
 CONTRACT        OLD TABLE(1)
ANNIVERSARY      PLAN D - LAST
AT EXERCISE  SURVIVOR NO REFUND(2)
-----------  ---------------------
    10              $622.92
    11               636.84
    12               650.76
    13               796.64
    14               817.44
    15               838.24
-----------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
  138  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                  GUARANTEED
                                                                                    INCOME
               ASSUMED                                                          BENEFIT BASE -
 CONTRACT     CONTRACT             PURCHASE             5% ACCUMULATION         5% ACCUMULATION
ANNIVERSARY     VALUE              PAYMENTS             BENEFIT BASE(1)         BENEFIT BASE(2)
-----------------------------------------------------------------------------------------------
     1        $108,000             $100,000                $105,000                $108,000
     2         125,000                 none                 110,250                 125,000
     3         132,000                 none                 115,763                 132,000
     4         150,000                 none                 121,551                 150,000
     5          85,000                 none                 127,628                 127,628
     6         121,000                 none                 134,010                 134,010
     7         139,000                 none                 140,710                 140,710
     8         153,000                 none                 147,746                 153,000
     9         140,000                 none                 155,133                 155,133
    10         174,000                 none                 162,889                 174,000
    11         141,000                 none                 171,034                 171,034
    12         148,000                 none                 179,586                 179,586
    13         208,000                 none                 188,565                 208,000
    14         198,000                 none                 197,993                 198,000
    15         203,000                 none                 207,893                 207,893
-----------------------------------------------------------------------------------------------

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS
              ------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
--------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30
    11            141,000               641.55                 642.96
    12            148,000               691.16                 692.64
    13            208,000               996.32                 998.40
    14            198,000               974.16                 976.14
    15            203,000             1,025.15               1,027.18
--------------------------------------------------------------------------

                               IAB - 5% RF PROVISIONS
             ----------------------------------------------------------
 CONTRACT                       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY  IAB - 5% RF     PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  BENEFIT BASE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
-----------  ----------------------------------------------------------
    10         $174,000          $   772.56              $  774.30
    11          171,034              778.20                 779.91
    12          179,586              838.66                 840.46
    13          208,000              996.32                 998.40
    14          198,000              974.16                 976.14
    15          207,893            1,049.86               1,051.94
--------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   139

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS
              --------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)
----------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92
    11            141,000              521.70                  516.06
    12            148,000              559.44                  553.52
    13            208,000              807.04                  796.64
    14            198,000              786.06                  778.14
    15            203,000              826.21                  818.09
----------------------------------------------------------------------------

                                IAB - 5% RF PROVISIONS
             ------------------------------------------------------------
 CONTRACT                       NEW TABLE(1)            OLD TABLE(1)
ANNIVERSARY  IAB - 5% RF        PLAN D - LAST           PLAN D - LAST
AT EXERCISE  BENEFIT BASE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)
-----------  ------------------------------------------------------------
    10         $174,000            $629.88                 $622.92
    11          171,034             632.83                  625.98
    12          179,586             678.83                  671.65
    13          208,000             807.04                  796.64
    14          198,000             786.06                  778.14
    15          207,893             846.12                  837.81
----------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


EXAMPLE -- INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                      GUARANTEED
                                                                                                        INCOME
                                                                                                    BENEFIT BASE -
                                                                                                      GREATER OF
               ASSUMED                                  MAXIMUM                                        MAV OR 5%
 CONTRACT     CONTRACT            PURCHASE            ANNIVERSARY           5% ACCUMULATION          ACCUMULATION
ANNIVERSARY     VALUE             PAYMENTS             VALUE(1)             BENEFIT BASE(1)         BENEFIT BASE(2)
-------------------------------------------------------------------------------------------------------------------
     1        $108,000            $100,000             $108,000                $105,000                $108,000
     2         125,000                none              125,000                 110,250                 125,000
     3         132,000                none              132,000                 115,763                 132,000
     4         150,000                none              150,000                 121,551                 150,000
     5          85,000                none              150,000                 127,628                 150,000
     6         121,000                none              150,000                 134,010                 150,000
     7         139,000                none              150,000                 140,710                 150,000
     8         153,000                none              153,000                 147,746                 153,000
     9         140,000                none              153,000                 155,133                 155,133
    10         174,000                none              174,000                 162,889                 174,000
    11         141,000                none              174,000                 171,034                 174,000
    12         148,000                none              174,000                 179,586                 179,586
    13         208,000                none              208,000                 188,565                 208,000
    14         198,000                none              208,000                 197,993                 208,000
    15         203,000                none              208,000                 207,893                 208,000
-------------------------------------------------------------------------------------------------------------------

(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
  140  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS
              ------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
--------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30
    11            141,000               641.55                 642.96
    12            148,000               691.16                 692.64
    13            208,000               996.32                 998.40
    14            198,000               974.16                 976.14
    15            203,000             1,025.15               1,027.18
--------------------------------------------------------------------------

                                IAB - MAX PROVISIONS
             ----------------------------------------------------------
 CONTRACT                       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY   IAB - MAX      PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  BENEFIT BASE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
-----------  ----------------------------------------------------------
    10         $174,000          $   772.56             $   774.30
    11          174,000              791.70                 793.44
    12          179,586              838.66                 840.46
    13          208,000              996.32                 998.40
    14          208,000            1,023.36               1,025.44
    15          208,000            1,050.40               1,052.48
--------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS                                 IAB - MAX PROVISIONS
              -----------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)                           NEW TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST        IAB - MAX         PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)   BENEFIT BASE   SURVIVOR NO REFUND(2)
-------------------------------------------------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92            $174,000            $629.88
    11            141,000              521.70                  516.06             174,000             643.80
    12            148,000              559.44                  553.52             179,586             678.83
    13            208,000              807.04                  796.64             208,000             807.04
    14            198,000              786.06                  778.14             208,000             825.76
    15            203,000              826.21                  818.09             208,000             846.56
-------------------------------------------------------------------------------------------------------------------

             IAB - MAX PROVISIONS
             ---------------------
 CONTRACT        OLD TABLE(1)
ANNIVERSARY      PLAN D - LAST
AT EXERCISE  SURVIVOR NO REFUND(2)
-----------  ---------------------
    10              $622.92
    11               636.84
    12               671.65
    13               796.64
    14               817.44
    15               838.24
-------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   141

APPENDIX N: CONDENSED FINANCIAL INFORMATION

(Unaudited)




The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                               2007        2006
----------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (05/01/2006)
Accumulation unit value at beginning of period                    $1.06     $1.00
Accumulation unit value at end of period                          $1.06     $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --        --
----------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2006)
Accumulation unit value at beginning of period                    $0.99     $1.00
Accumulation unit value at end of period                          $1.09     $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                        1,210       493
----------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (05/01/2006)
Accumulation unit value at beginning of period                    $1.01     $1.00
Accumulation unit value at end of period                          $1.11     $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --        --
----------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $1.00        --
Accumulation unit value at end of period                          $1.03        --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --        --
----------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $1.00        --
Accumulation unit value at end of period                          $1.05        --
Number of accumulation units outstanding at end of period (000
  omitted)                                                        4,018        --
----------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (05/01/2006)
Accumulation unit value at beginning of period                    $1.04     $1.00
Accumulation unit value at end of period                          $1.13     $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --        --
----------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (05/01/2006)
Accumulation unit value at beginning of period                    $1.08     $1.00
Accumulation unit value at end of period                          $1.10     $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --        --
----------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                    $1.00        --
Accumulation unit value at end of period                          $1.16        --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --        --
----------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (05/01/2006)
Accumulation unit value at beginning of period                    $1.11     $1.00
Accumulation unit value at end of period                          $1.15     $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                            9         3
----------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (05/01/2006)
Accumulation unit value at beginning of period                    $1.12     $1.00
Accumulation unit value at end of period                          $1.17     $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                        6,819     2,227
----------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (05/01/2006)
Accumulation unit value at beginning of period                    $1.02     $1.00
Accumulation unit value at end of period                          $1.10     $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --        --
----------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (05/01/2006)
Accumulation unit value at beginning of period                    $1.08     $1.00
Accumulation unit value at end of period                          $1.26     $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --        --
----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  142  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007          2006
----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                          $1.00            --
Accumulation unit value at end of period                                $0.90            --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            --
----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (05/01/2006)
Accumulation unit value at beginning of period                          $0.97         $1.00
Accumulation unit value at end of period                                $1.15         $0.97
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 22         4,219
----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (05/01/2006)
Accumulation unit value at beginning of period                          $1.12         $1.00
Accumulation unit value at end of period                                $1.05         $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            --
----------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of period                          $1.07         $1.00
Accumulation unit value at end of period                                $1.08         $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 27         1,524
----------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                          $1.00            --
Accumulation unit value at end of period                                $1.13            --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              9,765            --
----------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                          $1.00            --
Accumulation unit value at end of period                                $1.14            --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 20            --
----------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of period                          $1.04         $1.00
Accumulation unit value at end of period                                $1.00         $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,836             5
----------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                          $1.00            --
Accumulation unit value at end of period                                $1.10            --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            --
----------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.98         $1.00
Accumulation unit value at end of period                                $0.99         $0.98
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            --
----------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.98         $1.00
Accumulation unit value at end of period                                $1.11         $0.98
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  2           950
----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.12         $1.00
Accumulation unit value at end of period                                $1.18         $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            --
----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00            --
Accumulation unit value at end of period                                $1.10            --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  2            --
----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.07         $1.00
Accumulation unit value at end of period                                $1.10         $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            --
----------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                          $1.00            --
Accumulation unit value at end of period                                $0.99            --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              4,857            --
----------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.03         $1.00
Accumulation unit value at end of period                                $1.20         $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                             12,765         9,751
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   143

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007          2006
----------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.01         $1.00
Accumulation unit value at end of period                                $1.27         $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  5             5
----------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.04         $1.00
Accumulation unit value at end of period                                $1.07         $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              8,725           859
----------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.99         $1.00
Accumulation unit value at end of period                                $1.13         $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                              4,921         1,866
----------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.05         $1.00
Accumulation unit value at end of period                                $1.22         $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,053           434
----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.11         $1.00
Accumulation unit value at end of period                                $1.14         $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                132             6
----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.07         $1.00
Accumulation unit value at end of period                                $1.03         $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 27             1
----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.99         $1.00
Accumulation unit value at end of period                                $1.09         $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  3             2
----------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.09         $1.00
Accumulation unit value at end of period                                $1.12         $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 83         2,313
----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.05         $1.00
Accumulation unit value at end of period                                $1.15         $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              9,216         3,787
----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.11         $1.00
Accumulation unit value at end of period                                $1.12         $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                116             1
----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.08         $1.00
Accumulation unit value at end of period                                $1.10         $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                              5,921         3,150
----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00            --
Accumulation unit value at end of period                                $0.94            --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  2            --
----------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00            --
Accumulation unit value at end of period                                $1.06            --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             11,694            --
----------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                          $1.00            --
Accumulation unit value at end of period                                $1.03            --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            --
----------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (05/01/2006)
Accumulation unit value at beginning of period                          $1.03         $1.00
Accumulation unit value at end of period                                $1.13         $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            --
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  144  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007          2006
----------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (05/01/2006)
Accumulation unit value at beginning of period                          $1.00         $1.00
Accumulation unit value at end of period                                $1.02         $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  2             5
----------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (05/01/2006)
Accumulation unit value at beginning of period                          $1.07         $1.00
Accumulation unit value at end of period                                $1.10         $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            --
----------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (05/01/2006)
Accumulation unit value at beginning of period                          $1.22         $1.00
Accumulation unit value at end of period                                $1.54         $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  9             2
----------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.02         $1.00
Accumulation unit value at end of period                                $1.15         $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 32            12
----------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.07         $1.00
Accumulation unit value at end of period                                $1.12         $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 10             1
----------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.00         $1.00
Accumulation unit value at end of period                                $0.98         $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 24            20
----------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.04         $1.00
Accumulation unit value at end of period                                $1.13         $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             13,059         3,108
----------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                          $1.00            --
Accumulation unit value at end of period                                $1.04            --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             11,741            --
----------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.03         $1.00
Accumulation unit value at end of period                                $1.01         $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            --
----------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.09         $1.00
Accumulation unit value at end of period                                $1.17         $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            --
----------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.04         $1.00
Accumulation unit value at end of period                                $0.90         $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  6         1,670
----------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.95         $1.00
Accumulation unit value at end of period                                $0.98         $0.95
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            --
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                          $1.00            --
Accumulation unit value at end of period                                $0.99            --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,996            --
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (05/01/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                          $1.05         $1.00
Accumulation unit value at end of period                                $1.10         $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            --
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   145

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007          2006
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/01/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                          $1.05         $1.00
Accumulation unit value at end of period                                $0.99         $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                639            --
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (05/01/2006)
Accumulation unit value at beginning of period                          $1.02         $1.00
Accumulation unit value at end of period                                $1.06         $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                321            67
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash
  Management Fund at Dec. 31, 2007 were 3.43% and 3.49%, respectively.
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.04         $1.00
Accumulation unit value at end of period                                $1.09         $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             19,798         8,562
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.06         $1.00
Accumulation unit value at end of period                                $1.14         $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                             12,478         5,812
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND
  (05/01/2006)
Accumulation unit value at beginning of period                          $1.03         $1.00
Accumulation unit value at end of period                                $1.10         $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              9,543         6,089
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.05         $1.00
Accumulation unit value at end of period                                $1.08         $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                997            --
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.06         $1.00
Accumulation unit value at end of period                                $1.07         $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                                517           761
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.05         $1.00
Accumulation unit value at end of period                                $1.07         $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,039         2,214
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.08         $1.00
Accumulation unit value at end of period                                $1.10         $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            --
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.10         $1.00
Accumulation unit value at end of period                                $1.08         $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            --
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (05/01/2006)
Accumulation unit value at beginning of period                          $0.96         $1.00
Accumulation unit value at end of period                                $1.08         $0.96
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            --
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                          $1.00            --
Accumulation unit value at end of period                                $1.00            --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            --
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.09         $1.00
Accumulation unit value at end of period                                $1.13         $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  4             2
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.03         $1.00
Accumulation unit value at end of period                                $1.07         $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                711           239
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  146  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007          2006
----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (05/01/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                          $1.13         $1.00
Accumulation unit value at end of period                                $1.55         $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                              3,593         1,590
----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (05/01/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                          $1.07         $1.00
Accumulation unit value at end of period                                $1.19         $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            --
----------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.09         $1.00
Accumulation unit value at end of period                                $1.06         $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,163         5,339
----------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00            --
Accumulation unit value at end of period                                $0.85            --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              2,329            --
----------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00            --
Accumulation unit value at end of period                                $1.13            --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 12            --
----------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.23         $1.00
Accumulation unit value at end of period                                $1.01         $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 71            46
----------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (05/01/2006)
Accumulation unit value at beginning of period                          $1.09         $1.00
Accumulation unit value at end of period                                $1.26         $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                              4,011         2,127
*Effective June 1, 2008, the Fund will change its name to Wanger International.
----------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (05/01/2006)
Accumulation unit value at beginning of period                          $1.00         $1.00
Accumulation unit value at end of period                                $1.05         $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                              3,212           306
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
----------------------------------------------------------------------------------------------



VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                             2007     2006     2005    2004
----------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.23    $1.11    $1.07   $1.00
Accumulation unit value at end of period                       $1.22    $1.23    $1.11   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                3,865    4,263    5,023   3,225
----------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.18    $1.13    $1.06   $1.00
Accumulation unit value at end of period                       $1.29    $1.18    $1.13   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                2,494    2,008        3       3
----------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.35    $1.18    $1.10   $1.00
Accumulation unit value at end of period                       $1.46    $1.35    $1.18   $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   73       19       19      12
----------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --      --
Accumulation unit value at end of period                       $1.03       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --      --
----------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --      --
Accumulation unit value at end of period                       $1.04       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                9,747       --       --      --
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   147

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005    2004
----------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.23    $1.13    $1.07   $1.00
Accumulation unit value at end of period                       $1.32    $1.23    $1.13   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,038    1,204    1,379     900
----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                 $1.19    $1.08    $1.07   $1.00
Accumulation unit value at end of period                       $1.19    $1.19    $1.08   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --      --
----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --      --
Accumulation unit value at end of period                       $1.15       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --      --
----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                 $1.27    $1.11    $1.08   $1.00
Accumulation unit value at end of period                       $1.30    $1.27    $1.11   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  168      170      126      90
----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                 $1.81    $1.36    $1.19   $1.00
Accumulation unit value at end of period                       $1.87    $1.81    $1.36   $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                               17,556   13,071    8,418   3,162
----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                 $1.04    $1.05    $1.05   $1.00
Accumulation unit value at end of period                       $1.12    $1.04    $1.05   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                               23,067   24,580   21,086   7,249
----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                 $1.52    $1.24    $1.12   $1.00
Accumulation unit value at end of period                       $1.76    $1.52    $1.24   $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   68       --       --      --
----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --      --
Accumulation unit value at end of period                       $0.90       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    9       --       --      --
----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period                 $1.01    $1.06    $1.06   $1.00
Accumulation unit value at end of period                       $1.19    $1.01    $1.06   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                6,538   19,124    6,266   2,495
----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                 $1.30    $1.12    $1.09   $1.00
Accumulation unit value at end of period                       $1.21    $1.30    $1.12   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   24       29       15      26
----------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                 $1.06    $1.00       --      --
Accumulation unit value at end of period                       $1.06    $1.06       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                4,084    8,585       --      --
----------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --      --
Accumulation unit value at end of period                       $1.12       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               21,154       --       --      --
----------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --      --
Accumulation unit value at end of period                       $1.13       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --      --
----------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (04/30/2004)
Accumulation unit value at beginning of period                 $1.41    $1.21    $1.17   $1.00
Accumulation unit value at end of period                       $1.35    $1.41    $1.21   $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                               14,170       --       --      --
----------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --      --
Accumulation unit value at end of period                       $1.10       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --      --
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  148  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005    2004
----------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.27    $1.21    $1.13   $1.00
Accumulation unit value at end of period                       $1.27    $1.27    $1.21   $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --      --
----------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.07    $1.04    $1.03   $1.00
Accumulation unit value at end of period                       $1.20    $1.07    $1.04   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                3,110    6,310    2,901   1,117
----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.19    $1.05    $1.02   $1.00
Accumulation unit value at end of period                       $1.25    $1.19    $1.05   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  112       67       71      72
----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --      --
Accumulation unit value at end of period                       $1.09       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --      --
----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.50    $1.25    $1.14   $1.00
Accumulation unit value at end of period                       $1.53    $1.50    $1.25   $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   24       24       26       7
----------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --      --
Accumulation unit value at end of period                       $0.98       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               11,432       --       --      --
----------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.38    $1.27    $1.11   $1.00
Accumulation unit value at end of period                       $1.59    $1.38    $1.27   $1.11
Number of accumulation units outstanding at end of period
  (000 omitted)                                               42,111   45,962   19,309   6,485
----------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.11    $1.06    $1.03   $1.00
Accumulation unit value at end of period                       $1.38    $1.11    $1.06   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   15       15       --      --
----------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.05    $1.03    $1.03   $1.00
Accumulation unit value at end of period                       $1.08    $1.05    $1.03   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                               30,874   10,450    8,474   3,024
----------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.55    $1.40    $1.21   $1.00
Accumulation unit value at end of period                       $1.75    $1.55    $1.40   $1.21
Number of accumulation units outstanding at end of period
  (000 omitted)                                                9,998    6,670    2,154     194
----------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.48    $1.28    $1.10   $1.00
Accumulation unit value at end of period                       $1.70    $1.48    $1.28   $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                4,606    5,282    5,025   3,210
----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.30    $1.12    $1.12   $1.00
Accumulation unit value at end of period                       $1.32    $1.30    $1.12   $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,849    1,382    1,066     516
----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.27    $1.11    $1.09   $1.00
Accumulation unit value at end of period                       $1.21    $1.27    $1.11   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  151       68       53      34
----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.18    $1.11    $1.08   $1.00
Accumulation unit value at end of period                       $1.29    $1.18    $1.11   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  125       98      115     111
----------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.37    $1.18    $1.09   $1.00
Accumulation unit value at end of period                       $1.39    $1.37    $1.18   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  542    6,611      374     369
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   149

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005    2004
----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.22    $1.10    $1.16   $1.00
Accumulation unit value at end of period                       $1.33    $1.22    $1.10   $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                               26,747   18,800    7,744   2,656
----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.43    $1.20    $1.12   $1.00
Accumulation unit value at end of period                       $1.44    $1.43    $1.20   $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  148      112       57      25
----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.51    $1.32    $1.19   $1.00
Accumulation unit value at end of period                       $1.53    $1.51    $1.32   $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                               17,019   14,517    6,833   2,746
----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --      --
Accumulation unit value at end of period                       $0.94       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --      --
----------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --      --
Accumulation unit value at end of period                       $1.05       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               25,309       --       --      --
----------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --      --
Accumulation unit value at end of period                       $1.03       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --      --
----------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                 $1.15    $1.10    $1.07   $1.00
Accumulation unit value at end of period                       $1.26    $1.15    $1.10   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   14       14       34      22
----------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                 $1.19    $1.07    $1.04   $1.00
Accumulation unit value at end of period                       $1.19    $1.19    $1.07   $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    9       10       11      12
----------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                 $1.20    $1.09    $1.09   $1.00
Accumulation unit value at end of period                       $1.22    $1.20    $1.09   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  102      106       69      53
----------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                 $1.82    $1.42    $1.24   $1.00
Accumulation unit value at end of period                       $2.28    $1.82    $1.42   $1.24
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  120       32        1       1
----------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.15    $1.09    $1.06   $1.00
Accumulation unit value at end of period                       $1.29    $1.15    $1.09   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                8,700   10,182    8,509   3,218
----------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.48    $1.29    $1.15   $1.00
Accumulation unit value at end of period                       $1.54    $1.48    $1.29   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  231      209      177      72
----------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.41    $1.25    $1.16   $1.00
Accumulation unit value at end of period                       $1.36    $1.41    $1.25   $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   71       75       59      31
----------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.13    $1.07    $1.07   $1.00
Accumulation unit value at end of period                       $1.21    $1.13    $1.07   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                               38,909   20,731   11,203   4,674
----------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --      --
Accumulation unit value at end of period                       $1.03       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               26,289       --       --      --
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  150  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005    2004
----------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.15    $1.14    $1.03   $1.00
Accumulation unit value at end of period                       $1.12    $1.15    $1.14   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  144      142      109      57
----------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.57    $1.26    $1.14   $1.00
Accumulation unit value at end of period                       $1.67    $1.57    $1.26   $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   27       --       --      --
----------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.43    $1.24    $1.18   $1.00
Accumulation unit value at end of period                       $1.22    $1.43    $1.24   $1.18
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  192    4,666       76      17
----------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.29    $1.25    $1.14   $1.00
Accumulation unit value at end of period                       $1.32    $1.29    $1.25   $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    8        8       --      --
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                 $1.00       --       --      --
Accumulation unit value at end of period                       $0.99       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               19,856       --       --      --
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                 $1.23    $1.08    $1.10   $1.00
Accumulation unit value at end of period                       $1.28    $1.23    $1.08   $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --      --
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                 $1.41    $1.19    $1.15   $1.00
Accumulation unit value at end of period                       $1.31    $1.41    $1.19   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                               12,674   11,121   10,647   4,456
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (04/30/2004)
Accumulation unit value at beginning of period                 $1.03    $1.00    $0.99   $1.00
Accumulation unit value at end of period                       $1.05    $1.03    $1.00   $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                3,584    1,771      839     136
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash
  Management Fund at Dec. 31, 2007 were 2.58% and 2.61%, respectively.
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.06    $1.03    $1.03   $1.00
Accumulation unit value at end of period                       $1.09    $1.06    $1.03   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                               49,906   27,709      237     220
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.51    $1.29    $1.15   $1.00
Accumulation unit value at end of period                       $1.60    $1.51    $1.29   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                               31,206   25,297    8,506      34
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND
  (05/01/2006)
Accumulation unit value at beginning of period                 $1.02    $1.00       --      --
Accumulation unit value at end of period                       $1.08    $1.02       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               24,803   19,914       --      --
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.24    $1.14    $1.07   $1.00
Accumulation unit value at end of period                       $1.26    $1.24    $1.14   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                2,883       38       38      --
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.20    $1.10    $1.08   $1.00
Accumulation unit value at end of period                       $1.20    $1.20    $1.10   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                4,514    5,751    3,150     830
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/01/2004)
Accumulation unit value at beginning of period                 $1.18    $1.11    $1.09   $1.00
Accumulation unit value at end of period                       $1.18    $1.18    $1.11   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                               14,534    6,780        8       8
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   151

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005    2004
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.24    $1.09    $1.05   $1.00
Accumulation unit value at end of period                       $1.25    $1.24    $1.09   $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                               10,759   11,734   14,054   9,019
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.32    $1.13    $1.10   $1.00
Accumulation unit value at end of period                       $1.29    $1.32    $1.13   $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   23       23       24      --
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.13    $1.15    $1.07   $1.00
Accumulation unit value at end of period                       $1.26    $1.13    $1.15   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  906    1,023    1,088     697
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --      --
Accumulation unit value at end of period                       $0.99       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   69       --       --      --
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.25    $1.11    $1.08   $1.00
Accumulation unit value at end of period                       $1.29    $1.25    $1.11   $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  147      142      132      48
----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.01    $0.99    $1.00   $1.00
Accumulation unit value at end of period                       $1.05    $1.01    $0.99   $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                5,294    3,802    1,781     218
----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                 $2.01    $1.53    $1.17   $1.00
Accumulation unit value at end of period                       $2.73    $2.01    $1.53   $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                7,826    7,742    4,979   2,159
----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                 $1.55    $1.27    $1.14   $1.00
Accumulation unit value at end of period                       $1.71    $1.55    $1.27   $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    2        2        1      --
----------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.31    $1.15    $1.13   $1.00
Accumulation unit value at end of period                       $1.26    $1.31    $1.15   $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                               39,815   41,096   23,606   8,260
----------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --      --
Accumulation unit value at end of period                       $0.85       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                4,909       --       --      --
----------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --      --
Accumulation unit value at end of period                       $1.12       --       --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --      --
----------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $2.12    $1.57    $1.37   $1.00
Accumulation unit value at end of period                       $1.72    $2.12    $1.57   $1.37
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  728      573      619     292
----------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (04/30/2004)
Accumulation unit value at beginning of period                 $1.93    $1.43    $1.20   $1.00
Accumulation unit value at end of period                       $2.20    $1.93    $1.43   $1.20
Number of accumulation units outstanding at end of period
  (000 omitted)                                                7,675    6,793    3,916   1,854
*Effective June 1, 2008, the Fund will change its name to Wanger International.
----------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (04/30/2004)
Accumulation unit value at beginning of period                 $1.33    $1.26    $1.15   $1.00
Accumulation unit value at end of period                       $1.38    $1.33    $1.26   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                               11,339    6,970    5,234   2,030
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  152  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... P.  6
Financial Statements


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             RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   159

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member FINRA.

Insurance and annuity products are issued by RiverSource Life Insurance Company.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


45304 H (5/08)

PROSPECTUS


MAY 1, 2008


RIVERSOURCE(R)

ENDEAVOR SELECT VARIABLE ANNUITY
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

             829 Ameriprise Financial Center
             Minneapolis, MN 55474
             Telephone: (800) 333-3437

             (Corporate Office)

             RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust
Credit Suisse Trust
Dreyfus Investment Portfolios, Service Share Class
Dreyfus Variable Investment Fund, Service Share Class
Eaton Vance Variable Trust (VT)
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products Trust
  (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Janus Aspen Series: Service Shares

Legg Mason Partners Variable Portfolios I, Inc.

MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds, Service Shares
PIMCO VIT
Putnam Variable Trust - Class IB Shares

RiverSource Variable Series Trust (RVST) formerly known as

  RiverSource(R) Variable Portfolio Funds
The Universal Institutional Funds, Inc., Class II Shares
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

--------------------------------------------------------------------------------
                  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   1

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.

TABLE OF CONTENTS


KEY TERMS.......................................   3
THE CONTRACT IN BRIEF...........................   5
EXPENSE SUMMARY.................................   7
CONDENSED FINANCIAL INFORMATION.................  15
FINANCIAL STATEMENTS............................  15
THE VARIABLE ACCOUNT AND THE FUNDS..............  15
GUARANTEE PERIOD ACCOUNTS (GPAS)................  36
THE FIXED ACCOUNT...............................  37
BUYING YOUR CONTRACT............................  39
CHARGES.........................................  41
VALUING YOUR INVESTMENT.........................  47
MAKING THE MOST OF YOUR CONTRACT................  49
WITHDRAWALS.....................................  58
TSA -- SPECIAL PROVISIONS.......................  58
CHANGING OWNERSHIP..............................  59
BENEFITS IN CASE OF DEATH.......................  59
OPTIONAL BENEFITS...............................  63
THE ANNUITY PAYOUT PERIOD.......................  79
TAXES...........................................  81
VOTING RIGHTS...................................  84
SUBSTITUTION OF INVESTMENTS.....................  84
ABOUT THE SERVICE PROVIDERS.....................  84
ADDITIONAL INFORMATION..........................  86
APPENDICES TABLE OF CONTENTS AND CROSS-REFERENCE
  TABLE.........................................  87
APPENDIX A: EXAMPLE --
  MARKET VALUE ADJUSTMENT (MVA).................  88
APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES.......  90
APPENDIX C: EXAMPLE -- DEATH BENEFITS...........  95
APPENDIX D: EXAMPLE --
  ACCUMULATION PROTECTOR BENEFIT(R) RIDER.......  98
APPENDIX E: EXAMPLE -- SECURESOURCE(SM)
  RIDERS........................................ 100
APPENDIX F: SECURESOURCE(SM) RIDERS --
  ADDITIONAL RMD DISCLOSURE..................... 104
APPENDIX G: EXAMPLE --
  BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER...... 106
APPENDIX H: EXAMPLE --
  BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT
  RIDER......................................... 108
APPENDIX I: PURCHASE PAYMENT CREDITS FOR
  ELIGIBLE CONTRACTS............................ 110
APPENDIX J: ASSET ALLOCATION PROGRAM FOR
  CONTRACTS PURCHASED BEFORE MAY 1, 2006........ 111
APPENDIX K: GUARANTOR WITHDRAWAL BENEFIT FOR
  LIFE(R) RIDER DISCLOSURE...................... 112
APPENDIX L: GUARANTOR(R) WITHDRAWAL BENEFIT
  RIDER DISCLOSURE.............................. 124
APPENDIX M: INCOME ASSURER BENEFIT(R) RIDERS.... 131
APPENDIX N: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)................................... 140
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
  INFORMATION................................... 151


--------------------------------------------------------------------------------
  2  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.



MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a guarantee period account is withdrawn or transferred more than 30 days before the end of its guarantee period.


OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code


- SIMPLE IRA's under Section 408(p) of the Code


- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code


- Custodial and investment only plans under Section 401(a) of the Code


- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the contract.


--------------------------------------------------------------------------------
                  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   3

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------
  4  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The contract allows you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account, the DCA fixed account and/or subaccounts of the variable account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. You may be able to purchase an optional benefit to reduce the investment risk you assume under the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER.

Some of the factors you may wish to consider include:

- "Tax Free" Exchanges: It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

- Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


- Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes")


- Your age: If you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a contract including any optional benefits may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.


- How long you plan to keep the contract: The contract has withdrawal charges. (See "Charges") Does the contract meet your current and anticipated future needs for liquidity?


- If you can afford the contract: are your annual income and assets adequate to buy the contract and any optional benefit riders you may choose?


- The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (See "Charges")



- How and when you plan to take money from the contract: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payouts. In addition, certain withdrawals may be subject to a federal income tax penalty. (See "Withdrawals")


- Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.


- Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (See "Making the Most of Your Contract -- Transferring Among Accounts")



FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


--------------------------------------------------------------------------------
                  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   5

ACCOUNTS: Generally, you may allocate your purchase payments among the:


- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds")



- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")



- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see, "The Fixed
  Account -- One-Year Fixed Account")



- DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account (See "The Fixed Account -- DCA Fixed Account").



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts")



WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")



OPTIONAL BENEFITS: You can buy additional benefits with your contract. We offer optional death benefits (See "Optional Benefits -- Optional Death Benefits"). We also offer optional living benefits, including: a guaranteed contract value on a future date (See "Optional Benefits -- Accumulation Protector Benefit(R) Rider") and a guaranteed minimum withdrawal benefit that permits you to withdraw a guaranteed amount from the contract over a period of time, which may include, under limited circumstances, the lifetime of a single person
(SecureSource(SM) - Single Life) or the lifetime of you and your spouse (SecureSource(SM) - Joint Life) (See "Optional Benefits -- SecureSource(SM) Riders"). Optional living benefits require the use of a model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of withdrawals that can be taken under the optional benefit during a contract year (See "Making the Most of Your Contract -- Portfolio Navigator"). We previously offered other optional living benefits (See "Optional Benefits -- Optional Living Benefits Previously Offered"). Optional benefits vary by state and may have eligibility requirements.



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See "Benefits in Case of Death")



ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (See "The Annuity Payout Period")


--------------------------------------------------------------------------------
  6  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                    SEVEN-YEAR SCHEDULE                      FIVE-YEAR SCHEDULE*
           YEARS FROM PURCHASE  WITHDRAWAL CHARGE   YEARS FROM PURCHASE  WITHDRAWAL CHARGE
             PAYMENT RECEIPT       PERCENTAGE         PAYMENT RECEIPT       PERCENTAGE
                    1                   8%                   1                   8%
                    2                   8                    2                   7
                    3                   7                    3                   6
                    4                   7                    4                   4
                    5                   6                    5                   2
                    6                   5               Thereafter               0
                    7                   3
                  Thereafter            0

* The five-year withdrawal charge schedule may not be available in all states.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the contract options shown below and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


FOR CONTRACTS PURCHASED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE

                                                          AND YOUR AIR IS 3.5%, THEN YOUR       AND YOUR AIR IS 5.0%, THEN YOUR
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:                     DISCOUNT RATE PERCENT (%) IS:         DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
 Seven-year withdrawal charge schedule                                 5.90%                                 7.40%
 Five-year withdrawal charge schedule                                  6.15%                                 7.65%
NONQUALIFIED
 Seven-year withdrawal charge schedule                                 6.10%                                 6.25%
 Five-year withdrawal charge schedule                                  7.70%                                 7.85%

FOR ALL OTHER CONTRACTS

                                                          AND YOUR AIR IS 3.5%, THEN YOUR       AND YOUR AIR IS 5.0%, THEN YOUR
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:                     DISCOUNT RATE PERCENT (%) IS:         DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
 Seven-year withdrawal charge schedule                                 6.00%                                 7.50%
 Five-year withdrawal charge schedule                                  6.15%                                 7.65%
NONQUALIFIED
 Seven-year withdrawal charge schedule                                 6.20%                                 6.35%
 Five-year withdrawal charge schedule                                  7.70%                                 7.85%

--------------------------------------------------------------------------------
                  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   7

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE

                                                              MORTALITY AND            VARIABLE ACCOUNT           TOTAL VARIABLE
                                                             EXPENSE RISK FEE        ADMINISTRATIVE CHARGE        ACCOUNT EXPENSE
QUALIFIED ANNUITIES
 ROP Death Benefit                                                 0.90%                     0.15%                     1.05%
 MAV Death Benefit                                                 1.10                      0.15                      1.25
 5% Accumulation Death Benefit                                     1.25                      0.15                      1.40
 Enhanced Death Benefit                                            1.30                      0.15                      1.45
NONQUALIFIED ANNUITIES
 ROP Death Benefit                                                 1.05                      0.15                      1.20
 MAV Death Benefit                                                 1.25                      0.15                      1.40
 5% Accumulation Death Benefit                                     1.40                      0.15                      1.55
 Enhanced Death Benefit                                            1.45                      0.15                      1.60

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS

                                                              MORTALITY AND            VARIABLE ACCOUNT           TOTAL VARIABLE
                                                             EXPENSE RISK FEE        ADMINISTRATIVE CHARGE        ACCOUNT EXPENSE
QUALIFIED ANNUITIES
 ROP Death Benefit                                                 1.00%                     0.15%                     1.15%
 MAV Death Benefit                                                 1.20                      0.15                      1.35
 5% Accumulation Death Benefit                                     1.35                      0.15                      1.50
 Enhanced Death Benefit                                            1.40                      0.15                      1.55
NONQUALIFIED ANNUITIES
 ROP Death Benefit                                                 1.15                      0.15                      1.30
 MAV Death Benefit                                                 1.35                      0.15                      1.50
 5% Accumulation Death Benefit                                     1.50                      0.15                      1.65
 Enhanced Death Benefit                                            1.55                      0.15                      1.70

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL CONTRACTS

QUALIFIED ANNUITIES
 ROP Death Benefit                                                  1.20%                     0.15%                     1.35%
 MAV Death Benefit                                                  1.40                      0.15                      1.55
 5% Accumulation Death Benefit                                      1.55                      0.15                      1.70
 Enhanced Death Benefit                                             1.60                      0.15                      1.75
NONQUALIFIED ANNUITIES
 ROP Death Benefit                                                  1.35                      0.15                      1.50
 MAV Death Benefit                                                  1.55                      0.15                      1.70
 5% Accumulation Death Benefit                                      1.70                      0.15                      1.85
 Enhanced Death Benefit                                             1.75                      0.15                      1.90

--------------------------------------------------------------------------------
  8  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                         $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full withdrawal.)

OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.


 BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                  0.25%
 BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE             0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED

If eligible, you may select one of the following optional living benefits if available in your state. Each optional living benefit requires the use of an asset allocation model portfolio. The fees apply only if you elect one of these benefits.


 ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                  MAXIMUM: 1.75%    CURRENT: 0.55%


(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)


 SECURESOURCE(SM) - SINGLE LIFE RIDER FEE()                   MAXIMUM: 1.50%    CURRENT: 0.65%
 SECURESOURCE(SM) - JOINT LIFE RIDER FEE()                    MAXIMUM: 1.75%    CURRENT: 0.85%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED

The following optional living benefits, except as noted, are no longer available for purchase. The fees apply only if you elected one of these benefits when you purchased your contract. Each optional living benefit requires the use of an asset allocation model portfolio.


 GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE(1)        MAXIMUM: 1.50%    CURRENT: 0.65%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)


 GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE(2)                 MAXIMUM: 1.50%    CURRENT: 0.55%


(As a percentage of contract value charged annually on the contract anniversary.)


 INCOME ASSURER BENEFIT(R) - MAV RIDER FEE(3)                 MAXIMUM: 1.50%    CURRENT: 0.30%(4)
 INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE     MAXIMUM: 1.75%    CURRENT: 0.60%(4)
 RIDER FEE(3)
 INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5%             MAXIMUM: 2.00%    CURRENT: 0.65%(4)
 ACCUMULATION BENEFIT BASE RIDER FEE(3)


(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)


(1)  See Appendix K.


(2)  See Appendix L.


(3)  See Appendix M.


(4) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(R) - MAV -- 0.55%, Income Assurer Benefit(R) - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit
     Base -- 0.75%.


--------------------------------------------------------------------------------
                  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   9

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                MINIMUM                       MAXIMUM
 Total expenses before fee waivers and/or expense
 reimbursements                                                  0.52%                         2.09%


(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 AIM V.I. Basic Value Fund, Series II      0.67%          0.25%          0.29%               --%                   1.21%
 Shares
 AIM V.I. Capital Appreciation Fund,       0.61           0.25           0.27                --                    1.13
 Series II Shares
 AIM V.I. Capital Development Fund,        0.75           0.25           0.31                --                    1.31(1)
 Series II Shares
 AIM V.I. Global Health Care Fund,         0.75           0.25           0.32              0.01                    1.33(1)
 Series II Shares
 AIM V.I. International Growth Fund,       0.71           0.25           0.36              0.01                    1.33(1)
 Series II Shares
 AIM V.I. Mid Cap Core Equity Fund,        0.72           0.25           0.29              0.03                    1.29(1)
 Series II Shares
 AllianceBernstein VPS Balanced Shares     0.55           0.25           0.18                --                    0.98
 Portfolio (Class B)
 AllianceBernstein VPS Global              0.75           0.25           0.17                --                    1.17
 Technology Portfolio (Class B)
 AllianceBernstein VPS Growth and          0.55           0.25           0.04                --                    0.84
 Income Portfolio (Class B)
 AllianceBernstein VPS International       0.75           0.25           0.06                --                    1.06
 Value Portfolio (Class B)
 American Century VP Inflation             0.49           0.25           0.01                --                    0.75
 Protection, Class II
 American Century VP Mid Cap Value,        0.90           0.25           0.01                --                    1.16
 Class II
 American Century VP Ultra(R), Class       0.90           0.25           0.01                --                    1.16
 II
 American Century VP Value, Class II       0.83           0.25           0.01                --                    1.09
 Columbia High Yield Fund, Variable        0.78           0.25           0.12                --                    1.15(2)
 Series, Class B
 Columbia Marsico Growth Fund,             0.97             --           0.02                --                    0.99
 Variable Series, Class A
 Columbia Marsico International            1.02           0.25           0.12                --                    1.39
 Opportunities Fund, Variable Series,
 Class B
 Columbia Small Cap Value Fund,            0.80           0.25           0.09                --                    1.14(3)
 Variable Series, Class B
 Credit Suisse Trust - Commodity           0.50           0.25           0.28                --                    1.03(4)
 Return Strategy Portfolio
 Dreyfus Investment Portfolios MidCap      0.75           0.25           0.05                --                    1.05(5)
 Stock Portfolio, Service Shares
 Dreyfus Variable Investment Fund          0.75           0.25           0.05                --                    1.05
 Appreciation Portfolio, Service
 Shares
 Dreyfus Variable Investment Fund          0.75           0.25           0.28                --                    1.28
 International Equity Portfolio,
 Service Shares
 Dreyfus Variable Investment Fund          1.00           0.25           0.19                --                    1.44
 International Value Portfolio,
 Service Shares
 Eaton Vance VT Floating-Rate Income       0.57           0.25           0.32                --                    1.14
 Fund
 Fidelity(R) VIP Contrafund(R)             0.56           0.25           0.09                --                    0.90
 Portfolio Service Class 2
 Fidelity(R) VIP Growth Portfolio          0.56           0.25           0.09                --                    0.90
 Service Class 2
 Fidelity(R) VIP Investment Grade Bond     0.32           0.25           0.11                --                    0.68
 Portfolio Service Class 2
 Fidelity(R) VIP Mid Cap Portfolio         0.56           0.25           0.10                --                    0.91
 Service Class 2
 Fidelity(R) VIP Overseas Portfolio        0.71           0.25           0.14                --                    1.10
 Service Class 2


--------------------------------------------------------------------------------
  10  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 FTVIPT Franklin Income Securities         0.45%          0.25%          0.02%               --%                   0.72%
 Fund - Class 2
 FTVIPT Franklin Rising Dividends          0.58           0.25           0.02              0.01                    0.86(6)
 Securities Fund - Class 2
 FTVIPT Franklin Small-Mid Cap Growth      0.47           0.25           0.28              0.01                    1.01(6)
 Securities Fund - Class 2
 FTVIPT Mutual Shares Securities           0.59           0.25           0.13                --                    0.97
 Fund - Class 2
 FTVIPT Templeton Global Income            0.50           0.25           0.14                --                    0.89
 Securities Fund - Class 2
 FTVIPT Templeton Growth Securities        0.73           0.25           0.03                --                    1.01
 Fund - Class 2
 Goldman Sachs VIT Mid Cap Value           0.80             --           0.07                --                    0.87
 Fund - Institutional Shares
 Goldman Sachs VIT Structured U.S.         0.65             --           0.07                --                    0.72(7)
 Equity Fund - Institutional Shares
 Janus Aspen Series Large Cap Growth       0.64           0.25           0.02              0.01                    0.92
 Portfolio: Service Shares
 Legg Mason Partners Variable Small        0.75             --           0.35                --                    1.10(8)
 Cap Growth Portfolio, Class I
 MFS(R) New Discovery Series - Service     0.90           0.25           0.11                --                    1.26
 Class
 MFS(R) Total Return Series - Service      0.75           0.25           0.08                --                    1.08(9)
 Class
 MFS(R) Utilities Series - Service         0.75           0.25           0.10                --                    1.10(9)
 Class
 Oppenheimer Capital Appreciation          0.64           0.25           0.02                --                    0.91
 Fund/VA, Service Shares
 Oppenheimer Global Securities             0.62           0.25           0.02                --                    0.89
 Fund/VA, Service Shares
 Oppenheimer Main Street Small Cap         0.70           0.25           0.02                --                    0.97
 Fund/VA, Service Shares
 Oppenheimer Strategic Bond Fund/VA,       0.57           0.25           0.02              0.02                    0.86(10)
 Service Shares
 PIMCO VIT All Asset Portfolio,            0.18           0.25           0.25              0.69                    1.37(11)
 Advisor Share Class
 Putnam VT Health Sciences                 0.70           0.25           0.13                --                    1.08
 Fund - Class IB Shares
 Putnam VT International Equity            0.73           0.25           0.11              0.01                    1.10
 Fund - Class IB Shares
 Putnam VT Small Cap Value                 0.77           0.25           0.10              0.07                    1.19
 Fund - Class IB Shares
 Putnam VT Vista Fund - Class IB           0.65           0.25           0.11                --                    1.01
 Shares
 RVST RiverSource(R) Partners Variable     0.70           0.13           0.16                --                    0.99(12)
 Portfolio - Fundamental Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Fundamental Value Fund)
 RVST RiverSource(R) Partners Variable     0.83           0.13           1.13                --                    2.09(12)
 Portfolio - Select Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Select Value Fund)
 RVST RiverSource(R) Partners Variable     0.97           0.13           0.18                --                    1.28(12)
 Portfolio - Small Cap Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Small Cap Value Fund)
 RVST RiverSource(R) Variable              0.33           0.13           0.14                --                    0.60
 Portfolio - Cash Management Fund
 RVST RiverSource(R) Variable              0.45           0.13           0.16                --                    0.74
 Portfolio - Diversified Bond Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.14                --                    0.86
 Portfolio - Diversified Equity Income
 Fund
 RVST RiverSource(R) Variable              0.44           0.13           0.17                --                    0.74(12)
 Portfolio - Global Inflation
 Protected Securities Fund
 RVST RiverSource(R) Variable              0.60           0.13           0.16                --                    0.89
 Portfolio - Growth Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.15                --                    0.87
 Portfolio - High Yield Bond Fund
 RVST RiverSource(R) Variable              0.61           0.13           0.17                --                    0.91
 Portfolio - Income Opportunities Fund
 RVST RiverSource(R) Variable              0.58           0.13           0.15                --                    0.86
 Portfolio - Large Cap Equity Fund
 RVST RiverSource(R) Variable              0.58           0.13           0.15                --                    0.86
 Portfolio - Mid Cap Growth Fund
 RVST RiverSource(R) Variable              0.73           0.13           0.17                --                    1.03(12)
 Portfolio - Mid Cap Value Fund
 RVST RiverSource(R) Variable              0.22           0.13           0.17                --                    0.52(12)
 Portfolio - S&P 500 Index Fund
 RVST RiverSource(R) Variable              0.48           0.13           0.18                --                    0.79
 Portfolio - Short Duration U.S.
 Government Fund
 RVST Threadneedle(R) Variable             1.11           0.13           0.26                --                    1.50
 Portfolio - Emerging Markets Fund
 (previously RiverSource(R) Variable
 Portfolio - Emerging Markets Fund)
 RVST Threadneedle(R) Variable             0.69           0.13           0.19                --                    1.01
 Portfolio - International Opportunity
 Fund
 (previously RiverSource(R) Variable
 Portfolio - International Opportunity
 Fund)
 Van Kampen Life Investment Trust          0.56           0.25           0.03                --                    0.84
 Comstock Portfolio, Class II Shares


--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   11

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 Van Kampen UIF Global Real Estate         0.85%          0.35%          0.38%               --%                   1.58%(13)
 Portfolio, Class II Shares
 Van Kampen UIF Mid Cap Growth             0.75           0.35           0.35                --                    1.45(13)
 Portfolio, Class II Shares
 Van Kampen UIF U.S. Real Estate           0.74           0.35           0.29                --                    1.38(13)
 Portfolio, Class II Shares
 Wanger International Small Cap            0.88             --           0.11                --                    0.99
 (effective June 1, 2008, the Fund
 will change its name to Wanger
 International)
 Wanger U.S. Smaller Companies             0.90             --           0.05                --                    0.95
 (effective June 1, 2008, the Fund
 will change its name to Wanger USA)



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 1.30% for AIM V.I. Capital Development Fund, Series II Shares, 1.32% for AIM V.I. Global Health Care Fund, Series II Shares, 1.32% for AIM V.I. International Growth Fund, Series II Shares and 1.27% for AIM V.I. Mid Cap Core Equity Fund, Series II Shares.


(2) The Fund's investment adviser has contractually agreed to waive 0.19% of the distribution (12b-1) fees until April 30, 2009. In addition, the Fund's investment adviser has contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual Fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, (if any)) do not exceed 0.60% annually through April 30, 2009. If these waivers were reflected in the above table, net expenses would be 0.66%. There is no guarantee that these waivers and/or limitations will continue after April 30, 2009.


(3) The Distributor and/or the Advisor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.10% of the Fund's average daily net assets. If the waiver were reflected in the above table, net expenses would be 1.10%. The Advisor or the Distributor may modify or terminate these arrangements at any time.


(4) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust - Commodity Return Strategy Portfolio.


(5) The Dreyfus Corporation has agreed, until May 1, 2009, to waive receipt of its fees and/or assume the expenses of the portfolio so that the net expenses (subject to certain exclusions) do not exceed 0.90% for Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares.


(6) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.85% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and 1.00% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.


(7) The Investment Adviser has voluntarily agreed to reduce or limit "Other expenses" (subject to certain exclusions) equal on an annualized basis to 0.044% of the Fund's average daily net assets. The expense reduction may be terminated at any time at the option of the Investment Adviser. After expense reductions net expenses would be 0.71% for Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares.


(8) Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected to exceed 1.00%. These voluntary fee waivers and reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. After fee waivers and expense reimbursements net expenses would be 1.00%.


(9) MFS has agreed in writing to reduce its management fee to 0.65% for MFS Total Return Series annually on average daily net assets in excess of $3 billion and 0.70% for MFS Utilities Series annually on average daily net assets in excess of $1 billion. After fee reductions net expenses would be 1.05% for MFS Total Return Series - Service Class and 1.07% for MFS Utilities Series - Service Class. This written agreement will remain in effect until modified by the Fund's Board of Trustees.


(10) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2007, the transfer agent fees did not exceed this expense limitation. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund and OFI Master Loan Fund LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82% for Oppenheimer Strategic Bond Fund/VA, Service Shares.


(11) PIMCO has contractually agreed through Dec. 31, 2008, to reduce its advisory fee to the extent that the "Acquired fund fees and expenses" attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the acquired funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. After fee waivers and expense reimbursements, the net expenses would be 1.35%.


(12) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 0.98% for RVST RiverSource(R) Partners Variable
      Portfolio - Fundamental Value Fund, 1.03% for RVST RiverSource(R) Partners Variable Portfolio - Select Value Fund, 1.20% for RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value Fund, 0.72% for RVST RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund, 1.05% for RVST RiverSource(R) Variable Portfolio - Mid Cap Value Fund and 0.51% for RVST RiverSource(R) Variable Portfolio - S&P 500 Index Fund.


(13) After giving effect to the Adviser's voluntary fee waivers and/or expense reimbursement, the net expenses incurred by investors including certain investment related expenses, was 1.40% for Van Kampen UIF Global Real Estate Portfolio, Class II Shares, 1.16% for Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares and 1.28% for Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares.


--------------------------------------------------------------------------------
  12  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

CURRENTLY OFFERED


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits, and the maximum fees and expenses of any of the funds, offered on or after May 1, 2007. They assume that you select the MAV Death Benefit, SecureSource(R) - Joint Life rider and the Benefit Protector(R) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           {AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY             1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule                        $1,379      $2,423      $3,449      $5,587           $579       $1,723      $2,849      $5,587
 Five-year withdrawal charge
 schedule                         1,410       2,409       3,182       5,804            610        1,809       2,982       5,804



QUALIFIED ANNUITY                        1 YEAR    3 YEARS    5 YEARS    10 YEARS        1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge schedule   $1,363    $2,380     $3,382      $5,476          $563     $1,680     $2,782      $5,476
 Five-year withdrawal charge schedule    1,394      2,366      3,116       5,696           594      1,766      2,916       5,696


PREVIOUSLY OFFERED


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits, and the maximum fees and expenses of any of the funds for contracts we offered prior to May 1, 2007. They assume that you selected the MAV Death Benefit, Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(R) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY             1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule for contracts
 purchased on or after May 1,
 2006 and if available in your
 state                           $1,409      $2,547      $3,709      $6,378           $609       $1,847      $3,109      $6,378
 Seven-year withdrawal charge
 schedule for all other
 contracts                        1,420       2,576       3,755       6,455            620        1,876       3,155       6,455
 Five-year withdrawal charge
 schedule                         1,440       2,534       3,446       6,607            640        1,934       3,246       6,607



QUALIFIED ANNUITY                        1 YEAR    3 YEARS    5 YEARS    10 YEARS        1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge schedule
 for contracts purchased on or after May
 1, 2006 and if available in your state  $1,394    $2,503     $3,640      $6,260          $594     $1,803     $3,040      $6,260
 Seven-year withdrawal charge schedule
 for all other contracts                 1,404      2,532      3,686       6,339           604      1,832      3,086       6,339
 Five-year withdrawal charge schedule    1,425      2,490      3,378       6,493           625      1,890      3,178       6,493


--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   13

ALL CONTRACTS

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits, and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY             1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule for contracts
 purchased on or after May 1,
 2006 and if available in your
 state                             $977      $1,248      $1,544      $2,051           $177        $548       $  944      $2,051
 Seven-year withdrawal charge
 schedule for all other
 contracts                          987       1,280       1,597       2,159            187         580          997       2,159
 Five-year withdrawal charge
 schedule                         1,008       1,242       1,301       2,373            208         642        1,101       2,373



QUALIFIED ANNUITY                        1 YEAR    3 YEARS    5 YEARS    10 YEARS        1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge schedule
 for contracts purchased on or after May
 1, 2006 and if available in your state   $962     $1,202     $1,465      $1,886          $162      $502      $  865      $1,886
 Seven-year withdrawal charge schedule
 for all other contracts                   972      1,233      1,518       1,996           172       533         918       1,996
 Five-year withdrawal charge schedule      992      1,195      1,223       2,213           192       595       1,023       2,213



(1) In these examples, the $40 contract administrative charge is estimated as a .007% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

--------------------------------------------------------------------------------
  14  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix N.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example,

--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS 15 various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolios funds and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

--------------------------------------------------------------------------------
  16  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   17

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
AIM V.I. Basic Value Fund,         N             Y        Long-term growth of capital. Invests     Invesco Aim Advisors,
Series II Shares                                          at least 65% of its total assets in      Inc. adviser, advisory
                                                          equity securities of U.S. issuers that   entities affiliated
                                                          have market capitalizations of greater   with Invesco Aim
                                                          than $500 million and are believed to    Advisors, Inc.,
                                                          be undervalued in relation to            subadvisers.
                                                          long-term earning power or other
                                                          factors. The fund may invest up to 25%
                                                          of its total assets in foreign
                                                          securities.
AIM V.I. Capital                   Y             Y        Growth of capital. Invests principally   Invesco Aim Advisors,
Appreciation Fund, Series II                              in common stocks of companies likely     Inc. adviser, advisory
Shares                                                    to benefit from new or innovative        entities affiliated
                                                          products, services or processes as       with Invesco Aim
                                                          well as those with above-average         Advisors, Inc.,
                                                          long-term growth and excellent           subadvisers.
                                                          prospects for future growth. The fund
                                                          can invest up to 25% of its total
                                                          assets in foreign securities that
                                                          involve risks not associated with
                                                          investing solely in the United States.
AIM V.I. Capital Development       Y             Y        Long-term growth of capital. Invests     Invesco Aim Advisors,
Fund, Series II Shares                                    primarily in securities (including       Inc. adviser, advisory
                                                          common stocks, convertible securities    entities affiliated
                                                          and bonds) of small-and medium-sized     with Invesco Aim
                                                          companies. The Fund may invest up to     Advisors, Inc.,
                                                          25% of its total assets in foreign       subadvisers.
                                                          securities.
AIM V.I. Global Health Care        Y             Y        Capital Growth The fund seeks to meet    Invesco Aim Advisors,
Fund, Series II Shares                                    its objective by investing, normally,    Inc. adviser, advisory
                                                          at least 80% of its assets in            entities affiliated
                                                          securities of health care industry       with Invesco Aim
                                                          companies. The fund may invest up to     Advisors, Inc.,
                                                          20% of its total assets in companies     subadvisers.
                                                          located in developing countries, i.e.,
                                                          those countries that are in the
                                                          initial stages of their industrial
                                                          cycles. The fund may also invest up to
                                                          5% of its total assets in
                                                          lower-quality debt securities, i.e.,
                                                          junk bonds.
AIM V.I. International             Y             Y        Long-term growth of capital. Invests     Invesco Aim Advisors,
Growth Fund, Series II                                    primarily in a diversified portfolio     Inc. adviser, advisory
Shares                                                    of international equity securities,      entities affiliated
                                                          whose issuers are considered to have     with Invesco Aim
                                                          strong earnings momentum. The fund may   Advisors, Inc.,
                                                          invest up to 20% of its total assets     subadvisers.
                                                          in security issuers located in
                                                          developing countries and in securities
                                                          exchangeable for or convertible into
                                                          equity securities of foreign
                                                          companies.


--------------------------------------------------------------------------------
  18  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
AIM V.I. Mid Cap Core Equity       N             Y        Long-term growth of capital. Invests     Invesco Aim Advisors,
Fund, Series II Shares                                    normally at least 80% of its net         Inc. adviser, advisory
                                                          assets, plus the amount of any           entities affiliated
                                                          borrowings for investment purposes, in   with Invesco Aim
                                                          equity securities, including             Advisors, Inc.,
                                                          convertible securities, of medium        subadvisers.
                                                          sized companies. The fund may invest
                                                          up to 20% of its net assets in equity
                                                          securities of companies in other
                                                          market capitalization ranges or in
                                                          investment grade debt securities. The
                                                          fund may also invest up to 25% of its
                                                          total assets in foreign securities.
AllianceBernstein VPS              N             Y        Total return consistent with             AllianceBernstein L.P.
Balanced Shares Portfolio                                 reasonable risk, through a combination
(Class B)                                                 of income and longer- term growth of
                                                          capital. Invests primarily in U.S.
                                                          government and agency obligations,
                                                          bonds, fixed-income and equity
                                                          securities of non-U.S. issuers
                                                          (including short- and long-term debt
                                                          securities and preferred stocks to the
                                                          extent the Advisor deems best adapted
                                                          to the current economic and market out
                                                          look), and common stocks.
AllianceBernstein VPS Global       Y             Y        Long-term growth of capital. The Fund    AllianceBernstein L.P.
Technology Portfolio (Class                               invests at least 80% of its net assets
B)                                                        in securities of companies that use
                                                          technology extensively in the
                                                          development of new or improved
                                                          products or processes. Invests in a
                                                          global portfolio of securities of U.S.
                                                          and foreign companies selected for
                                                          their growth potential.
AllianceBernstein VPS Growth       Y             Y        Long-term growth of capital. Invests     AllianceBernstein L.P.
and Income Portfolio (Class                               primarily in the equity securities of
B)                                                        domestic companies that the Advisor
                                                          deems to be undervalued.
AllianceBernstein VPS              Y             Y        Long-term growth of capital. Invests     AllianceBernstein L.P.
International Value                                       primarily in a diversified portfolio
Portfolio (Class B)                                       of equity securities of established
                                                          companies selected from more than 40
                                                          industries and from more than 40
                                                          developed and emerging market
                                                          countries.
American Century VP                N             Y        Long-term total return To protect        American Century
Inflation Protection, Class                               against U.S. inflation.                  Investment Management,
II                                                                                                 Inc.


--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   19

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
American Century VP Mid Cap        Y             Y        Long-term capital growth with income     American Century
Value, Class II                                           as a secondary objective. Long-term      Investment Management,
                                                          capital growth with income as            Inc.
                                                          secondary objective. Invests primarily
                                                          in stocks of companies that management
                                                          believes are undervalued at the time
                                                          of purchase. The fund will invest at
                                                          least 80% of its assets in securities
                                                          of companies whose market
                                                          capitalization at the time of purchase
                                                          is within the capitalization range of
                                                          the Russell 3000 Index, excluding the
                                                          largest 100 such companies.
American Century VP                Y             Y        Long-term capital growth. Analytical     American Century
Ultra(R), Class II                                        research tools and techniques are used   Investment Management,
                                                          to identify the stocks of larger-sized   Inc.
                                                          companies that appear to have the best
                                                          opportunity of sustaining long-term
                                                          above average growth.
American Century VP Value,         Y             Y        Long-term capital growth, with income    American Century
Class II                                                  as a secondary objective. Invests        Investment Management,
                                                          primarily in stocks of companies that    Inc.
                                                          management believes to be undervalued
                                                          at the time of purchase.
Columbia High Yield Fund,          Y             Y        Total return, consisting of a high       Columbia Management
Variable Series, Class B                                  level of income and capital              Advisors, LLC,
                                                          appreciation. Under normal               advisor; MacKay
                                                          circumstances, the Fund invests at       Shields LLC,
                                                          least 80% of net assets in domestic      subadviser.
                                                          and foreign corporate below investment
                                                          grade debt securities. These
                                                          securities generally will be, at the
                                                          time of purchase, rated BB or below by
                                                          Standard & Poor's Corporation (S&P) or
                                                          Fitch, rated "Ba" or below by Moody's,
                                                          or unrated but determined by the
                                                          Advisor to be of comparable quality.
                                                          The Fund invests primarily in domestic
                                                          corporate below investment grade
                                                          securities (including private
                                                          placements), U.S. dollar-denominated
                                                          foreign corporate below investment
                                                          grade securities (including private
                                                          placements), zero-coupon bonds and
                                                          U.S. Government obligations. The Fund
                                                          may invest up to 20% of net assets in
                                                          equity securities that may include
                                                          convertible securities. The Fund is
                                                          not managed to a specific duration.


--------------------------------------------------------------------------------
  20  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Columbia Marsico Growth            Y             Y        Long-term growth of capital. Under       Columbia Management
Fund, Variable Series, Class                              normal circumstances, the Fund invests   Advisors, LLC,
A                                                         primarily in equity securities of        adviser; Marsico
                                                          large-capitalization companies that      Capital Management,
                                                          have market capitalizations of $5        LLC, sub-adviser.
                                                          billion or more at the time of
                                                          purchase. The Fund generally holds a
                                                          core position of between 35 and 50
                                                          common stocks. It may hold up to 25%
                                                          of total assets in foreign securities,
                                                          including in emerging market
                                                          securities.
Columbia Marsico                   Y             Y        Long-term growth of capital. Under       Columbia Management
International Opportunities                               normal circumstances, the Fund invests   Advisors, LLC,
Fund, Variable Series, Class                              at least 65% of total assets in common   adviser; Marsico
B                                                         stocks of foreign companies. The Fund    Capital Management,
                                                          may invest in companies of any size      LLC, sub-adviser.
                                                          throughout the world that are selected
                                                          for their long-term growth potential.
                                                          The Fund normally invests in issuers
                                                          from at least three different
                                                          countries not including the United
                                                          States. The Fund may invest in common
                                                          stocks of companies operating in or
                                                          economically tied to emerging markets
                                                          countries. Some issuers or securities
                                                          in the Fund's portfolio may be based
                                                          in or economically tied to the United
                                                          States.
Columbia Small Cap Value           Y             Y        Long-term capital appreciation. Under    Columbia Management
Fund, Variable Series, Class                              normal circumstances, the Fund invests   Advisors, LLC
B                                                         at least 80% of net assets in equity
                                                          securities of companies that have
                                                          market capitalizations in the range of
                                                          companies in the Russell 2000 Index at
                                                          the time of purchase that the Advisor
                                                          believes are undervalued and have the
                                                          potential for long-term growth. The
                                                          Fund may invest up to 20% of total
                                                          assets in foreign securities. The Fund
                                                          may also invest in real estate
                                                          investment trusts.


--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   21

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Credit Suisse Trust -              Y             Y        Total Return. Invests in                 Credit Suisse Asset
Commodity Return Strategy                                 commodity-linked derivative              Management, LLC
Portfolio                                                 instruments backed and fixed-
                                                          income securities. The portfolio
                                                          invests in commodity-linked derivative
                                                          instruments, such as commodity-linked
                                                          notes, swap agreements, commodity
                                                          options, futures and options on
                                                          futures that provide exposure to the
                                                          investment returns of the commodities
                                                          markets without investing directly in
                                                          physical commodities. The portfolio
                                                          invests all of its assets in
                                                          commodity-linked derivative
                                                          instruments, such as structured notes
                                                          and swaps, and fixed-income
                                                          securities, subject to applicable IRS
                                                          limits. The portfolio may also gain
                                                          exposure to commodity markets by
                                                          investing in the Credit Suisse Cayman
                                                          Commodity Fund II, a wholly owned
                                                          subsidiary of the Portfolio formed in
                                                          the Cayman Island.
Dreyfus Investment                 N             Y        Investment results greater than the      The Dreyfus
Portfolios MidCap Stock                                   total return performance of publicly     Corporation
Portfolio, Service Shares                                 traded common stocks of medium-sized
                                                          domestic companies in the aggregate,
                                                          as represented by the Standard &
                                                          Poor's Midcap 400 Index. The portfolio
                                                          normally invests at least 80% of its
                                                          assets in stocks of mid-size
                                                          companies. The portfolio invests in
                                                          growth and value stocks, which are
                                                          chosen through a disciplined
                                                          investment process that combines
                                                          computer modeling techniques,
                                                          fundamental analysis and risk
                                                          management. Consistency of returns
                                                          compared to the S&P 400 is a primary
                                                          goal of the investment process. The
                                                          portfolio's stock investments may
                                                          include common stocks, preferred
                                                          stocks, convertible securities and
                                                          depository receipts, including those
                                                          issued in initial public offerings or
                                                          shortly thereafter.


--------------------------------------------------------------------------------
  22  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Dreyfus Variable Investment        N             Y        Long-term capital growth consistent      The Dreyfus
Fund Appreciation Portfolio,                              with the preservation of capital. Its    Corporation; Fayez
Service Shares                                            secondary goal is current income. To     Sarofim & Co.,
                                                          pursue these goals, the portfolio        sub-adviser.
                                                          normally invests at least 80% of its
                                                          assets in common stocks. The portfolio
                                                          focuses on "blue chip" companies with
                                                          total market capitalizations of more
                                                          than $5 billion at the time of
                                                          purchase, including multinational
                                                          companies. These established companies
                                                          have demonstrated sustained patterns
                                                          of profitability, strong balance
                                                          sheets, an expanding global presence
                                                          and the potential to achieve
                                                          predictable, above-average earnings
                                                          growth.
Dreyfus Variable Investment        Y             Y        Capital growth. To pursue this goal,     The Dreyfus
Fund International Equity                                 the portfolio primarily invests in       Corporation
Portfolio, Service Shares                                 growth stocks of foreign companies.
                                                          Normally, the portfolio invests at
                                                          least 80% of its assets in stocks,
                                                          including common stocks, preferred
                                                          stocks and convertible securities,
                                                          including those purchased in initial
                                                          public offering.
Dreyfus Variable Investment        Y             Y        Long-term capital growth. To pursue      The Dreyfus
Fund International Value                                  this goal, the portfolio normally        Corporation
Portfolio, Service Shares                                 invests at least 80% of its assets in
                                                          stocks. The portfolio ordinarily
                                                          invests most of its assets in
                                                          securities of foreign companies which
                                                          Dreyfus considers to be value
                                                          companies. The portfolio's stock
                                                          investments may include common stocks,
                                                          preferred stocks and convertible
                                                          securities, including those purchased
                                                          in initial public offerings or shortly
                                                          thereafter. The portfolio may invest
                                                          in companies of any size. The
                                                          portfolio may also invest in companies
                                                          located in emerging markets.


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   23

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Eaton Vance VT Floating-Rate       Y             Y        High level of current income. The Fund   Eaton Vance Management
Income Fund                                               invests primarily in senior floating
                                                          rate loans ("Senior Loans"). Senior
                                                          Loans typically are of below
                                                          investment grade quality and have
                                                          below investment grade credit ratings,
                                                          which ratings are associated with
                                                          securities having high risk,
                                                          speculative characteristics. The Fund
                                                          invests at least 80% of its net assets
                                                          in income producing floating rate
                                                          loans and other floating rate debt
                                                          securities. The Fund may also purchase
                                                          investment grade fixed income debt
                                                          securities and money market
                                                          instruments. The Fund may invest up to
                                                          25% of its total assets in foreign
                                                          securities and may engage in certain
                                                          hedging transactions. The Fund may
                                                          purchase derivative instruments, such
                                                          as futures contracts and options
                                                          thereon, interest rate and credit
                                                          default swaps, credit linked notes and
                                                          currency hedging derivatives.
Fidelity(R) VIP                    Y             Y        Long-term capital appreciation.          Fidelity Management &
Contrafund(R) Portfolio                                   Normally invests primarily in common     Research Company
Service Class 2                                           stocks. Invests in securities of         (FMR), investment
                                                          companies whose value it believes is     manager; FMR U.K. and
                                                          not fully recognized by the public.      FMR Far East,
                                                          Invests in either "growth" stocks or     sub-advisers.
                                                          "value" stocks or both. The fund
                                                          invests in domestic and foreign
                                                          issuers.
Fidelity(R) VIP Growth             N             Y        Achieve capital appreciation. Normally   Fidelity Management &
Portfolio Service Class 2                                 invests primarily in common stocks.      Research Company
                                                          Invests in companies that it believes    (FMR), investment
                                                          have above-average growth potential      manager; FMR U.K., FMR
                                                          (stocks of these companies are often     Far East,
                                                          called "growth" stocks). The Fund        sub-advisers.
                                                          invests in domestic and foreign
                                                          issuers.
Fidelity(R) VIP Investment         Y             Y        High level of current income             Fidelity Management &
Grade Bond Portfolio Service                              consistent with the preservation of      Research Company
Class 2                                                   capital. Normally invests at least 80%   (FMR), investment
                                                          of assets in investment-grade debt       manager; FMR U.K., FMR
                                                          securities (those of medium and high     Far East,
                                                          quality) of all types and repurchase     sub-advisers.
                                                          agreements for those securities.
Fidelity(R) VIP Mid Cap            Y             Y        Long-term growth of capital. Normally    Fidelity Management &
Portfolio Service Class 2                                 invests primarily in common stocks.      Research Company
                                                          Normally invests at least 80% of         (FMR), investment
                                                          assets in securities of companies with   manager; FMR U.K., FMR
                                                          medium market capitalizations. May       Far East,
                                                          invest in companies with smaller or      sub-advisers.
                                                          larger market capitalizations. Invests
                                                          in domestic and foreign issuers. The
                                                          Fund invests in either "growth" or
                                                          "value" common stocks or both.


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  24  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Fidelity(R) VIP Overseas           Y             Y        Long-term growth of capital. Normally    Fidelity Management &
Portfolio Service Class 2                                 invests primarily in common stocks of    Research Company
                                                          foreign securities. Normally invests     (FMR), investment
                                                          at least 80% of assets in non-U.S.       manager; FMR U.K., FMR
                                                          securities.                              Far East, Fidelity
                                                                                                   International
                                                                                                   Investment Advisors
                                                                                                   (FIIA) and FIIA U.K.,
                                                                                                   sub-advisers.
FTVIPT Franklin Income             Y             Y        Maximize income while maintaining        Franklin Advisers,
Securities Fund - Class 2                                 prospects for capital appreciation.      Inc.
                                                          The Fund normally invests in both
                                                          equity and debt securities. The Fund
                                                          seeks income by investing in
                                                          corporate, foreign, and U.S. Treasury
                                                          bonds as well as stocks with dividend
                                                          yields the manager believes are
                                                          attractive.
FTVIPT Franklin Rising             N             Y        Long-term capital appreciation, with     Franklin Advisory
Dividends Securities                                      preservation of capital as an            Services, LLC
Fund - Class 2                                            important consideration. The Fund
                                                          normally invests at least 80% of its
                                                          net assets in investments of companies
                                                          that have paid rising dividends, and
                                                          normally invests predominantly in
                                                          equity securities.
FTVIPT Franklin Small-Mid          N             Y        Long-term capital growth. The Fund       Franklin Advisers,
Cap Growth Securities                                     normally invests at least 80% of its     Inc.
Fund - Class 2                                            net assets in investments of small
                                                          capitalization and mid capitalization
                                                          companies and normally invests
                                                          predominantly in equity securities.
FTVIPT Mutual Shares               N             Y        Capital appreciation, with income as a   Franklin Mutual
Securities Fund - Class 2                                 secondary goal. The Fund normally        Advisers, LLC
                                                          invests primarily in equity securities
                                                          of companies that the manager believes
                                                          are undervalued. The Fund also
                                                          invests, to a lesser extent in risk
                                                          arbitrage securities and distressed
                                                          companies.
FTVIPT Templeton Global            Y             Y        High current income consistent with      Franklin Advisers,
Income Securities                                         preservation of capital, with capital    Inc.
Fund - Class 2                                            appreciation as a secondary
                                                          consideration. The Fund normally
                                                          invests mainly in debt securities of
                                                          governments and their political
                                                          subdivisions and agencies,
                                                          supranational organizations and
                                                          companies located anywhere in the
                                                          world, including emerging markets.


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   25

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
FTVIPT Templeton Growth            Y             Y        Long-term capital growth. The Fund       Templeton Global
Securities Fund - Class 2                                 normally invests primarily in equity     Advisors Limited,
                                                          securities of companies located          adviser; Templeton
                                                          anywhere in the world, including those   Asset Management Ltd.,
                                                          in the U.S. and in emerging markets.     subadviser.
Goldman Sachs VIT Mid Cap          Y             Y        Long-term capital appreciation. The      Goldman Sachs Asset
Value Fund - Institutional                                Fund invests, under normal               Management, L.P.
Shares                                                    circumstances, at least 80% of its net
                                                          assets plus any borrowings for
                                                          investment purposes (measured at time
                                                          of purchase) ("Net Assets") in a
                                                          diversified portfolio of equity
                                                          investments in mid-cap issuers with
                                                          public stock market capitalizations
                                                          (based upon shares available for
                                                          trading on an unrestricted basis)
                                                          within the range of the market
                                                          capitalization of companies
                                                          constituting the Russell Midcap(R)
                                                          Value Index at the time of investment.
                                                          If the market capitalization of a
                                                          company held by the Fund moves outside
                                                          this range, the Fund may, but is not
                                                          required to, sell the securities. The
                                                          capitalization range of the Russell
                                                          Midcap(R) Value Index is currently
                                                          between $1.1 billion and $21 billion.
                                                          Although the Fund will invest
                                                          primarily in publicly traded U.S.
                                                          securities, it may invest up to 25% of
                                                          its Net Assets in foreign securities,
                                                          including securities of issuers in
                                                          countries with emerging markets or
                                                          economies ("emerging countries") and
                                                          securities quoted in foreign
                                                          currencies. The Fund may invest in the
                                                          aggregate up to 20% of its Net Assets
                                                          in companies with public stock market
                                                          capitalizations outside the range of
                                                          companies constituting the Russell
                                                          Midcap(R) Value Index at the time of
                                                          investment and in fixed-income
                                                          securities, such as government,
                                                          corporate and bank debt obligations.


--------------------------------------------------------------------------------
  26  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Goldman Sachs VIT Structured       Y             Y        Long-term growth of capital and          Goldman Sachs Asset
U.S. Equity                                               dividend income. The Fund invests,       Management, L.P.
Fund - Institutional Shares                               under normal circumstances, at least
                                                          80% of its net assets plus any
                                                          borrowings for investment purposes
                                                          (measured at the time of purchase)
                                                          ("Net Assets") in a diversified
                                                          portfolio of equity investments in
                                                          U.S. issuers, including foreign
                                                          companies that are traded in the
                                                          United States. However, it is
                                                          currently anticipated that, under
                                                          normal circumstances, the Fund will
                                                          invest at least 95% of its Net Assets
                                                          in such equity investments. The Fund's
                                                          investments are selected using a
                                                          variety of quantitative techniques,
                                                          derived from fundamental research
                                                          including but not limited to
                                                          valuation, momentum, profitability and
                                                          earnings quality, in seeking to
                                                          maximize the Fund's expected returns.
                                                          The Fund maintains risk, style,
                                                          capitalization and industry
                                                          characteristics similar to the S&P 500
                                                          Index. The S&P 500 Index is an index
                                                          of large-cap stocks designed to
                                                          reflect a broad representation of the
                                                          U.S. economy. The Fund seeks to
                                                          maximize expected return while
                                                          maintaining these and other
                                                          characteristics similar to the
                                                          benchmark. The Fund is not required to
                                                          limit its investments to securities in
                                                          the S&P 500 Index.
Janus Aspen Series Large Cap       Y             Y        Long-term growth of capital in a         Janus Capital
Growth Portfolio: Service                                 manner consistent with the               Management LLC
Shares                                                    preservation of capital. Invests under
                                                          normal circumstances at least 80% of
                                                          its net assets in common stocks of
                                                          large-sized companies. Large-sized
                                                          companies are those whose market
                                                          capitalization falls within the range
                                                          of companies in the Russell 1000(R)
                                                          Index at the time of purchase.
Legg Mason Partners Variable       Y             Y        Long-term growth of capital. Under       Legg Mason Partners
Small Cap Growth Portfolio,                               normal circumstances, the fund invests   Fund Advisor, LLC,
Class I                                                   at least 80% of its net assets in        adviser; ClearBridge
                                                          equity securities of companies with      Advisors, LLC,
                                                          small market capitalizations and         sub-adviser.
                                                          related investments.


--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   27

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
MFS(R) New Discovery               N             Y        Capital appreciation. Invests in         MFS Investment
Series - Service Class                                    stocks of companies MFS believes to      Management(R)
                                                          have above average earnings growth
                                                          potential compared to other companies
                                                          (growth companies). Growth companies
                                                          tend to have stock prices that are
                                                          high relative to their earnings,
                                                          dividends, book value, or other
                                                          financial measures. The Fund generally
                                                          focuses on companies with small
                                                          capitalizations.
MFS(R) Total Return                Y             Y        Total return. Invests primarily in       MFS Investment
Series - Service Class                                    equity and fixed income securities.      Management(R)
                                                          MFS invests between 40% and 75% of the
                                                          fund's net assets in equity securities
                                                          and at least 25% of the fund's total
                                                          assets in fixed-income senior
                                                          securities.
MFS(R) Utilities Series -          Y             Y        Total return. Normally invests at        MFS Investment
Service Class                                             least 80% of the fund's net assets in    Management(R)
                                                          securities of issuers in the utilities
                                                          industry. The Fund's assets may be
                                                          invested in companies of any size.
Oppenheimer Capital                Y             Y        Capital appreciation by investing in     OppenheimerFunds, Inc.
Appreciation Fund/VA,                                     securities of well-known, established
Service Shares                                            companies.
Oppenheimer Global                 Y             Y        Long-term capital appreciation.          OppenheimerFunds, Inc.
Securities Fund/VA, Service                               Invests mainly in common stocks of
Shares                                                    U.S. and foreign issuers that are
                                                          "growth-type" companies, cyclical
                                                          industries and special situations that
                                                          are considered to have appreciation
                                                          possibilities.
Oppenheimer Main Street            Y             Y        Capital appreciation. Invests mainly     OppenheimerFunds, Inc.
Small Cap Fund/VA, Service                                in common stocks of
Shares                                                    small-capitalization U.S. companies
                                                          that the fund's investment manager
                                                          believes have favorable business
                                                          trends or prospects.
Oppenheimer Strategic Bond         Y             Y        High level of current income             OppenheimerFunds, Inc.
Fund/VA, Service Shares                                   principally derived from interest on
                                                          debt securities. Invests mainly in
                                                          three market sectors: debt securities
                                                          of foreign governments and companies,
                                                          U.S. government securities and
                                                          lower-rated high yield securities of
                                                          U.S. and foreign companies.


--------------------------------------------------------------------------------
  28  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
PIMCO VIT All Asset                Y             Y        Maximum real return consistent with      Pacific Investment
Portfolio, Advisor Share                                  preservation of real capital and         Management Company LLC
Class                                                     prudent investment management period.
                                                          The Portfolio seeks to achieve its
                                                          investment objective by investing
                                                          under normal circumstances
                                                          substantially all of its assets in
                                                          Institutional Class shares of the
                                                          PIMCO Funds, an affiliated open-end
                                                          investment company, except the All
                                                          Asset and All Asset All Authority
                                                          Funds ("Underlying Funds"). Though it
                                                          is anticipated that the Portfolio will
                                                          not currently invest in the European
                                                          StockPLUS(R) TR Strategy, Far East
                                                          (ex-Japan) StocksPLUS(R) TR Strategy,
                                                          Japanese StocksPLUS(R) TR Strategy,
                                                          StocksPLUS(R) Municipal-Backed and
                                                          StocksPLUS(R) TR Short Strategy Funds,
                                                          the Portfolio may invest in these
                                                          Funds in the future, without
                                                          shareholder approval, at the
                                                          discretion of the Portfolio's asset
                                                          allocation sub-adviser.

Putnam VT Health Sciences          N             Y        Capital appreciation. The fund pursues   Putnam Investment
Fund - Class IB Shares                                    its goal by investing mainly in common   Management, LLC
                                                          stocks of companies in the health
                                                          sciences industries, with a focus on
                                                          growth stocks. Under normal
                                                          circumstances, the fund invests at
                                                          least 80% of its net assets in
                                                          securities of (a) companies that
                                                          derive at least 50% of their assets,
                                                          revenues or profits from the
                                                          pharmaceutical, health care services,
                                                          applied research and development and
                                                          medical equipment and supplies
                                                          industries, or (b) companies Putnam
                                                          Management thinks have the potential
                                                          for growth as a result of their
                                                          particular products, technology,
                                                          patents or other market advantages in
                                                          the health sciences industries.

Putnam VT International            N             Y        Capital appreciation. The fund pursues   Putnam Investment
Equity Fund - Class IB                                    its goal by investing mainly in common   Management, LLC
Shares                                                    stocks of companies outside the United
                                                          States that Putnam Management believes
                                                          have favorable investment potential.
                                                          Under normal circumstances, the fund
                                                          invests at least 80% of its net assets
                                                          in equity investments.

Putnam VT Small Cap Value          N             Y        Capital appreciation. The fund pursues   Putnam Investment
Fund - Class IB Shares                                    its goal by investing mainly in common   Management, LLC
                                                          stocks of U.S. companies, with a focus
                                                          on value stocks. Under normal
                                                          circumstances, the fund invests at
                                                          least 80% of its net assets in small
                                                          companies of a size similar to those
                                                          in the Russell 2000 Value Index.


--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   29

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Putnam VT Vista Fund - Class       N             Y        Capital appreciation. The fund pursues   Putnam Investment
IB Shares                                                 its goal by investing mainly in common   Management, LLC
                                                          stocks of U.S. companies, with a focus
                                                          on growth stocks.

RVST RiverSource Partners          Y             Y        Long-term capital growth. The Fund's     RiverSource
Variable                                                  assets are primarily invested in         Investments, LLC,
Portfolio - Fundamental                                   equity securities of U.S. companies.     adviser; Davis
Value Fund (previously                                    Under normal market conditions, the      Selected Advisers,
RiverSource Variable                                      Fund's assets will be invested           L.P., subadviser.
Portfolio - Fundamental                                   primarily in companies with market
Value Fund)                                               capitalizations of at least $5 billion
                                                          at the time of the Fund's investment.
                                                          The Fund may invest up to 25% of its
                                                          net assets in foreign investments.

RVST RiverSource Partners          Y             Y        Long-term growth of capital. Invests     RiverSource
Variable Portfolio - Select                               primarily in equity securities of mid    Investments, LLC,
Value Fund (previously                                    cap companies as well as companies       adviser; Systematic
RiverSource Variable                                      with larger and smaller market           Financial Management,
Portfolio - Select Value                                  capitalizations. The Fund considers      L.P. and WEDGE Capital
Fund)                                                     mid-cap companies to be either those     Management L.L.P.,
                                                          with a market capitalization of up to    sub-advisers.
                                                          $15 billion or those whose market
                                                          capitalization falls within range of
                                                          the Russell Midcap(R) Value Index.

RVST RiverSource Partners          Y             Y        Long-term capital appreciation. Under    RiverSource
Variable Portfolio - Small                                normal market conditions, at least 80%   Investments, LLC,
Cap Value Fund (previously                                of the Fund's net assets will be         adviser; River Road
RiverSource Variable                                      invested in small cap companies with     Asset Management, LLC,
Portfolio - Small Cap Value                               market capitalization, at the time of    Donald Smith & Co.,
Fund)                                                     investment, of up to $2.5 billion or     Inc., Franklin
                                                          that fall within the range of the        Portfolio Associates
                                                          Russell 2000(R) Value Index. The Fund    LLC, Barrow, Hanley,
                                                          may invest up to 25% of its net assets   Mewhinney & Strauss,
                                                          in foreign investments.                  Inc. and Denver
                                                                                                   Investment Advisors
                                                                                                   LLC, subadvisers.

RVST RiverSource Variable          Y             Y        Maximum current income consistent with   RiverSource
Portfolio - Cash Management                               liquidity and stability of principal.    Investments, LLC
Fund                                                      Invests primarily in money market
                                                          instruments, such as marketable debt
                                                          obligations issued by corporations or
                                                          the U.S. government or its agencies,
                                                          bank certificates of deposit, bankers'
                                                          acceptances, letters of credit, and
                                                          commercial paper, including
                                                          asset-backed commercial paper.


--------------------------------------------------------------------------------
  30  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
RVST RiverSource Variable          Y             Y        High level of current income while       RiverSource
Portfolio - Diversified Bond                              attempting to conserve the value of      Investments, LLC
Fund                                                      the investment for the longest period
                                                          of time. Under normal market
                                                          conditions, the Fund invests at least
                                                          80% of its net assets in bonds and
                                                          other debt securities. At least 50% of
                                                          the Fund's net assets will be invested
                                                          in securities like those included in
                                                          the Lehman Brothers Aggregate Bond
                                                          Index (Index), which are investment
                                                          grade and denominated in U.S. dollars.
                                                          The Index includes securities issued
                                                          by the U.S. government, corporate
                                                          bonds, and mortgage- and asset-backed
                                                          securities. Although the Fund
                                                          emphasizes high- and medium-quality
                                                          debt securities, it will assume some
                                                          credit risk to achieve higher yield
                                                          and/or capital appreciation by buying
                                                          lower-quality (junk) bonds. The Fund
                                                          may invest up to 25% of its net assets
                                                          in foreign investments, which may
                                                          include instruments in emerging
                                                          markets.

RVST RiverSource Variable          Y             Y        High level of current income and, as a   RiverSource
Portfolio - Diversified                                   secondary goal, steady growth of         Investments, LLC
Equity Income                                             capital. Under normal market
Fund                                                      conditions, the Fund invests at least
                                                          80% of its net assets in
                                                          dividend-paying common and preferred
                                                          stocks. The Fund may invest up to 25%
                                                          of its net assets in foreign
                                                          investments.

RVST RiverSource Variable          Y             Y        Total return that exceeds the rate of    RiverSource
Portfolio - Global Inflation                              inflation over the long-term.            Investments, LLC
Protected Securities Fund                                 Non-diversified mutual fund that,
                                                          under normal market conditions,
                                                          invests at least 80% of its net assets
                                                          in inflation-protected debt
                                                          securities. These securities include
                                                          inflation-indexed bonds of varying
                                                          maturities issued by U.S. and foreign
                                                          governments, their agencies or
                                                          instrumentalities, and corporations.

RVST RiverSource Variable          Y             Y        Long-term capital growth. Invests        RiverSource
Portfolio - Growth Fund                                   primarily in common stocks and           Investments, LLC
                                                          securities convertible into common
                                                          stocks that appear to offer growth
                                                          opportunities. These growth
                                                          opportunities could result from new
                                                          management, market developments, or
                                                          technological superiority. The Fund
                                                          may invest up to 25% of its net assets
                                                          in foreign investments.


--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   31

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
RVST RiverSource Variable          Y             Y        High current income, with capital        RiverSource
Portfolio - High Yield Bond                               growth as a secondary objective. Under   Investments, LLC
Fund                                                      normal market conditions, the Fund
                                                          invests at least 80% of its net assets
                                                          in high-yield debt instruments
                                                          (commonly referred to as "junk")
                                                          including corporate debt securities as
                                                          well as bank loans rated below
                                                          investment grade by a nationally
                                                          recognized statistical rating
                                                          organization, or if unrated,
                                                          determined to be of comparable
                                                          quality. Up to 25% of the Fund may be
                                                          invested in high yield debt
                                                          instruments of foreign issuers.

RVST RiverSource Variable          Y             Y        High total return through current        RiverSource
Portfolio - Income                                        income and capital appreciation. Under   Investments, LLC
Opportunities Fund                                        normal market conditions, the Fund
                                                          invests primarily in income-producing
                                                          debt securities with an emphasis on
                                                          the higher rated segment of the
                                                          high-yield (junk bond) market. These
                                                          income-producing debt securities
                                                          include corporate debt securities as
                                                          well as bank loans. The Fund will
                                                          purchase only securities rated B or
                                                          above, or unrated securities believed
                                                          to be of the same quality. If a
                                                          security falls below a B rating, the
                                                          Fund may continue to hold the
                                                          security. Up to 25% of the Fund may be
                                                          in foreign investments.

RVST RiverSource Variable          Y             Y        Capital appreciation. Under normal       RiverSource
Portfolio - Large Cap Equity                              market conditions, the Fund invests at   Investments, LLC
Fund                                                      least 80% of its net assets in equity
                                                          securities of companies with market
                                                          capitalization greater than $5 billion
                                                          at the time of purchase. The Fund may
                                                          invest up to 25% of its net assets in
                                                          foreign investments.

RVST RiverSource Variable          N             Y        Growth of capital. Under normal market   RiverSource
Portfolio - Mid Cap Growth                                conditions, the Fund invests at least    Investments, LLC
Fund                                                      80% of its net assets at the time of
                                                          purchase in equity securities of mid
                                                          capitalization companies. The
                                                          investment manager defines mid-cap
                                                          companies as those whose market
                                                          capitalization (number of shares
                                                          outstanding multiplied by the share
                                                          price) falls within the range of the
                                                          Russell Midcap(R) Growth Index.


--------------------------------------------------------------------------------
  32  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
RVST RiverSource Variable          Y             Y        Long-term growth of capital. Under       RiverSource
Portfolio - Mid Cap Value                                 normal circumstances, the Fund invests   Investments, LLC
Fund                                                      at least 80% of its net assets
                                                          (including the amount of any
                                                          borrowings for investment purposes) in
                                                          equity securities of medium-sized
                                                          companies. Medium-sized companies are
                                                          those whose market capitalizations at
                                                          the time of purchase fall within the
                                                          range of the Russell Midcap(R) Value
                                                          Index. The Fund may invest up to 25%
                                                          of its net assets in foreign
                                                          investments.

RVST RiverSource Variable          Y             Y        Long-term capital appreciation. The      RiverSource
Portfolio - S&P 500 Index                                 Fund seeks to provide investment         Investments, LLC
Fund                                                      results that correspond to the total
                                                          return (the combination of
                                                          appreciation and income) of
                                                          large-capitalization stocks of U.S.
                                                          companies. The Fund invests in common
                                                          stocks included in the Standard &
                                                          Poor's 500 Composite Stock Price Index
                                                          (S&P 500). The S&P 500 is made up
                                                          primarily of large-capitalization
                                                          companies that represent a broad
                                                          spectrum of the U.S. economy.

RVST RiverSource Variable          Y             Y        High level of current income and         RiverSource
Portfolio - Short Duration                                safety of principal consistent with      Investments, LLC
U.S. Government Fund                                      investment in U.S. government and
                                                          government agency securities. Under
                                                          normal market conditions, at least 80%
                                                          of the Fund's net assets are invested
                                                          in securities issued or guaranteed as
                                                          to principal and interest by the U.S.
                                                          government, its agencies or
                                                          instrumentalities.

RVST Threadneedle Variable         Y             Y        Long-term capital growth. The Fund's     RiverSource
Portfolio - Emerging Markets                              assets are primarily invested in         Investments, LLC,
Fund (previously RiverSource                              equity securities of emerging market     adviser; Threadneedle
Variable Portfolio -                                      companies. Under normal market           International Limited,
Emerging Markets Fund)                                    conditions, at least 80% of the Fund's   an indirect wholly-
                                                          net assets will be invested in           owned subsidiary of
                                                          securities of companies that are         Ameriprise Financial,
                                                          located in emerging market countries,    sub-adviser.
                                                          or that earn 50% or more of their
                                                          total revenues from goods and services
                                                          produced in emerging market countries
                                                          or from sales made in emerging market
                                                          countries.

RVST Threadneedle Variable         Y             Y        Capital appreciation. Invests            RiverSource
Portfolio - International                                 primarily in equity securities of        Investments, LLC,
Opportunity Fund (previously                              foreign issuers that are believed to     adviser; Threadneedle
RiverSource Variable                                      offer strong growth potential. The       International Limited,
Portfolio - International                                 Fund may invest in developed and in      an indirect wholly-
Opportunity Fund)                                         emerging markets.                        owned subsidiary of
                                                                                                   Ameriprise Financial,
                                                                                                   sub-adviser.


--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   33

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Van Kampen Life Investment         Y             Y        Capital growth and income through        Van Kampen Asset
Trust Comstock Portfolio,                                 investments in equity securities,        Management
Class II Shares                                           including common stocks, preferred
                                                          stocks and securities convertible into
                                                          common and preferred stocks. The
                                                          Portfolio emphasizes value style of
                                                          investing seeking well-established,
                                                          undervalued companies believed by the
                                                          Portfolio's investment adviser to
                                                          posses the potential for capital
                                                          growth and income.

Van Kampen UIF Global Real         Y             Y        Current income and capital               Morgan Stanley
Estate Portfolio, Class II                                appreciation. Invests primarily in       Investment Management
Shares                                                    equity securities of companies in the    Inc., doing business
                                                          real estate industry located             as Van Kampen,
                                                          throughout the world, including real     adviser; Morgan
                                                          estate operating companies, real         Stanley Investment
                                                          estate investment trusts and similar     Management Limited and
                                                          entities established outside the U.S.    Morgan Stanley
                                                          (foreign real estate companies).         Investment Management
                                                                                                   Company, sub-advisers.

Van Kampen UIF Mid Cap             Y             Y        Long-term capital growth. Invests        Morgan Stanley
Growth Portfolio, Class II                                primarily in growth-oriented equity      Investment Management
Shares                                                    securities of U.S. mid cap companies     Inc., doing business
                                                          and foreign companies, including         as Van Kampen.
                                                          emerging market securities.

Van Kampen UIF U.S. Real           N             Y        Above-average current income and         Morgan Stanley
Estate Portfolio, Class II                                long-term capital appreciation by        Investment Management
Shares                                                    investing primarily in equity            Inc., doing business
                                                          securities of companies in the U.S.      as Van Kampen.
                                                          real estate industry, including real
                                                          estate investment trusts.
                                                          Non-diversified Portfolio that invests
                                                          primarily in equity securities of
                                                          companies in the U.S. real estate
                                                          industry, including real estate
                                                          investment trusts.


--------------------------------------------------------------------------------
  34  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Wanger International               Y             Y        Long-term growth of capital. Invests     Columbia Wanger Asset
Small Cap                                                 primarily in stocks of companies based   Management, L.P.
Effective June 1, 2008, the                               outside the U.S. with market
Fund will change its name to                              capitalizations of less than $5
Wanger International.                                     billion at time of initial purchase.
                                                          Effective June 1, 2008:
                                                          Long-term growth of capital. Under
                                                          normal market circumstances, the Fund
                                                          invests a majority of its net assets
                                                          in small- and mid-sized companies with
                                                          market capitalizations under $5
                                                          billion at the time of investment.
                                                          However, if the Fund's investments in
                                                          such companies represent less than a
                                                          majority of its net assets, the Fund
                                                          may continue to hold and to make
                                                          additional investments in an existing
                                                          company in its portfolio even if that
                                                          company's capitalization has grown to
                                                          exceed $5 billion. Except as noted
                                                          above, under normal market
                                                          circumstances, the Fund may invest in
                                                          other companies with market
                                                          capitalizations above $5 billion,
                                                          provided that immediately after that
                                                          investment a majority of its net
                                                          assets would be invested in companies
                                                          with market capitalizations under $5
                                                          billion.

Wanger U.S. Smaller                Y             Y        Long-term growth of capital. Invests     Columbia Wanger Asset
Companies                                                 primarily in stocks of small- and        Management, L.P.
Effective June 1, 2008, the                               medium-size U.S. companies with market
Fund will change its name to                              capitalizations of less than $5
Wanger USA.                                               billion at time of initial purchase.
                                                          Effective June 1, 2008:
                                                          Long-term growth of capital. Under
                                                          normal market circumstances, the Fund
                                                          invests a majority of its net assets
                                                          in small- and mid-sized companies with
                                                          market capitalizations under $5
                                                          billion at the time of investment.
                                                          However, if the Fund's investments in
                                                          such companies represent less than a
                                                          majority of its net assets, the Fund
                                                          may continue to hold and to make
                                                          additional investments in an existing
                                                          company in its portfolio even if that
                                                          company's capitalization has grown to
                                                          exceed $5 billion. Except as noted
                                                          above, under normal market
                                                          circumstances, the Fund may invest in
                                                          other companies with market
                                                          capitalizations above $5 billion,
                                                          provided that immediately after that
                                                          investment a majority of its net
                                                          assets would be invested in companies
                                                          with market capitalizations under $5
                                                          billion.



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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   35

GUARANTEE PERIOD ACCOUNTS (GPAS)


The GPAs may not be available in some states.


Currently, unless an asset allocation program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.


We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(R) rider, the Guarantor(R) Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We

--------------------------------------------------------------------------------
  36 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

- automatic rebalancing under any Portfolio Navigator asset allocation model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new Portfolio Navigator model portfolio;

- amounts applied to an annuity payout plan while a Portfolio Navigator model portfolio containing one or more GPAs is in effect;

- reallocation of your contract value according to an updated Portfolio Navigator model portfolio;

- amounts withdrawn for fees and charges; and

- amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

            IF YOUR GPA RATE IS:               THE MVA IS:
 Less than the new GPA rate + 0.10%             Negative
 Equal to the new GPA rate + 0.10%              Zero
 Greater than the new GPA rate + 0.10%          Positive

For examples, see Appendix A.

THE FIXED ACCOUNT

The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT

Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").

DCA FIXED ACCOUNT (APPLIES TO CONTRACTS ISSUED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)

You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   37

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. We reserve the right to declare different annual effective rates:

- for the DCA fixed account and the one-year fixed account;

- for the DCA fixed accounts with terms of differing length;

- for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account;

- for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

- for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the DCA fixed account for a six month term;

- the DCA fixed account for a twelve month term;

- the Portfolio Navigator model portfolio in effect;

- if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

- to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

- to the Portfolio Navigator model portfolio then in effect;

- if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a model portfolio and you change to a different model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.

If your contract permits, and you discontinue your participation in an asset allocation model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the asset allocation model portfolio in effect, or if no asset allocation model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

--------------------------------------------------------------------------------
  38  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT


Your investment professional will help you complete and submit an application and send it along with your initial purchase payment to our corporate office. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you apply, you may select (if available in your state):

- GPAs, the one-year fixed account, the DCA fixed account and/or subaccounts in which you want to invest;

- how you want to make purchase payments;

- the length of the withdrawal charge schedule (5 or 7 years from our receipt of each purchase payment);

- a beneficiary;

- the optional Portfolio Navigator asset allocation program(1); and

- one of the following Death Benefits:

  - ROP Death Benefit;


  - MAV Death Benefit;


  - 5% Accumulation Death Benefit(2); or

  - Enhanced Death Benefit(2).

In addition, you may also select (if available in your state):

EITHER OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):


- Accumulation Protector Benefit(R) rider



- SecureSource(SM) rider


EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:


- Benefit Protector(R) Death Benefit rider(3)



- Benefit Protector(R) Plus Death Benefit rider(3)



(1)  There is no additional charge for this feature.


(2) The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(R) and Benefit Protector(R) Plus Death Benefit riders.


(3) Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.


The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.


If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the GPAs, one-year fixed account, the DCA fixed account and subaccounts you selected within two business days after we receive it at our corporate office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   39

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1) Applies to contracts purchased on or after May 1, 2006 in most states. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.

BENEFICIARY


We will pay the death benefits to your named beneficiary if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiarys completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)



If you select the SecureSource(SM) - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.


PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM INITIAL PURCHASE PAYMENT


  $10,000


MINIMUM ADDITIONAL PURCHASE PAYMENTS


  $50 for SIPs


  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*


  $1,000,000



* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(R) or the Guarantor(R) Withdrawal Benefit. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector

     Benefit(R) rider.

--------------------------------------------------------------------------------
  40  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

As of May 1, 2006, we no longer offer purchase payment credits in most states. Purchase payment credits are available if you:

- purchased a contract with the seven-year withdrawal charge schedule before May 1, 2006; or

- purchase(d) a contract with the seven-year withdrawal charge schedule on or after May 1, 2006 in a state where purchase payment credits are/were still available at the time you purchase(d) your contract.

See Appendix I for a description of the purchase payment credits that apply to your policy.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers,withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.


The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   41

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE

                                                                QUALIFIED ANNUITIES                       NONQUALIFIED ANNUITIES
 ROP Death Benefit                                                     0.90%                                       1.05%
 MAV Death Benefit                                                     1.10                                        1.25
 5% Accumulation Death Benefit                                         1.25                                        1.40
 Enhanced Death Benefit                                                1.30                                        1.45

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS

                                                                QUALIFIED ANNUITIES                       NONQUALIFIED ANNUITIES
 ROP Death Benefit                                                     1.00%                                       1.15%
 MAV Death Benefit                                                     1.20                                        1.35
 5% Accumulation Death Benefit                                         1.35                                        1.50
 Enhanced Death Benefit                                                1.40                                        1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

 ROP Death Benefit                                                     1.20%                                       1.35%
 MAV Death Benefit                                                     1.40                                        1.55
 5% Accumulation Death Benefit                                         1.55                                        1.70
 Enhanced Death Benefit                                                1.60                                        1.75


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years from our receipt of each purchase payment, depending on which withdrawal charge schedule you select when you purchase the contract (see "Expense Summary").


You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(R) rider or the Guarantor(SM) Withdrawal Benefit rider:



CONTRACTS WITHOUT SECURESOURCE(SM) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER OR GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER


The TFA is the greater of:

- 10% of the contract value on the prior contract anniversary(1); or

- current contract earnings.

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  42  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

CONTRACTS WITH SECURESOURCE(SM) RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.


CONTRACTS WITH GUARANTOR(R) WITHDRAWAL BENEFIT RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the Remaining Benefit Payment.

(1) We consider your initial purchase payment and any purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the guarantee period accounts may also be subject to a market value adjustment (see "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.



Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.


For an example, see Appendix B.

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;


- if you elected the SecureSource(SM) rider or Guarantor Withdrawal Benefit for Life(R) rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;



- if you elected the Guarantor(R) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   43

- required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

- contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period;* and

- death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Appendix I -- Purchase Payment Credits for Eligible Contracts.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on your contract option and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED


ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE


We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Accumulation Protector Benefit(R) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently, the Accumulation Protector Benefit(R) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit(R) rider charge will not exceed a maximum of 1.75%.



We will not change the Accumulation Protector Benefit(R) rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge.

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  44  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

SECURESOURCE(SM) RIDER FEE

We charge an annual fee based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:


- SecureSource(SM) - Single Life rider, 0.65%;



- SecureSource(SM) - Joint Life rider, 0.85%.


We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the SecureSource(SM) rider, you may not cancel it and the fee will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.



Currently the SecureSource(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The SecureSource(SM) - Single Life rider charge will not exceed a maximum charge of 1.50%. The SecureSource(SM) - Joint Life rider charge will not exceed a maximum charge of 1.75%.


We will not change the SecureSource(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the SecureSource(SM) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED



GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE(1)


We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor Withdrawal Benefit for Life(R) rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   45
days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.


Currently the Guarantor Withdrawal Benefit for Life(R) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit for Life(R) rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor Withdrawal Benefit for Life(R) rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life(R) rider charge will not change until the end of the waiting period, when it will change to the charge that was in effect on the valuation date we received your last written request to exercise the elective annual step up or elect to change your Portfolio Navigator model portfolio;


(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

(1)  See Appendix K.



GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE(1)


We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor(R) Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor(R) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor(SM) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor(R) Withdrawal Benefit rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor(R) Withdrawal Benefit rider charge will not change until the third contract anniversary, when it will change to the charge that was in effect on the valuation date we received your last written request to exercise the elective step up or elect to change your Portfolio Navigator model portfolio;


(b) you choose the spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

(1)  See Appendix L.



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  46  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

INCOME ASSURER BENEFIT(R) RIDER FEE



We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(R) rider you select. There are three Income Assurer Benefit(R) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(R) riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) rider is as follows:



                                                                MAXIMUM                       CURRENT
 Income Assurer Benefit(R) - MAV                                 1.50%                         0.30%(1)
 Income Assurer Benefit(R) - 5% Accumulation Benefit Base        1.75                          0.60(1)
 Income Assurer Benefit(R) - Greater of MAV or 5%
 Accumulation Benefit Base                                       2.00                          0.65(1)



(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(R) - MAV -- 0.55%, Income Assurer Benefit(R) -- 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit
     Base -- 0.75%.



We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently the Income Assurer Benefit(R) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model portfolio but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(R) charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the charge and/or charge a separate charge for each model portfolio. If you choose to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.


OPTIONAL DEATH BENEFITS -- CURRENTLY OFFERED


BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS

We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs;

- plus any purchase payment credits allocated to the GPAs;

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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   47

- plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit(R) rider;


  - SecureSource(SM) rider;


  - Guarantor Withdrawal Benefit for Life(R) rider;



  - Guarantor(R) Withdrawal Benefit rider;



  - Income Assurer Benefit(R) rider;



  - Benefit Protector(R) rider; or



  - Benefit Protector(R) Plus rider.


THE FIXED ACCOUNT

THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT AND THE DCA FIXED ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

- the sum of your purchase payments allocated to the one-year fixed account and the DCA fixed account, and transfer amounts to the one-year fixed account;

- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit(R) rider;



  - SecureSource(SM) rider;



  - Guarantor Withdrawal Benefit for Life(R) rider;



  - Guarantor(R) Withdrawal Benefit rider;



  - Income Assurer Benefit(R) rider;



  - Benefit Protector(R) rider; or



  - Benefit Protector(R) Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

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  48  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the contract administrative charge; and

- the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit(R) rider;



  - SecureSource(SM) rider;



  - Guarantor Withdrawal Benefit for Life(R) rider;



  - Guarantor(R) Withdrawal Benefit rider;



  - Income Assurer Benefit(R) rider;



  - Benefit Protector(R) rider; or



  - Benefit Protector(R) Plus rider.


Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA or the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   49

HOW DOLLAR-COST AVERAGING WORKS


                                                                                                                      NUMBER
BY INVESTING AN EQUAL NUMBER                                      AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...                   MONTH                INVESTED                 UNIT VALUE                 PURCHASED
                                             Jan                   $100                      $20                       5.00
                                             Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price is low
....                           ARROW
                                             Mar                    100                       17                       5.88
                                             Apr                    100                       15                       6.67
                                             May                    100                       16                       6.25
                                             Jun                    100                       18                       5.56
                                             Jul                    100                       17                       5.88
and fewer units
when the per unit
market price is high ...      ARROW
                                             Aug                    100                       19                       5.26
                                             Sept                   100                       21                       4.76
                                             Oct                    100                       20                       5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program" below).

As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described in Appendix J for owners of all contracts purchased on or after May 1, 2006 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after May 1, 2006. The PN program is available for nonqualified annuities and for qualified annuities.


The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective, and may include certain GPAs and/or the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased on or after May 1, 2006 includes an optional Accumulation Protector Benefit(R) rider, SecureSource(SM) rider, Guarantor Withdrawal Benefit for Life(R) rider, Guarantor(R) Withdrawal Benefit rider or Income Assurer

--------------------------------------------------------------------------------
  50  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

Benefit(R) rider. If your contract does not include one of these riders, you also may elect to participate in the PN program. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.



SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at or before the time they enroll in the PN program.


Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.


We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential Conflicts of Interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.



POTENTIAL CONFLICT OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Series Trust and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Series Trust and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.



As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Series Trust and certain allocation options, we may have an incentive to identify the RiverSource Variable Series Trust funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust, monitors the performance of the RiverSource Variable Series Trust. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Series Trust. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may believe that certain RiverSource Variable Series Trust funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.



RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   51

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

- no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period
  Accounts -- Market Value Adjustment.")

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the model portfolio you have chosen.

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.


In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit(R) rider, SecureSource(SM) rider, Guarantor Withdrawal Benefit for Life(R) rider, Guarantor(R) Withdrawal Benefit rider or Income Assurer Benefit(R) rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes the SecureSource(SM) rider, we reserve the right to limit the number of model portfolio changes if required to comply with the written instructions of a Fund (see "Market


--------------------------------------------------------------------------------
  52  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

Timing"). If your contract includes the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(R) rider, we reserve the right to limit the number of model portfolios from which you can select, subject to state restrictions.


We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

- limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

- cancel required participation in the program after 30 days written notice;

- substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

- discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.


The investment advisory agreement will terminate automatically in the event that we are notified of a death which results in a death benefit becoming payable under the contract. In this case, your investment advisory relationship with RiverSource Investments and the notification of future reassessments will cease, but prior instructions provided by you in connection with your participation in the PN program will continue (e.g. rebalancing instructions provided to insurer).


RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT(R) RIDER, SECURESOURCE(SM) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER, GUARANTOR(R) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(R) RIDER



If you purchase the optional Accumulation Protector Benefit(R) rider, the optional SecureSource(SM) rider, the optional Guarantor Withdrawal Benefit for Life(R) rider, the optional Guarantor(R) Withdrawal Benefit rider or the optional Income Assurer Benefit(R) rider, you are required to participate in the PN program under the terms of each rider.



- ACCUMULATION PROTECTOR BENEFIT(R) RIDER: You cannot terminate the Accumulation Protector Benefit(R) rider. As long as the Accumulation Protector Benefit(R) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(R) rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.



- SECURESOURCE(SM) RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER: In those states where the SecureSource(SM) rider is not available, you may purchase the Guarantor Withdrawal Benefit for Life(R) rider if available in your state; see disclosure in Appendix K. The SecureSource(SM) rider and the Guarantor Withdrawal Benefit for Life(R) rider require that your contract value

--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   53
  be invested in one of the model portfolios for the life of the rider. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select. Because you cannot terminate the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(R) rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE SECURESOURCE(SM) RIDER OR THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- GUARANTOR(R) WITHDRAWAL BENEFIT RIDER: In those states where the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(R) rider is not available, you may purchase the Guarantor(R) Withdrawal Benefit rider; see disclosure in Appendix L. Because the Guarantor(R) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(R) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(R) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT(R) RIDER: You can terminate the Income Assurer Benefit(R) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(R) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(R) RIDER IS IN EFFECT.


OPTIONAL PN PROGRAM


If you do not select the optional Accumulation Protector Benefit(R) rider, the optional SecureSource(SM) rider, the optional Guarantor Withdrawal Benefit for Life(R) rider, the optional Guarantor(R) Withdrawal Benefit rider or the optional Income Assurer Benefit(R) rider with your contract, you may elect to participate in the PN program.


You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.


You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the DCA fixed account (see "DCA Fixed Account"). Partial withdrawals do not cancel the PN program. Your participation in the PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.


TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, or the DCA fixed account to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to the DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the

--------------------------------------------------------------------------------
  54 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")

- Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and DCA accounts.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   55

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under an automatic transfer program to exclude a restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

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  56  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT


Transfers or withdrawals:  $500 or entire account balance


MAXIMUM AMOUNT


Transfers or withdrawals:  Contract value or entire account balance


* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers among your GPAs, one-year fixed account or the subaccounts or automated partial withdrawals from the GPAs, one-year fixed accounts, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

- Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers except in connection with a DCA Fixed Account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance
Withdrawals:              $25,000

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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   57

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")



Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(R) rider or the Guarantor(R) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(R) rider or the Guarantor(R) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").


In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.(1) After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

(1) If you elected a SecureSource(SM) rider, you do not have the option to request from which account to withdraw.

RECEIVING PAYMENT

By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:


  - the withdrawal amount includes a purchase payment check that has not cleared;



  - the NYSE is closed, except for normal holiday and weekend closings;



  - trading on the NYSE is restricted, according to SEC rules;



  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or



  - the SEC permits us to delay payment for the protection of security holders.



TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

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  58  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:


  - you are at least age 59 1/2; or



  - you are disabled as defined in the Code; or



  - you severed employment with the employer who purchased the contract; or



  - the distribution is because of your death; or



  - effective Jan. 1, 2009, the distribution is due to plan termination; or



  - effective Jan. 1, 2009, you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(R) and/or Benefit Protector(R) Plus, the riders will terminate upon transfer of ownership of the annuity contract. The SecureSource(SM) - Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force. The Accumulation Protector Benefit(R), the SecureSource(SM) - Single Life, the Guarantor Withdrawal Benefit for Life(R) and the Guarantor(R) Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

- ROP Death Benefit;

- MAV Death Benefit;

- 5% Accumulation Death Benefit; or

- Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   59

Under each option, we will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

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  60  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

  ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV       =   PW X DB
    DEATH BENEFITS)                                                  ------------
                                                                     CV


  PW = the partial withdrawal including any applicable withdrawal charge or MVA.



  DB = the death benefit on the date of (but prior to) the partial withdrawal.



  CV = contract value on the date of (but prior to) the partial withdrawal.


MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

- minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

  5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR PARTIAL        =   PWT X VAF
    WITHDRAWALS                                                      ---------------
                                                                     SV


  PWT   =   the amount transferred from the subaccounts or the DCA fixed account or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the
            subaccounts or the DCA fixed account.
  VAF   =   variable account floor on the date of (but prior to) the
            transfer or partial withdrawal.
  SV    =   value of the subaccounts and the DCA fixed account on the
            date of (but prior to) the transfer of partial withdrawal.


The amount of purchase payment and purchase payment credits (if applicable) withdrawn from or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payment and purchase payment credits (if applicable) in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and any purchase payment credits allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or DCA fixed account.


NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(R) 5% variable account floor.


RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:

1. contract value; or

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE

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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   61

BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals; or

3. the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments and any purchase payment credits, minus adjusted partial withdrawals; or

3. the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:

1. contract value;

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(R) and Benefit Protector(R) Plus riders, if selected, will terminate. The SecureSource(SM) - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit(R), SecureSource(SM) - Single Life, Guarantor Withdrawal Benefit for Life(R) or Guarantor(R) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.


Additionally, the optional SecureSource(SM) rider, if selected, will terminate.


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  62  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(R) and the Benefit Protector(R) Plus riders, if selected, will terminate. The SecureSource(SM) - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit(R), SecureSource(SM) - Single Life, Guarantor Withdrawal Benefit for Life(R) or Guarantor(R) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(R) is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and


  - the payout period does not extend beyond the beneficiary's life or life expectancy.



  Additionally, the optional SecureSource(SM) rider, if selected, will terminate.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED

ACCUMULATION PROTECTOR BENEFIT(R) RIDER


The Accumulation Protector Benefit(R) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(R) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:



ON THE BENEFIT DATE, IF:                         THEN YOUR ACCUMULATION PROTECTOR BENEFIT(R) RIDER BENEFIT IS:
The Minimum Contract Accumulation Value          The contract value is increased on the benefit date to equal
(defined below) as determined under the          the Minimum Contract Accumulation Value as determined under
Accumulation Protector Benefit(R) rider is       the Accumulation Protector Benefit(R) rider on the benefit
greater than your contract value,                date.
The contract value is equal to or greater than   Zero; in this case, the Accumulation Protector Benefit(R)
the Minimum Contract Accumulation Value as       rider ends without value and no benefit is payable.
determined under the Accumulation Protector
Benefit(R) rider,



If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(R) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(R) rider on the valuation date your contract value reached zero.



If this rider is available in your state, you may elect the Accumulation Protector Benefit(R) rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(R) rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(R) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit(R) rider may not be purchased with the optional SecureSource(SM), Guarantor Withdrawal Benefit for Life(R) or the Guarantor(R) Withdrawal Benefit riders or any Income Assurer Benefit(R) rider. When the rider ends, you may be able to purchase


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   63
another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit(R) rider may not be available in all states.



You should consider whether an Accumulation Protector Benefit(R) rider is appropriate for you because:


- you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix J: Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program. The Portfolio Navigator program and the asset allocation program limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the asset allocation model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;


- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(R) rider;


- if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit(SM) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;


- if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(R) rider, which is the length of the waiting period under the Accumulation Protector Benefit(R) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(R) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(R) rider may provide;



- the 10 year waiting period under the Accumulation Protector Benefit(R) rider will restart if you exercise the Elective Step Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step Up (described below); and



- the 10 year waiting period under the Accumulation Protector Benefit(R) rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit(R) rider charge to increase (see "Charges").



Be sure to discuss with your investment professional whether a Accumulation Protector Benefit(R) rider is appropriate for your situation.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(R):


BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.


MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(R) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.


ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

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  64  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.


When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(R) rider at that time for new contract owners. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(R) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.


The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION


If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(R) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.


TERMINATING THE RIDER

The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full withdrawal; or

  - annuitization begins; or

  - the contract terminates as a result of the death benefit being paid.

  The rider will terminate on the benefit date.

For an example, see Appendix E.

SECURESOURCE(SM) RIDERS

There are two optional SecureSource(SM) riders available under your contract:


- SecureSource(SM) - Single Life; or



- SecureSource(SM) - Joint Life.


The information in this section applies to both SecureSource(SM) riders, unless otherwise noted.


The SecureSource(SM) - Single Life rider covers one person. The
SecureSource(SM) - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource(SM) - Single Life rider or the SecureSource(SM) - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   65

The SecureSource(SM) rider is an optional benefit that you may select for an additional annual charge if(1):)


- you purchase your contract on or after May 1, 2007; and


- SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or

- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.


(1) The SecureSource(SM) rider is not available under an inherited qualified annuity.


The SecureSource(SM) rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

- SINGLE LIFE: you have recovered at minimum all of your purchase payments or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.

- JOINT LIFE: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below), even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.

The SecureSource(SM) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the SecureSource(SM) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment
    (GBP)", "Remaining Benefit Payment (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

- SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);

- JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).

Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Single Life only:
Covered Person", "Joint Life only: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

- SINGLE LIFE: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);

- JOINT LIFE: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payment (ALP)" headings below).

Provided annuity payouts have not begun, the SecureSource(SM) rider guarantees that you may take the following withdrawal amounts each contract year:

- Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

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  66  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

- SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

- JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether a SecureSource(SM) rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

     (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

     (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

     JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on


     (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or



     (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below).


     Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   67

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.


- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program.") You may make two elective model portfolio changes per contract year; we reserve the right to limit elective model portfolio changes if required to comply with the written instructions of a fund (see "Market Timing").

You can allocate your contract value to any available model portfolio during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio to any available model portfolio.

Immediately following a withdrawal your contract value will be reallocated to the target model portfolio as shown in your contract if your current model portfolio is more aggressive than the target model portfolio. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target model portfolio is currently the Moderate model. We reserve the right to change the target model portfolio to a model portfolio that is more aggressive than the current target model portfolio after 30 days written notice.

After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio to the target model portfolio or any model portfolio that is more conservative than the target model portfolio without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to a model portfolio that is more aggressive than the target model portfolio, your rider benefit will be reset as follows:

(a) the total GBA will be reset to the lesser of its current value or the contract value; and

(b) the total RBA will be reset to the lesser of its current value or the contract value; and

(c) the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and

(d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and

(e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not less than zero; and

(f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not less than zero.

You may request to change your model portfolio by written request on an authorized form or by another method agreed to by us.


- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource(SM) - Single Life rider or the SecureSource(SM) - Joint Life rider. If you elect the SecureSource(SM) rider, you may not elect the Accumulation Protector Benefit(R) rider.



- NON-CANCELABLE: Once elected, the SecureSource(SM) rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource(SM) - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource(SM) - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).



- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.



  If you select the SecureSource(SM) - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

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- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.


- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.


You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, a SecureSource(SM) rider may be of limited value to you.


KEY TERMS AND PROVISIONS OF THE SECURESOURCE(SM) RIDER ARE DESCRIBED BELOW:

WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.


- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:


  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.


  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   69

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the RBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.


  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.
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  70  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.

JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application and as shown in the contract for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):


- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.


- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

- SINGLE LIFE: death; or

- JOINT LIFE: death of the last surviving covered spouse; or

- the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   71

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:


- SINGLE LIFE: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.


- JOINT LIFE: The ALP is established as 6% of the total RBA on the earliest of the following dates:

  (a) the rider effective date if the younger covered spouse has already reached age 65.


  (b) the rider anniversary on/following the date the younger covered spouse reaches age 65.


  (c) upon the first death of a covered spouse, then

     (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

     (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or


     (3) the rider anniversary on/following the date the surviving covered spouse reaches age 65.


  (d) Following dissolution of marriage of the covered spouses,


     (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or



     (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.


- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- SINGLE LIFE: At spousal continuation or contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

- The RALP is established at the same time as the ALP, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

  (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the purchase payment amount.

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  72  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up"
  headings below).

- When you make any withdrawal -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and the RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

- The annual step up is effective on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   73

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH:


SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource(SM) -- Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to the spousal continuation, the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:


- The GBA, RBA and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource(SM) -- Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.

SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, Guarantee Period Accounts (where available), the One-Year Fixed Account (if applicable) and the DCA Fixed Account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

   (a) receive the remaining schedule of GBPs until the RBA equals zero; or


   (b) SINGLE LIFE: wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or


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  74  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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   (c) JOINT LIFE: wait until the rider anniversary on/following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.


We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

   (a) the remaining schedule of GBPs until the RBA equals zero; or

   (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

   (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

- SINGLE LIFE: covered person;

- JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource(SM) rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH:

SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   75

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or
3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:


SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the GBA, RBA, GBP, RBP values will remain unchanged. If the covered person changes due to the ownership change, the ALP and RALP will be reset as follows:


- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource(SM) rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in

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  76  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION

The SecureSource(SM) rider cannot be terminated either by you or us except as follows:

1. SINGLE LIFE: After the death benefit is payable the rider will terminate if:

  (a) any one other than your spouse continues the contract, or


  (b) your spouse does not use the spousal continuation provision of the contract to continue the contract.


2. JOINT LIFE: After the death benefit is payable the rider will terminate if:

  (a) any one other than a covered spouse continues the contract, or


  (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.


3. Annuity payouts under an annuity payout plan will terminate the rider.

4. Termination of the contract for any reason will terminate the rider.

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED

If you bought a contract before May 1, 2007 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.


IF YOU PURCHASED               AND YOU SELECTED ONE OF THE               DISCLOSURE FOR THIS BENEFIT MAY BE
A CONTRACT(1)...               FOLLOWING OPTIONAL LIVING BENEFITS...     FOUND IN THE FOLLOWING APPENDIX:
Before April 30, 2006          Guarantor(R) Withdrawal Benefit           Appendix L
May 1, 2006 - April 30, 2007   Guarantor Withdrawal Benefit for          Appendix K
                               Life(R)
Before May 1, 2007             Income Assurer Benefit(R)                 Appendix M


(1) These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents. If you are uncertain which rider you have, please contact your investment professional or us.

OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R))



The Benefit Protector(R) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) to your contract. You must elect the Benefit Protector(R) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(R) Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(R) is appropriate for your situation.



The Benefit Protector(R) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


- the applicable death benefit, plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   77

EARNINGS AT DEATH: For purposes of the Benefit Protector(R) and Benefit Protector(R) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.



TERMINATING THE BENEFIT PROTECTOR(R)


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(R) Death Benefit Rider within 30 days of the date they elect to continue the contract.


For an example, see Appendix G.


BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS)



The Benefit Protector(R) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(R) rider during the second rider year.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) Plus to your contract. You must elect the Benefit Protector(R) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector(R) Rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(R) Plus is appropriate for your situation.



The Benefit Protector(R) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:



- the benefits payable under the Benefit Protector(R) described above, plus:


- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND THE ANNUITANT ARE    PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                        0%                                          0%
 Three and Four                    10%                                       3.75%
 Five or more                      20%                                        7.5%

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:

- the applicable death benefit, plus

                              IF YOU AND THE ANNUITANT ARE UNDER
CONTRACT YEAR           AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             40% x earnings at death (see above)
 Three and Four  40% x (earnings at death + 25% of initial purchase payment*)
 Five or more    40% x (earnings at death + 50% of initial purchase payment*)

                              IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR          OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             15% x earnings at death
 Three and Four  15% x (earnings at death + 25% of initial purchase payment*)
 Five or more    15% x (earnings at death + 50% of initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

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  78  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE BENEFIT PROTECTOR(R) PLUS


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(R) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").


For an example, see Appendix H.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the DCA fixed account are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS


You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(R) rider.


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.


- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN (under the Income Assurer Benefit(R) rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years

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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   79
  that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date.
  If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.


- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND (not available under the Income Assurer Benefit(R) rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.


- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit(R) rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit(R) rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation will be either 5.90% or 7.85% depending on the applicable contract option and the applicable assumed investment rate. (See
  "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.").



- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE SECURESOURCE(SM), GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) OR GUARANTOR(R) WITHDRAWAL BENEFIT RIDERS): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.



  Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource(SM) Riders", "Appendix K: Guarantor Withdrawal Benefit for Life Rider(R)" or "Appendix L: Guarantor(R) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

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  80  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.



NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   81

- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;


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  82  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;



- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.



PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



- to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   83

VOTING RIGHTS


As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or no longer most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).


In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT

- Only securities broker-dealers ("selling firms") registered with the SEC and members of the NASD may sell the contract.

- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

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  84  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

PAYMENTS WE MAKE TO SELLING FIRMS


- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.25% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.


- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

  - sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

  - marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

  - providing service to contract owners; and,

  - funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.


SOURCES OF PAYMENTS TO SELLING FIRMS


We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

- revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and,

- fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


POTENTIAL CONFLICTS OF INTEREST


Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.


PAYMENTS TO INVESTMENT PROFESSIONALS


- The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   85

- To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.



ADDITIONAL INFORMATION


INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2007 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F St., N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

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  86  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

                                   APPENDICES

                  TABLE OF CONTENTS AND CROSS-REFERENCE TABLE


APPENDIX NAME                                           PAGE #   CROSS-REFERENCE                                           PAGE #
 Appendix A: Example -- Market Value Adjustment (MVA)   p.  88   Guarantee Period Accounts (GPAs)                          p.  36
 Appendix B: Example -- Withdrawal Charges              p.  90   Charges -- Withdrawal Charges                             p.  42
 Appendix C: Example -- Death Benefits                  p.  95   Benefits in Case of Death                                 p.  59
 Appendix D: Example -- Accumulation Protector                   Optional Benefits -- Accumulation Protector Benefit(R)
 Benefit(R) Rider                                       p.  98   Rider                                                     p.  63
                                                           p.
 Appendix E: Example -- SecureSource(SM) Riders           100    Optional Benefits -- SecureSource(SM) Riders              p.  65
 Appendix F: SecureSource(SM) Riders -- Additional RMD     p.    Optional Benefits -- Benefit Protector(R) Death Benefit
 Disclosure                                               104    Rider                                                     p.  77
 Appendix G: Example -- Benefit Protector(R) Death         p.    Optional Benefits -- Benefit Protector(R) Plus Death
 Benefit Rider                                            106    Benefit Rider                                             p.  78
 Appendix H: Example -- Benefit Protector(R) Plus          p.    Buying Your Contract -- Purchase Payment Credits
 Death Benefit Rider                                      108                                                              p.  41
 Appendix I: Purchase Payment Credits for Eligible         p.    N/A
 Contracts                                                110
 Appendix J: Asset Allocation Program for Contracts        p.    N/A
 Purchased Before May 1, 2006                             111
 Appendix K: Guarantor Withdrawal Benefit for Life(R)      p.    N/A
 Rider Disclosure                                         112
 Appendix L: Guarantor(R) Withdrawal Benefit Rider         p.    N/A
 Disclosure                                               124
                                                           p.
 Appendix M: Income Assurer Benefit(R) Riders             131    N/A
 Appendix N: Condensed Financial Information               p.    Condensed Financial Information (Unaudited)
 (Unaudited)                                              140                                                              p.  15


The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.


The examples of death benefits and optional riders in appendices C through E and K through M include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


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                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   87

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES

ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS


The precise MVA formula we apply is as follows:

                                       1 + I
      EARLY WITHDRAWAL AMOUNT X [(  ------------ )(N/12)  - 1] = MVA
                                    1 + J + .001


      Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                (rounded up).

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:


                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = -$39.84
                      1 + .035 + .001


In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:


                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = $27.61
                      1 + .025 + .001


In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, if you elected the seven-year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge

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  88  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   89

APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling:


   - up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(R) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.



   - up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(R) rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:


       PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)


If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

--------------------------------------------------------------------------------
  90  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:



This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment;



- During the fourth contract year you withdraw the contract for its total value. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and



- You have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                 Contract value just prior to withdrawal:        60,000.00            40,000.00
                                     Contract value on prior anniversary:        58,000.00            42,000.00



WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:

--------------------------------------------------------------------------------


                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                            Contract value just prior to withdrawal (CV):        60,000.00            40,000.00
             Less purchase payments received and not previously withdrawn
                                                                 (PPNPW):        50,000.00            50,000.00
                                                                                ----------           ----------
                       Earnings in the contract (but not less than zero):        10,000.00                 0.00

STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:        10,000.00                 0.00
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                                                ----------           ----------
                                            TFA (but not less than zero):        10,000.00             4,200.00

STEP 3.  Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
                                                Contract value withdrawn:        60,000.00            40,000.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            ACV (but not less than zero):        50,000.00            40,000.00

STEP 4.  Next we determine XSF, the amount by which 10% of the prior anniversary's contract value exceeds earnings.
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            XSF (but not less than zero):             0.00             4,200.00

STEP 5.  Now we can determine how much of the PPNPW is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)
                      XSF from Step 4 =                                               0.00             4,200.00
                      ACV from Step 3 =                                          50,000.00            40,000.00
                       CV from Step 1 =                                          60,000.00            40,000.00
                      TFA from Step 2 =                                          10,000.00             4,200.00
                    PPNPW from Step 1 =                                          50,000.00            50,000.00
                                                                                ----------           ----------
                                  PPW =                                          50,000.00            50,000.00


--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   91

                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
STEP 6.  We then calculate the withdrawal charge as a percentage of PPW.
         Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
                                                                     PPW:        50,000.00            50,000.00
                                                                less XSF:             0.00             4,200.00
                                                                                ----------           ----------
                            amount of PPW subject to a withdrawal charge:        50,000.00            45,800.00
                                multiplied by the withdrawal charge rate:           X 7.0%               X 7.0%
                                                                                ----------           ----------
                                                       withdrawal charge:         3,500.00             3,206.00

STEP 7.  The dollar amount you will receive as a result of your full withdrawal is determined as:
                                                Contract value withdrawn:        60,000.00            40,000.00
                                                       WITHDRAWAL CHARGE:        (3,500.00)           (3,206.00)
                         Contract charge (assessed upon full withdrawal):           (40.00)              (40.00)
                                                                                ----------           ----------
                                            NET FULL WITHDRAWAL PROCEEDS:       $56,460.00           $36,754.00


--------------------------------------------------------------------------------
  92  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:



This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment;



- During the fourth contract year you request a net partial withdrawal of $15,000.00. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and



- You have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                 Contract value just prior to withdrawal:        60,000.00            40,000.00
                                     Contract value on prior anniversary:        58,000.00            42,000.00



We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.



WE CALCULATE THE WITHDRAWAL CHARGE FOR EACH ESTIMATE AS FOLLOWS:


--------------------------------------------------------------------------------

STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                            Contract value just prior to withdrawal (CV):        60,000.00            40,000.00
             Less purchase payments received and not previously withdrawn
                                                                 (PPNPW):        50,000.00            50,000.00
                                                                                ----------           ----------
                       Earnings in the contract (but not less than zero):        10,000.00                 0.00

STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:        10,000.00                 0.00
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                                                ----------           ----------
                                            TFA (but not less than zero):        10,000.00             4,200.00

STEP 3.  Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
                                                Contract value withdrawn:        15,376.34            16,062.31
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            ACV (but not less than zero):         5,376.34            16,062.31

STEP 4.  Next we determine XSF, the amount by which 10% of the prior anniversary's contract value exceeds earnings.
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            XSF (but not less than zero):             0.00             4,200.00


--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   93

STEP 5.  Now we can determine how much of the PPNPW is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

                                                        XSF from Step 4 =             0.00             4,200.00
                                                        ACV from Step 3 =         5,376.34            16,062.31
                                                         CV from Step 1 =        60,000.00            40,000.00
                                                        TFA from Step 2 =        10,000.00             4,200.00
                                                      PPNPW from Step 1 =        50,000.00            50,000.00
                                                                                ----------           ----------
                                                                    PPW =         5,376.34            19,375.80

STEP 6.  We then calculate the withdrawal charge as a percentage of PPW.
         Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
                                                                     PPW:         5,376.34            19,375.80
                                                                less XSF:             0.00             4,200.00
                                                                                ----------           ----------
                            amount of PPW subject to a withdrawal charge:         5,376.34            15,175.80
                                multiplied by the withdrawal charge rate:           X 7.0%               X 7.0%
                                                                                ----------           ----------
                                                       withdrawal charge:           376.34             1,062.31

STEP 7.  The dollar amount you will receive as a result of your partial withdrawal is determined as:
                                                Contract value withdrawn:        15,376.34            16,062.31
                                                       WITHDRAWAL CHARGE:          (376.34)           (1,062.31)
                                                                                ----------           ----------
                                         NET PARTIAL WITHDRAWAL PROCEEDS:       $15,000.00           $15,000.00


--------------------------------------------------------------------------------
  94  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT


- You purchase the contract with a payment of $20,000; and



- on the first contract anniversary you make an additional purchase payment of $5,000; and



- During the second contract year the contract value falls to $22,000 and you take a $1,500 (including withdrawal charge) partial withdrawal; and



- During the third contract year the contract value grows to $23,000.



  WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
  Contract value at death:                                                                    $23,000.00
                                                                                              ----------
  Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.54
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------


  THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO
  VALUES:                                                             $23,295.45

EXAMPLE -- MAV DEATH BENEFIT


- You purchase the contract with a payment of $25,000; and



- on the first contract anniversary the contract value grows to $26,000; and



- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.



  WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS
  FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $20,500.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------
  3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
         Greatest of your contract anniversary values:                                        $26,000.00
         plus purchase payments made since the prior anniversary:                                  +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $26,000
         ----------------  =                                                                   -1,772.73
             $22,000                                                                          ----------
         for a death benefit of:                                                              $24,227.27
                                                                                              ----------


  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $24,227.27

--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   95

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and



- on the first contract anniversary, the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and



- During the second contract year the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.



  THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS
  FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $22,800.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a death benefit of:                                                              $23,456.79
                                                                                              ----------
  3. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary,
         calculated as: 1.05 x $20,000 =                                                      $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                   -1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the GPA account value:                                                           +5,300.00
                                                                                              ----------
         5% variable account floor (value of the GPA account and the variable account         $24,642.11
         floor):
                                                                                              ----------


  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE
  VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                     $24,642.11

--------------------------------------------------------------------------------
  96  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and



- on the first contract anniversary, the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and



- During the second contract year the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.



  THE DEATH BENEFIT WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS
  FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $22,800.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a death benefit of:                                                              $23,456.79
                                                                                              ----------
  3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
         The MAV on the immediately preceding anniversary:                                    $25,000.00
         plus purchase payments made since that anniversary:                                       +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a MAV Death Benefit of:                                                          $23,456.79
                                                                                              ----------
  4. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor the first contract anniversary calculated as:             $21,000.00
         1.05 x $20,000 =
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                   -1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the GPA value:                                                                   +5,300.00
                                                                                              ----------
         5% variable account floor (value of the GPAs and the variable account floor):        $24,642.11
                                                                                              ----------


  ENHANCED DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5%
  VARIABLE ACCOUNT FLOOR:                                             $24,642.11

--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   97

APPENDIX D: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(R) RIDER


AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

- You purchase a contract with a payment of $125,000; and

- you make no additional purchase payments to the contract; and

- you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and

- you do not exercise the elective step up option available under the rider; and

- you do not change model portfolios.

Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.


                                                                              MCAV       HYPOTHETICAL    HYPOTHETICAL
CONTRACT                                                                    ADJUSTED       ASSUMED         ASSUMED
DURATION                                        PURCHASE      PARTIAL       PARTIAL        NET RATE        CONTRACT
IN YEARS                                        PAYMENTS    WITHDRAWALS    WITHDRAWAL     OF RETURN         VALUE          MCAV
 At Issue                                       $125,000      $  N/A         $  N/A           N/A          $125,000      $125,000
 1                                                    0            0              0          12.0%          140,000       125,000
 2                                                    0            0              0          15.0%          161,000       128,800(2)
 3                                                    0            0              0           3.0%          165,830       132,664(2)
 4                                                    0            0              0          -8.0%          152,564       132,664
 5                                                    0        2,000          2,046         -15.0%          127,679       130,618
 6                                                    0            0              0          20.0%          153,215       130,618
 7                                                    0            0              0          15.0%          176,197       140,958(2)
 8                                                    0        5,000          4,444         -10.0%          153,577       136,513
 9                                                    0            0              0         -20.0%          122,862       136,513
 10(1)                                                0            0              0         -12.0%          108,118       136,513


(1)  The APB benefit date.
(2) These values indicate where the automatic step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

- You purchase a contract with a payment of $125,000; and

- you make no additional purchase payments to the contract; and
--------------------------------------------------------------------------------
  98  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

- you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and

- the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

- you do not change model portfolios.

Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.


               YEARS                                      MCAV       HYPOTHETICAL    HYPOTHETICAL
CONTRACT    REMAINING IN                                ADJUSTED       ASSUMED         ASSUMED
DURATION    THE WAITING     PURCHASE      PARTIAL       PARTIAL        NET RATE        CONTRACT
IN YEARS       PERIOD       PAYMENTS    WITHDRAWALS    WITHDRAWAL     OF RETURN         VALUE          MCAV
 At Issue        10         $125,000      $  N/A         $  N/A           N/A          $125,000      $125,000
 1               10(2)            0            0              0          12.0%          140,000       140,000(3)
 2               10(2)            0            0              0          15.0%          161,000       161,000(3)
 3               10(2)            0            0              0           3.0%          165,830       165,830(3)
 4                9               0            0              0          -8.0%          152,564       165,830
 5                8               0        2,000          2,558         -15.0%          127,679       163,272
 6                7               0            0              0          20.0%          153,215       163,272
 7               10(2)            0            0              0          15.0%          176,197       176,197(3)
 8                9               0        5,000          5,556         -10.0%          153,577       170,642
 9                8               0            0              0         -20.0%          122,862       170,642
 10               7               0            0              0         -12.0%          108,118       170,642
 11               6               0            0              0           3.0%          111,362       170,642
 12               5               0            0              0           4.0%          115,817       170,642
 13               4               0        7,500         10,524           5.0%          114,107       160,117
 14               3               0            0              0           6.0%          120,954       160,117
 15               2               0            0              0          -5.0%          114,906       160,117
 16               1               0            0              0         -11.0%          102,266       160,117
 17(1)            0               0            0              0          -3.0%           99,198       160,117


(1)  The APB benefit date.
(2)  The waiting period restarts when the elective step up is exercised.
(3)  These values indicate when the elective step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

--------------------------------------------------------------------------------
                 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   99

APPENDIX E: EXAMPLE -- SECURESOURCE(SM) RIDERS


EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 60.


- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


- You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                            0         5,000          92,000       100,000      95,000     7,000     2,000
 1                              0             0          90,000        90,000(1)   90,000(1)  6,300     6,300
 2                              0             0          81,000        90,000      90,000     6,300     6,300
 5                              0             0          75,000        90,000      90,000     6,300     6,300
 5.5                            0         5,400          70,000        90,000      84,600     6,300       900
 6                              0             0          69,000        90,000      84,600     6,300     6,300
 6.5                            0         6,300          62,000        90,000      78,300     6,300         0
 7                              0             0          64,000        90,000      78,300     6,300     6,300
 7.5                            0        10,000          51,000        51,000(4)   51,000(4)  3,570         0
 8                              0             0          55,000        55,000      55,000     3,850     3,850


CONTRACT                  LIFETIME WITHDRAWAL BENEFIT
DURATION                  ----------------------------
IN YEARS                     ALP               RALP
 At Issue                   $  N/A            $  N/A
 0.5                           N/A               N/A
 1                             N/A               N/A
 2                             N/A               N/A
 5                           5,400(2)          5,400(2)
 5.5                         5,400                 0
 6                           5,400             5,400
 6.5                         3,720(3)              0
 7                           3,840             3,840
 7.5                         3,060(4)              0
 8                           3,300             3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or model portfolio changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.

(2) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65 as 6% of the RBA.

(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

--------------------------------------------------------------------------------
  100  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 65.


- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.



- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new covered person.

                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                              0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                              0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                              0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                            0         6,600         110,000       110,000     103,400     7,700     1,100
 4                              0             0         115,000       115,000     115,000     8,050     8,050
 4.5                            0         8,050         116,000       115,000     106,950     8,050         0
 5                              0             0         120,000       120,000     120,000     8,400     8,400
 5.5                            0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                              0             0         125,000       125,000     125,000     8,750     8,750
 6.5                            0             0         110,000       125,000     125,000     8,750     8,750
 7                              0             0         105,000       125,000     125,000     8,750     8,750


CONTRACT                  LIFETIME WITHDRAWAL BENEFIT
DURATION                  ----------------------------
IN YEARS                     ALP               RALP
 At Issue                   $6,000            $6,000
 1                           6,300             6,000(1)
 2                           6,600             6,000(1)
 3                           6,600             6,600(2)
 3.5                         6,600                 0
 4                           6,900             6,900
 4.5                         6,900(3)              0
 5                           7,200             7,200
 5.5                         7,200(4)              0
 6                           7,500             7,500
 6.5                         6,600(5)          6,600(5)
 7                           6,600             6,600

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.


(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.


(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.

--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   101

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are age 59 and your spouse is age 60.


- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


- You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

- Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

                                                    HYPOTHETICAL
CONTRACT                                              ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                 PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                 PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                           0         5,000          92,000       100,000      95,000     7,000     2,000
 1                             0             0          90,000        90,000(1)   90,000(1)  6,300     6,300
 2                             0             0          81,000        90,000      90,000     6,300     6,300
 6                             0             0          75,000        90,000      90,000     6,300     6,300
 6.5                           0         5,400          70,000        90,000      84,600     6,300       900
 7                             0             0          69,000        90,000      84,600     6,300     6,300
 7.5                           0         6,300          62,000        90,000      78,300     6,300         0
 8                             0             0          64,000        90,000      78,300     6,300     6,300
 8.5                           0        10,000          51,000        51,000(4)   51,000(4)  3,570         0
 9                             0             0          55,000        55,000      55,000     3,850     3,850
 9.5                           0             0          54,000        55,000      55,000     3,850     3,850
 10                            0             0          52,000        55,000      55,000     3,850     3,850


CONTRACT                 LIFETIME WITHDRAWAL BENEFIT
DURATION                 ----------------------------
IN YEARS                    ALP               RALP
 At Issue                  $  N/A            $  N/A
 0.5                          N/A               N/A
 1                            N/A               N/A
 2                            N/A               N/A
 6                          5,400(2)          5,400(2)
 6.5                        5,400                 0
 7                          5,400             5,400
 7.5                        3,720(3)              0
 8                          3,840             3,840
 8.5                        3,060(4)              0
 9                          3,300             3,300
 9.5                        3,300             3,300
 10                         3,300             3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse's death or the RBA is reduced to zero.


(1) The ALP and RALP are established on the contract anniversary date following the date the younger covered spouse reaches age 65 as 6% of the RBA.

(2) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

--------------------------------------------------------------------------------
  102  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract

- You are age 71 and your spouse is age 70.


- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

                                                     HYPOTHETICAL
                                                       ASSUMED               BASIC WITHDRAWAL BENEFIT
CONTRACT                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
DURATION                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                              0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                              0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                              0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                            0         6,600         110,000       110,000     103,400     7,700     1,100
 4                              0             0         115,000       115,000     115,000     8,050     8,050
 4.5                            0         8,050         116,000       115,000     106,950     8,050         0
 5                              0             0         120,000       120,000     120,000     8,400     8,400
 5.5                            0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                              0             0         125,000       125,000     125,000     8,750     8,750
 6.5                            0             0         110,000       125,000     125,000     8,750     8,750
 7                              0             0         105,000       125,000     125,000     8,750     8,750


                          LIFETIME WITHDRAWAL BENEFIT
CONTRACT                  ----------------------------
DURATION                     ALP               RALP
 At Issue                   $6,000            $6,000
 1                           6,300             6,000(1)
 2                           6,600             6,000(1)
 3                           6,600             6,600(2)
 3.5                         6,600                 0
 4                           6,900             6,900
 4.5                         6,900(3)              0
 5                           7,200             7,200
 5.5                         7,200(4)              0
 6                           7,500             7,500
 6.5                         7,500             7,500
 7                           7,500             7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse's death or the RBA is reduced to zero.


(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.


(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   103

APPENDIX F: SECURESOURCE(SM) RIDERS -- ADDITIONAL RMD DISCLOSURE


This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource(SM) rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.



For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:


(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

    - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource(SM) rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource(SM) rider.

(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year;

(2) based solely on the value of the contract to which the SecureSource(SM) rider is attached as of the date we make the determination; and

(3) based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

(4) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);


     3. a SIMPLE IRA (Section 408(p));



     4. a Simplified Employee Pension plan (Section 408(k));



     5. custodial and investment only plans (Section 401(a));



     6. a tax-sheltered annuity rollover (Section 403(b)).


In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your SecureSource(SM) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

--------------------------------------------------------------------------------
  104  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


Please consult your tax advisor about the impact of these rules prior to purchasing the SecureSource(SM) rider.


--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   105

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER



EXAMPLE OF THE BENEFIT PROTECTOR(R)


ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and


- You select the MAV Death Benefit and the 7-year withdrawal charge schedule.


  During the first contract year the contract value grows to
  $105,000. The death benefit under the MAV Death Benefit
  equals the contract value, $105,000. You have not reached
  the first contract anniversary so the Benefit Protector(R)
  does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
     MAV Death Benefit (contract value):                       $110,000
     plus the Benefit Protector(R) benefit which equals 40%
     of earnings at death
     (MAV Death Benefit minus payments not previously
     withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                  $110,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charges.
  We will withdraw $10,500 from your contract value free of
  charge (10% of your prior anniversary's contract value).
  The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your payment is in the third
  year of the withdrawal charge schedule, so we will
  withdraw $39,500 ($36,735 + $2,765 in withdrawal charges)
  from your contract value. Altogether, we will withdraw
  $50,000 and pay you $47,235. We calculate purchase
  payments not previously withdrawn as $100,000 - $45,000 =
  $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV Death Benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector(R) benefit (40% of earnings
     at death):
     0.40 X ($57,619 - $55,000) =                                +1,048
                                                               --------
  Total death benefit of:                                       $58,667
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old.
  The death benefit equals:
     MAV Death Benefit (contract value):                       $200,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)                                                       +55,000
                                                               --------
  Total death benefit of:                                      $255,000
  During the tenth contract year you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit
  Protector(R) value. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)                                                       +55,000
                                                               --------
  Total death benefit of:                                      $305,000


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

  During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old and the value of the Benefit Protector(R)
  changes. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)
     0.40 X ($250,000 - $105,000) =                             +58,000
                                                               --------
  Total death benefit of:                                      $308,000


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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   107

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER



EXAMPLE OF THE BENEFIT PROTECTOR(R) PLUS


ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select the MAV Death Benefit and the 7-year withdrawal charge schedule.



  During the first contract year the contract value grows to
  $105,000. The death benefit equals MAV Death Benefit,
  which is the contract value, or $105,000. You have not
  reached the first contract anniversary so the Benefit
  Protector(R) Plus does not provide any additional benefit
  at this time.
  On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract
  anniversary so the Benefit Protector(R) Plus does not
  provide any additional benefit beyond what is provided by
  the Benefit Protector(R) at this time. The death benefit
  equals:
     MAV Death Benefit (contract value):                       $110,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death (MAV rider minus payments not
     previously withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                  $110,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death:
     0.40 X ($110,000 - $100,000) =                              +4,000
     plus 10% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.10 X $100,000 =            +10,000
                                                               --------
  Total death benefit of:                                      $124,000
  During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of
  charge (10% of your prior anniversary's contract value).
  The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your payment is in the third
  year of the withdrawal charge schedule, so we will
  withdraw $39,500 ($36,735 + $2,765 in withdrawal charges)
  from your contract value. Altogether, we will withdraw
  $50,000 and pay you $47,235. We calculate purchase
  payments not previously withdrawn as $100,000 - $45,000 =
  $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV Death Benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death:
     0.40 X ($57,619 - $55,000) =                                +1,048
     plus 10% of purchase payments made within 60 days of
     contract
     issue and not previously withdrawn: 0.10 X $55,000 =        +5,500
                                                               --------
  Total death benefit of:                                       $64,167
  On the third contract anniversary the contract value falls
  $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old. Because we are
  beyond the fourth contract anniversary the Benefit
  Protector(R) Plus also reaches its maximum of 20%. The
  death benefit equals:
     MAV Death Benefit (contract value):                       $200,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $266,000


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

  On the ninth contract anniversary you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit
  Protector(R) Plus value. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $316,000
  During the tenth contract year the contract value remains
  $250,000 and the "new" purchase payment is one year old.
  The value of the Benefit Protector(R) Plus remains
  constant. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death (MAV rider minus payments not
     previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
     plus 20% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.20 X $55,000 =             +11,000
                                                               --------
  Total death benefit of:                                      $319,000


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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   109

APPENDIX I: PURCHASE PAYMENT CREDITS FOR ELIGIBLE CONTRACTS

The following contracts with a seven-year withdrawal charge schedule will receive a purchase payment credit on any purchase payment made to the contract:

- contracts purchased before May 1, 2006;

- contracts purchased on or after May 1, 2006 in a state where purchase payment credits are/were still available at the time of contract purchase.

We apply a credit to your contract of 1% of your current purchase payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

If you are uncertain whether purchase payment credits are available under your contract, ask your investment professional or contract us by calling or writing to us at the address shown on the first page of the prospectus.

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  110  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX J: ASSET ALLOCATION PROGRAM FOR CONTRACTS PURCHASED BEFORE MAY 1, 2006

ASSET ALLOCATION PROGRAM


For contracts purchased before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit(R) rider, Guarantor(R) Withdrawal Benefit rider or Income Assurer Benefit(R) rider, you are required to participate in the asset allocation program under the terms of the rider.


This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period
  Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.

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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   111

APPENDIX K: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER



GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER



The Guarantor Withdrawal Benefit for Life(R) rider is an optional benefit that you may select for an additional annual charge if(1):


- you purchase your contract on or after May 1, 2006;

- the rider is available in your state; and

- you and the annuitant are 80 or younger on the date the contract is issued.


(1) The Guarantor Withdrawal Benefit for Life(R) rider is not available under an inherited qualified annuity.



You must elect the Guarantor Withdrawal Benefit for Life(R) rider when you purchase your contract. The rider effective date will be the contract issue date.



The Guarantor Withdrawal Benefit for Life(R) rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.


Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract --Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.


The Guarantor Withdrawal Benefit for Life(R) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.



Under the terms of the Guarantor Withdrawal Benefit for Life(R) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:


(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment
    (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).


Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life(R) rider guarantees that you may take the following partial withdrawal amounts each contract year:


- After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

- During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

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  112  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

- During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.


You should consider whether the Guarantor Withdrawal Benefit for Life(R) rider is appropriate for you because:


- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

     (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

     (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.


  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life(R) rider will terminate.


- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that

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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   113
  are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio
  Navigator Asset Allocation Program.") Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.


- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life(R) rider, you may not elect the Accumulation Protector Benefit(R) rider.



- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life(R) rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.


- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.


You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.


For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:


  (1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,


     - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.



     - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.



     - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.



     - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life(R) rider.


  (2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,


     - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.



     - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.


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     - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.


     - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life(R) rider.


  (3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,


     - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.



     - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.


  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;


  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life(R) rider is attached as of the date we make the determination; and


  (3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:


     1. an individual retirement annuity (Section 408(b));



     2. a Roth individual retirement account (Section 408A);



     3. a Simplified Employee Pension plan (Section 408(k));



     4. a tax-sheltered annuity rollover (Section 403(b)).



  We reserve the right to modify our administrative practice described above and will give you 30 days' written notice of any such change.



  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life(R) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.


  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life(R) rider may be of limited value to you.



For an example, see "Examples of Guarantor Withdrawal Benefit for Life(R)" below.



KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) rider are described below:


PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a surrender of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

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- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the RBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.


  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase

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payment has its own GBP, which is equal to the lesser of that payment's RBA or
7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.


COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.


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ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.


ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:


- The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.


- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.


  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.


ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

  (b) At any other time -- the RALP is established equal to the ALP.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

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STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but never less than zero.


SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(R) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:


- The GBA, RBA, and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The

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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   119
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  RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

- If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

  (a) receive the remaining schedule of GBPs until the RBA equals zero; or


  (b) wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.


We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive: (a) the remaining schedule of GBPs until the RBA equals zero; or (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

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The Guarantor Withdrawal Benefit for Life(R) rider and the contract will terminate under either of the following two scenarios:


- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.


CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows:


- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.


GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life(R) rider.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   121

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.

Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION


The Guarantor Withdrawal Benefit for Life(R) rider cannot be terminated either by you or us except as follows:


1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.


EXAMPLES OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R)


EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 60.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                            0         7,000          92,000       100,000      93,000     7,000         0
 1                              0             0          91,000       100,000      93,000     7,000     7,000
 1.5                            0         7,000          83,000       100,000      86,000     7,000         0
 2                              0             0          81,000       100,000      86,000     7,000     7,000
 5                              0             0          75,000       100,000      86,000     7,000     7,000
 5.5                            0         5,160          70,000       100,000      80,840     7,000     1,840
 6                              0             0          69,000       100,000      80,840     7,000     7,000
 6.5                            0         7,000          62,000       100,000      73,840     7,000         0
 7                              0             0          70,000       100,000      73,840     7,000     7,000
 7.5                            0        10,000          51,000        51,000(3)   51,000(3)  3,570         0
 8                              0             0          55,000        55,000      55,000     3,850     3,850


CONTRACT                LIFETIME WITHDRAWAL BENEFIT
DURATION                ----------------------------
IN YEARS                   ALP               RALP
 At Issue                 $  N/A            $  N/A
 0.5                         N/A               N/A
 1                           N/A               N/A
 1.5                         N/A               N/A
 2                           N/A               N/A
 5                         5,160(1)          5,160(1)
 5.5                       5,160                 0
 6                         5,160             5,160
 6.5                       3,720(2)              0
 7                         4,200             4,200
 7.5                       3,060(3)              0
 8                         3,300             3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

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  122  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 65.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                                    HYPOTHETICAL
CONTRACT                                              ASSUMED                 BASIC WITHDRAWAL BENEFIT
DURATION                 PURCHASE      PARTIAL        CONTRACT      --------------------------------------------
IN YEARS                 PAYMENTS    WITHDRAWALS       VALUE          GBA           RBA          GBP       RBP
 At Issue                $100,000      $   N/A        $100,000      $100,000      $100,000      $7,000    $7,000
 1                             0             0         105,000       105,000       105,000       7,350     7,000(1)
 2                             0             0         110,000       110,000       110,000       7,700     7,000(1)
 3                             0             0         110,000       110,000       110,000       7,700     7,700(2)
 3.5                           0         6,600         110,000       110,000       103,400       7,700     1,100
 4                             0             0         115,000       115,000       115,000       8,050     8,050
 4.5                           0         8,050         116,000       115,000       106,950       8,050         0
 5                             0             0         120,000       120,000       120,000       8,400     8,400
 5.5                           0        10,000         122,000       120,000(4)    110,000(4)    8,400         0
 6                             0             0         125,000       125,000       125,000       8,750     8,750


CONTRACT               LIFETIME WITHDRAWAL BENEFIT
DURATION               ----------------------------
IN YEARS                  ALP               RALP
 At Issue                $6,000            $6,000
 1                        6,300             6,000(1)
 2                        6,600             6,000(1)
 3                        6,600             6,600(2)
 3.5                      6,600                 0
 4                        6,900             6,900
 4.5                      6,900(3)              0
 5                        7,200             7,200
 5.5                      7,200(4)              0
 6                        7,500             7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   123

APPENDIX L: GUARANTOR(R) WITHDRAWAL BENEFIT RIDER



GUARANTOR(R) WITHDRAWAL BENEFIT RIDER



The Guarantor(R) Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):



- you purchase(d) your contract on or after April 30, 2005 in those states where the SecureSource(SM) rider and/or the Guarantor Withdrawal Benefit for Life(R) rider are/were not available;


- you and the annuitant were 79 or younger on the date the contract was issued.


(1) The Guarantor(R) Withdrawal Benefit is not available under an inherited qualified annuity.



You must elect the Guarantor(R) Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.



We will offer you the option of replacing the original rider with a new Guarantor(R) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.



The Guarantor(R) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.


If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor(R) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(R) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(R) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").



You should consider whether the Guarantor(R) Withdrawal Benefit is appropriate for you because:



- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this Guarantor(R) Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix J: Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider.


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  124  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.


- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.



- RIDER A -- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor(R) Withdrawal Benefit rider, you may not elect the Accumulation Protector Benefit(R) rider.



- NON-CANCELABLE: Once elected, the Guarantor(R) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.


You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal processing described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

  For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and the enhanced riders is to allow amounts you withdraw to satisfy these rules without applying excess withdrawal processing under terms of the rider, subject to the following rules:

  (1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

  (2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

  (3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.


  (4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor(R) Withdrawal Benefit rider.


  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;


  (2) based solely on the value of the contract to which the Guarantor(R) Withdrawal Benefit rider is attached as of the date we make the determination; and


  (3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:


     1. an individual retirement annuity (Section 408(b));



     2. a Roth individual retirement account (Section 408A);



     3. a Simplified Employee Pension plan (Section 408(k));



     4. a tax-sheltered annuity rollover (Section 403(b)).



  We reserve the right to modify our administrative practice described above and will give you 30 days' written notice of any such change.



  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(R) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your


--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   125

  RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

  Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor(R) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:


  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;



  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:



  (c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:



GBA EXCESS WITHDRAWAL PROCESSING


The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional

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  126  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
  purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:


  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



  (c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



RBA EXCESS WITHDRAWAL PROCESSING


The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:


The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.


GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   127

- if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

- if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain
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  128  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION


Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(R) Withdrawal Benefit.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.


If the contract value falls to zero and the RBA is depleted, the Guarantor(R) Withdrawal Benefit rider and the contract will terminate.



EXAMPLE OF THE GUARANTOR(R) WITHDRAWAL BENEFIT


ASSUMPTION:


- You purchase the contract with a payment of $100,000.



  The Guaranteed Benefit Amount (GBA) equals your purchase
  payment:                                                     $100,000
  The Guaranteed Benefit Payment (GBP) equals 7% of your
  GBA:
     0.07 X $100,000 =                                         $  7,000
  The Remaining Benefit Amount (RBA) equals your purchase
  payment:                                                     $100,000
  On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                  $110,000
  The GBA equals 100% of your contract value:                  $110,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 X $110,000 =                                         $  7,700


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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   129

  During the fourth contract year you decide to take a
  partial withdrawal of $7,700.
  You took a partial withdrawal equal to your GBP, so your
  RBA equals the prior RBA less the amount of the partial
  withdrawal:
     $110,000 - $7,700 =                                       $102,300
  The GBA equals the GBA immediately prior to the partial
  withdrawal:                                                  $110,000
  The GBP equals 7% of your GBA:
     0.07 X $110,000 =                                         $  7,700
  On the fourth contract anniversary you make an additional
  purchase payment of $50,000
  The new RBA for the contract is equal to your prior RBA
  plus 100% of the additional purchase payment:
     $102,300 + $50,000 =                                      $152,300
  The new GBA for the contract is equal to your prior GBA
  plus 100% of the additional purchase payment:
     $110,000 + $50,000 =                                      $160,000
  The new GBP for the contract is equal to your prior GBP
  plus 7% of the additional purchase payment:
     $7,700 + $3,500 =                                         $ 11,200
  On the fifth contract anniversary your contract value
  grows to $200,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                  $200,000
  The GBA equals 100% of your contract value:                  $200,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 X $200,000 =                                         $ 14,000
  During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of
  $20,000. You took more than your GBP of $14,000 so your
  RBA gets reset to the lesser of:
     (1) your contract value immediately following the
        partial withdrawal;
         $230,000 - $20,000 =                                  $210,000
         OR
     (2) your prior RBA less the amount of the partial
        withdrawal.
         $200,000 - $20,000 =                                  $180,000
  Reset RBA = lesser of (1) or (2) =                           $180,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA                                        $200,000
         OR
     (2) your contract value immediately following the
        partial withdrawal;
         $230,000 - $20,000 =                                  $210,000
  Reset GBA = lesser of (1) or (2) =                           $200,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 X $200,000 =                                     $ 14,000
  During the eighth contract year your contract value falls
  to $175,000. You decide to take a partial withdrawal of
  $25,000. You took more than your GBP of $14,000 so your
  RBA gets reset to the lesser of:
     (1) your contract value immediately following the
        partial withdrawal;
         $175,000 - $25,000 =                                  $150,000
         OR
     (2) your prior RBA less the amount of the partial
        withdrawal.
         $180,000 - $25,000 =                                  $155,000
  Reset RBA = lesser of (1) or (2) =                           $150,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA;                                       $200,000
         OR
     (2) your contract value immediately following the
        partial withdrawal;
         $175,000 - $25,000 =                                  $150,000
  Reset GBA = lesser of (1) or (2) =                           $150,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 X $150,000 =                                     $ 10,500


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  130  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX M: EXAMPLE -- INCOME ASSURER BENEFIT(R) RIDERS



INCOME ASSURER BENEFIT(R) RIDERS



The following three optional Income Assurer Benefit(R) riders were available under your contract if you purchased your contract prior to May 1, 2007. These riders are no longer available for purchase.



- Income Assurer Benefit(R) - MAV;



- Income Assurer Benefit(R) - 5% Accumulation Benefit Base; or



- Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.



The Income Assurer Benefit(R) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.



The general information in this section applies to each Income Assurer Benefit(R) rider.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(R) RIDERS IN THE SECTIONS BELOW:



GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(R) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(R). Your annuitization payout will never be less than that provided by your contract value.



EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable Series Trust - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base and the Income Assurer
Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.


EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits, paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

  (a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
      to) the partial withdrawal; and

  (b) is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base and the Income Assurer
Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.


THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER
BENEFIT(R):


EXERCISING THE RIDER

Rider exercise conditions are:


- you may only exercise the Income Assurer Benefit(R) rider within 30 days after any contract anniversary following the expiration of the waiting period;


- the annuitant on the retirement date must be between 50 to 86 years old; and

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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   131

- you can only take an annuity payment in one of the following annuity payout plans:

  Plan A -- Life Annuity - No Refund;

  Plan B -- Life Annuity with Ten or Twenty Years Certain;

  Plan D -- Joint and Last Survivor Life Annuity - No Refund;

            Joint and Last Survivor Life Annuity with Twenty Years Certain; or

  Plan E -- Twenty Years Certain.


After the expiration of the waiting period, the Income Assurer Benefit(R) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.


If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. EXCEPTION: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

- If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

- If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.


First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.05




Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.

TERMINATING THE RIDER

Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

- you may terminate the rider any time after the expiration of the waiting period;

- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and


- the rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



*The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


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  132  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(R) RIDERS DESCRIBED BELOW:



INCOME ASSURER BENEFIT(R) - MAV


The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

  1. contract value; or

  2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

  3. the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments; or

2. total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.


INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE



The guaranteed income benefit base for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base is the greater of these three values:


1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.


5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.


The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

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                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   133

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

  (a) is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

  (b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

  (a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

  (b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

  (c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

     1. contract value less the market value adjusted excluded payments (described above); or

     2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

     3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.


INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE



The guaranteed income benefit base for the Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:


     1. the contract value;

     2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

     3. the MAV (described above); or

     4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

     1. contract value less the market value adjusted excluded payments (described above);

     2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

     3. the MAV, less market value adjusted excluded payments (described above); or

     4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).

--------------------------------------------------------------------------------
  134  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES OF THE INCOME ASSURER BENEFIT(R) RIDERS



The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(R) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.


For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.


Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator model portfolios include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(R) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator model portfolios.


ASSUMPTIONS:


- You purchase the contract during the 2006 calendar year with a payment of $100,000; and


- you invest all contract value in the subaccounts (protected investment options); and

- you make no additional purchase payments, partial withdrawals or changes in model portfolio; and

- the annuitant is male and age 55 at contract issue; and

- the joint annuitant is female and age 55 at contract issue.


EXAMPLE -- INCOME ASSURER BENEFIT(R) - MAV


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:


              ASSUMED                                       MAXIMUM                GUARANTEED
 CONTRACT     CONTRACT             PURCHASE               ANNIVERSARY            INCOME BENEFIT
ANNIVERSARY    VALUE               PAYMENTS              VALUE (MAV)(1)          BASE - MAV(2)
--------------------------------------------------------------------------------------------------
     1        $108,000             $100,000                 $108,000                $108,000
     2        125,000                  none                  125,000                 125,000
     3        132,000                  none                  132,000                 132,000
     4        150,000                  none                  150,000                 150,000
     5         85,000                  none                  150,000                 150,000
     6        121,000                  none                  150,000                 150,000
     7        139,000                  none                  150,000                 150,000
     8        153,000                  none                  153,000                 153,000
     9        140,000                  none                  153,000                 153,000
    10        174,000                  none                  174,000                 174,000
    11        141,000                  none                  174,000                 174,000
    12        148,000                  none                  174,000                 174,000
    13        208,000                  none                  208,000                 208,000
    14        198,000                  none                  208,000                 208,000
    15        203,000                  none                  208,000                 208,000
--------------------------------------------------------------------------------------------------


(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   135

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B -- Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS
              ------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
--------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30
    11            141,000               641.55                 642.96
    12            148,000               691.16                 692.64
    13            208,000               996.32                 998.40
    14            198,000               974.16                 976.14
    15            203,000             1,025.15               1,027.18
--------------------------------------------------------------------------

                                IAB - MAV PROVISIONS
             ----------------------------------------------------------
 CONTRACT                       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY   IAB - MAV      PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  BENEFIT BASE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
-----------  ----------------------------------------------------------
    10         $174,000           $  772.56              $  774.30
    11          174,000              791.70                 793.44
    12          174,000              812.58                 814.32
    13          208,000              996.32                 998.40
    14          208,000            1,023.36               1,025.44
    15          208,000            1,050.40               1,052.48
--------------------------------------------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS                                 IAB - MAV PROVISIONS
              ------------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)                            NEW TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST         IAB - MAV         PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)   BENEFIT BASE    SURVIVOR NO REFUND(2)
--------------------------------------------------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92            $174,000             $629.88
    11            141,000              521.70                  516.06             174,000              643.80
    12            148,000              559.44                  553.52             174,000              657.72
    13            208,000              807.04                  796.64             208,000              807.04
    14            198,000              786.06                  778.14             208,000              825.76
    15            203,000              826.21                  818.09             208,000              846.56
--------------------------------------------------------------------------------------------------------------------

             IAB - MAV PROVISIONS
             ---------------------
 CONTRACT        OLD TABLE(1)
ANNIVERSARY      PLAN D - LAST
AT EXERCISE  SURVIVOR NO REFUND(2)
-----------  ---------------------
    10              $622.92
    11               636.84
    12               650.76
    13               796.64
    14               817.44
    15               838.24
--------------------------------------------------------------------------------------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
  136  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:


                                                                                   GUARANTEED
                                                                                     INCOME
              ASSUMED                                                            BENEFIT BASE -
 CONTRACT     CONTRACT             PURCHASE              5% ACCUMULATION         5% ACCUMULATION
ANNIVERSARY    VALUE               PAYMENTS              BENEFIT BASE(1)         BENEFIT BASE(2)
------------------------------------------------------------------------------------------------
     1        $108,000             $100,000                 $105,000                $108,000
     2        125,000                  none                  110,250                 125,000
     3        132,000                  none                  115,763                 132,000
     4        150,000                  none                  121,551                 150,000
     5         85,000                  none                  127,628                 127,628
     6        121,000                  none                  134,010                 134,010
     7        139,000                  none                  140,710                 140,710
     8        153,000                  none                  147,746                 153,000
     9        140,000                  none                  155,133                 155,133
    10        174,000                  none                  162,889                 174,000
    11        141,000                  none                  171,034                 171,034
    12        148,000                  none                  179,586                 179,586
    13        208,000                  none                  188,565                 208,000
    14        198,000                  none                  197,993                 198,000
    15        203,000                  none                  207,893                 207,893
------------------------------------------------------------------------------------------------


(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS
              ------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
--------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30
    11            141,000               641.55                 642.96
    12            148,000               691.16                 692.64
    13            208,000               996.32                 998.40
    14            198,000               974.16                 976.14
    15            203,000             1,025.15               1,027.18
--------------------------------------------------------------------------

                               IAB - 5% RF PROVISIONS
             ----------------------------------------------------------
 CONTRACT                       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY  IAB - 5% RF     PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  BENEFIT BASE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
-----------  ----------------------------------------------------------
    10         $174,000           $  772.56              $  774.30
    11          171,034              778.20                 779.91
    12          179,586              838.66                 840.46
    13          208,000              996.32                 998.40
    14          198,000              974.16                 976.14
    15          207,893            1,049.86               1,051.94
--------------------------------------------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   137

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS
              --------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)
----------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92
    11            141,000              521.70                  516.06
    12            148,000              559.44                  553.52
    13            208,000              807.04                  796.64
    14            198,000              786.06                  778.14
    15            203,000              826.21                  818.09
----------------------------------------------------------------------------

                                IAB - 5% RF PROVISIONS
             -------------------------------------------------------------
 CONTRACT                        NEW TABLE(1)            OLD TABLE(1)
ANNIVERSARY   IAB - 5% RF        PLAN D - LAST           PLAN D - LAST
AT EXERCISE  BENEFIT BASE    SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)
-----------  -------------------------------------------------------------
    10         $174,000             $629.88                 $622.92
    11          171,034              632.83                  625.98
    12          179,586              678.83                  671.65
    13          208,000              807.04                  796.64
    14          198,000              786.06                  778.14
    15          207,893              846.12                  837.81
----------------------------------------------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


EXAMPLE -- INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:


                                                                                                       GUARANTEED
                                                                                                         INCOME
                                                                                                     BENEFIT BASE -
                                                                                                       GREATER OF
              ASSUMED                                    MAXIMUM                                        MAV OR 5%
 CONTRACT     CONTRACT            PURCHASE             ANNIVERSARY           5% ACCUMULATION          ACCUMULATION
ANNIVERSARY    VALUE              PAYMENTS              VALUE(1)             BENEFIT BASE(1)         BENEFIT BASE(2)
--------------------------------------------------------------------------------------------------------------------
     1        $108,000            $100,000              $108,000                $105,000                $108,000
     2        125,000                 none               125,000                 110,250                 125,000
     3        132,000                 none               132,000                 115,763                 132,000
     4        150,000                 none               150,000                 121,551                 150,000
     5         85,000                 none               150,000                 127,628                 150,000
     6        121,000                 none               150,000                 134,010                 150,000
     7        139,000                 none               150,000                 140,710                 150,000
     8        153,000                 none               153,000                 147,746                 153,000
     9        140,000                 none               153,000                 155,133                 155,133
    10        174,000                 none               174,000                 162,889                 174,000
    11        141,000                 none               174,000                 171,034                 174,000
    12        148,000                 none               174,000                 179,586                 179,586
    13        208,000                 none               208,000                 188,565                 208,000
    14        198,000                 none               208,000                 197,993                 208,000
    15        203,000                 none               208,000                 207,893                 208,000
--------------------------------------------------------------------------------------------------------------------


(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
  138  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS
              ------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
--------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30
    11            141,000               641.55                 642.96
    12            148,000               691.16                 692.64
    13            208,000               996.32                 998.40
    14            198,000               974.16                 976.14
    15            203,000             1,025.15               1,027.18
--------------------------------------------------------------------------

                                IAB - MAX PROVISIONS
             ----------------------------------------------------------
 CONTRACT                       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY   IAB - MAX      PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  BENEFIT BASE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
-----------  ----------------------------------------------------------
    10         $174,000          $   772.56             $   774.30
    11          174,000              791.70                 793.44
    12          179,586              838.66                 840.46
    13          208,000              996.32                 998.40
    14          208,000            1,023.36               1,025.44
    15          208,000            1,050.40               1,052.48
--------------------------------------------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS                                 IAB - MAX PROVISIONS
              ------------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)                            NEW TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST         IAB - MAX         PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)   BENEFIT BASE    SURVIVOR NO REFUND(2)
--------------------------------------------------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92            $174,000             $629.88
    11            141,000              521.70                  516.06             174,000              643.80
    12            148,000              559.44                  553.52             179,586              678.83
    13            208,000              807.04                  796.64             208,000              807.04
    14            198,000              786.06                  778.14             208,000              825.76
    15            203,000              826.21                  818.09             208,000              846.56
--------------------------------------------------------------------------------------------------------------------

             IAB - MAX PROVISIONS
             ---------------------
 CONTRACT        OLD TABLE(1)
ANNIVERSARY      PLAN D - LAST
AT EXERCISE  SURVIVOR NO REFUND(2)
-----------  ---------------------
    10              $622.92
    11               636.84
    12               671.65
    13               796.64
    14               817.44
    15               838.24
--------------------------------------------------------------------------------------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   139

APPENDIX N: CONDENSED FINANCIAL INFORMATION



(Unaudited)



The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                               2007         2006
-----------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (05/01/2006)
Accumulation unit value at beginning of period                    $1.06      $1.00
Accumulation unit value at end of period                          $1.06      $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2006)
Accumulation unit value at beginning of period                    $0.99      $1.00
Accumulation unit value at end of period                          $1.09      $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                        1,210        493
-----------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (05/01/2006)
Accumulation unit value at beginning of period                    $1.01      $1.00
Accumulation unit value at end of period                          $1.11      $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --
Accumulation unit value at end of period                          $1.03         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --
Accumulation unit value at end of period                          $1.05         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                        4,018         --
-----------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (05/01/2006)
Accumulation unit value at beginning of period                    $1.04      $1.00
Accumulation unit value at end of period                          $1.13      $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (05/01/2006)
Accumulation unit value at beginning of period                    $1.08      $1.00
Accumulation unit value at end of period                          $1.10      $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --
Accumulation unit value at end of period                          $1.16         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (05/01/2006)
Accumulation unit value at beginning of period                    $1.11      $1.00
Accumulation unit value at end of period                          $1.15      $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                            9          3
-----------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (05/01/2006)
Accumulation unit value at beginning of period                    $1.12      $1.00
Accumulation unit value at end of period                          $1.17      $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                        6,819      2,227
-----------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (05/01/2006)
Accumulation unit value at beginning of period                    $1.02      $1.00
Accumulation unit value at end of period                          $1.10      $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --
Accumulation unit value at end of period                          $0.90         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  140  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007           2006
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (05/01/2006)
Accumulation unit value at beginning of period                          $0.97          $1.00
Accumulation unit value at end of period                                $1.15          $0.97
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 22          4,219
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (05/01/2006)
Accumulation unit value at beginning of period                          $1.12          $1.00
Accumulation unit value at end of period                                $1.05          $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.08          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 27          1,524
-----------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.13             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              9,765             --
-----------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.14             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 20             --
-----------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of period                          $1.04          $1.00
Accumulation unit value at end of period                                $1.00          $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,836              5
-----------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.10             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.98          $1.00
Accumulation unit value at end of period                                $0.99          $0.98
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.12          $1.00
Accumulation unit value at end of period                                $1.18          $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.10             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  2             --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.10          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $0.99             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              4,857             --
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.03          $1.00
Accumulation unit value at end of period                                $1.20          $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                             12,765          9,751
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.01          $1.00
Accumulation unit value at end of period                                $1.27          $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  5              5
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.04          $1.00
Accumulation unit value at end of period                                $1.07          $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              8,725            859
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   141

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007           2006
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.99          $1.00
Accumulation unit value at end of period                                $1.13          $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                              4,921          1,866
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.05          $1.00
Accumulation unit value at end of period                                $1.22          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,053            434
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.11          $1.00
Accumulation unit value at end of period                                $1.14          $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                132              6
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.03          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 27              1
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.99          $1.00
Accumulation unit value at end of period                                $1.09          $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  3              2
-----------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.09          $1.00
Accumulation unit value at end of period                                $1.12          $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 83          2,313
-----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.05          $1.00
Accumulation unit value at end of period                                $1.15          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              9,216          3,787
-----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.11          $1.00
Accumulation unit value at end of period                                $1.12          $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                116              1
-----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.08          $1.00
Accumulation unit value at end of period                                $1.10          $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                              5,921          3,150
-----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $0.94             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  2             --
-----------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.06             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             11,694             --
-----------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.03             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (05/01/2006)
Accumulation unit value at beginning of period                          $1.00          $1.00
Accumulation unit value at end of period                                $1.02          $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  2              5
-----------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (05/01/2006)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.10          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (05/01/2006)
Accumulation unit value at beginning of period                          $1.22          $1.00
Accumulation unit value at end of period                                $1.54          $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  9              2
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  142  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007           2006
-----------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.02          $1.00
Accumulation unit value at end of period                                $1.15          $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 32             12
-----------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.12          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 10              1
-----------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.00          $1.00
Accumulation unit value at end of period                                $0.98          $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 24             20
-----------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.04          $1.00
Accumulation unit value at end of period                                $1.13          $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             13,059          3,108
-----------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.04             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             11,741             --
-----------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.03          $1.00
Accumulation unit value at end of period                                $1.01          $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.09          $1.00
Accumulation unit value at end of period                                $1.17          $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.04          $1.00
Accumulation unit value at end of period                                $0.90          $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  6          1,670
-----------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.95          $1.00
Accumulation unit value at end of period                                $0.98          $0.95
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $0.99             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,996             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (05/01/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                          $1.05          $1.00
Accumulation unit value at end of period                                $1.10          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/01/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                          $1.05          $1.00
Accumulation unit value at end of period                                $0.99          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                639             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (05/01/2006)
Accumulation unit value at beginning of period                          $1.02          $1.00
Accumulation unit value at end of period                                $1.06          $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                321             67
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash
  Management Fund at Dec. 31, 2007 were 3.44% and 3.50%, respectively.
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.04          $1.00
Accumulation unit value at end of period                                $1.09          $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             19,798          8,562
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   143

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007           2006
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.06          $1.00
Accumulation unit value at end of period                                $1.14          $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                             12,478          5,812
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND
  (05/01/2006)
Accumulation unit value at beginning of period                          $1.03          $1.00
Accumulation unit value at end of period                                $1.10          $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              9,543          6,089
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.05          $1.00
Accumulation unit value at end of period                                $1.08          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                997             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.06          $1.00
Accumulation unit value at end of period                                $1.07          $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                                517            761
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.05          $1.00
Accumulation unit value at end of period                                $1.07          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,039          2,214
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.08          $1.00
Accumulation unit value at end of period                                $1.10          $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (05/01/2006)
Accumulation unit value at beginning of period                          $0.96          $1.00
Accumulation unit value at end of period                                $1.08          $0.96
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.00             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.09          $1.00
Accumulation unit value at end of period                                $1.13          $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  4              2
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.03          $1.00
Accumulation unit value at end of period                                $1.07          $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                711            239
-----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (05/01/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                          $1.13          $1.00
Accumulation unit value at end of period                                $1.55          $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                              3,593          1,590
-----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (05/01/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.19          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.09          $1.00
Accumulation unit value at end of period                                $1.06          $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,163          5,339
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $0.85             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              2,329             --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  144  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007           2006
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.13             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 12             --
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.23          $1.00
Accumulation unit value at end of period                                $1.01          $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 71             46
-----------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (05/01/2006)
Accumulation unit value at beginning of period                          $1.09          $1.00
Accumulation unit value at end of period                                $1.26          $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                              4,011          2,127
*Effective June 1, 2008, the Fund will change its name to Wanger International.
-----------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (05/01/2006)
Accumulation unit value at beginning of period                          $1.00          $1.00
Accumulation unit value at end of period                                $1.05          $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                              3,212            306
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
-----------------------------------------------------------------------------------------------



VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                              2007     2006     2005     2004
------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.23    $1.11    $1.07    $1.00
Accumulation unit value at end of period                        $1.22    $1.23    $1.11    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 3,865    4,263    5,023    3,225
------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.18    $1.13    $1.06    $1.00
Accumulation unit value at end of period                        $1.29    $1.18    $1.13    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 2,494    2,008        3        3
------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.35    $1.18    $1.10    $1.00
Accumulation unit value at end of period                        $1.46    $1.35    $1.18    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    73       19       19       12
------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                  $1.00       --       --       --
Accumulation unit value at end of period                        $1.03       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                  $1.00       --       --       --
Accumulation unit value at end of period                        $1.04       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 9,747       --       --       --
------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.23    $1.13    $1.07    $1.00
Accumulation unit value at end of period                        $1.32    $1.23    $1.13    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 1,038    1,204    1,379      900
------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                  $1.19    $1.08    $1.07    $1.00
Accumulation unit value at end of period                        $1.19    $1.19    $1.08    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                  $1.00       --       --       --
Accumulation unit value at end of period                        $1.15       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                  $1.27    $1.11    $1.08    $1.00
Accumulation unit value at end of period                        $1.30    $1.27    $1.11    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   168      170      126       90
------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                  $1.81    $1.36    $1.19    $1.00
Accumulation unit value at end of period                        $1.87    $1.81    $1.36    $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                                17,556   13,071    8,418    3,162
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   145

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                              2007     2006     2005     2004
------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                  $1.04    $1.05    $1.05    $1.00
Accumulation unit value at end of period                        $1.12    $1.04    $1.05    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                23,067   24,580   21,086    7,249
------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                  $1.00       --       --       --
Accumulation unit value at end of period                        $0.90       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     9       --       --       --
------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period                  $1.01    $1.06    $1.06    $1.00
Accumulation unit value at end of period                        $1.19    $1.01    $1.06    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 6,538   19,124    6,266    2,495
------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                  $1.30    $1.12    $1.09    $1.00
Accumulation unit value at end of period                        $1.21    $1.30    $1.12    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    24       29       15       26
------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                  $1.06    $1.00       --       --
Accumulation unit value at end of period                        $1.06    $1.06       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 4,084    8,585       --       --
------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                  $1.00       --       --       --
Accumulation unit value at end of period                        $1.12       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                21,154       --       --       --
------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                  $1.00       --       --       --
Accumulation unit value at end of period                        $1.13       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (04/30/2004)
Accumulation unit value at beginning of period                  $1.41    $1.21    $1.17    $1.00
Accumulation unit value at end of period                        $1.35    $1.41    $1.21    $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                14,170       --       --       --
------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                  $1.00       --       --       --
Accumulation unit value at end of period                        $1.10       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.27    $1.21    $1.13    $1.00
Accumulation unit value at end of period                        $1.27    $1.27    $1.21    $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.19    $1.05    $1.02    $1.00
Accumulation unit value at end of period                        $1.25    $1.19    $1.05    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   112       67       71       72
------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                  $1.00       --       --       --
Accumulation unit value at end of period                        $1.09       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.50    $1.25    $1.14    $1.00
Accumulation unit value at end of period                        $1.53    $1.50    $1.25    $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    24       24       26        7
------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                  $1.00       --       --       --
Accumulation unit value at end of period                        $0.98       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                11,432       --       --       --
------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.38    $1.27    $1.11    $1.00
Accumulation unit value at end of period                        $1.59    $1.38    $1.27    $1.11
Number of accumulation units outstanding at end of period
  (000 omitted)                                                42,111   45,962   19,309    6,485
------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.11    $1.06    $1.03    $1.00
Accumulation unit value at end of period                        $1.38    $1.11    $1.06    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    15       15       --       --
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  146  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                              2007     2006     2005     2004
------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.05    $1.03    $1.03    $1.00
Accumulation unit value at end of period                        $1.08    $1.05    $1.03    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                30,874   10,450    8,474    3,024
------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.55    $1.40    $1.21    $1.00
Accumulation unit value at end of period                        $1.75    $1.55    $1.40    $1.21
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 9,998    6,670    2,154      194
------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.48    $1.28    $1.10    $1.00
Accumulation unit value at end of period                        $1.70    $1.48    $1.28    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 4,606    5,282    5,025    3,210
------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.30    $1.12    $1.12    $1.00
Accumulation unit value at end of period                        $1.32    $1.30    $1.12    $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 1,849    1,382    1,066      516
------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.27    $1.11    $1.09    $1.00
Accumulation unit value at end of period                        $1.21    $1.27    $1.11    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   151       68       53       34
------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.18    $1.11    $1.08    $1.00
Accumulation unit value at end of period                        $1.29    $1.18    $1.11    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   125       98      115      111
------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.37    $1.18    $1.09    $1.00
Accumulation unit value at end of period                        $1.39    $1.37    $1.18    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   542    6,611      374      369
------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.22    $1.10    $1.16    $1.00
Accumulation unit value at end of period                        $1.33    $1.22    $1.10    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                26,747   18,800    7,744    2,656
------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.43    $1.20    $1.12    $1.00
Accumulation unit value at end of period                        $1.44    $1.43    $1.20    $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   148      112       57       25
------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.51    $1.32    $1.19    $1.00
Accumulation unit value at end of period                        $1.53    $1.51    $1.32    $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                                17,019   14,517    6,833    2,746
------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                  $1.00       --       --       --
Accumulation unit value at end of period                        $0.94       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                  $1.00       --       --       --
Accumulation unit value at end of period                        $1.05       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                25,309       --       --       --
------------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                  $1.00       --       --       --
Accumulation unit value at end of period                        $1.03       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                  $1.19    $1.07    $1.04    $1.00
Accumulation unit value at end of period                        $1.19    $1.19    $1.07    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     9       10       11       12
------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                  $1.20    $1.09    $1.09    $1.00
Accumulation unit value at end of period                        $1.22    $1.20    $1.09    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   102      106       69       53
------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                  $1.82    $1.42    $1.24    $1.00
Accumulation unit value at end of period                        $2.28    $1.82    $1.42    $1.24
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   120       32        1        1
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   147

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                              2007     2006     2005     2004
------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.15    $1.09    $1.06    $1.00
Accumulation unit value at end of period                        $1.29    $1.15    $1.09    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 8,700   10,182    8,509    3,218
------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.48    $1.29    $1.15    $1.00
Accumulation unit value at end of period                        $1.54    $1.48    $1.29    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   231      209      177       72
------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.41    $1.25    $1.16    $1.00
Accumulation unit value at end of period                        $1.36    $1.41    $1.25    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    71       75       59       31
------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.13    $1.07    $1.07    $1.00
Accumulation unit value at end of period                        $1.21    $1.13    $1.07    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                38,909   20,731   11,203    4,674
------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                  $1.00       --       --       --
Accumulation unit value at end of period                        $1.03       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                26,289       --       --       --
------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.15    $1.14    $1.03    $1.00
Accumulation unit value at end of period                        $1.12    $1.15    $1.14    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   144      142      109       57
------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.57    $1.26    $1.14    $1.00
Accumulation unit value at end of period                        $1.67    $1.57    $1.26    $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    27       --       --       --
------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.43    $1.24    $1.18    $1.00
Accumulation unit value at end of period                        $1.22    $1.43    $1.24    $1.18
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   192    4,666       76       17
------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.29    $1.25    $1.14    $1.00
Accumulation unit value at end of period                        $1.32    $1.29    $1.25    $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     8        8       --       --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                  $1.00       --       --       --
Accumulation unit value at end of period                        $0.99       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                19,856       --       --       --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                  $1.23    $1.08    $1.10    $1.00
Accumulation unit value at end of period                        $1.28    $1.23    $1.08    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                  $1.41    $1.19    $1.15    $1.00
Accumulation unit value at end of period                        $1.31    $1.41    $1.19    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                12,674   11,121   10,647    4,456
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (04/30/2004)
Accumulation unit value at beginning of period                  $1.03    $1.00    $0.99    $1.00
Accumulation unit value at end of period                        $1.05    $1.03    $1.00    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 3,584    1,771      839      136
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash
  Management Fund at Dec. 31, 2007 were 2.59% and 2.63%, respectively.
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.06    $1.03    $1.03    $1.00
Accumulation unit value at end of period                        $1.09    $1.06    $1.03    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                49,906   27,709      237      220
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.51    $1.29    $1.15    $1.00
Accumulation unit value at end of period                        $1.60    $1.51    $1.29    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                31,206   25,297    8,506       34
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  148  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                              2007     2006     2005     2004
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (05/01/2006)
Accumulation unit value at beginning of period                  $1.02    $1.00       --       --
Accumulation unit value at end of period                        $1.08    $1.02       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                24,803   19,914       --       --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.24    $1.14    $1.07    $1.00
Accumulation unit value at end of period                        $1.26    $1.24    $1.14    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 2,883       38       38       --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.20    $1.10    $1.08    $1.00
Accumulation unit value at end of period                        $1.20    $1.20    $1.10    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 4,514    5,751    3,150      830
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/01/2004)
Accumulation unit value at beginning of period                  $1.18    $1.11    $1.09    $1.00
Accumulation unit value at end of period                        $1.18    $1.18    $1.11    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                14,534    6,780        8        8
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.24    $1.09    $1.05    $1.00
Accumulation unit value at end of period                        $1.25    $1.24    $1.09    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                10,759   11,734   14,054    9,019
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.13    $1.15    $1.07    $1.00
Accumulation unit value at end of period                        $1.26    $1.13    $1.15    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   906    1,023    1,088      697
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                  $1.00       --       --       --
Accumulation unit value at end of period                        $0.99       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    69       --       --       --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.25    $1.11    $1.08    $1.00
Accumulation unit value at end of period                        $1.29    $1.25    $1.11    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   147      142      132       48
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.01    $0.99    $1.00    $1.00
Accumulation unit value at end of period                        $1.05    $1.01    $0.99    $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 5,294    3,802    1,781      218
------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                  $2.01    $1.53    $1.17    $1.00
Accumulation unit value at end of period                        $2.73    $2.01    $1.53    $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 7,826    7,742    4,979    2,159
------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                  $1.55    $1.27    $1.14    $1.00
Accumulation unit value at end of period                        $1.71    $1.55    $1.27    $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     2        2        1       --
------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.31    $1.15    $1.13    $1.00
Accumulation unit value at end of period                        $1.26    $1.31    $1.15    $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                39,815   41,096   23,606    8,260
------------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                  $1.00       --       --       --
Accumulation unit value at end of period                        $0.85       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 4,909       --       --       --
------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                  $1.00       --       --       --
Accumulation unit value at end of period                        $1.12       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $2.12    $1.57    $1.37    $1.00
Accumulation unit value at end of period                        $1.72    $2.12    $1.57    $1.37
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   728      573      619      292
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   149

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                              2007     2006     2005     2004
------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (04/30/2004)
Accumulation unit value at beginning of period                  $1.93    $1.43    $1.20    $1.00
Accumulation unit value at end of period                        $2.20    $1.93    $1.43    $1.20
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 7,675    6,793    3,916    1,854
*Effective June 1, 2008, the Fund will change its name to Wanger International.
------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (04/30/2004)
Accumulation unit value at beginning of period                  $1.33    $1.26    $1.15    $1.00
Accumulation unit value at end of period                        $1.38    $1.33    $1.26    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                11,339    6,970    5,234    2,030
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  150  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p.  6
Financial Statements


--------------------------------------------------------------------------------
                RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS   151

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member FINRA.

Insurance and annuity products are issued by RiverSource Life Insurance Company.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


273417 J (5/08)

PROSPECTUS


MAY 1, 2008


RIVERSOURCE(R)

INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)


            829 Ameriprise Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 333-3437
            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT


This prospectus contains information that you should know before investing. Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust
Credit Suisse Trust
Dreyfus Investment Portfolios, Service Share Class
Dreyfus Variable Investment Fund, Service Share Class
Eaton Vance Variable Trust (VT)
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products Trust   (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Janus Aspen Series: Service Shares
Legg Mason Variable Investment Trust
MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds, Service Shares
PIMCO Variable Investment Trust (VIT)
Putnam Variable Trust - Class IB Shares

RidgeWorth Variable Trust (previously STI Classic Variable Trust)


RiverSource Variable Series Trust (RVST) formerly known as RiverSource(SM) Variable Portfolio Funds


The Universal Institutional Funds, Inc., Class II Shares

Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

NEW INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

--------------------------------------------------------------------------------
       RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   1

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.

TABLE OF CONTENTS


KEY TERMS.......................................   3
THE CONTRACT IN BRIEF...........................   5
EXPENSE SUMMARY.................................   7
CONDENSED FINANCIAL INFORMATION (UNAUDITED).....  15
FINANCIAL STATEMENTS............................  15
THE VARIABLE ACCOUNT AND THE FUNDS..............  15
GUARANTEE PERIOD ACCOUNTS (GPAS)................  32
THE FIXED ACCOUNT...............................  33
BUYING YOUR CONTRACT............................  35
CHARGES.........................................  38
VALUING YOUR INVESTMENT.........................  44
MAKING THE MOST OF YOUR CONTRACT................  45
WITHDRAWALS.....................................  55
TSA -- SPECIAL PROVISIONS.......................  56
CHANGING OWNERSHIP..............................  56
BENEFITS IN CASE OF DEATH.......................  57
OPTIONAL BENEFITS...............................  60
THE ANNUITY PAYOUT PERIOD.......................  83
TAXES...........................................  85
VOTING RIGHTS...................................  88
SUBSTITUTION OF INVESTMENTS.....................  88
ABOUT THE SERVICE PROVIDERS.....................  89
ADDITIONAL INFORMATION..........................  90
APPENDIX A: EXAMPLE --
  MARKET VALUE ADJUSTMENT (MVA).................  93
APPENDIX B: EXAMPLE --
  INCOME ASSURER BENEFIT(SM) RIDER FEE..........  95
APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES.......  96
APPENDIX D: EXAMPLE -- DEATH BENEFITS........... 101
APPENDIX E: EXAMPLE --
  ACCUMULATION PROTECTOR BENEFIT(R) RIDER....... 104
APPENDIX F: EXAMPLE --
  GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R)
  RIDER......................................... 106
APPENDIX G: GUARANTOR WITHDRAWAL BENEFIT FOR
  LIFE(R) RIDER -- ADDITIONAL RMD DISCLOSURE.... 108
APPENDIX H: GUARANTOR(R) WITHDRAWAL BENEFIT --
  RIDER B DISCLOSURE............................ 110
APPENDIX I: GUARANTOR(R) WITHDRAWAL BENEFIT
  RIDER -- ADDITIONAL RMD DISCLOSURE............ 115
APPENDIX J: EXAMPLE --
  GUARANTOR(R) WITHDRAWAL BENEFIT RIDER......... 116
APPENDIX K: EXAMPLE --
  INCOME ASSURER BENEFIT(R) RIDERS.............. 118
APPENDIX L: EXAMPLE --
  BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER...... 123
APPENDIX M: EXAMPLE --
  BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT
  RIDER......................................... 124
APPENDIX N: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)................................... 126
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION........... 138





--------------------------------------------------------------------------------
  2  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and any purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.



MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a guarantee period account is withdrawn or transferred more than 30 days before the end of its guarantee period.


OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: For contracts purchased prior to May 1, 2006 with a seven-year withdrawal charge schedule only, an addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment. Purchase payment credits are not be available on contracts purchased on or after May 1, 2006 in most states.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code


- SIMPLE IRAs under Section 408(p) of the Code


- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.
--------------------------------------------------------------------------------
       RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   3

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.


RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------
  4  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account, the DCA fixed account and/or subaccounts of the variable account under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits up to the maximum withdrawal charge. (See "Buying Your
Contract -- Purchase Payment Credits.") We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:


- the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds")



- the GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts (GPAs)")



- the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See "The Fixed
  Account -- One-Year Fixed Account")



- the DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See "The Fixed Account -- DCA Fixed Account")



BUYING A CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See "Buying Your Contract")


After carefully reviewing this prospectus and any other disclosure materials you are provided, make sure you understand how the variable annuity and any optional benefit riders you choose work. Make sure that the annuity and any optional rider you are considering will meet both your current and anticipated future financial situation and needs. Some of the factors among others you may wish to consider before you buy a variable annuity or choose an optional benefit rider include:

- Your age: if you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit.


- How long you plan to hold your annuity: The contract has withdrawal charges. (See "Charges") Does the contract meet your current and anticipated future needs for liquidity?



- How and when you plan to take money from your annuity: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payments. In addition, certain withdrawals may be subject to a federal income tax penalty. (See "Withdrawals")


--------------------------------------------------------------------------------
       RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   5

- Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.


- Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (See "Making the Most of Your Contract -- Transferring Among Accounts")


- If you can afford the contract: are your annual income and assets adequate to buy the annuity and any optional benefit riders you may choose?


- The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (See "Charges")



Your investment professional will help you complete and submit an application. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. If you do not provide us the information, we may not be able to issue your contract. If we are unable to verify your identity, we reserve the right to reject your application or take such other steps as we deem reasonable. Applications are subject to acceptance at our administrative office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. (See "Buying Your Contract")



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts")



WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")



OPTIONAL BENEFITS: This contract offers features that are available for additional charges if you meet certain criteria. Optional benefits may require the use of a model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial withdrawals that can be taken under the optional benefit during a contract year. (See "Optional Benefits")



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See "Benefits in Case of Death")



ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (See "The Annuity Payout Period")



TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes")


--------------------------------------------------------------------------------
  6  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                    SEVEN-YEAR SCHEDULE                      FIVE-YEAR SCHEDULE*
           YEARS FROM PURCHASE  WITHDRAWAL CHARGE   YEARS FROM PURCHASE  WITHDRAWAL CHARGE
             PAYMENT RECEIPT       PERCENTAGE         PAYMENT RECEIPT       PERCENTAGE
                    1                   8%                   1                   8%
                    2                   8                    2                   7
                    3                   7                    3                   6
                    4                   7                    4                   4
                    5                   6                    5                   2
                    6                   5               Thereafter               0
                    7                   3
                  Thereafter            0

* The five-year withdrawal charge schedule may not be available in all states.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the contract option shown below and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


FOR CONTRACTS PURCHASED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE

                                                              AND YOUR AIR IS 3.5%, THEN YOUR   AND YOUR AIR IS 5.0%, THEN YOUR
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:                         DISCOUNT RATE PERCENT (%) IS:     DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
 Seven-year withdrawal charge schedule                                      5.90%                             7.40%
 Five-year withdrawal charge schedule                                       6.15%                             7.65%
NONQUALIFIED
 Seven-year withdrawal charge schedule                                      6.10%                             6.25%
 Five-year withdrawal charge schedule                                       7.70%                             7.85%

FOR ALL OTHER CONTRACTS

                                                           AND YOUR AIR IS 3.5%, THEN YOUR      AND YOUR AIR IS 5.0%, THEN YOUR
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:                      DISCOUNT RATE PERCENT (%) IS:        DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
 Seven-year withdrawal charge schedule                                   6.00%                                7.50%
 Five-year withdrawal charge schedule                                    6.15%                                7.65%
NONQUALIFIED
 Seven-year withdrawal charge schedule                                   6.20%                                6.35%
 Five-year withdrawal charge schedule                                    7.70%                                7.85%

--------------------------------------------------------------------------------
       RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   7

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE

                                                              MORTALITY AND            VARIABLE ACCOUNT           TOTAL VARIABLE
                                                             EXPENSE RISK FEE        ADMINISTRATIVE CHARGE        ACCOUNT EXPENSE
QUALIFIED ANNUITIES
 ROP Death Benefit                                                 0.90%                     0.15%                     1.05%
 MAV Death Benefit                                                 1.10                      0.15                      1.25
 5% Accumulation Death Benefit                                     1.25                      0.15                      1.40
 Enhanced Death Benefit                                            1.30                      0.15                      1.45
NONQUALIFIED ANNUITIES
 ROP Death Benefit                                                 1.05                      0.15                      1.20
 MAV Death Benefit                                                 1.25                      0.15                      1.40
 5% Accumulation Death Benefit                                     1.40                      0.15                      1.55
 Enhanced Death Benefit                                            1.45                      0.15                      1.60

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS

                                                              MORTALITY AND            VARIABLE ACCOUNT           TOTAL VARIABLE
                                                             EXPENSE RISK FEE        ADMINISTRATIVE CHARGE        ACCOUNT EXPENSE
QUALIFIED ANNUITIES
 ROP Death Benefit                                                 1.00%                     0.15%                     1.15%
 MAV Death Benefit                                                 1.20                      0.15                      1.35
 5% Accumulation Death Benefit                                     1.35                      0.15                      1.50
 Enhanced Death Benefit                                            1.40                      0.15                      1.55
NONQUALIFIED ANNUITIES
 ROP Death Benefit                                                 1.15                      0.15                      1.30
 MAV Death Benefit                                                 1.35                      0.15                      1.50
 5% Accumulation Death Benefit                                     1.50                      0.15                      1.65
 Enhanced Death Benefit                                            1.55                      0.15                      1.70


FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE


QUALIFIED ANNUITIES
 ROP Death Benefit                                                  1.20%                     0.15%                     1.35%
 MAV Death Benefit                                                  1.40                      0.15                      1.55
 5% Accumulation Death Benefit                                      1.55                      0.15                      1.70
 Enhanced Death Benefit                                             1.60                      0.15                      1.75
NONQUALIFIED ANNUITIES
 ROP Death Benefit                                                  1.35                      0.15                      1.50
 MAV Death Benefit                                                  1.55                      0.15                      1.70
 5% Accumulation Death Benefit                                      1.70                      0.15                      1.85
 Enhanced Death Benefit                                             1.75                      0.15                      1.90

--------------------------------------------------------------------------------
  8  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                         $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full withdrawal.)

OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.


 BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                  0.25%
 BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE             0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS

If eligible, you may select one of the following optional living benefits if available in your state. Each optional living benefit requires the use of an asset allocation model portfolio. The fees apply only if you elect one of these benefits.


 ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                  MAXIMUM: 1.75%    CURRENT: 0.55%


(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)


 GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE           MAXIMUM: 1.50%    CURRENT: 0.65%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)


 GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE                    MAXIMUM: 1.50%    CURRENT: 0.55%


(As a percentage of contract value charged annually on the contract anniversary.)


 INCOME ASSURER BENEFIT(R) - MAV RIDER FEE                    MAXIMUM: 1.50%    CURRENT: 0.30%(1)
 INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE     MAXIMUM: 1.75%    CURRENT: 0.60%(1)
 RIDER FEE
 INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5%             MAXIMUM: 2.00%    CURRENT: 0.65%(1)
 ACCUMULATION BENEFIT BASE RIDER FEE


(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)


(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(R) - MAV -- 0.55%, Income Assurer Benefit(R) -- 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(R) -- Greater of MAV or 5% Accumulation Benefit
     Base -- 0.75%.


--------------------------------------------------------------------------------
       RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   9

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                MINIMUM                       MAXIMUM
 Total expenses before fee waivers and/or expense
 reimbursements                                                  0.52%                         2.09%


(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 AIM V.I. Basic Value Fund, Series II      0.67%          0.25%          0.29%               --%                   1.21%
 Shares
 AIM V.I. Capital Appreciation Fund,       0.61           0.25           0.27                --                    1.13
 Series II Shares
 AIM V.I. Capital Development Fund,        0.75           0.25           0.31                --                    1.31(1)
 Series II Shares
 AIM V.I. Global Health Care Fund,         0.75           0.25           0.32              0.01                    1.33(1)
 Series II Shares
 AIM V.I. International Growth Fund,       0.71           0.25           0.36              0.01                    1.33(1)
 Series II Shares
 AIM V.I. Mid Cap Core Equity Fund,        0.72           0.25           0.29              0.03                    1.29(1)
 Series II Shares
 AllianceBernstein VPS Balanced Shares     0.55           0.25           0.18                --                    0.98
 Portfolio (Class B)
 AllianceBernstein VPS Global              0.75           0.25           0.17                --                    1.17
 Technology Portfolio (Class B)
 AllianceBernstein VPS Growth and          0.55           0.25           0.04                --                    0.84
 Income Portfolio (Class B)
 AllianceBernstein VPS International       0.75           0.25           0.06                --                    1.06
 Value Portfolio (Class B)
 American Century VP Inflation             0.49           0.25           0.01                --                    0.75
 Protection, Class II
 American Century VP International,        1.10           0.25           0.01                --                    1.36
 Class II
 American Century VP Mid Cap Value,        0.90           0.25           0.01                --                    1.16
 Class II
 American Century VP Ultra(R), Class       0.90           0.25           0.01                --                    1.16
 II
 American Century VP Value, Class II       0.83           0.25           0.01                --                    1.09
 Columbia High Yield Fund, Variable        0.78           0.25           0.12                --                    1.15(2)
 Series, Class B
 Columbia Marsico Growth Fund,             0.97             --           0.02                --                    0.99
 Variable Series, Class A
 Columbia Marsico International            1.02           0.25           0.12                --                    1.39
 Opportunities Fund, Variable Series,
 Class B
 Columbia Small Cap Value Fund,            0.80           0.25           0.09                --                    1.14(3)
 Variable Series, Class B
 Credit Suisse Trust - Commodity           0.50           0.25           0.28                --                    1.03(4)
 Return Strategy Portfolio
 Dreyfus Investment Portfolios MidCap      0.75           0.25           0.05                --                    1.05(5)
 Stock Portfolio, Service Shares
 Dreyfus Investment Portfolios             0.75           0.25           0.09              0.01                    1.10
 Technology Growth Portfolio, Service
 Shares
 Dreyfus Variable Investment Fund          0.75           0.25           0.05                --                    1.05
 Appreciation Portfolio, Service
 Shares
 Dreyfus Variable Investment Fund          0.75           0.25           0.28                --                    1.28
 International Equity Portfolio,
 Service Shares
 Dreyfus Variable Investment Fund          1.00           0.25           0.19                --                    1.44
 International Value Portfolio,
 Service Shares
 Eaton Vance VT Floating-Rate Income       0.57           0.25           0.32                --                    1.14
 Fund
 Fidelity(R) VIP Contrafund(R)             0.56           0.25           0.09                --                    0.90
 Portfolio Service Class 2
 Fidelity(R) VIP Growth Portfolio          0.56           0.25           0.09                --                    0.90
 Service Class 2
 Fidelity(R) VIP Investment Grade Bond     0.32           0.25           0.11                --                    0.68
 Portfolio Service Class 2


--------------------------------------------------------------------------------
  10  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 Fidelity(R) VIP Mid Cap Portfolio         0.56%          0.25%          0.10%               --%                   0.91%
 Service Class 2
 Fidelity(R) VIP Overseas Portfolio        0.71           0.25           0.14                --                    1.10
 Service Class 2
 FTVIPT Franklin Income Securities         0.45           0.25           0.02                --                    0.72
 Fund - Class 2
 FTVIPT Franklin Rising Dividends          0.58           0.25           0.02              0.01                    0.86(6)
 Securities Fund - Class 2
 FTVIPT Franklin Small-Mid Cap Growth      0.47           0.25           0.28              0.01                    1.01(6)
 Securities Fund - Class 2
 FTVIPT Mutual Shares Securities           0.59           0.25           0.13                --                    0.97
 Fund - Class 2
 FTVIPT Templeton Global Income            0.50           0.25           0.14                --                    0.89
 Securities Fund - Class 2
 FTVIPT Templeton Growth Securities        0.73           0.25           0.03                --                    1.01
 Fund - Class 2
 Goldman Sachs VIT Mid Cap Value           0.80             --           0.07                --                    0.87
 Fund - Institutional Shares
 Goldman Sachs VIT Structured U.S.         0.65             --           0.07                --                    0.72(7)
 Equity Fund - Institutional Shares
 Janus Aspen Series Large Cap Growth       0.64           0.25           0.02              0.01                    0.92
 Portfolio: Service Shares
 Legg Mason Partners Variable Small        0.75             --           0.35                --                    1.10(8)
 Cap Growth Portfolio, Class I
 MFS(R) Investors Growth Stock             0.75           0.25           0.11                --                    1.11
 Series - Service Class
 MFS(R) New Discovery Series - Service     0.90           0.25           0.11                --                    1.26
 Class
 MFS(R) Total Return Series - Service      0.75           0.25           0.08                --                    1.08(9)
 Class
 MFS(R) Utilities Series - Service         0.75           0.25           0.10                --                    1.10(9)
 Class
 Oppenheimer Capital Appreciation          0.64           0.25           0.02                --                    0.91
 Fund/VA, Service Shares
 Oppenheimer Global Securities             0.62           0.25           0.02                --                    0.89
 Fund/VA, Service Shares
 Oppenheimer Main Street Small Cap         0.70           0.25           0.02                --                    0.97
 Fund/VA, Service Shares
 Oppenheimer Strategic Bond Fund/VA,       0.57           0.25           0.02              0.02                    0.86(10)
 Service Shares
 PIMCO VIT All Asset Portfolio,            0.18           0.25           0.25              0.69                    1.37(11)
 Advisor Share Class
 Putnam VT Health Sciences                 0.70           0.25           0.13                --                    1.08
 Fund - Class IB Shares
 Putnam VT International Equity            0.73           0.25           0.11              0.01                    1.10
 Fund - Class IB Shares
 Putnam VT Small Cap Value                 0.77           0.25           0.10              0.07                    1.19
 Fund - Class IB Shares
 Putnam VT Vista Fund - Class IB           0.65           0.25           0.11                --                    1.01
 Shares
 RidgeWorth Variable Trust Large Cap       0.85             --           0.34                --                    1.19(12)
 Core Equity Fund
 (previously STI Classic Variable
 Trust Large Cap Core Equity Fund)
 RidgeWorth Variable Trust Large Cap       0.97             --           0.29                --                    1.26(12)
 Growth Stock Fund
 (previously STI Classic Variable
 Trust Large Cap Growth Stock Fund)
 RidgeWorth Variable Trust Large Cap       0.80             --           0.26                --                    1.06(12)
 Value Equity Fund
 (previously STI Classic Variable
 Trust Large Cap Value Equity Fund)
 RidgeWorth Variable Trust Mid-Cap         1.00             --           0.39                --                    1.39(12)
 Core Equity Fund
 (previously STI Classic Variable
 Trust Mid-Cap Core Equity Fund)
 RidgeWorth Variable Trust Small Cap       1.15             --           0.36                --                    1.51(12)
 Value Equity Fund
 (previously STI Classic Variable
 Trust Small Cap Value Equity Fund)
 RVST RiverSource(R) Partners Variable     0.70           0.13           0.16                --                    0.99(13)
 Portfolio - Fundamental Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Fundamental Value Fund)
 RVST RiverSource(R) Partners Variable     0.83           0.13           1.13                --                    2.09(13)
 Portfolio - Select Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Select Value Fund)
 RVST RiverSource(R) Partners Variable     0.97           0.13           0.18                --                    1.28(13)
 Portfolio - Small Cap Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Small Cap Value Fund)
 RVST RiverSource(R) Variable              0.33           0.13           0.14                --                    0.60
 Portfolio - Cash Management Fund
 RVST RiverSource(R) Variable              0.45           0.13           0.16                --                    0.74
 Portfolio - Diversified Bond Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.14                --                    0.86
 Portfolio - Diversified Equity Income
 Fund
 RVST RiverSource(R) Variable              0.44           0.13           0.17                --                    0.74(13)
 Portfolio - Global Inflation
 Protected Securities Fund
 RVST RiverSource(R) Variable              0.60           0.13           0.16                --                    0.89
 Portfolio - Growth Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.15                --                    0.87
 Portfolio - High Yield Bond Fund


--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   11

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 RVST RiverSource(R) Variable              0.61%          0.13%          0.17%               --%                   0.91%
 Portfolio - Income Opportunities Fund
 RVST RiverSource(R) Variable              0.58           0.13           0.15                --                    0.86
 Portfolio - Large Cap Equity Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.36                --                    1.08(13)
 Portfolio - Large Cap Value Fund
 RVST RiverSource(R) Variable              0.58           0.13           0.15                --                    0.86
 Portfolio - Mid Cap Growth Fund
 RVST RiverSource(R) Variable              0.73           0.13           0.17                --                    1.03(13)
 Portfolio - Mid Cap Value Fund
 RVST RiverSource(R) Variable              0.22           0.13           0.17                --                    0.52(13)
 Portfolio - S&P 500 Index Fund
 RVST RiverSource(R) Variable              0.48           0.13           0.18                --                    0.79
 Portfolio - Short Duration U.S.
 Government Fund
 RVST Threadneedle(R) Variable             1.11           0.13           0.26                --                    1.50
 Portfolio - Emerging Markets Fund
 (previously RiverSource(R) Variable
 Portfolio - Emerging Markets Fund)
 RVST Threadneedle(R) Variable             0.69           0.13           0.19                --                    1.01
 Portfolio - International Opportunity
 Fund
 (previously RiverSource(R) Variable
 Portfolio - International Opportunity
 Fund)
 Van Kampen Life Investment Trust          0.56           0.25           0.03                --                    0.84
 Comstock Portfolio, Class II Shares
 Van Kampen UIF Global Real Estate         0.85           0.35           0.38                --                    1.58(14)
 Portfolio, Class II Shares
 Van Kampen UIF Mid Cap Growth             0.75           0.35           0.35                --                    1.45(14)
 Portfolio, Class II Shares
 Van Kampen UIF U.S. Real Estate           0.74           0.35           0.29                --                    1.38(14)
 Portfolio, Class II Shares
 Wanger International Small Cap            0.88             --           0.11                --                    0.99
 (effective June 1, 2008, the Fund
 will change its name to Wanger
 International)
 Wanger U.S. Smaller Companies             0.90             --           0.05                --                    0.95
 (effective June 1, 2008, the Fund
 will change its name to Wanger USA)



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 1.30% for AIM V.I. Capital Development Fund, Series II Shares, 1.32% for AIM V.I. Global Health Care Fund, Series II Shares, 1.32% for AIM V.I. International Growth Fund, Series II Shares and 1.27% for AIM V.I. Mid Cap Core Equity Fund, Series II Shares.


(2) The Fund's investment adviser has contractually agreed to waive 0.19% of the distribution (12b-1) fees until April 30, 2009. In addition, the Fund's investment adviser has contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual Fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, (if any)) do not exceed 0.60% annually through April 30, 2009. If these waivers were reflected in the above table, net expenses would be 0.66%. There is no guarantee that these waivers and/or limitations will continue after April 30, 2009.


(3) The Distributor and/or the Advisor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.10% of the Fund's average daily net assets. If the waiver were reflected in the above table, net expenses would be 1.10%. The Advisor or the Distributor may modify or terminate these arrangements at any time.


(4) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust - Commodity Return Strategy Portfolio.


(5) The Dreyfus Corporation has agreed, until May 1, 2009, to waive receipt of its fees and/or assume the expenses of the portfolio so that the net expenses (subject to certain exclusions) do not exceed 0.90% for Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares.


(6) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.85% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and 1.00% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.


(7) The Investment Adviser has voluntarily agreed to reduce or limit "Other expenses" (subject to certain exclusions) equal on an annualized basis to 0.044% of the Fund's average daily net assets. The expense reduction may be terminated at any time at the option of the Investment Adviser. After expense reductions net expenses would be 0.71% for Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares.


(8) Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected to exceed 1.00%. These voluntary fee waivers and reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. After fee waivers and expense reimbursements net expenses would be 1.00%.


(9) MFS has agreed in writing to reduce its management fee to 0.65% for MFS Total Return Series annually on average daily net assets in excess of $3 billion and 0.70% for MFS Utilities Series annually on average daily net assets in excess of $1 billion. After fee reductions net expenses would be 1.05% for MFS Total Return Series - Service Class and 1.07% for MFS Utilities Series - Service Class. This written agreement will remain in effect until modified by the Fund's Board of Trustees.


(10) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2007, the transfer agent fees did not exceed this expense limitation. The Manager will voluntarily waive fees and/or reimburse Fund


--------------------------------------------------------------------------------
  12 RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund and OFI Master Loan Fund LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82% for Oppenheimer Strategic Bond Fund/VA, Service Shares.


(11) PIMCO has contractually agreed through Dec. 31, 2008, to reduce its advisory fee to the extent that the "Acquired fund fees and expenses" attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the acquired funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. After fee waivers and expense reimbursements, the net expenses would be 1.35%.


(12) RidgeWorth fee waivers are contractual through May 1, 2009. After fee waivers and expense reimbursements net expenses would be 1.00% for RidgeWorth Variable Trust Large Cap Core Equity Fund, 1.00% for RidgeWorth Variable Trust Large Cap Growth Stock Fund, 0.95% for RidgeWorth Variable Trust Large Cap Value Equity Fund, 1.10% for RidgeWorth Variable Trust Mid-Cap Core Equity Fund and 1.20% for RidgeWorth Variable Trust Small Cap Value Equity Fund.


(13) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 0.98% for RVST RiverSource(R) Partners Variable
      Portfolio - Fundamental Value Fund, 1.03% for RVST RiverSource(R) Partners Variable Portfolio - Select Value Fund, 1.20% for RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value Fund, 0.72% for RVST RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund, 1.05% for RVST RiverSource(R) Variable Portfolio - Large Cap Value Fund, 1.05% for RVST RiverSource(R) Variable Portfolio - Mid Cap Value Fund and 0.51% for RVST RiverSource(R) Variable Portfolio - S&P 500 Index Fund.


(14) After giving effect to the Adviser's voluntary fee waivers and/or expense reimbursement, the net expenses incurred by investors including certain investment related expenses, was 1.40% for Van Kampen UIF Global Real Estate Portfolio, Class II Shares, 1.16% for Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares and 1.28% for Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares.


--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   13

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the MAV Death Benefit, Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(R) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                      IF YOU WITHDRAW YOUR CONTRACT                    OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                AT THE END OF THE APPLICABLE TIME PERIOD:             AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY           1 YEAR     3 YEARS     5 YEARS     10 YEARS           1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal
 charge schedule for
 contracts purchased on or
 after May 1, 2006 and if
 available in your state       $1,410      $2,549      $3,712      $6,382             $610       $1,849      $3,112      $6,382
 Seven-year withdrawal
 charge schedule for all
 other contracts                1,420       2,578       3,758       6,460              620        1,878       3,158       6,460
 Five-year withdrawal
 charge schedule                1,441       2,536       3,449       6,611              641        1,936       3,249       6,611



QUALIFIED ANNUITY                      1 YEAR    3 YEARS    5 YEARS    10 YEARS          1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge
 schedule for contracts purchased
 on or after May 1, 2006 and if
 available in your state               $ 962     $1,203     $1,468      $1,893            $162     $  503     $  868      $1,893
 Seven-year withdrawal charge
 schedule for all other contracts      1,405      2,534      3,689       6,344             605      1,834      3,089       6,344
 Five-year withdrawal charge
 schedule                              1,425      2,492      3,381       6,498             625      1,892      3,181       6,498


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                      IF YOU WITHDRAW YOUR CONTRACT                    OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                AT THE END OF THE APPLICABLE TIME PERIOD:             AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY           1 YEAR     3 YEARS     5 YEARS     10 YEARS           1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal
 charge schedule for
 contracts purchased on or
 after May 1, 2006 and if
 available in your state       $  978      $1,250      $1,547      $2,057             $178        $550       $  947      $2,057
 Seven-year withdrawal
 charge schedule for all
 other contracts                  988       1,281       1,600       2,166              188         581        1,000       2,166
 Five-year withdrawal
 charge schedule                1,008       1,244       1,304       2,380              208         644        1,104       2,380



QUALIFIED ANNUITY                      1 YEAR    3 YEARS    5 YEARS    10 YEARS          1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge
 schedule for contracts purchased
 on or after May 1, 2006 and if
 available in your state               $1,395    $2,505     $3,643      $6,265            $595     $1,805     $3,043      $6,265
 Seven-year withdrawal charge
 schedule for all other contracts        973      1,235      1,521       2,003             173        535        921       2,003
 Five-year withdrawal charge
 schedule                                993      1,197      1,226       2,220             193        597      1,026       2,220



(1) In these examples, the $40 contract administrative charge is estimated as .013% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

--------------------------------------------------------------------------------
  14  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(Unaudited)


You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix N.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a

--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   15
  redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds, and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

--------------------------------------------------------------------------------
  16  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).


  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   17

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
AIM V.I. Basic Value Fund,    Long-term growth of capital. Invests at least     Invesco Aim Advisors, Inc. adviser,
Series II Shares              65% of its total assets in equity securities of   advisory entities affiliated with
                              U.S. issuers that have market capitalizations of  Invesco Aim Advisors, Inc., greater than $500 million and are believed to be  subadvisers.
                              undervalued in relation to long-term earning
                              power or other factors. The fund may invest up
                              to 25% of its total assets in foreign
                              securities.
AIM V.I. Capital              Growth of capital. Invests principally in common  Invesco Aim Advisors, Inc. adviser,
Appreciation Fund, Series II  stocks of companies likely to benefit from new    advisory entities affiliated with
Shares                        or innovative products, services or processes as  Invesco Aim Advisors, Inc.,
                              well as those with above-average long-term        subadvisers.
                              growth and excellent prospects for future
                              growth. The fund can invest up to 25% of its
                              total assets in foreign securities that involve
                              risks not associated with investing solely in
                              the United States.
AIM V.I. Capital Development  Long-term growth of capital. Invests primarily    Invesco Aim Advisors, Inc. adviser,
Fund, Series II Shares        in securities (including common stocks,           advisory entities affiliated with
                              convertible securities and bonds) of small- and   Invesco Aim Advisors, Inc.,
                              medium-sized companies. The Fund may invest up    subadvisers.
                              to 25% of its total assets in foreign
                              securities.
AIM V.I. Global Health Care   Capital Growth The fund seeks to meet its         Invesco Aim Advisors, Inc. adviser,
Fund, Series II Shares        objective by investing, normally, at least 80%    advisory entities affiliated with
                              of its assets in securities of health care        Invesco Aim Advisors, Inc.,
                              industry companies. The fund may invest up to     subadvisers.
                              20% of its total assets in companies located in
                              developing countries, i.e., those countries that
                              are in the initial stages of their industrial
                              cycles. The fund may also invest up to 5% of its
                              total assets in lower-quality debt securities,
                              i.e., junk bonds.
AIM V.I. International        Long-term growth of capital. Invests primarily    Invesco Aim Advisors, Inc. adviser,
Growth Fund, Series II        in a diversified portfolio of international       advisory entities affiliated with
Shares                        equity securities, whose issuers are considered   Invesco Aim Advisors, Inc.,
                              to have strong earnings momentum. The fund may    subadvisers.
                              invest up to 20% of its total assets in security
                              issuers located in developing countries and in
                              securities exchangeable for or convertible into
                              equity securities of foreign companies.
AIM V.I. Mid Cap Core Equity  Long-term growth of capital. Invests normally at  Invesco Aim Advisors, Inc. adviser,
Fund, Series II Shares        least 80% of its net assets, plus the amount of   advisory entities affiliated with
                              any borrowings for investment purposes, in        Invesco Aim Advisors, Inc.,
                              equity securities, including convertible          subadvisers.
                              securities, of medium sized companies. The fund
                              may invest up to 20% of its net assets in equity
                              securities of companies in other market
                              capitalization ranges or in investment grade
                              debt securities. The fund may also invest up to
                              25% of its total assets in foreign securities.


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  18  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
AllianceBernstein VPS         Total return consistent with reasonable risk,     AllianceBernstein L.P.
Balanced Shares Portfolio     through a combination of income and longer-term
(Class B)                     growth of capital. Invests primarily in U.S.
                              government and agency obligations, bonds,
                              fixed-income and equity securities of non-U.S.
                              issuers (including short-and long-term debt
                              securities and preferred stocks to the extent
                              the Advisor deems best adapted to the current
                              economic and market out look), and common
                              stocks.
AllianceBernstein VPS Global  Long-term growth of capital. The Fund invests at  AllianceBernstein L.P.
Technology Portfolio (Class   least 80% of its net assets in securities of
B)                            companies that use technology extensively in the
                              development of new or improved products or
                              processes. Invests in a global portfolio of
                              securities of U.S. and foreign companies
                              selected for their growth potential.
AllianceBernstein VPS Growth  Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
and Income Portfolio (Class   in the equity securities of domestic companies
B)                            that the Advisor deems to be undervalued.
AllianceBernstein VPS         Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
International Value           in a diversified portfolio of equity securities
Portfolio (Class B)           of established companies selected from more than
                              40 industries and from more than 40 developed
                              and emerging market countries.
American Century VP           Long-term total return. To protect against U.S.   American Century Investment Management,
Inflation Protection, Class   inflation.                                        Inc.
II
American Century VP           Capital growth. Invests primarily in stocks of    American Century Global Investment
International, Class II       growing foreign companies in developed            Management, Inc.
                              countries.
American Century VP Mid Cap   Long-term capital growth with income as a         American Century Investment Management,
Value, Class II               secondary objective. Long-term capital growth     Inc.
                              with income as secondary objective. Invests
                              primarily in stocks of companies that management
                              believes are undervalued at the time of
                              purchase. The fund will invest at least 80% of
                              its assets in securities of companies whose
                              market capitalization at the time of purchase is
                              within the capitalization range of the Russell
                              3000 Index, excluding the largest 100 such
                              companies.
American Century VP           Long-term capital growth. Analytical research     American Century Investment Management,
Ultra(R), Class II            tools and techniques are used to identify the     Inc.
                              stocks of larger-sized companies that appear to
                              have the best opportunity of sustaining
                              long-term above average growth.
American Century VP Value,    Long-term capital growth, with income as a        American Century Investment Management,
Class II                      secondary objective. Invests primarily in stocks  Inc.
                              of companies that management believes to be
                              undervalued at the time of purchase.


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   19

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Columbia High Yield Fund,     Total return, consisting of a high level of       Columbia Management Advisors, LLC,
Variable Series, Class B      income and capital appreciation. Under normal     advisor; MacKay Shields LLC,
                              circumstances, the Fund invests at least 80% of   subadviser.
                              net assets in domestic and foreign corporate
                              below investment grade debt securities. These
                              securities generally will be, at the time of
                              purchase, rated BB or below by Standard & Poor's
                              Corporation (S&P) or Fitch, rated "Ba" or below
                              by Moody's, or unrated but determined by the
                              Advisor to be of comparable quality. The Fund
                              invests primarily in domestic corporate below
                              investment grade securities (including private
                              placements), U.S. dollar-denominated foreign
                              corporate below investment grade securities
                              (including private placements), zero-coupon
                              bonds and U.S. Government obligations. The Fund
                              may invest up to 20% of net assets in equity
                              securities that may include convertible
                              securities. The Fund is not managed to a
                              specific duration.
Columbia Marsico Growth       Long-term growth of capital. Under normal         Columbia Management Advisors, LLC,
Fund, Variable Series, Class  circumstances, the Fund invests primarily in      adviser; Marsico Capital Management,
A                             equity securities of large-capitalization         LLC, sub-adviser.
                              companies that have market capitalizations of $5
                              billion or more at the time of purchase. The
                              Fund generally holds a core position of between
                              35 and 50 common stocks. It may hold up to 25%
                              of total assets in foreign securities, including
                              in emerging market securities.
Columbia Marsico              Long-term growth of capital. Under normal         Columbia Management Advisors, LLC,
International Opportunities   circumstances, the Fund invests at least 65% of   adviser; Marsico Capital Management,
Fund, Variable Series, Class  total assets in common stocks of foreign          LLC, sub-adviser.
B                             companies. The Fund may invest in companies of
                              any size throughout the world that are selected
                              for their long-term growth potential. The Fund
                              normally invests in issuers from at least three
                              different countries not including the United
                              States. The Fund may invest in common stocks of
                              companies operating in or economically tied to
                              emerging markets countries. Some issuers or
                              securities in the Fund's portfolio may be based
                              in or economically tied to the United States.
Columbia Small Cap Value      Long-term capital appreciation. Under normal      Columbia Management Advisors, LLC
Fund, Variable Series, Class  circumstances, the Fund invests at least 80% of
B                             net assets in equity securities of companies
                              that have market capitalizations in the range of
                              companies in the Russell 2000 Index at the time
                              of purchase that the Advisor believes are
                              undervalued and have the potential for long-
                              term growth. The Fund may invest up to 20% of
                              total assets in foreign securities. The Fund may
                              also invest in real estate investment trusts.


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  20  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Credit Suisse Trust -         Total Return. Invests in commodity-linked         Credit Suisse Asset Management, LLC
Commodity Return Strategy     derivative instruments backed and fixed-income
Portfolio                     securities. The portfolio invests in
                              commodity-linked derivative instruments, such as
                              commodity-linked notes, swap agreements,
                              commodity options, futures and options on
                              futures that provide exposure to the investment
                              returns of the commodities markets without
                              investing directly in physical commodities. The
                              portfolio invests all of its assets in
                              commodity-linked derivative instruments, such as
                              structured notes and swaps, and fixed-income
                              securities, subject to applicable IRS limits.
                              The portfolio may also gain exposure to
                              commodity markets by investing in the Credit
                              Suisse Cayman Commodity Fund II, a wholly owned
                              subsidiary of the Portfolio formed in the Cayman
                              Island.
Dreyfus Investment            Investment results greater than the total return  The Dreyfus Corporation
Portfolios MidCap Stock       performance of publicly traded common stocks of
Portfolio, Service Shares     medium-sized domestic companies in the
                              aggregate, as represented by the Standard &
                              Poor's Midcap 400 Index. The portfolio normally
                              invests at least 80% of its assets in stocks of
                              mid-size companies. The portfolio invests in
                              growth and value stocks, which are chosen
                              through a disciplined investment process that
                              combines computer modeling techniques,
                              fundamental analysis and risk management.
                              Consistency of returns compared to the S&P 400
                              is a primary goal of the investment process. The
                              portfolio's stock investments may include common
                              stocks, preferred stocks, convertible securities
                              and depository receipts, including those issued
                              in initial public offerings or shortly
                              thereafter.
Dreyfus Investment            Capital appreciation. The portfolio invests,      The Dreyfus Corporation
Portfolios Technology Growth  under normal circumstances, at least 80% of its
Portfolio, Service Shares     assets in the stocks of growth companies of any
                              size that Dreyfus believes to be leading
                              producers or beneficiaries of technological
                              innovation. Up to 25% of the portfolio's assets
                              may be in foreign securities. The portfolio's
                              stock investments may include common stocks,
                              preferred stocks and convertible securities.
Dreyfus Variable Investment   Long-term capital growth consistent with the      The Dreyfus Corporation; Fayez Sarofim
Fund Appreciation Portfolio,  preservation of capital. Its secondary goal is    & Co., sub-adviser.
Service Shares                current income. To pursue these goals, the
                              portfolio normally invests at least 80% of its
                              assets in common stocks. The portfolio focuses
                              on "blue chip" companies with total market
                              capitalizations of more than $5 billion at the
                              time of purchase, including multinational
                              companies. These established companies have
                              demonstrated sustained patterns of
                              profitability, strong balance sheets, an
                              expanding global presence and the potential to
                              achieve predictable, above-average earnings
                              growth.


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   21

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Dreyfus Variable Investment   Capital growth. To pursue this goal, the          The Dreyfus Corporation
Fund International Equity     portfolio primarily invests in growth stocks of
Portfolio, Service Shares     foreign companies. Normally, the portfolio
                              invests at least 80% of its assets in stocks,
                              including common stocks, preferred stocks and
                              convertible securities, including those
                              purchased in initial public offering.
Dreyfus Variable Investment   Long-term capital growth. To pursue this goal,    The Dreyfus Corporation
Fund International Value      the portfolio normally invests at least 80% of
Portfolio, Service Shares     its assets in stocks. The portfolio ordinarily
                              invests most of its assets in securities of
                              foreign companies which Dreyfus considers to be
                              value companies. The portfolio's stock
                              investments may include common stocks, preferred
                              stocks and convertible securities, including
                              those purchased in initial public offerings or
                              shortly thereafter. The portfolio may invest in
                              companies of any size. The portfolio may also
                              invest in companies located in emerging markets.
Eaton Vance VT Floating-      High level of current income. The Fund invests    Eaton Vance Management
Rate Income Fund              primarily in senior floating rate loans ("Senior
                              Loans"). Senior Loans typically are of below
                              investment grade quality and have below
                              investment grade credit ratings, which ratings
                              are associated with securities having high risk,
                              speculative characteristics. The Fund invests at
                              least 80% of its net assets in income producing
                              floating rate loans and other floating rate debt
                              securities. The Fund may also purchase
                              investment grade fixed income debt securities
                              and money market instruments. The Fund may
                              invest up to 25% of its total assets in foreign
                              securities and may engage in certain hedging
                              transactions. The Fund may purchase derivative
                              instruments, such as futures contracts and
                              options thereon, interest rate and credit
                              default swaps, credit linked notes and currency
                              hedging derivatives.
Fidelity(R) VIP               Long-term capital appreciation. Normally invests  Fidelity Management & Research Company
Contrafund(R) Portfolio       primarily in common stocks. Invests in            (FMR), investment manager; FMR U.K. and
Service Class 2               securities of companies whose value it believes   FMR Far East, sub-advisers.
                              is not fully recognized by the public. Invests
                              in either "growth" stocks or "value" stocks or
                              both. The fund invests in domestic and foreign
                              issuers.
Fidelity(R) VIP Growth        Achieve capital appreciation. Normally invests    Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks. Invests in companies  (FMR), investment manager; FMR U.K.,
                              that it believes have above-average growth        FMR Far East, sub- advisers.
                              potential (stocks of these companies are often
                              called "growth" stocks). The Fund invests in
                              domestic and foreign issuers.
Fidelity(R) VIP Investment    High level of current income consistent with the  Fidelity Management & Research Company
Grade Bond Portfolio Service  preservation of capital. Normally invests at      (FMR), investment manager; FMR U.K.,
Class 2                       least 80% of assets in investment-grade debt      FMR Far East, sub-advisers.
                              securities (those of medium and high quality) of
                              all types and repurchase agreements for those
                              securities.


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  22  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Fidelity(R) VIP Mid Cap       Long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks. Normally invests at   (FMR), investment manager; FMR U.K.,
                              least 80% of assets in securities of companies    FMR Far East, sub- advisers.
                              with medium market capitalizations. May invest
                              in companies with smaller or larger market
                              capitalizations. Invests in domestic and foreign
                              issuers. The Fund invests in either "growth" or
                              "value" common stocks or both.
Fidelity(R) VIP Overseas      Long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks of foreign             (FMR), investment manager; FMR U.K.,
                              securities. Normally invests at least 80% of      FMR Far East, Fidelity International
                              assets in non-U.S. securities.                    Investment Advisors (FIIA) and FIIA
                                                                                U.K., sub-advisers.
FTVIPT Franklin Income        Maximize income while maintaining prospects for   Franklin Advisers, Inc.
Securities Fund - Class 2     capital appreciation. The Fund normally invests
                              in both equity and debt securities. The Fund
                              seeks income by investing in corporate, foreign,
                              and U.S. Treasury bonds as well as stocks with
                              dividend yields the manager believes are
                              attractive.
FTVIPT Franklin Rising        Long-term capital appreciation, with              Franklin Advisory Services, LLC
Dividends Securities          preservation of capital as an important
Fund - Class 2                consideration. The Fund normally invests at
                              least 80% of its net assets in investments of
                              companies that have paid rising dividends, and
                              normally invests predominantly in equity
                              securities.
FTVIPT Franklin Small-Mid     Long-term capital growth. The Fund normally       Franklin Advisers, Inc.
Cap Growth Securities         invests at least 80% of its net assets in
Fund - Class 2                investments of small capitalization and mid
                              capitalization companies and normally invests
                              predominantly in equity securities.
FTVIPT Mutual Shares          Capital appreciation, with income as a secondary  Franklin Mutual Advisers, LLC
Securities Fund - Class 2     goal. The Fund normally invests primarily in
                              equity securities of companies that the manager
                              believes are undervalued. The Fund also invests,
                              to a lesser extent in risk arbitrage securities
                              and distressed companies.
FTVIPT Templeton Global       High current income consistent with preservation  Franklin Advisers, Inc.
Income Securities Fund -      of capital, with capital appreciation as a
Class 2                       secondary consideration. The Fund normally
                              invests mainly in debt securities of governments
                              and their political subdivisions and agencies,
                              supranational organizations and companies
                              located anywhere in the world, including
                              emerging markets.
FTVIPT Templeton Growth       Long-term capital growth. The Fund normally       Templeton Global Advisors Limited,
Securities Fund - Class 2     invests primarily in equity securities of         adviser; Templeton Asset Management
                              companies located anywhere in the world,          Ltd., subadviser.
                              including those in the U.S. and in emerging
                              markets.


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   23

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Goldman Sachs VIT Mid Cap     Long-term capital appreciation. The Fund          Goldman Sachs Asset Management, L.P.
Value Fund - Institutional    invests, under normal circumstances, at least
Shares                        80% of its net assets plus any borrowings for
                              investment purposes (measured at time of
                              purchase) ("Net Assets") in a diversified
                              portfolio of equity investments in mid-cap
                              issuers with public stock market capitalizations
                              (based upon shares available for trading on an
                              unrestricted basis) within the range of the
                              market capitalization of companies constituting
                              the Russell Midcap(R) Value Index at the time of
                              investment. If the market capitalization of a
                              company held by the Fund moves outside this
                              range, the Fund may, but is not required to,
                              sell the securities. The capitalization range of
                              the Russell Midcap(R) Value Index is currently
                              between $1.1 billion and $21 billion. Although
                              the Fund will invest primarily in publicly
                              traded U.S. securities, it may invest up to 25%
                              of its Net Assets in foreign securities,
                              including securities of issuers in countries
                              with emerging markets or economies ("emerging
                              countries") and securities quoted in foreign
                              currencies. The Fund may invest in the aggregate
                              up to 20% of its Net Assets in companies with
                              public stock market capitalizations outside the
                              range of companies constituting the Russell
                              Midcap(R) Value Index at the time of investment
                              and in fixed-income securities, such as
                              government, corporate and bank debt obligations.
Goldman Sachs VIT Structured  Long-term growth of capital and dividend income.  Goldman Sachs Asset Management, L.P.
U.S. Equity                   The Fund invests, under normal circumstances, at
Fund - Institutional Shares   least 80% of its net assets plus any borrowings
                              for investment purposes (measured at the time of
                              purchase) ("Net Assets") in a diversified
                              portfolio of equity investments in U.S. issuers,
                              including foreign companies that are traded in
                              the United States. However, it is currently
                              anticipated that, under normal circumstances,
                              the Fund will invest at least 95% of its Net
                              Assets in such equity investments. The Fund's
                              investments are selected using a variety of
                              quantitative techniques, derived from
                              fundamental research including but not limited
                              to valuation, momentum, profitability and
                              earnings quality, in seeking to maximize the
                              Fund's expected returns. The Fund maintains
                              risk, style, capitalization and industry
                              characteristics similar to the S&P 500 Index.
                              The S&P 500 Index is an index of large-cap
                              stocks designed to reflect a broad
                              representation of the U.S. economy. The Fund
                              seeks to maximize expected return while
                              maintaining these and other characteristics
                              similar to the benchmark. The Fund is not
                              required to limit its investments to securities
                              in the S&P 500 Index.
Janus Aspen Series Large Cap  Long-term growth of capital in a manner           Janus Capital Management LLC
Growth Portfolio: Service     consistent with the preservation of capital.
Shares                        Invests under normal circumstances at least 80%
                              of its net assets in common stocks of
                              large-sized companies. Large-sized companies are
                              those whose market capitalization falls within
                              the range of companies in the Russell 1000(R)
                              Index at the time of purchase.


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  24  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Legg Mason Partners Variable  Long-term growth of capital. Under normal         Legg Mason Partners Fund Advisor, LLC,
Small Cap Growth Portfolio,   circumstances, the fund invests at least 80% of   adviser; ClearBridge Advisors, LLC,
Class I                       its net assets in equity securities of companies  sub-adviser.
                              with small market capitalizations and related
                              investments.
MFS(R) Investors Growth       Capital appreciation. Normally invests at least   MFS Investment Management(R)
Stock Series - Service Class  80% of the fund's net assets in equity securities of companies MFS believes to have
                              above average earnings growth potential compared
                              to other companies (growth companies). Growth
                              companies tend to have stock prices that are
                              high relative to their earnings, dividends, book
                              value, or other financial measures. The Fund
                              generally focuses on companies with large
                              capitalizations.
MFS(R) New Discovery          Capital appreciation. Invests in stocks of        MFS Investment Management(R)
Series - Service Class        companies MFS believes to have above average
                              earnings growth potential compared to other
                              companies (growth companies). Growth companies
                              tend to have stock prices that are high relative
                              to their earnings, dividends, book value, or
                              other financial measures. The Fund generally
                              focuses on companies with small capitalizations.
MFS(R) Total Return           Total return. Invests primarily in equity and     MFS Investment Management(R)
Series - Service Class        fixed income securities. MFS invests between 40%
                              and 75% of the fund's net assets in equity
                              securities and at least 25% of the fund's total
                              assets in fixed-income senior securities.
MFS(R) Utilities Series -     Total return. Normally invests at least 80% of    MFS Investment Management(R)
Service Class                 the fund's net assets in securities of issuers
                              in the utilities industry. The Fund's assets may
                              be invested in companies of any size.
Oppenheimer Capital           Capital appreciation by investing in securities   OppenheimerFunds, Inc.
Appreciation Fund/VA,         of well- known, established companies.
Service Shares
Oppenheimer Global            Long-term capital appreciation. Invests mainly    OppenheimerFunds, Inc.
Securities Fund/VA, Service   in common stocks of U.S. and foreign issuers
Shares                        that are "growth-type" companies, cyclical
                              industries and special situations that are
                              considered to have appreciation possibilities.
Oppenheimer Main Street       Capital appreciation. Invests mainly in common    OppenheimerFunds, Inc.
Small Cap Fund/VA, Service    stocks of small-capitalization U.S. companies
Shares                        that the fund's investment manager believes have
                              favorable business trends or prospects.
Oppenheimer Strategic Bond    High level of current income principally derived  OppenheimerFunds, Inc.
Fund/VA, Service Shares       from interest on debt securities. Invests mainly
                              in three market sectors: debt securities of
                              foreign governments and companies, U.S.
                              government securities and lower-rated high yield
                              securities of U.S. and foreign companies.


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   25

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
PIMCO VIT All Asset           Maximum real return consistent with preservation  Pacific Investment Management Company
Portfolio, Advisor Share      of real capital and prudent investment            LLC
Class                         management period. The Portfolio seeks to
                              achieve its investment objective by investing
                              under normal circumstances substantially all of
                              its assets in Institutional Class shares of the
                              PIMCO Funds, an affiliated open-end investment
                              company, except the All Asset and All Asset All
                              Authority Funds ("Underlying Funds"). Though it
                              is anticipated that the Portfolio will not
                              currently invest in the European StockPLUS(R) TR
                              Strategy, Far East (ex-Japan) StocksPLUS(R) TR
                              Strategy, Japanese StocksPLUS(R) TR Strategy,
                              StocksPLUS(R) Municipal-Backed and StocksPLUS(R)
                              TR Short Strategy Funds, the Portfolio may
                              invest in these Funds in the future, without
                              shareholder approval, at the discretion of the
                              Portfolio's asset allocation sub-adviser.
Putnam VT Health Sciences     Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Fund - Class IB Shares        by investing mainly in common stocks of
                              companies in the health sciences industries,
                              with a focus on growth stocks. Under normal
                              circumstances, the fund invests at least 80% of
                              its net assets in securities of (a) companies
                              that derive at least 50% of their assets,
                              revenues or profits from the pharmaceutical,
                              health care services, applied research and
                              development and medical equipment and supplies
                              industries, or (b) companies Putnam Management
                              thinks have the potential for growth as a result
                              of their particular products, technology,
                              patents or other market advantages in the health
                              sciences industries.
Putnam VT International       Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Equity Fund - Class IB        by investing mainly in common stocks of
Shares                        companies outside the United States that Putnam
                              Management believes have favorable investment
                              potential. Under normal circumstances, the fund
                              invests at least 80% of its net assets in equity
                              investments.
Putnam VT Small Cap Value     Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Fund - Class IB Shares        by investing mainly in common stocks of U.S.
                              companies, with a focus on value stocks. Under
                              normal circumstances, the fund invests at least
                              80% of its net assets in small companies of a
                              size similar to those in the Russell 2000 Value
                              Index.
Putnam VT Vista Fund - Class  Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
IB Shares                     by investing mainly in common stocks of U.S.
                              companies, with a focus on growth stocks.


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  26  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RidgeWorth Variable Trust     Long-term capital appreciation with current       RidgeWorth Capital Management, Inc.,
Large Cap Core Equity Fund    income as a secondary goal. Under normal          adviser, IronOak Advisors LLC,
(previously STI Classic       circumstances, the Fund invests at least 80% of   subadviser.
Variable Trust Large Cap      its net assets in large cap companies. The
Core Equity Fund)             Adviser considers large cap companies to be
                              companies with market capitalizations of at
                              least $3 billion. The Fund invests primarily in
                              common stocks and other U.S. traded equity
                              securities, which may include listed American
                              Depositary Receipts ("ADRs").
RidgeWorth Variable Trust     Capital appreciation. Under normal                RidgeWorth Capital Management, Inc.,
Large Cap Growth Stock Fund   circumstances, the Fund invests at least 80% of   adviser, Silvant Capital Management
(previously STI Classic       its net assets in large cap companies. The        LLC, subadviser.
Variable Trust Large Cap      Adviser considers large cap companies to be
Growth Stock Fund)            companies with market capitalizations of at
                              least $3 billion. The Fund invests primarily in
                              common stocks and other U.S. traded equity
                              securities, which may include lists American
                              Depository Receipts ("ADRs"). The Fund may
                              invest in mid-cap stocks.
RidgeWorth Variable Trust     Capital appreciation with current income as a     RidgeWorth Capital Management, Inc.,
Large Cap Value Equity Fund   secondary goal. Under normal circumstances, the   adviser, Ceredex Value Advisors LLC,
(previously STI Classic       Fund invests at least 80% of its net assets in    subadviser.
Variable Trust Large Cap      common stocks and other U.S. traded equity
Value Equity Fund)            securities of large cap companies. U.S. traded
                              equity securities may include listed American
                              Depositary Receipts ("ADRs"). The Adviser
                              considers large cap companies to be companies
                              with market capitalizations of at least $3
                              billion. In selecting investments for the Fund,
                              the Adviser primarily chooses companies that
                              have a history of paying regular dividends. The
                              Adviser focuses on dividend-paying stocks that
                              trade below their historical value. The
                              Adviser's "bottom-up" approach to stock
                              selection emphasizes individual stocks over
                              economic trends using fundamental research to
                              identify positive catalysts for change.
RidgeWorth Variable Trust     Capital appreciation. Under normal                RidgeWorth Capital Management, Inc.,
Mid-Cap Core Equity Fund      circumstances, Fund invests at least 80% of its   adviser, IronOak Advisors LLC,
(previously STI Classic       net assets in common stocks and other U.S.        subadviser.
Variable Trust Mid-Cap Core   traded equity securities of mid-cap companies.
Equity Fund)                  U.S. traded equity securities may include listed
                              American Depositary Receipts ("ADRs"). The
                              Adviser considers mid-cap companies to be
                              companies with market capitalizations similar to
                              those of companies in the Russell Midcap(R)
                              Index.
RidgeWorth Variable Trust     Capital appreciation. Under normal                RidgeWorth Capital Management, Inc.,
Small Cap Value Equity Fund   circumstances, the Fund invests at least 80% of   adviser, Ceredex Value Advisors LLC,
(previously STI Classic       its net assets in U.S. traded equity securities   subadviser.
Variable Trust Small Cap      of small cap companies. U.S. traded equity
Value Equity Fund)            securities may include listed American
                              Depositary Receipts ("ADRs"). The Adviser
                              considers small cap companies to be companies
                              with market capitalizations below $3 billion.


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   27

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Partners     Long-term capital growth. The Fund's assets are   RiverSource Investments, LLC, adviser;
Variable                      primarily invested in equity securities of U.S.   Davis Selected Advisers, L.P.,
Portfolio - Fundamental       companies. Under normal market conditions, the    subadviser.
Value Fund                    Fund's assets will be invested primarily in
(previously RiverSource       companies with market capitalizations of at
Variable Portfolio -          least $5 billion at the time of the Fund's
Fundamental Value Fund)       investment. The Fund may invest up to 25% of its
                              net assets in foreign investments.
RVST RiverSource Partners     Long-term growth of capital. Invests primarily    RiverSource Investments, LLC, adviser;
Variable Portfolio - Select   in equity securities of mid cap companies as      Systematic Financial Management, L.P.
Value Fund                    well as companies with larger and smaller market  and WEDGE Capital Management L.L.P.,
(previously RiverSource       capitalizations. The Fund considers mid-cap       sub-advisers.
Variable Portfolio - Select   companies to be either those with a market
Value Fund)                   capitalization of up to $15 billion or those
                              whose market capitalization falls within range
                              of the Russell Midcap(R) Value Index.
RVST RiverSource Partners     Long-term capital appreciation. Under normal      RiverSource Investments, LLC, adviser;
Variable Portfolio - Small    market conditions, at least 80% of the Fund's     River Road Asset Management, LLC,
Cap Value Fund                net assets will be invested in small cap          Donald Smith & Co., Inc., Franklin
(previously RiverSource       companies with market capitalization, at the      Portfolio Associates LLC, Barrow,
Variable Portfolio - Small    time of investment, of up to $2.5 billion or      Hanley, Mewhinney & Strauss, Inc. and
Cap Value Fund)               that fall within the range of the Russell         Denver Investment Advisors LLC,
                              2000(R) Value Index. The Fund may invest up to    subadvisers.
                              25% of its net assets in foreign investments.
RVST RiverSource Variable     Maximum current income consistent with liquidity  RiverSource Investments, LLC
Portfolio - Cash Management   and stability of principal. Invests primarily in
Fund                          money market instruments, such as marketable
                              debt obligations issued by corporations or the
                              U.S. government or its agencies, bank
                              certificates of deposit, bankers' acceptances,
                              letters of credit, and commercial paper,
                              including asset-backed commercial paper.
RVST RiverSource Variable     High level of current income while attempting to  RiverSource Investments, LLC
Portfolio - Diversified Bond  conserve the value of the investment for the
Fund                          longest period of time. Under normal market
                              conditions, the Fund invests at least 80% of its
                              net assets in bonds and other debt securities.
                              At least 50% of the Fund's net assets will be
                              invested in securities like those included in
                              the Lehman Brothers Aggregate Bond Index
                              (Index), which are investment grade and
                              denominated in U.S. dollars. The Index includes
                              securities issued by the U.S. government,
                              corporate bonds, and mortgage- and asset-backed
                              securities. Although the Fund emphasizes high-
                              and medium-quality debt securities, it will
                              assume some credit risk to achieve higher yield
                              and/or capital appreciation by buying
                              lower-quality (junk) bonds. The Fund may invest
                              up to 25% of its net assets in foreign
                              investments, which may include instruments in
                              emerging markets.
RVST RiverSource Variable     High level of current income and, as a secondary  RiverSource Investments, LLC
Portfolio - Diversified       goal, steady growth of capital. Under normal
Equity Income Fund            market conditions, the Fund invests at least 80%
                              of its net assets in dividend- paying common and
                              preferred stocks. The Fund may invest up to 25%
                              of its net assets in foreign investments.


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  28  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Variable     Total return that exceeds the rate of inflation   RiverSource Investments, LLC
Portfolio - Global Inflation  over the long-term. Non-diversified mutual fund
Protected Securities Fund     that, under normal market conditions, invests at
                              least 80% of its net assets in
                              inflation-protected debt securities. These
                              securities include inflation-indexed bonds of
                              varying maturities issued by U.S. and foreign
                              governments, their agencies or
                              instrumentalities, and corporations.
RVST RiverSource Variable     Long-term capital growth. Invests primarily in    RiverSource Investments, LLC
Portfolio - Growth Fund       common stocks and securities convertible into
                              common stocks that appear to offer growth
                              opportunities. These growth opportunities could
                              result from new management, market developments,
                              or technological superiority. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.
RVST RiverSource Variable     High current income, with capital growth as a     RiverSource Investments, LLC
Portfolio - High Yield Bond   secondary objective. Under normal market
Fund                          conditions, the Fund invests at least 80% of its
                              net assets in high-yield debt instruments
                              (commonly referred to as "junk") including
                              corporate debt securities as well as bank loans
                              rated below investment grade by a nationally
                              recognized statistical rating organization, or
                              if unrated, determined to be of comparable
                              quality. Up to 25% of the Fund may be invested
                              in high yield debt instruments of foreign
                              issuers.
RVST RiverSource Variable     High total return through current income and      RiverSource Investments, LLC
Portfolio - Income            capital appreciation. Under normal market
Opportunities Fund            conditions, the Fund invests primarily in
                              income-producing debt securities with an
                              emphasis on the higher rated segment of the
                              high-yield (junk bond) market. These
                              income-producing debt securities include
                              corporate debt securities as well as bank loans.
                              The Fund will purchase only securities rated B
                              or above, or unrated securities believed to be
                              of the same quality. If a security falls below a
                              B rating, the Fund may continue to hold the
                              security. Up to 25% of the Fund may be in
                              foreign investments.
RVST RiverSource Variable     Capital appreciation. Under normal market         RiverSource Investments, LLC
Portfolio - Large Cap Equity  conditions, the Fund invests at least 80% of its
Fund                          net assets in equity securities of companies
                              with market capitalization greater than $5
                              billion at the time of purchase. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.
RVST RiverSource Variable     Long-term growth of capital. Under normal market  RiverSource Investments, LLC
Portfolio - Large Cap Value   conditions, the Fund invests at least 80% of its
Fund                          net assets in equity securities of companies
                              with a market capitalization greater than $5
                              billion. The Fund may also invest in
                              income-producing equity securities and preferred
                              stocks. The Fund may invest up to 25% of its net
                              assets in foreign investments.
RVST RiverSource Variable     Growth of capital. Under normal market            RiverSource Investments, LLC
Portfolio - Mid Cap Growth    conditions, the Fund invests at least 80% of its
Fund                          net assets at the time of purchase in equity
                              securities of mid capitalization companies. The
                              investment manager defines mid-cap companies as
                              those whose market capitalization (number of
                              shares outstanding multiplied by the share
                              price) falls within the range of the Russell
                              Midcap(R) Growth Index.


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   29

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Variable     Long-term growth of capital. Under normal         RiverSource Investments, LLC
Portfolio - Mid Cap Value     circumstances, the Fund invests at least 80% of
Fund                          its net assets (including the amount of any
                              borrowings for investment purposes) in equity
                              securities of medium-sized companies.
                              Medium-sized companies are those whose market
                              capitalizations at the time of purchase fall
                              within the range of the Russell Midcap(R) Value
                              Index. The Fund may invest up to 25% of its net
                              assets in foreign investments.
RVST RiverSource Variable     Long-term capital appreciation. The Fund seeks    RiverSource Investments, LLC
Portfolio - S&P 500 Index     to provide investment results that correspond to
Fund                          the total return (the combination of
                              appreciation and income) of large-capitalization
                              stocks of U.S. companies. The Fund invests in
                              common stocks included in the Standard & Poor's
                              500 Composite Stock Price Index (S&P 500). The
                              S&P 500 is made up primarily of
                              large-capitalization companies that represent a
                              broad spectrum of the U.S. economy.
RVST RiverSource Variable     High level of current income and safety of        RiverSource Investments, LLC
Portfolio - Short Duration    principal consistent with investment in U.S.
U.S. Government Fund          government and government agency securities.
                              Under normal market conditions, at least 80% of
                              the Fund's net assets are invested in securities
                              issued or guaranteed as to principal and
                              interest by the U.S. government, its agencies or
                              instrumentalities.
RVST Threadneedle Variable    Long-term capital growth. The Fund's assets are   RiverSource Investments, LLC, adviser;
Portfolio - Emerging Markets  primarily invested in equity securities of        Threadneedle International Limited, an
Fund (previously RiverSource  emerging market companies. Under normal market    indirect wholly-owned subsidiary of
Variable Portfolio -          conditions, at least 80% of the Fund's net        Ameriprise Financial, sub-adviser.
Emerging Markets Fund)        assets will be invested in securities of
                              companies that are located in emerging market
                              countries, or that earn 50% or more of their
                              total revenues from goods and services produced
                              in emerging market countries or from sales made
                              in emerging market countries.
RVST Threadneedle Variable    Capital appreciation. Invests primarily in        RiverSource Investments, LLC, adviser;
Portfolio - International     equity securities of foreign issuers that are     Threadneedle International Limited, an
Opportunity Fund              believed to offer strong growth potential. The    indirect wholly-owned subsidiary of
(previously RiverSource       Fund may invest in developed and in emerging      Ameriprise Financial, sub-adviser.
Variable Portfolio -          markets.
International Opportunity
Fund)
Van Kampen Life Investment    Capital growth and income through investments in  Van Kampen Asset Management
Trust Comstock Portfolio,     equity securities, including common stocks,
Class II Shares               preferred stocks and securities convertible into
                              common and preferred stocks. The Portfolio
                              emphasizes value style of investing seeking
                              well-established, undervalued companies believed
                              by the Portfolio's investment adviser to posses
                              the potential for capital growth and income.


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  30  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Van Kampen UIF Global Real    Current income and capital appreciation. Invests  Morgan Stanley Investment Management
Estate Portfolio, Class II    primarily in equity securities of companies in    Inc., doing business as Van Kampen,
Shares                        the real estate industry located throughout the   adviser; Morgan Stanley Investment
                              world, including real estate operating            Management Limited and Morgan Stanley
                              companies, real estate investment trusts and      Investment Management Company,
                              similar entities established outside the U.S.     sub-advisers.
                              (foreign real estate companies).
Van Kampen UIF Mid Cap        Long-term capital growth. Invests primarily in    Morgan Stanley Investment Management
Growth Portfolio, Class II    growth- oriented equity securities of U.S. mid    Inc., doing business as Van Kampen.
Shares                        cap companies and foreign companies, including
                              emerging market securities.
Van Kampen UIF U.S. Real      Above-average current income and long-term        Morgan Stanley Investment Management
Estate Portfolio, Class II    capital appreciation by investing primarily in    Inc., doing business as Van Kampen.
Shares                        equity securities of companies in the U.S. real
                              estate industry, including real estate
                              investment trusts. Non-diversified Portfolio
                              that invests primarily in equity securities of
                              companies in the U.S. real estate industry,
                              including real estate investment trusts.
Wanger International          Long-term growth of capital. Invests primarily    Columbia Wanger Asset Management, L.P.
Small Cap                     in stocks of companies based outside the U.S.
                              with market capitalizations of less than $5
Effective June 1, 2008,       billion at time of initial purchase.
the Fund will change its
name to Wanger                Effective June 1, 2008:
International.                Long-term growth of capital. Under normal market
                              circumstances, the Fund invests a majority of
                              its net assets in small- and mid-sized companies
                              with market capitalizations under $5 billion at
                              the time of investment. However, if the Fund's
                              investments in such companies represent less
                              than a majority of its net assets, the Fund may
                              continue to hold and to make additional
                              investments in an existing company in its
                              portfolio even if that company's capitalization
                              has grown to exceed $5 billion. Except as noted
                              above, under normal market circumstances, the
                              Fund may invest in other companies with market
                              capitalizations above $5 billion, provided that
                              immediately after that investment a majority of
                              its net assets would be invested in companies
                              with market capitalizations under $5 billion.


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   31

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Wanger U.S. Smaller           Long-term growth of capital. Invests primarily    Columbia Wanger Asset Management, L.P.
Companies                     in stocks of small- and medium-size U.S.
                              companies with market capitalizations of less
Effective June 1, 2008,       than $5 billion at time of initial purchase.
the Fund will change its
name to Wanger USA.           Effective June 1, 2008:
                              Long-term growth of capital. Under normal market
                              circumstances, the Fund invests a majority of
                              its net assets in small- and mid-sized companies
                              with market capitalizations under $5 billion at
                              the time of investment. However, if the Fund's
                              investments in such companies represent less
                              than a majority of its net assets, the Fund may
                              continue to hold and to make additional
                              investments in an existing company in its
                              portfolio even if that company's capitalization
                              has grown to exceed $5 billion. Except as noted
                              above, under normal market circumstances, the
                              Fund may invest in other companies with market
                              capitalizations above $5 billion, provided that
                              immediately after that investment a majority of
                              its net assets would be invested in companies
                              with market capitalizations under $5 billion.


GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.


Currently, unless an asset allocation program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;
--------------------------------------------------------------------------------
  32  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.


We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor Withdrawal Benefit for Life(R) rider or the Guarantor(R) Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


The 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

- automatic rebalancing under any Portfolio Navigator model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new Portfolio Navigator model portfolio;

- amounts applied to an annuity payout plan while a Portfolio Navigator model portfolio containing one or more GPAs is in effect;

- reallocation of your contract value according to an updated Portfolio Navigator model portfolio;

- amounts withdrawn for fees and charges; and

- amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

            IF YOUR GPA RATE IS:               THE MVA IS:
 Less than the new GPA rate + 0.10%             Negative
 Equal to the new GPA rate + 0.10%              Zero
 Greater than the new GPA rate + 0.10%          Positive

For examples, see Appendix A.

THE FIXED ACCOUNT

The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   33
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and existing RiverSource Life annuities, product design, competition, and
RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT

Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").

DCA FIXED ACCOUNT (APPLIES TO CONTRACTS ISSUED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)

You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. We reserve the right to declare different annual effective rates:

- for the DCA fixed account and the one-year fixed account;

- for the DCA fixed accounts with terms of differing length;

- for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account;

- for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

- for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the DCA fixed account for a six month term;

- the DCA fixed account for a twelve month term;

- the Portfolio Navigator model portfolio in effect;

- if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

- to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase

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  34  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
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  payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

- to the Portfolio Navigator model portfolio then in effect;

- if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a model portfolio, and you change to a different model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.

If your contract permits, and you discontinue your participation in a model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the asset allocation model portfolio in effect, or if no asset allocation model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT

New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available in your state):

- GPAs, the one-year fixed account, the DCA fixed account and/or subaccounts in which you want to invest;

- how you want to make purchase payments;

- the length of the withdrawal charge schedule (5 or 7 years from our receipt of each purchase payment);

- a beneficiary;

- the optional Portfolio Navigator asset allocation program(1); and

- one of the following Death Benefits:

  - ROP Death Benefit;


  - MAV Death Benefit;


  - 5% Accumulation Death Benefit(2); or

  - Enhanced Death Benefit(2).

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   35
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In addition, you may also select (if available in your state):

ANY ONE OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):


- Accumulation Protector Benefit(R) rider



- Guarantor Withdrawal Benefit for Life(R) rider(3)



- Income Assurer Benefit(R) - MAV rider



- Income Assurer Benefit(R) - 5% Accumulation Benefit Base rider



- Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base rider


EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:


- Benefit Protector(R) Death Benefit rider(4)



- Benefit Protector(R) Plus Death Benefit rider(4)


(1)  There is no additional charge for this feature.

(2) The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(R) and Benefit Protector(R) Plus Death Benefit riders.


(3) In those states where the Guarantor Withdrawal Benefit for Life(R) rider is not available, you may select the Guarantor(R) Withdrawal Benefit rider.

(4) Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.


If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the GPAs, one-year fixed account, the DCA fixed account and subaccounts you selected within two business days after we receive it at our corporate office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

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If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1) Applies to contracts purchased on or after May 1, 2006, in most states. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.

BENEFICIARY


We will pay the death benefit to your named beneficiary if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM INITIAL PURCHASE PAYMENT

  $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

  $50 for SIPs

  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*

  $1,000,000


* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor Withdrawal Benefit for Life(R) rider or the Guarantor(R) Withdrawal Benefit. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(R) rider.


HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474
 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

Purchase payment credits are not available for:

- contracts with a five-year withdrawal charge schedule.

- contracts with a seven-year withdrawal charge schedule where the contract was purchased on or after May 1, 2006 in most states. Ask your investment professional whether purchase payment credits are available under your contract.

All other contracts will receive a purchase payment credit on any payment made to the contract. We apply a credit to your contract of 1% of your current payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   37
exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.


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  38  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
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The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED
ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE           QUALIFIED ANNUITIES    NONQUALIFIED ANNUITIES
 ROP Death Benefit                                                     0.90%                    1.05%
 MAV Death Benefit                                                      1.10                     1.25
 5% Accumulation Death Benefit                                          1.25                     1.40
 Enhanced Death Benefit                                                 1.30                     1.45
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS
 ROP Death Benefit                                                     1.00%                    1.15%
 MAV Death Benefit                                                      1.20                     1.35
 5% Accumulation Death Benefit                                          1.35                     1.50
 Enhanced Death Benefit                                                 1.40                     1.55
FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
 ROP Death Benefit                                                     1.20%                    1.35%
 MAV Death Benefit                                                      1.40                     1.55
 5% Accumulation Death Benefit                                          1.55                     1.70
 Enhanced Death Benefit                                                 1.60                     1.75


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years from our receipt of each purchase payment, depending on which withdrawal charge schedule you select when you purchase the contract (see "Expense Summary").


You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Guarantor Withdrawal Benefit for Life(R) rider or the Guarantor(R) Withdrawal Benefit rider:



CONTRACTS WITHOUT GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER OR THE GUARANTOR(R) WITHDRAWAL BENEFIT RIDER


The TFA is the greater of:

- 10% of the contract value on the prior contract anniversary(1); or

- current contract earnings.


CONTRACTS WITH GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.
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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   39
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CONTRACTS WITH GUARANTOR(R) WITHDRAWAL BENEFIT RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the Remaining Benefit Payment.

(1) We consider your initial purchase payment and purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the guarantee period accounts may also be subject to a market value adjustment (see "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.



Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.


For an example, see Appendix C.

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;


- if you elected the Guarantor Withdrawal Benefit for Life(R) rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;



- if you elected the Guarantor(R) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;


- required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

- contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.);

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

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  40  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
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- amounts we refund to you during the free look period;* and

- death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on your contract option and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFITS


ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE


We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Accumulation Protector Benefit(R) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently, the Accumulation Protector Benefit(R) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit(R) rider charge will not exceed a maximum of 1.75%.



We will not change the Accumulation Protector Benefit(R) rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge.

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   41
contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE


We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor Withdrawal Benefit for Life(R) rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit for Life(R) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit for Life(R) rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor Withdrawal Benefit for Life(R) rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life(R) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE


THIS FEE INFORMATION APPLIES TO BOTH RIDER A (SEE "OPTIONAL BENEFITS") AND RIDER B (SEE APPENDIX H) UNLESS OTHERWISE NOTED.

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor(R) Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor(R) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor(R) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor(R) Withdrawal Benefit rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor(R) Withdrawal Benefit rider charge will not change until


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  42  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
the third contract anniversary, when it will change to the charge that was in effect on the valuation date we received your last written request to exercise the elective step up or elect to change your Portfolio Navigator model portfolio;

(b) you choose the elective spousal continuation step up under Rider A after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


INCOME ASSURER BENEFIT(R) RIDER FEE



We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(R) rider you select. There are three Income Assurer Benefit(R) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(R) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(R) rider is as follows:



                                                                MAXIMUM                       CURRENT
 Income Assurer Benefit(R) - MAV                                  1.50%                        0.30%(1)
 Income Assurer Benefit(R) - 5% Accumulation Benefit Base         1.75                         0.60(1)
 Income Assurer Benefit(R) - Greater of MAV or 5%
 Accumulation Benefit Base                                        2.00                         0.65(1)



(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(R) - MAV -- 0.55%, Income Assurer Benefit(R) -- 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit
     Base -- 0.75%.



We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently the Income Assurer Benefit(R) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model portfolio but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(R) charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the charge and/or charge a separate charge for each model portfolio. If you choose to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.



For an example of how each Income Assurer Benefit(R) rider fee is calculated, see Appendix B.


OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   43

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS

We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs;

- plus any purchase payment credits allocated to the GPAs;

- plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit(R) rider;



  - Guarantor Withdrawal Benefit for Life(R) rider;



  - Guarantor(R) Withdrawal Benefit rider;



  - Income Assurer Benefit(R) rider;



  - Benefit Protector(R) rider; or



  - Benefit Protector(R) Plus rider.


THE FIXED ACCOUNT

THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT AND THE DCA FIXED ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

- the sum of your purchase payments and any purchase payment credits allocated to the one-year fixed account and the DCA fixed account, and transfer amounts to the one-year fixed account;

- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit(R) rider;



  - Guarantor Withdrawal Benefit for Life(R) rider;



  - Guarantor(R) Withdrawal Benefit rider;



  - Income Assurer Benefit(R) rider;



  - Benefit Protector(R) rider; or



  - Benefit Protector(R) Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).
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  44  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the contract administrative charge; and

- the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit(R) rider;



  - Guarantor Withdrawal Benefit for Life(R) rider;



  - Guarantor(R) Withdrawal Benefit rider;



  - Income Assurer Benefit(R) rider;



  - Benefit Protector(R) rider; or



  - Benefit Protector(R) Plus rider.


Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the one-year GPA into the subaccounts of your choice. If you

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   45
participate in an Interest Sweep strategy the interest you earn on the one-year GPA or the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                      NUMBER
BY INVESTING AN EQUAL NUMBER                                      AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...                   MONTH                INVESTED                 UNIT VALUE                 PURCHASED
                                             Jan                   $100                      $20                       5.00
                                             Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price is low
....                           ARROW

                                             Mar                    100                       17                       5.88
                                             Apr                    100                       15                       6.67
                                             May                    100                       16                       6.25
                                             Jun                    100                       18                       5.56
                                             Jul                    100                       17                       5.88
and fewer units
when the per unit
market price is high.         ARROW

                                             Aug                    100                       19                       5.26
                                             Sept                   100                       21                       4.76
                                             Oct                    100                       20                       5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available for use through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program" below).

As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.

ASSET ALLOCATION PROGRAM


For contracts purchased before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit(R) rider, Guarantor(R) Withdrawal Benefit rider or Income Assurer Benefit(R) rider, you are required to participate in the PN program under the terms of the rider.


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  46  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs and/or one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period
  Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.


REQUIRED USE OF ASSET ALLOCATION PROGRAM WITH ACCUMULATION PROTECTOR BENEFIT(R) RIDER, GUARANTOR(R) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(R) RIDER



If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit(R) rider, Guarantor(R) Withdrawal Benefit rider or Income Assurer Benefit(R) rider, you may not discontinue your participation in the asset allocation program unless permitted by the terms of the rider as summarized below:



- ACCUMULATION PROTECTOR BENEFIT(R) RIDER: You cannot terminate the Accumulation Protector Benefit(R) rider. As long as the Accumulation Protector Benefit(R) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(R) rider automatically ends at the end of the waiting period as does the requirement that you participate in the asset allocation program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS UNTIL THE END OF THE WAITING PERIOD.



- GUARANTOR(R) WITHDRAWAL BENEFIT RIDER: Because the Guarantor(R) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(R) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   47

  THE GUARANTOR(R) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT(R) RIDER: You can terminate the Income Assurer Benefit(R) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(R) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(R) RIDER IS IN EFFECT.


PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described above for owners of all contracts purchased on or after May 1, 2006 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after May 1, 2006. The PN program is available for nonqualified annuities and for qualified annuities.


The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective (underlying fund), and may include certain GPAs and/or the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased after May 1, 2006 includes an optional Accumulation Protector Benefit(R) rider, Guarantor Withdrawal Benefit for Life(R) rider (if available in your state, otherwise the Guarantor(R) Withdrawal Benefit rider) or Income Assurer Benefit(R) rider. If your contract does not include one of these riders, you also may elect to participate in the PN program. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.



SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at or before the time they enroll in the PN program.


Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.


We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential Conflicts of Interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.


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  48  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
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POTENTIAL CONFLICT OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Series Trust and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Series Trust and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.



As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Series Trust and certain allocation options, we may have an incentive to identify the RiverSource Variable Series Trust funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust, monitors the performance of the RiverSource Variable Series Trust. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Series Trust. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may believe that certain RiverSource Variable Series Trust funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.


RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

- no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period
  Accounts -- Market Value Adjustment.")

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   49

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the model portfolio you have chosen.

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.


In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit(R) rider, Guarantor Withdrawal Benefit for Life(R) rider, Guarantor(R) Withdrawal Benefit rider or Income Assurer Benefit(R) rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes the Guarantor Withdrawal Benefit for Life(R) rider, we reserve the right to limit the number of model portfolios from which you can select, subject to state restrictions.


We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

- limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

- cancel required participation in the program after 30 days written notice;

- substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

- discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.


The investment advisory agreement will terminate automatically in the event that we are notified of a death which results in a death benefit becoming payable under the contract. In this case, your investment advisory relationship with RiverSource Investments and the notification of future reassessments will cease, but prior instructions provided by you in connection with your participation in the PN program will continue (e.g. rebalancing instructions provided to insurer).


RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large

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  50  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT(R) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER, GUARANTOR(R) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(R) RIDER



If you purchase the optional Accumulation Protector Benefit(R) rider, the optional Guarantor Withdrawal Benefit for Life(R) rider, the optional Guarantor(R) Withdrawal Benefit rider or the optional Income Assurer Benefit(R) rider, you are required to participate in the PN program under the terms of each rider.



- ACCUMULATION PROTECTOR BENEFIT(R) RIDER: You cannot terminate the Accumulation Protector Benefit(R) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(SM) rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.



- GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER: The Guarantor Withdrawal Benefit for Life(R) rider requires that your contract value be invested in one of the model portfolios for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the Guarantor Withdrawal Benefit for Life(R) rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- GUARANTOR(R) WITHDRAWAL BENEFIT RIDER: Because the Guarantor(R) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(R) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(R) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT(R) RIDER: You can terminate the Income Assurer Benefit(R) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(R) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(R) RIDER IS IN EFFECT.


OPTIONAL PN PROGRAM


If you do not select the optional Accumulation Protector Benefit(R) rider, the optional Guarantor Withdrawal Benefit for Life(R) rider, the optional Guarantor(R) Withdrawal Benefit rider or the optional Income Assurer Benefit(R) rider with your contract, you may elect to participate in the PN program.


You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.


You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the DCA fixed account (see "DCA Fixed Account"). Partial withdrawals do not cancel the PN program. Your participation in the PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.


TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   51

You may transfer contract value from any one subaccount, GPAs, the one-year fixed account or the DCA fixed account to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to the DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES
- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")

- Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of any GPAs and DCA accounts.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN
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  52  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under an automatic transfer program to exclude a restricted fund if you do not provide a new instruction.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   53

IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474


MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

- Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers except in connection with a DCA Fixed Account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

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  54  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance
Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")



Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor Withdrawal Benefit for Life(R) rider or the Guarantor(R) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor Withdrawal Benefit for Life(R) rider or the Guarantor(R) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").


In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs, the DCA fixed account and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   55

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.


TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:


  - you are at least age 59 1/2; or



  - you are disabled as defined in the Code; or


  - you severed employment with the employer who purchased the contract; or


  - the distribution is because of your death; or



  - effective Jan. 1, 2009, the distribution is due to plan termination; or



  - effective Jan. 1, 2009, you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(R) and/or Benefit Protector(R) Plus, the riders will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit(R) rider, the Guarantor Withdrawal Benefit for Life(R) and the Guarantor(R) Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


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  56  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

- ROP Death Benefit;

- MAV Death Benefit;

- 5% Accumulation Death Benefit; or

- Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit, less any purchase payment credits subject to reversal, to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   57

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

  ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV       =   PW X DB
    DEATH BENEFITS)                                                  ------------
                                                                     CV

  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

- minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

  5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR PARTIAL        =   PWT X VAF
    WITHDRAWALS                                                      ---------------
                                                                     SV

  PWT   =   the amount transferred from the subaccounts or the DCA fixed account or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the
            subaccounts or the DCA fixed account.
  VAF   =   variable account floor on the date of (but prior to) the
            transfer or partial withdrawal.
  SV    =   value of the subaccounts and the DCA fixed account on the
            date of (but prior to) the transfer of partial withdrawal.

The amount of purchase payment and purchase payment credits (if applicable) withdrawn from or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payment and purchase payment credits (if applicable) in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and purchase payment credits allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or DCA fixed account.


NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(R) 5% variable account floor.


RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:

1. contract value; or

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE

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  58  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals; or

3. the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments and any purchase payment credits, minus adjusted partial withdrawals; or

3. the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:

1. contract value;

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(R) and Benefit Protector(R) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(R), the Guarantor Withdrawal Benefit for Life(R) rider and the Guarantor(R) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   59
  spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(R) and the Benefit Protector(R) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(R) rider, the Guarantor Withdrawal Benefit for Life(R) and Guarantor(R) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(R) is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

OPTIONAL LIVING BENEFITS


ACCUMULATION PROTECTOR BENEFIT(R) RIDER



The Accumulation Protector Benefit(R) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(R) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:



ON THE BENEFIT DATE, IF:                         THEN YOUR ACCUMULATION PROTECTOR BENEFIT(R) RIDER BENEFIT IS:
The Minimum Contract Accumulation Value          The contract value is increased on the benefit date to equal
(defined below) as determined under the          the Minimum Contract Accumulation Value as determined under
Accumulation Protector Benefit(R) rider is       the Accumulation Protector Benefit(R) rider on the benefit
greater than your contract value,                date.
The contract value is equal to or greater than   Zero; in this case, the Accumulation Protector Benefit(R)
the Minimum Contract Accumulation Value as       rider ends without value and no benefit is payable.
determined under the Accumulation Protector
Benefit(R) rider,



If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(R) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(R) rider on the valuation date your contract value reached zero.



If this rider is available in your state, you may elect the Accumulation Protector Benefit(R) rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(R) rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(R) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit(R) rider may not be purchased with the optional Guarantor Withdrawal Benefit for Life(R) or the Guarantor(R) Withdrawal Benefit riders or any Income Assurer Benefit(R) rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit(R) rider may not be available in all states.



You should consider whether an Accumulation Protector Benefit(R) rider is appropriate for you because:


- you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset

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  60  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

  Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the asset allocation model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;


- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(R) rider;



- if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit(R) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;



- if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(R) rider, which is the length of the waiting period under the Accumulation Protector Benefit(R) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(R) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(R) rider may provide;



- the 10 year waiting period under the Accumulation Protector Benefit(R) rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and



- the 10 year waiting period under the Accumulation Protector Benefit(R) rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit(R) rider charge to increase (see "Charges").



Be sure to discuss with your investment professional whether a Accumulation Protector Benefit(R) rider is appropriate for your situation.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(R):


BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.


MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(R) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.


ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

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ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.


When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(R) rider at that time for new contract owners. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(R) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.


The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION


If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(R) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.


TERMINATING THE RIDER

The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full withdrawal; or

  - annuitization begins; or

  - the contract terminates as a result of the death benefit being paid.

  The rider will terminate on the benefit date.

For an example, see Appendix E.


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER



The Guarantor Withdrawal Benefit for Life(R) rider is an optional benefit that you may select for an additional annual charge if(1):


- you purchase your contract on or after May 1, 2006;

- the rider is available in your state; and

- you and the annuitant are 80 or younger on the date the contract is issued.


(1) The Guarantor Withdrawal Benefit for Life(R) rider is not available under an inherited qualified annuity.



You must elect the Guarantor Withdrawal Benefit for Life(R) rider when you purchase your contract. The rider effective date will be the contract issue date.



The Guarantor Withdrawal Benefit for Life(R) rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.


Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.
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The Guarantor Withdrawal Benefit for Life(R) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and do not intend to elect an annuity payout before the annuity payouts begin and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.



Under the terms of the Guarantor Withdrawal Benefit for Life(R) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:


(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment
    (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).


Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life(R) rider guarantees that you may take the following partial withdrawal amounts each contract year:


- After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

- During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

- During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year;

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below). Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

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If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.


You should consider whether the Guarantor Withdrawal Benefit for Life(R) rider is appropriate for you because:


- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

     (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

     (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below) unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.


  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life(R) rider will terminate.


- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your
  Contract -- Asset Allocation Program.") Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. For additional information, see Appendix G. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life(R) rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.


- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life(R) rider, you may not elect an Income Assurer Benefit(R) rider or the Accumulation Protector Benefit(R) rider.


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- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life(R)
  rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.



- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal procedures described below for the GBA, RBA and ALP.


For an example see Appendix F.


KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER ARE DESCRIBED BELOW:


PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a surrender of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the RBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal that payment's GBA to (the amount of the purchase payment).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

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- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.


  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

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THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.


COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.



ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.


ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:


- The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.


- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.


  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.


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

ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

  (b) At any other time -- the RALP is established equal to the ALP.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from this contract and the RMD calculated separately for this contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP will not be subject to excess withdrawal processing provided that the following conditions are met:

- The RMD is the life expectancy RMD for this contract alone, and

- The RMD amount is based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of this rider.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above.

See Appendix G for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

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  68  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
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- The ALP and RALP are not eligible for step ups until they are established.
  Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but never less than zero.


SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(R) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:


- The GBA, RBA, and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

- If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   69

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

   (a) receive the remaining schedule of GBPs until the RBA equals zero; or


   (b) wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.


We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

   (a) the remaining schedule of GBPs until the RBA equals zero; or

   (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.


The Guarantor Withdrawal Benefit for Life(R) rider and the contract will terminate under either of the following two scenarios:


- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

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  70  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
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CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing
Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows:


- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.


GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life(R) rider.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.

Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION


The Guarantor Withdrawal Benefit for Life(R) rider cannot be terminated either by you or us except as follows:


1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   71

GUARANTOR(R) WITHDRAWAL BENEFIT RIDER



The Guarantor(R) Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge if (1):



- you purchase your contract on or after May 1, 2006(2) in those states where the Guarantor Withdrawal Benefit for Life(R) rider is not available(3);


- you and the annuitant are 79 or younger on the date the contract is issued.


(1) The Guarantor(R) Withdrawal Benefit is not available under an inherited qualified annuity.

(2) The disclosures in this section also apply to contract owners who purchased this rider on or after April 29, 2005. In previous disclosures, we have referred to this rider as Rider A. We also offered an earlier version of this rider, previously referred to as Rider B. See Appendix H for information regarding Rider B which is no longer offered. See the rider attached to your contract for the actual terms of the benefit you purchased.
(3)  Ask your investment professional if this rider is available in your state.


You must elect the Guarantor(R) Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.



We will offer you the option of replacing the original rider with a new Guarantor(R) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.



The Guarantor(R) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.


If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(R) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(R) rider or the Accumulation Protector Benefit(R) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").



You should consider whether the Guarantor(R) Withdrawal Benefit is appropriate for you because:



- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this Guarantor(R) Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;


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  72  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
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- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change. See Appendix I for additional information. Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor(R) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments.


- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.


THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:


  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;



  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:



  c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   73

GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:


  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



  c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;


RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary (see "Elective Step Up" above). The GBP is equal to 7% of the GBA.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted. The GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.
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  74  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- If you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

- If you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

- If you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   75

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.

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  76  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
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If the contract value falls to zero and the RBA is depleted, the Guarantor(R)
Withdrawal Benefit rider and the contract will terminate.


For an example, see Appendix J.


INCOME ASSURER BENEFIT(R) RIDERS



There are three optional Income Assurer Benefit(R) riders available under your contract:



- Income Assurer Benefit(R) - MAV;



- Income Assurer Benefit(R) - 5% Accumulation Benefit Base; or



- Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.



The Income Assurer Benefit(R) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.



The general information in this section applies to each Income Assurer Benefit(R) rider. This section is followed by a description of each specific Income Assurer Benefit(R) rider and how it is calculated.



You should consider whether an Income Assurer Benefit(R) rider is appropriate for you because:


- you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, the one-year fixed account and GPAs (if available), to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider;


- if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(R) is appropriate for you (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payouts available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(R) rider with a qualified annuity;



- you must hold the Income Assurer Benefit(R) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;



- the 10-year waiting period may be restarted if you elect to change the model portfolio to one that causes the rider charge to increase (see
  "Charges -- Income Assurer Benefit(R)");



- the Income Assurer Benefit(R) rider terminates* 30 days following the contract anniversary after the annuitant's 86th birthday; and



- you can only exercise the Income Assurer Benefit(R) within 30 days after a contract anniversary following the expiration of the 10-year waiting period.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(R) rider before this time, your benefits will continue according to the annuity payout plan you have selected.



If the Income Assurer Benefit(R) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(R) you select (see "Charges -- Income Assurer Benefit(R) Rider Fee"). The effective date of the rider will be the contract issue date. The Guarantor Withdrawal Benefit for Life(R), the Guarantor(R) Withdrawal Benefit and the Accumulation Protector Benefit(R) riders are not available with any Income Assurer Benefit(R) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit(R) rider is appropriate for


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   77
your situation because of the 10-year waiting period requirement. Be sure to discuss with your investment professional whether an Income Assurer Benefit(R) rider is appropriate for your situation.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(R) RIDERS IN THE SECTIONS BELOW:



GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(R) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(R). Your annuitization payout will never be less than that provided by your contract value.



EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable
Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base and the Income Assurer
Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.


EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

  (a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
      to) the partial withdrawal; and

  (b) is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base and the Income Assurer
Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.


THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER
BENEFIT(R):


EXERCISING THE RIDER

Rider exercise conditions are:

- you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the waiting period;

- the annuitant on the retirement date must be between 50 to 86 years old; and

- you can only take an annuity payment in one of the following annuity payout plans:

  Plan A -- Life Annuity - No Refund;

  Plan B -- Life Annuity with Ten or Twenty Years Certain;

  Plan D -- Joint and Last Survivor Life Annuity - No Refund;

         -- Joint and Last Survivor Life Annuity with Twenty Years Certain; or

  Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

- If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

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  78  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
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- If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.05

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.

TERMINATING THE RIDER

Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

- you may terminate the rider any time after the expiration of the waiting period;

- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and


- the rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(R) rider before this time, your benefits will continue according to the annuity payout plan you have selected.



YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(R) RIDERS DESCRIBED BELOW:



INCOME ASSURER BENEFIT(R) - MAV



The guaranteed income benefit base for the Income Assurer Benefit(R) - MAV is the greater of these three values:


1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

  (a) current contract value; or

  (b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   79
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IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF
THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments; or

2. total purchase payments plus purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.


INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE


The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and any purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

  (a) is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

  (b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract

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  80  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
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anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

  (a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

  (b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

  (c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments (described above); or

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.


INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE


The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1. the contract value;

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3. the MAV (described above); or

4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3. the MAV, less market value adjusted excluded payments (described above); or

4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).

For an example of how benefits under each Income Assurer Benefit are calculated, see Appendix K.

OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R))



The Benefit Protector(R) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) to your contract. You must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(R) Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(R) is appropriate for your situation.


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   81

The Benefit Protector(R) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


- the applicable death benefit, plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.


EARNINGS AT DEATH: For purposes of the Benefit Protector(R) and Benefit Protector(R) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.



TERMINATING THE BENEFIT PROTECTOR(R)


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(R) Death Benefit Rider within 30 days of the date they elect to continue the contract.


For an example, see Appendix L.


BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS)



The Benefit Protector(R) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(R) rider during the second rider year.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) Plus to your contract. You must elect the Benefit Protector(R) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through transfer, exchange or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector(R) Rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(R) Plus is appropriate for your situation.



The Benefit Protector(R) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:



- the benefits payable under the Benefit Protector(R) described above, plus:


- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND THE ANNUITANT ARE      PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE     70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                        0%                                            0%
 Three and Four                    10%                                         3.75%
 Five or more                      20%                                          7.5%

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  82  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

Another way to describe the benefits payable under the Benefit Protector(R) Plus rider is as follows:


- the applicable death benefit, plus

                                IF YOU AND THE ANNUITANT ARE UNDER
CONTRACT YEAR               AGE 70 ON THE RIDER EFFECTIVE DATE, ADD...
 One               Zero
 Two               40% X earnings at death (see above)
 Three and Four    40% X (earnings at death + 25% of initial purchase payment*)
 Five or more      40% X (earnings at death + 50% of initial purchase payment*)

                                IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR              OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
 One               Zero
 Two               15% X earnings at death
 Three and Four    15% X (earnings at death + 25% of initial purchase payment*)
 Five or more      15% X (earnings at death + 50% of initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.


TERMINATING THE BENEFIT PROTECTOR(R) PLUS


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(R) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").


For an example, see Appendix M.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the DCA fixed account are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   83

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS


You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(R) rider.


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.


- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN (under the Income Assurer Benefit(R) rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.



- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND (not available under the Income Assurer Benefit(R) rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.


- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit(R) rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit(R) rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payment that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation will vary between 5.90% and 7.85% depending on the applicable contract option and the applicable assumed investment rate. (See
  "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.").



- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) OR GUARANTOR(R) WITHDRAWAL BENEFIT RIDER): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Guarantor Withdrawal Benefit for Life(R) Rider" or "Optional Benefits -- Guarantor(R) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will generally meet

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  84  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
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certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.



NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   85
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DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

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  86  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;



In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;



- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.



PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



- to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   87

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.



VOTING RIGHTS


As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or no longer most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).


In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

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  88  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT


- Only securities broker-dealers ("selling firms") registered with the SEC and members of FINRA may sell the contract.


- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS


- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.0% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.


- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms.

  These promotional incentives may include but are not limited to:

  - sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

  - marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

  - providing service to contract owners; and,

  - funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

- revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and

- fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   89

POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

- The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

- To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2007 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains

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  90  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   91

                                   APPENDICES

                  TABLE OF CONTENTS AND CROSS-REFERENCE TABLE


APPENDIX NAME                                           PAGE #   CROSS-REFERENCE                                           PAGE #
 Appendix A: Example -- Market Value Adjustment (MVA)   p. 93    Guarantee Period Accounts (GPAs)                           p. 32
 Appendix B: Example -- Income Assurer Benefit(R)                Charges -- Income Assurer Benefit(R) Rider Fee             p. 43
 Rider Fee                                              p. 95
 Appendix C: Example -- Withdrawal Charges              p. 96    Charges -- Withdrawal Charges                              p. 39
 Appendix D: Example -- Death Benefits                  p. 101   Benefits in Case of Death                                  p. 57
 Appendix E: Example -- Accumulation Protector                   Optional Benefits -- Accumulation Protector Benefit(R)     p. 60
 Benefit(R) Rider                                       p. 104   Rider
 Appendix F: Example -- Guarantor Withdrawal Benefit             Optional Benefits -- Guarantor Withdrawal Benefit for      p. 62
 for Life(R) Rider                                      p. 106   Life(R) Rider
 Appendix G: Guarantor Withdrawal Benefit for Life(R)            Optional Benefits -- Guarantor Withdrawal Benefit for      p. 62
 Rider --                                                        Life(R) Rider
 Additional RMD Disclosure                              p. 108
 Appendix H: Example -- Guarantor(R) Withdrawal                  Optional Benefits -- Guarantor(R) Withdrawal Benefit       p. 72
 Benefit --                                                      Rider
 Rider B Disclosure                                     p. 110
 Appendix I: Guarantor(R) Withdrawal Benefit Rider --            Optional Benefits -- Guarantor(SM) Withdrawal Benefit      p. 72
 Additional RMD Disclosure                              p. 115   Rider
 Appendix J: Example -- Guarantor(R) Withdrawal                  Optional Benefits -- Guarantor(R) Withdrawal Benefit       p. 72
 Benefit Rider                                          p. 116   Rider
 Appendix K: Example -- Income Assurer Benefit(R)                Optional Benefits -- Income Assurer Benefit(R) Riders      p. 77
 Riders                                                 p. 118
 Appendix L: Example -- Benefit Protector(R) Death               Optional Benefits -- Benefit Protector(R) Death Benefit    p. 81
 Benefit Rider                                          p. 123   Rider
 Appendix M: Example -- Benefit Protector(R) Plus                Optional Benefits -- Benefit Protector(R) Plus Death       p. 82
 Death Benefit Rider                                    p. 124   Benefit Rider
 Appendix N: Condensed Financial Information                     Condensed Financial Information (Unaudited)                p. 15
 (Unaudited)                                            p. 126


The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices D through F and J through M include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

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  92  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES

ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                       1 + I
      EARLY WITHDRAWAL AMOUNT X [(  ------------ )(N/12)  - 1] = MVA
                                    1 + J + .001

      Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                (rounded up).

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = -$39.84
                      1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = $27.61
                      1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, if you elected the seven-year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge

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      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   93
from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

--------------------------------------------------------------------------------
  94  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(R) RIDER FEE



EXAMPLE -- INCOME ASSURER BENEFIT(R) RIDER FEE

ASSUMPTIONS:


- You purchase the contract with a payment of $50,000 and allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals; and



- On the first contract anniversary your total contract value is $55,545; and



- On the second contract anniversary your total contract value is $53,270.



WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT(R) ON THE SECOND ANNIVERSARY AS FOLLOWS:



THE INCOME ASSURER BENEFIT(R) - MAV GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:



   Purchase Payments less adjusted partial withdrawals:          $50,000
   Contract value on the second anniversary:                     $53,270
   Maximum Anniversary Value:                                    $55,545
   ---------------------------------------------------------------------
   INCOME ASSURER BENEFIT(R) - MAV GUARANTEED INCOME BENEFIT
     BASE                                                        $55,545



THE INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:


   Purchase Payments less adjusted partial withdrawals:          $50,000
   Contract value on the second anniversary:                     $53,270
   5% Variable Account Floor = 1.05 X 1.05 X $50,000             $55,125
   ---------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED
     INCOME BENEFIT BASE                                         $55,125


THE INCOME ASSURER BENEFIT(R) -- GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE

IS THE GREATEST OF THE FOLLOWING VALUES:

   Purchase Payments less adjusted partial withdrawals:          $50,000
   Contract value on the second anniversary:                     $53,270
   Maximum Anniversary Value:                                    $55,545
   5% Variable Account Floor = 1.05 X 1.05 X $50,000             $55,125
   ---------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5%
     ACCUMULATION GUARANTEED INCOME BENEFIT BASE                 $55,545

THE INCOME ASSURER BENEFIT(SM) FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:


INCOME ASSURER BENEFIT(R) - MAV FEE =                           .30% X $55,545 = $166.64
INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE FEE
  =                                                             .60% X $55,125 = $330.75
INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5%
  ACCUMULATION BENEFIT BASE FEE =                               .65% X $55,545 = $361.04


--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   95

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling:


  - up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(R) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.



  - up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected the Guarantor Withdrawal Benefit for Life(R) rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

       PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

--------------------------------------------------------------------------------
  96  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:



This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment;



- During the fourth contract year you withdraw the contract for its total value. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and



- You have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                 Contract value just prior to withdrawal:       $60,000.00           $40,000.00
                                     Contract value on prior anniversary:        58,000.00            42,000.00

WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:

STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                            Contract value just prior to withdrawal (CV):        60,000.00            40,000.00
Less purchase payments received and not previously withdrawn (PPNPW):            50,000.00            50,000.00
                                                                                ----------           ----------
                       Earnings in the contract (but not less than zero):        10,000.00                 0.00

STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:        10,000.00                 0.00
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                                                ----------           ----------
                                            TFA (but not less than zero):        10,000.00             4,200.00

STEP 3.  Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
                                                Contract value withdrawn:        60,000.00            40,000.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            ACV (but not less than zero):        50,000.00            40,000.00

STEP 4.  Next we determine XSF, the amount by which 10% of the prior anniversary's contract value exceeds earnings.
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            XSF (but not less than zero):             0.00             4,200.00

STEP 5.  Now we can determine how much of the PPNPW is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV 2 XSF) / (CF 2 TFA) X (PPNPW 2 XSF)

                                                        XSF from Step 4 =             0.00             4,200.00
                                                        ACV from Step 3 =        50,000.00            40,000.00
                                                         CV from Step 1 =        60,000.00            40,000.00
                                                        TFA from Step 2 =        10,000.00             4,200.00
                                                      PPNPW from Step 1 =        50,000.00            50,000.00
                                                                                ----------           ----------
                                                                    PPW =        50,000.00            50,000.00


--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   97

                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
STEP 6.  We then calculate the withdrawal charge as a percentage of PPW.
         Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
                                                                     PPW:        50,000.00            50,000.00
                                                                less XSF:             0.00             4,200.00
                                                                                ----------           ----------
                            amount of PPW subject to a withdrawal charge:        50,000.00            45,800.00
                                multiplied by the withdrawal charge rate:           X 7.0%               X 7.0%
                                                                                ----------           ----------
                                                       withdrawal charge:         3,500.00             3,206.00

STEP 7.  The dollar amount you will receive as a result of your full withdrawal is determined as:
                                                Contract value withdrawn:        60,000.00            40,000.00
                                                       WITHDRAWAL CHARGE:        (3,500.00)           (3,206.00)
                         Contract charge (assessed upon full withdrawal):           (40.00)              (40.00)
                                                                                ----------           ----------
                                            NET FULL WITHDRAWAL PROCEEDS:        56,460.00            36,754.00


--------------------------------------------------------------------------------
  98  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:



This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment;



- During the fourth contract year you request a net partial withdrawal of $15,000.00. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and



- You have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                 Contract value just prior to withdrawal:       $60,000.00           $40,000.00
                                     Contract value on prior anniversary:        58,000.00            42,000.00
We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.

WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:

STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                            Contract value just prior to withdrawal (CV):        60,000.00            40,000.00
Less purchase payments received and not previously withdrawn (PPNPW):            50,000.00            50,000.00
                                                                                ----------           ----------
                       Earnings in the contract (but not less than zero):        10,000.00                 0.00

STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:        10,000.00                 0.00
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                                                ----------           ----------
                                            TFA (but not less than zero):        10,000.00             4,200.00

STEP 3.  Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
                                                Contract value withdrawn:        15,376.34            16,062.31
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            ACV (but not less than zero):         5,376.34            16,062.31

STEP 4.  Next we determine XSF, the amount by which 10% of the prior anniversary's contract value exceeds earnings.
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            XSF (but not less than zero):             0.00             4,200.00

STEP 5.  Now we can determine how much of the PPNPW is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV 2 XSF) / (CV 2 TFA) X (PPNPW 2 XSF)

                                                        XSF from Step 4 =             0.00             4,200.00
                                                        ACV from Step 3 =         5,376.34            16,062.31
                                                         CV from Step 1 =        60,000.00            40,000.00
                                                        TFA from Step 2 =        10,000.00             4,200.00
                                                      PPNPW from Step 1 =        50,000.00            50,000.00
                                                                                ----------           ----------
                                                                    PPW =         5,376.34            19,375.80


--------------------------------------------------------------------------------
      RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   99

                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
STEP 6.  We then calculate the withdrawal charge as a percentage of PPW.
         Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
                                                                     PPW:         5,376.34            19,375.80
                                                                less XSF:             0.00             4,200.00
                                                                                ----------           ----------
                            amount of PPW subject to a withdrawal charge:         5,376.34            15,175.80
                                multiplied by the withdrawal charge rate:           X 7.0%               X 7.0%
                                                                                ----------           ----------
                                                       withdrawal charge:           376.34             1,062.31

STEP 7.  The dollar amount you will receive as a result of your partial withdrawal is determined as:
                                                Contract value withdrawn:        15,376.34            16,062.31
                                                       WITHDRAWAL CHARGE:          (376.34)           (1,062.31)
                                                                                ----------           ----------
                                         NET PARTIAL WITHDRAWAL PROCEEDS:        15,000.00            15,000.00


--------------------------------------------------------------------------------
  100  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT


- You purchase the contract with a payment of $20,000; and



- On the first contract anniversary you make an additional purchase payment of $5,000; and



- During the second contract year the contract value falls to $22,000 and you take a $1,500 (including withdrawal charge) partial withdrawal; and



- During the third contract year the contract value grows to $23,000.



  WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
  CONTRACT VALUE AT DEATH:                                                                    $23,000.00
                                                                                              ----------
  Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.54
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------


  THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO
  VALUES:                                                             $23,295.45

EXAMPLE -- MAV DEATH BENEFIT


- You purchase the contract with a payment of $25,000; and



- On the first contract anniversary the contract value grows to $26,000; and



- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.



  WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS
  FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $20,500.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------
  3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
         Greatest of your contract anniversary values:                                        $26,000.00
         plus purchase payments made since the prior anniversary:                                  +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $26,000
         ----------------  =                                                                   -1,772.73
             $22,000                                                                          ----------
         for a death benefit of:                                                              $24,227.27
                                                                                              ----------


  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $24,227.27

--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   101

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and



- On the first contract anniversary the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and



- During the second contract year, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.



  THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $22,800.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a death benefit of:                                                              $23,456.79
                                                                                              ----------
  3. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary, calculated as: 1.05    $21,000.00
         x $20,000 =
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                   -1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the GPA account value:                                                           +5,300.00
         5% variable account floor (value of the GPA or the one-year fixed account and the variable
         account floor):                                                                      $24,642.11
                                                                                              ----------


  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES,
  WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                             $24,642.11

--------------------------------------------------------------------------------
  102  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPA accounts and $20,000 allocated to the subaccounts; and



- On the first contract anniversary the GPA account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and



- During the second contract year, the GPA account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including withdrawal charge) partial withdrawal all from the subaccounts, leaving the contract value at $22,800.



  THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $22,800.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a death benefit of:                                                              $23,456.79
                                                                                              ----------
  3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
         The MAV on the immediately preceding anniversary:                                    $25,000.00
         plus purchase payments made since that anniversary:                                       +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a MAV Death Benefit of:                                                          $23,456.79
                                                                                              ----------
  4. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary,
         calculated as: 1.05 X $20,000 =                                                      $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                   -1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the GPA value:                                                                   +5,300.00
         5% variable account floor (value of the GPAs, the one-year fixed account and the variable
         account floor):                                                                      $24,642.11
                                                                                              ----------


  ENHANCED DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE FOUR VALUES,
  WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                             $24,642.11

--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   103

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(R) RIDER


AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

- You purchase a contract with a seven-year withdrawal schedule with a payment of $125,000; and

- you make no additional purchase payments to the contract; and

- you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and

- you do not exercise the elective step up option available under the rider; and

- you do not change model portfolios.

Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

                                                                              MCAV       HYPOTHETICAL    HYPOTHETICAL
CONTRACT                                                                    ADJUSTED       ASSUMED         ASSUMED
DURATION                                        PURCHASE      PARTIAL       PARTIAL        NET RATE        CONTRACT
IN YEARS                                        PAYMENTS    WITHDRAWALS    WITHDRAWAL     OF RETURN         VALUE          MCAV
 At Issue                                       $125,000      $  N/A         $  N/A           N/A          $125,000      $125,000
 1                                                    0            0              0          12.0%          140,000       125,000
 2                                                    0            0              0          15.0%          161,000       128,800(2)
 3                                                    0            0              0           3.0%          165,830       132,664(2)
 4                                                    0            0              0          -8.0%          152,564       132,664
 5                                                    0        2,000          2,046         -15.0%          127,679       130,618
 6                                                    0            0              0          20.0%          153,215       130,618
 7                                                    0            0              0          15.0%          176,197       140,958(2)
 8                                                    0        5,000          4,444         -10.0%          153,577       136,513
 9                                                    0            0              0         -20.0%          122,862       136,513
 10(1)                                                0            0              0         -12.0%          108,118       136,513

(1)  The APB benefit date.
(2) These values indicate where the automatic step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

- You purchase a contract with a seven-year withdrawal schedule with a payment of $125,000; and

- you make no additional purchase payments to the contract; and

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  104  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

- you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and,

- the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

- you do not change model portfolios.

Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

               YEARS                                      MCAV       HYPOTHETICAL    HYPOTHETICAL
CONTRACT    REMAINING IN                                ADJUSTED       ASSUMED         ASSUMED
DURATION    THE WAITING     PURCHASE      PARTIAL       PARTIAL        NET RATE        CONTRACT
IN YEARS       PERIOD       PAYMENTS    WITHDRAWALS    WITHDRAWAL     OF RETURN         VALUE          MCAV
 At Issue        10         $125,000      $  N/A        $   N/A           N/A          $125,000      $125,000
 1               10(2)            0            0              0          12.0%          140,000       140,000(3)
 2               10(2)            0            0              0          15.0%          161,000       161,000(3)
 3               10(2)            0            0              0           3.0%          165,830       165,830(3)
 4                9               0            0              0          -8.0%          152,564       165,830
 5                8               0        2,000          2,558         -15.0%          127,679       163,272
 6                7               0            0              0          20.0%          153,215       163,272
 7               10(2)            0            0              0          15.0%          176,197       176,197(3)
 8                9               0        5,000          5,556         -10.0%          153,577       170,642
 9                8               0            0              0         -20.0%          122,862       170,642
 10               7               0            0              0         -12.0%          108,118       170,642
 11               6               0            0              0           3.0%          111,362       170,642
 12               5               0            0              0           4.0%          115,817       170,642
 13               4               0        7,500         10,524           5.0%          114,107       160,117
 14               3               0            0              0           6.0%          120,954       160,117
 15               2               0            0              0          -5.0%          114,906       160,117
 16               1               0            0              0         -11.0%          102,266       160,117
 17(1)            0               0            0              0          -3.0%           99,198       160,117

(1)  The APB benefit date.
(2)  The waiting period restarts when the elective step up is exercised.
(3)  These values indicate when the elective step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

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     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   105

APPENDIX F: EXAMPLE -- GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER


EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 60.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                            0         7,000          92,000       100,000      93,000     7,000         0
 1                              0             0          91,000       100,000      93,000     7,000     7,000
 1.5                            0         7,000          83,000       100,000      86,000     7,000         0
 2                              0             0          81,000       100,000      86,000     7,000     7,000
 5                              0             0          75,000       100,000      86,000     7,000     7,000
 5.5                            0         5,160          70,000       100,000      80,840     7,000     1,840
 6                              0             0          69,000       100,000      80,840     7,000     7,000
 6.5                            0         7,000          62,000       100,000      73,840     7,000         0
 7                              0             0          70,000       100,000      73,840     7,000     7,000
 7.5                            0        10,000          51,000        51,000(3)   51,000(3)  3,570         0
 8                              0             0          55,000        55,000      55,000     3,850     3,850


CONTRACT                  LIFETIME WITHDRAWAL BENEFIT
DURATION                  ----------------------------
IN YEARS                     ALP               RALP
 At Issue                   $  N/A            $  N/A
 0.5                           N/A               N/A
 1                             N/A               N/A
 1.5                           N/A               N/A
 2                             N/A               N/A
 5                           5,160(1)          5,160(1)
 5.5                         5,160                 0
 6                           5,160             5,160
 6.5                         3,720(2)              0
 7                           4,200             4,200
 7.5                         3,060(3)              0
 8                           3,300             3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

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  106  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 65.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                                    HYPOTHETICAL
CONTRACT                                              ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                 PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                 PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                             0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                             0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                             0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                           0         6,600         110,000       110,000     103,400     7,700     1,100
 4                             0             0         115,000       115,000     115,000     8,050     8,050
 4.5                           0         8,050         116,000       115,000     106,950     8,050         0
 5                             0             0         120,000       120,000     120,000     8,400     8,400
 5.5                           0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                             0             0         125,000       125,000     125,000     8,750     8,750


CONTRACT                 LIFETIME WITHDRAWAL BENEFIT
DURATION                 ----------------------------
IN YEARS                    ALP               RALP
 At Issue                  $6,000            $6,000
 1                          6,300             6,000(1)
 2                          6,600             6,000(1)
 3                          6,600             6,600(2)
 3.5                        6,600                 0
 4                          6,900             6,900
 4.5                        6,900(3)              0
 5                          7,200             7,200
 5.5                        7,200(4)              0
 6                          7,500             7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

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     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   107

APPENDIX G: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER --


ADDITIONAL RMD DISCLOSURE


This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor Withdrawal Benefit for Life(R) rider to satisfy the RMD rules under
Section 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.



For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:


(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

    - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.


    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life(R) rider.


(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.


    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life(R) rider.


(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year;


(2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life(R) rider is attached as of the date we make the determination; and


(3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);

     3. a Simplified Employee Pension plan (Section 408(k));

     4. a tax-sheltered annuity rollover (Section 403(b)).

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  108  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life(R) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.


In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   109

APPENDIX H: GUARANTOR(R) WITHDRAWAL BENEFIT -- RIDER B DISCLOSURE



GUARANTOR(R) WITHDRAWAL BENEFIT RIDER



The Guarantor(R) Withdrawal Benefit rider is an optional benefit that was offered for an additional annual charge if (1):


- you purchased your contract prior to April 29, 2005(2);

- the rider was available in your state; and

- you and the annuitant were 79 or younger on the date the contract was issued.


(1) The Guarantor(R) Withdrawal Benefit is not available under an inherited qualified annuity.


(2) In previous disclosure, we have referred to this rider as Rider B. This rider is no longer available for purchase. See the Guarantor Withdrawal Benefit for Life(R) and Guarantor(R) Withdrawal Benefit sections in this prospectus for information about currently offered versions of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.



You must elect the Guarantor(R) Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.



We will offer you the option of replacing the original rider with a new Guarantor(R) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.



The Guarantor(R) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.


If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor(R) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(R) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(R) rider or the Accumulation Protector Benefit(R) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").


You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:

- USE OF ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006 (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;

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  110  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to modify our administrative practice and will give you 30 days' written notice of any such change. See Appendix I for additional information. Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;



- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor(R) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments.


- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.


THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:


  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;



  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:



  c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


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     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   111

GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:


  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



  c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;


RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under both the original and enhanced riders, the GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

--------------------------------------------------------------------------------
  112  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

- if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the contract anniversary.

- The RBA will be increased to an amount equal to the contract anniversary value.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   113

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up.

Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION


Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(R) Withdrawal Benefit.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.


If the contract value falls to zero and the RBA is depleted, the Guarantor(R) Withdrawal Benefit rider and the contract will terminate.


For an example, see Appendix J.

--------------------------------------------------------------------------------
  114  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX I: GUARANTOR(R) WITHDRAWAL BENEFIT RIDER --


ADDITIONAL RMD DISCLOSURE


This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor(R) Withdrawal Benefit rider (including Riders A and B) to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.


For owners subject to RMD rules under Section 401(a)(9) amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

(2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

(3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.


(4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor(R) Withdrawal Benefit rider.


The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year;


(2) based solely on the value of the contract to which the Guarantor(R) Withdrawal Benefit rider is attached as of the date we make the determination; and


(3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);

     3. a Simplified Employee Pension plan (Section 408(k));

     4. a tax-sheltered annuity rollover (Section 403(b)).


In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(R) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.


In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   115

APPENDIX J: EXAMPLE -- GUARANTOR(R) WITHDRAWAL BENEFIT RIDER



EXAMPLE OF THE GUARANTOR(R) WITHDRAWAL BENEFIT -- THIS EXAMPLE ILLUSTRATES BOTH RIDER A (SEE "OPTIONAL BENEFITS") AND RIDER B (SEE APPENDIX H).


ASSUMPTION:


- You purchase the contract with a payment of $100,000.



  The Guaranteed Benefit Amount (GBA) equals your purchase
  payment:                                                     $100,000
  The Guaranteed Benefit Payment (GBP) equals 7% of your
  GBA:
     0.07 X $100,000 =                                         $  7,000
  The Remaining Benefit Amount (RBA) equals your purchase
  payment:                                                     $100,000
  On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                  $110,000
  The GBA equals 100% of your contract value:                  $110,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 X $110,000 =                                         $  7,700
  During the fourth contract year you decide to take a
  partial withdrawal of $7,700.
  You took a partial withdrawal equal to your GBP, so your
  RBA equals the prior RBA less the amount of the partial
  withdrawal:
     $110,000 - $7,700 =                                       $102,300
  The GBA equals the GBA immediately prior to the partial
  withdrawal:                                                  $110,000
  The GBP equals 7% of your GBA:
     0.07 X $110,000 =                                         $  7,700
  On the fourth contract anniversary you make an additional
  purchase payment of $50,000.
  The new RBA for the contract is equal to your prior RBA
  plus 100% of the additional purchase payment:
     $102,300 + $50,000 =                                      $152,300
  The new GBA for the contract is equal to your prior GBA
  plus 100% of the additional purchase payment:
     $110,000 + $50,000 =                                      $160,000
  The new GBP for the contract is equal to your prior GBP
  plus 7% of the additional purchase payment:
     $7,700 + $3,500 =                                         $ 11,200
  On the fifth contract anniversary your contract value
  grows to $200,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                  $200,000
  The GBA equals 100% of your contract value:                  $200,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 X $200,000 =                                         $ 14,000
  During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of
  $20,000. You took more than your GBP of $14,000 so your
  RBA gets reset to the lesser of:
     (1) your contract value immediately following the
     partial withdrawal;
          $230,000 - $20,000 =                                 $210,000
     OR
     (2) your prior RBA less the amount of the partial
     withdrawal.
          $200,000 - $20,000 =                                 $180,000
  Reset RBA = lesser of (1) or (2) =                           $180,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA                                        $200,000
     OR
     (2) your contract value immediately following the
     partial withdrawal;
          $230,000 - $20,000 =                                 $210,000
  Reset GBA = lesser of (1) or (2) =                           $200,000


--------------------------------------------------------------------------------
  116  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

  The Reset GBP is equal to 7% of your Reset GBA:
     0.07 X $200,000 =                                         $ 14,000
  During the eighth contract year your contract value falls
  to $175,000. You decide to take a partial withdrawal of
  $25,000. You took more than your GBP of $14,000 so your
  RBA gets reset to the lesser of:
     (1) your contract value immediately following the
     partial withdrawal;
          $175,000 - $25,000 =                                 $150,000
     OR
     (2) your prior RBA less the amount of the partial
     withdrawal.
          $180,000 - $25,000 =                                 $155,000
  Reset RBA = lesser of (1) or (2) =                           $150,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA;                                       $200,000
     OR
     (2) your contract value immediately following the
     partial withdrawal;
          $175,000 - $25,000 =                                 $150,000
  Reset GBA = lesser of (1) or (2) =                           $150,000
  The Reset GBP is equal to 7% of your Reset GBA:
     0.07 X $150,000 =                                         $ 10,500


--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   117

APPENDIX K: EXAMPLE -- INCOME ASSURER BENEFIT(R) RIDERS



The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(R) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.


For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.


Remember that the riders require you to choose a Portfolio Navigator model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator model portfolios include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(R) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator model portfolios.


ASSUMPTIONS:


- You purchase the contract during the 2006 calendar year with a payment of $100,000; and


- you invest all contract value in the subaccounts (protected investment options); and

- you make no additional purchase payments, partial withdrawals or changes in model portfolios; and

- the annuitant is male and age 55 at contract issue; and

- the joint annuitant is female and age 55 at contract issue.


EXAMPLE -- INCOME ASSURER BENEFIT(R) - MAV


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

              ASSUMED                                       MAXIMUM                GUARANTEED
 CONTRACT     CONTRACT             PURCHASE               ANNIVERSARY            INCOME BENEFIT
ANNIVERSARY    VALUE               PAYMENTS              VALUE (MAV)(1)          BASE - MAV(2)
--------------------------------------------------------------------------------------------------
     1        $108,000             $100,000                 $108,000                $108,000
     2        125,000                  none                  125,000                 125,000
     3        132,000                  none                  132,000                 132,000
     4        150,000                  none                  150,000                 150,000
     5         85,000                  none                  150,000                 150,000
     6        121,000                  none                  150,000                 150,000
     7        139,000                  none                  150,000                 150,000
     8        153,000                  none                  153,000                 153,000
     9        140,000                  none                  153,000                 153,000
    10        174,000                  none                  174,000                 174,000
    11        141,000                  none                  174,000                 174,000
    12        148,000                  none                  174,000                 174,000
    13        208,000                  none                  208,000                 208,000
    14        198,000                  none                  208,000                 208,000
    15        203,000                  none                  208,000                 208,000
--------------------------------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
  118  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS
              ------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
--------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30
    11            141,000               641.55                 642.96
    12            148,000               691.16                 692.64
    13            208,000               996.32                 998.40
    14            198,000               974.16                 976.14
    15            203,000             1,025.15               1,027.18
--------------------------------------------------------------------------

                                IAB - MAV PROVISIONS
             ----------------------------------------------------------
 CONTRACT                       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY   IAB - MAV      PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  BENEFIT BASE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
-----------  ----------------------------------------------------------
    10         $174,000           $  772.56              $  774.30
    11          174,000              791.70                 793.44
    12          174,000              812.58                 814.32
    13          208,000              996.32                 998.40
    14          208,000            1,023.36               1,025.44
    15          208,000            1,050.40               1,052.48
--------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS                                 IAB - MAV PROVISIONS
              -----------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)                           NEW TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST        IAB - MAV         PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)   BENEFIT BASE   SURVIVOR NO REFUND(2)
-------------------------------------------------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92            $174,000            $629.88
    11            141,000              521.70                  516.06             174,000             643.80
    12            148,000              559.44                  553.52             174,000             657.72
    13            208,000              807.04                  796.64             208,000             807.04
    14            198,000              786.06                  778.14             208,000             825.76
    15            203,000              826.21                  818.09             208,000             846.56
-------------------------------------------------------------------------------------------------------------------

             IAB - MAV PROVISIONS
             ---------------------
 CONTRACT        OLD TABLE(1)
ANNIVERSARY      PLAN D - LAST
AT EXERCISE  SURVIVOR NO REFUND(2)
-----------  ---------------------
    10              $622.92
    11               636.84
    12               650.76
    13               796.64
    14               817.44
    15               838.24
-------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   119

EXAMPLE - INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                   GUARANTEED
                                                                                     INCOME
              ASSUMED                                                            BENEFIT BASE -
 CONTRACT     CONTRACT             PURCHASE              5% ACCUMULATION         5% ACCUMULATION
ANNIVERSARY    VALUE               PAYMENTS              BENEFIT BASE(1)         BENEFIT BASE(2)
------------------------------------------------------------------------------------------------
     1        $108,000             $100,000                 $105,000                $108,000
     2        125,000                  none                  110,250                 125,000
     3        132,000                  none                  115,763                 132,000
     4        150,000                  none                  121,551                 150,000
     5         85,000                  none                  127,628                 127,628
     6        121,000                  none                  134,010                 134,010
     7        139,000                  none                  140,710                 140,710
     8        153,000                  none                  147,746                 153,000
     9        140,000                  none                  155,133                 155,133
    10        174,000                  none                  162,889                 174,000
    11        141,000                  none                  171,034                 171,034
    12        148,000                  none                  179,586                 179,586
    13        208,000                  none                  188,565                 208,000
    14        198,000                  none                  197,993                 198,000
    15        203,000                  none                  207,893                 207,893
------------------------------------------------------------------------------------------------

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS
              ------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
--------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30
    11            141,000               641.55                 642.96
    12            148,000               691.16                 692.64
    13            208,000               996.32                 998.40
    14            198,000               974.16                 976.14
    15            203,000             1,025.15               1,027.18
--------------------------------------------------------------------------

                               IAB - 5% RF PROVISIONS
             ----------------------------------------------------------
 CONTRACT                       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY  IAB - 5% RF     PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  BENEFIT BASE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
-----------  ----------------------------------------------------------
    10         $174,000          $   772.56              $  774.30
    11          171,034              778.20                 779.91
    12          179,586              838.66                 840.46
    13          208,000              996.32                 998.40
    14          198,000              974.16                 976.14
    15          207,893            1,049.86               1,051.94
--------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

--------------------------------------------------------------------------------
  120  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS
              --------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)
----------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92
    11            141,000              521.70                  516.06
    12            148,000              559.44                  553.52
    13            208,000              807.04                  796.64
    14            198,000              786.06                  778.14
    15            203,000              826.21                  818.09
----------------------------------------------------------------------------

                                IAB - 5% RF PROVISIONS
             ------------------------------------------------------------
 CONTRACT                       NEW TABLE(1)            OLD TABLE(1)
ANNIVERSARY  IAB - 5% RF        PLAN D - LAST           PLAN D - LAST
AT EXERCISE  BENEFIT BASE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)
-----------  ------------------------------------------------------------
    10         $174,000            $629.88                 $622.92
    11          171,034             632.83                  625.98
    12          179,586             678.83                  671.65
    13          208,000             807.04                  796.64
    14          198,000             786.06                  778.14
    15          207,893             846.12                  837.81
----------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


EXAMPLE -- INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                       GUARANTEED
                                                                                                         INCOME
                                                                                                     BENEFIT BASE -
                                                                                                       GREATER OF
              ASSUMED                                    MAXIMUM                                        MAV OR 5%
 CONTRACT     CONTRACT            PURCHASE             ANNIVERSARY           5% ACCUMULATION          ACCUMULATION
ANNIVERSARY    VALUE              PAYMENTS              VALUE(1)             BENEFIT BASE(1)         BENEFIT BASE(2)
--------------------------------------------------------------------------------------------------------------------
     1        $108,000            $100,000              $108,000                $105,000                $108,000
     2        125,000                 none               125,000                 110,250                 125,000
     3        132,000                 none               132,000                 115,763                 132,000
     4        150,000                 none               150,000                 121,551                 150,000
     5         85,000                 none               150,000                 127,628                 150,000
     6        121,000                 none               150,000                 134,010                 150,000
     7        139,000                 none               150,000                 140,710                 150,000
     8        153,000                 none               153,000                 147,746                 153,000
     9        140,000                 none               153,000                 155,133                 155,133
    10        174,000                 none               174,000                 162,889                 174,000
    11        141,000                 none               174,000                 171,034                 174,000
    12        148,000                 none               174,000                 179,586                 179,586
    13        208,000                 none               208,000                 188,565                 208,000
    14        198,000                 none               208,000                 197,993                 208,000
    15        203,000                 none               208,000                 207,893                 208,000
--------------------------------------------------------------------------------------------------------------------

(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   121

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS
              ------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
--------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30
    11            141,000               641.55                 642.96
    12            148,000               691.16                 692.64
    13            208,000               996.32                 998.40
    14            198,000               974.16                 976.14
    15            203,000             1,025.15               1,027.18
--------------------------------------------------------------------------

                                IAB - MAX PROVISIONS
             ----------------------------------------------------------
 CONTRACT                       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY   IAB - MAX      PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  BENEFIT BASE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
-----------  ----------------------------------------------------------
    10         $174,000          $   772.56             $   774.30
    11          174,000              791.70                 793.44
    12          179,586              838.66                 840.46
    13          208,000              996.32                 998.40
    14          208,000            1,023.36               1,025.44
    15          208,000            1,050.40               1,052.48
--------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS                                 IAB - MAX PROVISIONS
              -----------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)                           NEW TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST        IAB - MAX         PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)   BENEFIT BASE   SURVIVOR NO REFUND(2)
-------------------------------------------------------------------------------------------------------------------
    10           $174,000            $  629.88               $  622.92           $174,000           $  629.88
    11            141,000               521.70                  516.06            174,000              643.80
    12            148,000               559.44                  553.52            179,586              678.83
    13            208,000               807.04                  796.64            208,000              807.04
    14            198,000               786.06                  778.14            208,000              825.76
    15            203,000               826.21                  818.09            208,000              846.56
-------------------------------------------------------------------------------------------------------------------

             IAB - MAX PROVISIONS
             ---------------------
 CONTRACT        OLD TABLE(1)
ANNIVERSARY      PLAN D - LAST
AT EXERCISE  SURVIVOR NO REFUND(2)
-----------  ---------------------
    10             $  622.92
    11                636.84
    12                671.65
    13                796.64
    14                817.44
    15                838.24
-------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
  122  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX L : EXAMPLE -- BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER



EXAMPLE OF THE BENEFIT PROTECTOR(R)

ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and



- You select the MAV Death Benefit and the 7-year withdrawal charge schedule.



  During the first contract year the contract value grows to
  $105,000. The death benefit under the MAV Death Benefit
  equals the contract value, or $105,000. You have not
  reached the first contract anniversary so the Benefit
  Protector(R) does not provide any additional benefit at
  this time.
  On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
     MAV Death Benefit (contract value):                       $110,000
     plus the Benefit Protector(R) benefit which equals 40%
     of earnings at death (MAV Death Benefit minus payments
     not previously withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                  $110,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charges.
  We will withdraw $10,500 from your contract value free of
  charge (10% of your prior anniversary's contract value).
  The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your payment is in the third
  year of the withdrawal charge schedule, so we will
  withdraw $39,500 ($36,735 + $2,765 in withdrawal charges)
  from your contract value. Altogether, we will withdraw
  $50,000 and pay you $47,235. We calculate purchase
  payments not previously withdrawn as $100,000 - $45,000 =
  $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV Death Benefit (MAV adjusted for partial
     withdrawals):                                             $ 57,619
     plus the Benefit Protector(R) benefit (40% of earnings
     at death):
     0.40 X ($57,619 - $55,000) =                                +1,048
                                                               --------
  Total death benefit of:                                      $ 58,667
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old. The death
  benefit equals:
     MAV Death Benefit (contract value):                       $200,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)                                                       +55,000
                                                               --------
  Total death benefit of:                                      $255,000
  During the tenth contract year you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit
  Protector(R) value. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector(SM) benefit (40% of earnings
     at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)                                                       +55,000
                                                               --------
  Total death benefit of:                                      $305,000
  During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old and the value of the Benefit Protector(R)
  changes. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)
     0.40 X ($250,000 - $105,000) =                             +58,000
                                                               --------
  Total death benefit of:                                      $308,000


--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   123

APPENDIX M: EXAMPLE -- BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER



EXAMPLE OF THE BENEFIT PROTECTOR(R) PLUS

ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and


- You select the MAV Death Benefit and the 7-year withdrawal charge schedule.


  During the first contract year the contract value grows to
  $105,000. The death benefit equals the MAV Death Benefit,
  which is the contract value, or $105,000. You have not
  reached the first contract anniversary so the Benefit
  Protector(R) Plus does not provide any additional benefit
  at this time.
  On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract
  anniversary so the Benefit Protector(R) Plus does not
  provide any additional benefit beyond what is provided by
  the Benefit Protector(R) at this time. The death benefit
  equals:
     MAV Death Benefit (contract value):                       $110,000
     plus the Benefit Protector(SM) Plus benefit which
     equals 40% of earnings at death
     (MAV rider minus payments not previously withdrawn):
     0.40 X ($110,000 -- $100,000) =                             +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                  $110,000
     plus the Benefit Protector(SM) Plus benefit which
     equals 40% of earnings at death:
     0.40 X ($110,000 -- $100,000) =                             +4,000
     plus 10% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.10 X $100,000 =            +10,000
                                                               --------
  Total death benefit of:                                      $124,000
  During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of
  charge (10% of your prior anniversary's contract value).
  The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your payment is in the third
  year of the withdrawal charge schedule, so we will
  withdraw $39,500 ($36,735 + $2,765 in withdrawal charges)
  from your contract value. Altogether, we will withdraw
  $50,000 and pay you $47,235. We calculate purchase
  payments not previously withdrawn as $100,000 - $45,000 =
  $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV Death Benefit (MAV adjusted for partial
     withdrawals):                                             $ 57,619
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death:
     0.40 X ($57,619 - $55,000) =                                +1,048
     plus 10% of purchase payments made within 60 days of
     contract
     issue and not previously withdrawn: 0.10 X $55,000 =        +5,500
                                                               --------
  Total death benefit of:                                      $ 64,167
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old. Because we are
  beyond the fourth contract anniversary the Benefit
  Protector(R) Plus also reaches its maximum of 20%. The
  death benefit equals:
     MAV Death Benefit (contract value):                       $200,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death, up to a maximum of 100%
     of purchase payments not previously withdrawn
     that are one or more years old                             +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $266,000


--------------------------------------------------------------------------------
  124  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

  On the tenth contract anniversary you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit
  Protector(R) Plus value. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $316,000
  During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old. The value of the Benefit Protector(R) Plus
  remains constant. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death
     (MAV rider minus payments not previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
     plus 20% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.20 X $55,000 =             +11,000
                                                               --------
  Total death benefit of:                                      $319,000


--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   125

APPENDIX N: CONDENSED FINANCIAL INFORMATION



(Unaudited)



The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                               2007         2006
-----------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (05/01/2006)
Accumulation unit value at beginning of period                    $1.06      $1.00
Accumulation unit value at end of period                          $1.06      $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2006)
Accumulation unit value at beginning of period                    $0.99      $1.00
Accumulation unit value at end of period                          $1.09      $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                        1,210        493
-----------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (05/01/2006)
Accumulation unit value at beginning of period                    $1.01      $1.00
Accumulation unit value at end of period                          $1.11      $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --
Accumulation unit value at end of period                          $1.03         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --
Accumulation unit value at end of period                          $1.05         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                        4,018         --
-----------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (05/01/2006)
Accumulation unit value at beginning of period                    $1.04      $1.00
Accumulation unit value at end of period                          $1.13      $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (05/01/2006)
Accumulation unit value at beginning of period                    $1.08      $1.00
Accumulation unit value at end of period                          $1.10      $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --
Accumulation unit value at end of period                          $1.16         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (05/01/2006)
Accumulation unit value at beginning of period                    $1.11      $1.00
Accumulation unit value at end of period                          $1.15      $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                            9          3
-----------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (05/01/2006)
Accumulation unit value at beginning of period                    $1.12      $1.00
Accumulation unit value at end of period                          $1.17      $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                        6,819      2,227
-----------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (05/01/2006)
Accumulation unit value at beginning of period                    $1.02      $1.00
Accumulation unit value at end of period                          $1.10      $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (05/01/2006)
Accumulation unit value at beginning of period                    $1.08      $1.00
Accumulation unit value at end of period                          $1.26      $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --
Accumulation unit value at end of period                          $0.90         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  126  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007           2006
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (05/01/2006)
Accumulation unit value at beginning of period                          $0.97          $1.00
Accumulation unit value at end of period                                $1.15          $0.97
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 22          4,219
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (05/01/2006)
Accumulation unit value at beginning of period                          $1.12          $1.00
Accumulation unit value at end of period                                $1.05          $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.08          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 27          1,524
-----------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.13             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              9,765             --
-----------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.14             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 20             --
-----------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of period                          $1.04          $1.00
Accumulation unit value at end of period                                $1.00          $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,836              5
-----------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.10             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.98          $1.00
Accumulation unit value at end of period                                $0.99          $0.98
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.98          $1.00
Accumulation unit value at end of period                                $1.11          $0.98
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  2            950
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.12          $1.00
Accumulation unit value at end of period                                $1.18          $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.10             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  2             --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.10          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $0.99             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              4,857             --
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.03          $1.00
Accumulation unit value at end of period                                $1.20          $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                             12,765          9,751
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.01          $1.00
Accumulation unit value at end of period                                $1.27          $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  5              5
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   127

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007           2006
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.04          $1.00
Accumulation unit value at end of period                                $1.07          $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              8,725            859
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.99          $1.00
Accumulation unit value at end of period                                $1.13          $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                              4,921          1,866
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.05          $1.00
Accumulation unit value at end of period                                $1.22          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,053            434
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.11          $1.00
Accumulation unit value at end of period                                $1.14          $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                132              6
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.03          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 27              1
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $0.99          $1.00
Accumulation unit value at end of period                                $1.09          $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  3              2
-----------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.09          $1.00
Accumulation unit value at end of period                                $1.12          $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 83          2,313
-----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.05          $1.00
Accumulation unit value at end of period                                $1.15          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              9,216          3,787
-----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                          $1.11          $1.00
Accumulation unit value at end of period                                $1.12          $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                116              1
-----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.08          $1.00
Accumulation unit value at end of period                                $1.10          $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                              5,921          3,150
-----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $0.94             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  2             --
-----------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.06             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             11,694             --
-----------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.03             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (05/01/2006)
Accumulation unit value at beginning of period                          $1.03          $1.00
Accumulation unit value at end of period                                $1.13          $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (05/01/2006)
Accumulation unit value at beginning of period                          $1.00          $1.00
Accumulation unit value at end of period                                $1.02          $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  2              5
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  128  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007           2006
-----------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (05/01/2006)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.10          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (05/01/2006)
Accumulation unit value at beginning of period                          $1.22          $1.00
Accumulation unit value at end of period                                $1.54          $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  9              2
-----------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.02          $1.00
Accumulation unit value at end of period                                $1.15          $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 32             12
-----------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.12          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 10              1
-----------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.00          $1.00
Accumulation unit value at end of period                                $0.98          $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 24             20
-----------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.04          $1.00
Accumulation unit value at end of period                                $1.13          $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             13,059          3,108
-----------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.04             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             11,741             --
-----------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.03          $1.00
Accumulation unit value at end of period                                $1.01          $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.09          $1.00
Accumulation unit value at end of period                                $1.17          $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.04          $1.00
Accumulation unit value at end of period                                $0.90          $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  6          1,670
-----------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $0.95          $1.00
Accumulation unit value at end of period                                $0.98          $0.95
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST LARGE CAP CORE EQUITY FUND (05/01/2006)
(PREVIOUSLY STI CLASSIC VARIABLE TRUST LARGE CAP CORE EQUITY FUND)
Accumulation unit value at beginning of period                          $1.08          $1.00
Accumulation unit value at end of period                                $1.08          $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,036            708
-----------------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST LARGE CAP GROWTH STOCK FUND (05/01/2006)
(PREVIOUSLY STI CLASSIC VARIABLE TRUST LARGE CAP GROWTH STOCK FUND)
Accumulation unit value at beginning of period                          $1.05          $1.00
Accumulation unit value at end of period                                $1.20          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST LARGE CAP VALUE EQUITY FUND (05/01/2006)
(PREVIOUSLY STI CLASSIC VARIABLE TRUST LARGE CAP VALUE EQUITY FUND)
Accumulation unit value at beginning of period                          $1.09          $1.00
Accumulation unit value at end of period                                $1.12          $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   129

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007           2006
-----------------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST MID-CAP CORE EQUITY FUND (05/01/2006)
(PREVIOUSLY STI CLASSIC VARIABLE TRUST MID-CAP CORE EQUITY FUND)
Accumulation unit value at beginning of period                          $1.02          $1.00
Accumulation unit value at end of period                                $1.07          $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST SMALL CAP VALUE EQUITY FUND (05/01/2006)
(PREVIOUSLY STI CLASSIC VARIABLE TRUST SMALL CAP VALUE EQUITY FUND)
Accumulation unit value at beginning of period                          $1.00          $1.00
Accumulation unit value at end of period                                $1.01          $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,089            369
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $0.99             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,996             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (05/01/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                          $1.05          $1.00
Accumulation unit value at end of period                                $1.10          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/01/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                          $1.05          $1.00
Accumulation unit value at end of period                                $0.99          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                639             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (05/01/2006)
Accumulation unit value at beginning of period                          $1.02          $1.00
Accumulation unit value at end of period                                $1.06          $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                321             67
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash
  Management Fund at Dec. 31, 2007 were 3.44% and 3.50%, respectively.
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.04          $1.00
Accumulation unit value at end of period                                $1.09          $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             19,798          8,562
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.06          $1.00
Accumulation unit value at end of period                                $1.14          $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                             12,478          5,812
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND
(05/01/2006)
Accumulation unit value at beginning of period                          $1.03          $1.00
Accumulation unit value at end of period                                $1.10          $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              9,543          6,089
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.05          $1.00
Accumulation unit value at end of period                                $1.08          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                997             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.06          $1.00
Accumulation unit value at end of period                                $1.07          $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                                517            761
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.05          $1.00
Accumulation unit value at end of period                                $1.07          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,039          2,214
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.08          $1.00
Accumulation unit value at end of period                                $1.10          $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  130  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007           2006
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.10          $1.00
Accumulation unit value at end of period                                $1.08          $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (05/01/2006)
Accumulation unit value at beginning of period                          $0.96          $1.00
Accumulation unit value at end of period                                $1.08          $0.96
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.00             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.09          $1.00
Accumulation unit value at end of period                                $1.13          $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  4              2
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (05/01/2006)
Accumulation unit value at beginning of period                          $1.03          $1.00
Accumulation unit value at end of period                                $1.07          $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                711            239
-----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (05/01/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                          $1.13          $1.00
Accumulation unit value at end of period                                $1.55          $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                              3,593          1,590
-----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (05/01/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.19          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.09          $1.00
Accumulation unit value at end of period                                $1.06          $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,163          5,339
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $0.85             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              2,329             --
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.13             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 12             --
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period                          $1.23          $1.00
Accumulation unit value at end of period                                $1.01          $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 71             46
-----------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (05/01/2006)
Accumulation unit value at beginning of period                          $1.09          $1.00
Accumulation unit value at end of period                                $1.26          $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                              4,011          2,127
*Effective June 1, 2008, the Fund will change its name to Wanger
  International.
-----------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (05/01/2006)
Accumulation unit value at beginning of period                          $1.00          $1.00
Accumulation unit value at end of period                                $1.05          $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                              3,212            306
*Effective June 1, 2008, the Fund will change its name to Wanger
  USA.
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   131

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.23    $1.11    $1.07    $1.00
Accumulation unit value at end of period                       $1.22    $1.23    $1.11    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                3,865    4,263    5,023    3,225
-----------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.18    $1.13    $1.06    $1.00
Accumulation unit value at end of period                       $1.29    $1.18    $1.13    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                2,494    2,008        3        3
-----------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.35    $1.18    $1.10    $1.00
Accumulation unit value at end of period                       $1.46    $1.35    $1.18    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   73       19       19       12
-----------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.03       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.04       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                9,747       --       --       --
-----------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.23    $1.13    $1.07    $1.00
Accumulation unit value at end of period                       $1.32    $1.23    $1.13    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,038    1,204    1,379      900
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                 $1.19    $1.08    $1.07    $1.00
Accumulation unit value at end of period                       $1.19    $1.19    $1.08    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.15       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                 $1.27    $1.11    $1.08    $1.00
Accumulation unit value at end of period                       $1.30    $1.27    $1.11    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  168      170      126       90
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                 $1.81    $1.36    $1.19    $1.00
Accumulation unit value at end of period                       $1.87    $1.81    $1.36    $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                               17,556   13,071    8,418    3,162
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                 $1.04    $1.05    $1.05    $1.00
Accumulation unit value at end of period                       $1.12    $1.04    $1.05    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                               23,067   24,580   21,086    7,249
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                 $1.52    $1.24    $1.12    $1.00
Accumulation unit value at end of period                       $1.76    $1.52    $1.24    $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   68       --       --       --
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.90       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    9       --       --       --
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period                 $1.01    $1.06    $1.06    $1.00
Accumulation unit value at end of period                       $1.19    $1.01    $1.06    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                6,538   19,124    6,266    2,495
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                 $1.30    $1.12    $1.09    $1.00
Accumulation unit value at end of period                       $1.21    $1.30    $1.12    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   24       29       15       26
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  132  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                 $1.06    $1.00       --       --
Accumulation unit value at end of period                       $1.06    $1.06       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                4,084    8,585       --       --
-----------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.12       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               21,154       --       --       --
-----------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.13       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (04/30/2004)
Accumulation unit value at beginning of period                 $1.41    $1.21    $1.17    $1.00
Accumulation unit value at end of period                       $1.35    $1.41    $1.21    $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                               14,170       --       --       --
-----------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.10       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.27    $1.21    $1.13    $1.00
Accumulation unit value at end of period                       $1.27    $1.27    $1.21    $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.07    $1.04    $1.03    $1.00
Accumulation unit value at end of period                       $1.20    $1.07    $1.04    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                3,110    6,310    2,901    1,117
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.19    $1.05    $1.02    $1.00
Accumulation unit value at end of period                       $1.25    $1.19    $1.05    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  112       67       71       72
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.09       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.50    $1.25    $1.14    $1.00
Accumulation unit value at end of period                       $1.53    $1.50    $1.25    $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   24       24       26        7
-----------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.98       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               11,432       --       --       --
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.38    $1.27    $1.11    $1.00
Accumulation unit value at end of period                       $1.59    $1.38    $1.27    $1.11
Number of accumulation units outstanding at end of period
  (000 omitted)                                               42,111   45,962   19,309    6,485
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.11    $1.06    $1.03    $1.00
Accumulation unit value at end of period                       $1.38    $1.11    $1.06    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   15       15       --       --
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.05    $1.03    $1.03    $1.00
Accumulation unit value at end of period                       $1.08    $1.05    $1.03    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                               30,874   10,450    8,474    3,024
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.55    $1.40    $1.21    $1.00
Accumulation unit value at end of period                       $1.75    $1.55    $1.40    $1.21
Number of accumulation units outstanding at end of period
  (000 omitted)                                                9,998    6,670    2,154      194
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   133

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.48    $1.28    $1.10    $1.00
Accumulation unit value at end of period                       $1.70    $1.48    $1.28    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                4,606    5,282    5,025    3,210
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.30    $1.12    $1.12    $1.00
Accumulation unit value at end of period                       $1.32    $1.30    $1.12    $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,849    1,382    1,066      516
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.27    $1.11    $1.09    $1.00
Accumulation unit value at end of period                       $1.21    $1.27    $1.11    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  151       68       53       34
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.18    $1.11    $1.08    $1.00
Accumulation unit value at end of period                       $1.29    $1.18    $1.11    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  125       98      115      111
-----------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.37    $1.18    $1.09    $1.00
Accumulation unit value at end of period                       $1.39    $1.37    $1.18    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  542    6,611      374      369
-----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.22    $1.10    $1.16    $1.00
Accumulation unit value at end of period                       $1.33    $1.22    $1.10    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                               26,747   18,800    7,744    2,656
-----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.43    $1.20    $1.12    $1.00
Accumulation unit value at end of period                       $1.44    $1.43    $1.20    $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  148      112       57       25
-----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.51    $1.32    $1.19    $1.00
Accumulation unit value at end of period                       $1.53    $1.51    $1.32    $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                               17,019   14,517    6,833    2,746
-----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.94       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.05       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               25,309       --       --       --
-----------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.03       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                 $1.15    $1.10    $1.07    $1.00
Accumulation unit value at end of period                       $1.26    $1.15    $1.10    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   14       14       34       22
-----------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                 $1.19    $1.07    $1.04    $1.00
Accumulation unit value at end of period                       $1.19    $1.19    $1.07    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    9       10       11       12
-----------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                 $1.20    $1.09    $1.09    $1.00
Accumulation unit value at end of period                       $1.22    $1.20    $1.09    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  102      106       69       53
-----------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                 $1.82    $1.42    $1.24    $1.00
Accumulation unit value at end of period                       $2.28    $1.82    $1.42    $1.24
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  120       32        1        1
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  134  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.15    $1.09    $1.06    $1.00
Accumulation unit value at end of period                       $1.29    $1.15    $1.09    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                8,700   10,182    8,509    3,218
-----------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.48    $1.29    $1.15    $1.00
Accumulation unit value at end of period                       $1.54    $1.48    $1.29    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  231      209      177       72
-----------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.41    $1.25    $1.16    $1.00
Accumulation unit value at end of period                       $1.36    $1.41    $1.25    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   71       75       59       31
-----------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.13    $1.07    $1.07    $1.00
Accumulation unit value at end of period                       $1.21    $1.13    $1.07    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                               38,909   20,731   11,203    4,674
-----------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.03       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               26,289       --       --       --
-----------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.15    $1.14    $1.03    $1.00
Accumulation unit value at end of period                       $1.12    $1.15    $1.14    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  144      142      109       57
-----------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.57    $1.26    $1.14    $1.00
Accumulation unit value at end of period                       $1.67    $1.57    $1.26    $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   27       --       --       --
-----------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.43    $1.24    $1.18    $1.00
Accumulation unit value at end of period                       $1.22    $1.43    $1.24    $1.18
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  192    4,666       76       17
-----------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.29    $1.25    $1.14    $1.00
Accumulation unit value at end of period                       $1.32    $1.29    $1.25    $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    8        8       --       --
-----------------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST LARGE CAP CORE EQUITY FUND (04/30/2004)
(PREVIOUSLY STI CLASSIC VARIABLE TRUST LARGE CAP CORE EQUITY FUND)
Accumulation unit value at beginning of period                 $1.35    $1.19    $1.11    $1.00
Accumulation unit value at end of period                       $1.34    $1.35    $1.19    $1.11
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   10        4       --       --
-----------------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST LARGE CAP GROWTH STOCK FUND (04/30/2004)
(PREVIOUSLY STI CLASSIC VARIABLE TRUST LARGE CAP GROWTH STOCK FUND)
Accumulation unit value at beginning of period                 $1.11    $1.02    $1.05    $1.00
Accumulation unit value at end of period                       $1.25    $1.11    $1.02    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    9        9        9        2
-----------------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST LARGE CAP VALUE EQUITY FUND (04/30/2004)
(PREVIOUSLY STI CLASSIC VARIABLE TRUST LARGE CAP VALUE EQUITY FUND)
Accumulation unit value at beginning of period                 $1.36    $1.13    $1.11    $1.00
Accumulation unit value at end of period                       $1.38    $1.36    $1.13    $1.11
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST MID-CAP CORE EQUITY FUND (04/30/2004)
(PREVIOUSLY STI CLASSIC VARIABLE TRUST MID-CAP CORE EQUITY FUND)
Accumulation unit value at beginning of period                 $1.41    $1.30    $1.16    $1.00
Accumulation unit value at end of period                       $1.46    $1.41    $1.30    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   135

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST SMALL CAP VALUE EQUITY FUND (04/30/2004)
(PREVIOUSLY STI CLASSIC VARIABLE TRUST SMALL CAP VALUE EQUITY FUND)
Accumulation unit value at beginning of period                 $1.48    $1.30    $1.18    $1.00
Accumulation unit value at end of period                       $1.49    $1.48    $1.30    $1.18
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   14        6        4        2
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.99       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               19,856       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                 $1.23    $1.08    $1.10    $1.00
Accumulation unit value at end of period                       $1.28    $1.23    $1.08    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                 $1.41    $1.19    $1.15    $1.00
Accumulation unit value at end of period                       $1.31    $1.41    $1.19    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                               12,674   11,121   10,647    4,456
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (04/30/2004)
Accumulation unit value at beginning of period                 $1.03    $1.00    $0.99    $1.00
Accumulation unit value at end of period                       $1.05    $1.03    $1.00    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                3,584    1,771      839      136
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash
  Management Fund at Dec. 31, 2007 were 2.59% and 2.62%, respectively.
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.06    $1.03    $1.03    $1.00
Accumulation unit value at end of period                       $1.09    $1.06    $1.03    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                               49,906   27,709      237      220
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.51    $1.29    $1.15    $1.00
Accumulation unit value at end of period                       $1.60    $1.51    $1.29    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                               31,206   25,297    8,506       34
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND
(05/01/2006)
Accumulation unit value at beginning of period                 $1.02    $1.00       --       --
Accumulation unit value at end of period                       $1.08    $1.02       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               24,803   19,914       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.24    $1.14    $1.07    $1.00
Accumulation unit value at end of period                       $1.26    $1.24    $1.14    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                2,883       38       38       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.20    $1.10    $1.08    $1.00
Accumulation unit value at end of period                       $1.20    $1.20    $1.10    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                4,514    5,751    3,150      830
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/01/2004)
Accumulation unit value at beginning of period                 $1.18    $1.11    $1.09    $1.00
Accumulation unit value at end of period                       $1.18    $1.18    $1.11    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                               14,534    6,780        8        8
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.24    $1.09    $1.05    $1.00
Accumulation unit value at end of period                       $1.25    $1.24    $1.09    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                               10,759   11,734   14,054    9,019
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.32    $1.13    $1.10    $1.00
Accumulation unit value at end of period                       $1.29    $1.32    $1.13    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   23       23       24       --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  136  RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.13    $1.15    $1.07    $1.00
Accumulation unit value at end of period                       $1.26    $1.13    $1.15    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  906    1,023    1,088      697
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.99       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   69       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.25    $1.11    $1.08    $1.00
Accumulation unit value at end of period                       $1.29    $1.25    $1.11    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  147      142      132       48
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.01    $0.99    $1.00    $1.00
Accumulation unit value at end of period                       $1.05    $1.01    $0.99    $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                5,294    3,802    1,781      218
-----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                 $2.01    $1.53    $1.17    $1.00
Accumulation unit value at end of period                       $2.73    $2.01    $1.53    $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                7,826    7,742    4,979    2,159
-----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                 $1.55    $1.27    $1.14    $1.00
Accumulation unit value at end of period                       $1.71    $1.55    $1.27    $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    2        2        1       --
-----------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.31    $1.15    $1.13    $1.00
Accumulation unit value at end of period                       $1.26    $1.31    $1.15    $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                               39,815   41,096   23,606    8,260
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.85       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                4,909       --       --       --
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.12       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $2.12    $1.57    $1.37    $1.00
Accumulation unit value at end of period                       $1.72    $2.12    $1.57    $1.37
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  728      573      619      292
-----------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (04/30/2004)
Accumulation unit value at beginning of period                 $1.93    $1.43    $1.20    $1.00
Accumulation unit value at end of period                       $2.20    $1.93    $1.43    $1.20
Number of accumulation units outstanding at end of period
  (000 omitted)                                                7,675    6,793    3,916    1,854
*Effective June 1, 2008, the Fund will change its name to
  Wanger International.
-----------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (04/30/2004)
Accumulation unit value at beginning of period                 $1.33    $1.26    $1.15    $1.00
Accumulation unit value at end of period                       $1.38    $1.33    $1.26    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                               11,339    6,970    5,234    2,030
*Effective June 1, 2008, the Fund will change its name to
  Wanger USA.
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   137

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p.  6
Financial Statements


--------------------------------------------------------------------------------
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


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--------------------------------------------------------------------------------
     RIVERSOURCE INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS   143

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member FINRA.

Insurance and annuity products are issued by RiverSource Life Insurance Company.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


45312 H (5/08)

PROSPECTUS


MAY 1, 2008


EVERGREEN

NEW SOLUTIONS SELECT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

             829 Ameriprise Financial Center
             Minneapolis, MN 55474
             Telephone: (800) 333-3437

             (Corporate Office)

             RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Dreyfus Investment Portfolios, Service Share Class
Dreyfus Variable Investment Fund, Service Share Class
Evergreen Variable Annuity Trust
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products
  Trust (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Oppenheimer Variable Account Funds, Service Shares
Putnam Variable Trust - Class IB Shares

RiverSource Variable Series Trust (RVST) formerly known as RiverSource(SM) Variable Portfolio Funds

The Universal Institutional Funds, Inc., Class II Shares
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

NEW EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

Please read the prospectuses carefully and keep them for future reference.

Contracts with a seven-year withdrawal charge schedule receive a purchase payment credit for each payment made to the contract. Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit. The credits may be reversed. (See "Buying Your Contract -- Purchase Payment Credits.") Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

--------------------------------------------------------------------------------
               EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   1

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

TABLE OF CONTENTS


KEY TERMS.......................................   3
THE CONTRACT IN BRIEF...........................   5
EXPENSE SUMMARY.................................   7
CONDENSED FINANCIAL INFORMATION (UNAUDITED).....  12
FINANCIAL STATEMENTS............................  12
THE VARIABLE ACCOUNT AND THE FUNDS..............  12
GUARANTEE PERIOD ACCOUNTS (GPAS)................  22
THE ONE-YEAR FIXED ACCOUNT......................  23
BUYING YOUR CONTRACT............................  23
CHARGES.........................................  26
VALUING YOUR INVESTMENT.........................  31
MAKING THE MOST OF YOUR CONTRACT................  32
WITHDRAWALS.....................................  41
TSA -- SPECIAL PROVISIONS.......................  42
CHANGING OWNERSHIP..............................  42
BENEFITS IN CASE OF DEATH.......................  42
OPTIONAL BENEFITS...............................  45
THE ANNUITY PAYOUT PERIOD.......................  58
TAXES...........................................  60
VOTING RIGHTS...................................  63
SUBSTITUTION OF INVESTMENTS.....................  63
ABOUT THE SERVICE PROVIDERS.....................  64
ADDITIONAL INFORMATION..........................  66
APPENDIX A: EXAMPLE --
  MARKET VALUE ADJUSTMENT (MVA).................  68
APPENDIX B: EXAMPLE --
  INCOME ASSURER BENEFIT(R) RIDER FEE...........  70
APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES.......  71
APPENDIX D: EXAMPLE -- DEATH BENEFITS...........  76
APPENDIX E: EXAMPLE --
  ACCUMULATION PROTECTOR BENEFIT(R) RIDER.......  79
APPENDIX F: EXAMPLE -- GUARANTOR(R) WITHDRAWAL
  BENEFIT -- RIDER B DISCLOSURE.................  81
APPENDIX G: GUARANTOR(R) WITHDRAWAL BENEFIT
  RIDER -- ADDITIONAL RMD DISCLOSURE............  86
APPENDIX H: EXAMPLE --
  GUARANTOR(R) WITHDRAWAL BENEFIT RIDER.........  87
APPENDIX I: EXAMPLE --
  INCOME ASSURER BENEFIT(R) RIDERS..............  89
APPENDIX J: EXAMPLE --
  BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER......  94
APPENDIX K: EXAMPLE --
  BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT
  RIDER.........................................  96
APPENDIX L: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)...................................  98
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION........... 105


--------------------------------------------------------------------------------
  2  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and any purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and any purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.



MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a guarantee period account is withdrawn or transferred more than 30 days before the end of its guarantee period.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code


- SIMPLE IRA under Section 408(p) of the Code


- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.


--------------------------------------------------------------------------------
               EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   3

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------
  4  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: This contract allows you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the one-year fixed account, GPAs and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. You may be able to purchase an optional benefit to reduce the investment risk you assume. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Generally, you may allocate purchase payments among the:


- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds")



- GPAs which earn interest at rates that we declare when you allocate purchase payments or transfer contract value to these accounts. The required minimum investment in a GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts (GPAs)")



- the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (See "The One-Year Fixed Account")



BUYING A CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See "Buying Your Contract")



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts")



WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")


OPTIONAL BENEFITS: You can buy additional benefits with your contract. We offer optional death benefits (p. 59). Optional benefits vary by state and may have eligibility requirements.

--------------------------------------------------------------------------------
               EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   5

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See "Benefits in Case of Death")



ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See "The Annuity Payout Period")



TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes")


--------------------------------------------------------------------------------
  6  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                    SEVEN-YEAR SCHEDULE                      FIVE-YEAR SCHEDULE*
           YEARS FROM PURCHASE  WITHDRAWAL CHARGE   YEARS FROM PURCHASE  WITHDRAWAL CHARGE
             PAYMENT RECEIPT       PERCENTAGE         PAYMENT RECEIPT       PERCENTAGE
                    1                   8%                   1                   8%
                    2                   8                    2                   7
                    3                   7                    3                   6
                    4                   7                    4                   4
                    5                   6                    5                   2
                    6                   5               Thereafter               0
                    7                   3
                  Thereafter            0

* The five-year withdrawal charge schedule may not be available in all states.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the contact option shown below and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


                                                         AND YOUR AIR IS 3.5%, THEN YOUR          AND YOUR AIR IS 5.0%, THEN YOUR
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:                    DISCOUNT RATE PERCENT (%) IS:            DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
 Seven-year withdrawal charge schedule                                6.00%                                    7.50%
 Five-year withdrawal charge schedule                                 6.15%                                    7.65%
NONQUALIFIED
 Seven-year withdrawal charge schedule                                6.20%                                    6.35%
 Five-year withdrawal charge schedule                                 7.70%                                    7.85%

--------------------------------------------------------------------------------
               EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   7

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

                                                             MORTALITY AND             VARIABLE ACCOUNT           TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                      EXPENSE RISK FEE          ADMINISTRATIVE CHARGE        ACCOUNT EXPENSE
QUALIFIED ANNUITIES
 ROP Death Benefit                                               1.00%                       0.15%                     1.15%
 MAV Death Benefit                                               1.20                        0.15                      1.35
 5% Accumulation Death Benefit                                   1.35                        0.15                      1.50
 Enhanced Death Benefit                                          1.40                        0.15                      1.55
NONQUALIFIED ANNUITIES
 ROP Death Benefit                                               1.15%                       0.15%                     1.30%
 MAV Death Benefit                                               1.35                        0.15                      1.50
 5% Accumulation Death Benefit                                   1.50                        0.15                      1.65
 Enhanced Death Benefit                                          1.55                        0.15                      1.70
FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES
 ROP Death Benefit                                               1.20%                       0.15%                     1.35%
 MAV Death Benefit                                               1.40                        0.15                      1.55
 5% Accumulation Death Benefit                                   1.55                        0.15                      1.70
 Enhanced Death Benefit                                          1.60                        0.15                      1.75
NONQUALIFIED ANNUITIES
 ROP Death Benefit                                               1.35                        0.15                      1.50
 MAV Death Benefit                                               1.55                        0.15                      1.70
 5% Accumulation Death Benefit                                   1.70                        0.15                      1.85
 Enhanced Death Benefit                                          1.75                        0.15                      1.90

--------------------------------------------------------------------------------
  8  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                         $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.


 BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                  0.25%
 BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE             0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS
If eligible, you may select one of the following optional living benefits. Each optional living benefit requires the use of an asset allocation model. The fees apply only if you elect one of these benefits.


 ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                  MAXIMUM: 1.75%      CURRENT: 0.55%


(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)


 GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE                    MAXIMUM: 1.50%      CURRENT: 0.55%


(As a percentage of contract value charged annually on the contract anniversary.)


 INCOME ASSURER BENEFIT(R) - MAV RIDER FEE                    MAXIMUM: 1.50%      CURRENT: 0.30%(1)
 INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE     MAXIMUM: 1.75%      CURRENT: 0.60%(1)
 RIDER FEE
 INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5%             MAXIMUM: 2.00%      CURRENT: 0.65%(1)
 ACCUMULATION BENEFIT BASE RIDER FEE


(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)


(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(R) - MAV -- 0.55%, Income Assurer Benefit(R) -- 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit
     Base -- 0.75%.


--------------------------------------------------------------------------------
               EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   9

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                              MINIMUM    MAXIMUM
 Total expenses before fee waivers and/or expense               0.52%      2.09%
 reimbursements


(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor or investment adviser, transfer agent or their affiliates may pay us and/or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                          MANAGEMENT     12B-1         OTHER            FEES AND                  ANNUAL
                                             FEES         FEES        EXPENSES         EXPENSES**                EXPENSES
 AIM V.I. Capital Development Fund,          0.75%        0.25%        0.31%                 --%                   1.31%(1)
 Series II Shares
 AllianceBernstein VPS Growth and Income     0.55         0.25          0.04                 --                    0.84
 Portfolio (Class B)
 AllianceBernstein VPS International         0.75         0.25          0.06                 --                    1.06
 Value Portfolio (Class B)
 American Century VP Inflation               0.49         0.25          0.01                 --                    0.75
 Protection, Class II
 American Century VP Ultra(R), Class II      0.90         0.25          0.01                 --                    1.16
 American Century VP Value, Class II         0.83         0.25          0.01                 --                    1.09
 Dreyfus Investment Portfolios               0.75         0.25          0.09               0.01                    1.10
 Technology Growth Portfolio, Service
 Shares
 Dreyfus Variable Investment Fund            1.00         0.25          0.19                 --                    1.44
 International Value Portfolio, Service
 Shares
 Evergreen VA Core Bond Fund - Class 2       0.32         0.25          0.25               0.03                    0.85
 Evergreen VA Diversified Income Builder     0.40         0.25          0.24               0.01                    0.90
 Fund - Class 2
 (previously Evergreen VA Strategic
 Income Fund - Class 2)
 Evergreen VA Fundamental Large Cap          0.58         0.25          0.17                 --                    1.00
 Fund - Class 2
 Evergreen VA Growth Fund - Class 2          0.70         0.25          0.20               0.01                    1.16
 Evergreen VA High Income Fund - Class 2     0.50         0.25          0.30               0.01                    1.06
 Evergreen VA International Equity           0.39         0.25          0.24                 --                    0.88
 Fund - Class 2
 Evergreen VA Omega Fund - Class 2           0.52         0.25          0.19                 --                    0.96
 Evergreen VA Special Values                 0.78         0.25          0.18               0.01                    1.22
 Fund - Class 2
 Fidelity(R) VIP Contrafund(R) Portfolio     0.56         0.25          0.09                 --                    0.90
 Service Class 2
 Fidelity(R) VIP Investment Grade Bond       0.32         0.25          0.11                 --                    0.68
 Portfolio Service Class 2
 Fidelity(R) VIP Mid Cap Portfolio           0.56         0.25          0.10                 --                    0.91
 Service Class 2
 Fidelity(R) VIP Overseas Portfolio          0.71         0.25          0.14                 --                    1.10
 Service Class 2
 FTVIPT Franklin Income Securities           0.45         0.25          0.02                 --                    0.72
 Fund - Class 2
 FTVIPT Templeton Global Income              0.50         0.25          0.14                 --                    0.89
 Securities Fund - Class 2
 Goldman Sachs VIT Mid Cap Value             0.80           --          0.07                 --                    0.87
 Fund - Institutional Shares
 Oppenheimer Capital Appreciation            0.64         0.25          0.02                 --                    0.91
 Fund/VA, Service Shares
 Oppenheimer Global Securities Fund/VA,      0.62         0.25          0.02                 --                    0.89
 Service Shares
 Oppenheimer Main Street Small Cap           0.70         0.25          0.02                 --                    0.97
 Fund/VA, Service Shares
 Putnam VT Health Sciences Fund - Class      0.70         0.25          0.13                 --                    1.08
 IB Shares
 Putnam VT Small Cap Value Fund - Class      0.77         0.25          0.10               0.07                    1.19
 IB Shares


--------------------------------------------------------------------------------
  10  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                          MANAGEMENT     12B-1         OTHER            FEES AND                  ANNUAL
                                             FEES         FEES        EXPENSES         EXPENSES**                EXPENSES
 RVST RiverSource(R) Partners Variable       0.83%        0.13%        1.13%                 --%                   2.09%(2)
 Portfolio - Select Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Select Value Fund)
 RVST RiverSource(R) Partners Variable       0.97         0.13          0.18                 --                 1.28(2)
 Portfolio - Small Cap Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Small Cap Value Fund)
 RVST RiverSource(R) Variable                0.33         0.13          0.14                 --                    0.60
 Portfolio - Cash Management Fund
 RVST RiverSource(R) Variable                0.45         0.13          0.16                 --                    0.74
 Portfolio - Diversified Bond Fund
 RVST RiverSource(R) Variable                0.59         0.13          0.14                 --                    0.86
 Portfolio - Diversified Equity Income
 Fund
 RVST RiverSource(R) Variable                0.44         0.13          0.17                 --                 0.74(2)
 Portfolio - Global Inflation Protected
 Securities Fund
 RVST RiverSource(R) Variable                0.60         0.13          0.16                 --                    0.89
 Portfolio - Growth Fund
 RVST RiverSource(R) Variable                0.61         0.13          0.17                 --                    0.91
 Portfolio - Income Opportunities Fund
 RVST RiverSource(R) Variable                0.58         0.13          0.15                 --                    0.86
 Portfolio - Large Cap Equity Fund
 RVST RiverSource(R) Variable                0.59         0.13          0.36                 --                 1.08(2)
 Portfolio - Large Cap Value Fund
 RVST RiverSource(R) Variable                0.58         0.13          0.15                 --                    0.86
 Portfolio - Mid Cap Growth Fund
 RVST RiverSource(R) Variable                0.22         0.13          0.17                 --                 0.52(2)
 Portfolio - S&P 500 Index Fund
 RVST RiverSource(R) Variable                0.48         0.13          0.18                 --                    0.79
 Portfolio - Short Duration U.S.
 Government Fund
 RVST Threadneedle(R) Variable               1.11         0.13          0.26                 --                    1.50
 Portfolio - Emerging Markets Fund
 (previously RiverSource(R) Variable
 Portfolio - Emerging Markets Fund)
 Van Kampen Life Investment Trust            0.56         0.25          0.03                 --                    0.84
 Comstock Portfolio, Class II Shares
 Van Kampen UIF U.S. Real Estate             0.74         0.35          0.29                 --                 1.38(3)
 Portfolio, Class II Shares
 Wanger U.S. Smaller Companies               0.90           --          0.05                 --                    0.95
 (effective June 1, 2008, the Fund will
 change its name to Wanger USA)



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 1.30% for AIM V.I. Capital Development Fund, Series II Shares.


(2) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 1.03% for RVST RiverSource(R) Partners Variable Portfolio - Select Value Fund, 1.20% for RVST RiverSource(R) Partners Variable
      Portfolio - Small Cap Value Fund, 0.72% for RVST RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund, 1.05% for RVST RiverSource(R) Variable Portfolio - Large Cap Value Fund and 0.51% for RVST RiverSource(R) Variable Portfolio - S&P 500 Index Fund.


(3) After giving effect to the Adviser's voluntary fee waivers and/or expense reimbursement, the net expenses incurred by investors including certain investment related expenses, was 1.28% for Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares.


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   11

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(R) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                      IF YOU WITHDRAW YOUR CONTRACT                    OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                AT THE END OF THE APPLICABLE TIME PERIOD:             AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY           1 YEAR     3 YEARS     5 YEARS     10 YEARS           1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal
 charge schedule               $1,420      $2,578      $3,758      $6,460             $620       $1,878      $3,158      $6,460
 Five-year withdrawal
 charge schedule                1,441       2,536       3,449       6,612              641        1,936       3,249       6,612



QUALIFIED ANNUITY                      1 YEAR    3 YEARS    5 YEARS    10 YEARS          1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge
 schedule                              $1,405    $2,534     $3,689      $6,344            $605     $1,834     $3,089      $6,344
 Five-year withdrawal charge
 schedule                              1,426      2,493      3,381       6,499             626      1,893      3,181       6,499


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                      IF YOU WITHDRAW YOUR CONTRACT                    OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                AT THE END OF THE APPLICABLE TIME PERIOD:             AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY           1 YEAR     3 YEARS     5 YEARS     10 YEARS           1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal
 charge schedule               $  988      $1,282      $1,600      $2,167             $188        $582       $1,000      $2,167
 Five-year withdrawal
 charge schedule                1,008       1,244       1,305       2,381              208         644        1,105       2,381



QUALIFIED ANNUITY                      1 YEAR    3 YEARS    5 YEARS    10 YEARS          1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge
 schedule                               $973     $1,235     $1,521      $2,004            $173      $535      $  921      $2,004
 Five-year withdrawal charge
 schedule                                993      1,197      1,227       2,221             193       597       1,027       2,221



(1) In these examples, the $40 contract administrative charge is estimated as a .014% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

--------------------------------------------------------------------------------
  12  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix L.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Evergreen Variable Annuity Trust funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Series Trust funds are generally more profitable for us and our


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   13
  affiliates. These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

--------------------------------------------------------------------------------
  14  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).


  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.



--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   15

UNLESS AN ASSET ALLOCATION WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
AIM V.I. Capital Development  Long-term growth of capital. Invests primarily    Invesco Aim Advisors, Inc. adviser,
Fund, Series II Shares        in securities (including common stocks,           advisory entities affiliated with
                              convertible securities and bonds) of small- and   Invesco Aim Advisors, Inc.,
                              medium-sized companies. The Fund may invest up    subadvisers.
                              to 25% of its total assets in foreign
                              securities.
AllianceBernstein VPS Growth  Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
and Income Portfolio (Class   in the equity securities of domestic companies
B)                            that the Advisor deems to be undervalued.
AllianceBernstein VPS         Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
International Value           in a diversified portfolio of equity securities
Portfolio (Class B)           of established companies selected from more than
                              40 industries and from more than 40 developed
                              and emerging market countries.
American Century VP           Long-term total return. The Fund seeks to         American Century Investment Management,
Inflation Protection, Class   protect against U.S. inflation.                   Inc.
II
American Century VP           Long-term capital growth. Analytical research     American Century Investment Management,
Ultra(R), Class II            tools and techniques are used to identify the     Inc.
                              stocks of larger-sized companies that appear to
                              have the best opportunity of sustaining
                              long-term above average growth.
American Century VP Value,    Long-term capital growth, with income as a        American Century Investment Management,
Class II                      secondary objective. Invests primarily in stocks  Inc.
                              of companies that management believes to be
                              undervalued at the time of purchase.
Dreyfus Investment            Capital appreciation. The portfolio invests,      The Dreyfus Corporation
Portfolios Technology Growth  under normal circumstances, at least 80% of its
Portfolio, Service Shares     assets in the stocks of growth companies of any
                              size that Dreyfus believes to be leading
                              producers or beneficiaries of technological
                              innovation. Up to 25% of the portfolio's assets
                              may be in foreign securities. The portfolio's
                              stock investments may include common stocks,
                              preferred stocks and convertible securities.
Dreyfus Variable Investment   Long-term capital growth. To pursue this goal,    The Dreyfus Corporation
Fund International Value      the portfolio normally invests at least 80% of
Portfolio, Service Shares     its assets in stocks. The portfolio ordinarily
                              invests most of its assets in securities of
                              foreign companies which Dreyfus considers to be
                              value companies. The portfolio's stock
                              investments may include common stocks, preferred
                              stocks and convertible securities, including
                              those purchased in initial public offerings or
                              shortly thereafter. The portfolio may invest in
                              companies of any size. The portfolio may also
                              invest in companies located in emerging markets.


--------------------------------------------------------------------------------
  16  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Evergreen VA Core Bond        Maximize total return through a combination of    Evergreen Investment Management
Fund - Class 2                current income and capital growth. The Fund       Company, LLC, adviser; Tattersall
                              invests primarily in U.S. dollar denominated      Advisory Group, Inc., subadviser.
                              investment grade debt securities including debt
                              securities issued or guaranteed by the U.S.
                              Treasury or by an agency or instrumentality of
                              the U.S. Government, corporate bonds,
                              mortgage-backed securities, asset-backed
                              securities, and other income producing
                              securities.
Evergreen VA Diversified      High current income from interest on debt         Evergreen Investment Management
Income Builder Fund - Class   securities with a secondary objective of          Company, LLC, adviser; Evergreen
2                             potential for growth of capital in selecting      International Advisors, subadviser.
(previously Evergreen VA      securities. The Fund seeks to achieve its goal
Strategic Income Fund -       by investing primarily in domestic below
Class 2)                      investment grade bonds and other debt securities
                              (which may be denominated in U.S. dollars or in
                              non-U.S. currencies) of foreign governments and
                              foreign corporations.
Evergreen VA Fundamental      Capital growth with the potential for current     Evergreen Investment Management
Large Cap Fund - Class 2      income. Invests primarily in common stocks of     Company, LLC
                              large U.S. companies whose market
                              capitalizations measured at time of purchase
                              fall within the market capitalization range of
                              the companies tracked by the Russell 1000(R)
                              Index.
Evergreen VA Growth           Long-term capital growth. The Fund seeks to       Evergreen Investment Management
Fund - Class 2                achieve its goal by investing at least 75% of     Company, LLC
                              its assets in common stocks of small- and
                              medium-sized companies whose market
                              capitalizations measured at time of purchase
                              falls within the market capitalization range of
                              the companies tracked by the Russell 2000(R)
                              Growth Index.
Evergreen VA High Income      High level of current income, with capital        Evergreen Investment Management
Fund - Class 2                growth as secondary objective. The Fund seeks to  Company, LLC achieve its goal by investing primarily in both
                              low-rated and high-rated fixed-income
                              securities, including debt securities,
                              convertible securities, and preferred stocks
                              that are consistent with its primary investment
                              objective of high current income.
Evergreen VA International    Long-term capital growth, with modest income as   Evergreen Investment Management
Equity Fund - Class 2         a secondary objective. The Fund seeks to achieve  Company, LLC its goal by investing primarily in equity
                              securities issued by established, quality
                              non-U.S. companies located in countries with
                              developed markets and may purchase securities
                              across all market capitalizations. The Fund may
                              also invest in emerging markets.
Evergreen VA Omega            Long-term capital growth. Invests primarily in    Evergreen Investment Management
Fund - Class 2                common stocks and securities convertible into     Company, LLC
                              common stocks of U.S. companies across all
                              market capitalizations.
Evergreen VA Special Values   Capital growth in the value of its shares. The    Evergreen Investment Management
Fund - Class 2                Fund seeks to achieve its goal by investing at    Company, LLC
                              least 80% of its assets in common stocks of
                              small U.S. companies whose market
                              capitalizations measured at the time of purchase
                              fall within the market capitalization range of
                              the companies tracked by the Russell 2000(R)
                              Index.


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   17

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Fidelity(R) VIP               Long-term capital appreciation. Normally invests  Fidelity Management & Research Company
Contrafund(R) Portfolio       primarily in common stocks. Invests in            (FMR), investment manager; FMR U.K. and
Service Class 2               securities of companies whose value it believes   FMR Far East, sub-
                              is not fully recognized by the public. Invests    advisers.
                              in either "growth" stocks or "value" stocks or
                              both. The fund invests in domestic and foreign
                              issuers.
Fidelity(R) VIP Investment    High level of current income consistent with the  Fidelity Management & Research Company
Grade Bond Portfolio Service  preservation of capital. Normally invests at      (FMR), investment manager; FMR U.K.,
Class 2                       least 80% of assets in investment-grade debt      FMR Far East, sub-
                              securities (those of medium and high quality) of  advisers.
                              all types and repurchase agreements for those
                              securities.
Fidelity(R) VIP Mid Cap       Long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks. Normally invests at   (FMR), investment manager; FMR U.K.,
                              least 80% of assets in securities of companies    FMR Far East, sub-
                              with medium market capitalizations. May invest    advisers.
                              in companies with smaller or larger market
                              capitalizations. Invests in domestic and foreign
                              issuers. The Fund invests in either "growth" or
                              "value" common stocks or both.
Fidelity(R) VIP Overseas      Long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks of foreign             (FMR), investment manager; FMR U.K.,
                              securities. Normally invests at least 80% of      FMR Far East, Fidelity International
                              assets in non-U.S. securities.                    Investment Advisors (FIIA) and FIIA
                                                                                U.K., sub-advisers.
FTVIPT Franklin Income        Maximize income while maintaining prospects for   Franklin Advisers, Inc.
Securities Fund - Class 2     capital appreciation. The Fund normally invests
                              in both equity and debt securities. The Fund
                              seeks income by investing in corporate, foreign,
                              and U.S. Treasury bonds as well as stocks with
                              dividend yields the manager believes are
                              attractive.
FTVIPT Templeton Global       High current income consistent with preservation  Franklin Advisers, Inc.
Income Securities Fund -      of capital, with capital appreciation as a
Class 2                       secondary consideration. The Fund normally
                              invests mainly in debt securities of governments
                              and their political subdivisions and agencies,
                              supranational organizations and companies
                              located anywhere in the world, including
                              emerging markets.


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  18  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Goldman Sachs VIT Mid Cap     Long-term capital appreciation. The Fund          Goldman Sachs Asset Management, L.P.
Value Fund - Institutional    invests, under normal circumstances, at least
Shares                        80% of its net assets plus any borrowings for
                              investment purposes (measured at time of
                              purchase) ("Net Assets") in a diversified
                              portfolio of equity investments in mid-cap
                              issuers with public stock market capitalizations
                              (based upon shares available for trading on an
                              unrestricted basis) within the range of the
                              market capitalization of companies constituting
                              the Russell Midcap(R) Value Index at the time of
                              investment. If the market capitalization of a
                              company held by the Fund moves outside this
                              range, the Fund may, but is not required to,
                              sell the securities. The capitalization range of
                              the Russell Midcap(R) Value Index is currently
                              between $1.1 billion and $21 billion. Although
                              the Fund will invest primarily in publicly
                              traded U.S. securities, it may invest up to 25%
                              of its Net Assets in foreign securities,
                              including securities of issuers in countries
                              with emerging markets or economies ("emerging
                              countries") and securities quoted in foreign
                              currencies. The Fund may invest in the aggregate
                              up to 20% of its Net Assets in companies with
                              public stock market capitalizations outside the
                              range of companies constituting the Russell
                              Midcap(R) Value Index at the time of investment
                              and in fixed-income securities, such as
                              government, corporate and bank debt obligations.
Oppenheimer Capital           Capital appreciation. Invests in securities of    OppenheimerFunds, Inc.
Appreciation Fund/VA,         well-known, established companies.
Service Shares
Oppenheimer Global            Long-term capital appreciation. Invests mainly    OppenheimerFunds, Inc.
Securities Fund/VA, Service   in common stocks of U.S. and foreign issuers
Shares                        that are "growth-type" companies, cyclical
                              industries and special situations that are
                              considered to have appreciation possibilities.
Oppenheimer Main Street       Capital appreciation. Invests mainly in common    OppenheimerFunds, Inc.
Small Cap Fund/VA, Service    stocks of small-capitalization U.S. companies
Shares                        that the fund's investment manager believes have
                              favorable business trends or prospects.
Putnam VT Health Sciences     Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Fund - Class IB Shares        by investing mainly in common stocks of
                              companies in the health sciences industries,
                              with a focus on growth stocks. Under normal
                              circumstances, the fund invests at least 80% of
                              its net assets in securities of (a) companies
                              that derive at least 50% of their assets,
                              revenues or profits from the pharmaceutical,
                              health care services, applied research and
                              development and medical equipment and supplies
                              industries, or (b) companies Putnam Management
                              thinks have the potential for growth as a result
                              of their particular products, technology,
                              patents or other market advantages in the health
                              sciences industries.


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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   19

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Putnam VT Small Cap Value     Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Fund - Class IB Shares        by investing mainly in common stocks of U.S.
                              companies, with a focus on value stocks. Under
                              normal circumstances, the fund invests at least
                              80% of its net assets in small companies of a
                              size similar to those in the Russell 2000 Value
                              Index.
RVST RiverSource Partners     Long-term growth of capital. Invests primarily    RiverSource Investments, LLC, adviser;
Variable Portfolio - Select   in equity securities of mid cap companies as      Systematic Financial Management, L.P.
Value Fund                    well as companies with larger and smaller market  and WEDGE Capital Management L.L.P.,
(previously RiverSource       capitalizations. The Fund considers mid-cap       sub- advisers.
Variable Portfolio - Select   companies to be either those with a market
Value Fund)                   capitalization of up to $15 billion or those
                              whose market capitalization falls within range
                              of the Russell Midcap(R) Value Index.
RVST RiverSource Partners     Long-term capital appreciation. Under normal      RiverSource Investments, LLC, adviser;
Variable Portfolio - Small    market conditions, at least 80% of the Fund's     River Road Asset Management, LLC,
Cap Value Fund                net assets will be invested in small cap          Donald Smith & Co., Inc., Franklin
(previously RiverSource       companies with market capitalization, at the      Portfolio Associates LLC, Barrow,
Variable Portfolio - Small    time of investment, of up to $2.5 billion or      Hanley, Mewhinney & Strauss, Inc. and
Cap Value Fund)               that fall within the range of the Russell         Denver Investment Advisors LLC,
                              2000(R) Value Index. The Fund may invest up to    subadvisers.
                              25% of its net assets in foreign investments.
RVST RiverSource Variable     Maximum current income consistent with liquidity  RiverSource Investments, LLC
Portfolio - Cash Management   and stability of principal. Invests primarily in
Fund                          money market instruments, such as marketable
                              debt obligations issued by corporations or the
                              U.S. government or its agencies, bank
                              certificates of deposit, bankers' acceptances,
                              letters of credit, and commercial paper,
                              including asset-backed commercial paper.
RVST RiverSource Variable     High level of current income while attempting to  RiverSource Investments, LLC
Portfolio - Diversified Bond  conserve the value of the investment for the
Fund                          longest period of time. Under normal market
                              conditions, the Fund invests at least 80% of its
                              net assets in bonds and other debt securities.
                              At least 50% of the Fund's net assets will be
                              invested in securities like those included in
                              the Lehman Brothers Aggregate Bond Index
                              (Index), which are investment grade and
                              denominated in U.S. dollars. The Index includes
                              securities issued by the U.S. government,
                              corporate bonds, and mortgage- and asset-backed
                              securities. Although the Fund emphasizes high-
                              and medium-quality debt securities, it will
                              assume some credit risk to achieve higher yield
                              and/or capital appreciation by buying
                              lower-quality (junk) bonds. The Fund may invest
                              up to 25% of its net assets in foreign
                              investments, which may include instruments in
                              emerging markets.
RVST RiverSource Variable     High level of current income and, as a secondary  RiverSource Investments, LLC
Portfolio - Diversified       goal, steady growth of capital. Under normal
Equity Income Fund            market conditions, the Fund invests at least 80%
                              of its net assets in dividend- paying common and
                              preferred stocks. The Fund may invest up to 25%
                              of its net assets in foreign investments.


--------------------------------------------------------------------------------
  20  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Variable     Total return that exceeds the rate of inflation   RiverSource Investments, LLC
Portfolio - Global Inflation  over the long-term. Non-diversified mutual fund
Protected Securities Fund     that, under normal market conditions, invests at
                              least 80% of its net assets in
                              inflation-protected debt securities. These
                              securities include inflation-indexed bonds of
                              varying maturities issued by U.S. and foreign
                              governments, their agencies or
                              instrumentalities, and corporations.
RVST RiverSource Variable     Long-term capital growth. Invests primarily in    RiverSource Investments, LLC
Portfolio - Growth Fund       common stocks and securities convertible into
                              common stocks that appear to offer growth
                              opportunities. These growth opportunities could
                              result from new management, market developments,
                              or technological superiority. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.
RVST RiverSource Variable     High total return through current income and      RiverSource Investments, LLC
Portfolio - Income            capital appreciation. Under normal market
Opportunities Fund            conditions, the Fund invests primarily in
                              income-producing debt securities with an
                              emphasis on the higher rated segment of the
                              high-yield (junk bond) market. These
                              income-producing debt securities include
                              corporate debt securities as well as bank loans.
                              The Fund will purchase only securities rated B
                              or above, or unrated securities believed to be
                              of the same quality. If a security falls below a
                              B rating, the Fund may continue to hold the
                              security. Up to 25% of the Fund may be in
                              foreign investments.
RVST RiverSource Variable     Capital appreciation. Under normal market         RiverSource Investments, LLC
Portfolio - Large Cap Equity  conditions, the Fund invests at least 80% of its
Fund                          net assets in equity securities of companies
                              with market capitalization greater than $5
                              billion at the time of purchase. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.
RVST RiverSource Variable     Long-term growth of capital. Under normal market  RiverSource Investments, LLC
Portfolio - Large Cap Value   conditions, the Fund invests at least 80% of its
Fund                          net assets in equity securities of companies
                              with a market capitalization greater than $5
                              billion. The Fund may also invest in
                              income-producing equity securities and preferred
                              stocks. The Fund may invest up to 25% of its net
                              assets in foreign investments.
RVST RiverSource Variable     Growth of capital. Under normal market            RiverSource Investments, LLC
Portfolio - Mid Cap Growth    conditions, the Fund invests at least 80% of its
Fund                          net assets at the time of purchase in equity
                              securities of mid capitalization companies. The
                              investment manager defines mid-cap companies as
                              those whose market capitalization (number of
                              shares outstanding multiplied by the share
                              price) falls within the range of the Russell
                              Midcap(R) Growth Index.
RVST RiverSource Variable     Long-term capital appreciation. The Fund seeks    RiverSource Investments, LLC
Portfolio - S&P 500 Index     to provide investment results that correspond to
Fund                          the total return (the combination of
                              appreciation and income) of large-capitalization
                              stocks of U.S. companies. The Fund invests in
                              common stocks included in the Standard & Poor's
                              500 Composite Stock Price Index (S&P 500). The
                              S&P 500 is made up primarily of
                              large-capitalization companies that represent a
                              broad spectrum of the U.S. economy.


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   21

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Variable     High level of current income and safety of        RiverSource Investments, LLC
Portfolio - Short Duration    principal consistent with investment in U.S.
U.S. Government Fund          government and government agency securities.
                              Under normal market conditions, at least 80% of
                              the Fund's net assets are invested in securities
                              issued or guaranteed as to principal and
                              interest by the U.S. government, its agencies or
                              instrumentalities.
RVST Threadneedle Variable    Long-term capital growth. The Fund's assets are   RiverSource Investments, LLC, adviser;
Portfolio - Emerging Markets  primarily invested in equity securities of        Threadneedle International Limited, an
Fund (previously RiverSource  emerging market companies. Under normal market    indirect wholly-owned subsidiary of
Variable Portfolio -          conditions, at least 80% of the Fund's net        Ameriprise Financial, sub-adviser.
Emerging Markets Fund)        assets will be invested in securities of
                              companies that are located in emerging market
                              countries, or that earn 50% or more of their
                              total revenues from goods and services produced
                              in emerging market countries or from sales made
                              in emerging market countries.
Van Kampen Life Investment    Capital growth and income through investments in  Van Kampen Asset Management
Trust Comstock Portfolio,     equity securities, including common stocks,
Class II Shares               preferred stocks and securities convertible into
                              common and preferred stocks. The Portfolio
                              emphasizes value style of investing seeking
                              well-established, undervalued companies believed
                              by the Portfolio's investment adviser to posses
                              the potential for capital growth and income.
Van Kampen UIF U.S. Real      Above-average current income and long-term        Morgan Stanley Investment Management
Estate Portfolio, Class II    capital appreciation by investing primarily in    Inc., doing business as Van Kampen.
Shares                        equity securities of companies in the U.S. real
                              estate industry, including real estate
                              investment trusts. Non-diversified Portfolio
                              that invests primarily in equity securities of
                              companies in the U.S. real estate industry,
                              including real estate investment trusts.
Wanger U.S. Smaller           Long-term growth of capital. Invests primarily    Columbia Wanger Asset Management, L.P.
Companies                     in stocks of small- and medium-size U.S.
                              companies with market capitalizations of less
                              than $5 billion at time of initial purchase.

Effective June 1, 2008, the   Effective June 1, 2008:
Fund will change its name to  Under normal market circumstances, the Fund
Wanger USA.                   invests a majority of its net assets in small-
                              and mid-sized companies with market
                              capitalizations under $5 billion at the time of
                              investment. However, if the Fund's investments
                              in such companies represent less than a majority
                              of its net assets, the Fund may continue to hold
                              and to make additional investments in an
                              existing company in its portfolio even if that
                              company's capitalization has grown to exceed $5
                              billion. Except as noted above, under normal
                              market circumstances, the Fund may invest in
                              other companies with market capitalizations
                              above $5 billion, provided that immediately
                              after that investment a majority of its net
                              assets would be invested in companies with
                              market capitalizations under $5 billion.


--------------------------------------------------------------------------------
  22  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAS)


The GPAs may not be available in some states.


Currently, unless an asset allocation program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor(SM) Withdrawal Benefit rider, or you elect an annuity payout plan

--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   23
while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

- automatic rebalancing under any Portfolio Navigator model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new Portfolio Navigator model portfolio;

- amounts applied to an annuity payout plan while a Portfolio Navigator model portfolio containing one or more GPAs is in effect;

- reallocation of your contract value according to an updated Portfolio Navigator model portfolio;

- amounts withdrawn for fees and charges; and

- amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

            IF YOUR GPA RATE IS:               THE MVA IS:
 Less than the new GPA rate + 0.10%             Negative
 Equal to the new GPA rate + 0.10%              Zero
 Greater than the new GPA rate + 0.10%          Positive

For examples, see Appendix A.

THE ONE-YEAR FIXED ACCOUNT

Unless an asset allocation program is in effect, you may allocate purchase payments or transfer accumulated value to the one-year fixed account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

BUYING YOUR CONTRACT

New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

--------------------------------------------------------------------------------
  24  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

When you applied, you selected (if available in your state):

- GPAs, the one-year fixed account and/or subaccounts in which you want to invest;

- how you want to make purchase payments;

- the length of the withdrawal charge schedule (5 or 7 years);

- a beneficiary;

- the optional Portfolio Navigator asset allocation program(1); and

- one of the following Death Benefits:

  - ROP Death Benefit;


  - MAV Death Benefit;


  - 5% Accumulation Death Benefit(2); or

  - Enhanced Death Benefit(2).

In addition, you may also have selected (if available in your state):

ANY ONE OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):


- Accumulation Protector Benefit(R) rider



- Guarantor(R) Withdrawal Benefit rider



- Income Assurer Benefit(R) - MAV rider



- Income Assurer Benefit(R) - 5% Accumulation Benefit Base rider



- Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base rider


EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:


- Benefit Protector(R) Death Benefit rider(3)



- Benefit Protector(R) Plus Death Benefit rider(3)


(1)  There is no additional charge for this feature.

(2) The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(R) and Benefit Protector(R) Plus Death Benefit riders.


(3) Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.


The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.


We apply your purchase payments and any purchase payment credit to the GPAs, one-year fixed account and subaccounts you select. If we receive your purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive your purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   25

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY


We will pay the death benefit to your named beneficiary if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is more than one beneficiary we will pay such beneficiary's designated share when we receive their completed claim form. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim form. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM ADDITIONAL PURCHASE PAYMENTS

  $50 for SIPs

  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*

  $1,000,000


* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(R) Withdrawal Benefit. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(R) rider.


HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

Contracts with a seven-year withdrawal charge schedule will receive a purchase payment credit with any payment made to the contract. If you have a seven-year withdrawal charge schedule, we apply a credit to your contract of 1% of your current payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

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  26  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.


The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                           QUALIFIED ANNUITIES                       NONQUALIFIED ANNUITIES
 ROP Death Benefit                                                     1.00%                                       1.15%
 MAV Death Benefit                                                     1.20                                        1.35
 5% Accumulation Death Benefit                                         1.35                                        1.50
 Enhanced Death Benefit                                                1.40                                        1.55

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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   27

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE                            QUALIFIED ANNUITIES                       NONQUALIFIED ANNUITIES
 ROP Death Benefit                                                     1.20%                                       1.35%
 MAV Death Benefit                                                     1.40                                        1.55
 5% Accumulation Death Benefit                                         1.55                                        1.70
 Enhanced Death Benefit                                                1.60                                        1.75


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed below, will cover sales and distribution expenses.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years, depending on which withdrawal charge schedule you select when you purchase the contract (See "Expense Summary").


You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Guarantor(R) Withdrawal Benefit rider:



CONTRACTS WITHOUT GUARANTOR(R) WITHDRAWAL BENEFIT RIDER


The TFA is the greater of:

- 10% of the contract value on the prior contract anniversary*; or

- current contract earnings.


CONTRACTS WITH GUARANTOR(R) WITHDRAWAL BENEFIT RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary*;

- current contract earnings; or

- the Remaining Benefit Payment.

* We consider your initial purchase payment and purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE

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  28  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (See "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the Guarantee Period Accounts may also be subject to a Market Value Adjustment (See "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.


Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.


For an example, see Appendix C.

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;


- if you elected the Guarantor(R) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;


- required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

- contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period;* and

- death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on your contract option and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   29

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFITS


ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE


We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Accumulation Protector Benefit(R) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently, the Accumulation Protector Benefit(R) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit(R) rider charge will not exceed a maximum of 1.75%.



We will not change the Accumulation Protector Benefit(R) rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge.

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE


THIS FEE INFORMATION APPLIES TO BOTH RIDER A (SEE "OPTIONAL BENEFITS") AND RIDER B (SEE APPENDIX H) UNLESS OTHERWISE NOTED.

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor(R) Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor(R) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor(R) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor(R) Withdrawal Benefit rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor(R) Withdrawal Benefit rider charge will not change until the third contract anniversary. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective step up or to elect to change your Portfolio Navigator model portfolio;


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  30  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

(b) you choose the spousal continuation step up under Rider A after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


INCOME ASSURER BENEFIT(R) RIDER FEE



We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(R) rider you select. There are three Income Assurer Benefit(R) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(R) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(R) rider is as follows:



                                                                MAXIMUM                          CURRENT
 Income Assurer Benefit(R) - MAV                                  1.50%                            0.30%(1)
 Income Assurer Benefit(R) - 5% Accumulation Benefit Base         1.75                             0.60(1)
 Income Assurer Benefit(R) - Greater of MAV or 5%                 2.00                             0.65(1)
 Accumulation Benefit Base



(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(R) - MAV -- 0.55%, Income Assurer Benefit(R) -- 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit
     Base -- 0.75%.



We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently the Income Assurer Benefit(R) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model portfolio but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(R) charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the charge and/or charge a separate charge for each model portfolio. If you choose to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.



For an example of how each Income Assurer Benefit(R) rider fee is calculated, see Appendix B.


OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS 31 increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

- plus any purchase payment credits allocated to the GPAs and one-year fixed account;

- plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit(R) rider;



  - Guarantor(R) Withdrawal Benefit rider;



  - Income Assurer Benefit(R) rider;



  - Benefit Protector(R) rider; or



  - Benefit Protector(R) Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts;

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  32  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the contract administrative charge; and

- the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit(R) rider;



  - Guarantor(R) Withdrawal Benefit rider;



  - Income Assurer Benefit(R) rider;



  - Benefit Protector(R) rider; or



  - Benefit Protector(R) Plus rider.


Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA or the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                      NUMBER
BY INVESTING AN EQUAL NUMBER                                      AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...                   MONTH                INVESTED                 UNIT VALUE                 PURCHASED
                                             Jan                   $100                      $20                       5.00
                                             Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price is low
....                           ARROW

                                             Mar                    100                       17                       5.88
                                             Apr                    100                       15                       6.67
                                             May                    100                       16                       6.25
                                             Jun                    100                       18                       5.56
                                             Jul                    100                       17                       5.88
and fewer units
when the per unit
market price is high.         ARROW

                                             Aug                    100                       19                       5.26
                                             Sept                   100                       21                       4.76
                                             Oct                    100                       20                       5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   33

Automated dollar-cost averaging is not available when a Portfolio Navigator model portfolio is in effect (see "Asset Allocation Program" below).

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Asset Allocation Program" below).

ASSET ALLOCATION PROGRAM


For contracts purchased before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit(R) rider, Guarantor(R) Withdrawal Benefit rider or Income Assurer Benefit(R) rider, you are required to participate in the PN program under the terms of the rider.


This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs and/or one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period
  Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

--------------------------------------------------------------------------------
  34  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.


REQUIRED USE OF ASSET ALLOCATION PROGRAM WITH ACCUMULATION PROTECTOR BENEFIT(R) RIDER, GUARANTOR(R) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(R) RIDER



If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit(R) rider, Guarantor(R) Withdrawal Benefit rider or Income Assurer Benefit(R) rider, you may not discontinue your participation in the asset allocation program unless permitted by the terms of the rider as summarized below:



- ACCUMULATION PROTECTOR BENEFIT(R) RIDER: You cannot terminate the Accumulation Protector Benefit(R) rider. As long as the Accumulation Protector Benefit(R) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(R) rider automatically ends at the end of the waiting period as does the requirement that you participate in the asset allocation program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS UNTIL THE END OF THE WAITING PERIOD.



- GUARANTOR(R) WITHDRAWAL BENEFIT RIDER: Because the Guarantor(R) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(R) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(R) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT(R) RIDER: You can terminate the Income Assurer Benefit(R) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(R) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(R) RIDER IS IN EFFECT.


PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described above for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after May 1, 2006. The PN program is available for nonqualified annuities and for qualified annuities.


The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective (underlying fund), and may include certain GPAs and/or the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased after May 1, 2006 includes an optional Accumulation Protector Benefit(R) rider, Guarantor(R) Withdrawal Benefit rider or Income Assurer Benefit(R) rider. If your contract does not include one of these riders, you also may elect to participate in the PN program. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.



SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at or before the time they enroll in the PN program.


Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments
--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   35
may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.


We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio.



POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Portfolio Funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance. However, as described below under "Potential Conflicts of Interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.


As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Portfolio Funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Portfolio Funds, monitors the performance of the RiverSource Variable Portfolio Funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Portfolio Funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Portfolio Fund. RiverSource Investments also may believe that certain RiverSource Variable Portfolio Funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.

RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help determine which model portfolio most closely matches your investing style.

--------------------------------------------------------------------------------
  36  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

- no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period
  Accounts -- Market Value Adjustment.")

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value according to the updated model portfolio. If you do not want your contract value to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.


In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit(R) rider, Guarantor(R) Withdrawal Benefit rider or Income Assurer Benefit(R) rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your optional Accumulation Protector Benefit(R) rider, Guarantor(R) Withdrawal Benefit rider or Income Assurer Benefit(R) rider.


We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

- limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

- cancel required participation in the program after 30 days written notice;

- substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

- discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.


The investment advisory agreement will terminate automatically in the event that we are notified of a death which results in a death benefit becoming payable under the contract. In this case, your investment advisory relationship with RiverSource Investments and the notification of future reassessments will cease, but prior instructions provided by you in connection with your participation in the PN program will continue (e.g. rebalancing instructions provided to insurer).


RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the
--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   37
allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT(R) RIDER, GUARANTOR(R) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(R) RIDER



If you purchase the optional Accumulation Protector Benefit(R) rider, the optional Guarantor(R) Withdrawal Benefit rider or the optional Income Assurer Benefit(R) rider, you are required to participate in the PN program under the terms of each rider.



- ACCUMULATION PROTECTOR BENEFIT(R) RIDER: You cannot terminate the Accumulation Protector Benefit(R) rider. As long as the Accumulation Protector Benefit(R) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(R) rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.



- GUARANTOR(R) WITHDRAWAL BENEFIT RIDER: Because the Guarantor(R) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(R) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(R) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT(R) RIDER: You can terminate the Income Assurer Benefit(R) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(R) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(R) RIDER IS IN EFFECT.


OPTIONAL PN PROGRAM


If you do not select the optional Accumulation Protector Benefit(R) rider, the optional Guarantor(R) Withdrawal Benefit rider or the optional Income Assurer Benefit(R) rider with your contract, you may elect to participate in the PN program.


You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.


You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios. Partial withdrawals do not cancel the PN program. Your participation in the PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.


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  38  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs or the one-year fixed account.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   39

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under an automatic transfer program to exclude a restructured fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For

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  40  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
  example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474
MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

- Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers (see "Making the Most of Your Contract -- Automated Dollar-Cost Averaging" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   41

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance
Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")



Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor(R) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor(R) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").


In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

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  42  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:


  - you are at least age 59 1/2; or



  - you are disabled as defined in the Code; or


  - you severed employment with the employer who purchased the contract; or


  - the distribution is because of your death; or



  - effective Jan. 1, 2009, the distribution is due to plan termination; or



  - effective Jan. 1, 2009, you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(R) and/or Benefit Protector(R) Plus, the riders will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit(R) and the Guarantor(R) Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

- ROP Death Benefit;

- MAV Death Benefit;

- 5% Accumulation Death Benefit; or

- Enhanced Death Benefit.

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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   43

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit, less any purchase payment credits added to the contract in the last 12 months, to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

  ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV       =   PW X DB
    DEATH BENEFITS)                                                  ------------
                                                                     CV

  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts;

- minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

  5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR PARTIAL        =   PWT X VAF
    WITHDRAWALS                                                      ---------------
                                                                     SV

  PWT   =   the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the subaccounts.
  VAF   =   variable account floor on the date of (but prior to) the
            transfer or partial withdrawal.
  SV    =   value of the subaccounts on the date of (but prior to) the transfer of partial withdrawal.

The amount of purchase payment and purchase payment credits (if applicable) withdrawn from or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payment and purchase payment credits (if applicable) in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and any purchase payment credits allocated to the subaccounts that have not been withdrawn or transferred out of the subaccounts.


NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(R) 5% variable account floor.


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  44  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:

1. contract value; or

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits, minus adjusted partial withdrawals; or

3. the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(R) and Benefit Protector(R) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(R) and Guarantor(R) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   45

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(R) and the Benefit Protector(R) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(R) rider and Guarantor(R) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(R) is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


ACCUMULATION PROTECTOR BENEFIT(R) RIDER



The Accumulation Protector Benefit(R) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(R) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:



ON THE BENEFIT DATE, IF:                         THEN YOUR ACCUMULATION PROTECTOR BENEFIT(R) RIDER BENEFIT IS:
The Minimum Contract Accumulation Value          The contract value is increased on the benefit date to equal
(defined below) as determined under the          the Minimum Contract Accumulation Value as determined under
Accumulation Protector Benefit(R) rider is       the Accumulation Protector Benefit(R) rider on the benefit
greater than your contract value,                date.
The contract value is equal to or greater than   Zero; in this case, the Accumulation Protector Benefit(R)
the Minimum Contract Accumulation Value as       rider ends without value and no benefit is payable.
determined under the Accumulation Protector
Benefit(R) rider,



If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(R) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(R) rider on the valuation date your contract value reached zero.



If this rider is available in your state, you may elect the Accumulation Protector Benefit(R) rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(R) rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(R) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation

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  46  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Protector Benefit(R) rider may not be purchased with the optional Guarantor(R) Withdrawal Benefit rider or any Income Assurer Benefit(R) rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit(R) may not be available in all states.



You should consider whether an Accumulation Protector Benefit(R) rider is appropriate for you because:


- you must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program.");


- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(R) rider;



- if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit(R) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;



- if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(R) rider, which is the length of the waiting period under the Accumulation Protector Benefit(R) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(R) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(R) rider may provide;



- the 10 year waiting period under the Accumulation Protector Benefit(R) rider will restart if you exercise the Elective Step Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step Up (described below); and



- the 10 year waiting period under the Accumulation Protector Benefit(R) rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit(R) rider charge to increase (see "Charges").



Be sure to discuss with your investment professional whether a Accumulation Protector Benefit(R) rider is appropriate for your situation.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(R):


BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.


MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(R) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.


ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment and purchase payment credit. It is increased by the amount of any subsequent purchase payments and purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   47

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.


When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(R) rider at that time for new contract owners. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(R) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.


The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION


If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(R) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.


TERMINATING THE RIDER

The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full withdrawal; or

  - annuitization begins; or

  - the contract terminates as a result of the death benefit being paid.

  The rider will terminate on the benefit date.

For an example, see Appendix E.


GUARANTOR(R) WITHDRAWAL BENEFIT RIDER



The Guarantor(R) Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge if:


- you purchase your contract on or after April 29, 2005(1),(2);

- you and the annuitant are 79 or younger on the date the contract is issued.


(1) The Guarantor(R) Withdrawal Benefit rider is not available under an inherited qualified annuity.

(2) In previous disclosures, we have referred to this rider as Rider A. We also offered an earlier version of this rider, previously referred to as Rider
     B. See Appendix F for information regarding Rider B which is no longer offered. See the rider attached to your contract for the actual terms of the benefit you purchased.


You must elect the Guarantor(R) Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.



We will offer you the option of replacing the original rider with a new Guarantor(R) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the


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  48  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.


The Guarantor(R) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.


If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor(R) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(R) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(R) rider or the Accumulation Protector Benefit(R) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").



You should consider whether the Guarantor(R) Withdrawal Benefit is appropriate for you because:



- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: If you selected this Guarantor(R) Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program and Portfolio Navigator Asset Allocation Program.");


- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to modify our administrative practice and will give you 30 days' written notice of any such change. See Appendix G for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;



- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor(R) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   49

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments.


- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.


THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:


  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;



  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:



  c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;


GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:


  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;


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  50  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



  c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;


RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary (see "Elective Step Up" below). The GBP is equal to 7% of the GBA.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted. The GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- If you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

- If you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

- If you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   51

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

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  52  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION


Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(R) Withdrawal Benefit.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.


If the contract value falls to zero and the RBA is depleted, the Guarantor(R) Withdrawal Benefit rider and the contract will terminate.


For an example, see Appendix H.


INCOME ASSURER BENEFIT(R) RIDERS



There are three optional Income Assurer Benefit(R) riders available under your contract:



- Income Assurer Benefit(R) - MAV;



- Income Assurer Benefit(R) - 5% Accumulation Benefit Base; or



- Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.



The Income Assurer Benefit(R) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.



The general information in this section applies to each Income Assurer Benefit(R) rider. This section is followed by a description of each specific Income Assurer Benefit(R) rider and how it is calculated.


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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   53

You should consider whether an Income Assurer Benefit(R) rider is appropriate for you because:



- you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006 (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, the one-year fixed account and GPAs (if available), to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider.



- if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(SM) is appropriate for you (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payouts available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(R) rider with a qualified annuity;



- you must hold the Income Assurer Benefit(R) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;



- the 10-year waiting period may be restarted if you elect to change the Portfolio Navigator model portfolio to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit(R)");



- the Income Assurer Benefit(R) rider terminates* 30 days following the contract anniversary after the annuitant's 86th birthday; and



- you can only exercise the Income Assurer Benefit(R) within 30 days after a contract anniversary following the expiration of the 10-year waiting period.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(R) rider before this time, your benefits will continue according to the annuity payout plan you have selected.



If the Income Assurer Benefit(R) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(R) you select (see "Charges -- Income Assurer Benefit(R) Rider Fee"). The effective date of the rider will be the contract issue date. The Guarantor(R) Withdrawal Benefit and the Accumulation Protector Benefit(R) riders are not available with any Income Assurer Benefit(R) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit(R) rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your investment professional whether an Income Assurer Benefit(R) rider is appropriate for your situation.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(R) RIDERS IN THE SECTIONS BELOW:



GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(R) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(R). Your annuitization payout will never be less than that provided by your contract value.



EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable
Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base and the Income Assurer
Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.


EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

  (a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
      to) the partial withdrawal; and

  (b) is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base and the Income Assurer
Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.

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  54  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER
BENEFIT(R):


EXERCISING THE RIDER

Rider exercise conditions are:


- you may only exercise the Income Assurer Benefit(R) rider within 30 days after any contract anniversary following the expiration of the Waiting Period;


- the annuitant on the retirement date must be between 50 to 86 years old; and

- you can only take an annuity payment in one of the following annuity payout plans:

  Plan A -- Life Annuity - No Refund;

  Plan B -- Life Annuity with Ten or Twenty Years Certain;

  Plan D -- Joint and Last Survivor Life Annuity - No Refund;

         -- Joint and Last Survivor Life Annuity with Twenty Years Certain; or

  Plan E -- Twenty Years Certain.


After the expiration of the waiting period, the Income Assurer Benefit(R) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.


If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

- If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

- If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate. These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables.") Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.05

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity variable payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

TERMINATING THE RIDER

Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

- you may terminate the rider any time after the expiration of the waiting period;

- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   55

- the rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(R) rider before this time, your benefits will continue according to the annuity payout plan you have selected.



YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(R) RIDERS DESCRIBED BELOW:



INCOME ASSURER BENEFIT(R) - MAV



The guaranteed income benefit base for the Income Assurer Benefit(R) - MAV is the greater of these three values:


1. contract value; or

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

  (a) current contract value; or

  (b) total payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments; or

2. total purchase payments plus purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.


INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE



The guaranteed income benefit base for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base is the greater of these three values:


1. contract value; or

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.


5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(R) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.


The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total purchase payments and purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of

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  56  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

  (a) is the amount of purchase payment and purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

  (b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

  (a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

  (b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

  (c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments (described above); or

2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and credit accumulated at 5% for the number of full contract years they have been in the contract.


INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE


The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1. the contract value;

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3. the MAV (described above); or

4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3. the MAV, less market value adjusted excluded payments (described above); or

4. the 5% variable account floor (described above), less 5% adjusted excluded payments (described above).


For an example of how each Income Assurer Benefit(R) is calculated, see Appendix G.


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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   57

OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R))



The Benefit Protector(R) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) to your contract. Generally, you must elect the Benefit Protector(R) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(R) Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.


The Benefit Protector(R) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


- the applicable death benefit, plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.


EARNINGS AT DEATH: For purposes of the Benefit Protector(R) and Benefit Protector(R) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.



TERMINATING THE BENEFIT PROTECTOR(R)


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(R) Death Benefit Rider within 30 days of the date they elect to continue the contract.


For an example, see Appendix H.


BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS)



The Benefit Protector(R) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(R) rider during the second rider year.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) Plus to your contract. You must elect the Benefit Protector(R) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector(R) Rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(R) Plus is appropriate for your situation.


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  58  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

The Benefit Protector(R) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:



- the benefits payable under the Benefit Protector(R) described above, plus:


- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                       PERCENTAGE IF YOU AND THE ANNUITANT ARE    PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR          UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                              0%                                          0%
 Three and Four                          10%                                       3.75%
 Five or more                            20%                                        7.5%


Another way to describe the benefits payable under the Benefit Protector(R) Plus rider is as follows:


- the applicable death benefit, plus

                       IF YOU AND THE ANNUITANT ARE UNDER             IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR          AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .  OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
 One                   Zero                                           Zero
 Two                   40% x earnings at death (see above)            15% x earnings at death
                       40% x (earnings at death + 25% of initial      15% x (earnings at death + 25% of initial
 Three and Four        purchase payment*)                             purchase payment*)
                       40% x (earnings at death + 50% of initial      15% x (earnings at death + 50% of initial
 Five or more          purchase payment*)                             purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.


TERMINATING THE BENEFIT PROTECTOR(R) PLUS


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(R) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").


For an example, see Appendix I.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   59

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS


You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(R) rider.


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.


- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN (under the Income Assurer Benefit(R) rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.



- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND (not available under the Income Assurer Benefit(R) rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.


- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit(R) rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit(R) rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation will vary between 6.00% and 7.85% depending on the applicable contract option and the applicable assumed investment rate. (See
  "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.").



- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE GUARANTOR(R) WITHDRAWAL BENEFIT RIDER): This annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA


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  60  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
  at the time you begin this fixed payout option (see "Guarantor(R) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.



NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   61

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain


--------------------------------------------------------------------------------
  62 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;



In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;



- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.



PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



- to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


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              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   63

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.



VOTING RIGHTS


As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If

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  64  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).


In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT


- Only securities broker-dealers ("selling firms") registered with the SEC and members of FINRA may sell the contract.


- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS


- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.0% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.


- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

  - sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

  - marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

  - providing service to contract owners; and

  - funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

- revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   65

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and

- fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

- The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

- To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2007 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so

--------------------------------------------------------------------------------
  66 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issues that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   67

                                   APPENDICES

                  TABLE OF CONTENTS AND CROSS-REFERENCE TABLE


APPENDIX NAME                                        PAGE #   CROSS-REFERENCE                                          PAGE #
 Appendix A: Example -- Market Value Adjustment               Guarantee Period Accounts (GPAs)                             p.  23
 (MVA)                                               p.  69
 Appendix B: Example -- Income Assurer Benefit(R)             Charges -- Income Assurer Benefit(R) Rider Fee               p.  31
 Rider Fee                                           p.  71
 Appendix C: Example -- Withdrawal Charges           p.  72   Charges -- Withdrawal Charges                                p.  28
 Appendix D: Example -- Death Benefits               p.  77   Benefits in Case of Death                                    p.  43
 Appendix E: Example -- Accumulation Protector                Optional Benefits -- Accumulation Protector Benefit(R)
 Benefit(R) Rider                                    p.  80   Rider                                                        p.  46
 Appendix F: Example -- Guarantor(R) Withdrawal               Optional Benefits -- Guarantor(R) Withdrawal Benefit
 Benefit --                                                   Rider                                                        p.  48
 Rider B Disclosure                                  p.  82
 Appendix G: Guarantor(R) Withdrawal Benefit                  Optional Benefits -- Guarantor(R) Withdrawal Benefit
 Rider --                                                     Rider and Appendix F                                     p. 48 & 82
 Additional RMD Disclosure                           p.  87
 Appendix H: Example -- Guarantor(R) Withdrawal               Optional Benefits -- Guarantor(R) Withdrawal Benefit
 Benefit Rider                                       p.  88   Rider and Appendix F                                     p. 48 & 82
 Appendix I: Example -- Income Assurer Benefit(R)             Optional Benefits -- Income Assurer Benefit(R) Riders        p.  53
 Riders                                              p.  90
 Appendix J: Example -- Benefit Protector(R) Death            Optional Benefits -- Benefit Protector(R) Death Benefit
 Benefit Rider                                       p.  95   Rider                                                        p.  58
 Appendix K: Example -- Benefit Protector(R) Plus             Optional Benefits -- Benefit Protector(R) Plus Death
 Death Benefit Rider                                 p.  97   Benefit Rider                                                p.  58
 Appendix L: Condensed Financial Information                  Condensed Financial Information (Unaudited)                  p.  13
 (Unaudited)                                         p.  99


The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices D through F and H through K include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

--------------------------------------------------------------------------------
  68  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES

ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                       1 + I
      EARLY WITHDRAWAL AMOUNT X [(  ------------ )(N/12)  - 1] = MVA
                                    1 + J + .001

      Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                (rounded up).

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = -$39.84
                      1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = $27.61
                      1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, if you elected the seven-year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge

--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   69
from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

--------------------------------------------------------------------------------
  70  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(R) RIDER FEE



EXAMPLE -- INCOME ASSURER BENEFIT(R) RIDER FEE

ASSUMPTIONS:

- You purchase the contract with a payment of $50,000 and we add a $500 purchase payment credit. You allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals. You select a seven-year withdrawal charge schedule; and



- On the first contract anniversary your total contract value is $55,545; and



- On the second contract anniversary your total contract value is $53,270.



WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT(R) ON THE SECOND ANNIVERSARY AS FOLLOWS:



THE INCOME ASSURER BENEFIT(R) - MAV GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:


   Purchase Payments and purchase payment credits less adjusted
     partial withdrawals:                                        $50,500
   Contract value on the second anniversary:                     $53,270
   Maximum Anniversary Value:                                    $55,545
   ---------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT
     BASE                                                        $55,545


THE INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:



   Purchase Payments and purchase payment credits less adjusted
     partial withdrawals:                                        $50,500
   Contract value on the second anniversary:                     $53,270
   5% Variable Account Floor = 1.05 X 1.05 X $50,500             $55,676
   ---------------------------------------------------------------------
   INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION GUARANTEED
     INCOME BENEFIT BASE                                         $55,676



THE INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST

OF THE FOLLOWING VALUES:


   Purchase Payments and purchase payment credits less adjusted
     partial withdrawals:                                        $50,500
   Contract value on the second anniversary:                     $53,270
   Maximum Anniversary Value:                                    $55,545
   5% Variable Account Floor = 1.05 X 1.05 X $50,000             $55,676
   ---------------------------------------------------------------------
   INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5%
     ACCUMULATION GUARANTEED INCOME BENEFIT BASE                 $55,676



THE INCOME ASSURER BENEFIT(R) FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:



INCOME ASSURER BENEFIT(R) - MAV FEE =                          0.30% X $55,545 = $166.64
INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE FEE
  =                                                            0.60% X $55,676 = $334.06
INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5%
  ACCUMULATION BENEFIT BASE FEE =                              0.65% X $55,676 = $361.89


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   71

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:


1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(R) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

       PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

--------------------------------------------------------------------------------
  72  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:



This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment and we add a purchase payment credit of $500;



- During the fourth contract year you withdraw the contract for its total value. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and



- You have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                 Contract value just prior to withdrawal:       $60,000.00           $40,000.00
                                     Contract value on prior anniversary:        58,000.00            42,000.00

WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:

STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                            Contract value just prior to withdrawal (CV):        60,000.00            40,000.00
Less purchase payments received and not previously withdrawn (PPNPW):            50,000.00            50,000.00
                                                                                ----------           ----------
                       Earnings in the contract (but not less than zero):        10,000.00                 0.00
STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:        10,000.00                 0.00
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                                                ----------           ----------
                                            TFA (but not less than zero):        10,000.00             4,200.00
STEP 3.  Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
                                                Contract value withdrawn:        60,000.00            40,000.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            ACV (but not less than zero):        50,000.00            40,000.00
STEP 4.  Next we determine XSF, the amount by which 10% of the prior anniversary's contract value exceeds earnings.
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            XSF (but not less than zero):             0.00             4,200.00
STEP 5.  Now we can determine how much of the PPNPW is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV 2 XSF) / (CF 2 TFA) X (PPNPW 2 XSF)

                                                        XSF from Step 4 =             0.00             4,200.00
                                                        ACV from Step 3 =        50,000.00            40,000.00
                                                         CV from Step 1 =        60,000.00            40,000.00
                                                        TFA from Step 2 =        10,000.00             4,200.00
                                                      PPNPW from Step 1 =        50,000.00            50,000.00
                                                                                ----------           ----------
                                                                    PPW =        50,000.00            50,000.00


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   73

                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
STEP 6.  We then calculate the withdrawal charge as a percentage of PPW.
         Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
                                                                     PPW:        50,000.00            50,000.00
                                                                less XSF:             0.00             4,200.00
                                                                                ----------           ----------
                            amount of PPW subject to a withdrawal charge:        50,000.00            45,800.00
                                multiplied by the withdrawal charge rate:           X 7.0%               X 7.0%
                                                                                ----------           ----------
                                                       withdrawal charge:         3,500.00             3,206.00
STEP 7.  The dollar amount you will receive as a result of your full withdrawal is determined as:
                                                Contract value withdrawn:        60,000.00            40,000.00
                                                       WITHDRAWAL CHARGE:        (3,500.00)           (3,206.00)
                         Contract charge (assessed upon full withdrawal):           (40.00)              (40.00)
                                                                                ----------           ----------
                                            NET FULL WITHDRAWAL PROCEEDS:        56,460.00            36,754.00


--------------------------------------------------------------------------------
  74  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:



This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment and we add a purchase payment credit of $500;



- During the fourth contract year you request a net partial withdrawal of $15,000.00. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and



- You have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                 Contract value just prior to withdrawal:       $60,000.00           $40,000.00
                                     Contract value on prior anniversary:        58,000.00            42,000.00

We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.



WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:

STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                            Contract value just prior to withdrawal (CV):        60,000.00            40,000.00
Less purchase payments received and not previously withdrawn (PPNPW):            50,000.00            50,000.00
                                                                                ----------           ----------
                       Earnings in the contract (but not less than zero):        10,000.00                 0.00

STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:        10,000.00                 0.00
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                                                ----------           ----------
                                            TFA (but not less than zero):        10,000.00             4,200.00

STEP 3.  Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
                                                Contract value withdrawn:        15,376.34            16,062.31
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            ACV (but not less than zero):         5,376.34            16,062.31

STEP 4.  Next we determine XSF, the amount by which 10% of the prior anniversary's contract value exceeds earnings.
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            XSF (but not less than zero):             0.00             4,200.00


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   75

STEP 5.  Now we can determine how much of the PPNPW is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV 2 XSF) / (CF 2 TFA) X (PPNPW 2 XSF)

                                                        XSF from Step 4 =             0.00             4,200.00
                                                        ACV from Step 3 =         5,376.34            16,062.31
                                                         CV from Step 1 =        60,000.00            40,000.00
                                                        TFA from Step 2 =        10,000.00             4,200.00
                                                      PPNPW from Step 1 =        50,000.00            50,000.00
                                                                                ----------           ----------
                                                                    PPW =         5,376.34            19,375.80

STEP 6.  We then calculate the withdrawal charge as a percentage of PPW.
         Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
                                                                     PPW:         5,376.34            19,375.80
                                                                less XSF:             0.00             4,200.00
                                                                                ----------           ----------
                            amount of PPW subject to a withdrawal charge:         5,376.34            15,175.80
                                multiplied by the withdrawal charge rate:           X 7.0%               X 7.0%
                                                                                ----------           ----------
                                                       withdrawal charge:           376.34             1,062.31

STEP 7.  The dollar amount you will receive as a result of your partial withdrawal is determined as:
                                                Contract value withdrawn:        15,376.34            16,062.31
                                                       WITHDRAWAL CHARGE:          (376.34)           (1,062.31)
                                                                                ----------           ----------
                                         NET PARTIAL WITHDRAWAL PROCEEDS:        15,000.00            15,000.00


--------------------------------------------------------------------------------
  76  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a $200 purchase payment credit; and



- On the first contract anniversary you make an additional purchase payment of $5,000 and we add a purchase payment credit of $50; and



- During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal (including withdrawal charges); and



- On the third contract anniversary the contract value grows to $23,000.



  WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $23,000.00
                                                                                              ----------
  2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS, MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments and purchase payment credits:                                $25,250.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,250
         ----------------  =                                                                   -1,721.59
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,528.41
                                                                                              ----------


  ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:  $23,528.41

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $200; and



- On the first contract anniversary the contract value grows to $24,000; and



- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal (including withdrawal charges), leaving a contract value of $20,500.



  WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $20,500.00
                                                                                              ----------
  2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments and purchase payment credits:                                $20,200.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $20,200
         ----------------  =                                                                   -1,377.27
             $22,000                                                                          ----------
         for a death benefit of:                                                              $18,822.73
                                                                                              ----------
  3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
         Greatest of your contract anniversary contract values:                               $24,000.00
         plus purchase payments and credits made since that anniversary:                           +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $24,000
         ----------------  =                                                                   -1,636.36
             $22,000                                                                          ----------
         for a death benefit of:                                                              $22,363.64
                                                                                              ----------


  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $22,363.64

--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   77

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $250 to your contract. You allocate $5,100 to the one-year fixed account and $20,150 to the subaccounts; and



- On the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200; and



- During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.



  THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                  $22,800.00
                                                                                               ----------
  2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments and purchase payment credits:                                 $25,250.00
         minus adjusted partial withdrawals, calculated as:
          $1,500 X $25,250
         -------------------  =                                                                 -1,558.64
               $24,300                                                                         ----------
         for a death benefit of:                                                               $23,691.36
                                                                                               ----------
  3. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary, calculated as:          $21,157.50
         1.05 X $20,150 =
         plus purchase payments and purchase payment credits allocated to the subaccounts           +0.00
         since that anniversary:
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,157.50
         -------------------  =                                                                -$1,670.33
               $19,000                                                                         ----------
         variable account floor benefit:                                                       $19,487.17
         plus the one-year fixed account value:                                                +$5,300.00
                                                                                               ----------
         5% variable account floor (value of the GPAs, the one-year fixed account and the      $24,787.17
         variable account floor):


  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES,
  WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                             $24,787.17

--------------------------------------------------------------------------------
  78  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000 and select a seven-year withdrawal charge schedule. We add a $250 purchase payment credit. You allocate $5,000 to the one-year fixed account and $20,250 to the subaccounts; and



- On the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200; and



- During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.



  THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                  $22,800.00
                                                                                               ----------
  2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments and purchase payment credits:                                 $25,250.00
         minus adjusted partial withdrawals, calculated as:
          $1,500 X $25,250
         -------------------  =                                                                 -1,558.64
               $24,300                                                                         ----------
         for a death benefit of:                                                               $23,691.36
                                                                                               ----------
  3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
         The MAV on the immediately preceding anniversary:                                     $25,250.00
         plus purchase payments and purchase payment credits made since that anniversary:           +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
          $1,500 X $25,250
         -------------------  =                                                                 -1,558.64
               $24,300                                                                         ----------
         for a MAV Death Benefit of:                                                           $23,691.36
                                                                                               ----------
  4. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary, calculated as:          $21,262.50
         1.05 X $20,250 =
         plus purchase payments and purchase payment credits allocated to the subaccounts           +0.00
         since that anniversary:
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,262.50
         -------------------  =                                                                 -1,678.62
               $19,000                                                                         ----------
         variable account floor benefit:                                                       $19,583.88
         plus the one-year fixed account value:                                                 +5,300.00
         5% variable account floor (value of the GPAs, one-year fixed account and the          $24,883.88
         variable account floor):                                                              ----------


  EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE
  ACCOUNT FLOOR:                                                      $24,883.88

--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   79

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(R) RIDER


AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.

ASSUMPTIONS:

- You purchase a contract with a seven-year withdrawal schedule with a payment of $123,762 and receive a purchase payment credit of $1,238; and

- you make no additional purchase payments to the contract; and

- you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and

- you do not exercise the elective step up option available under the rider; and

- you do not change asset allocation models.

Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date, the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

                                                                            MCAV         HYPOTHETICAL    HYPOTHETICAL
CONTRACT                                                                  ADJUSTED         ASSUMED         ASSUMED
DURATION                                     PURCHASE      PARTIAL         PARTIAL         NET RATE        CONTRACT
IN YEARS                                     PAYMENTS    WITHDRAWALS     WITHDRAWAL       OF RETURN         VALUE          MCAV
 At Issue                                    $125,000      $  N/A          $  N/A             N/A          $125,000      $125,000
 1                                                 0            0               0            12.0%          140,000       125,000
 2                                                 0            0               0            15.0%          161,000       128,800(2)
 3                                                 0            0               0             3.0%          165,830       132,664(2)
 4                                                 0            0               0            -8.0%          152,564       132,664
 5                                                 0        2,000           2,046           -15.0%          127,679       130,618
 6                                                 0            0               0            20.0%          153,215       130,618
 7                                                 0            0               0            15.0%          176,197       140,958(2)
 8                                                 0        5,000           4,444           -10.0%          153,577       136,513
 9                                                 0            0               0           -20.0%          122,862       136,513
 10(1)                                             0            0               0           -12.0%          108,118       136,513

(1)  The APB benefit date.
(2) These values indicate where the automatic step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the Elective Step Up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.

--------------------------------------------------------------------------------
  80  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ASSUMPTIONS:

- You purchase a contract with a seven-year withdrawal schedule with a payment of $123,762 and receive a purchase payment credit of $1,238; and

- you make no additional purchase payments to the contract; and

- you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and,

- the Elective Step up is exercised on the first, second, third and seventh contract anniversaries; and

- you do not change asset allocation models.

Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

               YEARS                                       MCAV         HYPOTHETICAL    HYPOTHETICAL
CONTRACT    REMAINING IN                                 ADJUSTED         ASSUMED         ASSUMED
DURATION    THE WAITING     PURCHASE      PARTIAL         PARTIAL         NET RATE        CONTRACT
IN YEARS       PERIOD       PAYMENTS    WITHDRAWALS     WITHDRAWAL       OF RETURN         VALUE          MCAV
 At Issue        10         $125,000      $  N/A          $  N/A             N/A          $125,000      $125,000
 1               10(2)            0            0               0            12.0%          140,000       140,000(3)
 2               10(2)            0            0               0            15.0%          161,000       161,000(3)
 3               10(2)            0            0               0             3.0%          165,830       165,830(3)
 4                9               0            0               0            -8.0%          152,564       165,830
 5                8               0        2,000           2,558           -15.0%          127,679       163,272
 6                7               0            0               0            20.0%          153,215       163,272
 7               10(2)            0            0               0            15.0%          176,197       176,197(3)
 8                9               0        5,000           5,556           -10.0%          153,577       170,642
 9                8               0            0               0           -20.0%          122,862       170,642
 10               7               0            0               0           -12.0%          108,118       170,642
 11               6               0            0               0             3.0%          111,362       170,642
 12               5               0            0               0             4.0%          115,817       170,642
 13               4               0        7,500          10,524             5.0%          114,107       160,117
 14               3               0            0               0             6.0%          120,954       160,117
 15               2               0            0               0            -5.0%          114,906       160,117
 16               1               0            0               0           -11.0%          102,266       160,117
 17(1)            0               0            0               0            -3.0%           99,198       160,117

(1)  The APB Benefit Date.
(2)  The Waiting Period restarts when the Elective Step Up is exercised.
(3)  These values indicate when the Elective Step Up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the Waiting Period causes the contract value to equal or exceed the MCAV on the Benefit Date, no benefit is paid under this rider.

- Exercising the Elective Step up provision may result in an increase in the charge that you pay for this rider.

- Even if a benefit is paid under the rider on the Benefit Date, contract value allocated to the variable account after the Benefit Date continues to vary with the market and may go up or go down.

--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   81

APPENDIX F: GUARANTOR(R) WITHDRAWAL BENEFIT -- RIDER B DISCLOSURE



GUARANTOR(R) WITHDRAWAL BENEFIT RIDER



The Guarantor(R) Withdrawal Benefit rider is an optional benefit that was offered for an additional annual charge if:


- you purchased your contract prior to April 29, 2005(1),(2);

- the rider was available in your state; and

- you and the annuitant were 79 or younger on the date the contract was issued.


(1) The Guarantor(R) Withdrawal Benefit rider is not available under an inherited qualified annuity.


(2) In previous disclosure, we have referred to this rider as Rider B. This rider is no longer available for purchase. See the Guarantor(R) Withdrawal Benefit sections in this prospectus for information about currently offered versions of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.



You must elect the Guarantor(R) Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.



We will offer you the option of replacing the original rider with a new Guarantor(R) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.



The Guarantor(R) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.


If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor(R) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(R) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(R) rider or the Accumulation Protector Benefit(R) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").



You should consider whether the Guarantor(R) Withdrawal Benefit is appropriate for you because:


- USE OF ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006 (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;

--------------------------------------------------------------------------------
  82  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to modify our administrative practice and will give you 30 days' written notice of any such change. See Appendix G for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;



- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor(R) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments.

- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:


  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;



  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:



  c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   83

GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:


  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



  c) under the original rider after a step up but before the third contract anniversary -- the following excess withdrawal procedure will be applied to the RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;


RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under both the original and enhanced riders, the GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.
--------------------------------------------------------------------------------
  84  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

- if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the contract anniversary.

- The RBA will be increased to an amount equal to the contract anniversary value.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   85

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up.

Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION


Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(R) Withdrawal Benefit.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.


If the contract value falls to zero and the RBA is depleted, the Guarantor(R) Withdrawal Benefit rider and the contract will terminate.


For an example, see Appendix J.

--------------------------------------------------------------------------------
  86  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: GUARANTOR(R) WITHDRAWAL BENEFIT RIDER --


ADDITIONAL RMD DISCLOSURE


This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor(R) Withdrawal Benefit rider (including Riders A and B) to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal procedures described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.


For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and the enhanced riders is to allow amounts you withdraw to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

(2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

(3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.


(4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor(R) Withdrawal Benefit rider.


The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year;


(2) based solely on the value of the contract to which the Guarantor(R) Withdrawal Benefit rider is attached as of the date we make the determination; and


(3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);

     3. a Simplified Employee Pension plan (Section 408(k));

     4. a tax-sheltered annuity rollover (Section 403(b)).


In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(R) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.


In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   87

APPENDIX H: EXAMPLE -- GUARANTOR(R) WITHDRAWAL BENEFIT RIDER



EXAMPLE OF THE GUARANTOR(R) WITHDRAWAL BENEFIT -- THIS EXAMPLE ILLUSTRATES BOTH RIDER A AND RIDER B (SEE "OPTIONAL BENEFITS").

ASSUMPTIONS:


- You purchase the contract with a payment of $100,000, and you select a 7-year withdrawal charge schedule.


- We add a purchase payment credit of $1,000 to your contract.


  The Guaranteed Benefit Amount (GBA) equals your purchase
  payment plus the purchase payment credit:                    $101,000
  The Guaranteed Benefit Payment (GBP) equals 7% of your
  GBA:
     0.07 X $101,000 =                                         $  7,070
  The Remaining Benefit Amount (RBA) equals your purchase
  payment plus the purchase payment credit:                    $101,000
  On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                  $110,000
  The GBA equals 100% of your contract value:                  $110,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 X $110,000 =                                         $  7,700
  During the fourth contract year you decide to take a
  partial withdrawal of $7,700.
  You took a partial withdrawal equal to your GBP, so your
  RBA equals the prior RBA less the amount of the partial
  withdrawal:
     $110,000 - $7,700 =                                       $102,300
  The GBA equals the GBA immediately prior to the partial
  withdrawal:                                                  $110,000
  The GBP equals 7% of your GBA:
     0.07 X $110,000 =                                         $  7,700
  On the fourth contract anniversary you make an additional
  purchase payment of $50,000.
  We add a purchase payment credit of $500 to your contract.
  The new RBA for the contract is equal to your prior RBA
  plus 100% of the additional purchase payment and purchase
  payment credit:
     $102,300 + $50,500 =                                      $152,800
  The new GBA for the contract is equal to your prior GBA
  plus 100% of the additional purchase payment and purchase
  payment credit:
     $110,000 + $50,500 =                                      $160,500
  The new GBP for the contract is equal to your prior GBP
  plus 7% of the additional purchase payment and purchase
  payment credit:
     $7,700 + $3,535 =                                         $ 11,235
  On the fifth contract anniversary your contract value
  grows to $200,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                  $200,000
  The GBA equals 100% of your contract value:                  $200,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 X $200,000 =                                         $ 14,000
  During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of
  $20,000. You took more than your GBP of $14,000 so your
  RBA gets reset to the lesser of:
     (1) your contract value immediately following the
        partial withdrawal;
         $230,000 - $20,000 =                                  $210,000
         OR
     (2) your prior RBA less the amount of the partial
        withdrawal.
         $200,000 - $20,000 =                                  $180,000


--------------------------------------------------------------------------------
  88  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

  Reset RBA = lesser of (1) or (2) =                           $180,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA                                        $200,000
         OR
     (2) your contract value immediately following the
        partial withdrawal;
         $230,000 - $20,000 =                                  $210,000
  Reset GBA = lesser of (1) or (2) =                           $200,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 X $200,000 =                                     $ 14,000
  During the eighth contract year your contract value falls
  to $175,000. You decide to take a partial withdrawal of
  $25,000. You took more than your GBP of $14,000 so your
  RBA gets reset to the lesser of:
     (1) your contract value immediately following the
        partial withdrawal;
         $175,000 - $25,000 =                                  $150,000
         OR
     (2) your prior RBA less the amount of the partial
        withdrawal.
         $180,000 - $25,000 =                                  $155,000
  Reset RBA = lesser of (1) or (2) =                           $150,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA;                                       $200,000
         OR
     (2) your contract value immediately following the
        partial withdrawal;
          $175,000 - $25,000 =                                 $150,000
  Reset GBA = lesser of (1) or (2) =                           $150,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 X $150,000 =                                     $ 10,500


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   89

APPENDIX I: EXAMPLE -- INCOME ASSURER BENEFIT(R) RIDERS



The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(R) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "Protected Investment Options") and the fees and charges that apply to your contract.


For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.


Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (Protected Investment Options). Some Portfolio Navigator asset allocation model portfolios include Protected Investment Options and Excluded Investment Options (RiverSource(SM) Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer
Benefit(R) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator asset allocation models.


ASSUMPTIONS:


- You purchase the contract during the 2005 calendar year with a payment of $100,000 and elect the seven-year withdrawal charge schedule; and


- we immediately add a $1,000 purchase payment credit; and

- you invest all contract value in the subaccounts (Protected Investment Options); and

- you make no additional purchase payments, partial withdrawals or changes in asset allocation model; and

- the annuitant is male and age 55 at contract issue; and

- the joint annuitant is female and age 55 at contract issue.


EXAMPLE -- INCOME ASSURER BENEFIT(R) - MAV


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

              ASSUMED              PURCHASE                 MAXIMUM                  GUARANTEED
 CONTRACT     CONTRACT             PAYMENTS               ANNIVERSARY              INCOME BENEFIT
ANNIVERSARY    VALUE              AND CREDITS            VALUE (MAV)(1)             BASE - MAV(2)
   -----------------------------------------------------------------------------------------------
     1        $109,000             $101,000                 $109,000                  $109,000
     2        127,000                  none                  127,000                   127,000
     3        134,000                  none                  134,000                   134,000
     4        153,000                  none                  153,000                   153,000
     5         86,000                  none                  153,000                   153,000
     6        122,000                  none                  153,000                   153,000
     7        141,000                  none                  153,000                   153,000
     8        155,000                  none                  155,000                   155,000
     9        142,000                  none                  155,000                   155,000
    10        176,000                  none                  176,000                   176,000
    11        143,000                  none                  176,000                   176,000
    12        150,000                  none                  176,000                   176,000
    13        211,000                  none                  211,000                   211,000
    14        201,000                  none                  211,000                   211,000
    15        206,000                  none                  211,000                   211,000
--------------------------------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
  90  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                              STANDARD PROVISIONS                                        INCOME ASSURER BENEFIT(R) - MAV
 CONTRACT     --------------------------------------------------------------------------------------------------------------------
ANNIVERSARY      ASSUMED                     PLAN B - LIFE WITH                 GUARANTEED INCOME               PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE                 10 YEARS CERTAIN*                    BENEFIT BASE                  10 YEARS CERTAIN*
----------------------------------------------------------------------------------------------------------------------------------
    10           $176,000                        $  784.96                          $176,000                        $  784.96
    11            143,000                           654.94                           176,000                           806.08
    12            150,000                           703.50                           176,000                           825.44
    13            211,000                         1,017.02                           211,000                         1,017.02
    14            201,000                           992.94                           211,000                         1,042.34
    15            206,000                         1,046.48                           211,000                         1,071.88
----------------------------------------------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                              STANDARD PROVISIONS                                         INCOME ASSURER BENEFIT(R) - MAV
 CONTRACT     ---------------------------------------------------------------------------------------------------------------------
ANNIVERSARY      ASSUMED                   PLAN D - LAST SURVIVOR               GUARANTEED INCOME            PLAN D - LAST SURVIVOR
AT EXERCISE   CONTRACT VALUE                     NO REFUND*                       BENEFIT BASE                     NO REFUND*
-----------------------------------------------------------------------------------------------------------------------------------
    10           $176,000                         $631.84                           $176,000                        $631.84
    11            143,000                          524.81                            176,000                         645.92
    12            150,000                          562.50                            176,000                         660.00
    13            211,000                          810.24                            211,000                         810.24
    14            201,000                          791.94                            211,000                         831.34
    15            206,000                          832.24                            211,000                         852.44
-----------------------------------------------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   91

EXAMPLE -- INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                      GUARANTEED
                                                                                        INCOME
              ASSUMED              PURCHASE                                         BENEFIT BASE -
 CONTRACT     CONTRACT             PAYMENTS              5% ACCUMULATION            5% ACCUMULATION
ANNIVERSARY    VALUE              AND CREDITS            BENEFIT BASE(1)            BENEFIT BASE(2)
    -----------------------------------------------------------------------------------------------
     1        $109,000             $101,000                 $106,050                   $109,000
     2        127,000                  none                  111,353                    127,000
     3        134,000                  none                  116,920                    134,000
     4        153,000                  none                  122,766                    153,000
     5         86,000                  none                  128,904                    128,904
     6        122,000                  none                  135,350                    135,350
     7        141,000                  none                  142,117                    142,117
     8        155,000                  none                  149,223                    155,000
     9        142,000                  none                  156,684                    156,684
    10        176,000                  none                  164,518                    176,000
    11        143,000                  none                  172,744                    172,744
    12        150,000                  none                  181,381                    181,381
    13        211,000                  none                  190,451                    211,000
    14        201,000                  none                  199,973                    201,000
    15        206,000                  none                  209,972                    209,972
---------------------------------------------------------------------------------------------------

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                                                                INCOME ASSURER BENEFIT(R) -
                          STANDARD PROVISIONS                                  5% ACCUMULATION BENEFIT BASE
 CONTRACT     -------------------------------------------------------------------------------------------------------
ANNIVERSARY      ASSUMED                PLAN B - LIFE WITH            GUARANTEED INCOME            PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE            10 YEARS CERTAIN*               BENEFIT BASE               10 YEARS CERTAIN*
---------------------------------------------------------------------------------------------------------------------
    10           $176,000                   $  784.96                     $176,000                      $ 784.96
    11            143,000                      654.94                      172,744                        791.17
    12            150,000                      703.50                      181,381                        850.68
    13            211,000                    1,017.02                      211,000                      1,017.02
    14            201,000                      992.94                      201,000                        992.94
    15            206,000                    1,046.48                      209,972                      1,066.66
---------------------------------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

--------------------------------------------------------------------------------
  92  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                                                                      INCOME ASSURER BENEFIT(R) -
                            STANDARD PROVISIONS                                      5% ACCUMULATION BENEFIT BASE
 CONTRACT     ---------------------------------------------------------------------------------------------------------------
ANNIVERSARY      ASSUMED                PLAN D - LAST SURVIVOR            GUARANTEED INCOME            PLAN D - LAST SURVIVOR
AT EXERCISE   CONTRACT VALUE                  NO REFUND*                    BENEFIT BASE                     NO REFUND*
-----------------------------------------------------------------------------------------------------------------------------
    10           $176,000                      $631.84                        $176,000                        $ 631.84
    11            143,000                       524.81                         172,744                          633.97
    12            150,000                       562.50                         181,381                          680.18
    13            211,000                       810.24                         211,000                          810.24
    14            201,000                       791.94                         201,000                          791.94
    15            206,000                       832.24                         209,972                          848.29
-----------------------------------------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


EXAMPLE -- INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:


                                                                                                 GUARANTEED
                                                                                                   INCOME
                                                                                               BENEFIT BASE -
                                                                                                 GREATER OF
              ASSUMED           PURCHASE             MAXIMUM                                      MAV OR 5%
 CONTRACT     CONTRACT          PAYMENTS           ANNIVERSARY         5% ACCUMULATION          ACCUMULATION
ANNIVERSARY    VALUE           AND CREDITS          VALUE(1)           BENEFIT BASE(1)         BENEFIT BASE(2)
--------------------------------------------------------------------------------------------------------------
     1        $109,000          $101,000            $109,000              $106,050                $109,000
     2        127,000               none             127,000               111,353                 127,000
     3        134,000               none             134,000               116,920                 134,000
     4        153,000               none             153,000               122,766                 153,000
     5         86,000               none             153,000               128,904                 153,000
     6        122,000               none             153,000               135,350                 153,000
     7        141,000               none             153,000               142,117                 153,000
     8        155,000               none             155,000               149,223                 155,000
     9        142,000               none             155,000               156,684                 156,684
    10        176,000               none             176,000               164,518                 176,000
    11        143,000               none             176,000               172,744                 176,000
    12        150,000               none             176,000               181,381                 181,381
    13        211,000               none             211,000               190,451                 211,000
    14        201,000               none             211,000               199,973                 211,000
    15        206,000               none             211,000               209,972                 211,000
--------------------------------------------------------------------------------------------------------------


(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   93

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                                            INCOME ASSURER BENEFIT(R) - GREATER OF MAV
                        STANDARD PROVISIONS                      OR 5% ACCUMULATION BENEFIT BASE
 CONTRACT     ----------------------------------------------------------------------------------------
ANNIVERSARY      ASSUMED           PLAN B - LIFE WITH       GUARANTEED INCOME       PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE       10 YEARS CERTAIN*          BENEFIT BASE          10 YEARS CERTAIN*
------------------------------------------------------------------------------------------------------
    10           $176,000              $  784.96                $176,000                $  784.96
    11            143,000                 654.94                 176,000                   806.08
    12            150,000                 703.50                 181,381                   850.68
    13            211,000               1,017.02                 211,000                 1,017.02
    14            201,000                 992.94                 211,000                 1,042.34
    15            206,000               1,046.48                 211,000                 1,071.88
------------------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D
- Joint and Last Survivor Life Annuity - No Refund would be:

                                                                  INCOME ASSURER BENEFIT(R) - GREATER OF MAV
                          STANDARD PROVISIONS                          OR 5% ACCUMULATION BENEFIT BASE
 CONTRACT     ------------------------------------------------------------------------------------------------
ANNIVERSARY      ASSUMED           PLAN D - LAST SURVIVOR       GUARANTEED INCOME       PLAN D - LAST SURVIVOR
AT EXERCISE   CONTRACT VALUE             NO REFUND*               BENEFIT BASE                NO REFUND*
--------------------------------------------------------------------------------------------------------------
    10           $176,000                 $631.84                   $176,000                   $631.84
    11            143,000                  524.81                    176,000                    645.92
    12            150,000                  562.50                    181,381                    680.18
    13            211,000                  810.24                    211,000                    810.24
    14            201,000                  791.94                    211,000                    831.34
    15            206,000                  832.24                    211,000                    852.44
--------------------------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
  94  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX J: EXAMPLE -- BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER



EXAMPLE OF THE BENEFIT PROTECTOR(R)

ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and



- You have selected the seven-year withdrawal charge schedule; and



- We add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.



  During the first contract year the contract value grows to
  $105,000. The death benefit under the MAV Death Benefit
  equals the contract value, less any purchase payment
  credits added to the contract in the last 12 months, or
  $104,000. You have not reached the first contract
  anniversary so the Benefit Protector(R) does not provide
  any additional benefit at this time
  On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
     MAV Death Benefit (contract value):                       $110,000
     plus the Benefit Protector(R) benefit which equals 40%
     of earnings at death (MAV Death Benefit minus payments
     not previously withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                  $110,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charges.
  We will withdraw $10,500 from your contract value free of
  charge (10% of your prior anniversary's contract value).
  The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your payment is in the third
  year of the withdrawal charge schedule, so we will
  withdraw $39,500 ($36,735 + $2,765 in withdrawal charges)
  from your contract value. Altogether, we will withdraw
  $50,000 and pay you $47,235. We calculate purchase
  payments not previously withdrawn as $100,000 - $45,000 =
  $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV Death Benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector(R) benefit (40% of earnings
     at death):
     0.40 X ($57,619 - $55,000) =                                +1,048
                                                               --------
  Total death benefit of:                                       $58,667
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old. The death
  benefit equals:
     MAV Death Benefit (contract value):                       $200,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)                                                       +55,000
                                                               --------
  Total death benefit of:                                      $255,000


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   95

  During the tenth contract year you make an additional
  purchase payment of $50,000 and we add a purchase payment
  credit of $500. Your new contract value is now $250,000.
  The new purchase payment is less than one year old and so
  it has no effect on the Benefit Protector(R) value. The
  death benefit equals:
     MAV Death Benefit (contract value less any purchase
     payment credits added in the last 12 months):             $249,500
     plus the Benefit Protector(R) benefit (40% of earnings
     at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)                                                       +55,000
                                                               --------
  Total death benefit of:                                      $304,500
  During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old and the value of the Benefit Protector(R)
  changes. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)
     0.40 X ($250,000 - $105,000) =                             +58,000
                                                               --------
  Total death benefit of:                                      $308,000


--------------------------------------------------------------------------------
  96  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX K: EXAMPLE -- BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER



EXAMPLE OF THE BENEFIT PROTECTOR(R) PLUS

ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You have selected the seven-year withdrawal charge schedule; and



- We add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.



  During the first contract year the contract value grows to
  $105,000. The death benefit equals MAV Death Benefit,
  which is the contract value, less any purchase payment
  credits added to the contract in the last 12 months, or
  $104,000. You have not reached the first contract
  anniversary so the Benefit Protector(R) Plus does not
  provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract
  anniversary so the Benefit Protector(R) Plus does not
  provide any additional benefit beyond what is provided by
  the Benefit Protector(R) at this time. The death benefit
  equals:
     MAV Death Benefit (contract value):                       $110,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death
     (MAV rider minus payments not previously withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                  $110,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death:
     0.40 X ($110,000 - $100,000) =                              +4,000
     plus 10% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.10 X
     $100,000 =                                                 +10,000
                                                               --------
  Total death benefit of:                                      $124,000
  During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of
  charge (10% of your prior anniversary's contract value).
  The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your payment is in the third
  year of the withdrawal charge schedule, so we will
  withdraw $39,500 ($36,735 + $2,765 in withdrawal charges)
  from your contract value. Altogether, we will withdraw
  $50,000 and pay you $47,235. We calculate purchase
  payments not previously withdrawn as $100,000 - $45,000 =
  $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV Death Benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death:
     0.40 X ($57,619 - $55,000) =                                +1,048
     plus 10% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.10 X
     $55,000 =                                                   +5,500
                                                               --------
  Total death benefit of:                                       $64,167
  On the third contract anniversary the contract value falls
  $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old. Because we are
  beyond the fourth contract anniversary the Benefit
  Protector(R) Plus also reaches its maximum of 20%. The
  death benefit equals:
     MAV Death Benefit (contract value):                       $200,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $266,000


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   97

  During the tenth contract year you make an additional
  purchase payment of $50,000 and we add a purchase payment
  credit of $500. Your new contract value is now $250,000.
  The new purchase payment is less than one year old and so
  it has no effect on the Benefit Protector(R) Plus value.
  The death benefit equals:
     MAV Death Benefit (contract value less any purchase
     payment credits added in the last 12 months):             $249,500
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $315,500
  During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old. The value of the Benefit Protector(R) Plus
  remains constant. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death
     (MAV rider minus payments not previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
     Total death benefit of:                                   $319,000


--------------------------------------------------------------------------------
  98  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX L: CONDENSED FINANCIAL INFORMATION



(Unaudited)



The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                 2007      2006     2005     2004     2003     2002     2001     2000     1999
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period      $1.37    $1.20    $1.11    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.50    $1.37    $1.20    $1.11       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --       --       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period      $1.29    $1.12    $1.08    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.34    $1.29    $1.12    $1.08       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                               7        7        4        4       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period      $1.85    $1.38    $1.20    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.93    $1.85    $1.38    $1.20       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                           2,657    2,757    2,505      620       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period      $1.06    $1.06    $1.06    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.15    $1.06    $1.06    $1.06       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                           6,168    6,843    5,789    1,416       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period      $1.03    $1.07    $1.07    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.23    $1.03    $1.07    $1.07       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                           2,228    3,255    1,738      450       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period      $1.33    $1.13    $1.09    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.24    $1.33    $1.13    $1.09       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                               2        2        2        2       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period      $1.09    $1.06    $1.03    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.23    $1.09    $1.06    $1.03       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                             874    1,176      864      204       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period      $1.53    $1.26    $1.14    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.57    $1.53    $1.26    $1.14       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --       --       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period      $1.07    $1.04    $1.03    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.11    $1.07    $1.04    $1.03       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,743    1,956    2,006      488       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 2 (04/30/2004)
(PREVIOUSLY EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2)
Accumulation unit value at beginning of period      $1.11    $1.07    $1.09    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.14    $1.11    $1.07    $1.09       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                           2,055    2,116    1,898      508       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period      $1.31    $1.18    $1.09    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.39    $1.31    $1.18    $1.09       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                             155      219       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period      $1.29    $1.18    $1.12    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.42    $1.29    $1.18    $1.12       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                             415      489      502       10       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   99

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2007     2006     2005     2004     2003     2002     2001     2000     1999
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period      $1.13    $1.06    $1.06    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.15    $1.13    $1.06    $1.06       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,108    1,253    1,319      315       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period      $1.60    $1.32    $1.15    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.81    $1.60    $1.32    $1.15       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                             657      741      652        5       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period      $1.12    $1.07    $1.05    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.24    $1.12    $1.07    $1.05       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,531    1,651    1,365      279       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period      $1.50    $1.25    $1.15    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.37    $1.50    $1.25    $1.15       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                              33       33       33       18       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period      $1.41    $1.28    $1.11    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.64    $1.41    $1.28    $1.11       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                           7,060    8,517    5,857    1,194       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period      $1.07    $1.04    $1.04    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.11    $1.07    $1.04    $1.04       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                           4,000    3,220    2,391      560       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period      $1.58    $1.42    $1.22    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.80    $1.58    $1.42    $1.22       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,141    1,202      715        1       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period      $1.51    $1.30    $1.10    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.75    $1.51    $1.30    $1.10       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                             822      962    1,107      628       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period      $1.32    $1.13    $1.13    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.36    $1.32    $1.13    $1.13       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                             349      365      374      300       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period      $1.24    $1.12    $1.16    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.36    $1.24    $1.12    $1.16       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                           2,787    2,962    2,190      575       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of period      $1.54    $1.34    $1.20    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.57    $1.54    $1.34    $1.20       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                           2,480    2,618    1,915      505       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period      $1.17    $1.10    $1.06    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.32    $1.17    $1.10    $1.06       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                           2,161    2,648    2,022      561       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period      $1.51    $1.30    $1.16    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.59    $1.51    $1.30    $1.16       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                              20       17       18       19       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period      $1.44    $1.27    $1.17    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.40    $1.44    $1.27    $1.17       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                              18       19       18       16       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period      $1.17    $1.16    $1.03    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.15    $1.17    $1.16    $1.03       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                              --       --       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  100  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2007     2006     2005     2004     2003     2002     2001     2000     1999
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period      $1.46    $1.26    $1.19    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.26    $1.46    $1.26    $1.19       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                              12      194       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period      $1.25    $1.09    $1.10    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.31    $1.25    $1.09    $1.10       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                               1        1       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period      $1.43    $1.21    $1.15    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.35    $1.43    $1.21    $1.15       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                           2,791    2,698    2,395      610       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (11/11/1999)
Accumulation unit value at beginning of period      $1.12    $1.08    $1.07    $1.07    $1.08    $1.08    $1.05    $1.01    $1.00
Accumulation unit value at end of period            $1.16    $1.12    $1.08    $1.07    $1.07    $1.08    $1.08    $1.05    $1.01
Number of accumulation units outstanding at end
  of period (000 omitted)                             334      460      205       64       72      161      284       --       --
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2007 were
  3.32% and 3.37%, respectively.
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (11/11/1999)
Accumulation unit value at beginning of period      $1.30    $1.26    $1.24    $1.20    $1.17    $1.12    $1.05    $1.01    $1.00
Accumulation unit value at end of period            $1.35    $1.30    $1.26    $1.24    $1.20    $1.17    $1.12    $1.05    $1.01
Number of accumulation units outstanding at end
  of period (000 omitted)                           2,204    1,771      120      127       31       32       24       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (11/11/1999)
Accumulation unit value at beginning of period      $1.75    $1.48    $1.32    $1.13    $0.81    $1.01    $1.00    $1.02    $1.00
Accumulation unit value at end of period            $1.87    $1.75    $1.48    $1.32    $1.13    $0.81    $1.01    $1.00    $1.02
Number of accumulation units outstanding at end
  of period (000 omitted)                           4,137    4,535    2,962       25       25       25       26       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (05/01/2006)
Accumulation unit value at beginning of period      $1.03    $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period            $1.10    $1.03       --       --       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,300    1,312       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period      $1.27    $1.15    $1.07    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.29    $1.27    $1.15    $1.07       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                             302       --       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/01/2004)
Accumulation unit value at beginning of period      $1.19    $1.11    $1.09    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.20    $1.19    $1.11    $1.09       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                             632      504       --   15,000       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (04/30/2004)
Accumulation unit value at beginning of period      $1.26    $1.11    $1.06    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.29    $1.26    $1.11    $1.06       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                           2,441    2,749    3,138    1,827       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (04/30/2004)
Accumulation unit value at beginning of period      $1.34    $1.14    $1.10    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.32    $1.34    $1.14    $1.10       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                               4        4        4       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period      $1.15    $1.17    $1.07    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.30    $1.15    $1.17    $1.07       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                             199      234      240      145       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (10/23/2000)
Accumulation unit value at beginning of period      $1.02    $0.89    $0.86    $0.79    $0.63    $0.82    $0.94    $1.00       --
Accumulation unit value at end of period            $1.06    $1.02    $0.89    $0.86    $0.79    $0.63    $0.82    $0.94       --
Number of accumulation units outstanding at end
  of period (000 omitted)                             235      343      380      355      418      377      162       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (04/30/2004)
Accumulation unit value at beginning of period      $1.03    $1.01    $1.00    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.07    $1.03    $1.01    $1.00       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                             537      573      342       24       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   101

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2007     2006     2005     2004     2003     2002     2001     2000     1999
---------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (10/23/2000)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period      $2.51    $1.90    $1.43    $1.17    $0.84    $0.90    $0.92    $1.00       --
Accumulation unit value at end of period            $3.43    $2.51    $1.90    $1.43    $1.17    $0.84    $0.90    $0.92       --
Number of accumulation units outstanding at end
  of period (000 omitted)                             981    1,358    1,275      363       18       27       11       --       --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period      $1.34    $1.17    $1.13    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.29    $1.34    $1.17    $1.13       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                           8,387    9,048    7,239    1,714       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period      $2.17    $1.59    $1.38    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.77    $2.17    $1.59    $1.38       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                             204      132      155       69       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (04/30/2004)
Accumulation unit value at beginning of period      $1.36    $1.27    $1.16    $1.00       --       --       --       --       --
Accumulation unit value at end of period            $1.42    $1.36    $1.27    $1.16       --       --       --       --       --
Number of accumulation units outstanding at end
  of period (000 omitted)                           1,858    1,824    1,445      363       --       --       --       --       --
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
---------------------------------------------------------------------------------------------------------------------------------



VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.35    $1.18    $1.10    $1.00
Accumulation unit value at end of period                       $1.46    $1.35    $1.18    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   73       19       19       12
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                 $1.27    $1.11    $1.08    $1.00
Accumulation unit value at end of period                       $1.30    $1.27    $1.11    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  168      170      126       90
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                 $1.81    $1.36    $1.19    $1.00
Accumulation unit value at end of period                       $1.87    $1.81    $1.36    $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                               17,556   13,071    8,418    3,162
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                 $1.04    $1.05    $1.05    $1.00
Accumulation unit value at end of period                       $1.12    $1.04    $1.05    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                               23,067   24,580   21,086    7,249
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period                 $1.01    $1.06    $1.06    $1.00
Accumulation unit value at end of period                       $1.19    $1.01    $1.06    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                6,538   19,124    6,266    2,495
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                 $1.30    $1.12    $1.09    $1.00
Accumulation unit value at end of period                       $1.21    $1.30    $1.12    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   24       29       15       26
-----------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.07    $1.04    $1.03    $1.00
Accumulation unit value at end of period                       $1.20    $1.07    $1.04    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                3,110    6,310    2,901    1,117
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.50    $1.25    $1.14    $1.00
Accumulation unit value at end of period                       $1.53    $1.50    $1.25    $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   24       24       26        7
-----------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.05    $1.03    $1.03    $1.00
Accumulation unit value at end of period                       $1.08    $1.05    $1.03    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                7,018    7,281    6,140    1,507
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  102  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 2 (04/30/2004)
(PREVIOUSLY EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2)
Accumulation unit value at beginning of period                 $1.09    $1.05    $1.08    $1.00
Accumulation unit value at end of period                       $1.11    $1.09    $1.05    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                7,541    7,283    5,441    1,507
-----------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.28    $1.16    $1.09    $1.00
Accumulation unit value at end of period                       $1.36    $1.28    $1.16    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  631      791       94       57
-----------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.27    $1.17    $1.12    $1.00
Accumulation unit value at end of period                       $1.38    $1.27    $1.17    $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,535    1,676    1,358       27
-----------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.11    $1.04    $1.05    $1.00
Accumulation unit value at end of period                       $1.12    $1.11    $1.04    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                4,131    4,322    3,658      885
-----------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.57    $1.30    $1.14    $1.00
Accumulation unit value at end of period                       $1.76    $1.57    $1.30    $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                2,309    2,433    1,444       79
-----------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.10    $1.06    $1.04    $1.00
Accumulation unit value at end of period                       $1.21    $1.10    $1.06    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                5,394    5,524    3,401    1,048
-----------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.47    $1.24    $1.14    $1.00
Accumulation unit value at end of period                       $1.33    $1.47    $1.24    $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  400      401      390      173
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.38    $1.27    $1.11    $1.00
Accumulation unit value at end of period                       $1.59    $1.38    $1.27    $1.11
Number of accumulation units outstanding at end of period
  (000 omitted)                                               42,111   45,962   19,309    6,485
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.05    $1.03    $1.03    $1.00
Accumulation unit value at end of period                       $1.08    $1.05    $1.03    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                               30,874   10,450    8,474    3,024
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.55    $1.40    $1.21    $1.00
Accumulation unit value at end of period                       $1.75    $1.55    $1.40    $1.21
Number of accumulation units outstanding at end of period
  (000 omitted)                                                9,998    6,670    2,154      194
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.48    $1.28    $1.10    $1.00
Accumulation unit value at end of period                       $1.70    $1.48    $1.28    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                4,606    5,282    5,025    3,210
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.30    $1.12    $1.12    $1.00
Accumulation unit value at end of period                       $1.32    $1.30    $1.12    $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,849    1,382    1,066      516
-----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.22    $1.10    $1.16    $1.00
Accumulation unit value at end of period                       $1.33    $1.22    $1.10    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                               26,747   18,800    7,744    2,656
-----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.51    $1.32    $1.19    $1.00
Accumulation unit value at end of period                       $1.53    $1.51    $1.32    $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                               17,019   14,517    6,833    2,746
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   103

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.15    $1.09    $1.06    $1.00
Accumulation unit value at end of period                       $1.29    $1.15    $1.09    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                8,700   10,182    8,509    3,218
-----------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.48    $1.29    $1.15    $1.00
Accumulation unit value at end of period                       $1.54    $1.48    $1.29    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  231      209      177       72
-----------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.41    $1.25    $1.16    $1.00
Accumulation unit value at end of period                       $1.36    $1.41    $1.25    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   71       75       59       31
-----------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.15    $1.14    $1.03    $1.00
Accumulation unit value at end of period                       $1.12    $1.15    $1.14    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  144      142      109       57
-----------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.43    $1.24    $1.18    $1.00
Accumulation unit value at end of period                       $1.22    $1.43    $1.24    $1.18
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  192    4,666       76       17
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                 $1.23    $1.08    $1.10    $1.00
Accumulation unit value at end of period                       $1.28    $1.23    $1.08    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                 $1.41    $1.19    $1.15    $1.00
Accumulation unit value at end of period                       $1.31    $1.41    $1.19    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                               12,674   11,121   10,647    4,456
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (04/30/2004)
Accumulation unit value at beginning of period                 $1.03    $1.00    $0.99    $1.00
Accumulation unit value at end of period                       $1.05    $1.03    $1.00    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                3,584    1,771      839      136
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash
  Management Fund at Dec. 31, 2007 were 2.58% and 2.61%, respectively.
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.06    $1.03    $1.03    $1.00
Accumulation unit value at end of period                       $1.09    $1.06    $1.03    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                               49,906   27,709      237      220
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.51    $1.29    $1.15    $1.00
Accumulation unit value at end of period                       $1.60    $1.51    $1.29    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                               31,206   25,297    8,506       34
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND
  (05/01/2006)
Accumulation unit value at beginning of period                 $1.02    $1.00       --       --
Accumulation unit value at end of period                       $1.08    $1.02       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               24,803   19,914       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.24    $1.14    $1.07    $1.00
Accumulation unit value at end of period                       $1.26    $1.24    $1.14    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                2,883       38       38       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/01/2004)
Accumulation unit value at beginning of period                 $1.18    $1.11    $1.09    $1.00
Accumulation unit value at end of period                       $1.18    $1.18    $1.11    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                               14,534    6,780        8        8
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.24    $1.09    $1.05    $1.00
Accumulation unit value at end of period                       $1.25    $1.24    $1.09    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                               10,759   11,734   14,054    9,019
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  104  EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.32    $1.13    $1.10    $1.00
Accumulation unit value at end of period                       $1.29    $1.32    $1.13    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   23       23       24       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.13    $1.15    $1.07    $1.00
Accumulation unit value at end of period                       $1.26    $1.13    $1.15    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  906    1,023    1,088      697
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.25    $1.11    $1.08    $1.00
Accumulation unit value at end of period                       $1.29    $1.25    $1.11    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  147      142      132       48
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.01    $0.99    $1.00    $1.00
Accumulation unit value at end of period                       $1.05    $1.01    $0.99    $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                5,294    3,802    1,781      218
-----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                 $2.01    $1.53    $1.17    $1.00
Accumulation unit value at end of period                       $2.73    $2.01    $1.53    $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                7,826    7,742    4,979    2,159
-----------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.31    $1.15    $1.13    $1.00
Accumulation unit value at end of period                       $1.26    $1.31    $1.15    $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                               39,815   41,096   23,606    8,260
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $2.12    $1.57    $1.37    $1.00
Accumulation unit value at end of period                       $1.72    $2.12    $1.57    $1.37
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  728      573      619      292
-----------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (04/30/2004)
Accumulation unit value at beginning of period                 $1.33    $1.26    $1.15    $1.00
Accumulation unit value at end of period                       $1.38    $1.33    $1.26    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                               11,339    6,970    5,234    2,030
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   105

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p.  6
Financial Statements


--------------------------------------------------------------------------------
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

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             EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS   111

(RIVERSOURCE INSURANCE LOGO)


RiverSource Life Insurance Company

829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


                  RiverSource Distributors, Inc. Member FINRA.

Insurance and annuity products are issued by RiverSource Life Insurance Company.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


45308 H (5/08)

PROSPECTUS


MAY 1, 2008


RIVERSOURCE(R)

INNOVATIONS VARIABLE ANNUITY
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

             829 Ameriprise Financial Center
             Minneapolis, MN 55474
             Telephone: (800) 333-3437

             (Corporate Office)

             RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW RIVERSOURCE(R) INNOVATIONS VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares

AllianceBernstein Variable Products Series Fund, Inc. (Class B)

Fidelity(R) Variable Insurance Products Service Class 2

Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2

MFS(R) Variable Insurance Trust(SM) - Service Class

Oppenheimer Variable Account Funds - Service Shares

Putnam Variable Trust - Class IB Shares


RiverSource Variable Series Trust (RVST) formerly known as RiverSource(R) Variable Portfolio Funds


Please read the prospectuses carefully and keep them for future reference.

This contract provides for purchase payment credits to eligible contract owners, which we may reverse under certain circumstances. (See "Buying Your
Contract -- Purchase Payment Credits.")(1) Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

--------------------------------------------------------------------------------
                      RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   1

TABLE OF CONTENTS


KEY TERMS........................................   3
THE CONTRACT IN BRIEF............................   5
EXPENSE SUMMARY..................................   7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)......  12
FINANCIAL STATEMENTS.............................  12
THE VARIABLE ACCOUNT AND THE FUNDS...............  12
GUARANTEE PERIOD ACCOUNTS (GPAS).................  19
THE ONE-YEAR FIXED ACCOUNT.......................  21
BUYING YOUR CONTRACT.............................  22
CHARGES..........................................  25
VALUING YOUR INVESTMENT..........................  30
MAKING THE MOST OF YOUR CONTRACT.................  31
WITHDRAWALS......................................  37
TSA -- SPECIAL PROVISIONS........................  37
CHANGING OWNERSHIP...............................  38
BENEFITS IN CASE OF DEATH........................  38
OPTIONAL BENEFITS................................  42
THE ANNUITY PAYOUT PERIOD........................  54
TAXES............................................  56
VOTING RIGHTS....................................  58
SUBSTITUTION OF INVESTMENTS......................  59
ABOUT THE SERVICE PROVIDERS......................  59
ADDITIONAL INFORMATION...........................  60
APPENDIX A: PERFORMANCE CREDIT RIDER
  ADJUSTED PARTIAL WITHDRAWAL....................  62
APPENDIX B: CONDENSED FINANCIAL
  INFORMATION (UNAUDITED)........................  64
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION............  70





--------------------------------------------------------------------------------
  2  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may make allocations of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and any purchase payment credits or transfer contract value to a GPA. Withdrawals and transfers from the GPAs done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code


- SIMPLE IRAs under Section 408(p) of the Code


- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.


--------------------------------------------------------------------------------
                      RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   3

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------
  4  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: This contract allows you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account, and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds")



- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")



- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See "The One-Year Fixed Account")



BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. (See "Buying Your Contract")



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts")



WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")



OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (See "Optional Benefits")



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See "Benefits in Case of Death")


--------------------------------------------------------------------------------
                      RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   5

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See "The Annuity Payout Period")



TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes")


--------------------------------------------------------------------------------
  6  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                    SEVEN-YEAR SCHEDULE                       FIVE-YEAR SCHEDULE
           YEARS FROM PURCHASE  WITHDRAWAL CHARGE   YEARS FROM PURCHASE  WITHDRAWAL CHARGE
             PAYMENT RECEIPT       PERCENTAGE         PAYMENT RECEIPT       PERCENTAGE
                    1                   8%                   1                   8%
                    2                   8                    2                   7
                    3                   7                    3                   6
                    4                   7                    4                   4
                    5                   6                    5                   2
                    6                   5               Thereafter               0
                    7                   3
                  Thereafter            0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Plans.")

                                                                 ASSUMED INVESTMENT RATE
SEVEN-YEAR SCHEDULE                                                   3.50%             5.00%
 Qualified discount rate                                              4.86%             6.36%
 Nonqualified discount rate                                           5.11%             6.61%

                                                                 ASSUMED INVESTMENT RATE
FIVE-YEAR SCHEDULE                                                    3.50%             5.00%
 Qualified discount rate                                              5.16%             6.66%
 Nonqualified discount rate                                           5.41%             6.91%

--------------------------------------------------------------------------------
                      RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   7

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.

                                                         MORTALITY AND               VARIABLE ACCOUNT             TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                  EXPENSE RISK FEE            ADMINISTRATIVE CHARGE          ACCOUNT EXPENSE
QUALIFIED ANNUITIES
 ROP death benefit                                           0.85%                         0.15%                       1.00%
 MAV death benefit(1),(2)                                    1.05                          0.15                        1.20
 EDB(1)                                                      1.15                          0.15                        1.30
NONQUALIFIED ANNUITIES
 ROP death benefit                                           1.10                          0.15                        1.25
 MAV death benefit(1),(2)                                    1.30                          0.15                        1.45
 EDB(1)                                                      1.40                          0.15                        1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES
 ROP death benefit                                           1.15                          0.15                        1.30
 MAV death benefit(1),(2)                                    1.35                          0.15                        1.50
 EDB(1)                                                      1.45                          0.15                        1.60
NONQUALIFIED ANNUITIES
 ROP Payment death benefit                                   1.40                          0.15                        1.55
 MAV death benefit(1),(2)                                    1.60                          0.15                        1.75
 EDB(1)                                                      1.70                          0.15                        1.85


(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector(R) or Benefit Protector(R) Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                         $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

 GMIB - MAV                                                    0.55%(1),(2)
 GMIB - 6% RISING FLOOR                                        0.75%(1),(2)

(As a percentage of the adjusted contract value charged annually on the contract anniversary.)

 PCR FEE                                                       0.15%(1)

(As a percentage of the contract value charged annually on the contract anniversary.)

 BENEFIT PROTECTOR(R) FEE                                      0.25%(1)

(As a percentage of the contract value charged annually on the contract anniversary.)

 BENEFIT PROTECTOR(R) PLUS FEE                                 0.40%(1)

(As a percentage of the contract value charged annually on the contract anniversary.)

(1)  This fee applies only if you elect this optional feature.

(2) For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB - MAV -- 0.30% and GMIB -- 6% Rising
     Floor -- 0.45%.


--------------------------------------------------------------------------------
  8  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                            MINIMUM                       MAXIMUM
 Total expenses before fee waivers and/or expense
 reimbursements                                              0.52%                         1.31%


(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                                     ACQUIRED FUND    GROSS TOTAL
                                                             MANAGEMENT      12B-1        OTHER        FEES AND         ANNUAL
                                                                FEES          FEES       EXPENSES     EXPENSES**       EXPENSES
 AIM V.I. Basic Value Fund, Series II Shares                    0.67%         0.25%        0.29%           --%           1.21%
 AIM V.I. Capital Development Fund, Series II Shares            0.75          0.25         0.31            --            1.31(1)
 AIM V.I. Core Equity Fund, Series II Shares                    0.60          0.25         0.28          0.02            1.15(1)
 AllianceBernstein VPS Balanced Shares Portfolio (Class B)      0.55          0.25         0.18            --            0.98
 AllianceBernstein VPS Global Technology Portfolio (Class       0.75          0.25         0.17            --            1.17
 B)
 AllianceBernstein VPS Growth and Income Portfolio (Class       0.55          0.25         0.04            --            0.84
 B)
 AllianceBernstein VPS Large Cap Growth Portfolio (Class B)     0.75          0.25         0.07            --            1.07
 Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2        0.56          0.25         0.09            --            0.90
 Fidelity(R) VIP Growth Portfolio Service Class 2               0.56          0.25         0.09            --            0.90
 Fidelity(R) VIP Mid Cap Portfolio Service Class 2              0.56          0.25         0.10            --            0.91
 Fidelity(R) VIP Overseas Portfolio Service Class 2             0.71          0.25         0.14            --            1.10
 FTVIPT Franklin Global Real Estate Securities Fund - Class     0.75          0.25         0.31            --            1.31(2)
 2
 FTVIPT Franklin Small Cap Value Securities Fund - Class 2      0.51          0.25         0.15          0.02            0.93(3)
 FTVIPT Franklin Small-Mid Cap Growth Securities                0.47          0.25         0.28          0.01            1.01(3)
 Fund - Class 2
 FTVIPT Mutual Shares Securities Fund - Class 2                 0.59          0.25         0.13            --            0.97
 FTVIPT Templeton Foreign Securities Fund - Class 2             0.63          0.25         0.14          0.02            1.04(3)
 MFS(R) Investors Growth Stock Series - Service Class           0.75          0.25         0.11            --            1.11
 MFS(R) New Discovery Series - Service Class                    0.90          0.25         0.11            --            1.26
 MFS(R) Total Return Series - Service Class                     0.75          0.25         0.08            --            1.08(4)
 MFS(R) Utilities Series - Service Class                        0.75          0.25         0.10            --            1.10(4)
 Oppenheimer Capital Appreciation Fund/VA, Service Shares       0.64          0.25         0.02            --            0.91
 Oppenheimer Global Securities Fund/VA, Service Shares          0.62          0.25         0.02            --            0.89
 Oppenheimer High Income Fund/VA, Service Shares                0.73          0.25         0.03          0.01            1.02(5)
 Oppenheimer Main Street Small Cap Fund/VA, Service Shares      0.70          0.25         0.02            --            0.97
 Oppenheimer Strategic Bond Fund/VA, Service Shares             0.57          0.25         0.02          0.02            0.86(6)
 Putnam VT Growth and Income Fund - Class IB Shares             0.50          0.25         0.05            --            0.80
 Putnam VT International Equity Fund - Class IB Shares          0.73          0.25         0.11          0.01            1.10
 Putnam VT Research Fund - Class IB Shares                      0.65          0.25         0.14            --            1.04
 Putnam VT Vista Fund - Class IB Shares                         0.65          0.25         0.11            --            1.01


--------------------------------------------------------------------------------
                      RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   9

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                                     ACQUIRED FUND    GROSS TOTAL
                                                             MANAGEMENT      12B-1        OTHER        FEES AND         ANNUAL
                                                                FEES          FEES       EXPENSES     EXPENSES**       EXPENSES
 RVST RiverSource(R) Partners Variable Portfolio - Small        0.97%         0.13%        0.18%           --%           1.28%(7)
 Cap Value Fund
 (previously RiverSource(R) Variable Portfolio - Small Cap
 Value Fund)
 RVST RiverSource(R) Variable Portfolio - Cash Management       0.33          0.13         0.14            --            0.60
 Fund
 RVST RiverSource(R) Variable Portfolio - Diversified Bond      0.45          0.13         0.16            --            0.74
 Fund
 RVST RiverSource(R) Variable Portfolio - Diversified           0.59          0.13         0.14            --            0.86
 Equity Income Fund
 RVST RiverSource(R) Variable Portfolio - Growth Fund           0.60          0.13         0.16            --            0.89
 RVST RiverSource(R) Variable Portfolio - Large Cap Equity      0.58          0.13         0.15            --            0.86
 Fund
 RVST RiverSource(R) Variable Portfolio - S&P 500 Index         0.22          0.13         0.17            --            0.52(7)
 Fund
 RVST RiverSource(R) Variable Portfolio - Short Duration        0.48          0.13         0.18            --            0.79
 U.S. Government Fund



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 1.30% for AIM V.I. Capital Development Fund, Series II Shares and 1.14% for AIM V.I. Core Equity Fund, Series II Shares.


(2) The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. After fee waivers net expenses would be 0.89% for FTVIPT Franklin Global Real Estate Securities Fund - Class 2.


(3) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.91% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2, 1.00% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2 and 1.02% for FTVIPT Templeton Foreign Securities Fund - Class 2.


(4) MFS has agreed in writing to reduce its management fee to 0.65% for MFS Total Return Series annually on average daily net assets in excess of $3 billion and 0.70% for MFS Utilities Series annually on average daily net assets in excess of $1 billion. After fee reductions net expenses would be 1.05% for MFS Total Return Series - Service Class and 1.07% for MFS Utilities Series - Service Class. This written agreement will remain in effect until modified by the Fund's Board of Trustees.


(5) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund. After fee waivers and expense reimbursements, the net expenses would be 1.01% for Oppenheimer High Income Fund/VA, Service Shares.


(6) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2007, the transfer agent fees did not exceed this expense limitation. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund and OFI Master Loan Fund LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82% for Oppenheimer Strategic Bond Fund/VA, Service Shares.


(7) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 1.20% for RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value Fund and 0.51% for RVST RiverSource(R) Variable Portfolio - S&P 500 Index Fund.


--------------------------------------------------------------------------------
  10  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector(R) Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY             1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule                        $1,202      $1,919      $2,651      $4,205           $402       $1,219      $2,051      $4,205
 Five-year withdrawal charge
 schedule                         1,233       1,908       2,394       4,463            433        1,308       2,194       4,463



QUALIFIED ANNUITY                        1 YEAR    3 YEARS    5 YEARS    10 YEARS        1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge schedule   $1,177    $1,844     $2,530      $3,983          $377     $1,144     $1,930      $3,983
 Five-year withdrawal charge schedule    1,207      1,834      2,275       4,248           407      1,234      2,075       4,248



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY             1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule                         $ 983      $1,266      $1,575      $2,114           $183        $566       $  975      $2,114
 Five-year withdrawal charge
 schedule                         1,014       1,260       1,332       2,435            214         660        1,132       2,435



QUALIFIED ANNUITY                        1 YEAR    3 YEARS    5 YEARS    10 YEARS        1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge schedule    $957     $1,188     $1,442      $1,840          $157      $488      $  842      $1,840
 Five-year withdrawal charge schedule      988      1,182      1,201       2,168           188       582       1,001       2,168



(1) In these examples, the $40 contract administrative charge is approximated as a .015% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   11

CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix B.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example,

--------------------------------------------------------------------------------
  12 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds, and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).


  - Subaccounting, transaction processing, recordkeeping and administration.

--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   13

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.



--------------------------------------------------------------------------------
  14  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:


INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
AIM V.I. Basic Value Fund,    Long-term growth of capital. Invests at least     Invesco Aim Advisors, Inc. adviser,
Series II Shares              65% of its total assets in equity securities of   advisory entities affiliated with
                              U.S. issuers that have market capitalizations of  Invesco Aim Advisors, Inc., greater than $500 million and are believed to be  subadvisers.
                              undervalued in relation to long-term earning
                              power or other factors. The fund may invest up
                              to 25% of its total assets in foreign
                              securities.
AIM V.I. Capital Development  Long-term growth of capital. Invests primarily    Invesco Aim Advisors, Inc. adviser,
Fund, Series II Shares        in securities (including common stocks,           advisory entities affiliated with
                              convertible securities and bonds) of small- and   Invesco Aim Advisors, Inc.,
                              medium-sized companies. The Fund may invest up    subadvisers.
                              to 25% of its total assets in foreign
                              securities.
AIM V.I. Core Equity Fund,    Growth of capital. Invests normally at least 80%  Invesco Aim Advisors, Inc.
Series II Shares              of its net assets, plus the amount of any
                              borrowings for investment purposes, in equity
                              securities, including convertible securities of
                              established companies that have long-term
                              above-average growth in earnings and dividends
                              and growth companies that are believed to have
                              the potential for above-average growth in
                              earnings and dividends. The Fund may invest up
                              to 25% of its total assets in foreign
                              securities.
AllianceBernstein VPS         Total return consistent with reasonable risk,     AllianceBernstein L.P.
Balanced Shares Portfolio     through a combination of income and longer-term
(Class B)                     growth of capital. Invests primarily in U.S.
                              government and agency obligations, bonds,
                              fixed-income and equity securities of non-U.S.
                              issuers (including short- and long-term debt
                              securities and preferred stocks to the extent
                              the Advisor deems best adapted to the current
                              economic and market out look), and common
                              stocks.
AllianceBernstein VPS Global  Long-term growth of capital. The Fund invests at  AllianceBernstein L.P.
Technology Portfolio (Class   least 80% of its net assets in securities of
B)                            companies that use technology extensively in the
                              development of new or improved products or
                              processes. Invests in a global portfolio of
                              securities of U.S. and foreign companies
                              selected for their growth potential.
AllianceBernstein VPS Growth  Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
and Income Portfolio (Class   in the equity securities of domestic companies
B)                            that the Advisor deems to be undervalued.
AllianceBernstein VPS Large   Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
Cap Growth Portfolio (Class   in equity securities of U.S. companies. Unlike
B)                            most equity funds, the Portfolio focuses on a
                              relatively small number of intensively
                              researched companies.
Fidelity(R) VIP               Long-term capital appreciation. Normally invests  Fidelity Management & Research Company
Contrafund(R) Portfolio       primarily in common stocks. Invests in            (FMR), investment manager; FMR U.K. and
Service Class 2               securities of companies whose value it believes   FMR Far East, sub- advisers.
                              is not fully recognized by the public. Invests
                              in either "growth" stocks or "value" stocks or
                              both. The fund invests in domestic and foreign
                              issuers.


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   15

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Fidelity(R) VIP Growth        Achieve capital appreciation. Normally invests    Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks. Invests in companies  (FMR), investment manager; FMR U.K.,
                              that it believes have above-average growth        FMR Far East, sub- advisers.
                              potential (stocks of these companies are often
                              called "growth" stocks). The Fund invests in
                              domestic and foreign issuers.
Fidelity(R) VIP Mid Cap       Long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks. Normally invests at   (FMR), investment manager; FMR U.K.,
                              least 80% of assets in securities of companies    FMR Far East, sub- advisers.
                              with medium market capitalizations. May invest
                              in companies with smaller or larger market
                              capitalizations. Invests in domestic and foreign
                              issuers. The Fund invests in either "growth" or
                              "value" common stocks or both.
Fidelity(R) VIP Overseas      Long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks of foreign             (FMR), investment manager; FMR U.K.,
                              securities. Normally invests at least 80% of      FMR Far East, Fidelity International
                              assets in non-U.S. securities.                    Investment Advisors (FIIA) and FIIA
                                                                                U.K., sub-advisers.
FTVIPT Franklin Global Real   High total return. The Fund normally invests at   Franklin Templeton Institutional, LLC
Estate Securities             least 80% of its net assets in investments of
Fund - Class 2                companies located anywhere in the world that
                              operate in the real estate sector and normally
                              invests predominantly in equity securities.
FTVIPT Franklin Small Cap     Long-term total return. The Fund normally         Franklin Advisory Services, LLC
Value Securities              invests at least 80% of its net assets in
Fund - Class 2                investments of small capitalization companies,
                              and normally invests predominantly in equity
                              securities. The Fund invests mainly in equity
                              securities of companies that the manager
                              believes are undervalued.
FTVIPT Franklin Small-Mid     Long-term capital growth. The Fund normally       Franklin Advisers, Inc.
Cap Growth Securities         invests at least 80% of its net assets in
Fund - Class 2                investments of small capitalization and mid
                              capitalization companies and normally invests
                              predominantly in equity securities.
FTVIPT Mutual Shares          Capital appreciation, with income as a secondary  Franklin Mutual Advisers, LLC
Securities Fund - Class 2     goal. The Fund normally invests primarily in
                              equity securities of companies that the manager
                              believes are undervalued. The Fund also invests,
                              to a lesser extent in risk arbitrage securities
                              and distressed companies.
FTVIPT Templeton Foreign      Long-term capital growth. The Fund normally       Templeton Investment Counsel, LLC
Securities Fund - Class 2     invests at least 80% of its net assets in
                              investments of issuers located outside the U.S.,
                              including those in emerging markets, and
                              normally invests predominantly in equity
                              securities.
MFS(R) Investors Growth       Capital appreciation. Normally invests at least   MFS Investment Management(R)
Stock Series - Service Class  80% of the fund's net assets in equity securities of companies MFS believes to have
                              above average earnings growth potential compared
                              to other companies (growth companies). Growth
                              companies tend to have stock prices that are
                              high relative to their earnings, dividends, book
                              value, or other financial measures. The Fund
                              generally focuses on companies with large
                              capitalizations.


--------------------------------------------------------------------------------
  16  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
MFS(R) New Discovery          Capital appreciation. Invests in stocks of        MFS Investment Management(R)
Series - Service Class        companies MFS believes to have above average
                              earnings growth potential compared to other
                              companies (growth companies). Growth companies
                              tend to have stock prices that are high relative
                              to their earnings, dividends, book value, or
                              other financial measures. The Fund generally
                              focuses on companies with small capitalizations.
MFS(R) Total Return           Total return. Invests primarily in equity and     MFS Investment Management(R)
Series - Service Class        fixed income securities. MFS invests between 40%
                              and 75% of the fund's net assets in equity
                              securities and at least 25% of the fund's total
                              assets in fixed-income senior securities.
MFS(R) Utilities              Total return. Normally invests at least 80% of    MFS Investment Management(R)
Series - Service Class        the fund's net assets in securities of issuers
                              in the utilities industry. The Fund's assets may
                              be invested in companies of any size.
Oppenheimer Capital           Capital appreciation by investing in securities   OppenheimerFunds, Inc.
Appreciation Fund/VA,         of well- known, established companies.
Service Shares
Oppenheimer Global            Long-term capital appreciation. Invests mainly    OppenheimerFunds, Inc.
Securities Fund/VA, Service   in common stocks of U.S. and foreign issuers
Shares                        that are "growth-type" companies, cyclical
                              industries and special situations that are
                              considered to have appreciation possibilities.
Oppenheimer High Income       High level of current income. Invests in          OppenheimerFunds, Inc.
Fund/VA, Service Shares       high-yield fixed- income securities.
Oppenheimer Main Street       Capital appreciation. Invests mainly in common    OppenheimerFunds, Inc.
Small Cap Fund/VA, Service    stocks of small-capitalization U.S. companies
Shares                        that the fund's investment manager believes have
                              favorable business trends or prospects.
Oppenheimer Strategic Bond    High level of current income principally derived  OppenheimerFunds, Inc.
Fund/VA, Service Shares       from interest on debt securities. Invests mainly
                              in three market sectors: debt securities of
                              foreign governments and companies, U.S.
                              government securities and lower-rated high yield
                              securities of U.S. and foreign companies.
Putnam VT Growth and Income   Capital growth and current income. The fund       Putnam Investment Management, LLC
Fund - Class IB Shares        pursues its goal by investing mainly in common
                              stocks of U.S. companies, with a focus on value
                              stocks that offer the potential for capital
                              growth, current income or both.
Putnam VT International       Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Equity Fund - Class IB        by investing mainly in common stocks of
Shares                        companies outside the United States that Putnam
                              Management believes have favorable investment
                              potential. Under normal circumstances, the fund
                              invests at least 80% of its net assets in equity
                              investments.


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   17

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Putnam VT Research            Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Fund - Class IB Shares        by investing mainly in common stocks of U.S.
                              companies that Putnam Management thinks have the
                              greatest potential for capital appreciation with
                              stock prices that reflect a value lower than
                              that which Putnam Management places on the
                              company, or whose earnings Putnam Management
                              believes are likely to grow over time.
Putnam VT Vista Fund - Class  Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
IB Shares                     by investing mainly in common stocks of U.S.
                              companies, with a focus on growth stocks.
RVST RiverSource Partners     Long-term capital appreciation. Under normal      RiverSource Investments, LLC, adviser;
Variable Portfolio - Small    market conditions, at least 80% of the Fund's     River Road Asset Management, LLC,
Cap Value Fund                net assets will be invested in small cap          Donald Smith & Co., Inc., Franklin
(previously RiverSource       companies with market capitalization, at the      Portfolio Associates LLC, Barrow,
Variable Portfolio - Small    time of investment, of up to $2.5 billion or      Hanley, Mewhinney & Strauss, Inc. and
Cap Value Fund)               that fall within the range of the Russell         Denver Investment Advisors LLC,
                              2000(R) Value Index. The Fund may invest up to    subadvisers.
                              25% of its net assets in foreign investments.
RVST RiverSource Variable     Maximum current income consistent with liquidity  RiverSource Investments, LLC
Portfolio - Cash Management   and stability of principal. Invests primarily in
Fund                          money market instruments, such as marketable
                              debt obligations issued by corporations or the
                              U.S. government or its agencies, bank
                              certificates of deposit, bankers' acceptances,
                              letters of credit, and commercial paper,
                              including asset-backed commercial paper.
RVST RiverSource Variable     High level of current income while attempting to  RiverSource Investments, LLC
Portfolio - Diversified Bond  conserve the value of the investment for the
Fund                          longest period of time. Under normal market
                              conditions, the Fund invests at least 80% of its
                              net assets in bonds and other debt securities.
                              At least 50% of the Fund's net assets will be
                              invested in securities like those included in
                              the Lehman Brothers Aggregate Bond Index
                              (Index), which are investment grade and
                              denominated in U.S. dollars. The Index includes
                              securities issued by the U.S. government,
                              corporate bonds, and mortgage- and asset-backed
                              securities. Although the Fund emphasizes high-
                              and medium-quality debt securities, it will
                              assume some credit risk to achieve higher yield
                              and/or capital appreciation by buying
                              lower-quality (junk) bonds. The Fund may invest
                              up to 25% of its net assets in foreign
                              investments, which may include instruments in
                              emerging markets.
RVST RiverSource Variable     High level of current income and, as a secondary  RiverSource Investments, LLC
Portfolio - Diversified       goal, steady growth of capital. Under normal
Equity Income Fund            market conditions, the Fund invests at least 80%
                              of its net assets in dividend- paying common and
                              preferred stocks. The Fund may invest up to 25%
                              of its net assets in foreign investments.
RVST RiverSource Variable     Long-term capital growth. Invests primarily in    RiverSource Investments, LLC
Portfolio - Growth Fund       common stocks and securities convertible into
                              common stocks that appear to offer growth
                              opportunities. These growth opportunities could
                              result from new management, market developments,
                              or technological superiority. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.


--------------------------------------------------------------------------------
  18  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Variable     Capital appreciation. Under normal market         RiverSource Investments, LLC
Portfolio - Large Cap Equity  conditions, the Fund invests at least 80% of its
Fund                          net assets in equity securities of companies
                              with market capitalization greater than $5
                              billion at the time of purchase. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.
RVST RiverSource Variable     Long-term capital appreciation. The Fund seeks    RiverSource Investments, LLC
Portfolio - S&P 500 Index     to provide investment results that correspond to
Fund                          the total return (the combination of
                              appreciation and income) of large-capitalization
                              stocks of U.S. companies. The Fund invests in
                              common stocks included in the Standard & Poor's
                              500 Composite Stock Price Index (S&P 500). The
                              S&P 500 is made up primarily of
                              large-capitalization companies that represent a
                              broad spectrum of the U.S. economy.
RVST RiverSource Variable     High level of current income and safety of        RiverSource Investments, LLC
Portfolio - Short Duration    principal consistent with investment in U.S.
U.S. Government Fund          government and government agency securities.
                              Under normal market conditions, at least 80% of
                              the Fund's net assets are invested in securities
                              issued or guaranteed as to principal and
                              interest by the U.S. government, its agencies or
                              instrumentalities.


GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.


You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not offered after annuity payouts begin.



Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.



The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("future rates"). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.



You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the one-year fixed account.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.
--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   19

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply a MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:

            IF YOUR GPA RATE IS:               THE MVA IS:
 Less than the new GPA rate + 0.10%             Negative
 Equal to the new GPA rate + 0.10%              Zero
 Greater than the new GPA rate + 0.10%          Positive

GENERAL EXAMPLES

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is

--------------------------------------------------------------------------------
  20 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                       1 + I
      EARLY WITHDRAWAL AMOUNT X [(  ------------ )(N/12)  - 1] = MVA
                                    1 + J + .001

      Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

             j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

             n = number of months remaining in the current Guarantee Period
               (rounded up).

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = -$39.84
                      1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = $27.61
                      1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, assuming you elected the 7-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's

--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   21
revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

BUYING YOUR CONTRACT

New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

- GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

- how you want to make purchase payments;

- the optional MAV death benefit(2);

- the optional EDB(2);

- the optional GMIB - MAV rider(3);

- the optional GMIB - 6% Rising Floor rider(3);

- the optional PCR(3);

- the optional Benefit Protector(R) Death Benefit(4);

- the optional Benefit Protector(R) Plus Death Benefit(4);

- the length of the withdrawal charge schedule (5 or 7 years)(5); and

- a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.
(2) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector(R) or Benefit Protector(R) Plus. May not be available in all states.
(3) If you select the PCR, you cannot add a GMIB rider. The GMIB is available if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit. May not be available in all states.
(4) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.
(5) The five-year withdrawal charge schedule may not be available in all states.

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.

The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:

FOR CONTRACTS WITH APPLICATIONS
SIGNED PRIOR TO
JUNE 16, 2003:                      No restrictions on the amount of purchase
                                    payments allocated to the GPAs or the
                                    one-year fixed account (if available).

FOR CONTRACTS WITH APPLICATIONS
SIGNED ON OR AFTER
JUNE 16 THROUGH DEC. 4, 2003:       The amount of any purchase payment allocated
                                    to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment.

                                    This 30% limit will not apply if you
                                    establish a dollar cost averaging
                                    arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

--------------------------------------------------------------------------------
  22  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

FOR CONTRACTS WITH APPLICATIONS
SIGNED ON OR AFTER
DEC. 5, 2003:                       In certain states where we offer GPAs that
                                    do not require payment of a statutory
                                    minimum guaranteed interest rate, the amount of any purchase payment allocated to one-year fixed account cannot exceed 30% of the purchase payment. The amount of any purchase payment allocated to the GPAs is not subject to this 30% limit. Please consult your investment professional to see if these restrictions apply in your state.
                                    In all other states, the amount of any
                                    purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. We reserve the right to further limit purchase payment allocations to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

                                    In all states, the 30% limit will not apply if you establish an automated dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

There are no restrictions on allocations of purchase payments to the subaccounts.


We apply your purchase payments to the GPAs, one-year fixed account and subaccounts you select. If we receive your purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to the maximum age or date described below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distribution in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY


We will pay the death benefit to your named beneficiary if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is more than one beneficiary we will pay each beneficiary's designated share


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS 23 when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS

  If paying by SIP:

     $50 initial payment.

     $50 for additional payments.

  If paying by any other method:

     $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

     $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER


Send your check along with your name and contract number to our corporate office:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)

For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and the subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

--------------------------------------------------------------------------------
  24  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the one-year fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.


These fees are based on the death benefit guarantee, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                           QUALIFIED ANNUITIES                       NONQUALIFIED ANNUITIES
 ROP death benefit                                                     0.85%                                       1.10%
 MAV death benefit(1),(2)                                              1.05                                        1.30
 EDB(1)                                                                1.15                                        1.40
FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
 ROP death benefit                                                     1.15                                        1.40
 MAV death benefit(1),(2)                                              1.35                                        1.60
 EDB(1)                                                                1.45                                        1.70

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector(R) and Benefit Protector(R) Plus. May not be available in all states.
(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   25

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed below, will cover sales and distribution expenses.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than eight years before the date of withdrawal (depending on the withdrawal charge schedule you select. (In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to a MVA. (See "The Guarantee Period Accounts -- Market Value Adjustment (MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a 7-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value; and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, or the one-year fixed account or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                        (ACV - XSF)
    PPW   =   XSF   +   -----------   X   (PPNPW - XSF)
                        (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

--------------------------------------------------------------------------------
  26  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

                    SEVEN-YEAR SCHEDULE                     FIVE-YEAR SCHEDULE(1)
           YEARS FROM PURCHASE  WITHDRAWAL CHARGE   YEARS FROM PURCHASE  WITHDRAWAL CHARGE
             PAYMENT RECEIPT       PERCENTAGE         PAYMENT RECEIPT       PERCENTAGE
                    1                   8%                   1                   8%
                    2                   8                    2                   7
                    3                   7                    3                   6
                    4                   7                    4                   4
                    5                   6                    5                   2
                    6                   5               Thereafter               0
                    7                   3
                  Thereafter            0


(1) The five-year withdrawal charge schedule may not be available in all states.


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.


Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract is a qualified annuity with a seven-year withdrawal schedule, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. For a nonqualified annuity with a seven-year withdrawal schedule, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. If the original contract is a qualified annuity with a five-year withdrawal schedule, the discount rate we use in the calculation will be 5.16% if the assumed investment rate is 3.5% and 6.66% if the assumed investment rate is 5%. For a nonqualified annuity with a five-year withdrawal schedule, the discounted rate will be 5.41% if the assumed investment rate is 3.5% and 6.91% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WITHDRAWAL CHARGE CALCULATION EXAMPLE


The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:



- We receive these payments



  - $10,000 initial;



  - $8,000 on the seventh contract anniversary; and



  - $6,000 on the eighth contract anniversary; and



- You withdraw the contract for its total withdrawal value of $38,101 during the eleventh contract year and make no other withdrawals during that contract year; and



- The prior anniversary contract value is $38,488.



WITHDRAWAL
  CHARGE                             EXPLANATION
   $  0      $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0      $10,252.20 is contract earnings in excess of the 10% TFA
             withdrawal amount withdrawn without withdrawal charge; and
      0      $10,000 initial purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
    560      $8,000 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and
    420      $6,000 purchase payment is in its third year from receipt
             withdrawn with a 7% withdrawal charge.
   ----
   $980


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   27

Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:


WITHDRAWAL
  CHARGE                             EXPLANATION
   $  0      $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0      $10,252.20 is contract earnings in excess of the 10% TFA
             withdrawal amount withdrawn without withdrawal charge; and
      0      $10,000 initial purchase payment was received six or more
             years before withdrawal and is withdrawn without withdrawal charge; and
    320      $8,000 purchase payment is in its fourth year from receipt, withdrawn with a 4% withdrawal charge; and
    360      $6,000 purchase payment is in its third year from receipt
             withdrawn with a 6% withdrawal charge.
   ----
   $680


WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period;* and

- death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES


There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")


PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE

We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is 0.55% of the adjusted contract value(1). The fee for GMIB - 6% Rising Floor is 0.75% of the adjusted contract value. Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We

--------------------------------------------------------------------------------
  28 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS prorate this fee among the GPAs, one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.


We calculate the fee as follows:

GMIB - MAV                                      0.55% X (CV + ST - FAV)
GMIB - 6% RISING FLOOR                          0.75% X (CV + ST - FAV)

  CV = contract value on the contract anniversary

  ST = transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary.

  FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.

EXAMPLE

- You purchase the contract with a payment of $50,000 on Jan. 1, 2004 and allocate all of your payment to the subaccounts.

- On Sept. 1, 2004 your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

- On Jan. 1, 2005 (the first contract anniversary) the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.

- The GMIB fee for:

       GMIB - MAV IS 0.55%; AND
       GMIB - 6% RISING FLOOR IS 0.75%.

We calculate the charge as follows:

Contract value on the contract anniversary:                   $73,250
plus transfers from the subaccounts to the one-year fixed
account in the six months before the contract anniversary:    +15,000
minus the value of the one-year fixed account on the
contract anniversary:                                         -15,250
                                                              -------
                                                              $73,000

The GMIB fee charged to you:

GMIB - MAV                     (0.55% X $73,000) =                                         $401.50
GMIB - 6% RISING FLOOR         (0.75% X $73,000) =                                         $547.50


(1) For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB - MAV -- 0.30% and GMIB -- 6% Rising
     Floor -- 0.45%.


PERFORMANCE CREDIT RIDER (PCR) FEE

We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.


OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R)) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   29

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

- plus any purchase payment credits allocated to the GPAs and one-year fixed account;

- plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider - MAV;

  - Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

  - Performance Credit rider;


  - Benefit Protector(R) rider; and/or



  - Benefit Protector(R) Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, withdrawal charge, or fee for any optional contract riders (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

--------------------------------------------------------------------------------
  30  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider - MAV;

  - Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

  - Performance Credit rider;


  - Benefit Protector(R) rider; and/or



  - Benefit Protector(R) Plus rider.


Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                      NUMBER
BY INVESTING AN EQUAL NUMBER                                      AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...                   MONTH                INVESTED                 UNIT VALUE                 PURCHASED
                                             Jan                   $100                      $20                       5.00
                                             Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price is low
....                           ARROW

                                             Mar                    100                       17                       5.88
                                             Apr                    100                       15                       6.67
                                             May                    100                       16                       6.25
                                             Jun                    100                       18                       5.56
                                             Jul                    100                       17                       5.88
and fewer units
when the per unit
market price is high ...      ARROW
                                             Aug                    100                       19                       5.26
                                             Sept                   100                       21                       4.76
                                             Oct                    100                       20                       5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   31

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, the one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfer. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account of a different duration and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see "Transfer policies"). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through the periods of low levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.

--------------------------------------------------------------------------------
  32  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

TRANSFERRING AMONG ACCOUNTS

You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the GPAs and one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

FOR CONTRACTS WITH APPLICATIONS
SIGNED PRIOR TO
JUNE 16, 2003:                      It is our general policy to allow you to
                                    transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Currently, we have removed this restriction and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

FOR CONTRACTS WITH APPLICATIONS
SIGNED ON OR AFTER
JUNE 16 THROUGH DEC. 4, 2003:       You may transfer contract values from the
                                    one-year fixed account to the subaccounts or GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the GPAs or the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. Total transfers out of the GPAs and one-year fixed account in any contract year are limited to 30% of the total value of the GPAs and one-year fixed account at the beginning of the contract year or $10,000, whichever is greater.

--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   33

FOR CONTRACTS WITH APPLICATIONS
SIGNED ON OR AFTER
DEC. 5, 2003:                       You may transfer contract values from the
                                    one-year fixed account to the subaccounts or GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account in total being greater than 30% of the contract value. We reserve the right to further limit transfers to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. Total transfers out of the one-year fixed account in any contract year are limited to 30% of the one-year fixed account value at the beginning of the contract year or $10,000, whichever is greater.

Transfers from the one-year fixed account are not subject to an MVA.

- You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts, and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

--------------------------------------------------------------------------------
  34  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under an automatic transfer program to include a restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   35

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

  For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance

Withdrawals:              $25,000

--------------------------------------------------------------------------------
  36  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our corporate office before the close of business, we will process your withdrawal using accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your GPAs, the one-year fixed account and/or the subaccounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each GPA, the one-year fixed account and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.


TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   37

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:


  - you are at least age 59 1/2; or



  - you are disabled as defined in the Code; or



  - you severed employment with the employer who purchased the contract; or



  - the distribution is because of your death; or



  - effective Jan. 1, 2009, the distribution is due to plan termination; or



  - effective Jan. 1, 2009, you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector(R) Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

- Return of Purchase Payments death benefit (ROP);

- Maximum Anniversary Value death benefit (MAV); and

- Enhanced Death Benefit (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect either the MAV death benefit or the EDB. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

--------------------------------------------------------------------------------
  38  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1. contract value; or

2. total purchase payments plus purchase payments credits minus adjusted partial withdrawals.

  ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH          =     PW X DB
    BENEFIT                                                          ------------
                                                                          CV

  PW = the partial withdrawal including any applicable MVA or withdrawal charge.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE


- You purchase the contract with a payment of $20,000.



- On the first contract anniversary you make an additional purchase payment of $5,000.



- During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.



- During the third contract year the contract value grows to $23,000.



  We calculate the ROP death benefit as follows:
  Contract value at death:                                                                    $23,000.00
                                                                                              ----------
  Purchase payments and purchase payment credits minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                                $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------


  ROP death benefit, calculated as the greatest of these two
  values:                                                  $23,295.45

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If the MAV death benefit is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit, you may not cancel it. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   39

EXAMPLE


- You purchase the contract with a payment of $20,000.



- On the first contract anniversary the contract value grows to $24,000.



- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.



  We calculate the MAV death benefit as follows:
  Contract value at death:                                                                   $20,500.00
                                                                                             ----------
  Purchase payments and purchase payment credits minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                               $20,000.00
         minus the death benefit adjusted partial withdrawals, calculated as:
          $1,500 X $20,000
         ------------------  =                                                                -1,363.64
              $22,000                                                                        ----------
         for a death benefit of:                                                             $18,636.36
                                                                                             ----------
  The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:
         Greatest of your contract anniversary contract values:                              $24,000.00
         plus purchase payments and purchase payment credits made since that anniversary:         +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:
          $1,500 X $24,000
         ------------------  =                                                                -1,636.36
              $22,000                                                                        ----------
         for a death benefit of:                                                             $22,363.64
                                                                                             ----------
  The MAV death benefit, calculated as the greatest of these three values, which is the      $22,363.64
    MAV:



ENHANCED DEATH BENEFIT


The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow.

This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with EDB. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB rider to your contract at the time of purchase. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values less any purchase payment credits added in the last 12 months:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals;

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%,

- plus any subsequent amounts allocated to the subaccounts,

- minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

--------------------------------------------------------------------------------
  40  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

                                                                  PWT X VAF
  5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS   =   ---------------
                                                                  SV

  PWT   =   the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge and MVA) from the subaccounts.
  VAF   =   variable account floor on the date of (but prior to) the
            transfer or partial withdrawal.
  SV    =   value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.



- On the first contract anniversary the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200.



- During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.



  The death benefit is calculated as follows:
  Contract value at death:                                                                    $22,800.00
                                                                                              ----------
  Purchase payments and purchase payment credits minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                                $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a return of purchase payments death benefit of:                                  $23,456.79
                                                                                              ----------
  The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
         The MAV on the immediately preceding anniversary:                                    $25,000.00
         plus purchase payments and purchase payment credits made since that anniversary:          +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a MAV death benefit of:                                                          $23,456.79
                                                                                              ----------
  THE 5% RISING FLOOR:
         The variable account floor on the first contract anniversary, calculated as: 1.05    $21,000.00
         x $20,000 =
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                   -1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the one-year fixed account value:                                                +5,300.00
         5% rising floor (value of the GPAs, one-year fixed account and the variable          $24,642.11
         account floor):
                                                                                              ----------


  EDB, calculated as the greatest of these three values, which is the 5% rising
  floor:                                                   $24,642.11

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions

--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   41
of those features or riders just as if they were purchasing a new contract. The GMIB and Benefit Protector(R) Plus riders, if selected, will terminate. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and the Benefit Protector(R) Plus riders, if selected, will terminate. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

- you must hold the GMIB for 7 years;


- the GMIB rider terminates* 30 days following the contract anniversary after the annuitant's 86th birthday;


- you can only exercise the GMIB within 30 days after a contract anniversary;
  and

- there are additional costs associated with the rider.


* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at

--------------------------------------------------------------------------------
  42 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.

The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.

In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.


INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in RiverSource Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.


YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:

- GMIB - Maximum Anniversary Value (MAV); or

- GMIB - 6% Rising Floor.

GMIB - MAV
GMIB BENEFIT BASE:

If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the Maximum Anniversary Value (MAV) at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAV is a value we calculate on the first contract anniversary as the highest of:
(a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB - MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

   PMT X CVG
 ------------
      ECV

  PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.

  CVG = current contract value at the time you exercise the GMIB - MAV.

  ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:

- you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   43

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund;

  - Plan B -- Life Annuity with ten years certain;

  - Plan D -- Joint and last survivor life annuity - no refund;

- You may change the annuitant for the payouts.

When you exercise your GMIB - MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.05

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - MAV:

- You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

- You may terminate the GMIB - MAV any time after the seventh rider anniversary.

- The GMIB - MAV will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.


- The GMIB - MAV will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


EXAMPLE


- You purchase the contract during the 2004 calendar year with a payment of $100,000 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.


- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

--------------------------------------------------------------------------------
  44  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT
ANNIVERSARY                          CONTRACT VALUE                                PURCHASE PAYMENTS
 1                                      $107,000                                       $101,000
 2                                       125,000                                        101,000
 3                                       132,000                                        101,000
 4                                       150,000                                        101,000
 5                                        85,000                                        101,000
 6                                       120,000                                        101,000
 7                                       138,000                                        101,000
 8                                       152,000                                        101,000
 9                                       139,000                                        101,000
 10                                      126,000                                        101,000
 11                                      138,000                                        101,000
 12                                      147,000                                        101,000
 13                                      163,000                                        101,000
 14                                      159,000                                        101,000
 15                                      215,000                                        101,000

CONTRACT                                                     GMIB
ANNIVERSARY                            MAV               BENEFIT BASE
 1                                   $107,000
 2                                    125,000
 3                                    132,000
 4                                    150,000
 5                                    150,000
 6                                    150,000
 7                                    150,000              $150,000
 8                                    152,000               152,000
 9                                    152,000               152,000
 10                                   152,000               152,000
 11                                   152,000               152,000
 12                                   152,000               152,000
 13                                   163,000               163,000
 14                                   163,000               163,000
 15                                   215,000               215,000

NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

CONTRACT                                                                             PLAN A -
ANNIVERSARY                                                   GMIB                LIFE ANNUITY --
AT EXERCISE                                               BENEFIT BASE               NO REFUND
 10                                              $152,000 (MAV)                      $  784.32
 15                                              215,000 (Contract Value = MAV)       1,268.50

                                                       MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                              PLAN B -             PLAN D - JOINT AND
ANNIVERSARY                                      LIFE ANNUITY WITH         LAST SURVIVOR LIFE
AT EXERCISE                                      TEN YEARS CERTAIN        ANNUITY -- NO REFUND
 10                                                  $  763.04                  $627.76
 15                                                   1,210.45                   982.55

The payouts above are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                       PLAN A -                  PLAN B -             PLAN D - JOINT AND
ANNIVERSARY                                                 LIFE ANNUITY --         LIFE ANNUITY WITH         LAST SURVIVOR LIFE
AT EXERCISE                          CONTRACT VALUE            NO REFUND            TEN YEARS CERTAIN        ANNUITY -- NO REFUND
 10                                     $126,000               $  650.16                $  632.52                  $520.38
 15                                      215,000                1,268.50                 1,210.45                   982.55

In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

GMIB - 6% RISING FLOOR
GMIB BENEFIT BASE:

If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the 6% rising floor.

--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   45

6% RISING FLOOR: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

- the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%;

- plus any subsequent amounts allocated to the subaccounts; and

- minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

- subtract each payment adjusted for market value from the contract value.

- subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

   PMT X CVG
 ------------
      ECV

     PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

     CVG = current contract value at the time you exercise the GMIB.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

  PMT X (1.06)(CY)

     CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:

- you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity - no refund

- You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

--------------------------------------------------------------------------------
  46  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.05

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - 6% RISING FLOOR:

- You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

- You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

- The GMIB - 6% Rising Floor will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.


- The GMIB - 6% Rising Floor will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


EXAMPLE


- You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all of your purchase payment to the subaccounts.


- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   47

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                                 GMIB
ANNIVERSARY                            CONTRACT VALUE         PURCHASE PAYMENTS           6% RISING FLOOR            BENEFIT BASE
 1                                        $107,000                $100,000                   $106,000
 2                                         125,000                 100,000                    112,360
 3                                         132,000                 100,000                    119,102
 4                                         150,000                 100,000                    126,248
 5                                          85,000                 100,000                    133,823
 6                                         120,000                 100,000                    141,852
 7                                         138,000                 100,000                    150,363                  $150,363
 8                                         152,000                 100,000                    159,388                   159,388
 9                                         139,000                 100,000                    168,948                   168,948
 10                                        126,000                 100,000                    179,085                   179,085
 11                                        138,000                 100,000                    189,830                   189,830
 12                                        147,000                 100,000                    201,220                   201,220
 13                                        215,000                 100,000                    213,293                   215,000
 14                                        234,000                 100,000                    226,090                   234,000
 15                                        240,000                 100,000                    239,655                   240,000

NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

CONTRACT                                                                             PLAN A -
ANNIVERSARY                                               GMIB                    LIFE ANNUITY --
AT EXERCISE                                           BENEFIT BASE                   NO REFUND
 10                                            $179,085 (6% Rising Floor)            $  872.14
 15                                            240,000 (Contract Value)               1,346.40

                                                     MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                            PLAN B -             PLAN D - JOINT AND
ANNIVERSARY                                    LIFE ANNUITY WITH         LAST SURVIVOR LIFE
AT EXERCISE                                    TEN YEARS CERTAIN        ANNUITY -- NO REFUND
 10                                                $  850.65                 $  691.27
 15                                                 1,286.40                  1,034.40

The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                       PLAN A -                  PLAN B -             PLAN D - JOINT AND
ANNIVERSARY                                                 LIFE ANNUITY --         LIFE ANNUITY WITH         LAST SURVIVOR LIFE
AT EXERCISE                          CONTRACT VALUE            NO REFUND            TEN YEARS CERTAIN        ANNUITY -- NO REFUND
 10                                     $126,000               $  650.16                $  632.52                   $520.38
 15                                      240,000                1,416.00                 1,351.20                  1,096.80

In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to

--------------------------------------------------------------------------------
  48 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select either GMIB rider option.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.


INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the RiverSource Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.


TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

                                                  PW X TV
  TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS   =   ------------
                                                  CV

  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  TV = the target value on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

OPTION A) You may choose to accept a PCR credit to your contract equal to:

  5% X (PP - PCRPW - PP5)

     PP   =   total purchase payments and purchase payment credits.
  PCRPW   =   PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider
              anniversary). For a more detailed description of the PCR
              adjusted partial withdrawal please see Appendix A.
    PP5   =   purchase payments and purchase payment credits made in the prior five years.

We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

OPTION B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   49

TERMINATING THE PCR

- You may terminate the PCR within 30 days following the first rider anniversary.

- You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

- The PCR will terminate on the date:

  - you make a full withdrawal from the contract;

  - that a death benefit is payable; or

  - you choose to begin taking annuity payouts.

EXAMPLE


- You purchase the contract with a payment of $100,000 and we add a $1,000 purchase payment credit to the contract


- There are no additional purchase payments and no partial withdrawals


- On the tenth contract anniversary, the contract value is $200,000



- We determine the target value on the tenth contract anniversary as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 X (1.072)(10) = $101,000 X 2.00423 = $202,427.


  Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:
  5% X (PP - PCRPW - PP5) = 0.05 X ($101,000 - 0 - 0) = $5,050.


  After application of the PCR credit, your total contract value would be $205,050.



- During the eleventh contract year, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on the tenth contract anniversary ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to determine your monthly annuity payout amount.



- If during the eleventh contract year, you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on the tenth contract anniversary with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on the twentieth contract anniversary.


OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R))


The Benefit Protector(R) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Benefit Protector(R) is not available with the EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) to your contract. You must elect the Benefit Protector(R) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(R) Plus Rider. We reserve the right to discontinue offering the Benefit Protector(R) for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(R) is appropriate for your situation.

The Benefit Protector(R) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary, plus:

- the applicable death benefit,

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector(R) and Benefit Protector(R) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

--------------------------------------------------------------------------------
  50  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE BENEFIT PROTECTOR(R)

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR(R)


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.



- During the first contract year the contract value grows to $105,000. The death benefit under the MAV death benefit equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(R) does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
     MAV death benefit (contract value):                       $110,000
     plus the Benefit Protector(R) benefit which equals 40%
     of earnings at death (MAV death benefit minus payments
     not previously withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000



- On the second contract anniversary the contract value falls to $105,000. The death benefit on equals:


     MAV death benefit (MAV):                                  $110,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000


- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:


     MAV death benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector(R) benefit (40% of earnings
     at death):
     0.40 X ($57,619 - $55,000) =                                +1,048
                                                               --------
  Total death benefit of:                                       $58,667


- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit during the third contract year. The reduction in contract value has no effect.



- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:


     MAV death benefit (contract value):                       $200,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)                                                       +55,000
                                                               --------
  Total death benefit of:                                      $255,000


- During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) value. The death benefit equals:


     MAV death benefit (contract value less any purchase
     payment credits added in the last 12 months):             $249,500
     plus the Benefit Protector(R) benefit (40% of earnings
     at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)                                                       +55,000
                                                               --------
  Total death benefit of:                                      $304,500

--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   51

- During the eleventh contract year the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector(R) changes. The death benefit equals:


     MAV death benefit (contract value):                       $250,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)
     0.40 X ($250,000 - $105,000) =                             +58,000
                                                               --------
  Total death benefit of:                                      $308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(R) Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector(R), see "Taxes."


BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS)


The Benefit Protector(R) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(R) rider during the second rider year. Benefit Protector(R) Plus is not available with the EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) Plus to your contract. You must elect the Benefit Protector(R) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector(R) Rider. We reserve the right to discontinue offering the Benefit Protector(R) Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(R) Plus is appropriate for your situation

The Benefit Protector(R) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the benefits payable under the Benefit Protector(R) described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND THE ANNUITANT ARE    PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                        0%                                          0%
 Three and Four                    10%                                       3.75%
 Five or more                      20%                                        7.5%

Another way to describe the benefits payable under the Benefit Protector(R) Plus rider is as follows:

- the applicable death benefit (see "Benefits in Case of Death"), plus:

                              IF YOU AND THE ANNUITANT ARE UNDER
CONTRACT YEAR           AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             40% X earnings at death (see above)
 Three and Four  40% X (earnings at death + 25% of initial purchase payment*)
 Five or more    40% X (earnings at death + 50% of initial purchase payment*)

                              IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR          OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             15% X earnings at death
 Three and Four  15% X (earnings at death + 25% of initial purchase payment*)
 Five or more    15% X (earnings at death + 50% of initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

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  52  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE BENEFIT PROTECTOR(R) PLUS

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR(R) PLUS


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.



- During the first contract year the contract value grows to $105,000. The death benefit equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(R) at this time. The death benefit equals:


     MAV death benefit (contract value):                       $110,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death (MAV rider minus payments not
     previously withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000


- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:


     MAV death benefit (MAV):                                  $110,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death:
     0.40 X ($110,000 - $100,000) =                              +4,000
     plus 10% of purchase payments made within 60 days of
     contract issue and not previously withdrawn:
     0.10 X $100,000 =                                          +10,000
                                                               --------
  Total death benefit of:                                      $124,000


- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:


     MAV death benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death:
     0.40 X ($57,619 - $55,000) =                                +1,048
     plus 10% of purchase payments made within 60 days of
     contract issue and not previously withdrawn:
     0.10 X $55,000 =                                            +5,500
                                                               --------
  Total death benefit of:                                       $64,167


- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit paid during the third contract year. The reduction in contract value has no effect.



- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(R) Plus also reaches its maximum of 20%. The death benefit equals:


     MAV death benefit (contract value):                       $200,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn:
     0.20 X $55,000 =                                           +11,000
                                                               --------
  Total death benefit of:                                      $266,000

--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   53

- During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) Plus value. The death benefit equals:


     MAV death benefit (contract value less any purchase
     payment credits added in the last 12 months):             $249,500
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn:
     0.20 X $55,000 =                                           +11,000
                                                               --------
  Total death benefit of:                                      $315,500


- During the eleventh contract year the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(R) Plus remains constant. The death benefit equals:


     MAV death benefit (contract value):                       $250,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death (MAV rider minus payments not
     previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn:
     0.20 X $55,000 =                                           +11,000
                                                               --------
  Total death benefit of:                                      $319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (Fixed payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer Policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment

--------------------------------------------------------------------------------
  54 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 4.86% and 6.91% depending on the applicable contract option and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of the you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   55

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.


NONQUALIFIED ANNUITIES


Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the


--------------------------------------------------------------------------------
  56 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;



In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   57

- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.



PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



- to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

--------------------------------------------------------------------------------
  58  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or no longer most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 6.50% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   59

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- the funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2007 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of

--------------------------------------------------------------------------------
  60 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   61

APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE:

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

  RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

                                         PW X RPA
  RPA ADJUSTED PARTIAL WITHDRAWALS   =   ------------
                                         CV

   PW  =    the partial withdrawal including any applicable withdrawal charge or MVA.
   CV  =    the contract value on the date of (but prior to) the partial withdrawal.
  RPA  =    the remaining premium amount on the date of (but prior to)
            the partial withdrawal.

STEP TWO:

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

                                         PW X EPA           EPA
  EPA ADJUSTED PARTIAL WITHDRAWALS   =   ------------   X   ---------
                                         CV                 RPA

   PW   =   the partial withdrawal including any applicable withdrawal charge or MVA.
   CV   =   the contract value on the date of (but prior to) the partial withdrawal.
  EPA   =   the eligible premium amount on the date of (but prior to)
            the partial withdrawal.
  RPA   =   the remaining premium amount on the date of (but prior to)
            the partial withdrawal.

STEP THREE:

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.


- You purchase the contract with a purchase payment of $100,000.



- On the sixth contract anniversary you make an additional purchase payment in the amount of $100,000.


- Contract values before any partial withdrawals are shown below.


- On the third contract anniversary you make a partial withdrawal in the amount of $10,000.



- On the eighth contract anniversary you make another partial withdrawal in the amount of $10,000.


--------------------------------------------------------------------------------
  62  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

NOTE: The shaded portion of the table indicates the five year exclusion period.


CONTRACT
DURATION
IN YEARS                    TOTAL PURCHASE PAYMENTS   CONTRACT VALUE
 At Issue                          $100,000              $100,000
 1                                  100,000               110,000
 2                                  100,000               115,000
 3                                  100,000               120,000
 4                                  100,000               115,000
 5                                  100,000               120,000
 6                                  200,000               225,000
 7                                  200,000               230,000
 8                                  200,000               235,000
 9                                  200,000               230,000
 10                                 200,000               235,000


STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:


For the first partial withdrawal the third contract
  anniversary:
     RPA before the partial withdrawal = total purchase         RPA adjusted partial withdrawal =
     payments made prior to the partial withdrawal minus the  $10,000 X $100,000    =  $8,333
     RPA adjusted partial withdrawals for all previous             $120,000
     partial withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal the eighth contract anniversary:
     RPA before the partial withdrawal = total purchase         RPA adjusted partial withdrawal =
     payments made prior to the partial withdrawal minus the  $10,000 X $191,667    =  $8,156
     RPA adjusted partial withdrawals for all previous             $235,000
     partial withdrawals = $200,000 - $8,333 = $191,667


STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:


For the first partial withdrawal the third contract
  anniversary:
     EPA before the partial withdrawal = total purchase                EPA adjusted partial withdrawal =
     payments made prior to the partial withdrawal AND the    $10,000 X $100,000    X  $100,000    =  $8,333
     five-year exclusion period minus the EPA adjusted             $120,000            $100,000
     partial withdrawals for all previous partial
     withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal the eighth contract anniversary:
     EPA before the partial withdrawal = total purchase                EPA adjusted partial withdrawal =
     payments made prior to the partial withdrawal AND the    $10,000 X $91,667     X  $91,667     =  $1,886
     five-year exclusion period minus the EPA adjusted             $235,000            $191,667
     partial withdrawals for all previous partial
     withdrawals = $100,000 - $8,333 = $91,667


STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

     PCRPW amount = $8,333 + $1,866 = $10,199

--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   63

APPENDIX B: CONDENSED FINANCIAL INFORMATION

(Unaudited)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                          2007      2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (05/21/2002)
Accumulation unit value at beginning of period               $1.28    $1.15    $1.10    $1.00    $0.76    $1.00       --       --
Accumulation unit value at end of period                     $1.29    $1.28    $1.15    $1.10    $1.00    $0.76       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                806      813      843      909      623      113       --       --
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (05/21/2002)
Accumulation unit value at beginning of period               $1.43    $1.24    $1.15    $1.00    $0.75    $1.00       --       --
Accumulation unit value at end of period                     $1.56    $1.43    $1.24    $1.15    $1.00    $0.75       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 58       59       56       51       62       30       --       --
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (04/28/2006)
Accumulation unit value at beginning of period               $1.08    $1.00       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.16    $1.08       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 19       24       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (05/21/2002)
Accumulation unit value at beginning of period               $1.30    $1.18    $1.15    $1.07    $0.91    $1.00       --       --
Accumulation unit value at end of period                     $1.32    $1.30    $1.18    $1.15    $1.07    $0.91       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 81       86       66       29       38        9       --       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period               $0.48    $0.45    $0.44    $0.42    $0.30    $0.51    $0.69    $1.00
Accumulation unit value at end of period                     $0.57    $0.48    $0.45    $0.44    $0.42    $0.30    $0.51    $0.69
Number of accumulation units outstanding at end of period
  (000 omitted)                                                276      482      552      588      655      372      364       44
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period               $1.28    $1.11    $1.07    $0.97    $0.74    $0.97    $0.97    $1.00
Accumulation unit value at end of period                     $1.33    $1.28    $1.11    $1.07    $0.97    $0.74    $0.97    $0.97
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,348    1,482    1,471    1,573    1,510    1,341      640       31
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period               $0.66    $0.67    $0.59    $0.55    $0.45    $0.65    $0.80    $1.00
Accumulation unit value at end of period                     $0.74    $0.66    $0.67    $0.59    $0.55    $0.45    $0.65    $0.80
Number of accumulation units outstanding at end of period
  (000 omitted)                                                863      934      882      881      893    1,003      741       47
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period               $1.59    $1.44    $1.25    $1.10    $0.86    $1.00       --       --
Accumulation unit value at end of period                     $1.85    $1.59    $1.44    $1.25    $1.10    $0.86       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,897    2,032    2,013    1,844    1,212      209       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period               $1.10    $1.05    $1.00    $0.98    $0.75    $1.00       --       --
Accumulation unit value at end of period                     $1.38    $1.10    $1.05    $1.00    $0.98    $0.75       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                149      130      135      139      127       18       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period               $1.86    $1.68    $1.43    $1.16    $0.85    $1.00       --       --
Accumulation unit value at end of period                     $2.13    $1.86    $1.68    $1.43    $1.16    $0.85       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                821      841      769      737      543       94       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period               $1.64    $1.41    $1.20    $1.07    $0.75    $1.00       --       --
Accumulation unit value at end of period                     $1.90    $1.64    $1.41    $1.20    $1.07    $0.75       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                189      159      108       64       53       23       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period               $2.20    $1.84    $1.64    $1.26    $0.93    $1.00       --       --
Accumulation unit value at end of period                     $1.72    $2.20    $1.84    $1.64    $1.26    $0.93       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                106      130      125       99       68       14       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  64  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period               $1.60    $1.38    $1.28    $1.05    $0.80    $1.00       --       --
Accumulation unit value at end of period                     $1.54    $1.60    $1.38    $1.28    $1.05    $0.80       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                324      313      315      231      169       24       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period               $0.89    $0.83    $0.80    $0.72    $0.53    $0.75    $0.90    $1.00
Accumulation unit value at end of period                     $0.98    $0.89    $0.83    $0.80    $0.72    $0.53    $0.75    $0.90
Number of accumulation units outstanding at end of period
  (000 omitted)                                                769      877      916      978      712      656      312       52
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period               $1.79    $1.53    $1.40    $1.25    $1.01    $1.16    $1.09    $1.00
Accumulation unit value at end of period                     $1.84    $1.79    $1.53    $1.40    $1.25    $1.01    $1.16    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,218    3,435    3,555    3,640    2,566      753       61       21
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period               $1.38    $1.14    $1.05    $0.89    $0.68    $0.85    $1.02    $1.00
Accumulation unit value at end of period                     $1.57    $1.38    $1.14    $1.05    $0.89    $0.68    $0.85    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,046    1,146    1,113    1,058      734      513      324       22
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period               $0.72    $0.68    $0.66    $0.61    $0.50    $0.71    $0.95    $1.00
Accumulation unit value at end of period                     $0.80    $0.72    $0.68    $0.66    $0.61    $0.50    $0.71    $0.95
Number of accumulation units outstanding at end of period
  (000 omitted)                                                370      419      500      482      515      421      326        3
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period               $1.03    $0.92    $0.89    $0.84    $0.64    $0.95    $1.01    $1.00
Accumulation unit value at end of period                     $1.05    $1.03    $0.92    $0.89    $0.84    $0.64    $0.95    $1.01
Number of accumulation units outstanding at end of period
  (000 omitted)                                                314      454      474      495      388      165      115       27
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period               $1.47    $1.33    $1.31    $1.19    $1.04    $1.10    $1.12    $1.00
Accumulation unit value at end of period                     $1.51    $1.47    $1.33    $1.31    $1.19    $1.04    $1.10    $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,209    3,243    3,188    2,934    2,457    1,585      792       45
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (05/21/2002)
Accumulation unit value at beginning of period               $2.26    $1.74    $1.51    $1.17    $0.87    $1.00       --       --
Accumulation unit value at end of period                     $2.85    $2.26    $1.74    $1.51    $1.17    $0.87       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                136      124       98       53       40       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period               $1.19    $1.11    $1.07    $1.01    $0.78    $1.00       --       --
Accumulation unit value at end of period                     $1.34    $1.19    $1.11    $1.07    $1.01    $0.78       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                318      339      399      377      130        9       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period               $1.68    $1.44    $1.28    $1.09    $0.77    $1.00       --       --
Accumulation unit value at end of period                     $1.76    $1.68    $1.44    $1.28    $1.09    $0.77       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                384      376      391      303      154       25       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES
  (05/21/2002)
Accumulation unit value at beginning of period               $1.38    $1.28    $1.27    $1.18    $0.96    $1.00       --       --
Accumulation unit value at end of period                     $1.36    $1.38    $1.28    $1.27    $1.18    $0.96       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                422      402      397      349      301       18       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period               $1.65    $1.45    $1.34    $1.13    $0.79    $1.00       --       --
Accumulation unit value at end of period                     $1.61    $1.65    $1.45    $1.34    $1.13    $0.79       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                249      248      220      170      121       33       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period               $1.39    $1.31    $1.29    $1.20    $1.04    $1.00       --       --
Accumulation unit value at end of period                     $1.51    $1.39    $1.31    $1.29    $1.20    $1.04       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,717    1,600    1,586    1,442      995       38       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (05/30/2000)
Accumulation unit value at beginning of period               $1.32    $1.15    $1.10    $1.00    $0.79    $0.99    $1.07    $1.00
Accumulation unit value at end of period                     $1.22    $1.32    $1.15    $1.10    $1.00    $0.79    $0.99    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                376      343      383      455      530      379      287       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (05/21/2002)
Accumulation unit value at beginning of period               $1.64    $1.29    $1.17    $1.01    $0.80    $1.00       --       --
Accumulation unit value at end of period                     $1.76    $1.64    $1.29    $1.17    $1.01    $0.80       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                392      419      350      360      178       33       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   65

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (05/21/2002)
Accumulation unit value at beginning of period               $1.22    $1.11    $1.07    $1.00    $0.81    $1.00       --       --
Accumulation unit value at end of period                     $1.22    $1.22    $1.11    $1.07    $1.00    $0.81       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  3        3        3        6        4        1       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (05/30/2000)
Accumulation unit value at beginning of period               $0.75    $0.71    $0.64    $0.55    $0.42    $0.60    $0.92    $1.00
Accumulation unit value at end of period                     $0.77    $0.75    $0.71    $0.64    $0.55    $0.42    $0.60    $0.92
Number of accumulation units outstanding at end of period
  (000 omitted)                                                191      285      280      279      233      163      265       35
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/21/2002)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period               $1.59    $1.34    $1.28    $1.08    $0.79    $1.00       --       --
Accumulation unit value at end of period                     $1.50    $1.59    $1.34    $1.28    $1.08    $0.79       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 80       78       77       86       54       21       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (05/30/2000)
Accumulation unit value at beginning of period               $1.10    $1.07    $1.05    $1.05    $1.06    $1.06    $1.03    $1.00
Accumulation unit value at end of period                     $1.15    $1.10    $1.07    $1.05    $1.05    $1.06    $1.06    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,135      646      695      691      813      697      554       53
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2007 were
  3.47% and 3.53%, respectively.
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (05/21/2002)
Accumulation unit value at beginning of period               $1.16    $1.13    $1.11    $1.08    $1.04    $1.00       --       --
Accumulation unit value at end of period                     $1.21    $1.16    $1.13    $1.11    $1.08    $1.04       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,355    1,120    1,133    1,115      572       63       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (05/21/2002)
Accumulation unit value at beginning of period               $1.71    $1.44    $1.28    $1.10    $0.78    $1.00       --       --
Accumulation unit value at end of period                     $1.83    $1.71    $1.44    $1.28    $1.10    $0.78       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                455      367      326      294      140       26       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (05/21/2002)
Accumulation unit value at beginning of period               $1.24    $1.13    $1.05    $0.98    $0.81    $1.00       --       --
Accumulation unit value at end of period                     $1.27    $1.24    $1.13    $1.05    $0.98    $0.81       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 30       33       24       28       24       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (03/17/2006)
Accumulation unit value at beginning of period               $1.08    $1.00       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.10    $1.08       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                354      377       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (05/30/2000)
Accumulation unit value at beginning of period               $1.00    $0.88    $0.85    $0.78    $0.61    $0.80    $0.92    $1.00
Accumulation unit value at end of period                     $1.04    $1.00    $0.88    $0.85    $0.78    $0.61    $0.80    $0.92
Number of accumulation units outstanding at end of period
  (000 omitted)                                                746      811      799      771      748      360      112        7
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (05/30/2000)
Accumulation unit value at beginning of period               $1.21    $1.18    $1.17    $1.17    $1.17    $1.11    $1.06    $1.00
Accumulation unit value at end of period                     $1.26    $1.21    $1.18    $1.17    $1.17    $1.17    $1.11    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                759      861      873      916      849      645       30       --
---------------------------------------------------------------------------------------------------------------------------------



VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004     2003
--------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (01/29/2003)
Accumulation unit value at beginning of period                 $1.68    $1.52    $1.46    $1.35    $1.00
Accumulation unit value at end of period                       $1.67    $1.68    $1.52    $1.46    $1.35
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  151      164      179      110       27
--------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (01/29/2003)
Accumulation unit value at beginning of period                 $1.88    $1.64    $1.53    $1.35    $1.00
Accumulation unit value at end of period                       $2.03    $1.88    $1.64    $1.53    $1.35
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   32       32       32       33        1
--------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (04/28/2006)
Accumulation unit value at beginning of period                 $1.08    $1.00       --       --       --
Accumulation unit value at end of period                       $1.14    $1.08       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  66  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004     2003
--------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (01/29/2003)
Accumulation unit value at beginning of period                 $1.37    $1.25    $1.23    $1.15    $1.00
Accumulation unit value at end of period                       $1.38    $1.37    $1.25    $1.23    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   45       45       --       --       --
--------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (01/29/2003)
Accumulation unit value at beginning of period                 $1.57    $1.47    $1.45    $1.40    $1.00
Accumulation unit value at end of period                       $1.85    $1.57    $1.47    $1.45    $1.40
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   64       80       86       87        9
--------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (01/29/2003)
Accumulation unit value at beginning of period                 $1.70    $1.48    $1.44    $1.32    $1.00
Accumulation unit value at end of period                       $1.75    $1.70    $1.48    $1.44    $1.32
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   31       31       31       30       47
--------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (01/29/2003)
Accumulation unit value at beginning of period                 $1.45    $1.49    $1.32    $1.24    $1.00
Accumulation unit value at end of period                       $1.62    $1.45    $1.49    $1.32    $1.24
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   41       19       19       20        3
--------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                 $1.84    $1.68    $1.47    $1.30    $1.00
Accumulation unit value at end of period                       $2.11    $1.84    $1.68    $1.47    $1.30
Number of accumulation units outstanding at end of period
  (000 omitted)                                                2,368    2,760    1,602      814      205
--------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                 $1.47    $1.40    $1.35    $1.34    $1.00
Accumulation unit value at end of period                       $1.82    $1.47    $1.40    $1.35    $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   27       13       21        7        5
--------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                 $2.16    $1.96    $1.69    $1.38    $1.00
Accumulation unit value at end of period                       $2.45    $2.16    $1.96    $1.69    $1.38
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  608      488      330      213      143
--------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                 $2.18    $1.89    $1.62    $1.46    $1.00
Accumulation unit value at end of period                       $2.51    $2.18    $1.89    $1.62    $1.46
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  344      445      418      246        5
--------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                 $2.31    $1.96    $1.76    $1.36    $1.00
Accumulation unit value at end of period                       $1.80    $2.31    $1.96    $1.76    $1.36
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  110      104      114       78       --
--------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                 $2.04    $1.77    $1.66    $1.37    $1.00
Accumulation unit value at end of period                       $1.95    $2.04    $1.77    $1.66    $1.37
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   91       94       88       85       50
--------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                 $1.65    $1.55    $1.50    $1.37    $1.00
Accumulation unit value at end of period                       $1.80    $1.65    $1.55    $1.50    $1.37
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --        7       --        5
--------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                 $1.75    $1.50    $1.38    $1.25    $1.00
Accumulation unit value at end of period                       $1.77    $1.75    $1.50    $1.38    $1.25
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  502      611      526      516      349
--------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                 $2.00    $1.68    $1.55    $1.34    $1.00
Accumulation unit value at end of period                       $2.27    $2.00    $1.68    $1.55    $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  194      186      154      105       44
--------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (01/29/2003)
Accumulation unit value at beginning of period                 $1.41    $1.34    $1.31    $1.22    $1.00
Accumulation unit value at end of period                       $1.54    $1.41    $1.34    $1.31    $1.22
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    2        2        2        2        2
--------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (01/29/2003)
Accumulation unit value at beginning of period                 $1.59    $1.43    $1.39    $1.33    $1.00
Accumulation unit value at end of period                       $1.60    $1.59    $1.43    $1.39    $1.33
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   24       24       22       21       --
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   67

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004     2003
--------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (01/29/2003)
Accumulation unit value at beginning of period                 $1.40    $1.28    $1.27    $1.17    $1.00
Accumulation unit value at end of period                       $1.43    $1.40    $1.28    $1.27    $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  545      531      435      401      240
--------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (01/29/2003)
Accumulation unit value at beginning of period                 $2.44    $1.90    $1.66    $1.30    $1.00
Accumulation unit value at end of period                       $3.06    $2.44    $1.90    $1.66    $1.30
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   73       89       94       97       12
--------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (01/29/2003)
Accumulation unit value at beginning of period                 $1.49    $1.41    $1.37    $1.31    $1.00
Accumulation unit value at end of period                       $1.66    $1.49    $1.41    $1.37    $1.31
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  299      314      284      126       59
--------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (01/29/2003)
Accumulation unit value at beginning of period                 $2.19    $1.90    $1.70    $1.46    $1.00
Accumulation unit value at end of period                       $2.28    $2.19    $1.90    $1.70    $1.46
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   41       42       15       12        4
--------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (01/29/2003)
Accumulation unit value at beginning of period                 $1.27    $1.19    $1.19    $1.11    $1.00
Accumulation unit value at end of period                       $1.24    $1.27    $1.19    $1.19    $1.11
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   51       51       52       51       21
--------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (01/29/2003)
Accumulation unit value at beginning of period                 $2.04    $1.81    $1.68    $1.44    $1.00
Accumulation unit value at end of period                       $1.97    $2.04    $1.81    $1.68    $1.44
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   40       30       40       33       29
--------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (01/29/2003)
Accumulation unit value at beginning of period                 $1.20    $1.14    $1.14    $1.07    $1.00
Accumulation unit value at end of period                       $1.30    $1.20    $1.14    $1.14    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                3,205    2,256    1,716      851      141
--------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (01/29/2003)
Accumulation unit value at beginning of period                 $1.65    $1.45    $1.40    $1.29    $1.00
Accumulation unit value at end of period                       $1.52    $1.65    $1.45    $1.40    $1.29
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    7        7        2        2       --
--------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (01/29/2003)
Accumulation unit value at beginning of period                 $2.12    $1.69    $1.53    $1.34    $1.00
Accumulation unit value at end of period                       $2.25    $2.12    $1.69    $1.53    $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   47       53       51       54       41
--------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (01/29/2003)
Accumulation unit value at beginning of period                 $1.50    $1.38    $1.33    $1.26    $1.00
Accumulation unit value at end of period                       $1.48    $1.50    $1.38    $1.33    $1.26
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --
--------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (01/29/2003)
Accumulation unit value at beginning of period                 $1.76    $1.70    $1.54    $1.32    $1.00
Accumulation unit value at end of period                       $1.79    $1.76    $1.70    $1.54    $1.32
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    2        2        2        2       --
--------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (01/29/2003)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                 $2.02    $1.71    $1.64    $1.40    $1.00
Accumulation unit value at end of period                       $1.88    $2.02    $1.71    $1.64    $1.40
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  687      648      720      337        3
--------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (01/29/2003)
Accumulation unit value at beginning of period                 $1.01    $0.98    $0.98    $0.99    $1.00
Accumulation unit value at end of period                       $1.04    $1.01    $0.98    $0.98    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  137       91       70      179       55
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund
at Dec. 31, 2007 were 2.63% and 2.67%, respectively.
--------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (01/29/2003)
Accumulation unit value at beginning of period                 $1.07    $1.05    $1.05    $1.02    $1.00
Accumulation unit value at end of period                       $1.11    $1.07    $1.05    $1.05    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                3,241      547      165      169       63
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  68  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004     2003
--------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (01/29/2003)
Accumulation unit value at beginning of period                 $2.18    $1.86    $1.67    $1.44    $1.00
Accumulation unit value at end of period                       $2.32    $2.18    $1.86    $1.67    $1.44
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,267    1,033      512       31        9
--------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (01/29/2003)
Accumulation unit value at beginning of period                 $1.50    $1.38    $1.29    $1.22    $1.00
Accumulation unit value at end of period                       $1.52    $1.50    $1.38    $1.29    $1.22
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   42       --       --       --       --
--------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.24    $1.10    $1.05    $1.00       --
Accumulation unit value at end of period                       $1.25    $1.24    $1.10    $1.05       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,103    1,183    1,307      818       --
--------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (01/29/2003)
Accumulation unit value at beginning of period                 $1.61    $1.42    $1.39    $1.28    $1.00
Accumulation unit value at end of period                       $1.66    $1.61    $1.42    $1.39    $1.28
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   26       38       48       30       22
--------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (01/29/2003)
Accumulation unit value at beginning of period                 $1.00    $0.98    $0.98    $0.99    $1.00
Accumulation unit value at end of period                       $1.03    $1.00    $0.98    $0.98    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  589      641      492      399      234
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   69

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p.  6
Financial Statements


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                     RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS   75

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member FINRA.

Insurance and annuity products are issued by RiverSource Life Insurance Company.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


45273 M (5/08)

PROSPECTUS


MAY 1, 2008


RIVERSOURCE(R)

INNOVATIONS CLASSIC VARIABLE ANNUITY
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

             829 Ameriprise Financial Center
             Minneapolis, MN 55474
             Telephone: (800) 333-3437

             (Corporate Office)

             RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW RIVERSOURCE(R) INNOVATIONS CLASSIC VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

- AIM Variable Insurance Funds, Series II Shares
- AllianceBernstein Variable Products Series Fund, Inc. (Class B)
- Fidelity(R) Variable Insurance Products Service Class 2
- Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2
- MFS(R) Variable Insurance Trust(SM) - Service Class
- Oppenheimer Variable Account Funds - Service Shares
- Putnam Variable Trust - Class IB Shares

- RiverSource Variable Series Trust (RVST) formerly known as RiverSource(R) Variable Portfolio Funds

- STI Classic Variable Trust

Please read the prospectuses carefully and keep them for future reference.

This contract provides for purchase payment credits to eligible contract owners, which we may reverse under certain circumstances. (See "Buying Your
Contract -- Purchase Payment Credits").(1) Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   1

TABLE OF CONTENTS


KEY TERMS........................................   3
THE CONTRACT IN BRIEF............................   4
EXPENSE SUMMARY..................................   6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)......  11
FINANCIAL STATEMENTS.............................  11
THE VARIABLE ACCOUNT AND THE FUNDS...............  11
GUARANTEE PERIOD ACCOUNTS (GPAS).................  19
THE ONE-YEAR FIXED ACCOUNT.......................  21
BUYING YOUR CONTRACT.............................  22
CHARGES..........................................  25
VALUING YOUR INVESTMENT..........................  30
MAKING THE MOST OF YOUR CONTRACT.................  31
WITHDRAWALS......................................  37
TSA -- SPECIAL PROVISIONS........................  38
CHANGING OWNERSHIP...............................  38
BENEFITS IN CASE OF DEATH........................  38
OPTIONAL BENEFITS................................  42
THE ANNUITY PAYOUT PERIOD........................  54
TAXES............................................  56
VOTING RIGHTS....................................  58
SUBSTITUTION OF INVESTMENTS......................  59
ABOUT THE SERVICE PROVIDERS......................  59
ADDITIONAL INFORMATION...........................  60
APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED
  PARTIAL WITHDRAWAL.............................  62
APPENDIX B: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)....................................  64
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
  INFORMATION....................................  71


--------------------------------------------------------------------------------
  2  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and any purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Withdrawals and transfers from the GPAs done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.



MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a guarantee period account is withdrawn or transferred more than 30 days before the end of its guarantee period.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code


- SIMPLE IRAs under 408(p) of the Code


- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.


--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   3

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. We will not deduct any other charges. (See "Buying Your Contract -- Purchase Payment Credits.") However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds")



- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")



- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (See "The One-Year Fixed Account")


--------------------------------------------------------------------------------
  4  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have time limitations for making additional payments. (See "Buying Your Contract")


Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. See your contract and/or ask your investment professional for the actual terms of the contract you purchased.


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or one-year fixed account is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transfers Among Accounts")



WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (See "Withdrawals")



OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (See "Optional Benefits")



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (See "Benefits in Case of Death")



ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See "The Annuity Payout Period")



TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes")


--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   5

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                    SEVEN-YEAR SCHEDULE                       FIVE-YEAR SCHEDULE
           YEARS FROM PURCHASE  WITHDRAWAL CHARGE   YEARS FROM PURCHASE  WITHDRAWAL CHARGE
             PAYMENT RECEIPT       PERCENTAGE         PAYMENT RECEIPT       PERCENTAGE
                    1                   8%                   1                   8%
                    2                   8                    2                   7
                    3                   7                    3                   6
                    4                   7                    4                   4
                    5                   6                    5                   2
                    6                   5               Thereafter               0
                    7                   3
                  Thereafter            0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Plans".)

                                                                  ASSUMED INVESTMENT RATE
SEVEN-YEAR SCHEDULE                                              3.50%                 5.00%
 Qualified discount rate                                         4.86%                 6.36%
 Nonqualified discount rate                                      5.11                  6.61

                                                                  ASSUMED INVESTMENT RATE
FIVE-YEAR SCHEDULE                                               3.50%                 5.00%
 Qualified discount rate                                         5.16%                 6.66%
 Nonqualified discount rate                                      5.41                  6.91

--------------------------------------------------------------------------------
  6  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.

                                                         MORTALITY AND               VARIABLE ACCOUNT             TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                  EXPENSE RISK FEE            ADMINISTRATIVE CHARGE          ACCOUNT EXPENSE
 QUALIFIED ANNUITIES
 ROP death benefit                                           0.85%                         0.15%                       1.00%
 MAV death benefit(1),(2)                                    1.05                          0.15                        1.20
 EDB(1)                                                      1.15                          0.15                        1.30
 NONQUALIFIED ANNUITIES
 ROP death benefit                                           1.10                          0.15                        1.25
 MAV death benefit(1),(2)                                    1.30                          0.15                        1.45
 EDB(1)                                                      1.40                          0.15                        1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
 QUALIFIED ANNUITIES
 ROP death benefit                                           1.15                          0.15                        1.30%
 MAV death benefit(1),(2)                                    1.35                          0.15                        1.50
 EDB(1)                                                      1.45                          0.15                        1.60
 NONQUALIFIED ANNUITIES
 ROP Payment death benefit                                   1.40                          0.15                        1.55
 MAV death benefit(1),(2)                                    1.60                          0.15                        1.75
 EDB(1)                                                      1.70                          0.15                        1.85


(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector(R) or Benefit Protector(R) Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                           $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

 GMIB - MAV                                                        0.55%(1),(2)
 GMIB - 6% RISING FLOOR                                            0.75%(1),(2)

(As a percentage of the adjusted contract value charged annually on the contract anniversary.)

 PCR FEE                                                       0.15%(1)

(As a percentage of the contract value charged annually on the contract anniversary.)


 BENEFIT PROTECTOR(R) FEE                                      0.25%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)


 BENEFIT(R) PROTECTOR PLUS FEE                                 0.40%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)

(1)  This fee applies only if you elect this optional feature.
(2) For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB - MAV -- 0.30% and GMIB - 6% Rising
     Floor -- 0.45%.

--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   7

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                MINIMUM                       MAXIMUM
 Total expenses before fee waivers and/or expense
 reimbursements                                                 0.52 %                        1.51 %



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 AIM V.I. Basic Value Fund, Series II      0.67%          0.25%          0.29%               --%                   1.21%
 Shares
 AIM V.I. Capital Development Fund,        0.75           0.25           0.31                --                    1.31(1)
 Series II Shares
 AIM V.I. Core Equity Fund, Series II      0.60           0.25           0.28              0.02                    1.15(1)
 Shares
 AllianceBernstein VPS Balanced Shares     0.55           0.25           0.18                --                    0.98
 Portfolio (Class B)
 AllianceBernstein VPS Global              0.75           0.25           0.17                --                    1.17
 Technology Portfolio (Class B)
 AllianceBernstein VPS Growth and          0.55           0.25           0.04                --                    0.84
 Income Portfolio (Class B)
 AllianceBernstein VPS Large Cap           0.75           0.25           0.07                --                    1.07
 Growth Portfolio (Class B)
 Fidelity(R) VIP Contrafund(R)             0.56           0.25           0.09                --                    0.90
 Portfolio Service Class 2
 Fidelity(R) VIP Growth Portfolio          0.56           0.25           0.09                --                    0.90
 Service Class 2
 Fidelity(R) VIP Mid Cap Portfolio         0.56           0.25           0.10                --                    0.91
 Service Class 2
 Fidelity(R) VIP Overseas Portfolio        0.71           0.25           0.14                --                    1.10
 Service Class 2
 FTVIPT Franklin Global Real Estate        0.75           0.25           0.31                --                    1.31(2)
 Securities Fund - Class 2
 FTVIPT Franklin Small Cap Value           0.51           0.25           0.15              0.02                    0.93(3)
 Securities Fund - Class 2
 FTVIPT Franklin Small-Mid Cap Growth      0.47           0.25           0.28              0.01                    1.01(3)
 Securities Fund - Class 2
 FTVIPT Mutual Shares Securities           0.59           0.25           0.13                --                    0.97
 Fund - Class 2
 FTVIPT Templeton Foreign Securities       0.63           0.25           0.14              0.02                    1.04(3)
 Fund - Class 2
 MFS(R) Investors Growth Stock             0.75           0.25           0.11                --                    1.11
 Series - Service Class
 MFS(R) New Discovery Series - Service     0.90           0.25           0.11                --                    1.26
 Class
 MFS(R) Total Return Series - Service      0.75           0.25           0.08                --                    1.08(4)
 Class
 MFS(R) Utilities Series - Service         0.75           0.25           0.10                --                    1.10(4)
 Class
 Oppenheimer Capital Appreciation          0.64           0.25           0.02                --                    0.91
 Fund/VA, Service Shares
 Oppenheimer Global Securities             0.62           0.25           0.02                --                    0.89
 Fund/VA, Service Shares
 Oppenheimer High Income Fund/VA,          0.73           0.25           0.03              0.01                    1.02(5)
 Service Shares
 Oppenheimer Main Street Small Cap         0.70           0.25           0.02                --                    0.97
 Fund/VA, Service Shares
 Oppenheimer Strategic Bond Fund/VA,       0.57           0.25           0.02              0.02                    0.86(6)
 Service Shares
 Putnam VT Growth and Income               0.50           0.25           0.05                --                    0.80
 Fund - Class IB Shares
 Putnam VT International Equity            0.73           0.25           0.11              0.01                    1.10
 Fund - Class IB Shares
 Putnam VT Research Fund - Class IB        0.65           0.25           0.14                --                    1.04
 Shares
 Putnam VT Vista Fund - Class IB           0.65           0.25           0.11                --                    1.01
 Shares


--------------------------------------------------------------------------------
  8  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 RidgeWorth Variable Trust Large Cap       0.85%            --%          0.34%               --%                   1.19%(7)
 Core Equity Fund
 (previously STI Classic Variable
 Trust Large Cap Core Equity Fund)
 RidgeWorth Variable Trust Large Cap       0.97             --           0.29                --                    1.26(7)
 Growth Stock Fund
 (previously STI Classic Variable
 Trust Large Cap Growth Stock Fund)
 RidgeWorth Variable Trust Large Cap       0.80             --           0.26                --                    1.06(7)
 Value Equity Fund
 (previously STI Classic Variable
 Trust Large Cap Value Equity Fund)
 RidgeWorth Variable Trust Mid-Cap         1.00             --           0.39                --                    1.39(7)
 Core Equity Fund
 (previously STI Classic Variable
 Trust Mid-Cap Core Equity Fund)
 RidgeWorth Variable Trust Small Cap       1.15             --           0.36                --                    1.51(7)
 Value Equity Fund
 (previously STI Classic Variable
 Trust Small Cap Value Equity Fund)
 RVST RiverSource(R) Partners Variable     0.97           0.13           0.18                --                    1.28(8)
 Portfolio - Small Cap Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Small Cap Value Fund)
 RVST RiverSource(R) Variable              0.33           0.13           0.14                --                    0.60
 Portfolio - Cash Management Fund
 RVST RiverSource(R) Variable              0.45           0.13           0.16                --                    0.74
 Portfolio - Diversified Bond Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.14                --                    0.86
 Portfolio - Diversified Equity Income
 Fund
 RVST RiverSource(R) Variable              0.60           0.13           0.16                --                    0.89
 Portfolio - Growth Fund
 RVST RiverSource(R) Variable              0.58           0.13           0.15                --                    0.86
 Portfolio - Large Cap Equity Fund
 RVST RiverSource(R) Variable              0.22           0.13           0.17                --                    0.52(8)
 Portfolio - S&P 500 Index Fund
 RVST RiverSource(R) Variable              0.48           0.13           0.18                --                    0.79
 Portfolio - Short Duration U.S.
 Government Fund



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 1.30% for AIM V.I. Capital Development Fund, Series II Shares and 1.14% for AIM V.I. Core Equity Fund, Series II Shares.


(2) The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. After fee waivers net expenses would be 0.89% for FTVIPT Franklin Global Real Estate Securities Fund - Class 2.


(3) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.91% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2, 1.00% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2 and 1.02% for FTVIPT Templeton Foreign Securities Fund - Class 2.


(4) MFS has agreed in writing to reduce its management fee to 0.65% for MFS Total Return Series annually on average daily net assets in excess of $3 billion and 0.70% for MFS Utilities Series annually on average daily net assets in excess of $1 billion. After fee reductions net expenses would be 1.05% for MFS Total Return Series - Service Class and 1.07% for MFS Utilities Series - Service Class. This written agreement will remain in effect until modified by the Fund's Board of Trustees.


(5) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund. After fee waivers and expense reimbursements, the net expenses would be 1.01% for Oppenheimer High Income Fund/VA, Service Shares.


(6) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2007, the transfer agent fees did not exceed this expense limitation. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund and OFI Master Loan Fund LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82% for Oppenheimer Strategic Bond Fund/VA, Service Shares.


(7) RidgeWorth fee waivers are contractual through May 1, 2009. After fee waivers and expense reimbursements net expenses would be 1.00% for RidgeWorth Variable Trust Large Cap Core Equity Fund, 1.00% for RidgeWorth Variable Trust Large Cap Growth Stock Fund, 0.95% for RidgeWorth Variable Trust Large Cap Value Equity Fund, 1.10% for RidgeWorth Variable Trust Mid-Cap Core Equity Fund and 1.20% for RidgeWorth Variable Trust Small Cap Value Equity Fund.


(8) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 1.20% for RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value Fund and 0.51% for RVST RiverSource(R) Variable Portfolio - S&P 500 Index Fund.


--------------------------------------------------------------------------------
              RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   9

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the optional MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector(R) Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                      IF YOU WITHDRAW YOUR CONTRACT                    OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                AT THE END OF THE APPLICABLE TIME PERIOD:             AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY           1 YEAR     3 YEARS     5 YEARS     10 YEARS           1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule                      $1,223      $1,978      $2,746      $4,376             $423       $1,278      $2,146      $4,376
 Five-year withdrawal charge
 schedule                       1,253       1,966       2,488       4,630              453        1,366       2,288       4,630



QUALIFIED ANNUITY                      1 YEAR    3 YEARS    5 YEARS    10 YEARS          1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge
 schedule                              $1,197    $1,903     $2,626      $4,159            $397     $1,203     $2,026      $4,159
 Five-year withdrawal charge schedule  1,228      1,892      2,370       4,419             428      1,292      2,170       4,419


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                      IF YOU WITHDRAW YOUR CONTRACT                    OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                AT THE END OF THE APPLICABLE TIME PERIOD:             AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY           1 YEAR     3 YEARS     5 YEARS     10 YEARS           1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule                       $ 983      $1,266      $1,574      $2,112             $183        $566       $  974      $2,112
 Five-year withdrawal charge
 schedule                       1,014       1,259       1,330       2,432              214         659        1,130       2,432



QUALIFIED ANNUITY                      1 YEAR    3 YEARS    5 YEARS    10 YEARS          1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge
 schedule                               $957     $1,188     $1,441      $1,837            $157      $488      $  841      $1,837
 Five-year withdrawal charge schedule    988      1,181      1,200       2,166             188       581       1,000       2,166



(1) In these examples, the $40 contract administrative charge is approximated as a .013% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


--------------------------------------------------------------------------------
  10  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix B.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the STI Classic Variable Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Series Trust funds are generally more profitable for us and our


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   11
  affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocated to the RiverSource Variable Portfolio Funds that exceeds the range disclosed below for the funds our affiliates do not manage. These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolios funds, Threadneedle Variable Portfolio funds, and Disciplined Asset Allocation Portfolios funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

--------------------------------------------------------------------------------
  12  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).


  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

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             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   13

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:



INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
AIM V.I. Basic Value Fund,    Long-term growth of capital. Invests at least     Invesco Aim Advisors, Inc. adviser,
Series II Shares              65% of its total assets in equity securities of   advisory entities affiliated with
                              U.S. issuers that have market capitalizations of  Invesco Aim Advisors, Inc., greater than $500 million and are believed to be  subadvisers.
                              undervalued in relation to long-term earning
                              power or other factors. The fund may invest up
                              to 25% of its total assets in foreign
                              securities.
AIM V.I. Capital Development  Long-term growth of capital. Invests primarily    Invesco Aim Advisors, Inc. adviser,
Fund, Series II Shares        in securities (including common stocks,           advisory entities affiliated with
                              convertible securities and bonds) of small- and   Invesco Aim Advisors, Inc.,
                              medium-sized companies. The Fund may invest up    subadvisers.
                              to 25% of its total assets in foreign
                              securities.
AIM V.I. Core Equity Fund,    Growth of capital. Invests normally at least 80%  Invesco Aim Advisors, Inc.
Series II Shares              of its net assets, plus the amount of any
                              borrowings for investment purposes, in equity
                              securities, including convertible securities of
                              established companies that have long-term
                              above-average growth in earnings and dividends
                              and growth companies that are believed to have
                              the potential for above-average growth in
                              earnings and dividends. The Fund may invest up
                              to 25% of its total assets in foreign
                              securities.
AllianceBernstein VPS         Total return consistent with reasonable risk,     AllianceBernstein L.P.
Balanced Shares Portfolio     through a combination of income and longer-term
(Class B)                     growth of capital. Invests primarily in U.S.
                              government and agency obligations, bonds,
                              fixed-income and equity securities of non-U.S.
                              issuers (including short-and long-term debt
                              securities and preferred stocks to the extent
                              the Advisor deems best adapted to the current
                              economic and market out look), and common
                              stocks.
AllianceBernstein VPS Global  Long-term growth of capital. The Fund invests at  AllianceBernstein L.P.
Technology Portfolio (Class   least 80% of its net assets in securities of
B)                            companies that use technology extensively in the
                              development of new or improved products or
                              processes. Invests in a global portfolio of
                              securities of U.S. and foreign companies
                              selected for their growth potential.
AllianceBernstein VPS Growth  Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
and Income Portfolio (Class   in the equity securities of domestic companies
B)                            that the Advisor deems to be undervalued.
AllianceBernstein VPS Large   Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
Cap Growth Portfolio (Class   in equity securities of U.S. companies. Unlike
B)                            most equity funds, the Portfolio focuses on a
                              relatively small number of intensively
                              researched companies.
Fidelity(R) VIP               Long-term capital appreciation. Normally invests  Fidelity Management & Research Company
Contrafund(R) Portfolio       primarily in common stocks. Invests in            (FMR), investment manager; FMR U.K. and
Service Class 2               securities of companies whose value it believes   FMR Far East, sub-advisers.
                              is not fully recognized by the public. Invests
                              in either "growth" stocks or "value" stocks or
                              both. The fund invests in domestic and foreign
                              issuers.


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  14  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Fidelity(R) VIP Growth        Achieve capital appreciation. Normally invests    Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks. Invests in companies  (FMR), investment manager; FMR U.K.,
                              that it believes have above-average growth        FMR Far East, sub-advisers.
                              potential (stocks of these companies are often
                              called "growth" stocks). The Fund invests in
                              domestic and foreign issuers.
Fidelity(R) VIP Mid Cap       Long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks. Normally invests at   (FMR), investment manager; FMR U.K.,
                              least 80% of assets in securities of companies    FMR Far East, sub-advisers.
                              with medium market capitalizations. May invest
                              in companies with smaller or larger market
                              capitalizations. Invests in domestic and foreign
                              issuers. The Fund invests in either "growth" or
                              "value" common stocks or both.
Fidelity(R) VIP Overseas      Long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks of foreign             (FMR), investment manager; FMR U.K.,
                              securities. Normally invests at least 80% of      FMR Far East, Fidelity International
                              assets in non-U.S. securities.                    Investment Advisors (FIIA) and FIIA
                                                                                U.K., sub-advisers.
FTVIPT Franklin Global Real   High total return. The Fund normally invests at   Franklin Templeton Institutional, LLC
Estate Securities             least 80% of its net assets in investments of
Fund - Class 2                companies located anywhere in the world that
                              operate in the real estate sector and normally
                              invests predominantly in equity securities.
FTVIPT Franklin Small Cap     Long-term total return. The Fund normally         Franklin Advisory Services, LLC
Value Securities              invests at least 80% of its net assets in
Fund - Class 2                investments of small capitalization companies,
                              and normally invests predominantly in equity
                              securities. The Fund invests mainly in equity
                              securities of companies that the manager
                              believes are undervalued.
FTVIPT Franklin Small-Mid     Long-term capital growth. The Fund normally       Franklin Advisers, Inc.
Cap Growth Securities         invests at least 80% of its net assets in
Fund - Class 2                investments of small capitalization and mid
                              capitalization companies and normally invests
                              predominantly in equity securities.
FTVIPT Mutual Shares          Capital appreciation, with income as a secondary  Franklin Mutual Advisers, LLC
Securities Fund - Class 2     goal. The Fund normally invests primarily in
                              equity securities of companies that the manager
                              believes are undervalued. The Fund also invests,
                              to a lesser extent in risk arbitrage securities
                              and distressed companies.
FTVIPT Templeton Foreign      Long-term capital growth. The Fund normally       Templeton Investment Counsel, LLC
Securities Fund - Class 2     invests at least 80% of its net assets in
                              investments of issuers located outside the U.S.,
                              including those in emerging markets, and
                              normally invests predominantly in equity
                              securities.
MFS(R) Investors Growth       Capital appreciation. Normally invests at least   MFS Investment Management(R)
Stock Series - Service Class  80% of the fund's net assets in equity securities of companies MFS believes to have
                              above average earnings growth potential compared
                              to other companies (growth companies). Growth
                              companies tend to have stock prices that are
                              high relative to their earnings, dividends, book
                              value, or other financial measures. The Fund
                              generally focuses on companies with large
                              capitalizations.


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   15

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
MFS(R) New Discovery          Capital appreciation. Invests in stocks of        MFS Investment Management(R)
Series - Service Class        companies MFS believes to have above average
                              earnings growth potential compared to other
                              companies (growth companies). Growth companies
                              tend to have stock prices that are high relative
                              to their earnings, dividends, book value, or
                              other financial measures. The Fund generally
                              focuses on companies with small capitalizations.
MFS(R) Total Return           Total return. Invests primarily in equity and     MFS Investment Management(R)
Series - Service Class        fixed income securities. MFS invests between 40%
                              and 75% of the fund's net assets in equity
                              securities and at least 25% of the fund's total
                              assets in fixed-income senior securities.
MFS(R) Utilities Series -     Total return. Normally invests at least 80% of    MFS Investment Management(R)
Service Class                 the fund's net assets in securities of issuers
                              in the utilities industry. The Fund's assets may
                              be invested in companies of any size.
Oppenheimer Capital           Capital appreciation by investing in securities   OppenheimerFunds, Inc.
Appreciation Fund/VA,         of well-known, established companies.
Service Shares
Oppenheimer Global            Long-term capital appreciation. Invests mainly    OppenheimerFunds, Inc.
Securities Fund/VA, Service   in common stocks of U.S. and foreign issuers
Shares                        that are "growth-type" companies, cyclical
                              industries and special situations that are
                              considered to have appreciation possibilities.
Oppenheimer High Income       High level of current income. Invests in          OppenheimerFunds, Inc.
Fund/VA, Service Shares       high-yield fixed-income securities.
Oppenheimer Main Street       Capital appreciation. Invests mainly in common    OppenheimerFunds, Inc.
Small Cap Fund/VA, Service    stocks of small-capitalization U.S. companies
Shares                        that the fund's investment manager believes have
                              favorable business trends or prospects.
Oppenheimer Strategic Bond    High level of current income principally derived  OppenheimerFunds, Inc.
Fund/VA, Service Shares       from interest on debt securities. Invests mainly
                              in three market sectors: debt securities of
                              foreign governments and companies, U.S.
                              government securities and lower-rated high yield
                              securities of U.S. and foreign companies.
Putnam VT Growth and Income   Capital growth and current income. The fund       Putnam Investment Management, LLC
Fund - Class IB Shares        pursues its goal by investing mainly in common
                              stocks of U.S. companies, with a focus on value
                              stocks that offer the potential for capital
                              growth, current income or both.
Putnam VT International       Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Equity Fund - Class IB        by investing mainly in common stocks of
Shares                        companies outside the United States that Putnam
                              Management believes have favorable investment
                              potential. Under normal circumstances, the fund
                              invests at least 80% of its net assets in equity
                              investments.


--------------------------------------------------------------------------------
  16  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Putnam VT Research            Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Fund - Class IB Shares        by investing mainly in common stocks of U.S.
                              companies that Putnam Management thinks have the
                              greatest potential for capital appreciation with
                              stock prices that reflect a value lower than
                              that which Putnam Management places on the
                              company, or whose earnings Putnam Management
                              believes are likely to grow over time.
Putnam VT Vista Fund - Class  Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
IB Shares                     by investing mainly in common stocks of U.S.
                              companies, with a focus on growth stocks.
RidgeWorth Variable Trust     Long-term capital appreciation with current       RidgeWorth Capital Management, Inc.,
Large Cap Core Equity Fund    income as a secondary goal. Under normal          adviser, IronOak Advisors LLC,
(previously STI Classic       circumstances, the Fund invests at least 80% of   subadviser.
Variable Trust Large Cap      its net assets in large cap companies. The
Core Equity Fund)             Adviser considers large cap companies to be
                              companies with market capitalizations of at
                              least $3 billion. The Fund invests primarily in
                              common stocks and other U.S. traded equity
                              securities, which may include listed American
                              Depositary Receipts ("ADRs").
RidgeWorth Variable Trust     Capital appreciation. Under normal                RidgeWorth Capital Management, Inc.,
Large Cap Growth Stock Fund   circumstances, the Fund invests at least 80% of   adviser, Silvant Capital Management
(previously STI Classic       its net assets in large cap companies. The        LLC, subadviser.
Variable Trust Large Cap      Adviser considers large cap companies to be
Growth Stock Fund)            companies with market capitalizations of at
                              least $3 billion. The Fund invests primarily in
                              common stocks and other U.S. traded equity
                              securities, which may include lists American
                              Depository Receipts ("ADRs"). The Fund may
                              invest in mid-cap stocks.
RidgeWorth Variable Trust     Capital appreciation with current income as a     RidgeWorth Capital Management, Inc.,
Large Cap Value Equity Fund   secondary goal. Under normal circumstances, the   adviser, Ceredex Value Advisors LLC,
(previously STI Classic       Fund invests at least 80% of its net assets in    subadviser.
Variable Trust Large Cap      common stocks and other U.S. traded equity
Value Equity Fund)            securities of large cap companies. U.S. traded
                              equity securities may include listed American
                              Depositary Receipts ("ADRs"). The Adviser
                              considers large cap companies to be companies
                              with market capitalizations of at least $3
                              billion. In selecting investments for the Fund,
                              the Adviser primarily chooses companies that
                              have a history of paying regular dividends. The
                              Adviser focuses on dividend-paying stocks that
                              trade below their historical value. The
                              Adviser's "bottom-up" approach to stock
                              selection emphasizes individual stocks over
                              economic trends using fundamental research to
                              identify positive catalysts for change.
RidgeWorth Variable Trust     Capital appreciation. Under normal                RidgeWorth Capital Management, Inc.,
Mid-Cap Core Equity Fund      circumstances, Fund invests at least 80% of its   adviser, IronOak Advisors LLC,
(previously STI Classic       net assets in common stocks and other U.S.        subadviser.
Variable Trust Mid-Cap Core   traded equity securities of mid-cap companies.
Equity Fund)                  U.S. traded equity securities may include listed
                              American Depositary Receipts ("ADRs"). The
                              Adviser considers mid-cap companies to be
                              companies with market capitalizations similar to
                              those of companies in the Russell Midcap(R)
                              Index.


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   17

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RidgeWorth Variable Trust     Capital appreciation. Under normal                RidgeWorth Capital Management, Inc.,
Small Cap Value Equity Fund   circumstances, the Fund invests at least 80% of   adviser, Ceredex Value Advisors LLC,
(previously STI Classic       its net assets in U.S. traded equity securities   subadviser.
Variable Trust Small Cap      of small cap companies. U.S. traded equity
Value Equity Fund)            securities may include listed American
                              Depositary Receipts ("ADRs"). The Adviser
                              considers small cap companies to be companies
                              with market capitalizations below $3 billion.
RVST RiverSource Partners     Long-term capital appreciation. Under normal      RiverSource Investments, LLC, adviser;
Variable Portfolio - Small    market conditions, at least 80% of the Fund's     River Road Asset Management, LLC,
Cap Value Fund (previously    net assets will be invested in small cap          Donald Smith & Co., Inc., Franklin
RiverSource Variable          companies with market capitalization, at the      Portfolio Associates LLC, Barrow,
Portfolio - Small Cap Value   time of investment, of up to $2.5 billion or      Hanley, Mewhinney & Strauss, Inc. and
Fund)                         that fall within the range of the Russell         Denver Investment Advisors LLC,
                              2000(R) Value Index. The Fund may invest up to    subadvisers.
                              25% of its net assets in foreign investments.
RVST RiverSource Variable     Maximum current income consistent with liquidity  RiverSource Investments, LLC
Portfolio - Cash Management   and stability of principal. Invests primarily in
Fund                          money market instruments, such as marketable
                              debt obligations issued by corporations or the
                              U.S. government or its agencies, bank
                              certificates of deposit, bankers' acceptances,
                              letters of credit, and commercial paper,
                              including asset-backed commercial paper.
RVST RiverSource Variable     High level of current income while attempting to  RiverSource Investments, LLC
Portfolio - Diversified Bond  conserve the value of the investment for the
Fund                          longest period of time. Under normal market
                              conditions, the Fund invests at least 80% of its
                              net assets in bonds and other debt securities.
                              At least 50% of the Fund's net assets will be
                              invested in securities like those included in
                              the Lehman Brothers Aggregate Bond Index
                              (Index), which are investment grade and
                              denominated in U.S. dollars. The Index includes
                              securities issued by the U.S. government,
                              corporate bonds, and mortgage- and asset-backed
                              securities. Although the Fund emphasizes high-
                              and medium-quality debt securities, it will
                              assume some credit risk to achieve higher yield
                              and/or capital appreciation by buying
                              lower-quality (junk) bonds. The Fund may invest
                              up to 25% of its net assets in foreign
                              investments, which may include instruments in
                              emerging markets.
RVST RiverSource Variable     High level of current income and, as a secondary  RiverSource Investments, LLC
Portfolio - Diversified       goal, steady growth of capital. Under normal
Equity Income Fund            market conditions, the Fund invests at least 80%
                              of its net assets in dividend- paying common and
                              preferred stocks. The Fund may invest up to 25%
                              of its net assets in foreign investments.
RVST RiverSource Variable     Long-term capital growth. Invests primarily in    RiverSource Investments, LLC
Portfolio - Growth Fund       common stocks and securities convertible into
                              common stocks that appear to offer growth
                              opportunities. These growth opportunities could
                              result from new management, market developments,
                              or technological superiority. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.


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  18  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Variable     Capital appreciation. Under normal market         RiverSource Investments, LLC
Portfolio - Large Cap Equity  conditions, the Fund invests at least 80% of its
Fund                          net assets in equity securities of companies
                              with market capitalization greater than $5
                              billion at the time of purchase. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.
RVST RiverSource Variable     Long-term capital appreciation. The Fund seeks    RiverSource Investments, LLC
Portfolio - S&P 500 Index     to provide investment results that correspond to
Fund                          the total return (the combination of
                              appreciation and income) of large-capitalization
                              stocks of U.S. companies. The Fund invests in
                              common stocks included in the Standard & Poor's
                              500 Composite Stock Price Index (S&P 500). The
                              S&P 500 is made up primarily of
                              large-capitalization companies that represent a
                              broad spectrum of the U.S. economy.
RVST RiverSource Variable     High level of current income and safety of        RiverSource Investments, LLC
Portfolio - Short Duration    principal consistent with investment in U.S.
U.S. Government Fund          government and government agency securities.
                              Under normal market conditions, at least 80% of
                              the Fund's net assets are invested in securities
                              issued or guaranteed as to principal and
                              interest by the U.S. government, its agencies or
                              instrumentalities.


GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.


You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not offered after annuity payouts begin.



Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.



The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine these future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.



You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the one-year fixed account.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   19

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.


We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:


- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)


We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the guarantee period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.


When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:

            IF YOUR GPA RATE IS:               THE MVA IS:
 Less than the new GPA rate + 0.10%             Negative
 Equal to the new GPA rate + 0.10%              Zero
 Greater than the new GPA rate + 0.10%          Positive

GENERAL EXAMPLES

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

--------------------------------------------------------------------------------
  20  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                       1 + I
      EARLY WITHDRAWAL AMOUNT X [(  ------------ )(N/12)  - 1] = MVA
                                    1 + J + .001

      Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                (rounded up).

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = -$39.84
                      1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = $27.61
                      1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%. (See "Charges
 -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   21
increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

BUYING YOUR CONTRACT

New contracts are not currently being offered.

We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

- GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

- how you want to make purchase payments;

- the optional MAV death benefit(2);

- the optional EDB(2);

- the optional GMIB - MAV rider(3);

- the optional GMIB - 6% Rising Floor rider(3);

- the optional PCR(3);


- the optional Benefit Protector(R) Death Benefit(4);



- the optional Benefit Protector(R) Plus Death Benefit(4);


- the length of the withdrawal charge schedule (5 or 7 years)(5); and

- a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

(2) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector(R) or Benefit Protector(R) Plus. May not be available in all states.

(3) If you select the PCR, you cannot add a GMIB rider. The GMIB is available if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit. May not be available in all states.
(4) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.
(5) The five-year withdrawal charge schedule may not be available in all states.

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.

The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:

FOR CONTRACTS WITH APPLICATIONS
SIGNED PRIOR TO
JUNE 16, 2003:                      No restrictions on the amount of purchase
                                    payments allocated to the GPAs or the
                                    one-year fixed account (if available).

FOR CONTRACTS WITH APPLICATIONS
SIGNED ON OR AFTER
JUNE 16 THROUGH DEC. 4, 2003:       The amount of any purchase payment allocated
                                    to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment.

                                    This 30% limit will not apply if you
                                    establish a dollar cost averaging
                                    arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the

--------------------------------------------------------------------------------
  22  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
                                    rules of an asset allocation model portfolio program available under the contract, if any.

FOR CONTRACTS WITH APPLICATIONS
SIGNED ON OR AFTER
DEC. 5, 2003:                       In certain states where we offer GPAs that
                                    do not require payment of a statutory
                                    minimum guaranteed interest rate, the amount of any purchase payment allocated to one-year fixed account cannot exceed 30% of the purchase payment. The amount of any purchase payment allocated to the GPAs is not subject to this 30% limit. Please consult your investment professional to see if these restrictions apply in your state.
                                    In all other states, the amount of any
                                    purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. We reserve the right to further limit purchase payment allocations to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

                                    In all states, the 30% limit will not apply if you establish an automated dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

There are no restrictions on allocations of purchase payments to the subaccounts.


We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our corporate office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.



You may make monthly payments to your contract under a systematic investment plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.


In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to the maximum age or date described below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or other such date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   23

BENEFICIARY


We will pay the death benefit to your named beneficiary if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS

  If paying by SIP:

     $50 initial payment.

     $50 for additional payments.

  If paying by any other method:

     $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.

     $2,000 initial payment for contracts issued in all other states.

     $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

     $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER


Send your check along with your name and contract number to our corporate office.


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)

For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and the subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should

--------------------------------------------------------------------------------
  24 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the one-year fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.


These fees are based on the death benefit guarantee, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

                                                                QUALIFIED ANNUITIES                       NONQUALIFIED ANNUITIES
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE
 ROP death benefit                                                     0.85%                                       1.10%
 MAV death benefit(1),(2)                                              1.05                                        1.30
 EDB(1)                                                                1.15                                        1.40
FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
 ROP death benefit                                                     1.15                                        1.40
 MAV death benefit(1),(2)                                              1.35                                        1.60
 EDB(1)                                                                1.45                                        1.70


(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector(R) and Benefit Protector(R) Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   25
or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed below, will cover sales and distribution expenses.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select. (In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to a MVA. (See "The Guarantee Period Accounts -- Market Value Adjustment
(MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a seven-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value; and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most

--------------------------------------------------------------------------------
  26 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

                        (ACV - XSF)
    PPW   =   XSF   +   -----------   X   (PPNPW - XSF)
                        (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the schedule you selected:

                    SEVEN-YEAR SCHEDULE                     FIVE-YEAR SCHEDULE(1)
           YEARS FROM PURCHASE  WITHDRAWAL CHARGE   YEARS FROM PURCHASE  WITHDRAWAL CHARGE
             PAYMENT RECEIPT       PERCENTAGE         PAYMENT RECEIPT       PERCENTAGE
                    1                   8%                   1                   8%
                    2                   8                    2                   7
                    3                   7                    3                   6
                    4                   7                    4                   4
                    5                   6                    5                   2
                    6                   5               Thereafter               0
                    7                   3
                  Thereafter            0


(1) The five-year withdrawal charge schedule may not be available in all states.


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.


Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract is a qualified annuity with a seven-year withdrawal schedule, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. For a nonqualified annuity with a seven-year withdrawal schedule, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. If the original contract is a qualified annuity with a five-year withdrawal schedule, the discount rate we use in the calculation will be 5.16% if the assumed investment rate is 3.5% and 6.66% if the assumed investment rate is 5%. For a nonqualified annuity with a five-year withdrawal schedule, the discounted rate will be 5.41% if the assumed investment rate is 3.5% and 6.91% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:


- We receive these payments



  - $10,000 initial; and



  - $8,000 on the seventh contract anniversary; and



  - $6,000 on the eighth contract anniversary; and



- You withdraw the contract for its total withdrawal value of $38,101 during the eleventh contract year and make no other withdrawals during that contract year; and



- The prior anniversary contract value is $38,488.


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             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   27

WITHDRAWAL
  CHARGE     EXPLANATION
   $  0      $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0      $10,252.20 is contract earnings in excess of the 10% TFA
             withdrawal amount withdrawn without withdrawal charge; and
      0      $10,000 initial purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
    560      $8,000 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and
    420      $6,000 purchase payment is in its third year from receipt
             withdrawn with a 7% withdrawal charge.
   ----
   $980


Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:


WITHDRAWAL
  CHARGE     EXPLANATION
   $  0      $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0      $10,252.20 is contract earnings in excess of the 10% TFA
             withdrawal amount withdrawn without withdrawal charge; and
      0      $10,000 initial purchase payment was received six or more
             years before withdrawal and is withdrawn without withdrawal charge; and
    320      $8,000 purchase payment is in its fourth year from receipt, withdrawn with a 4% withdrawal charge; and
    360      $6,000 purchase payment is in its third year from receipt
             withdrawn with a 6% withdrawal charge.
   ----
   $680


WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period;* and

- death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract - Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

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  28  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE

We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is 0.55% of the adjusted contract value(1). The fee for GMIB - 6% Rising Floor is 0.75% of the adjusted contract value(1). Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.


We calculate the fee as follows:

      GMIB - MAV              0.55% X (CV + ST - FAV)
      GMIB - 6% RISING FLOOR  0.75% X (CV + ST - FAV)

   CV = contract value on the contract anniversary

    ST = transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary.

   FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.

EXAMPLE


- You purchase the contract with a payment of $50,000 and allocate all of your payment to the subaccounts.



- During the first contract year your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.



- On the first contract anniversary the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.


- The GMIB fee for:

       GMIB - MAV is 0.55%; and

       GMIB - 6% RISING FLOOR is 0.75%.

  We calculate the charge as follows:
       Contract value on the contract anniversary:                    $73,250
       plus transfers from the subaccounts to the one-year fixed      +15,000
       account in the six months before the contract anniversary:
       minus the value of the one-year fixed account on the           -15,250
       contract anniversary:                                          -------
                                                                      $73,000
  The GMIB fee charged to you:
       GMIB - MAV           (0.55% X $73,000) =                       $401.50
       GMIB - 6% RISING FLOOR  (0.75% X $73,000) =                    $547.50

(1) For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB - MAV 0.30%, and GMIB - 6% Rising Floor -- 0.45%.

PERFORMANCE CREDIT RIDER (PCR) FEE

We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   29

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.


OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

- plus any purchase payment credits allocated to the GPAs and the one-year fixed account;

- plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider - MAV;

  - Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

  - Performance Credit rider;


  - Benefit Protector(R) rider; and/or



  - Benefit Protector(R) Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, the withdrawal charge or fee for any optional contract riders (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.
--------------------------------------------------------------------------------
  30  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

We determine the net investment factor by:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways - in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider - MAV;

  - Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

  - Performance Credit rider;


  - Benefit Protector(R) rider; and/or



  - Benefit Protector(R) Plus rider.


Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   31

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                      NUMBER
BY INVESTING AN EQUAL NUMBER                                      AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...                   MONTH                INVESTED                 UNIT VALUE                 PURCHASED
                                             Jan                   $100                      $20                       5.00
                                             Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price is low
....                           ARROW
                                             Mar                    100                       17                       5.88
                                             Apr                    100                       15                       6.67
                                             May                    100                       16                       6.25
                                             Jun                    100                       18                       5.56
                                             Jul                    100                       17                       5.88
and fewer units
when the per unit
market price is high.         ARROW
                                             Aug                    100                       19                       5.26
                                             Sept                   100                       21                       4.76
                                             Oct                    100                       20                       5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, the one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfer. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account of a different duration and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation


(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.
--------------------------------------------------------------------------------
  32 RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see "Transfer policies"). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

TRANSFERRING AMONG ACCOUNTS

You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:

FOR CONTRACTS WITH APPLICATIONS
SIGNED PRIOR TO
JUNE 16, 2003:                      It is our general policy to allow you to
                                    transfer contract values from the one-year
                                    fixed account to the subaccounts or the GPAs
                                    once a year on or
--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   33
                                    within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Currently, we have removed this restriction and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

FOR CONTRACTS WITH APPLICATIONS
SIGNED ON OR AFTER
JUNE 16 THROUGH DEC. 4, 2003:       You may transfer contract values from the
                                    one-year fixed account to the subaccounts or GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the GPAs or the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. Total transfers out of the GPAs and one-year fixed account in any contract year are limited to 30% of the total value of the GPAs and one-year fixed account at the beginning of the contract year or $10,000, whichever is greater.

FOR CONTRACTS WITH APPLICATIONS
SIGNED ON OR AFTER
DEC. 5, 2003:                       You may transfer contract values from the
                                    one-year fixed account to the subaccounts or GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account in total being greater than 30% of the contract value. We reserve the right to further limit transfers to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. Total transfers out of the one-year fixed account in any contract year are limited to 30% of the one-year fixed account value at the beginning of the contract year or $10,000, whichever is greater.

Transfers from the one-year fixed account are not subject to an MVA.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts, and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND
--------------------------------------------------------------------------------
  34  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under an automatic transfer program to exclude a restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   35

IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474
MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

- For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

--------------------------------------------------------------------------------
  36  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance
Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay charges (see
"Charges -- Withdrawal Charge") or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your GPAs, the one-year fixed account and/or the subaccounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each GPA, the one-year fixed account and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   37

TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:


  - you are at least age 59 1/2; or



  - you are disabled as defined in the Code; or



  - you severed employment with the employer who purchased the contract; or



  - the distribution is because of your death; or



  - effective Jan. 1, 2009, the distribution is due to plan termination; or



  - effective Jan. 1, 2009, you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector(R) Plus Death Benefit Rider, the riders will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

- Return of Purchase Payments death benefit (ROP);

- Maximum Anniversary Value death benefit (MAV); and

- Enhanced Death Benefit (EDB).

--------------------------------------------------------------------------------
  38  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect either the MAV death benefit or the EDB. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1. contract value; or

2. total purchase payments plus purchase payments credits minus adjusted partial withdrawals.

  ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH          =   PW X DB
    BENEFIT                                                          ------------
                                                                     CV

  PW = the partial withdrawal including any applicable MVA or withdrawal charge.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE


- You purchase the contract with a payment of $20,000.



- On the first contract anniversary you make an additional purchase payment of $5,000.



- During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.



- During the third contract year the contract value grows to $23,000.



  We calculate the ROP death benefit as follows:
  Contract value at death:                                                                    $23,000.00
                                                                                              ----------
  Purchase payments and purchase payment credits minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                                $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------
  ROP death benefit, calculated as the greatest of these two values:                          $23,295.45


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If the MAV death benefit is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit, you may not cancel it. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the MAV on the date of death.

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   39

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE


- You purchase the contract with a payment of $20,000.



- On the first contract anniversary the contract value grows to $24,000.



- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.



  We calculate the MAV death benefit as follows:
  Contract value at death:                                                                    $20,500.00
                                                                                              ----------
  Purchase payments and purchase payment credits minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                                $20,000.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $20,000
         ----------------  =                                                                   -1,363.64
             $22,000                                                                          ----------
         for a death benefit of:                                                              $18,636.36
                                                                                              ----------
  The MAV immediately preceding the date of death:
         Greatest of your contract anniversary contract values:                               $24,000.00
         plus purchase payments and purchase payment credits made since that anniversary:          +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $24,000
         ----------------  =                                                                   -1,636.36
             $22,000                                                                          ----------
         for a death benefit of:                                                              $22,363.64
                                                                                              ----------
  The MAV death benefit, calculated as the greatest of these three values, which is the       $22,363.64
    MAV:


ENHANCED DEATH BENEFIT

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with EDB. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB rider to your contract at the time of purchase. If you choose to add a GMIB to your contract, you must elect either the MAV death benefit or the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values, less any purchase payment credits added in the last 12 months:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%,

- plus any subsequent amounts allocated to the subaccounts,

- minus adjusted transfers and partial withdrawals from the subaccounts.

--------------------------------------------------------------------------------
  40  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                  PWT X VAF
  5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS   =   ---------------
                                                                  SV

  PWT   =   the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge and MVA) from the subaccounts.
  VAF   =   variable account floor on the date of (but prior to) the
            transfer or partial withdrawal.
   SV   =   value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.



- On the first contract anniversary the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200.



- During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.



  The death benefit is calculated as follows:
  Contract value at death:                                                                    $22,800.00
                                                                                              ----------
  Purchase payments and purchase payment credits minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                                $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =
             $24,300                                                                           -1,543.21
                                                                                              ----------
         for a return of purchase payments death benefit of:                                  $23,456.79
                                                                                              ----------
  The MAV immediately preceding the date of death:
         Greatest of your contract anniversary contract values:                               $25,000.00
         plus purchase payments and purchase payment credits made since the prior
         anniversary:                                                                              +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 X $25,000
         ----------------  =
             $24,300                                                                           -1,543.21
                                                                                              ----------
         for a MAV death benefit of:                                                          $23,456.79
                                                                                              ----------
  The 5% rising floor:
         The variable account floor on the first contract anniversary, calculated as: 1.05
         x $20,000 =                                                                          $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =
             $19,000                                                                          -$1,657.89
                                                                                              ----------
         variable account floor benefit:                                                      $19,342.11
         plus the one-year fixed account value:                                                +5,300.00
         5% rising floor (value of the GPAs, one-year fixed account and the variable
         account floor):                                                                      $24,642.11
                                                                                              ----------
  EDB, calculated as the greatest of these three values, which is the 5% rising floor:        $24,642.11


IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   41

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector(R) Plus rider, if selected, will terminate. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


- Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector(R) Plus rider, if selected, will terminate. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

- you must hold the GMIB for 7 years,


- the GMIB rider terminates* 30 days following the contract anniversary after the annuitant's 86th birthday,


- you can only exercise the GMIB within 30 days after a contract anniversary, and

- there are additional costs associated with the rider.


* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see

--------------------------------------------------------------------------------
  42  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

"Taxes -- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.

The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.

In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.


INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in RiverSource Variable Portfolio -- Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.


YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:

- GMIB - Maximum Anniversary Value (MAV); or

- GMIB - 6% Rising Floor.

GMIB - MAV
GMIB BENEFIT BASE:

If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the MAV.

MAV is a value we calculate on the first contract anniversary as the highest of:
(a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB - MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

  PMT X CVG
  ---------
  ECV

     PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.

     CVG = current contract value at the time you exercise the GMIB - MAV.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   43

EXERCISING THE GMIB - MAV:

- you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity -- no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity -- no refund

- You may change the annuitant for the payouts.

When you exercise your GMIB - MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.05

 Pt-1   = prior annuity payout
 Pt     = current annuity payout
 i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - MAV:

- You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

- You may terminate the GMIB - MAV any time after the seventh rider anniversary.

- The GMIB - MAV will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.


- The GMIB - MAV will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


EXAMPLE


- You purchase the contract during the 2004 calendar year with a payment of $100,000 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.


- There are no additional purchase payments and no partial withdrawals.

--------------------------------------------------------------------------------
  44  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                               GMIB
ANNIVERSARY                                                     CONTRACT VALUE    PURCHASE PAYMENTS      MAV       BENEFIT BASE
 1                                                                 $107,000           $101,000         $107,000
 2                                                                  125,000            101,000          125,000
 3                                                                  132,000            101,000          132,000
 4                                                                  150,000            101,000          150,000
 5                                                                   85,000            101,000          150,000
 6                                                                  120,000            101,000          150,000
 7                                                                  138,000            101,000          150,000      $150,000
 8                                                                  152,000            101,000          152,000       152,000
 9                                                                  139,000            101,000          152,000       152,000
 10                                                                 126,000            101,000          152,000       152,000
 11                                                                 138,000            101,000          152,000       152,000
 12                                                                 147,000            101,000          152,000       152,000
 13                                                                 163,000            101,000          163,000       163,000
 14                                                                 159,000            101,000          163,000       163,000
 15                                                                 215,000            101,000          215,000       215,000

NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                                            MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                                PLAN A -            PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                    GMIB                  LIFE ANNUITY --    LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                                BENEFIT BASE                 NO REFUND       TEN YEARS CERTAIN    ANNUITY -- NO REFUND
 10                               $152,000 (MAV)                        $  784.32           $  763.04              $627.76
 15                                215,000 (Contract Value = MAV)        1,268.50            1,210.45               982.55

The payouts above are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                                PLAN A -            PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                                          LIFE ANNUITY --    LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                                        CONTRACT VALUE       NO REFUND       TEN YEARS CERTAIN    ANNUITY -- NO REFUND
 10                                                   $126,000          $  650.16           $  632.52              $520.38
 15                                                    215,000           1,268.50            1,210.45               982.55

In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   45

GMIB - 6% RISING FLOOR
GMIB BENEFIT BASE:

If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the 6% rising floor.

6% RISING FLOOR: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

- the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%;

- plus any subsequent amounts allocated to the subaccounts; and

- minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

- subtract each payment adjusted for market value from the contract value.

- subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

  PMT X CVG
  ---------
  ECV

     PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

     CVG = current contract value at the time you exercise the GMIB.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

  PMT X (1.06)(CY)

     CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:

- you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity -- no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity -- no refund

- You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

--------------------------------------------------------------------------------
  46  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.05

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - 6% RISING FLOOR:

- You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

- You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

- The GMIB - 6% Rising Floor will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.


- The GMIB - 6% Rising Floor will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


EXAMPLE


- You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all of your purchase payment to the subaccounts.


- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   47

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                                 GMIB
ANNIVERSARY                                                CONTRACT VALUE    PURCHASE PAYMENTS    6% RISING FLOOR    BENEFIT BASE
 1                                                            $107,000           $100,000            $106,000
 2                                                             125,000            100,000             112,360
 3                                                             132,000            100,000             119,102
 4                                                             150,000            100,000             126,248
 5                                                              85,000            100,000             133,823
 6                                                             120,000            100,000             141,852
 7                                                             138,000            100,000             150,363          $150,363
 8                                                             152,000            100,000             159,388           159,388
 9                                                             139,000            100,000             168,948           168,948
 10                                                            126,000            100,000             179,085           179,085
 11                                                            138,000            100,000             189,830           189,830
 12                                                            147,000            100,000             201,220           201,220
 13                                                            215,000            100,000             213,293           215,000
 14                                                            234,000            100,000             226,090           234,000
 15                                                            240,000            100,000             239,655           240,000

NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                                            MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                                PLAN A -            PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                      GMIB                LIFE ANNUITY --    LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                                  BENEFIT BASE               NO REFUND       TEN YEARS CERTAIN    ANNUITY -- NO REFUND
 10                                  $179,085   (6% Rising Floor)       $  872.14           $  850.65             $  691.27
 15                                   240,000   (Contract Value)         1,346.40            1,286.40              1,034.40

The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                                PLAN A -            PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                           CONTRACT       LIFE ANNUITY --    LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                                            VALUE            NO REFUND       TEN YEARS CERTAIN    ANNUITY -- NO REFUND
 10                                                   $126,000          $  650.16           $  632.52             $  520.38
 15                                                    240,000           1,416.00            1,351.20              1,096.80

In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.
--------------------------------------------------------------------------------
  48  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select either GMIB rider option.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.


INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the RiverSource Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.


TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

                                                  PW X TV
  TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS   =   ---------------
                                                  CV

  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  TV = the target value on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

OPTION A) You may choose to accept a PCR credit to your contract equal to:

  5% X (PP - PCRPW - PP5)

      PP = total purchase payments and purchase payment credits.

   PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix A.

     PP5 = purchase payments and purchase payment credits made in the prior five years.
       We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

OPTION B)You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   49

TERMINATING THE PCR

- You may terminate the PCR within 30 days following the first rider anniversary.

- You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

- The PCR will terminate on the date:

  - you make a full withdrawal from the contract,

  - that a death benefit is payable, or

  - you choose to begin taking annuity payouts.

EXAMPLE


- You purchase the contract with a payment of $100,000 and we add a $1,000 purchase payment credit to the contract


- There are no additional purchase payments and no partial withdrawals


- On the tenth contract anniversary, the contract value is $200,000



- We determine the target value on the tenth contract anniversary as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 X (1.072)(10) = $101,000 X 2.00423 = $202,427.


  Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

  5% X (PP - PCRPW - PP5) = 0.05 X ($101,000 - 0 - 0) = $5,050.


  After application of the PCR credit, your total contract value would be $205,050.



- During the eleventh contract year, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on the tenth contract anniversary ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to determine your monthly annuity payout amount.



- If you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on the tenth contract anniversary with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on the twentieth contract anniversary.



BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)



The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Benefit Protector is not available with the EDB.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) to your contract. You must elect the Benefit Protector(R) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(R) Plus Rider. We reserve the right to discontinue offering the Benefit Protector(R) for new contracts.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.


The Benefit Protector(R) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary, plus:


- the applicable death benefit,

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.


EARNINGS AT DEATH: for purposes of the Benefit Protector(R) and Benefit Protector(R) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.


--------------------------------------------------------------------------------
  50  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE BENEFIT PROTECTOR(R)


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


EXAMPLE OF THE BENEFIT PROTECTOR(R)



- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.



- During the first contract year the contract value grows to $105,000. The death benefit under the MAV death benefit equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(R) does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

     MAV death benefit (contract value):                       $110,000
     plus the Benefit Protector(R) benefit which equals 40%
     of earnings
     at death (MAV death benefit minus payments not
     previously withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
- On the second anniversary date the contract value falls to
  $105,000. The death benefit equals:
     MAV death benefit (MAV):                                  $110,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000



- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges of $50,000. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:

     MAV death benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector(R) benefit (40% of earnings
     at death):
     0.40 X ($57,619 - $55,000) =                                +1,048
                                                               --------
  Total death benefit of:                                       $58,667



- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit during the third contract year. The reduction in contract value has no effect.



- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:

     MAV death benefit (contract value):                       $200,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death,
     up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)       +55,000
                                                               --------
  Total death benefit of:                                      $255,000



- During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) value. The death benefit equals:

     MAV death benefit (contract value less any purchase
     payment credits added in the last 12 months):             $249,500
     plus the Benefit Protector(R) benefit (40% of earnings
     at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)                                                       +55,000
                                                               --------
  Total death benefit of:                                      $304,500


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   51

- During the eleventh contract year the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector(R) changes. The death benefit equals:

     MAV death benefit (contract value):                       $250,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)
     0.40 X ($250,000 - $105,000) =                             +58,000
                                                               --------
  Total death benefit of:                                      $308,000



IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(R) Death Benefit Rider within 30 days of the date they elect to continue the contract.



NOTE: For special tax considerations associated with the Benefit Protector(R), see "Taxes."



BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS)



The Benefit Protector(R) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(R) rider during the second rider year. Benefit Protector(R) Plus is not available with the EDB.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) Plus to your contract. You must elect the Benefit Protector(R) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector(R) Rider. We reserve the right to discontinue offering the Benefit Protector(R) Plus for new contracts.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(R) Plus is appropriate for your situation.



The Benefit Protector(R) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:



- the benefits payable under the Benefit Protector(R) described above, plus:


- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND THE ANNUITANT ARE    PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                        0%                                          0%
 Three and Four                    10%                                       3.75%
 Five or more                      20%                                        7.5%


Another way to describe the benefits payable under the Benefit Protector(R) Plus rider is as follows:


- the applicable death benefit (see "Benefits in Case of Death"), plus:

                              IF YOU AND THE ANNUITANT ARE UNDER
CONTRACT YEAR           AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             40% x earnings at death (see above)
 Three and Four  40% x (earnings at death + 25% of initial purchase payment*)
 Five or more    40% x (earnings at death + 50% of initial purchase payment*)

                              IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR          OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             15% x earnings at death
 Three and Four  15% x (earnings at death + 25% of initial purchase payment*)
 Five or more    15% x (earnings at death + 50% of initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.


TERMINATING THE BENEFIT PROTECTOR(R) PLUS


- You may terminate the rider within 30 days of the first rider anniversary.

--------------------------------------------------------------------------------
  52  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


EXAMPLE OF THE BENEFIT PROTECTOR(R) PLUS



- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.



- During the first contract year the contract value grows to $105,000. The death benefit equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(R) at this time. The death benefit equals:



     MAV death benefit (contract value):                       $110,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death (MAV rider minus payments not
     previously withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000



- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:



     MAV death benefit (MAV):                                  $110,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death:
     0.40 X ($110,000 - $100,000) =                              +4,000
     plus 10% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.10 X
     $100,000 =                                                 +10,000
                                                               --------
  Total death benefit of:                                      $124,000



- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:



     MAV death benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death:
     0.40 X ($57,619 - $55,000) =                                +1,048
     plus 10% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.10 X
     $55,000 =                                                   +5,500
                                                               --------
  Total death benefit of:                                       $64,167



- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit paid during the third contract year. The reduction in contract value has no effect.



- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(R) Plus also reaches its maximum of 20%. The death benefit equals:

     MAV death benefit (contract value):                       $200,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $266,000


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   53

- During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) Plus value. The death benefit equals:

     MAV death benefit (contract value less any purchase
     payment credits added in the last 12 months):             $249,500
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $315,500



- During the eleventh contract year the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(R) Plus remains constant. The death benefit equals:

     MAV death benefit (contract value):                       $250,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death (MAV rider minus payments not
     previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $319,000



IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(R) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").



NOTE: For special tax considerations associated with the Benefit Protector(R) Plus, see "Taxes."


THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select.

These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed

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  54  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 4.86% and 6.91% depending on the applicable contract option and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

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             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   55

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.



NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and


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  56  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;



In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;


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             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   57

- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.



PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



- to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.



VOTING RIGHTS


As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
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  58  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer (or no longer must suitable) are suitable for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).


In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 6.50% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

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             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   59

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds - the funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds - The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2007 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of

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  60  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

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             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   61

APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE:

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

                                       PW X RPA
  RPA ADJUSTED PARTIAL WITHDRAWALS  =  --------
                                          CV

   PW  =  the partial withdrawal including any applicable withdrawal charge or MVA.
   CV  =  the contract value on the date of (but prior to) the partial withdrawal.
  RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO:

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

                                       PW X EPA     EPA
  EPA ADJUSTED PARTIAL WITHDRAWALS  =  --------  X  ---
                                          CV        RPA

   PW  =  the partial withdrawal including any applicable withdrawal charge or MVA.
   CV  =  the contract value on the date of (but prior to) the partial withdrawal.
  EPA  =  the eligible premium amount on the date of (but prior to)
          the partial withdrawal.
  RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE:

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.


- You purchase the contract with a purchase payment of $100,000.



- On the sixth contract anniversary you make an additional purchase payment in the amount of $100,000.


- Contract values before any partial withdrawals are shown below.


- On the third contract anniversary you make a partial withdrawal in the amount of $10,000.



- On the eighth contract anniversary you make another partial withdrawal in the amount of $10,000.


NOTE: The shaded portion of the table indicates the five year exclusion period.

CONTRACT DURATION IN YEARS                                     TOTAL PURCHASE PAYMENTS                        CONTRACT VALUE
----------------------------------------------------------------------------------------------------------------------------
At Issue                                                              $100,000                                   $100,000
1                                                                      100,000                                    110,000
2                                                                      100,000                                    115,000
3                                                                      100,000                                    120,000
4                                                                      100,000                                    115,000
5                                                                      100,000                                    120,000
6                                                                      200,000                                    225,000
7                                                                      200,000                                    230,000
8                                                                      200,000                                    235,000
9                                                                      200,000                                    230,000
10                                                                     200,000                                    235,000



--------------------------------------------------------------------------------
  62  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:


For the first partial withdrawal on the third contract anniversary:



                                                                 RPA adjusted partial withdrawal
     RPA before the partial withdrawal =                         =


     total purchase payments made prior to the partial        $10,000 X $100,000
     withdrawal                                               ------------------   =   $8,333
     minus the RPA adjusted partial withdrawals for all       $120,000
     previous
     partial withdrawals = $100,000 - 0 = $100,000


For the second partial withdrawal on the eighth contract anniversary:



                                                                 RPA adjusted partial withdrawal
     RPA before the partial withdrawal =                         =


     total purchase payments made prior to the partial        $10,000 X $191,667
     withdrawal                                               ------------------   =   $8,156
     minus the RPA adjusted partial withdrawals for all       $235,000
     previous
     partial withdrawals = $200,000 - $8,333 = $191,667

STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:


For the first partial withdrawal on the third contract anniversary:



                                                                 EPA adjusted partial withdrawal
     EPA before the partial withdrawal =                         =


     total purchase payments made prior to the partial        $10,000 X $100,000       $100,000
     withdrawal                                               ------------------   X   --------    =  $8,333
     AND the five-year exclusion period minus the EPA         $120,000                 $100,000
     adjusted
     partial withdrawals for all previous partial
     withdrawals = $100,000 - 0 = $100,000


For the second partial withdrawal on the eighth contract anniversary:



                                                                 EPA adjusted partial withdrawal
     EPA before the partial withdrawal =                         =


     total purchase payments made prior to the partial        $10,000 X $91,667       $91,667
     withdrawal                                               -----------------   X   --------    =  $1,866
     AND the five-year exclusion period minus the EPA         $235,000                $191,667
     adjusted partial withdrawals for all previous partial
     withdrawals = $100,000 - $8,333 = $91,667

STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

     PCRPW amount = $8,333 + $1,866 = $10,199

--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   63

APPENDIX B: CONDENSED FINANCIAL INFORMATION

(Unaudited)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                           2007     2006   2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (05/21/2002)
Accumulation unit value at beginning of period                $1.28   $1.15   $1.10   $1.00   $0.76   $1.00      --      --
Accumulation unit value at end of period                      $1.29   $1.28   $1.15   $1.10   $1.00   $0.76      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 806     813     843     909     623     113      --      --
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES
  (05/21/2002)
Accumulation unit value at beginning of period                $1.43   $1.24   $1.15   $1.00   $0.75   $1.00      --      --
Accumulation unit value at end of period                      $1.56   $1.43   $1.24   $1.15   $1.00   $0.75      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  58      59      56      51      62      30      --      --
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (04/28/2006)
Accumulation unit value at beginning of period                $1.08   $1.00      --      --      --      --      --      --
Accumulation unit value at end of period                      $1.16   $1.08      --      --      --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  19      24      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B)
  (05/21/2002)
Accumulation unit value at beginning of period                $1.30   $1.18   $1.15   $1.07   $0.91   $1.00      --      --
Accumulation unit value at end of period                      $1.32   $1.30   $1.18   $1.15   $1.07   $0.91      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  81      86      66      29      38       9      --      --
---------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B)
  (05/30/2000)
Accumulation unit value at beginning of period                $0.48   $0.45   $0.44   $0.42   $0.30   $0.51   $0.69   $1.00
Accumulation unit value at end of period                      $0.57   $0.48   $0.45   $0.44   $0.42   $0.30   $0.51   $0.69
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 276     482     552     588     655     372     364      44
---------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B)
  (05/30/2000)
Accumulation unit value at beginning of period                $1.28   $1.11   $1.07   $0.97   $0.74   $0.97   $0.97   $1.00
Accumulation unit value at end of period                      $1.33   $1.28   $1.11   $1.07   $0.97   $0.74   $0.97   $0.97
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,348   1,482   1,471   1,573   1,510   1,341     640      31
---------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B)
  (05/30/2000)
Accumulation unit value at beginning of period                $0.66   $0.67   $0.59   $0.55   $0.45   $0.65   $0.80   $1.00
Accumulation unit value at end of period                      $0.74   $0.66   $0.67   $0.59   $0.55   $0.45   $0.65   $0.80
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 863     934     882     881     893   1,003     741      47
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2
  (05/21/2002)
Accumulation unit value at beginning of period                $1.59   $1.44   $1.25   $1.10   $0.86   $1.00      --      --
Accumulation unit value at end of period                      $1.85   $1.59   $1.44   $1.25   $1.10   $0.86      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,897   2,032   2,013   1,844   1,212     209      --      --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2
  (05/21/2002)
Accumulation unit value at beginning of period                $1.10   $1.05   $1.00   $0.98   $0.75   $1.00      --      --
Accumulation unit value at end of period                      $1.38   $1.10   $1.05   $1.00   $0.98   $0.75      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 149     130     135     139     127      18      --      --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2
  (05/21/2002)
Accumulation unit value at beginning of period                $1.86   $1.68   $1.43   $1.16   $0.85   $1.00      --      --
Accumulation unit value at end of period                      $2.13   $1.86   $1.68   $1.43   $1.16   $0.85      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 821     841     769     737     543      94      --      --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2
  (05/21/2002)
Accumulation unit value at beginning of period                $1.64   $1.41   $1.20   $1.07   $0.75   $1.00      --      --
Accumulation unit value at end of period                      $1.90   $1.64   $1.41   $1.20   $1.07   $0.75      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 189     159     108      64      53      23      --      --
---------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2
  (05/21/2002)
Accumulation unit value at beginning of period                $2.20   $1.84   $1.64   $1.26   $0.93   $1.00      --      --
Accumulation unit value at end of period                      $1.72   $2.20   $1.84   $1.64   $1.26   $0.93      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 106     130     125      99      68      14      --      --
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  64  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2007    2006   2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2
  (05/21/2002)
Accumulation unit value at beginning of period                $1.60   $1.38   $1.28   $1.05   $0.80   $1.00      --      --
Accumulation unit value at end of period                      $1.54   $1.60   $1.38   $1.28   $1.05   $0.80      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 324     313     315     231     169      24      --      --
---------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS
  2 (05/30/2000)
Accumulation unit value at beginning of period                $0.89   $0.83   $0.80   $0.72   $0.53   $0.75   $0.90   $1.00
Accumulation unit value at end of period                      $0.98   $0.89   $0.83   $0.80   $0.72   $0.53   $0.75   $0.90
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 769     877     916     978     712     656     312      52
---------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period                $1.79   $1.53   $1.40   $1.25   $1.01   $1.16   $1.09   $1.00
Accumulation unit value at end of period                      $1.84   $1.79   $1.53   $1.40   $1.25   $1.01   $1.16   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                               3,218   3,435   3,555   3,640   2,566     753      61      21
---------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2
  (05/30/2000)
Accumulation unit value at beginning of period                $1.38   $1.14   $1.05   $0.89   $0.68   $0.85   $1.02   $1.00
Accumulation unit value at end of period                      $1.57   $1.38   $1.14   $1.05   $0.89   $0.68   $0.85   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,046   1,146   1,113   1,058     734     513     324      22
---------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS
  (05/30/2000)
Accumulation unit value at beginning of period                $0.72   $0.68   $0.66   $0.61   $0.50   $0.71   $0.95   $1.00
Accumulation unit value at end of period                      $0.80   $0.72   $0.68   $0.66   $0.61   $0.50   $0.71   $0.95
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 370     419     500     482     515     421     326       3
---------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period                $1.03   $0.92   $0.89   $0.84   $0.64   $0.95   $1.01   $1.00
Accumulation unit value at end of period                      $1.05   $1.03   $0.92   $0.89   $0.84   $0.64   $0.95   $1.01
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 314     454     474     495     388     165     115      27
---------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period                $1.47   $1.33   $1.31   $1.19   $1.04   $1.10   $1.12   $1.00
Accumulation unit value at end of period                      $1.51   $1.47   $1.33   $1.31   $1.19   $1.04   $1.10   $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                               3,209   3,243   3,188   2,934   2,457   1,585     792      45
---------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (05/21/2002)
Accumulation unit value at beginning of period                $2.26   $1.74   $1.51   $1.17   $0.87   $1.00      --      --
Accumulation unit value at end of period                      $2.85   $2.26   $1.74   $1.51   $1.17   $0.87      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 136     124      98      53      40      --      --      --
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES
  (05/21/2002)
Accumulation unit value at beginning of period                $1.19   $1.11   $1.07   $1.01   $0.78   $1.00      --      --
Accumulation unit value at end of period                      $1.34   $1.19   $1.11   $1.07   $1.01   $0.78      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 318     339     399     377     130       9      --      --
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES
  (05/21/2002)
Accumulation unit value at beginning of period                $1.68   $1.44   $1.28   $1.09   $0.77   $1.00      --      --
Accumulation unit value at end of period                      $1.76   $1.68   $1.44   $1.28   $1.09   $0.77      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 384     376     391     303     154      25      --      --
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period                $1.38   $1.28   $1.27   $1.18   $0.96   $1.00      --      --
Accumulation unit value at end of period                      $1.36   $1.38   $1.28   $1.27   $1.18   $0.96      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 422     402     397     349     301      18      --      --
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES
  (05/21/2002)
Accumulation unit value at beginning of period                $1.65   $1.45   $1.34   $1.13   $0.79   $1.00      --      --
Accumulation unit value at end of period                      $1.61   $1.65   $1.45   $1.34   $1.13   $0.79      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 249     248     220     170     121      33      --      --
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES
  (05/21/2002)
Accumulation unit value at beginning of period                $1.39   $1.31   $1.29   $1.20   $1.04   $1.00      --      --
Accumulation unit value at end of period                      $1.51   $1.39   $1.31   $1.29   $1.20   $1.04      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,717   1,600   1,586   1,442     995      38      --      --
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES
  (05/30/2000)
Accumulation unit value at beginning of period                $1.32   $1.15   $1.10   $1.00   $0.79   $0.99   $1.07   $1.00
Accumulation unit value at end of period                      $1.22   $1.32   $1.15   $1.10   $1.00   $0.79   $0.99   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 376     343     383     455     530     379     287      --
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES
  (05/21/2002)
Accumulation unit value at beginning of period                $1.64   $1.29   $1.17   $1.01   $0.80   $1.00      --      --
Accumulation unit value at end of period                      $1.76   $1.64   $1.29   $1.17   $1.01   $0.80      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 392     419     350     360     178      33      --      --
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   65

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2007    2006   2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (05/21/2002)
Accumulation unit value at beginning of period                $1.22   $1.11   $1.07   $1.00   $0.81   $1.00      --      --
Accumulation unit value at end of period                      $1.22   $1.22   $1.11   $1.07   $1.00   $0.81      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   3       3       3       6       4       1      --      --
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (05/30/2000)
Accumulation unit value at beginning of period                $0.75   $0.71   $0.64   $0.55   $0.42   $0.60   $0.92   $1.00
Accumulation unit value at end of period                      $0.77   $0.75   $0.71   $0.64   $0.55   $0.42   $0.60   $0.92
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 191     285     280     279     233     163     265      35
---------------------------------------------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST LARGE CAP CORE EQUITY FUND (01/29/2003)
(PREVIOUSLY STI CLASSIC VARIABLE TRUST LARGE CAP CORE EQUITY FUND)
Accumulation unit value at beginning of period                $1.81   $1.57   $1.46   $1.29   $1.00      --      --      --
Accumulation unit value at end of period                      $1.80   $1.81   $1.57   $1.46   $1.29      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  32      36      40      43      26      --      --      --
---------------------------------------------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST LARGE CAP GROWTH STOCK FUND (01/29/2003)
(PREVIOUSLY STI CLASSIC VARIABLE TRUST LARGE CAP GROWTH STOCK FUND)
Accumulation unit value at beginning of period                $1.37   $1.25   $1.28   $1.21   $1.00      --      --      --
Accumulation unit value at end of period                      $1.57   $1.37   $1.25   $1.28   $1.21      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   4       5       5       5      14      --      --      --
---------------------------------------------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST LARGE CAP VALUE EQUITY FUND (01/29/2003)
(PREVIOUSLY STI CLASSIC VARIABLE TRUST LARGE CAP VALUE EQUITY FUND)
Accumulation unit value at beginning of period                $1.79   $1.48   $1.44   $1.26   $1.00      --      --      --
Accumulation unit value at end of period                      $1.84   $1.79   $1.48   $1.44   $1.26      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   9      10      10       8       8      --      --      --
---------------------------------------------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST MID-CAP CORE EQUITY FUND (01/29/2003)
(PREVIOUSLY STI CLASSIC VARIABLE TRUST MID-CAP CORE EQUITY FUND)
Accumulation unit value at beginning of period                $1.89   $1.72   $1.52   $1.32   $1.00      --      --      --
Accumulation unit value at end of period                      $1.97   $1.89   $1.72   $1.52   $1.32      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   9       9       9      24       8      --      --      --
---------------------------------------------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST SMALL CAP VALUE EQUITY FUND (01/29/2003)
(PREVIOUSLY STI CLASSIC VARIABLE TRUST SMALL CAP VALUE EQUITY FUND)
Accumulation unit value at beginning of period                $2.20   $1.92   $1.73   $1.41   $1.00      --      --      --
Accumulation unit value at end of period                      $2.24   $2.20   $1.92   $1.73   $1.41      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  15      15      15      10      10      --      --      --
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/21/2002)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                $1.59   $1.34   $1.28   $1.08   $0.79   $1.00      --      --
Accumulation unit value at end of period                      $1.50   $1.59   $1.34   $1.28   $1.08   $0.79      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  80      78      77      86      54      21      --      --
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (05/30/2000)
Accumulation unit value at beginning of period                $1.10   $1.07   $1.05   $1.05   $1.06   $1.06   $1.03   $1.00
Accumulation unit value at end of period                      $1.15   $1.10   $1.07   $1.05   $1.05   $1.06   $1.06   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,135     646     695     691     813     697     554      53
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2007
  were 3.47% and 3.53%, respectively.
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (05/21/2002)
Accumulation unit value at beginning of period                $1.16   $1.13   $1.11   $1.08   $1.04   $1.00      --      --
Accumulation unit value at end of period                      $1.21   $1.16   $1.13   $1.11   $1.08   $1.04      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,355   1,120   1,133   1,115     572      63      --      --
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (05/21/2002)
Accumulation unit value at beginning of period                $1.71   $1.44   $1.28   $1.10   $0.78   $1.00      --      --
Accumulation unit value at end of period                      $1.83   $1.71   $1.44   $1.28   $1.10   $0.78      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 455     367     326     294     140      26      --      --
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (05/21/2002)
Accumulation unit value at beginning of period                $1.24   $1.13   $1.05   $0.98   $0.81   $1.00      --      --
Accumulation unit value at end of period                      $1.27   $1.24   $1.13   $1.05   $0.98   $0.81      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  30      33      24      28      24      --      --      --
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (03/17/2006)
Accumulation unit value at beginning of period                $1.08   $1.00      --      --      --      --      --      --
Accumulation unit value at end of period                      $1.10   $1.08      --      --      --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 354     377      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  66  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2007    2006   2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (05/30/2000)
Accumulation unit value at beginning of period                $1.00   $0.88   $0.85   $0.78   $0.61   $0.80   $0.92   $1.00
Accumulation unit value at end of period                      $1.04   $1.00   $0.88   $0.85   $0.78   $0.61   $0.80   $0.92
Number of accumulation units outstanding at end of period
  (000 omitted) 746                                             746     811     799     771     748     360     112       7
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (05/30/2000)
Accumulation unit value at beginning of period                $1.21   $1.18   $1.17   $1.17   $1.17   $1.11   $1.06   $1.00
Accumulation unit value at end of period                      $1.26   $1.21   $1.18   $1.17   $1.17   $1.17   $1.11   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 759     861     873     916     849     645      30      --
---------------------------------------------------------------------------------------------------------------------------



VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                            2007    2006   2005    2004    2003
---------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.68   $1.52   $1.46   $1.35   $1.00
Accumulation unit value at end of period                      $1.67   $1.68   $1.52   $1.46   $1.35
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 151     164     179     110      27
---------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES
  (01/29/2003)
Accumulation unit value at beginning of period                $1.88   $1.64   $1.53   $1.35   $1.00
Accumulation unit value at end of period                      $2.03   $1.88   $1.64   $1.53   $1.35
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  32      32      32      33       1
---------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (04/28/2006)
Accumulation unit value at beginning of period                $1.08   $1.00      --      --      --
Accumulation unit value at end of period                      $1.14   $1.08      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --
---------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B)
  (01/29/2003)
Accumulation unit value at beginning of period                $1.37   $1.25   $1.23   $1.15   $1.00
Accumulation unit value at end of period                      $1.38   $1.37   $1.25   $1.23   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  45      45      --      --      --
---------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B)
  (01/29/2003)
Accumulation unit value at beginning of period                $1.57   $1.47   $1.45   $1.40   $1.00
Accumulation unit value at end of period                      $1.85   $1.57   $1.47   $1.45   $1.40
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  64      80      86      87       9
---------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B)
  (01/29/2003)
Accumulation unit value at beginning of period                $1.70   $1.48   $1.44   $1.32   $1.00
Accumulation unit value at end of period                      $1.75   $1.70   $1.48   $1.44   $1.32
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  31      31      31      30      47
---------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B)
  (01/29/2003)
Accumulation unit value at beginning of period                $1.45   $1.49   $1.32   $1.24   $1.00
Accumulation unit value at end of period                      $1.62   $1.45   $1.49   $1.32   $1.24
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  41      19      19      20       3
---------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2
  (01/29/2003)
Accumulation unit value at beginning of period                $1.84   $1.68   $1.47   $1.30   $1.00
Accumulation unit value at end of period                      $2.11   $1.84   $1.68   $1.47   $1.30
Number of accumulation units outstanding at end of period
  (000 omitted)                                               2,368   2,760   1,602     814     205
---------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2
  (01/29/2003)
Accumulation unit value at beginning of period                $1.47   $1.40   $1.35   $1.34   $1.00
Accumulation unit value at end of period                      $1.82   $1.47   $1.40   $1.35   $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  27      13      21       7       5
---------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2
  (01/29/2003)
Accumulation unit value at beginning of period                $2.16   $1.96   $1.69   $1.38   $1.00
Accumulation unit value at end of period                      $2.45   $2.16   $1.96   $1.69   $1.38
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 608     488     330     213     143
---------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2
  (01/29/2003)
Accumulation unit value at beginning of period                $2.18   $1.89   $1.62   $1.46   $1.00
Accumulation unit value at end of period                      $2.51   $2.18   $1.89   $1.62   $1.46
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 344     445     418     246       5
---------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2
  (01/29/2003)
Accumulation unit value at beginning of period                $2.31   $1.96   $1.76   $1.36   $1.00
Accumulation unit value at end of period                      $1.80   $2.31   $1.96   $1.76   $1.36
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 110     104     114      78      --
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   67

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2007    2006   2005    2004    2003
---------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2
  (01/29/2003)
Accumulation unit value at beginning of period                $2.04   $1.77   $1.66   $1.37   $1.00
Accumulation unit value at end of period                      $1.95   $2.04   $1.77   $1.66   $1.37
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  91      94      88      85      50
---------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS
  2 (01/29/2003)
Accumulation unit value at beginning of period                $1.65   $1.55   $1.50   $1.37   $1.00
Accumulation unit value at end of period                      $1.80   $1.65   $1.55   $1.50   $1.37
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --       7      --       5
---------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.75   $1.50   $1.38   $1.25   $1.00
Accumulation unit value at end of period                      $1.77   $1.75   $1.50   $1.38   $1.25
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 502     611     526     516     349
---------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2
  (01/29/2003)
Accumulation unit value at beginning of period                $2.00   $1.68   $1.55   $1.34   $1.00
Accumulation unit value at end of period                      $2.27   $2.00   $1.68   $1.55   $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 194     186     154     105      44
---------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS
  (01/29/2003)
Accumulation unit value at beginning of period                $1.41   $1.34   $1.31   $1.22   $1.00
Accumulation unit value at end of period                      $1.54   $1.41   $1.34   $1.31   $1.22
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   2       2       2       2       2
---------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (01/29/2003)
Accumulation unit value at beginning of period                $1.59   $1.43   $1.39   $1.33   $1.00
Accumulation unit value at end of period                      $1.60   $1.59   $1.43   $1.39   $1.33
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  24      24      22      21      --
---------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (01/29/2003)
Accumulation unit value at beginning of period                $1.40   $1.28   $1.27   $1.17   $1.00
Accumulation unit value at end of period                      $1.43   $1.40   $1.28   $1.27   $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 545     531     435     401     240
---------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (01/29/2003)
Accumulation unit value at beginning of period                $2.44   $1.90   $1.66   $1.30   $1.00
Accumulation unit value at end of period                      $3.06   $2.44   $1.90   $1.66   $1.30
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  73      89      94      97      12
---------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES
  (01/29/2003)
Accumulation unit value at beginning of period                $1.49   $1.41   $1.37   $1.31   $1.00
Accumulation unit value at end of period                      $1.66   $1.49   $1.41   $1.37   $1.31
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 299     314     284     126      59
---------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES
  (01/29/2003)
Accumulation unit value at beginning of period                $2.19   $1.90   $1.70   $1.46   $1.00
Accumulation unit value at end of period                      $2.28   $2.19   $1.90   $1.70   $1.46
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  41      42      15      12       4
---------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.27   $1.19   $1.19   $1.11   $1.00
Accumulation unit value at end of period                      $1.24   $1.27   $1.19   $1.19   $1.11
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  51      51      52      51      21
---------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES
  (01/29/2003)
Accumulation unit value at beginning of period                $2.04   $1.81   $1.68   $1.44   $1.00
Accumulation unit value at end of period                      $1.97   $2.04   $1.81   $1.68   $1.44
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  40      30      40      33      29
---------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES
  (01/29/2003)
Accumulation unit value at beginning of period                $1.20   $1.14   $1.14   $1.07   $1.00
Accumulation unit value at end of period                      $1.30   $1.20   $1.14   $1.14   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                               3,205   2,256   1,716     851     141
---------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES
  (01/29/2003)
Accumulation unit value at beginning of period                $1.65   $1.45   $1.40   $1.29   $1.00
Accumulation unit value at end of period                      $1.52   $1.65   $1.45   $1.40   $1.29
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   7       7       2       2      --
---------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES
  (01/29/2003)
Accumulation unit value at beginning of period                $2.12   $1.69   $1.53   $1.34   $1.00
Accumulation unit value at end of period                      $2.25   $2.12   $1.69   $1.53   $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  47      53      51      54      41
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  68  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2007    2006   2005    2004    2003
---------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.50   $1.38   $1.33   $1.26   $1.00
Accumulation unit value at end of period                      $1.48   $1.50   $1.38   $1.33   $1.26
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --
---------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.76   $1.70   $1.54   $1.32   $1.00
Accumulation unit value at end of period                      $1.79   $1.76   $1.70   $1.54   $1.32
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   2       2       2       2      --
---------------------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST LARGE CAP CORE EQUITY FUND
(01/29/2003)
(PREVIOUSLY STI CLASSIC VARIABLE TRUST LARGE CAP CORE EQUITY
FUND)
Accumulation unit value at beginning of period                $1.75   $1.53   $1.43   $1.27   $1.00
Accumulation unit value at end of period                      $1.73   $1.75   $1.53   $1.43   $1.27
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --      --      --      --
---------------------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST LARGE CAP GROWTH STOCK FUND
(01/29/2003)
(PREVIOUSLY STI CLASSIC VARIABLE TRUST LARGE CAP GROWTH
STOCK FUND)
Accumulation unit value at beginning of period                $1.33   $1.22   $1.25   $1.20   $1.00
Accumulation unit value at end of period                      $1.50   $1.33   $1.22   $1.25   $1.20
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  18      19      26      20       7
---------------------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST LARGE CAP VALUE EQUITY FUND
(01/29/2003)
(PREVIOUSLY STI CLASSIC VARIABLE TRUST LARGE CAP VALUE
EQUITY FUND)
Accumulation unit value at beginning of period                $1.74   $1.45   $1.42   $1.26   $1.00
Accumulation unit value at end of period                      $1.77   $1.74   $1.45   $1.42   $1.26
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   9       9      22      16       6
---------------------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST MID-CAP CORE EQUITY FUND
(01/29/2003)
(PREVIOUSLY STI CLASSIC VARIABLE TRUST MID-CAP CORE EQUITY
FUND)
Accumulation unit value at beginning of period                $1.83   $1.68   $1.50   $1.30   $1.00
Accumulation unit value at end of period                      $1.88   $1.83   $1.68   $1.50   $1.30
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   2       2       2       2       2
---------------------------------------------------------------------------------------------------
RIDGEWORTH VARIABLE TRUST SMALL CAP VALUE EQUITY FUND
(01/29/2003)
(PREVIOUSLY STI CLASSIC VARIABLE TRUST SMALL CAP VALUE
EQUITY FUND)
Accumulation unit value at beginning of period                $2.13   $1.86   $1.70   $1.39   $1.00
Accumulation unit value at end of period                      $2.14   $2.13   $1.86   $1.70   $1.39
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   8       8      10       5       2
---------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP
VALUE FUND (01/29/2003)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO -- SMALL CAP
VALUE FUND)
Accumulation unit value at beginning of period                $2.02   $1.71   $1.64   $1.40   $1.00
Accumulation unit value at end of period                      $1.88   $2.02   $1.71   $1.64   $1.40
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 687     648     720     337       3
---------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT
  FUND* (01/29/2003)
Accumulation unit value at beginning of period                $1.01   $0.98   $0.98   $0.99   $1.00
Accumulation unit value at end of period                      $1.04   $1.01   $0.98   $0.98   $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 137      91      70     179      55
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management
  Fund at Dec. 31, 2007 were 2.64% and 2.67%, respectively.
---------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND
  FUND (01/29/2003)
Accumulation unit value at beginning of period                $1.07   $1.05   $1.05   $1.02   $1.00
Accumulation unit value at end of period                      $1.11   $1.07   $1.05   $1.05   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                               3,241     547     165     169      63
---------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY
  INCOME FUND (01/29/2003)
Accumulation unit value at beginning of period                $2.18   $1.86   $1.67   $1.44   $1.00
Accumulation unit value at end of period                      $2.32   $2.18   $1.86   $1.67   $1.44
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,267   1,033     512      31       9
---------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND
  (01/29/2003)
Accumulation unit value at beginning of period                $1.50   $1.38   $1.29   $1.22   $1.00
Accumulation unit value at end of period                      $1.52   $1.50   $1.38   $1.29   $1.22
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  42      --      --      --      --
---------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY
  FUND (04/30/2004)
Accumulation unit value at beginning of period                $1.24   $1.10   $1.05   $1.00      --
Accumulation unit value at end of period                      $1.25   $1.24   $1.10   $1.05      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,103   1,183   1,307     818      --
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   69

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2007    2006   2005    2004    2003
---------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND
  (01/29/2003)
Accumulation unit value at beginning of period                $1.61   $1.42   $1.39   $1.28   $1.00
Accumulation unit value at end of period                      $1.66   $1.61   $1.42   $1.39   $1.28
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  26      38      48      30      22
---------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S.
  GOVERNMENT FUND (01/29/2003)
Accumulation unit value at beginning of period                $1.00   $0.98   $0.98   $0.99   $1.00
Accumulation unit value at end of period                      $1.03   $1.00   $0.98   $0.98   $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 589     641     492     399     234
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  70  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p. 11
Financial Statements


--------------------------------------------------------------------------------
             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   71
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  72  RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
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             RIVERSOURCE INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS   75

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member FINRA.

Insurance and annuity products are issued by RiverSource Life Insurance Company.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


45281 L (5/08)

PROSPECTUS


MAY 1, 2008


RIVERSOURCE(R)

NEW SOLUTIONS VARIABLE ANNUITY
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

             829 Ameriprise Financial Center
             Minneapolis, MN 55474
             Telephone: (800) 333-3437

             (Corporate Office)

             RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW RIVERSOURCE(R) NEW SOLUTIONS VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

- AIM Variable Insurance Funds

- AllianceBernstein Variable Products Series Fund, Inc.

- Evergreen Variable Annuity Trust

- Fidelity(R) Variable Insurance Products - Service Class

- Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2

- MFS(R) Variable Insurance Trust(SM)

- Putnam Variable Trust - Class IB Shares


- RiverSource Variable Series Trust (RVST) formerly known as RiverSource(R) Variable Portfolio Funds


Please read the prospectuses carefully and keep them for future reference.

The contract provides for purchase payment credits which we may reverse up to the maximum withdrawal charge under certain circumstances. (See "Buying Your Contract -- Purchase Payment Credits.") Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.
--------------------------------------------------------------------------------
                    RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   1

TABLE OF CONTENTS


KEY TERMS........................................   3
THE CONTRACT IN BRIEF............................   5
EXPENSE SUMMARY..................................   7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)......  11
FINANCIAL STATEMENTS.............................  11
THE VARIABLE ACCOUNT AND THE FUNDS...............  11
GUARANTEE PERIOD ACCOUNTS (GPAS).................  17
THE ONE-YEAR FIXED ACCOUNT.......................  19
BUYING YOUR CONTRACT.............................  20
CHARGES..........................................  22
VALUING YOUR INVESTMENT..........................  27
MAKING THE MOST OF YOUR CONTRACT.................  28
WITHDRAWALS......................................  33
TSA -- SPECIAL PROVISIONS........................  34
CHANGING OWNERSHIP...............................  34
BENEFITS IN CASE OF DEATH........................  34
OPTIONAL BENEFITS................................  37
THE ANNUITY PAYOUT PERIOD........................  45
TAXES............................................  47
VOTING RIGHTS....................................  50
SUBSTITUTION OF INVESTMENTS......................  50
ABOUT THE SERVICE PROVIDERS......................  51
ADDITIONAL INFORMATION...........................  52
APPENDIX A: PERFORMANCE CREDIT RIDER
  ADJUSTED PARTIAL WITHDRAWAL....................  53
APPENDIX B: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)....................................  55
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION............  60


--------------------------------------------------------------------------------
  2  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for Guarantee Periods we declare when you allocate purchase payments and any purchase payments credits or transfer contract value to a GPA. Withdrawals or transfers from the GPAs done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal. The GPAs may not be available in some states.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code


- SIMPLE IRAs under Section 408(p) of the Code


- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date you add a rider becomes effective as stated in the rider.


--------------------------------------------------------------------------------
                    RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   3

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------
  4  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities
-- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any other charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Accounts and the Funds")



- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")



- one-year fixed account, which earns interest at rates that we adjust periodically. There may be restrictions on the timing of transfers from this account. (See "The One-Year Fixed Account")



BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments to your contract. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. (See "Buying Your Contract")



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to a MVA, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy. You may establish automated transfers among the accounts. GPAs and one-year fixed account transfers are subject to special restrictions. (See "Making the Most of Your Contract -- Transferring Among Accounts")



WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (See "Withdrawals")



OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (See "Optional Benefits")



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (See "Benefits in Case of Death")


--------------------------------------------------------------------------------
                    RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   5

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the one-year fixed account. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See "The Annuity Payout Period")



TAXES: Generally, income earned on your contract value grows tax deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes")


--------------------------------------------------------------------------------
  6  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

YEARS FROM PURCHASE  WITHDRAWAL CHARGE
  PAYMENT RECEIPT       PERCENTAGE
         1                   8%
         2                   8
         3                   7
         4                   7
         5                   6
         6                   5
         7                   3
       Thereafter            0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. With a qualified annuity, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. With a nonqualified annuity, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

You can choose a death benefit guarantee and whether you want a qualified or nonqualified plan. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost.

                                                                VARIABLE ACCOUNT       TOTAL MORTALITY AND    TOTAL VARIABLE
QUALIFIED ANNUITIES:                                          ADMINISTRATIVE CHARGE     EXPENSE RISK FEE      ACCOUNT EXPENSE
 Return of Purchase Payment death benefit                           0.15%                    0.85%               1.00%
 Maximum Anniversary Value death benefit                            0.15                     0.95                1.10
NONQUALIFIED ANNUITIES:
 Return of Purchase Payment death benefit                           0.15                     1.10                1.25
 Maximum Anniversary Value death benefit                            0.15                     1.20                1.35

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                            $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

 GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE               0.30%*

(As a percentage of the adjusted contract value charged annually on the contract anniversary.)

 PERFORMANCE CREDIT RIDER (PCR) FEE                               0.15%*


(As a percentage of the contract value charged annually on the contract anniversary.)

 BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT                0.25%*
 PROTECTOR(R)) FEE



(As a percentage of the contract value charged annually on the contract anniversary.)

 BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT           0.40%*
 PROTECTOR(R) PLUS) FEE


(As a percentage of the contract value charged annually on the contract anniversary.)

*    This fee apples only if you elect this optional feature.

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                    RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   7

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                MINIMUM                       MAXIMUM
 Total expenses before fee waivers and/or expense
 reimbursements                                                  0.52%                         1.73%


(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES            FEES        EXPENSES        EXPENSES**                EXPENSES
 AIM V.I. Capital Appreciation Fund,       0.61%             --%         0.27%               --%                   0.88%
 Series I Shares
 AIM V.I. Core Equity Fund, Series I       0.60              --          0.28              0.02                    0.90(1)
 Shares
 AllianceBernstein VPS Global              0.75            0.25          0.17                --                    1.17
 Technology Portfolio (Class B)
 AllianceBernstein VPS Growth and          0.55            0.25          0.04                --                    0.84
 Income Portfolio (Class B)
 AllianceBernstein VPS Large Cap           0.75            0.25          0.07                --                    1.07
 Growth Portfolio (Class B)
 Evergreen VA Diversified Income           0.40              --          0.24              0.01                    0.65
 Builder Fund - Class 1
 (previously Evergreen VA Strategic
 Income Fund - Class 1)
 Evergreen VA Fundamental Large Cap        0.58              --          0.17                --                    0.75
 Fund - Class 1
 Evergreen VA International Equity         0.39              --          0.24                --                    0.63
 Fund - Class 1
 Evergreen VA Omega Fund - Class 1         0.52              --          0.19                --                    0.71
 Evergreen VA Special Values               0.78              --          0.18              0.01                    0.97
 Fund - Class 1
 Fidelity(R) VIP Contrafund(R)             0.56            0.10          0.09                --                    0.75
 Portfolio Service Class
 Fidelity(R) VIP High Income               0.57            0.10          0.11                --                    0.78
 Portfolio Service Class
 Fidelity(R) VIP Mid Cap Portfolio         0.56            0.10          0.10                --                    0.76
 Service Class
 FTVIPT Franklin Small-Mid Cap Growth      0.47            0.25          0.28              0.01                    1.01(2)
 Securities Fund - Class 2
 FTVIPT Mutual Shares Securities           0.59            0.25          0.13                --                    0.97
 Fund - Class 2
 FTVIPT Templeton Developing Markets       1.23            0.25          0.25                --                    1.73
 Securities Fund - Class 2
 FTVIPT Templeton Foreign Securities       0.63            0.25          0.14              0.02                    1.04(2)
 Fund - Class 2
 MFS(R) Investors Growth Stock             0.75            0.25          0.11                --                    1.11
 Series - Service Class
 MFS(R) New Discovery                      0.90            0.25          0.11                --                    1.26
 Series - Service Class
 MFS(R) Total Return Series - Service      0.75            0.25          0.08                --                    1.08(3)
 Class
 Putnam VT Growth and Income               0.50            0.25          0.05                --                    0.80
 Fund - Class IB Shares
 Putnam VT International New               1.00            0.25          0.17                --                    1.42(4)
 Opportunities Fund - Class IB Shares
 Putnam VT Vista Fund - Class IB           0.65            0.25          0.11                --                    1.01
 Shares
 RVST RiverSource(R) Variable              0.53            0.13          0.14                --                    0.80
 Portfolio - Balanced Fund
 RVST RiverSource(R) Variable              0.33            0.13          0.14                --                    0.60
 Portfolio - Cash Management Fund
 RVST RiverSource(R) Variable              0.58            0.13          0.15                --                    0.86
 Portfolio - Large Cap Equity Fund
 RVST RiverSource(R) Variable              0.22            0.13          0.17                --                    0.52(5)
 Portfolio - S&P 500 Index Fund
 RVST RiverSource(R) Variable              0.48            0.13          0.18                --                    0.79
 Portfolio - Short Duration U.S.
 Government Fund
 RVST RiverSource(R) Variable              0.68            0.13          0.20                --                    1.01(5)
 Portfolio - Small Cap Advantage Fund


--------------------------------------------------------------------------------
  8  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series I shares to 1.30% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 0.89% for AIM V.I. Core Equity Fund, Series I Shares.


(2) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 1.00% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2 and 1.02% for FTVIPT Templeton Foreign Securities Fund - Class 2.


(3) MFS has agreed in writing to reduce its management fee to 0.65% for MFS Total Return Series annually on average daily net assets in excess of $3 billion. After fee reductions net expenses would be 1.05% for MFS Total Return Series - Service Class. This written agreement will remain in effect until modified by the Fund's Board of Trustees.


(4) Putnam Management has a contractual agreement to limit expenses through Dec. 31, 2008. After fee waivers and expense reimbursements net expenses would be 1.36% for Putnam VT International New Opportunities Fund - Class IB Shares.


(5) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 0.51% for RVST RiverSource(R) Variable Portfolio - S&P 500 Index Fund and 1.13% for RVST RiverSource(R) Variable Portfolio - Small Cap Advantage Fund.


--------------------------------------------------------------------------------
                    RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   9

EXAMPLES


THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.


THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the MAV death benefit and optional GMIB and Benefit Protector(R) Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                           IF YOU WITHDRAW YOUR CONTRACT
                                     AT THE END OF THE APPLICABLE TIME PERIOD:
                                   1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Nonqualified Annuity              $1,188      $1,878       $2,586        $4,086
 Qualified Annuity                 1,163        1,804        2,465         3,861

                                    IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                 AT THE END OF THE APPLICABLE TIME PERIOD:
                               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Nonqualified Annuity           $388       $1,178       $1,986        $4,086
 Qualified Annuity               363        1,104        1,865         3,861


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           IF YOU WITHDRAW YOUR CONTRACT
                                     AT THE END OF THE APPLICABLE TIME PERIOD:
                                   1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Nonqualified Annuity               $982       $1,265       $1,572        $2,109
 Qualified Annuity                   957        1,187        1,440         1,834

                                       IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                     OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                    AT THE END OF THE APPLICABLE TIME PERIOD:
                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Nonqualified Annuity              $182        $565         $972         $2,109
 Qualified Annuity                  157         487          840          1,834



(1) In these examples, the $40 contract administrative charge is approximated as a .010% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


--------------------------------------------------------------------------------
  10  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix B.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example,

--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS 11 various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds, and Discipline Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

--------------------------------------------------------------------------------
  12  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).


  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   13

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:


INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
AIM V.I. Capital              Growth of capital. Invests principally in common  Invesco Aim Advisors, Inc. adviser,
Appreciation Fund, Series I   stocks of companies likely to benefit from new    advisory entities affiliated with
Shares                        or innovative products, services or processes as  Invesco Aim Advisors, Inc.,
                              well as those with above-average growth and       subadvisers.
                              excellent prospects for future growth. The fund
                              may also invest up to 25% of its total assets in
                              foreign securities that involve risks not
                              associated with investing solely in the United
                              States.
AIM V.I. Core Equity Fund,    Growth of capital. Invests normally at least 80%  Invesco Aim Advisors, Inc. adviser,
Series I Shares               of its net assets, plus the amount of any         advisory entities affiliated with
                              borrowings for investment purposes, in equity     Invesco Aim Advisors, Inc.,
                              securities, including convertible securities of   subadvisers.
                              established companies that have long-term
                              above-average growth in earnings and dividends
                              and growth companies that are believed to have
                              the potential for above-average growth in
                              earnings and dividends. The Fund may invest up
                              to 25% of its total assets in foreign
                              securities.
AllianceBernstein VPS Global  Long-term growth of capital. The Fund invests at  AllianceBernstein L.P.
Technology Portfolio (Class   least 80% of its net assets in securities of
B)                            companies that use technology extensively in the
                              development of new or improved products or
                              processes. Invests in a global portfolio of
                              securities of U.S. and foreign companies
                              selected for their growth potential.
AllianceBernstein VPS Growth  Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
and Income Portfolio (Class   in the equity securities of domestic companies
B)                            that the Advisor deems to be undervalued.
AllianceBernstein VPS Large   Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
Cap Growth Portfolio (Class   in equity securities of U.S. companies. Unlike
B)                            most equity funds, the Portfolio focuses on a
                              relatively small number of intensively
                              researched companies.
Evergreen VA Diversified      High current income from interest on debt         Evergreen Investment Management
Income Builder Fund - Class   securities with a secondary objective of          Company, LLC
1                             potential for growth of capital in selecting
(previously Evergreen VA      securities. The Fund seeks to achieve its goal
Strategic Income Fund -       by investing primarily in domestic high-yield,
Class 1)                      high-risk "junk" bonds and other debt securities
                              (which may be denominated in U.S. dollars or in
                              non-U.S. currencies) of foreign governments and
                              foreign corporations.
Evergreen VA Fundamental      Capital growth with the potential for current     Evergreen Investment Management
Large Cap Fund - Class 1      income. Invests primarily in common stocks of     Company, LLC
                              large U.S. companies whose market
                              capitalizations measured at time of purchase
                              fall within the market capitalization range of
                              the companies tracked by the Russell 1000(R)
                              Index.
Evergreen VA International    Long-term capital growth, with modest income as   Evergreen Investment Management
Equity Fund - Class 1         a secondary objective. The Fund seeks to achieve  Company, LLC its goal by investing primarily in equity
                              securities issued by established, quality
                              non-U.S. companies located in countries with
                              developed markets and may purchase securities
                              across all market capitalizations. The Fund may
                              also invest in emerging markets.


--------------------------------------------------------------------------------
  14  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Evergreen VA Omega            Long-term capital growth. Invests primarily in    Evergreen Investment Management
Fund - Class 1                common stocks and securities convertible into     Company, LLC
                              common stocks of U.S. companies across all
                              market capitalizations.
Evergreen VA Special Values   Capital growth in the value of its shares. The    Evergreen Investment Management
Fund - Class 1                Fund seeks to achieve its goal by investing at    Company, LLC
                              least 80% of its assets in common stocks of
                              small U.S. companies whose market
                              capitalizations measured at the time of purchase
                              fall within the market capitalization range of
                              the companies tracked by the Russell 2000(R)
                              Index.
Fidelity(R) VIP               Long-term capital appreciation. Normally invests  Fidelity Management & Research Company
Contrafund(R) Portfolio       primarily in common stocks. Invests in            (FMR), investment manager; FMR U.K.,
Service Class                 securities of companies whose value it believes   FMR Far East, sub- advisers.
                              is not fully recognized by the public. Invests
                              in either "growth" stocks or "value" stocks or
                              both. The fund invests in domestic and foreign
                              issuers.
Fidelity(R) VIP High Income   High level of current income, while also          Fidelity Management & Research Company
Portfolio Service Class       considering growth of capital. Normally invests   (FMR), investment manager; FMR U.K.,
                              primarily in income- producing debt securities,   FMR Far East, sub- advisers.
                              preferred stocks and convertible securities,
                              with an emphasis on lower-quality debt
                              securities. May invest in non-income producing
                              securities, including defaulted securities and
                              common stocks. Invests in companies in troubled
                              or uncertain financial condition. The Fund
                              invests in domestic and foreign issuers.
Fidelity(R) VIP Mid Cap       Long-term growth of capital. Allocates assets     Fidelity Management & Research Company
Portfolio Service Class       across different market sectors and maturities.   (FMR), investment manager; FMR U.K.,
                              Normally invests primarily in common stocks.      FMR Far East, sub- advisers.
                              Normally invests at least 80% of assets in
                              securities of companies with medium market
                              capitalizations. May invest in companies with
                              smaller or larger market capitalizations.
                              Invests in domestic and foreign issuers. The
                              Fund invests in either "growth" or "value"
                              common stocks or both.
FTVIPT Franklin Small-Mid     Long-term capital growth. The Fund normally       Franklin Advisers, Inc.
Cap Growth Securities         invests at least 80% of its net assets in
Fund - Class 2                investments of small capitalization and mid
                              capitalization companies and normally invests
                              predominantly in equity securities.
FTVIPT Mutual Shares          Capital appreciation, with income as a secondary  Franklin Mutual Advisers, LLC
Securities Fund - Class 2     goal. The Fund normally invests primarily in
                              equity securities of companies that the manager
                              believes are undervalued. The Fund also invests,
                              to a lesser extent in risk arbitrage securities
                              and distressed companies.
FTVIPT Templeton Developing   Long-term capital appreciation. The Fund          Templeton Asset Management Ltd.
Markets Securities            normally invests at least 80% of its net assets
Fund - Class 2                in emerging market investments and invests
                              primarily to predominantly in equity securities.
FTVIPT Templeton Foreign      Long-term capital growth. The Fund normally       Templeton Investment Counsel, LLC
Securities Fund - Class 2     invests at least 80% of its net assets in
                              investments of issuers located outside the U.S.,
                              including those in emerging markets, and
                              normally invests predominantly in equity
                              securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   15

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
MFS(R) Investors Growth       Capital appreciation. Normally invests at least   MFS Investment Management(R)
Stock Series - Service Class  80% of the fund's net assets in equity securities of companies MFS believes to have
                              above average earnings growth potential compared
                              to other companies (growth companies). Growth
                              companies tend to have stock prices that are
                              high relative to their earnings, dividends, book
                              value, or other financial measures. The Fund
                              generally focuses on companies with large
                              capitalizations.
MFS(R) New Discovery          Capital appreciation. Invests in stocks of        MFS Investment Management(R)
Series - Service Class        companies MFS believes to have above average
                              earnings growth potential compared to other
                              companies (growth companies). Growth companies
                              tend to have stock prices that are high relative
                              to their earnings, dividends, book value, or
                              other financial measures. The Fund generally
                              focuses on companies with small capitalizations.
MFS(R) Total Return           Total return. Invests primarily in equity and     MFS Investment Management(R)
Series - Service Class        fixed income securities. MFS invests between 40%
                              and 75% of the fund's net assets in equity
                              securities and at least 25% of the fund's total
                              assets in fixed-income senior securities.
Putnam VT Growth and Income   Capital growth and current income. The fund       Putnam Investment Management, LLC
Fund - Class IB Shares        pursues its goal by investing mainly in common
                              stocks of U.S. companies, with a focus on value
                              stocks that offer the potential for capital
                              growth, current income or both.
Putnam VT International New   Long-term capital appreciation. The fund pursues  Putnam Investment Management, LLC
Opportunities Fund - Class    its goal by investing mainly in common stocks of
IB Shares                     companies outside the United States with a focus
                              on growth stocks.
Putnam VT Vista Fund - Class  Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
IB Shares                     by investing mainly in common stocks of U.S.
                              companies, with a focus on growth stocks.
RVST RiverSource Variable     Maximum total investment return through a         RiverSource Investments, LLC
Portfolio - Balanced Fund     combination of capital growth and current
                              income. Invests primarily in a combination of
                              common and preferred stocks, bonds and other
                              debt securities. Under normal market conditions,
                              at least 50% of the Fund's total assets are
                              invested in common stocks and no less than 25%
                              of the Fund's total assets are invested in debt
                              securities. The Fund may invest up to 25% of its
                              net assets in foreign investments.
RVST RiverSource Variable     Maximum current income consistent with liquidity  RiverSource Investments, LLC
Portfolio - Cash Management   and stability of principal. Invests primarily in
Fund                          money market instruments, such as marketable
                              debt obligations issued by corporations or the
                              U.S. government or its agencies, bank
                              certificates of deposit, bankers' acceptances,
                              letters of credit, and commercial paper,
                              including asset-backed commercial paper.
RVST RiverSource Variable     Capital appreciation. Under normal market         RiverSource Investments, LLC
Portfolio - Large Cap Equity  conditions, the Fund invests at least 80% of its
Fund                          net assets in equity securities of companies
                              with market capitalization greater than $5
                              billion at the time of purchase. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.


--------------------------------------------------------------------------------
  16  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Variable     Long-term capital appreciation. The Fund seeks    RiverSource Investments, LLC
Portfolio - S&P 500 Index     to provide investment results that correspond to
Fund                          the total return (the combination of
                              appreciation and income) of large-capitalization
                              stocks of U.S. companies. The Fund invests in
                              common stocks included in the Standard & Poor's
                              500 Composite Stock Price Index (S&P 500). The
                              S&P 500 is made up primarily of
                              large-capitalization companies that represent a
                              broad spectrum of the U.S. economy.
RVST RiverSource Variable     High level of current income and safety of        RiverSource Investments, LLC
Portfolio - Short Duration    principal consistent with investment in U.S.
U.S. Government Fund          government and government agency securities.
                              Under normal market conditions, at least 80% of
                              the Fund's net assets are invested in securities
                              issued or guaranteed as to principal and
                              interest by the U.S. government, its agencies or
                              instrumentalities.
RVST RiverSource Variable     Long-term capital growth. Under normal market     RiverSource Investments, LLC, adviser;
Portfolio - Small Cap         conditions, at least 80% of the Fund's net        Kenwood Capital Management LLC,
Advantage Fund                assets are invested in equity securities of       sub-adviser.
                              companies with market capitalization of up to $2
                              billion or that fall within the range of the
                              Russell 2000(R) Index at the time of investment.


THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.


You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods ranging from two to ten years. The minimum required investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin.



Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.



The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("future rates"). We will determine these future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.



You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the one-year fixed account.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.
--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   17

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table.

         IF YOUR GPA RATE IS:            THE MVA IS:
 Less than the new GPA rate + 0.10%       Negative
 Equal to the new GPA rate + 0.10%        Zero
 Greater than the new GPA rate + 0.10%    Positive

GENERAL EXAMPLES

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

--------------------------------------------------------------------------------
  18  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                       1 + I
      EARLY WITHDRAWAL AMOUNT X [(  ------------ )(N/12)  - 1] = MVA
                                    1 + J + .001

      Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                (rounded up).

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = -$39.84
                      1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = $27.61
                      1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%. (See
"Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses.

--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   19

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

BUYING YOUR CONTRACT

New contracts are not currently being offered.

We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable

As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can own a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

- the one-year fixed account, GPAs and/or subaccounts in which you wanted to invest(1);

- how you wanted to make purchase payments;

- the optional Maximum Anniversary Value Death Benefit Rider(2);

- the optional Guaranteed Minimum Income Benefit Rider(3);

- the optional Performance Credit Rider(3);


- the optional Benefit Protector(R) Death Benefit Rider(4);



- the optional Benefit Protector(R) Plus Death Benefit Rider(4); and


- a beneficiary.

(1)  GPAs may not be available in some states.
(2) Available if both you and the annuitant are 79 or younger at contract issue. May not be available in all states.
(3) You may select either the GMIB or the PCR, but not both. Riders may not be available in all states. The GMIB is available if the annuitant is 75 or younger at contact issue. If you select the GMIB you must select the MAV rider.
(4) Available if you and the annuitant are 75 or younger at contract issue. These riders may not be available in all states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum for the GPAs.


We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our corporate office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

--------------------------------------------------------------------------------
  20  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY


We will pay the death benefit to your named beneficiary if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS

  If paying by SIP:

     $50 initial payment.

     $50 for additional payments.

  If paying by any other method:

     $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.

     $2,000 initial payment for contracts issued in all other states.

     $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

     $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER


Send your check along with your name and contract number to our corporate office:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

You will generally receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.

We apply a credit to your contract of 1% of your current payment. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, one-year fixed account and subaccounts in the same proportions as your purchase payment.

--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   21

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. Some states limit the amount of any contract charge to the one-year fixed account. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.


These fees are base on whether the contract is a qualified annuity or a nonqualified annuity and the death benefit that applies to your contract.

                                                              QUALIFIED ANNUITIES    NONQUALIFIED ANNUITIES
 Return of Purchase Payment death benefit                            0.85%                    1.10%
 Maximum Anniversary Value death benefit                             0.95                     1.20

--------------------------------------------------------------------------------
  22  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed below, will cover sales and distribution expenses.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than eight years before the date of withdrawal. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts -- Market Value Adjustments (MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value, and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most

--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   23
recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

                        (ACV - XSF)
    PPW   =   XSF   +   -----------   X   (PPNPW - XSF)
                        (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn:

YEARS FROM PURCHASE  WITHDRAWAL CHARGE
  PAYMENT RECEIPT     PAYMENT RECEIPT
         1                   8%
         2                   8
         3                   7
         4                   7
         5                   6
         6                   5
         7                   3
       Thereafter            0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.


Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. With a qualified annuity, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. With a nonqualified annuity, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with this history:


- We receive these payments



  - $10,000 initial;



  - $8,000 on the seventh contract anniversary;



  - $6,000 on the eighth contract anniversary; and



- You withdraw the contract for its total withdrawal value of $38,101 during the eleventh contract year and make no other withdrawals during that contract year; and



- The prior anniversary contract value is $38,488.


--------------------------------------------------------------------------------
  24  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL
  CHARGE                             EXPLANATION
   $  0      $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0      $10,252.20 is contract earnings in excess of the 10% TFA
             withdrawal amount withdrawn without withdrawal charge; and
      0      $10,000 initial purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
    560      $8,000 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and
    420      $6,000 purchase payment is in its third year from receipt
             withdrawn with a 7% withdrawal charge.
   ----
   $980


WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period;* and

- death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE

We charge a fee (currently 0.30%) based on the adjusted contract value for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts, the GPAs and one-year fixed account in the same proportion your interest in each account bears to your total contract value.

--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   25

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin.


We calculate the fee as follows:

            0.30% X (CV + ST - FAV)
  CV    =   contract value on the contract anniversary
  ST    =   transfers from the subaccounts to the GPAs or the one-year fixed account made six months before the contract
            anniversary.
  FAV   =   the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs or the one-year fixed account.

EXAMPLE


- You purchase the contract with a payment of $50,000 and allocate all of your payment to the subaccounts.



- During the first contract year your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.



- On the first contract anniversary the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.


- The GMIB fee percentage is 0.30%.

We calculate the charge for the GMIB as follows:

   Contract value on the contract anniversary:                                    $73,250
   plus transfers from the subaccounts to the one-year fixed account in the six
   months before the contract anniversary:                                        +15,000
   minus the value of the one-year fixed account on the contract anniversary:     -15,250
                                                                                  -------
                                                                                  $73,000
   The GMIB fee charged to you: 0.30% X $73,000 =                                 $   219

PERFORMANCE CREDIT RIDER (PCR) FEE

We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary. We prorate this fee among the subaccounts, GPAs and the one-year fixed account in the same proportion as your interest bears to your total contract value.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.


OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R)) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, GPAs and one-year fixed account in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, GPAs and fixed one-year account in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


--------------------------------------------------------------------------------
  26  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs;

- plus any purchase payment credits allocated to the one-year fixed account and GPAs;

- plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider

  - Performance Credit rider


  - Benefit Protector(R) rider



  - Benefit Protector(R) Plus rider


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;

--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   27
and the deduction of a prorated portion of:

- the contract administrative charge;

- the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider

  - Performance Credit rider


  - Benefit Protector(R) rider



  - Benefit Protector(R) Plus rider


Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                          NUMBER
BY INVESTING AN EQUAL NUMBER                                          AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...                       MONTH                INVESTED                 UNIT VALUE                 PURCHASED
                                                 Jan                   $100                      $20                       5.00
                                                 Feb                    100                       18                       5.56
you automatically buy                            Mar                    100                       17                       5.88
more units when the               ARROW          Apr                    100                       15                       6.67
per unit market price is low ...                 May                    100                       16                       6.25
                                                 Jun                    100                       18                       5.56
                                                 Jul                    100                       17                       5.88
and fewer units                                  Aug                    100                       19                       5.26
when the per unit                 ARROW          Sept                   100                       21                       4.76
market price is high.                            Oct                    100                       20                       5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

--------------------------------------------------------------------------------
  28  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into GPAs, the one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing

--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS 29 period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

TRANSFERRING AMONG ACCOUNTS

You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy.

We may suspend or modify transfer privileges at any time.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer.

- It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the subaccounts or the GPAs will be effective on the valuation date we receive it.

- Once annuity payouts begin, you may not make transfers to or from the one-year fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES

--------------------------------------------------------------------------------
  30  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under an automatic transfer program to include a restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing

--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   31
  policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts, GPAs or one-year fixed account.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

--------------------------------------------------------------------------------
  32  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance
Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, withdrawal charges or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy required minimum distributions under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount, GPA and the one-year fixed account must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   33

TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:


  - you are at least age 59 1/2; or



  - you are disabled as defined in the Code; or



  - you severed employment with the employer who purchased the contract; or



  - the distribution is because of your death; or



  - effective Jan. 1, 2009, the distribution is due to plan termination; or



  - effective Jan. 1, 2009, you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus(R) Death Benefit rider will terminate upon transfer of ownership. Continuation of the Benefit Protector rider is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are two death benefit options under this contract: the Return of Purchase Payment Death Benefit (ROP) and the Maximum Anniversary Value (MAV) Death Benefit Rider. If either you or the annuitant are 80 or older at contract issue, we require the ROP death benefit. If both you and the annuitant are 79 or younger at contract issue, you can elect either the ROP death benefit or the MAV death benefit rider (if it is available in your state) on your application. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The death benefit option that applies determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

--------------------------------------------------------------------------------
  34  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

Under either death benefit, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you selected when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENT DEATH BENEFIT (ROP)

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1. contract value; or

2. total purchase payments plus purchase payments credits minus adjusted partial withdrawals.

                                                   PW X DB
  DEATH BENEFIT ADJUSTED PARTIAL WITHDRAWALS   =   ------------
                                                   CV

  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE


- You purchase the contract with a payment of $25,000.



- On the first contract anniversary you make an additional purchase payment of $5,000.



- During the second contract year the contract value falls to $28,000. You take a $1,500 partial withdrawal leaving a contract value of $26,500.



- During the third contract year the contract value falls to $25,000.



  We calculate the ROP death benefit as follows:
  Contract value at death:                                                                    $25,000.00
                                                                                              ----------
  Purchase payments and purchase payment credits minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                                $30,000.00
         minus ROP adjusted partial withdrawals calculated as:
         $1,500 X $30,000
         ----------------  =                                                                   -1,607.14
             $28,000                                                                          ----------
         for a death benefit of:                                                              $28,392.86
                                                                                              ----------
  The ROP death benefit calculated as the greatest of these two values:                       $28,392.86


MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT RIDER

The MAV rider is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV rider does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV rider is appropriate for your situation.

If the MAV rider is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV rider to your contract at the time of purchase. Once you select the MAV rider you may not cancel it. You must select the MAV rider if you choose to add the Guaranteed Minimum Income Benefit Rider to your contract.

The MAV rider provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase
--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   35
payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV if the current contract value is higher. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE


- You purchase the contract with a payment of $20,000.



- On the first contract anniversary the contract value grows to $24,000.



- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.



  We calculate the MAV death benefit as follows:
  Contract value at death:                                                                    $20,500.00
                                                                                              ----------
  Purchase payments and purchase payment credits minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                                $20,000.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $20,000
         ----------------  =                                                                   -1,363.64
             $22,000                                                                          ----------
         for a death benefit of:                                                              $18,636.36
                                                                                              ----------
  The MAV immediately preceding the date of death:
         Greatest of your contract anniversary contract values:                               $24,000.00
         plus purchase payments and purchase payment credits made since the prior                  +0.00
         anniversary:
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $24,000
         ----------------  =                                                                   -1,636.36
             $22,000                                                                          ----------
         for a death benefit of:                                                              $22,363.64
                                                                                              ----------
  The MAV death benefit, calculated as the greatest of these three values, which is the       $22,363.64
    MAV:


IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector(R) Plus rider, if selected, will terminate. Continuation of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

--------------------------------------------------------------------------------
  36  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

  Your spouse may elect to assume ownership of the contract at any time before annuity payments begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector(R) Plus rider, if selected, will terminate. Continuation of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R))


The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) to your contract. You must elect the Benefit Protector(R) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(R) Plus Rider. We reserve the right to discontinue offering the Benefit Protector(R) for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector(R) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the applicable death benefit, plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector(R) and Benefit Protector(R) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit rider.


--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   37

- During the first contract year the contract value grows to $105,000. The death benefit under the MAV death benefit rider equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(R) does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. The death benefit equals:



     MAV rider (contract value):                               $110,000
     plus the Benefit Protector(R) benefit which equals 40%
     of earnings at death
     (MAV Death Benefit minus payments not previously
     withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
- On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV rider (MAV):                                          $110,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
- During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal,
  including the applicable 7% withdrawal charges of $50,000.
  We will withdraw $10,500 from your contract value free of
  charge (10% of your prior anniversary's contract value).
  The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your payment is two years old,
  so we will withdraw $39,500 ($36,735 + $2,765 in
  withdrawal charges) from your contract value. Altogether,
  we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the
  partial withdrawal is contract earnings). The death
  benefit equals:
     MAV rider (MAV adjusted for partial withdrawals):          $57,619
     plus the Benefit Protector(R) benefit (40% of earnings
     at death):
     0.40 X ($57,619 - $55,000) =                                +1,048
                                                               --------
  Total death benefit of:                                       $58,667
- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit
  during the third contract year. The reduction in contract
  value has no effect.
- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old. The death
  benefit equals:
     MAV rider (contract value):                               $200,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)                                                       +55,000
                                                               --------
  Total death benefit of:                                      $255,000
- During the tenth contract year you make an additional
  purchase payment of $50,000 and we add a purchase payment
  credit of $500. Your new contract value is now $250,000.
  The new purchase payment is less than one year old and so
  it has no effect on the Benefit Protector(R) value. The
  death benefit equals:
     MAV rider (contract value less any purchase payment
     credits added in the last 12 months):                     $249,500
     plus the Benefit Protector(R) benefit (40% of earnings
     at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)                                                       +55,000
                                                               --------
  Total death benefit of:                                      $304,500
- During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old and the value of the Benefit Protector(R)
  changes. The death benefit equals:
     MAV rider (contract value):                               $250,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old):
     0.40 X ($250,000 - $105,000) =                             +58,000
                                                               --------
  Total death benefit of:                                      $308,000


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise
--------------------------------------------------------------------------------
  38 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(R) Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector(R), see "Taxes."


BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS)


The Benefit Protector(R) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(R) rider during the second rider year. Be sure to discuss with your sales representative whether or not the Benefit Protector(R) Plus is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) Plus to your contract. You must elect the Benefit Protector(R) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for a purchase through transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector(R) Rider. We reserve the right to discontinue offering the Benefit Protector(R) Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(R) Plus is appropriate for your situation.

The Benefit Protector(R) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the benefits payable under the Benefit Protector(R) described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND THE ANNUITANT ARE      PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   AGE 70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                        0%                                            0%
 Three and Four                    10%                                         3.75%
 Five or more                      20%                                          7.5%

Another way to describe the benefits payable under the Benefit Protector(R) Plus rider is as follows:

- the applicable death benefit PLUS

                              IF YOU AND THE ANNUITANT ARE UNDER
CONTRACT YEAR           AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             40% x earnings at death (see above)
 Three and Four  40% x (earnings at death + 25% of initial purchase payment*)
 Five or more    40% x (earnings at death + 50% of initial purchase payment*)

                              IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR          OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             15% x earnings at death
 Three and Four  15% x (earnings at death + 25% of initial purchase payment*)
 Five or more    15% x (earnings at death + 50% of initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(R) PLUS

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR(R) PLUS


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit rider.



- During the first contract year the contract value grows to $105,000. The death benefit equals MAV death benefit rider, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit at this time.


--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   39

- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract
  anniversary so the Benefit Protector(R) Plus does not
  provide any additional benefit beyond what is provided by
  the Benefit Protector(R) at this time. The death benefit
  equals:
     MAV rider (contract value):                               $110,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death (MAV rider minus payments not
     previously withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
- On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV rider (MAV):                                          $110,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death:
     0.40 X ($110,000 - $100,000) =                              +4,000
     plus 10% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.10 X
     $100,000 =                                                 +10,000
                                                               --------
  Total death benefit of:                                      $124,000
- During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal,
  including the applicable 7% withdrawal charge, of $50,000.
  We will withdraw $10,500 from your contract value free of
  charge (10% of your prior anniversary's contract value).
  The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your payment is two years old,
  so we will withdraw $39,500 ($36,735 + $2,765 in
  withdrawal charges) from your contract value. Altogether,
  we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the
  partial withdrawal is contract earnings). The death
  benefit equals:
     MAV rider (MAV adjusted for partial withdrawals):          $57,619
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death:
     0.40 X ($57,619 - $55,000) =                                +1,048
     plus 10% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.10 X
     $55,000 =                                                   +5,500
                                                               --------
  Total death benefit of:                                       $64,167
- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit
  paid during the third contract year. The reduction in
  contract value has no effect.
- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old. Because we are
  beyond the fourth contract anniversary the Benefit
  Protector(R) Plus also reaches its maximum of 20%. The
  death benefit equals:
     MAV rider (contract value):                               $200,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $266,000
- During the tenth contract year you make an additional
  purchase payment of $50,000 and we add a purchase payment
  credit of $500. Your new contract value is now $250,000.
  The new purchase payment is less than one year old and so
  it has no effect on the Benefit Protector(R) Plus value.
  The death benefit equals:
     MAV rider (contract value less any purchase payment
     credits added in the last 12 months):                     $249,500
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $315,500


--------------------------------------------------------------------------------
  40  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

- During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old. The value of the Benefit Protector(R) Plus
  remains constant. The death benefit equals:
     MAV rider (contract value):                               $250,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death (MAV rider minus payments not
     previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $319,000


IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(R) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector(R) Plus, see "Taxes."

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

- you must hold the GMIB for 7 years;


- the GMIB rider terminates* 30 days following the contract anniversary after the annuitant's 86th birthday;


- you can only exercise the GMIB within 30 days after a contract anniversary;

- the MAV we use in the GMIB benefit base to calculate annuity payouts under the GMIB is limited after age 81; and

- there are additional costs associated with the rider.


* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


Be sure to discuss whether or not the GMIB is appropriate for your situation with your sales representative.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy required minimum distributions, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional annual charge (see "Charges"). You cannot select the GMIB if you add the Performance Credit Rider to your contract. You must elect the GMIB along with the MAV rider at the time you purchase your contract and your rider effective date will be the contract issue date.

In some instances we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION UNDER THE GMIB: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in the RiverSource(R) Variable
Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

EXERCISING THE GMIB

- you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant on the retirement date must be between 50 and 86 years old.

--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   41

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A - Life Annuity -- no refund

  - Plan B - Life Annuity with ten years certain

  - Plan D - Joint and last survivor life annuity -- no refund

- you may change the annuitant for the payouts.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:


 Pt-1 (1 + I)
 ------------    = Pt
     1.05

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base (described below) equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the MAV at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

Keep in mind that the MAV is limited after age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments and credits total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:


  PMT X CVG
  ---------
  ECV

     PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

     CVG = current contract value at the time you exercise the GMIB.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

--------------------------------------------------------------------------------
  42  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE GMIB


- You may terminate the rider within 30 days after the first rider anniversary.

- You may terminate the rider any time after the seventh rider anniversary.


- The rider will terminate on the date:


  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.


- The GMIB rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


EXAMPLE

- You purchase the contract during the 2003 calendar year with a payment of $100,000 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.


- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                                 GMIB
ANNIVERSARY                                   CONTRACT VALUE         PURCHASE PAYMENTS             MAV               BENEFIT BASE
 1                                               $107,000                $101,000                $107,000
 2                                                125,000                 101,000                 125,000
 3                                                132,000                 101,000                 132,000
 4                                                150,000                 101,000                 150,000
 5                                                 85,000                 101,000                 150,000
 6                                                120,000                 101,000                 150,000
 7                                                138,000                 101,000                 150,000              $150,000
 8                                                152,000                 101,000                 152,000               152,000
 9                                                139,000                 101,000                 152,000               152,000
 10                                               126,000                 101,000                 152,000               152,000
 11                                               138,000                 101,000                 152,000               152,000
 12                                               147,000                 101,000                 152,000               152,000
 13                                               163,000                 101,000                 163,000               163,000
 14                                               159,000                 101,000                 163,000               163,000
 15                                               215,000                 101,000                 215,000               215,000

NOTE: The MAV is limited after age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

CONTRACT                                                                             PLAN A -
ANNIVERSARY                                                   GMIB                LIFE ANNUITY --
AT EXERCISE                                               BENEFIT BASE               NO REFUND
 10                                             $152,000 (MAV)                       $  785.84
 15                                              215,000 (Contract Value = MAV)       1,272.80

                                                      MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                            PLAN B -             PLAN D - JOINT AND
ANNIVERSARY                                     LIFE ANNUITY WITH        LAST SURVIVOR LIFE
AT EXERCISE                                     TEN YEARS CERTAIN       ANNUITY -- NO REFUND
 10                                                 $  766.08                  $627.76
 15                                                  1,212.60                   984.70

The payouts above are shown at guaranteed annuity rates of 3% as stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or

--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   43
equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                       PLAN A -                  PLAN B -             PLAN D - JOINT AND
ANNIVERSARY                             CONTRACT            LIFE ANNUITY --         LIFE ANNUITY WITH         LAST SURVIVOR LIFE
AT EXERCISE                              VALUE                 NO REFUND            TEN YEARS CERTAIN        ANNUITY -- NO REFUND
 10                                     $126,000               $  651.42                $  635.04                  $520.38
 15                                     215,000                 1,272.80                 1,212.60                   984.70

In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot select the PCR if you select the GMIB.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the RiverSource(R) Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

                                                  PW X TV
  TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS   =   ---------------
                                                  CV

  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  TV = the target value on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

Option A) You may choose to accept a PCR credit to your contract equal to:

  5% X (PP - PCRPW - PP5)

       PP = total purchase payments and purchase payment credits.

  PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or

--------------------------------------------------------------------------------
  44 RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix A.

  PP5 = purchase payments and purchase payment credits made in the prior five years. We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the fixed accounts and subaccounts according to your current asset allocation.

Option B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR

- You may terminate the PCR within 30 days following the first rider anniversary.

- You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

- The PCR will terminate on the date:

  - you make a full withdrawal from the contract,

  - that a death benefit is payable, or

  - you choose to begin taking annuity payouts.

EXAMPLE


- You purchase the contract with a payment of $100,000 and we add a $1,000 purchase payment credit to the contract


- There are no additional purchase payments and no partial withdrawals


- On the tenth contract anniversary the contract value is $200,000



- We determine the target value on the tenth contract anniversary as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 X (1.072)(10) = $101,000 X 2.00423 = $202,427.


  Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

  5% X (PP - PCRPW - PP5) = 0.05 X ($101,000 - 0 - 0) = $5,050.


  After application of the PCR credit, your total contract value would be $205,050.



- During the eleventh contract year, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on the tenth contract anniversary ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to determine your monthly annuity payout amount.



- If you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on the tenth contract anniversary with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on the twentieth contract anniversary.


THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

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                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   45

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will be either 4.86% or 6.61% depending on the applicable assumed investment rate.


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  46  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS
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  (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


TAXES



Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.



NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.


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                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   47

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


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  48  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;



In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;



- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.



PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



- to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.


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                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   49

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or no longer most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).


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  50  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.


Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 7.205% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.


From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal,


--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   51
arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2007 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

--------------------------------------------------------------------------------
  52  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE:In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

                                         PW X RPA
  RPA ADJUSTED PARTIAL WITHDRAWALS   =   ------------
                                         CV

      PW = the partial withdrawal including any applicable withdrawal charge or MVA.

      CV = the contract value on the date of (but prior to) the partial withdrawal.

     RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE:In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

                                         PW X EPA           EPA
  EPA ADJUSTED PARTIAL WITHDRAWALS   =   ------------   X   ------
                                         CV                 RPA

      PW = the partial withdrawal including any applicable withdrawal charge or MVA.

      CV = the contract value on the date of (but prior to) the partial withdrawal.

     EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.

     RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.


- You purchase the contract with a purchase payment of $100,000.



- On the sixth contract anniversary you make an additional purchase payment in the amount of $100,000.


- Contract values before any partial withdrawals are shown below.


- On the third contract anniversary you make a partial withdrawal in the amount of $10,000.



- On the eighth contract anniversary you make another partial withdrawal in the amount of $10,000.


--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   53

NOTE: The shaded portion of the table indicates the five year exclusion period.


CONTRACT
DURATION
IN YEARS                         TOTAL PURCHASE PAYMENTS   CONTRACT VALUE
 At Issue                               $100,000              $100,000
 1                                       100,000               110,000
 2                                       100,000               115,000
 3                                       100,000               120,000
 4                                       100,000               115,000
 5                                       100,000               120,000
 6                                       200,000               225,000
 7                                       200,000               230,000
 8                                       200,000               235,000
 9                                       200,000               230,000
 10                                      200,000               235,000


STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:


For the first partial withdrawal on the third contract
  anniversary:
     RPA before the partial withdrawal = total purchase         RPA adjusted partial withdrawal =
     payments made prior to the partial withdrawal minus the  $10,000 X $100,000    =  $8,333
     RPA adjusted partial withdrawals for all previous             $120,000
     partial withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on the eighth contract
  anniversary:
     RPA before the partial withdrawal = total purchase         RPA adjusted partial withdrawal =
     payments made prior to the partial withdrawal minus the  $10,000 X $191,667    =  $8,156
     RPA adjusted partial withdrawals for all previous             $235,000
     partial withdrawals = $200,000 - $8,333 = $191,667


STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:


For the first partial withdrawal on the third contract
  anniversary:
     EPA before the partial withdrawal = total purchase                EPA adjusted partial withdrawal =
     payments made prior to the partial withdrawal AND the    $10,000 X $100,000    X  $100,000    =  $8,333
     five-year exclusion period minus the EPA adjusted             $120,000            $100,000
     partial withdrawals for all previous partial
     withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on the eighth contract
  anniversary:
     EPA before the partial withdrawal = total purchase                EPA adjusted partial withdrawal =
     payments made prior to the partial withdrawal AND the    $10,000 X $91,667     X  $91,667     =  $1,886
     five-year exclusion period minus the EPA adjusted             $235,000            $191,667
     partial withdrawals for all previous partial
     withdrawals = $100,000 - $8,333 = $91,667


STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

     PCRPW amount = $8,333 + $1,866 = $10,199

--------------------------------------------------------------------------------
  54  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: CONDENSED FINANCIAL INFORMATION



(Unaudited)



The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                          2007      2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (05/30/2000)
Accumulation unit value at beginning of period               $0.79    $0.75    $0.70    $0.66    $0.52    $0.69    $0.91    $1.00
Accumulation unit value at end of period                     $0.88    $0.79    $0.75    $0.70    $0.66    $0.52    $0.69    $0.91
Number of accumulation units outstanding at end of period
  (000 omitted)                                                258      299      337      331      410      506      646       12
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (04/28/2006)
Accumulation unit value at beginning of period               $1.08    $1.00       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.16    $1.08       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                148      254       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period               $0.48    $0.45    $0.44    $0.42    $0.30    $0.51    $0.69    $1.00
Accumulation unit value at end of period                     $0.57    $0.48    $0.45    $0.44    $0.42    $0.30    $0.51    $0.69
Number of accumulation units outstanding at end of period
  (000 omitted)                                                276      482      552      588      655      372      364       44
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period               $1.28    $1.11    $1.07    $0.97    $0.74    $0.97    $0.97    $1.00
Accumulation unit value at end of period                     $1.33    $1.28    $1.11    $1.07    $0.97    $0.74    $0.97    $0.97
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,348    1,482    1,471    1,573    1,510    1,341      640       31
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period               $0.66    $0.67    $0.59    $0.55    $0.45    $0.65    $0.80    $1.00
Accumulation unit value at end of period                     $0.74    $0.66    $0.67    $0.59    $0.55    $0.45    $0.65    $0.80
Number of accumulation units outstanding at end of period
  (000 omitted)                                                863      934      882      881      893    1,003      741       47
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 1 (05/30/2000)
(PREVIOUSLY EVERGREEN VA STRATEGIC INCOME FUND - CLASS 1)
Accumulation unit value at beginning of period               $1.60    $1.53    $1.55    $1.45    $1.25    $1.09    $1.04    $1.00
Accumulation unit value at end of period                     $1.64    $1.60    $1.53    $1.55    $1.45    $1.25    $1.09    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                310      259      292      281      274      103       79       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 1 (05/30/2000)
Accumulation unit value at beginning of period               $1.28    $1.14    $1.06    $0.98    $0.76    $0.91    $1.04    $1.00
Accumulation unit value at end of period                     $1.37    $1.28    $1.14    $1.06    $0.98    $0.76    $0.91    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 66       76       85      109       78       92       83       25
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 1 (12/08/2003)
Accumulation unit value at beginning of period               $1.73    $1.42    $1.23    $1.05    $1.00       --       --       --
Accumulation unit value at end of period                     $1.97    $1.73    $1.42    $1.23    $1.05       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                196      180      142      109       57       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 1 (05/30/2000)
Accumulation unit value at beginning of period               $0.81    $0.77    $0.75    $0.71    $0.51    $0.69    $0.82    $1.00
Accumulation unit value at end of period                     $0.90    $0.81    $0.77    $0.75    $0.71    $0.51    $0.69    $0.82
Number of accumulation units outstanding at end of period
  (000 omitted)                                                195      256      264      332      414      338      422       97
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 1 (05/30/2000)
Accumulation unit value at beginning of period               $2.39    $1.99    $1.81    $1.52    $1.19    $1.37    $1.17    $1.00
Accumulation unit value at end of period                     $2.19    $2.39    $1.99    $1.81    $1.52    $1.19    $1.37    $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                302      362      362      382      371      346       69       10
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period               $1.41    $1.27    $1.10    $0.96    $0.76    $0.85    $0.97    $1.00
Accumulation unit value at end of period                     $1.64    $1.41    $1.27    $1.10    $0.96    $0.76    $0.85    $0.97
Number of accumulation units outstanding at end of period
  (000 omitted)                                                843      953    1,030      993      957      633      232        4
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period               $1.12    $1.02    $1.01    $0.93    $0.74    $0.72    $0.83    $1.00
Accumulation unit value at end of period                     $1.14    $1.12    $1.02    $1.01    $0.93    $0.74    $0.72    $0.83
Number of accumulation units outstanding at end of period
  (000 omitted)                                                264      215      219      215      204      114      104        4
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   55

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period               $2.28    $2.04    $1.75    $1.41    $1.03    $1.16    $1.21    $1.00
Accumulation unit value at end of period                     $2.61    $2.28    $2.04    $1.75    $1.41    $1.03    $1.16    $1.21
Number of accumulation units outstanding at end of period
  (000 omitted)                                                505      657      667      728      693      699      468       23
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period               $0.89    $0.83    $0.80    $0.72    $0.53    $0.75    $0.90    $1.00
Accumulation unit value at end of period                     $0.98    $0.89    $0.83    $0.80    $0.72    $0.53    $0.75    $0.90
Number of accumulation units outstanding at end of period
  (000 omitted)                                                769      877      916      978      712      656      312       52
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period               $1.79    $1.53    $1.40    $1.25    $1.01    $1.16    $1.09    $1.00
Accumulation unit value at end of period                     $1.84    $1.79    $1.53    $1.40    $1.25    $1.01    $1.16    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,218    3,435    3,555    3,640    2,566      753       61       21
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON DEVELOPING MARKETS SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period               $2.35    $1.85    $1.47    $1.19    $0.79    $0.80    $0.87    $1.00
Accumulation unit value at end of period                     $2.99    $2.35    $1.85    $1.47    $1.19    $0.79    $0.80    $0.87
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 41       22       10        6       --        9        9       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period               $1.38    $1.14    $1.05    $0.89    $0.68    $0.85    $1.02    $1.00
Accumulation unit value at end of period                     $1.57    $1.38    $1.14    $1.05    $0.89    $0.68    $0.85    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,046    1,146    1,113    1,058      734      513      324       22
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period               $0.72    $0.68    $0.66    $0.61    $0.50    $0.71    $0.95    $1.00
Accumulation unit value at end of period                     $0.80    $0.72    $0.68    $0.66    $0.61    $0.50    $0.71    $0.95
Number of accumulation units outstanding at end of period
  (000 omitted)                                                370      419      500      482      515      421      326        3
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period               $1.03    $0.92    $0.89    $0.84    $0.64    $0.95    $1.01    $1.00
Accumulation unit value at end of period                     $1.05    $1.03    $0.92    $0.89    $0.84    $0.64    $0.95    $1.01
Number of accumulation units outstanding at end of period
  (000 omitted)                                                314      454      474      495      388      165      115       27
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period               $1.47    $1.33    $1.31    $1.19    $1.04    $1.10    $1.12    $1.00
Accumulation unit value at end of period                     $1.51    $1.47    $1.33    $1.31    $1.19    $1.04    $1.10    $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,209    3,243    3,188    2,934    2,457    1,585      792       45
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (05/30/2000)
Accumulation unit value at beginning of period               $1.32    $1.15    $1.10    $1.00    $0.79    $0.99    $1.07    $1.00
Accumulation unit value at end of period                     $1.22    $1.32    $1.15    $1.10    $1.00    $0.79    $0.99    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                376      343      383      455      530      379      287       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND - CLASS IB SHARES (05/30/2000)
Accumulation unit value at beginning of period               $0.99    $0.79    $0.68    $0.60    $0.46    $0.53    $0.76    $1.00
Accumulation unit value at end of period                     $1.11    $0.99    $0.79    $0.68    $0.60    $0.46    $0.53    $0.76
Number of accumulation units outstanding at end of period
  (000 omitted)                                                137      238      250      217      209      232      199       63
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (05/30/2000)
Accumulation unit value at beginning of period               $0.75    $0.71    $0.64    $0.55    $0.42    $0.60    $0.92    $1.00
Accumulation unit value at end of period                     $0.77    $0.75    $0.71    $0.64    $0.55    $0.42    $0.60    $0.92
Number of accumulation units outstanding at end of period
  (000 omitted)                                                191      285      280      279      233      163      265       35
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - BALANCED FUND (05/30/2000)
Accumulation unit value at beginning of period               $1.13    $0.99    $0.97    $0.89    $0.75    $0.87    $0.98    $1.00
Accumulation unit value at end of period                     $1.13    $1.13    $0.99    $0.97    $0.89    $0.75    $0.87    $0.98
Number of accumulation units outstanding at end of period
  (000 omitted)                                                225       58       73       48       49       39      116       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (05/30/2000)
Accumulation unit value at beginning of period               $1.10    $1.07    $1.05    $1.05    $1.06    $1.06    $1.03    $1.00
Accumulation unit value at end of period                     $1.15    $1.10    $1.07    $1.05    $1.05    $1.06    $1.06    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,135      646      695      691      813      697      554       53
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2007 were
  3.47% and 3.53%, respectively.
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (03/17/2006)
Accumulation unit value at beginning of period               $1.08    $1.00       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.10    $1.08       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                354      377       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  56  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (05/30/2000)
Accumulation unit value at beginning of period               $1.00    $0.88    $0.85    $0.78    $0.61    $0.80    $0.92    $1.00
Accumulation unit value at end of period                     $1.04    $1.00    $0.88    $0.85    $0.78    $0.61    $0.80    $0.92
Number of accumulation units outstanding at end of period
  (000 omitted)                                                746      811      799      771      748      360      112        7
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (05/30/2000)
Accumulation unit value at beginning of period               $1.21    $1.18    $1.17    $1.17    $1.17    $1.11    $1.06    $1.00
Accumulation unit value at end of period                     $1.26    $1.21    $1.18    $1.17    $1.17    $1.17    $1.11    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                759      861      873      916      849      645       30       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (05/30/2000)
Accumulation unit value at beginning of period               $1.56    $1.41    $1.36    $1.16    $0.79    $0.96    $1.04    $1.00
Accumulation unit value at end of period                     $1.48    $1.56    $1.41    $1.36    $1.16    $0.79    $0.96    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 16       22       23       26       15       14        2        2
---------------------------------------------------------------------------------------------------------------------------------



VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                           2007     2006     2005    2004      2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (05/30/2000)
Accumulation unit value at beginning of period               $0.77    $0.73    $0.68    $0.65    $0.51    $0.68    $0.90    $1.00
Accumulation unit value at end of period                     $0.85    $0.77    $0.73    $0.68    $0.65    $0.51    $0.68    $0.90
Number of accumulation units outstanding at end of period
  (000 omitted)                                              2,778    3,370    3,178    3,769    4,485    4,583    2,944      311
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (04/28/2006)
Accumulation unit value at beginning of period               $1.08    $1.00       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.15    $1.08       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              2,652    3,076       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period               $0.47    $0.44    $0.43    $0.41    $0.29    $0.51    $0.69    $1.00
Accumulation unit value at end of period                     $0.56    $0.47    $0.44    $0.43    $0.41    $0.29    $0.51    $0.69
Number of accumulation units outstanding at end of period
  (000 omitted)                                              2,661    2,693    2,798    2,773    2,911    2,423    2,237      456
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period               $1.25    $1.09    $1.05    $0.96    $0.74    $0.96    $0.97    $1.00
Accumulation unit value at end of period                     $1.30    $1.25    $1.09    $1.05    $0.96    $0.74    $0.96    $0.97
Number of accumulation units outstanding at end of period
  (000 omitted)                                              9,292   10,437   11,167   11,742   11,403   10,906    4,722      292
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period               $0.64    $0.65    $0.58    $0.54    $0.44    $0.65    $0.80    $1.00
Accumulation unit value at end of period                     $0.72    $0.64    $0.65    $0.58    $0.54    $0.44    $0.65    $0.80
Number of accumulation units outstanding at end of period
  (000 omitted)                                              5,262    6,164    6,450    6,937    7,475    7,706    5,808      700
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 1 (05/30/2000)
(PREVIOUSLY EVERGREEN VA STRATEGIC INCOME FUND - CLASS 1)
Accumulation unit value at beginning of period               $1.56    $1.50    $1.53    $1.43    $1.24    $1.09    $1.04    $1.00
Accumulation unit value at end of period                     $1.60    $1.56    $1.50    $1.53    $1.43    $1.24    $1.09    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                              2,002    2,138    1,921    1,633    1,799    1,607      732       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 1 (05/30/2000)
Accumulation unit value at beginning of period               $1.25    $1.12    $1.04    $0.97    $0.75    $0.90    $1.04    $1.00
Accumulation unit value at end of period                     $1.33    $1.25    $1.12    $1.04    $0.97    $0.75    $0.90    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                652      617      634      311      321      395      178        6
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 1 (12/08/2003)
Accumulation unit value at beginning of period               $1.71    $1.41    $1.23    $1.05    $1.00       --       --       --
Accumulation unit value at end of period                     $1.94    $1.71    $1.41    $1.23    $1.05       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                923    1,024      895      742      542       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 1 (05/30/2000)
Accumulation unit value at beginning of period               $0.79    $0.76    $0.74    $0.70    $0.51    $0.69    $0.82    $1.00
Accumulation unit value at end of period                     $0.87    $0.79    $0.76    $0.74    $0.70    $0.51    $0.69    $0.82
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,971    2,418    2,770    3,115    3,258    3,609    3,028      703
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 1 (05/30/2000)
Accumulation unit value at beginning of period               $2.34    $1.95    $1.78    $1.50    $1.18    $1.36    $1.17    $1.00
Accumulation unit value at end of period                     $2.13    $2.34    $1.95    $1.78    $1.50    $1.18    $1.36    $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                              2,148    2,455    2,441    2,441    2,255    2,265    1,562        7
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period               $1.37    $1.25    $1.08    $0.95    $0.75    $0.84    $0.97    $1.00
Accumulation unit value at end of period                     $1.59    $1.37    $1.25    $1.08    $0.95    $0.75    $0.84    $0.97
Number of accumulation units outstanding at end of period
  (000 omitted)                                              5,666    6,532    6,482    6,694    6,068    5,134    1,866      191
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   57

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005    2004      2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period               $1.10    $1.00    $0.99    $0.92    $0.73    $0.72    $0.82    $1.00
Accumulation unit value at end of period                     $1.11    $1.10    $1.00    $0.99    $0.92    $0.73    $0.72    $0.82
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,665    1,766    1,620    1,946    2,482    1,948    1,031       50
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period               $2.23    $2.00    $1.72    $1.40    $1.02    $1.15    $1.21    $1.00
Accumulation unit value at end of period                     $2.54    $2.23    $2.00    $1.72    $1.40    $1.02    $1.15    $1.21
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,687    4,268    4,708    4,904    5,042    4,911    2,607      222
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period               $0.87    $0.81    $0.79    $0.71    $0.53    $0.75    $0.90    $1.00
Accumulation unit value at end of period                     $0.96    $0.87    $0.81    $0.79    $0.71    $0.53    $0.75    $0.90
Number of accumulation units outstanding at end of period
  (000 omitted)                                              4,873    5,246    5,706    5,930    5,842    4,909    4,683      349
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period               $1.75    $1.50    $1.38    $1.24    $1.00    $1.15    $1.09    $1.00
Accumulation unit value at end of period                     $1.79    $1.75    $1.50    $1.38    $1.24    $1.00    $1.15    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                             13,267   14,984   15,468   16,072   14,168    6,327    1,374       15
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON DEVELOPING MARKETS SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period               $2.30    $1.82    $1.45    $1.18    $0.78    $0.79    $0.87    $1.00
Accumulation unit value at end of period                     $2.92    $2.30    $1.82    $1.45    $1.18    $0.78    $0.79    $0.87
Number of accumulation units outstanding at end of period
  (000 omitted)                                                392      441      416      254      265      239      116        7
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period               $1.34    $1.12    $1.03    $0.88    $0.68    $0.84    $1.02    $1.00
Accumulation unit value at end of period                     $1.53    $1.34    $1.12    $1.03    $0.88    $0.68    $0.84    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                              5,623    5,604    5,454    4,969    3,675    2,373    1,576       53
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period               $0.71    $0.67    $0.65    $0.60    $0.50    $0.70    $0.95    $1.00
Accumulation unit value at end of period                     $0.78    $0.71    $0.67    $0.65    $0.60    $0.50    $0.70    $0.95
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,985    2,171    2,407    2,642    2,708    2,832    1,928      187
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period               $1.01    $0.91    $0.87    $0.83    $0.63    $0.94    $1.01    $1.00
Accumulation unit value at end of period                     $1.02    $1.01    $0.91    $0.87    $0.83    $0.63    $0.94    $1.01
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,196    1,305    1,343    1,365    1,295      832      454       76
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period               $1.43    $1.30    $1.29    $1.17    $1.03    $1.10    $1.11    $1.00
Accumulation unit value at end of period                     $1.47    $1.43    $1.30    $1.29    $1.17    $1.03    $1.10    $1.11
Number of accumulation units outstanding at end of period
  (000 omitted)                                             16,024   16,584   18,578   18,107   16,041    8,646    3,493      141
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (05/30/2000)
Accumulation unit value at beginning of period               $1.29    $1.13    $1.08    $0.99    $0.79    $0.98    $1.07    $1.00
Accumulation unit value at end of period                     $1.19    $1.29    $1.13    $1.08    $0.99    $0.79    $0.98    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,194    1,394    1,667    1,729    1,701    1,879    1,109       17
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND - CLASS IB SHARES (05/30/2000)
Accumulation unit value at beginning of period               $0.97    $0.78    $0.67    $0.60    $0.45    $0.53    $0.76    $1.00
Accumulation unit value at end of period                     $1.08    $0.97    $0.78    $0.67    $0.60    $0.45    $0.53    $0.76
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,126    1,094    1,129    1,200    1,252    1,444    1,359      155
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (05/30/2000)
Accumulation unit value at beginning of period               $0.73    $0.70    $0.63    $0.54    $0.41    $0.60    $0.92    $1.00
Accumulation unit value at end of period                     $0.75    $0.73    $0.70    $0.63    $0.54    $0.41    $0.60    $0.92
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,636    1,914    2,053    2,468    3,036    3,391    7,086      487
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - BALANCED FUND (05/30/2000)
Accumulation unit value at beginning of period               $1.10    $0.98    $0.95    $0.88    $0.74    $0.86    $0.98    $1.00
Accumulation unit value at end of period                     $1.10    $1.10    $0.98    $0.95    $0.88    $0.74    $0.86    $0.98
Number of accumulation units outstanding at end of period
  (000 omitted)                                                542      510      363      418      407      300      200        3
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (05/30/2000)
Accumulation unit value at beginning of period               $1.08    $1.05    $1.03    $1.04    $1.05    $1.05    $1.03    $1.00
Accumulation unit value at end of period                     $1.12    $1.08    $1.05    $1.03    $1.04    $1.05    $1.05    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                              4,642    2,008    2,189    2,285    2,810    3,130    3,857      618
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2007 were
  3.13% and 3.18%, respectively.
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  58  RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005    2004      2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (04/30/2004)
Accumulation unit value at beginning of period               $1.26    $1.10    $1.05    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.28    $1.26    $1.10    $1.05       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              5,808    6,860    5,948    4,432       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (05/30/2000)
Accumulation unit value at beginning of period               $0.98    $0.86    $0.84    $0.77    $0.61    $0.80    $0.92    $1.00
Accumulation unit value at end of period                     $1.02    $0.98    $0.86    $0.84    $0.77    $0.61    $0.80    $0.92
Number of accumulation units outstanding at end of period
  (000 omitted)                                              4,619    5,376    5,706    5,760    6,015    4,960    1,756      110
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION
  U.S. GOVERNMENT FUND (05/30/2000)
Accumulation unit value at beginning of period               $1.19    $1.16    $1.16    $1.16    $1.16    $1.11    $1.06    $1.00
Accumulation unit value at end of period                     $1.24    $1.19    $1.16    $1.16    $1.16    $1.16    $1.11    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                              4,033    4,040    5,626    6,160    7,749    5,451    1,321       34
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP
  ADVANTAGE FUND (05/30/2000)
Accumulation unit value at beginning of period               $1.52    $1.38    $1.34    $1.14    $0.78    $0.96    $1.04    $1.00
Accumulation unit value at end of period                     $1.44    $1.52    $1.38    $1.34    $1.14    $0.78    $0.96    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                163      228      270      221      214      161       57       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   59

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p.  6
Financial Statements


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                   RIVERSOURCE NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   67

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member FINRA.

Insurance and annuity products are issued by RiverSource Life Insurance Company.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


240355 M (5/08)

PROSPECTUS


MAY 1, 2008


EVERGREEN

ESSENTIAL(SM) VARIABLE ANNUITY
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

             829 Ameriprise Financial Center
             Minneapolis, MN 55474
             Telephone: (800) 333-3437

             (Corporate Office)

             RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW EVERGREEN ESSENTIAL(SM) VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares

Evergreen Variable Annuity Trust - Class 2

Fidelity(R) Variable Insurance Products Service Class 2

Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2

Oppenheimer Variable Account Funds - Service Shares

Putnam Variable Trust - Class IB Shares


RiverSource Variable Series Trust (RVST) formerly known as RiverSource(SM) Variable Portfolio Funds


Please read the prospectuses carefully and keep them for future reference.

This contract provides for purchase payment credits to eligible contract owners, which we may reverse under certain circumstances. (See "Buying Your
Contract -- Purchase Payment Credits").(1) Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

--------------------------------------------------------------------------------
                          EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   1

TABLE OF CONTENTS


KEY TERMS........................................   3
THE CONTRACT IN BRIEF............................   5
EXPENSE SUMMARY..................................   7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)......  11
FINANCIAL STATEMENTS.............................  11
THE VARIABLE ACCOUNT AND THE FUNDS...............  11
GUARANTEE PERIOD ACCOUNTS (GPAS).................  16
THE ONE-YEAR FIXED ACCOUNT.......................  19
BUYING YOUR CONTRACT.............................  19
CHARGES..........................................  22
VALUING YOUR INVESTMENT..........................  27
MAKING THE MOST OF YOUR CONTRACT.................  29
WITHDRAWALS......................................  35
TSA -- SPECIAL PROVISIONS........................  35
CHANGING OWNERSHIP...............................  36
BENEFITS IN CASE OF DEATH........................  36
OPTIONAL BENEFITS................................  40
THE ANNUITY PAYOUT PERIOD........................  52
TAXES............................................  54
VOTING RIGHTS....................................  56
SUBSTITUTION OF INVESTMENTS......................  57
ABOUT THE SERVICE PROVIDERS......................  57
ADDITIONAL INFORMATION...........................  59
APPENDIX A: PERFORMANCE CREDIT RIDER
  ADJUSTED PARTIAL WITHDRAWAL....................  60
APPENDIX B: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)....................................  62
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION............  65


--------------------------------------------------------------------------------
  2  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and any purchase payment credits or transfer contract value to a GPA. Withdrawals and transfers from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.



MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a guarantee period account is withdrawn or transferred more than 30 days before the end of its guarantee period.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code


- SIMPLE IRA under Section 408(p) of the Code


- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.


--------------------------------------------------------------------------------
                          EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   3

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------
  4  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement or similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities
-- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. We will not deduct any other charges. (See "Buying Your Contract -- Purchase Payment Credits.") However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds")



- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")



- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (See "The One-Year Fixed Account")



BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may vary by state and be limited under terms of your contract. (See "Buying Your Contract")



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to a MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or the one-year fixed account is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts")



WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (See "Withdrawals")



OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (See "Optional Benefits")



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (See "Benefits in Case of Death")


--------------------------------------------------------------------------------
                          EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   5

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See "The Annuity Payout Period")



TAXES: Generally, income earned on your contract value grows tax deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes")


--------------------------------------------------------------------------------
  6  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                    SEVEN-YEAR SCHEDULE                       FIVE-YEAR SCHEDULE
           YEARS FROM PURCHASE  WITHDRAWAL CHARGE   YEARS FROM PURCHASE  WITHDRAWAL CHARGE
             PAYMENT RECEIPT       PERCENTAGE         PAYMENT RECEIPT       PERCENTAGE
                    1                   8%                   1                   8%
                    2                   8                    2                   7
                    3                   7                    3                   6
                    4                   7                    4                   4
                    5                   6                    5                   2
                    6                   5               Thereafter               0
                    7                   3
                  Thereafter            0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Plans").

                                                                  ASSUMED INVESTMENT RATE
SEVEN-YEAR SCHEDULE                                              3.50%                 5.00%
 Qualified discount rate                                         4.86%                 6.36%
 Nonqualified discount rate                                      5.11                  6.61

                                                                  ASSUMED INVESTMENT RATE
FIVE-YEAR SCHEDULE                                               3.50%                 5.00%
 Qualified discount rate                                         5.16%                 6.66%
 Nonqualified discount rate                                      5.41                  6.91

--------------------------------------------------------------------------------
                          EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   7

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE A DEATH BENEFIT GUARANTEE, QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.

                                                              MORTALITY AND            VARIABLE ACCOUNT           TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                        EXPENSE RISK FEE        ADMINISTRATIVE CHARGE        ACCOUNT EXPENSE
 QUALIFIED ANNUITIES
 ROP death benefit                                                0.85%                    0.15%                     1.00%
 MAV death benefit(1),(2)                                         1.05                     0.15                      1.20
 EDB(1)                                                           1.15                     0.15                      1.30
 NONQUALIFIED ANNUITIES
 ROP death benefit                                                1.10                     0.15                      1.25
 MAV death benefit(1),(2)                                         1.30                     0.15                      1.45
 EDB(1)                                                           1.40                     0.15                      1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
 QUALIFIED ANNUITIES
 ROP death benefit                                               1.15                      0.15                      1.30
 MAV death benefit(1),(2)                                        1.35                      0.15                      1.50
 EDB(1)                                                          1.45                      0.15                      1.60
 NONQUALIFIED ANNUITIES
 ROP death benefit                                               1.40                      0.15                      1.55
 MAV death benefit(1),(2)                                        1.60                      0.15                      1.75
 EDB(1)                                                          1.70                      0.15                      1.85

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                         $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

 GMIB - MAV                                                     0.55%(1),(2)
 GMIB - 6% RISING FLOOR                                         0.75%(1),(2)

(As a percentage of the adjusted contract value charged annually on the contract anniversary.)

 PCR FEE                                                        0.15%(1)

(As a percentage of the contract value charged annually on the contract anniversary.)

 BENEFIT PROTECTOR(R) FEE                                       0.25%(1)

(As a percentage of the contract value charged annually on the contract anniversary.)

 BENEFIT PROTECTOR(R) PLUS FEE                                  0.40%(1)

(As a percentage of the contract value charged annually on the contract anniversary.)

(1)  This fee applies only if you elect this optional feature.

(2) For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB - MAV -- 0.30% and GMIB - 6% Rising
     Floor -- 0.45%.

--------------------------------------------------------------------------------
  8  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                MINIMUM                       MAXIMUM
 Total expenses before fee waivers and/or expense                0.60%                         1.28%
 reimbursements


(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor or investment adviser, transfer agent or their affiliates may pay us and/or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 AIM V.I. Basic Value Fund, Series II      0.67%          0.25%          0.29%               --%                   1.21%
 Shares
 Evergreen VA Balanced Fund - Class 2      0.30           0.25           0.22              0.02                    0.79
 (effective May 30, 2008, the Fund
 will change its name to Evergreen VA
 Diversified Capital Builder
 Fund - Class 2)
 Evergreen VA Core Bond Fund - Class 2     0.32           0.25           0.25              0.03                    0.85
 Evergreen VA Diversified Income           0.40           0.25           0.24              0.01                    0.90
 Builder Fund - Class 2
 (previously Evergreen VA Strategic
 Income Fund - Class 2)
 Evergreen VA Fundamental Large Cap        0.58           0.25           0.17                --                    1.00
 Fund - Class 2
 Evergreen VA Growth Fund - Class 2        0.70           0.25           0.20              0.01                    1.16
 Evergreen VA High Income Fund - Class     0.50           0.25           0.30              0.01                    1.06
 2
 Evergreen VA International Equity         0.39           0.25           0.24                --                    0.88
 Fund - Class 2
 Evergreen VA Omega Fund - Class 2         0.52           0.25           0.19                --                    0.96
 Evergreen VA Special Values               0.78           0.25           0.18              0.01                    1.22
 Fund - Class 2
 Fidelity(R) VIP Mid Cap Portfolio         0.56           0.25           0.10                --                    0.91
 Service Class 2
 FTVIPT Mutual Shares Securities           0.59           0.25           0.13                --                    0.97
 Fund - Class 2
 Oppenheimer Main Street Small Cap         0.70           0.25           0.02                --                    0.97
 Fund/VA, Service Shares
 Putnam VT International Equity            0.73           0.25           0.11              0.01                    1.10
 Fund - Class IB Shares
 RVST RiverSource(R) Partners Variable     0.97           0.13           0.18                --                    1.28(1)
 Portfolio - Small Cap Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Small Cap Value Fund)
 RVST RiverSource(R) Variable              0.33           0.13           0.14                --                    0.60
 Portfolio - Cash Management Fund
 RVST RiverSource(R) Variable              0.45           0.13           0.16                --                    0.74
 Portfolio - Diversified Bond Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.14                --                    0.86
 Portfolio - Diversified Equity Income
 Fund
 RVST RiverSource(R) Variable              0.58           0.13           0.15                --                    0.86
 Portfolio - Large Cap Equity Fund



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed 1.20% for RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value Fund.


--------------------------------------------------------------------------------
                          EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   9

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector(R) Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY             1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule                        $1,200      $1,911      $2,638      $4,181           $400       $1,211      $2,038      $4,181
 Five-year withdrawal charge
 schedule                         1,230       1,900       2,382       4,440            430        1,300       2,182       4,440



QUALIFIED ANNUITY                        1 YEAR    3 YEARS    5 YEARS    10 YEARS        1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge schedule   $1,174    $1,836     $2,517      $3,959          $374     $1,136     $1,917      $3,959
 Five-year withdrawal charge schedule    1,205      1,826      2,262       4,225           405      1,226      2,062       4,225



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY             1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule                        $  991      $1,292      $1,618      $2,204           $191        $592       $1,018      $2,204
 Five-year withdrawal charge
 schedule                         1,022       1,285       1,375       2,522            222         685        1,175       2,522



QUALIFIED ANNUITY                        1 YEAR    3 YEARS    5 YEARS    10 YEARS        1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge schedule    $966     $1,214     $1,487      $1,931          $166      $514      $  887      $1,931
 Five-year withdrawal charge schedule      997      1,208      1,244       2,257           197       608       1,044       2,257



(1) In these examples, the $40 contract administrative charge is approximated as a .018% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


--------------------------------------------------------------------------------
  10  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix B.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Evergreen Variable Annuity Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Series Trust Funds are generally more profitable for us and our


--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS 11 affiliates (see "Revenue we receive from the funds may create potential conflicts of interest"). These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds, and Disciplined Asset Allocations Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

--------------------------------------------------------------------------------
  12  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).


  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   13

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:





INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
AIM V.I. Basic Value Fund,    Long-term growth of capital. Invests at least     Invesco Aim Advisors, Inc. adviser,
Series II Shares              65% of its total assets in equity securities of   advisory entities affiliated with
                              U.S. issuers that have market capitalizations of  Invesco Aim Advisors, Inc., greater than $500 million and are believed to be  subadvisers.
                              undervalued in relation to long-term earning
                              power or other factors. The Fund may invest up
                              to 25% of its total assets in foreign
                              securities.
Evergreen VA Balanced         Capital growth and current income. The Fund       Evergreen Investment Management
Fund - Class 2 (effective     seeks to achieve its goal by investing in a       Company, LLC, adviser; Tattersall
May 30, 2008, the Fund will   combination of equity and debt securities. Under  Advisory Group, Inc., subadviser.
change its name to Evergreen  normal conditions, the Fund will invest at least
VA Diversified Capital        25% of its assets in debt securities and the
Builder Fund - Class 2)       remainder in equity securities.
                              Effective May 30, 2008:
                              The Fund seeks to achieve its goal by investing
                              in a combination of equity and debt securities.
                              The Fund generally expects to invest
                              approximately 10% to 30% of its assets in fixed
                              income securities.
Evergreen VA Core Bond        Maximize total return through a combination of    Evergreen Investment Management
Fund - Class 2                current income and capital growth. The Fund       Company, LLC, adviser; Tattersall
                              invests primarily in U.S. dollar denominated      Advisory Group, Inc., subadviser.
                              investment grade debt securities including debt
                              securities issued or guaranteed by the U.S.
                              Treasury or by an agency or instrumentality of
                              the U.S. Government, corporate bonds,
                              mortgage-backed securities, asset-backed
                              securities, and other income producing
                              securities.
Evergreen VA Diversified      High current income from interest on debt         Evergreen Investment Management
Income Builder Fund - Class   securities with a secondary objective of          Company, LLC, adviser; Evergreen
2 (previously Evergreen VA    potential for growth of capital in selecting      International Advisors, subadviser.
Strategic Income              securities. The Fund seeks to achieve its goal
Fund - Class 2)               by investing primarily in domestic below
                              investment grade bonds and other debt securities
                              (which may be denominated in U.S. dollars or in
                              non-U.S. currencies) of foreign governments and
                              foreign corporations.
Evergreen VA Fundamental      Capital growth with the potential for current     Evergreen Investment Management
Large Cap Fund - Class 2      income. Invests primarily in common stocks of     Company, LLC
                              large U.S. companies whose market
                              capitalizations measured at time of purchase
                              fall within the market capitalization range of
                              the companies tracked by the Russell 1000(R)
                              Index.
Evergreen VA Growth           Long-term capital growth. The Fund seeks to       Evergreen Investment Management
Fund - Class 2                achieve its goal by investing at least 75% of     Company, LLC
                              its assets in common stocks of small- and
                              medium-sized companies whose market
                              capitalizations measured at time of purchase
                              falls within the market capitalization range of
                              the companies tracked by the Russell 2000(R)
                              Growth Index.


--------------------------------------------------------------------------------
  14  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Evergreen VA High Income      High level of current income, with capital        Evergreen Investment Management
Fund - Class 2                growth as secondary objective. The Fund seeks to  Company, LLC achieve its goal by investing primarily in both
                              low-rated and high-rated fixed-income
                              securities, including debt securities,
                              convertible securities, and preferred stocks
                              that are consistent with its primary investment
                              objective of high current income.
Evergreen VA International    Long-term capital growth, with modest income as   Evergreen Investment Management
Equity Fund - Class 2         a secondary objective. The Fund seeks to achieve  Company, LLC its goal by investing primarily in equity
                              securities issued by established, quality
                              non-U.S. companies located in countries with
                              developed markets and may purchase securities
                              across all market capitalizations. The Fund may
                              also invest in emerging markets.
Evergreen VA Omega            Long-term capital growth. Invests primarily in    Evergreen Investment Management
Fund - Class 2                common stocks and securities convertible into     Company, LLC
                              common stocks of U.S. companies across all
                              market capitalizations.
Evergreen VA Special Values   Capital growth in the value of its shares. The    Evergreen Investment Management
Fund - Class 2                Fund seeks to achieve its goal by investing at    Company, LLC
                              least 80% of its assets in common stocks of
                              small U.S. companies whose market
                              capitalizations measured at the time of purchase
                              fall within the market capitalization range of
                              the companies tracked by the Russell 2000(R)
                              Index.
Fidelity(R) VIP Mid Cap       Long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks. Normally invests at   (FMR), investment manager; FMR U.K.,
                              least 80% of assets in securities of companies    FMR Far East, sub- advisers.
                              with medium market capitalizations. May invest
                              in companies with smaller or larger market
                              capitalizations. Invests in domestic and foreign
                              issuers. The Fund invests in either "growth" or
                              "value" common stocks or both.
FTVIPT Mutual Shares          Capital appreciation, with income as a secondary  Franklin Mutual Advisers, LLC
Securities Fund - Class 2     goal. The Fund normally invests primarily in
                              equity securities of companies that the manager
                              believes are undervalued. The Fund also invests,
                              to a lesser extent in risk arbitrage securities
                              and distressed companies.
Oppenheimer Main Street       Capital appreciation. Invests mainly in common    OppenheimerFunds, Inc.
Small Cap Fund/VA, Service    stocks of small-capitalization U.S. companies
Shares                        that the fund's investment manager believes have
                              favorable business trends or prospects.
Putnam VT International       Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Equity Fund - Class IB        by investing mainly in common stocks of
Shares                        companies outside the United States that Putnam
                              Management believes have favorable investment
                              potential. Under normal circumstances, the fund
                              invests at least 80% of its net assets in equity
                              investments.


--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   15

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Partners     Long-term capital appreciation. Under normal      RiverSource Investments, LLC, adviser;
Variable Portfolio - Small    market conditions, at least 80% of the Fund's     River Road Asset Management, LLC,
Cap Value Fund (previously    net assets will be invested in small cap          Donald Smith & Co., Inc., Franklin
RiverSource Variable          companies with market capitalization, at the      Portfolio Associates LLC, Barrow,
Portfolio - Small Cap Value   time of investment, of up to $2.5 billion or      Hanley, Mewhinney & Strauss, Inc. and
Fund)                         that fall within the range of the Russell         Denver Investment Advisors LLC,
                              2000(R) Value Index. The Fund may invest up to    subadvisers.
                              25% of its net assets in foreign investments.
RVST RiverSource Variable     Maximum current income consistent with liquidity  RiverSource Investments, LLC
Portfolio - Cash Management   and stability of principal. Invests primarily in
Fund                          money market instruments, such as marketable
                              debt obligations issued by corporations or the
                              U.S. government or its agencies, bank
                              certificates of deposit, bankers' acceptances,
                              letters of credit, and commercial paper,
                              including asset-backed commercial paper.
RVST RiverSource Variable     High level of current income while attempting to  RiverSource Investments, LLC
Portfolio - Diversified Bond  conserve the value of the investment for the
Fund                          longest period of time. Under normal market
                              conditions, the Fund invests at least 80% of its
                              net assets in bonds and other debt securities.
                              At least 50% of the Fund's net assets will be
                              invested in securities like those included in
                              the Lehman Brothers Aggregate Bond Index
                              (Index), which are investment grade and
                              denominated in U.S. dollars. The Index includes
                              securities issued by the U.S. government,
                              corporate bonds, and mortgage- and asset-backed
                              securities. Although the Fund emphasizes high-
                              and medium-quality debt securities, it will
                              assume some credit risk to achieve higher yield
                              and/or capital appreciation by buying
                              lower-quality (junk) bonds. The Fund may invest
                              up to 25% of its net assets in foreign
                              investments, which may include instruments in
                              emerging markets.
RVST RiverSource Variable     High level of current income and, as a secondary  RiverSource Investments, LLC
Portfolio - Diversified       goal, steady growth of capital. Under normal
Equity Income Fund            market conditions, the Fund invests at least 80%
                              of its net assets in dividend- paying common and
                              preferred stocks. The Fund may invest up to 25%
                              of its net assets in foreign investments.
RVST RiverSource Variable     Capital appreciation. Under normal market         RiverSource Investments, LLC
Portfolio - Large Cap Equity  conditions, the Fund invests at least 80% of its
Fund                          net assets in equity securities of companies
                              with market capitalization greater than $5
                              billion at the time of purchase. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.



GUARANTEE PERIOD ACCOUNTS (GPAS)


The GPAs may not be available in some states.


You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not offered after annuity payouts begin.



Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.


--------------------------------------------------------------------------------
  16  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("future rates"). We will determine these future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.



You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the one-year fixed account.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   17

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:

            IF YOUR GPA RATE IS:               THE MVA IS:
 Less than the new GPA rate + 0.10%             Negative
 Equal to the new GPA rate + 0.10%              Zero
 Greater than the new GPA rate + 0.10%          Positive

GENERAL EXAMPLES

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                       1 + I
      EARLY WITHDRAWAL AMOUNT X [(  ------------ )(N/12)  - 1] = MVA
                                    1 + J + .001

      Where   i = rate earned in the GPA from which amounts are being
                  transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                  remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                  (rounded up).

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = -$39.84
                      1 + .035 + .001

In this example, the MVA is a negative $39.84.

--------------------------------------------------------------------------------
  18  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = $27.61
                      1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, assuming you elected the 7-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

BUYING YOUR CONTRACT


New contracts are not currently being sold. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you applied, you selected (if available in your state):

- GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

- how you want to make purchase payments;

- the optional MAV death benefit(2);

- the optional EDB(2);

- the optional GMIB - MAV rider(3);

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   19

- the optional GMIB - 6% Rising Floor rider(3);

- the optional PCR(3);


- the optional Benefit Protector(R) Death Benefit(4);



- the optional Benefit Protector(R) Plus Death Benefit(4);


- the length of the withdrawal charge schedule (5 or 7 years)(5); and

- a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

(2) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector(R) or Benefit Protector(R) Plus. May not be available in all states.

(3) If you select the PCR, you cannot add a GMIB rider. The GMIB is available if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit. May not be available in all states.
(4) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.
(5) The five-year withdrawal charge schedule may not be available in all states.

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.

The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:

FOR CONTRACTS WITH APPLICATIONS
SIGNED PRIOR TO
JUNE 16, 2003:                      No restrictions on the amount of purchase
                                    payments allocated to the GPAs or the
                                    one-year fixed account (if available).

FOR CONTRACTS WITH APPLICATIONS
SIGNED ON OR AFTER
JUNE 16 THROUGH DEC. 4, 2003:       The amount of any purchase payment allocated
                                    to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment.

                                    This 30% limit will not apply if you
                                    establish a dollar cost averaging
                                    arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

FOR CONTRACTS WITH APPLICATIONS
SIGNED ON OR AFTER
DEC. 5, 2003:                       In certain states where we offer GPAs that
                                    do not require payment of a statutory
                                    minimum guaranteed interest rate, the amount of any purchase payment allocated to one-year fixed account cannot exceed 30% of the purchase payment. The amount of any purchase payment allocated to the GPAs is not subject to this 30% limit. Please consult your investment professional to see if these restrictions apply in your state.
                                    In all other states, the amount of any
                                    purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. We reserve the right to further limit purchase payment allocations to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

                                    In all states, the 30% limit will not apply if you establish an automated dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

There are no restrictions on allocations of purchase payments to the subaccounts.


We apply your purchase payments to the GPAs, one-year fixed account and subaccounts you select. If we receive your additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive your purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

--------------------------------------------------------------------------------
  20  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to the maximum age or date described below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distribution in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY


We will pay the death benefit to your named beneficiary if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS

Purchase payment amount and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS

  If paying by SIP:

     $50 initial payment.

     $50 for additional payments.

  If paying by any other method:

     $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.

     $2,000 initial payment for contracts issued in all other states.

     $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

     $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   21

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER


Send your check along with your name and contract number to our corporate office:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474


 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)

For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the one-year fixed account.

--------------------------------------------------------------------------------
  22  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.


These fees are based on the death benefit guarantees whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                         QUALIFIED ANNUITIES    NONQUALIFIED ANNUITIES
 ROP death benefit                                                   0.85%                    1.10%
 MAV death benefit(1),(2)                                            1.05                     1.30
 EDB(1)                                                              1.15                     1.40
FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
 ROP death benefit                                                   1.15                     1.40
 MAV death benefit(1),(2)                                            1.35                     1.60
 EDB(1)                                                              1.45                     1.70

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector and Benefit Protector Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed below, will cover sales and distribution expenses.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select. (In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to a MVA. (See "The Guarantee Period Accounts -- Market Value Adjustment
(MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a seven-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   23

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value; and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                        (ACV - XSF)
    PPW   =   XSF   +   -----------   X   (PPNPW - XSF)
                        (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the withdrawal charge schedule you selected:

           SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE    FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE(1)
           YEARS FROM PURCHASE  WITHDRAWAL CHARGE   YEARS FROM PURCHASE   WITHDRAWAL CHARGE
             PAYMENT RECEIPT       PERCENTAGE         PAYMENT RECEIPT         PERCENTAGE
                    1                   8%                   1                    8%
                    2                   8                    2                    7
                    3                   7                    3                    6
                    4                   7                    4                    4
                    5                   6                    5                    2
                    6                   5               Thereafter                0
                    7                   3
                  Thereafter            0


(1) The five-year withdrawal charge schedule may not be available in all states.



For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.



Note that the withdrawal charge is assessed against the original amount of your purchased payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchased payments withdrawn may be greater than the amount of contract value you withdraw.

--------------------------------------------------------------------------------
  24  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract is a qualified annuity with a seven-year withdrawal schedule, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. For a nonqualified annuity with a seven-year withdrawal schedule, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. If the original contract is a qualified annuity with a five-year withdrawal schedule, the discount rate we use in the calculation will be 5.16% if the assumed investment rate is 3.5% and 6.66% if the assumed investment rate is 5%. For a nonqualified annuity with a five-year withdrawal schedule, the discounted rate will be 5.41% if the assumed investment rate is 3.5% and 6.91% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:


- We receive these payments



  - $10,000 initial;



  - $8,000 on the seventh contract anniversary;



  - $6,000 on the eighth contract anniversary



- You withdraw the contract for its total withdrawal value of $38,101 during the eleventh contract year and make no other withdrawals during that contract year; and



- The prior anniversary contract value is $38,488.



WITHDRAWAL
  CHARGE                             EXPLANATION
   $  0      $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0      $10,252.20 is contract earnings in excess of the 10% TFA
             withdrawal amount withdrawn without withdrawal charge; and
      0      $10,000 initial purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
    560      $8,000 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and
    420      $6,000 purchase payment is in its third year from receipt
             withdrawn with a 7% withdrawal charge
   ----
   $980


Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:


WITHDRAWAL
  CHARGE                             EXPLANATION
   $  0      $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0      $10,252.20 is contract earnings in excess of the 10% TFA
             withdrawal amount withdrawn without withdrawal charge; and
      0      $10,000 initial purchase payment was received six or more
             years before withdrawal and is withdrawn without withdrawal charge; and
    320      $8,000 purchase payment is in its fourth year from receipt, withdrawn with a 4% withdrawal charge; and
    360      $6,000 purchase payment is in its third year from receipt
             withdrawn with a 6% withdrawal charge.
   ----
   $680


WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   25

- contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period;* and

- death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE

We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is 0.55% of the adjusted contract value(1). The fee for GMIB - 6% Rising Floor is 0.75% of the adjusted contract value. Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin and the GMIB terminates.


We calculate the fee as follows:

       GMIB - MAV                        0.55% X (CV + ST - FAV)
       GMIB - 6% RISING FLOOR            0.75% X (CV + ST - FAV)

 CV = contract value on the contract anniversary

  ST = transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary.

 FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.

EXAMPLE


- You purchase the contract with a payment of $50,000 and allocate all of your payment to the subaccounts.



- During the first contract year your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.


--------------------------------------------------------------------------------
  26  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

- On the first contract anniversary the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.


- The GMIB fee for:

     GMIB - MAV is 0.55%; and

     GMIB - 6% RISING FLOOR is 0.75%.

We calculate the charges as follows:

   Contract value on the contract anniversary:                                    $73,250
   plus transfers from the subaccounts to the one-year fixed account in the six
   months before the contract anniversary:                                        +15,000
   minus the value of the one-year fixed account on the contract anniversary:     -15,250
                                                                                  -------
                                                                                  $73,000

The fee charged to you for:

   GMIB - MAV                              (0.55% X $73,000) =                    $401.50
   GMIB - 6% RISING FLOOR                  (0.75% X $73,000) =                    $547.50

(1) For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB - MAV -- 0.30% and GMIB - 6% Rising
     Floor -- 0.45%.

PERFORMANCE CREDIT RIDER (PCR) FEE

We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.


OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R)) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

- plus any purchase payment credits allocated to the GPAs and the one-year fixed account;

- plus interest credited;

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   27

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus any prorated portion of the fee for any of the following benefits you have selected:

  - Guaranteed Minimum Income Benefit rider - MAV;

  - Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

  - Performance Credit rider;


  - Benefit Protector(R) rider; and/or



  - Benefit Protector(R) Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, the withdrawal charge, or fee for any optional contract riders (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider - MAV;

  - Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

  - Performance Credit rider;


  - Benefit Protector(R) rider; and/or



  - Benefit Protector(R) Plus rider.


--------------------------------------------------------------------------------
  28  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                      NUMBER
BY INVESTING AN EQUAL NUMBER                                      AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...                   MONTH                INVESTED                 UNIT VALUE                 PURCHASED
                                             Jan                   $100                      $20                       5.00
                                             Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price is
low...                        ARROW

                                             Mar                    100                       17                       5.88
                                             Apr                    100                       15                       6.67
                                             May                    100                       16                       6.25
                                             Jun                    100                       18                       5.56
                                             Jul                    100                       17                       5.88
and fewer units
when the per unit
market price is high.         ARROW

                                             Aug                    100                       19                       5.26
                                             Sept                   100                       21                       4.76
                                             Oct                    100                       20                       5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or the subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   29
discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account of a different duration and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see "Transfer policies"). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

--------------------------------------------------------------------------------
  30  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount, GPAs or the one-year fixed account to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit purchase payment allocations to the GPAs and the one-year fixed account if the interest rate we are then crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:

FOR CONTRACTS WITH APPLICATIONS
SIGNED PRIOR TO
JUNE 16, 2003:                      It is our general policy to allow you to
                                    transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Currently, we have removed this restriction and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

FOR CONTRACTS WITH APPLICATIONS
SIGNED ON OR AFTER
JUNE 16 THROUGH DEC. 4, 2003:       You may transfer contract values from the
                                    one-year fixed account to the subaccounts or GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the GPAs or the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. Total transfers out of the GPAs and one-year fixed account in any contract year are limited to 30% of the total value of the GPAs and one-year fixed account at the beginning of the contract year or $10,000, whichever is greater.

FOR CONTRACTS WITH APPLICATIONS
SIGNED ON OR AFTER
DEC. 5, 2003:                       You may transfer contract values from the
                                    one-year fixed account to the subaccounts or
                                    GPAs once a year on or within 30 days before
                                    or after the contract anniversary (except
                                    for automated transfers, which can be set up
                                    at any time for certain transfer periods
                                    subject to certain minimums). The amount of
                                    contract value transferred to the one-year
                                    fixed account cannot result in the value of
                                    the one-year fixed account in total being
                                    greater than 30% of the contract value. We
                                    reserve the right to further limit transfers
                                    to the one-year fixed account and/or GPAs if
                                    the interest rate we are then crediting on
                                    new purchase payments allocated to the
                                    one-year fixed account is equal to the
                                    minimum interest rate stated in the
                                    contract. Total transfers out of the
                                    one-year fixed account in any contract year
                                    are limited to 30% of the one-year fixed
                                    account value at the beginning of the
                                    contract year or $10,000, whichever is
                                    greater.
--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   31

Transfers from the one-year fixed account are not subject to an MVA.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or


--------------------------------------------------------------------------------
  32  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

- modifying instruction under an automatic transfer program to exclude a restricted restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we can not guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   33

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

  For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance

Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

--------------------------------------------------------------------------------
  34  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, any applicable optional rider charges, (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your GPAs, the one-year fixed account and/or subaccounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each GPA, the one-year fixed account and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.


TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:


  - you are at least age 59 1/2; or



  - you are disabled as defined in the Code; or



  - you severed employment with the employer who purchased the contract; or



  - the distribution is because of your death; or


--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   35

  - effective Jan. 1, 2009, the distribution is due to plan termination; or



  - effective Jan. 1, 2009, you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector(R) Plus Death Benefit rider, the rider will terminate upon change of ownership of your annuity contract. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

- Return of Purchase Payments death benefit (ROP);

- Maximum Anniversary Value death benefit (MAV); and

- Enhanced Death Benefit (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect either the MAV death benefit or the EDB. Once you select a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

--------------------------------------------------------------------------------
  36  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1. contract value; or

2. total purchase payments plus purchase payments credits minus adjusted partial withdrawals.

  ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH          =   PW X DB
    BENEFIT                                                          ------------
                                                                     CV

  PW = the partial withdrawal including any applicable MVA or withdrawal charge.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE


- You purchase the contract with a payment of $20,000.



- On the first contract anniversary you make an additional purchase payment of $5,000.



- During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.



- During the third contract year the contract value grows to $23,000.



  We calculate the ROP death benefit as follows:
  Contract value at death:                                                                    $23,000.00
                                                                                              ----------
  Purchase payments and purchase payment credits minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                                $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------
  ROP death benefit, calculated as the greatest of these two values:                          $23,295.45


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If the MAV death benefit is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit, you may not cancel it. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the MAV on the date of death.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE


- You purchase the contract with a payment of $20,000.



- On the first contract anniversary the contract value grows to $24,000.

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   37

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.



  We calculate the MAV death benefit as follows:
  Contract value at death:                                                                    $20,500.00
                                                                                              ----------
  Purchase payments and purchase payment credits minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                                $20,000.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $20,000
         ----------------  =                                                                   -1,363.64
             $22,000                                                                          ----------
         for a death benefit of:                                                              $18,636.36
                                                                                              ----------
  The MAV immediately preceding the date of death:
         Greatest of your contract anniversary contract values:                               $24,000.00
         plus purchase payments and purchase payment credits made since the prior                  +0.00
         anniversary:
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $24,000
         ----------------  =                                                                   -1,636.36
             $22,000                                                                          ----------
         for a MAV death benefit of:                                                          $22,363.64
                                                                                              ----------
  The MAV death benefit, calculated as the greatest of these three values:                    $22,363.64


ENHANCED DEATH BENEFIT

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with EDB. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time of purchase. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values; less purchase payment credits added in the last 12 months:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%,

- plus any subsequent amounts allocated to the subaccounts,

- minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                  PWT X VAF
  5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS   =   -------------
                                                                  SV

  PWT   =   the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge and MVA) from the subaccounts.
  VAF   =   variable account floor on the date of (but prior to) the
            transfer or partial withdrawal.
   SV   =   value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

--------------------------------------------------------------------------------
  38  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.



- On the first contract anniversary the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200.



- During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.



  The death benefit is calculated as follows:
  Contract value at death:                                                                    $22,800.00
                                                                                              ----------
  Purchase payments and purchase payment credits minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                                $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a return of purchase payment death benefit of:                                   $23,456.79
                                                                                              ----------
  The MAV immediately preceding the date of death:
         Greatest of your contract anniversary contract values:                               $25,000.00
         plus purchase payments and purchase payment credits made since the prior                  +0.00
         anniversary:
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a MAV death benefit of:                                                          $23,456.79
                                                                                              ----------
  The 5% rising floor:
         The variable account floor on the first contract anniversary, calculated as: 1.05    $21,000.00
         x $20,000 =
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                  -$1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the one-year fixed account value:                                                +5,300.00
         5% rising floor (value of the GPAs, one-year fixed account and the variable          $24,642.11
         account floor):
                                                                                              ----------
  EDB, calculated as the greatest of these three values:                                      $24,642.11


IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector(R) Plus rider, if selected, will terminate. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   39

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector(R) Plus rider, if selected, will terminate. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

- you must hold the GMIB for 7 years,


- the GMIB rider terminates* 30 days following the contract anniversary after the annuitant's 86th birthday,


- you can only exercise the GMIB within 30 days after a contract anniversary, and

- there are additional costs associated with the rider.


* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.

The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.

--------------------------------------------------------------------------------
  40  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.


INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in RiverSource Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.


YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:

- GMIB - Maximum Anniversary Value (MAV); or

- GMIB - 6% Rising Floor.

GMIB - MAV
GMIB BENEFIT BASE:

If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the MAV.

MAV is a value we calculate on the first contract anniversary as the highest of:
(a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB - MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

  PMT X CVG
  ---------
  ECV

     PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.

     CVG = current contract value at the time you exercise the GMIB - MAV.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:

- you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity - no refund

- You may change the annuitant for the payouts.

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   41

When you exercise your GMIB-MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.05

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - MAV:

- You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

- You may terminate the GMIB - MAV any time after the seventh rider anniversary.

- The GMIB - MAV will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.


- The GMIB - MAV will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


EXAMPLE


- You purchase the contract during the 2004 calendar year with a payment of $100,000 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.


- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

--------------------------------------------------------------------------------
  42  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                                 GMIB
ANNIVERSARY                                   CONTRACT VALUE         PURCHASE PAYMENTS             MAV               BENEFIT BASE
 1                                               $107,000                $101,000                $107,000
 2                                                125,000                 101,000                 125,000
 3                                                132,000                 101,000                 132,000
 4                                                150,000                 101,000                 150,000
 5                                                 85,000                 101,000                 150,000
 6                                                120,000                 101,000                 150,000
 7                                                138,000                 101,000                 150,000              $150,000
 8                                                152,000                 101,000                 152,000               152,000
 9                                                139,000                 101,000                 152,000               152,000
 10                                               126,000                 101,000                 152,000               152,000
 11                                               138,000                 101,000                 152,000               152,000
 12                                               147,000                 101,000                 152,000               152,000
 13                                               163,000                 101,000                 163,000               163,000
 14                                               159,000                 101,000                 163,000               163,000
 15                                               215,000                 101,000                 215,000               215,000

NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

CONTRACT                                                                             PLAN A -
ANNIVERSARY                                                  GMIB                LIFE ANNUITY --
AT EXERCISE                                              BENEFIT BASE               NO REFUND
 10                                             $152,000 (MAV)                      $  784.32
 15                                             215,000 (Contract Value = MAV)       1,268.50

                                                      MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                             PLAN B -             PLAN D - JOINT AND
ANNIVERSARY                                     LIFE ANNUITY WITH         LAST SURVIVOR LIFE
AT EXERCISE                                     TEN YEARS CERTAIN        ANNUITY -- NO REFUND
 10                                                 $  763.04                  $627.76
 15                                                  1,210.45                   982.55

The payouts above are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                       PLAN A -                  PLAN B -             PLAN D - JOINT AND
ANNIVERSARY                                                 LIFE ANNUITY --         LIFE ANNUITY WITH         LAST SURVIVOR LIFE
AT EXERCISE                          CONTRACT VALUE            NO REFUND            TEN YEARS CERTAIN        ANNUITY -- NO REFUND
 10                                     $126,000               $  650.16                $  632.52                   $520.38
 15                                      215,000                1,268.50                 1,210.45                    982.55

In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

GMIB - 6% RISING FLOOR
GMIB BENEFIT BASE:

If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the 6% variable account rising floor.

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   43

6% RISING FLOOR: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

- the initial purchase payments allocated to the subaccounts increased by 6%,

- plus any subsequent amounts allocated to the subaccounts, and

- minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

- subtract each payment adjusted for market value from the contract value.

- subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

  PMT X CVG
  ---------
        ECV

     PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

     CVG = current contract value at the time you exercise the GMIB.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

           PMT X
      (1.06)(CY)

     CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:

- you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity - no refund

- You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

--------------------------------------------------------------------------------
  44  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.05

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - 6% RISING FLOOR:

- You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

- You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

- The GMIB - 6% Rising Floor will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.


- The GMIB - 6% Rising Floor will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


EXAMPLE


- You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all of your purchase payment to the subaccounts.


- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   45

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                                 GMIB
ANNIVERSARY                            CONTRACT VALUE         PURCHASE PAYMENTS           6% RISING FLOOR            BENEFIT BASE
 1                                        $107,000                $100,000                   $106,000
 2                                         125,000                 100,000                    112,360
 3                                         132,000                 100,000                    119,102
 4                                         150,000                 100,000                    126,248
 5                                          85,000                 100,000                    133,823
 6                                         120,000                 100,000                    141,852
 7                                         138,000                 100,000                    150,363                  $150,363
 8                                         152,000                 100,000                    159,388                   159,388
 9                                         139,000                 100,000                    168,948                   168,948
 10                                        126,000                 100,000                    179,085                   179,085
 11                                        138,000                 100,000                    189,830                   189,830
 12                                        147,000                 100,000                    201,220                   201,220
 13                                        215,000                 100,000                    213,293                   215,000
 14                                        234,000                 100,000                    226,090                   234,000
 15                                        240,000                 100,000                    239,655                   240,000

NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

CONTRACT                                                                             PLAN A -
ANNIVERSARY                                               GMIB                    LIFE ANNUITY --
AT EXERCISE                                           BENEFIT BASE                   NO REFUND
 10                                            $179,085 (6% Rising Floor)            $  872.14
 15                                            240,000 (Contract Value)               1,346.40

                                                     MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                            PLAN B -             PLAN D - JOINT AND
ANNIVERSARY                                    LIFE ANNUITY WITH         LAST SURVIVOR LIFE
AT EXERCISE                                    TEN YEARS CERTAIN        ANNUITY -- NO REFUND
 10                                                $  850.65                 $  691.27
 15                                                 1,286.40                  1,034.40

The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                       PLAN A -                  PLAN B -             PLAN D - JOINT AND
ANNIVERSARY                             CONTRACT            LIFE ANNUITY --         LIFE ANNUITY WITH         LAST SURVIVOR LIFE
AT EXERCISE                              VALUE                 NO REFUND            TEN YEARS CERTAIN        ANNUITY -- NO REFUND
 10                                     $126,000               $  650.16                $  632.52                 $  520.38
 15                                     240,000                 1,416.00                 1,351.20                  1,096.80

In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.
--------------------------------------------------------------------------------
  46  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select either GMIB rider option.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.


INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the RiverSource Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.


TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

                                                  PW X TV
  TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS   =   ------------
                                                  CV

  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  TV = the target value on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

OPTION A) You may choose to accept a PCR credit to your contract equal to:

  5% X (PP - PCRPW - PP5)

       PP = total purchase payments and purchase payment credits.

  PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix A.

      PP5 = purchase payments and purchase payment credits made in the prior five years.

            We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

OPTION B)You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   47

TERMINATING THE PCR

- You may terminate the PCR within 30 days following the first rider anniversary.

- You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

- The PCR will terminate on the date:

  - you make a full withdrawal from the contract,

  - that a death benefit is payable, or

  - you choose to begin taking annuity payouts.

EXAMPLE


- You purchase the contract with a payment of $100,000 and we add a $1,000 purchase payment credit to the contract


- There are no additional purchase payments and no partial withdrawals


- On the tenth contract anniversary the contract value is $200,000



- We determine the target value on the tenth contract anniversary as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 X (1.072)(10) = $101,000 X 2.00423 = $202,427.


  Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

  5% X (PP - PCRPW - PP5) = 0.05 X ($101,000 - 0 - 0) = $5,050.


  After application of the PCR credit, your total contract value would be $205,050.



- During the eleventh contract year, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on the tenth contract anniversary ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to determine your monthly annuity payout amount.



- If on Feb. 1, 2014 you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on the tenth contract anniversary with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on the twentieth contract anniversary.



BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R))


The Benefit Protector(R) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Benefit Protector(R) is not available with EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) to your contract. You must elect the Benefit Protector(R) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(R) Plus Rider. We reserve the right to discontinue offering the Benefit Protector(R) for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(R) is appropriate for your situation.

The Benefit Protector(R) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary, plus:

- the applicable death benefit,

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector(R) and Benefit Protector(R) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

--------------------------------------------------------------------------------
  48  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE BENEFIT PROTECTOR(R)

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR(R)


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.



- During the first contract year the contract value grows to $105,000. The death benefit under the MAV death benefit equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(R) does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. The death benefit equals:


    MAV death benefit (contract value):                           $110,000
    plus the Benefit Protector(R) benefit which equals 40% of
    earnings
    at death (MAV death benefit minus payments not previously
    withdrawn):
    0.40 X ($110,000 - $100,000) =                                  +4,000
                                                                  --------
    Total death benefit of:                                       $114,000
                                                                  --------


- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:


    MAV death benefit (MAV):                                      $110,000
    plus the Benefit Protector(R) benefit (40% of earnings at
    death):
    0.40 X ($110,000 - $100,000) =                                  +4,000
                                                                  --------
    Total death benefit of:                                       $114,000
                                                                  --------


- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:


    MAV death benefit (MAV adjusted for partial withdrawals):     $57,619
    plus the Benefit Protector(R) benefit (40% of earnings at
    death):
    0.40 X ($57,619 - $55,000) =                                   +1,048
                                                                  -------
    Total death benefit of:                                       $58,667
                                                                  -------


- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit during the third contract year. The reduction in contract value has no effect.



- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:


    MAV death benefit (contract value):                           $200,000
    plus the Benefit Protector(R) benefit (40% of earnings at
    death,
    up to a maximum of 100% of purchase payments not
    previously withdrawn that are one or more years old)           +55,000
                                                                  --------
    Total death benefit of:                                       $255,000
                                                                  --------


- During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) value. The death benefit equals:


    MAV death benefit (contract value less any purchase payment
    credits added in the last 12 months):                         $249,500
    plus the Benefit Protector(R) benefit (40% of earnings at
    death,
    up to a maximum of 100% of purchase payments not
    previously withdrawn that are one or more years old)           +55,000
                                                                  --------
    Total death benefit of:                                       $304,500
                                                                  --------

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   49

- During the eleventh contract year the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector(R) changes. The death benefit equals:


    MAV death benefit (contract value):                           $250,000
    plus the Benefit Protector(R) benefit (40% of earnings at
    death
    up to a maximum of 100% of purchase payments not
    previously withdrawn that are one or more years old)
    0.40 X ($250,000 - $105,000) =                                 +58,000
                                                                  --------
    Total death benefit of:                                       $308,000
                                                                  --------

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(R) Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector(R), see "Taxes."


BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)


The Benefit Protector(R) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(R) rider during the second rider year. Benefit Protector(R) Plus is not available with EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) Plus to your contract. You must elect the Benefit Protector(R) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through a transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector(R) Rider. We reserve the right to discontinue offering the Benefit Protector(R) Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(R) Plus is appropriate for your situation.

The Benefit Protector(R) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the benefits payable under the Benefit Protector(R) described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                  PERCENTAGE IF YOU AND THE ANNUITANT ARE    PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE    70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                         0%                                          0%
 Three and Four                     10%                                       3.75%
 Five or more                       20%                                        7.5%

Another way to describe the benefits payable under the Benefit Protector(R) Plus rider is as follows:

- the applicable death benefit (see Benefits in Case of Death), plus:

                              IF YOU AND THE ANNUITANT ARE UNDER
CONTRACT YEAR           AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             40% X earnings at death (see above)
 Three and Four  40% X (earnings at death + 25% of initial purchase payment*)
 Five or more    40% X (earnings at death + 50% of initial purchase payment*)

                              IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR          OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             15% X earnings at death
 Three and Four  15% X (earnings at death + 25% of initial purchase payment*)
 Five or more    15% X (earnings at death + 50% of initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

--------------------------------------------------------------------------------
  50  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE BENEFIT PROTECTOR(R) PLUS

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR(R) PLUS


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.



- During the first contract year the contract value grows to $105,000. The death benefit equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(R) at this time. The death benefit equals:


    MAV death benefit (contract value):                            $110,000
    plus the Benefit Protector(R) Plus benefit which equals 40%
    of earnings
    at death (MAV rider minus payments not previously
    withdrawn): 0.40 X ($110,000 - $100,000) =                       +4,000
                                                                   --------
    Total death benefit of:                                        $114,000
                                                                   --------


- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:


    MAV death benefit (MAV):                                       $110,000
    plus the Benefit Protector(R) Plus benefit which equals 40%
    of earnings at death:
    0.40 X ($110,000 - $100,000) =                                   +4,000
    plus 10% of purchase payments made within 60 days of
    contract issue
    and not previously withdrawn: 0.10 X $100,000 =                 +10,000
                                                                   --------
    Total death benefit of:                                        $124,000
                                                                   --------


- During the first contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge, of $50,000. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:


    MAV death benefit (MAV adjusted for partial withdrawals):      $57,619
    plus the Benefit Protector(R) Plus benefit which equals 40%
    of earnings at death:
    0.40 X ($57,619 - $55,000) =                                    +1,048
    plus 10% of purchase payments made within 60 days of
    contract issue
    and not previously withdrawn: 0.10 X $55,000 =                  +5,500
                                                                   -------
    Total death benefit of:                                        $64,167
                                                                   -------


- On the third contract anniversary the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid during the third contract year. The reduction in contract value has no effect.



- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(R) Plus also reaches its maximum of 20%. The death benefit equals:


    MAV death benefit (contract value):                            $200,000
    plus the Benefit Protector(R) Plus benefit which equals 40%
    of earnings
    at death, up to a maximum of 100% of purchase payments not
    previously withdrawn that are one or more years old             +55,000
    plus 20% of purchase payments made within 60 days of
    contract issue
    and not previously withdrawn: 0.20 X $55,000 =                  +11,000
                                                                   --------
    Total death benefit of:                                        $266,000
                                                                   --------

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   51

- During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) Plus value. The death benefit equals:


    MAV death benefit (contract value less any purchase payment
      credits added in the last 12 months):                        $249,500
    plus the Benefit Protector(R) Plus benefit which equals 40%
    of earnings
    at death, up to a maximum of 100% of purchase payments not
    previously withdrawn that are one or more years old             +55,000
    plus 20% of purchase payments made within 60 days of
    contract issue
    and not previously withdrawn: 0.20 X $55,000 =                  +11,000
                                                                   --------
    Total death benefit of:                                        $315,500
                                                                   --------


- During the eleventh contract year the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(R) Plus remains constant. The death benefit equals:


    MAV death benefit (contract value):                           $250,000
    plus the Benefit Protector(R) Plus benefit which equals 40%
    of earnings
    at death (MAV rider minus payments not previously
    withdrawn):
    0.40 X ($250,000 - $105,000) =                                 +58,000
    plus 20% of purchase payments made within 60 days of
    contract issue
    and not previously withdrawn: 0.20 X $55,000 =                 +11,000
                                                                  --------
    Total death benefit of:                                       $319,000
                                                                  --------

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector(R) Plus, see "Taxes."

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (Fixed payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to

--------------------------------------------------------------------------------
  52 EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 4.86% and 6.91% depending on the applicable contract options and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   53

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.



NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the


--------------------------------------------------------------------------------
  54 EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;



In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;



- the payout is made on account of an eligible hardship; or


--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   55

- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.



PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



- to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

--------------------------------------------------------------------------------
  56  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or no longer most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).


In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 6.50% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   57

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- the funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


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  58  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2007 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investor Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

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                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   59

APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE:

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

                                         PW X RPA
  RPA ADJUSTED PARTIAL WITHDRAWALS   =   ---------------
                                         CV

      PW = the partial withdrawal including any applicable withdrawal charge or MVA.

      CV = the contract value on the date of (but prior to) the partial withdrawal.

     RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO:

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

                                           PW X EPA         EPA
  EPA ADJUSTED PARTIAL WITHDRAWALS   =   ------------   X   ------
                                              CV            RPA

      PW = the partial withdrawal including any applicable withdrawal charge or MVA.

      CV = the contract value on the date of (but prior to) the partial withdrawal.

     EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.

     RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE:

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.


- You purchase the contract with an initial purchase payment of $100,000.



- On the sixth contract anniversary you make an additional purchase payment in the amount of $100,000.


- Contract values before any partial withdrawals are shown below.


- On the third contract anniversary you make a partial withdrawal in the amount of $10,000.



- On the eighth contract anniversary you make another partial withdrawal in the amount of $10,000.


NOTE: The shaded portion of the table indicates the five year exclusion period.


  CONTRACT
  DURATION
  IN YEARS                                        TOTAL PURCHASE PAYMENTS                        CONTRACT VALUE
 At Issue                                                $100,000                                   $100,000
 1                                                        100,000                                    110,000
 2                                                        100,000                                    115,000
 3                                                        100,000                                    120,000
 4                                                        100,000                                    115,000
 5                                                        100,000                                    120,000
 6                                                        200,000                                    225,000
 7                                                        200,000                                    230,000
 8                                                        200,000                                    235,000
 9                                                        200,000                                    230,000
 10                                                       200,000                                    235,000


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  60  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:


For the first partial withdrawal on the third contract
  anniversary:
     RPA before the partial withdrawal = total purchase         RPA adjusted partial withdrawal =
     payments made prior to the partial withdrawal minus the  $10,000 X $100,000    =  $8,333
     RPA adjusted partial withdrawals for all previous             $120,000
     partial withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on the eighth contract
  anniversary:
     RPA before the partial withdrawal = total purchase         RPA adjusted partial withdrawal =
     payments made prior to the partial withdrawal minus the  $10,000 X $191,667    =  $8,156
     RPA adjusted partial withdrawals for all previous             $235,000
     partial withdrawals = $200,000 - $8,333 = $191,667


STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:


For the first partial withdrawal on the third contract
  anniversary:
     EPA before the partial withdrawal = total purchase                EPA adjusted partial withdrawal =
     payments made prior to the partial withdrawal AND the    $10,000 X $100,000    X  $100,000    =  $8,333
     five-year exclusion period minus the EPA adjusted             $120,000            $100,000
     partial withdrawals for all previous partial
     withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on the eighth contract
  anniversary:
     EPA before the partial withdrawal = total purchase                EPA adjusted partial withdrawal =
     payments made prior to the partial withdrawal AND the    $10,000 X $91,667     X  $91,667     =  $1,866
     five-year exclusion period minus the EPA adjusted             $235,000            $191,667
     partial withdrawals for all previous partial
     withdrawals = $100,000 - $8,333 = $91,667


STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

     PCRPW amount = $8,333 + $1,866 = $10,199

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   61

APPENDIX B: CONDENSED FINANCIAL INFORMATION

(Unaudited)



The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.


VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                          2007      2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (05/21/2002)
Accumulation unit value at beginning of period               $1.28    $1.15    $1.10    $1.00    $0.76    $1.00       --       --
Accumulation unit value at end of period                     $1.29    $1.28    $1.15    $1.10    $1.00    $0.76       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                806      813      843      909      623      113       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA BALANCED FUND - CLASS 2* (07/31/2002)
Accumulation unit value at beginning of period               $1.36    $1.25    $1.20    $1.14    $1.00    $1.00       --       --
Accumulation unit value at end of period                     $1.43    $1.36    $1.25    $1.20    $1.14    $1.00       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 69       59       48       40       30       10       --       --
*Effective May 30, 2008, the Fund will change its name to Evergreen VA Diversified Capital Builder Fund - Class 2.
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period               $1.14    $1.11    $1.10    $1.07    $1.04    $1.00       --       --
Accumulation unit value at end of period                     $1.18    $1.14    $1.11    $1.10    $1.07    $1.04       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                898      971      927      861      792      241       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 2 (07/31/2002)
(PREVIOUSLY EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2)
Accumulation unit value at beginning of period               $1.37    $1.31    $1.34    $1.25    $1.08    $1.00       --       --
Accumulation unit value at end of period                     $1.41    $1.37    $1.31    $1.34    $1.25    $1.08       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                353      465      487      470      285       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (08/30/2002)
Accumulation unit value at beginning of period               $1.59    $1.43    $1.33    $1.23    $0.96    $1.00       --       --
Accumulation unit value at end of period                     $1.70    $1.59    $1.43    $1.33    $1.23    $0.96       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                565      584      567      267      152        3       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period               $1.76    $1.60    $1.52    $1.35    $0.99    $1.00       --       --
Accumulation unit value at end of period                     $1.93    $1.76    $1.60    $1.52    $1.35    $0.99       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                102      107      109       74       36        8       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period               $1.40    $1.30    $1.30    $1.21    $1.04    $1.00       --       --
Accumulation unit value at end of period                     $1.42    $1.40    $1.30    $1.30    $1.21    $1.04       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                269      294      297      327      252       95       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period               $1.98    $1.63    $1.42    $1.21    $0.93    $1.00       --       --
Accumulation unit value at end of period                     $2.25    $1.98    $1.63    $1.42    $1.21    $0.93       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                294      327      333      336      225       31       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period               $1.52    $1.45    $1.41    $1.33    $0.96    $1.00       --       --
Accumulation unit value at end of period                     $1.68    $1.52    $1.45    $1.41    $1.33    $0.96       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                449      462      480      368      237       86       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period               $1.91    $1.59    $1.45    $1.22    $0.95    $1.00       --       --
Accumulation unit value at end of period                     $1.74    $1.91    $1.59    $1.45    $1.22    $0.95       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                627      667      696      581      380       75       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period               $1.86    $1.68    $1.43    $1.16    $0.85    $1.00       --       --
Accumulation unit value at end of period                     $2.13    $1.86    $1.68    $1.43    $1.16    $0.85       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                821      841      769      737      543       94       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period               $1.79    $1.53    $1.40    $1.25    $1.01    $1.16    $1.09    $1.00
Accumulation unit value at end of period                     $1.84    $1.79    $1.53    $1.40    $1.25    $1.01    $1.16    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,218    3,435    3,555    3,640    2,566      753       61       21
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  62  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period               $1.65    $1.45    $1.34    $1.13    $0.79    $1.00       --       --
Accumulation unit value at end of period                     $1.61    $1.65    $1.45    $1.34    $1.13    $0.79       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                249      248      220      170      121       33       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (05/21/2002)
Accumulation unit value at beginning of period               $1.64    $1.29    $1.17    $1.01    $0.80    $1.00       --       --
Accumulation unit value at end of period                     $1.76    $1.64    $1.29    $1.17    $1.01    $0.80       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                392      419      350      360      178       33       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/21/2002)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period               $1.59    $1.34    $1.28    $1.08    $0.79    $1.00       --       --
Accumulation unit value at end of period                     $1.50    $1.59    $1.34    $1.28    $1.08    $0.79       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 80       78       77       86       54       21       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (05/30/2000)
Accumulation unit value at beginning of period               $1.10    $1.07    $1.05    $1.05    $1.06    $1.06    $1.03    $1.00
Accumulation unit value at end of period                     $1.15    $1.10    $1.07    $1.05    $1.05    $1.06    $1.06    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,135      646      695      691      813      697      554       53
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2007 were
  3.47% and 3.53%, respectively.
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (05/21/2002)
Accumulation unit value at beginning of period               $1.16    $1.13    $1.11    $1.08    $1.04    $1.00       --       --
Accumulation unit value at end of period                     $1.21    $1.16    $1.13    $1.11    $1.08    $1.04       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,355    1,120    1,133    1,115      572       63       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (05/21/2002)
Accumulation unit value at beginning of period               $1.71    $1.44    $1.28    $1.10    $0.78    $1.00       --       --
Accumulation unit value at end of period                     $1.83    $1.71    $1.44    $1.28    $1.10    $0.78       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                455      367      326      294      140       26       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (03/17/2006)
Accumulation unit value at beginning of period               $1.08    $1.00       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.10    $1.08       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                354      377       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------



VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004     2003
--------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (01/29/2003)
Accumulation unit value at beginning of period                 $1.68    $1.52    $1.46    $1.35    $1.00
Accumulation unit value at end of period                       $1.67    $1.68    $1.52    $1.46    $1.35
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  151      164      179      110       27
--------------------------------------------------------------------------------------------------------
EVERGREEN VA BALANCED FUND - CLASS 2* (01/29/2003)
Accumulation unit value at beginning of period                 $1.33    $1.23    $1.20    $1.15    $1.00
Accumulation unit value at end of period                       $1.39    $1.33    $1.23    $1.20    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   25       26       40       40       20
*Effective May 30, 2008, the Fund will change its name to Evergreen VA Diversified Capital Builder
  Fund - Class 2.
--------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                 $1.06    $1.04    $1.04    $1.02    $1.00
Accumulation unit value at end of period                       $1.09    $1.06    $1.04    $1.04    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  370      370      418      306      185
--------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 2 (01/29/2003)
(PREVIOUSLY EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2)
Accumulation unit value at beginning of period                 $1.21    $1.17    $1.20    $1.13    $1.00
Accumulation unit value at end of period                       $1.23    $1.21    $1.17    $1.20    $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  237      244      252      167       60
--------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                 $1.65    $1.49    $1.40    $1.31    $1.00
Accumulation unit value at end of period                       $1.75    $1.65    $1.49    $1.40    $1.31
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  121      128      142       76       35
--------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                 $1.76    $1.62    $1.55    $1.39    $1.00
Accumulation unit value at end of period                       $1.91    $1.76    $1.62    $1.55    $1.39
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   73       77       90       45       18
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   63

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004     2003
--------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                 $1.29    $1.21    $1.22    $1.15    $1.00
Accumulation unit value at end of period                       $1.30    $1.29    $1.21    $1.22    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  170      177      175      111       95
--------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                 $2.15    $1.78    $1.57    $1.34    $1.00
Accumulation unit value at end of period                       $2.42    $2.15    $1.78    $1.57    $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   87       78       64       45       28
--------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                 $1.55    $1.49    $1.47    $1.40    $1.00
Accumulation unit value at end of period                       $1.70    $1.55    $1.49    $1.47    $1.40
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  133      142      154      113       29
--------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                 $1.99    $1.67    $1.54    $1.31    $1.00
Accumulation unit value at end of period                       $1.80    $1.99    $1.67    $1.54    $1.31
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  102      124      102      111       54
--------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                 $2.16    $1.96    $1.69    $1.38    $1.00
Accumulation unit value at end of period                       $2.45    $2.16    $1.96    $1.69    $1.38
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  608      488      330      213      143
--------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                 $1.75    $1.50    $1.38    $1.25    $1.00
Accumulation unit value at end of period                       $1.77    $1.75    $1.50    $1.38    $1.25
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  502      611      526      516      349
--------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (01/29/2003)
Accumulation unit value at beginning of period                 $2.04    $1.81    $1.68    $1.44    $1.00
Accumulation unit value at end of period                       $1.97    $2.04    $1.81    $1.68    $1.44
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   40       30       40       33       29
--------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (01/29/2003)
Accumulation unit value at beginning of period                 $2.12    $1.69    $1.53    $1.34    $1.00
Accumulation unit value at end of period                       $2.25    $2.12    $1.69    $1.53    $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   47       53       51       54       41
--------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (01/29/2003)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                 $2.02    $1.71    $1.64    $1.40    $1.00
Accumulation unit value at end of period                       $1.88    $2.02    $1.71    $1.64    $1.40
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  687      648      720      337        3
--------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (01/29/2003)
Accumulation unit value at beginning of period                 $1.01    $0.98    $0.98    $0.99    $1.00
Accumulation unit value at end of period                       $1.04    $1.01    $0.98    $0.98    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  137       91       70      179       55
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund
  at Dec. 31, 2007 were 2.63% and 2.67%, respectively.
--------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (01/29/2003)
Accumulation unit value at beginning of period                 $1.07    $1.05    $1.05    $1.02    $1.00
Accumulation unit value at end of period                       $1.11    $1.07    $1.05    $1.05    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                3,241      547      165      169       63
--------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (01/29/2003)
Accumulation unit value at beginning of period                 $2.18    $1.86    $1.67    $1.44    $1.00
Accumulation unit value at end of period                       $2.32    $2.18    $1.86    $1.67    $1.44
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,267    1,033      512       31        9
--------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.24    $1.10    $1.05    $1.00       --
Accumulation unit value at end of period                       $1.25    $1.24    $1.10    $1.05       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,103    1,183    1,307      818       --
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  64  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p.  6
Financial Statements


--------------------------------------------------------------------------------
                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   65

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  66  EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

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                         EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS   67

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member FINRA.

Insurance and annuity products are issued by RiverSource Life Insurance Company.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


45276 M (5/08)

PROSPECTUS


MAY 1, 2008


EVERGREEN

NEW SOLUTIONS VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

             829 Ameriprise Financial Center
             Minneapolis, MN 55474
             Telephone: (800) 333-3437

             (Corporate Office)

             RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc.
  (Class B)
Evergreen Variable Annuity Trust Class 2
Fidelity(R) Variable Insurance Products - Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products
  Trust (FTVIPT) - Class 2
MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds - Service Shares
Putnam Variable Trust - Class IB Shares

RiverSource Variable Series Trust (RVST) formerly known as RiverSource(R) Variable Portfolio Funds

Van Kampen Life Investment Trust - Class II Shares
Van Kampen Universal Institutional Funds, Inc. -
  Class I Shares

Please read the prospectuses carefully and keep them for future reference.

This contract provides for purchase payment credits to eligible contract owners, which we may reverse under certain circumstances. (See "Buying Your
Contract -- Purchase Payment Credits").(1) Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.

(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

--------------------------------------------------------------------------------
                      EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   1

TABLE OF CONTENTS


KEY TERMS.......................................   3
THE CONTRACT IN BRIEF...........................   5
EXPENSE SUMMARY.................................   7
CONDENSED FINANCIAL INFORMATION (UNAUDITED).....  12
FINANCIAL STATEMENTS............................  12
THE VARIABLE ACCOUNT AND THE FUNDS..............  12
GUARANTEE PERIOD ACCOUNTS (GPAS)................  22
THE ONE-YEAR FIXED ACCOUNT......................  24
BUYING YOUR CONTRACT............................  24
CHARGES.........................................  27
VALUING YOUR INVESTMENT.........................  32
MAKING THE MOST OF YOUR CONTRACT................  34
WITHDRAWALS.....................................  39
TSA -- SPECIAL PROVISIONS.......................  40
CHANGING OWNERSHIP..............................  40
BENEFITS IN CASE OF DEATH.......................  41
OPTIONAL BENEFITS...............................  45
THE ANNUITY PAYOUT PERIOD.......................  57
TAXES...........................................  58
VOTING RIGHTS...................................  61
SUBSTITUTION OF INVESTMENTS.....................  62
ABOUT THE SERVICE PROVIDERS.....................  62
ADDITIONAL INFORMATION..........................  63
APPENDIX A: PERFORMANCE CREDIT RIDER
  ADJUSTED PARTIAL WITHDRAWAL...................  65
APPENDIX B: CONDENSED FINANCIAL
  INFORMATION (UNAUDITED).......................  67
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION...........  74





--------------------------------------------------------------------------------
  2  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and any purchase payment credits or transfer contract value to a GPA. Withdrawals and transfers from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.



MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a guarantee period account is withdrawn or transferred more than 30 days before the end of its guarantee period.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code


- SIMPLE IRAs under Section 408(p) of the Code


- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.


--------------------------------------------------------------------------------
                      EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   3

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------
  4  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any other charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds")



- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")



- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (See "The One-Year Fixed Account")



BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain restrictions. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. (See "Buying Your Contract")



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to a MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or one-year fixed account is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts")



WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (See "Withdrawals")



OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (See "Optional Benefits")



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (See "Benefits in Case of Death")


--------------------------------------------------------------------------------
                      EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   5

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See "The Annuity Payout Period")



TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes")


--------------------------------------------------------------------------------
  6  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal schedule at the time of application.

                    SEVEN-YEAR SCHEDULE                       FIVE-YEAR SCHEDULE
           YEARS FROM PURCHASE  WITHDRAWAL CHARGE   YEARS FROM PURCHASE  WITHDRAWAL CHARGE
             PAYMENT RECEIPT       PERCENTAGE         PAYMENT RECEIPT       PERCENTAGE
                    1                   8%                   1                   8%
                    2                   8                    2                   7
                    3                   7                    3                   6
                    4                   7                    4                   4
                    5                   6                    5                   2
                    6                   5               Thereafter               0
                    7                   3
                  Thereafter            0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Plans.")

                                                                      ASSUMED INVESTMENT RATE
SEVEN-YEAR SCHEDULE                                              3.50%                         5.00%
 Qualified discount rate                                         4.86%                         6.36%
 Nonqualified discount rate                                      5.11%                         6.61%

                                                                      ASSUMED INVESTMENT RATE
FIVE-YEAR SCHEDULE                                               3.50%                         5.00%
 Qualified discount rate                                         5.16%                         6.66%
 Nonqualified discount rate                                      5.41%                         6.91%

--------------------------------------------------------------------------------
                      EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   7

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.

                                                               MORTALITY AND        VARIABLE ACCOUNT       TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                         EXPENSE RISK FEE    ADMINISTRATIVE CHARGE    ACCOUNT EXPENSE
 QUALIFIED ANNUITIES
 ROP death benefit                                                 0.85%                0.15%                 1.00%
 MAV death benefit(1),(2)                                          1.05                 0.15                  1.20
 EDB(1)                                                            1.15                 0.15                  1.30
 NONQUALIFIED ANNUITIES
 ROP death benefit                                                 1.10                 0.15                  1.25
 MAV death benefit(1),(2)                                          1.30                 0.15                  1.45
 EDB(1)                                                            1.40                 0.15                  1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
 QUALIFIED ANNUITIES
 ROP death benefit                                               1.15%         0.15%       1.30%
 MAV death benefit(1),(2)                                        1.35          0.15        1.50
 EDB(1)                                                          1.45          0.15        1.60
 NONQUALIFIED ANNUITIES
 ROP death benefit                                               1.40          0.15        1.55
 MAV death benefit(1),(2)                                        1.60          0.15        1.75
 EDB(1)                                                          1.70          0.15        1.85

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003 or if your state has not approved the fee, the MAV death benefit is .10% less.

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                  $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

 GMIB - MAV                                                     0.55%(1),(2)

 GMIB - 6% RISING FLOOR                                         0.75%(1),(2)

(As a percentage of the adjusted contract value charged annually on the contract anniversary.)

 PCR FEE                                                        0.15%(1)

(As a percentage of the contract value charged annually on the contract anniversary.)


 BENEFIT PROTECTOR(R) FEE                                       0.25%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)


 BENEFIT PROTECTOR(R) PLUS FEE                                  0.40%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)

(1)  This fee applies only if you elect this optional feature.

(2) For applications signed prior to May 1, 2003, the current annual order charges apply: GMIB - MAV -- 0.30%, and GMIB -- 6% Rising Floor -- 0.45%.

--------------------------------------------------------------------------------
  8  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                              MINIMUM              MAXIMUM
 Total expenses before fee waivers and/or expense
 reimbursements                                                0.60%                1.31%


(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                          ACQUIRED FUND          GROSS TOTAL
                                         MANAGEMENT        12B-1           OTHER            FEES AND                ANNUAL
                                            FEES            FEES          EXPENSES         EXPENSES**              EXPENSES
 AIM V.I. Basic Value Fund, Series II       0.67%           0.25%           0.29%               --%                  1.21%
 Shares
 AIM V.I. Capital Appreciation Fund,        0.61            0.25            0.27                --                   1.13
 Series II Shares
 AIM V.I. Capital Development Fund,         0.75            0.25            0.31                --                1.31(1)
 Series II Shares
 AllianceBernstein VPS Global               0.75            0.25            0.17                --                   1.17
 Technology Portfolio (Class B)
 AllianceBernstein VPS Growth and           0.55            0.25            0.04                --                   0.84
 Income Portfolio (Class B)
 AllianceBernstein VPS Large Cap            0.75            0.25            0.07                --                   1.07
 Growth Portfolio (Class B)
 Evergreen VA Balanced Fund - Class 2       0.30            0.25            0.22              0.02                   0.79
 (effective May 30, 2008, the Fund
 will change its name to Evergreen VA
 Diversified Capital Builder
 Fund - Class 2)
 Evergreen VA Core Bond Fund - Class 2      0.32            0.25            0.25              0.03                   0.85
 Evergreen VA Diversified Income            0.40            0.25            0.24              0.01                   0.90
 Builder Fund - Class 2
 (previously Evergreen VA Strategic
 Income Fund - Class 2)
 Evergreen VA Fundamental Large Cap         0.58            0.25            0.17                --                   1.00
 Fund - Class 2
 Evergreen VA Growth Fund - Class 2         0.70            0.25            0.20              0.01                   1.16
 Evergreen VA High Income Fund - Class      0.50            0.25            0.30              0.01                   1.06
 2
 Evergreen VA International Equity          0.39            0.25            0.24                --                   0.88
 Fund - Class 2
 Evergreen VA Omega Fund - Class 2          0.52            0.25            0.19                --                   0.96
 Evergreen VA Special Values                0.78            0.25            0.18              0.01                   1.22
 Fund - Class 2
 Fidelity(R) VIP Contrafund(R)              0.56            0.25            0.09                --                   0.90
 Portfolio Service Class 2
 Fidelity(R) VIP Growth Portfolio           0.56            0.25            0.09                --                   0.90
 Service Class 2
 Fidelity(R) VIP Mid Cap Portfolio          0.56            0.25            0.10                --                   0.91
 Service Class 2
 FTVIPT Franklin Small Cap Value            0.51            0.25            0.15              0.02                0.93(2)
 Securities Fund - Class 2
 FTVIPT Mutual Shares Securities            0.59            0.25            0.13                --                   0.97
 Fund - Class 2
 FTVIPT Templeton Foreign Securities        0.63            0.25            0.14              0.02                1.04(2)
 Fund - Class 2
 MFS(R) New Discovery Series - Service      0.90            0.25            0.11                --                   1.26
 Class
 MFS(R) Total Return Series - Service       0.75            0.25            0.08                --                1.08(3)
 Class
 MFS(R) Utilities Series - Service          0.75            0.25            0.10                --                1.10(3)
 Class
 Oppenheimer Capital Appreciation           0.64            0.25            0.02                --                   0.91
 Fund/VA, Service Shares
 Oppenheimer Global Securities              0.62            0.25            0.02                --                   0.89
 Fund/VA, Service Shares
 Oppenheimer Main Street Small Cap          0.70            0.25            0.02                --                   0.97
 Fund/VA, Service Shares


--------------------------------------------------------------------------------
                      EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   9

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                          ACQUIRED FUND          GROSS TOTAL
                                         MANAGEMENT        12B-1           OTHER            FEES AND                ANNUAL
                                            FEES            FEES          EXPENSES         EXPENSES**              EXPENSES
 Oppenheimer Strategic Bond Fund/VA,        0.57%           0.25%           0.02%             0.02%                  0.86%(4)
 Service Shares
 Putnam VT Growth and Income                0.50            0.25            0.05                --                   0.80
 Fund - Class IB Shares
 Putnam VT Health Sciences                  0.70            0.25            0.13                --                   1.08
 Fund - Class IB Shares
 Putnam VT International Equity             0.73            0.25            0.11              0.01                   1.10
 Fund - Class IB Shares
 RVST RiverSource(R) Partners Variable      0.97            0.13            0.18                --                1.28(5)
 Portfolio - Small Cap Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Small Cap Value Fund)
 RVST RiverSource(R) Variable               0.33            0.13            0.14                --                   0.60
 Portfolio - Cash Management Fund
 RVST RiverSource(R) Variable               0.45            0.13            0.16                --                   0.74
 Portfolio - Diversified Bond Fund
 RVST RiverSource(R) Variable               0.59            0.13            0.14                --                   0.86
 Portfolio - Diversified Equity Income
 Fund
 RVST RiverSource(R) Variable               0.58            0.13            0.15                --                   0.86
 Portfolio - Large Cap Equity Fund
 RVST RiverSource(R) Variable               0.58            0.13            0.15                --                   0.86
 Portfolio - Mid Cap Growth Fund
 RVST RiverSource(R) Variable               0.48            0.13            0.18                --                   0.79
 Portfolio - Short Duration U.S.
 Government Fund
 Van Kampen Life Investment Trust           0.56            0.25            0.03                --                   0.84
 Comstock Portfolio, Class II Shares
 Van Kampen Life Investment Trust           0.56            0.25            0.04                --                   0.85
 Growth and Income Portfolio, Class II
 Shares
 Van Kampen UIF U.S. Real Estate            0.74              --            0.30                --                   1.04
 Portfolio, Class I Shares



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 1.30% for AIM V.I. Capital Development Fund, Series II Shares.


(2) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.91% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2 and 1.02% for FTVIPT Templeton Foreign Securities Fund - Class 2.


(3) MFS has agreed in writing to reduce its management fee to 0.65% for MFS Total Return Series annually on average daily net assets in excess of $3 billion and 0.70% for MFS Utilities Series annually on average daily net assets in excess of $1 billion. After fee reductions net expenses would be 1.05% for MFS Total Return Series - Service Class and 1.07% for MFS Utilities Series - Service Class. This written agreement will remain in effect until modified by the Fund's Board of Trustees.


(4) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2007, the transfer agent fees did not exceed this expense limitation. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund and OFI Master Loan Fund LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82% for Oppenheimer Strategic Bond Fund/VA, Service Shares.


(5) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed 1.20% for RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value Fund.


--------------------------------------------------------------------------------
  10  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.


THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.



MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                      IF YOU WITHDRAW YOUR CONTRACT                    OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                AT THE END OF THE APPLICABLE TIME PERIOD:             AT THE END OF THE APPLICABLE TIME PERIOD:
NON-QUALIFIED ANNUITY          1 YEAR     3 YEARS     5 YEARS     10 YEARS           1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule                      $1,202      $1,918      $2,651      $4,204             $402       $1,218      $2,051      $4,204
 Five-year withdrawal charge
 schedule                       1,233       1,908       2,394       4,463              433        1,308       2,194       4,463



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                      IF YOU WITHDRAW YOUR CONTRACT                    OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                AT THE END OF THE APPLICABLE TIME PERIOD:             AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS           1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule                      $1,177      $1,844      $2,530      $3,982             $377       $1,144      $1,930      $3,982
 Five-year withdrawal charge
 schedule                       1,207       1,833       2,275       4,247              407        1,233       2,075       4,247


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                      IF YOU WITHDRAW YOUR CONTRACT                    OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                AT THE END OF THE APPLICABLE TIME PERIOD:             AT THE END OF THE APPLICABLE TIME PERIOD:
NON-QUALIFIED ANNUITY          1 YEAR     3 YEARS     5 YEARS     10 YEARS           1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule                      $  991      $1,291      $1,616      $2,199             $191        $591       $1,016      $2,199
 Five-year withdrawal charge
 schedule                       1,022       1,284       1,372       2,517              222         684        1,172       2,517



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                      IF YOU WITHDRAW YOUR CONTRACT                    OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                AT THE END OF THE APPLICABLE TIME PERIOD:             AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS           1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule                       $965       $1,213      $1,484      $1,927             $165        $513       $  884      $1,927
 Five-year withdrawal charge
 schedule                        996        1,207       1,242       2,253              196         607        1,042       2,253



(1) In these examples, the $40 contract administrative charge is approximated as a .014% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   11

CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix B.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Evergreen Variable Annuity Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Portfolio Funds are generally more profitable for us and our

--------------------------------------------------------------------------------
  12 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocated to the RiverSource Variable Portfolio Funds that exceeds the range disclosed below for the funds our affiliates do not manage. These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds, and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   13

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).


  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

--------------------------------------------------------------------------------
  14  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:


INVESTING IN                        INVESTMENT OBJECTIVE AND POLICIES    INVESTMENT ADVISER
AIM V.I. Basic Value Fund, Series   Long-term growth of capital.         Invesco Aim Advisors, Inc.
II Shares                           Invests at least 65% of its total    adviser, advisory entities
                                    assets in equity securities of       affiliated with Invesco Aim
                                    U.S. issuers that have market        Advisors, Inc., subadvisers.
                                    capitalizations of greater than
                                    $500 million and are believed to
                                    be undervalued in relation to
                                    long-term earning power or other
                                    factors. The fund may invest up to
                                    25% of its total assets in foreign
                                    securities.
AIM V.I. Capital Appreciation       Growth of capital. Invests           Invesco Aim Advisors, Inc.
Fund, Series II Shares              principally in common stocks of      adviser, advisory entities
                                    companies likely to benefit from     affiliated with Invesco Aim
                                    new or innovative products,          Advisors, Inc., subadvisers.
                                    services or processes as well as
                                    those with above-average long-term
                                    growth and excellent prospects for
                                    future growth. The fund can invest
                                    up to 25% of its total assets in
                                    foreign securities that involve
                                    risks not associated with
                                    investing solely in the United
                                    States.
AIM V.I. Capital Development Fund,  Long-term growth of capital.         Invesco Aim Advisors, Inc.
Series II Shares                    Invests primarily in securities      adviser, advisory entities
                                    (including common stocks,            affiliated with Invesco Aim
                                    convertible securities and bonds)    Advisors, Inc., subadvisers.
                                    of small- and medium-sized
                                    companies. The Fund may invest up
                                    to 25% of its total assets in
                                    foreign securities.
AllianceBernstein VPS Global        Long-term growth of capital. The     AllianceBernstein L.P.
Technology Portfolio (Class B)      Fund invests at least 80% of its
                                    net assets in securities of
                                    companies that use technology
                                    extensively in the development of
                                    new or improved products or
                                    processes. Invests in a global
                                    portfolio of securities of U.S.
                                    and foreign companies selected for
                                    their growth potential.
AllianceBernstein VPS Growth and    Long-term growth of capital.         AllianceBernstein L.P.
Income Portfolio (Class B)          Invests primarily in the equity
                                    securities of domestic companies
                                    that the Advisor deems to be
                                    undervalued.
AllianceBernstein VPS Large Cap     Long-term growth of capital.         AllianceBernstein L.P.
Growth Portfolio (Class B)          Invests primarily in equity
                                    securities of U.S. companies.
                                    Unlike most equity funds, the
                                    Portfolio focuses on a relatively
                                    small number of intensively
                                    researched companies.


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   15

INVESTING IN                        INVESTMENT OBJECTIVE AND POLICIES    INVESTMENT ADVISER
Evergreen VA Balanced Fund - Class  Capital growth and current income.   Evergreen Investment Management
2 (effective May 30, 2008, the      The Fund seeks to achieve its goal   Company, LLC, adviser; Tattersall
Fund will change its name to        by investing in a combination of     Advisory Group, Inc., subadviser.
Evergreen VA Diversified Capital    equity and debt securities. Under
Builder Fund - Class 2)             normal conditions, the Fund will
                                    invest at least 25% of its assets
                                    in debt securities and the
                                    remainder in equity securities.
                                    Effective May 30, 2008:
                                    The Fund seeks to achieve its goal
                                    by investing in a combination of
                                    equity and debt securities. The
                                    Fund generally expects to invest
                                    approximately 10% to 30% of its
                                    assets in fixed income securities.
Evergreen VA Core Bond Fund -       Maximize total return through a      Evergreen Investment Management
Class 2                             combination of current income and    Company, LLC, adviser; Tattersall
                                    capital growth. The Fund invests     Advisory Group, Inc., subadviser.
                                    primarily in U.S. dollar
                                    denominated investment grade debt
                                    securities including debt
                                    securities issued or guaranteed by
                                    the U.S. Treasury or by an agency
                                    or instrumentality of the U.S.
                                    Government, corporate bonds,
                                    mortgage-backed securities,
                                    asset-backed securities, and other
                                    income producing securities.
Evergreen VA Diversified Income     High current income from interest    Evergreen Investment Management
Builder Fund - Class 2              on debt securities with a            Company, LLC, adviser; Evergreen
(previously Evergreen VA Strategic  secondary objective of potential     International Advisors,
Income Fund - Class 2)              for growth of capital in selecting   subadviser.
                                    securities. The Fund seeks to
                                    achieve its goal by investing
                                    primarily in domestic below
                                    investment grade bonds and other
                                    debt securities (which may be
                                    denominated in U.S. dollars or in
                                    non-U.S. currencies) of foreign
                                    governments and foreign
                                    corporations.
Evergreen VA Fundamental Large Cap  Capital growth with the potential    Evergreen Investment Management
Fund - Class 2                      for current income. Invests          Company, LLC
                                    primarily in common stocks of
                                    large U.S. companies whose market
                                    capitalizations measured at time
                                    of purchase fall within the market
                                    capitalization range of the
                                    companies tracked by the Russell
                                    1000(R) Index.
Evergreen VA Growth Fund - Class 2  Long-term capital growth. The Fund   Evergreen Investment Management
                                    seeks to achieve its goal by         Company, LLC
                                    investing at least 75% of its
                                    assets in common stocks of small-
                                    and medium-sized companies whose
                                    market capitalizations measured at
                                    time of purchase falls within the
                                    market capitalization range of the
                                    companies tracked by the Russell
                                    2000(R) Growth Index.


--------------------------------------------------------------------------------
  16  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                        INVESTMENT OBJECTIVE AND POLICIES    INVESTMENT ADVISER
Evergreen VA High Income Fund -     High level of current income, with   Evergreen Investment Management
Class 2                             capital growth as secondary          Company, LLC
                                    objective. The Fund seeks to
                                    achieve its goal by investing
                                    primarily in both low-rated and
                                    high-rated fixed-income
                                    securities, including debt
                                    securities, convertible
                                    securities, and preferred stocks
                                    that are consistent with its
                                    primary investment objective of
                                    high current income.
Evergreen VA International Equity   Long-term capital growth, with       Evergreen Investment Management
Fund - Class 2                      modest income as a secondary         Company, LLC
                                    objective. The Fund seeks to
                                    achieve its goal by investing
                                    primarily in equity securities
                                    issued by established, quality
                                    non-U.S. companies located in
                                    countries with developed markets
                                    and may purchase securities across
                                    all market capitalizations. The
                                    Fund may also invest in emerging
                                    markets.
Evergreen VA Omega Fund - Class 2   Long-term capital growth. Invests    Evergreen Investment Management
                                    primarily in common stocks and       Company, LLC
                                    securities convertible into common
                                    stocks of U.S. companies across
                                    all market capitalizations.
Evergreen VA Special Values Fund -  Capital growth in the value of its   Evergreen Investment Management
Class 2                             shares. The Fund seeks to achieve    Company, LLC
                                    its goal by investing at least 80%
                                    of its assets in common stocks of
                                    small U.S. companies whose market
                                    capitalizations measured at the
                                    time of purchase fall within the
                                    market capitalization range of the
                                    companies tracked by the Russell
                                    2000(R) Index.
Fidelity(R) VIP Contrafund(R)       Long-term capital appreciation.      Fidelity Management & Research
Portfolio Service Class 2           Normally invests primarily in        Company (FMR), investment manager;
                                    common stocks. Invests in            FMR U.K. and FMR Far East, sub-
                                    securities of companies whose        advisers.
                                    value it believes is not fully
                                    recognized by the public. Invests
                                    in either "growth" stocks or
                                    "value" stocks or both. The fund
                                    invests in domestic and foreign
                                    issuers.
Fidelity(R) VIP Growth Portfolio    Achieve capital appreciation.        Fidelity Management & Research
Service Class 2                     Normally invests primarily in        Company (FMR), investment manager;
                                    common stocks. Invests in            FMR U.K., FMR Far East,
                                    companies that it believes have      sub-advisers.
                                    above-average growth potential
                                    (stocks of these companies are
                                    often called "growth" stocks). The
                                    Fund invests in domestic and
                                    foreign issuers.


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   17

INVESTING IN                        INVESTMENT OBJECTIVE AND POLICIES    INVESTMENT ADVISER
Fidelity(R) VIP Mid Cap Portfolio   Long-term growth of capital.         Fidelity Management & Research
Service Class 2                     Normally invests primarily in        Company (FMR), investment manager;
                                    common stocks. Normally invests at   FMR U.K., FMR Far East,
                                    least 80% of assets in securities    sub-advisers.
                                    of companies with medium market
                                    capitalizations. May invest in
                                    companies with smaller or larger
                                    market capitalizations. Invests in
                                    domestic and foreign issuers. The
                                    Fund invests in either "growth" or
                                    "value" common stocks or both.
FTVIPT Franklin Small Cap Value     Long-term total return. The Fund     Franklin Advisory Services, LLC
Securities Fund - Class 2           normally invests at least 80% of
                                    its net assets in investments of
                                    small capitalization companies,
                                    and normally invests predominantly
                                    in equity securities. The Fund
                                    invests mainly in equity
                                    securities of companies that the
                                    manager believes are undervalued.
FTVIPT Mutual Shares Securities     Capital appreciation, with income    Franklin Mutual Advisers, LLC
Fund - Class 2                      as a secondary goal. The Fund
                                    normally invests primarily in
                                    equity securities of companies
                                    that the manager believes are
                                    undervalued. The Fund also
                                    invests, to a lesser extent in
                                    risk arbitrage securities and
                                    distressed companies.
FTVIPT Templeton Foreign            Long-term capital growth. The Fund   Templeton Investment Counsel, LLC
Securities Fund - Class 2           normally invests at least 80% of
                                    its net assets in investments of
                                    issuers located outside the U.S.,
                                    including those in emerging
                                    markets, and normally invests
                                    predominantly in equity
                                    securities.
MFS(R) New Discovery                Capital appreciation. Invests in     MFS Investment Management(R)
Series - Service Class              stocks of companies MFS believes
                                    to have above average earnings
                                    growth potential compared to other
                                    companies (growth companies).
                                    Growth companies tend to have
                                    stock prices that are high
                                    relative to their earnings,
                                    dividends, book value, or other
                                    financial measures. The Fund
                                    generally focuses on companies
                                    with small capitalizations.
MFS(R) Total Return                 Total return. Invests primarily in   MFS Investment Management(R)
Series - Service Class              equity and fixed income
                                    securities. MFS invests between
                                    40% and 75% of the fund's net
                                    assets in equity securities and at
                                    least 25% of the fund's total
                                    assets in fixed-income senior
                                    securities.
MFS(R) Utilities Series - Service   Total return. Normally invests at    MFS Investment Management(R)
Class                               least 80% of the fund's net assets
                                    in securities of issuers in the
                                    utilities industry. The Fund's
                                    assets may be invested in
                                    companies of any size.
Oppenheimer Capital Appreciation    Capital appreciation by investing    Oppenheimer Funds, Inc.
Fund/VA, Service Shares             in securities of well-known,
                                    established companies.


--------------------------------------------------------------------------------
  18  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                        INVESTMENT OBJECTIVE AND POLICIES    INVESTMENT ADVISER
Oppenheimer Global Securities       Long-term capital appreciation.      OppenheimerFunds, Inc.
Fund/ VA, Service Shares            Invests mainly in common stocks of
                                    U.S. and foreign issuers that are
                                    "growth-type" companies, cyclical
                                    industries and special situations
                                    that are considered to have
                                    appreciation possibilities.
Oppenheimer Main Street Small Cap   Capital appreciation. Invests        OppenheimerFunds, Inc.
Fund/VA, Service Shares             mainly in common stocks of
                                    small-capitalization U.S.
                                    companies that the fund's
                                    investment manager believes have
                                    favorable business trends or
                                    prospects.
Oppenheimer Strategic Bond          High level of current income         OppenheimerFunds, Inc.
Fund/VA, Service Shares             principally derived from interest
                                    on debt securities. Invests mainly
                                    in three market sectors: debt
                                    securities of foreign governments
                                    and companies, U.S. government
                                    securities and lower-rated high
                                    yield securities of U.S. and
                                    foreign companies.
Putnam VT Growth and Income Fund -  Capital growth and current income.   Putnam Investment Management, LLC
Class IB Shares                     The fund pursues its goal by
                                    investing mainly in common stocks
                                    of U.S. companies, with a focus on
                                    value stocks that offer the
                                    potential for capital growth,
                                    current income or both.
Putnam VT Health Sciences Fund -    Capital appreciation. The fund       Putnam Investment Management, LLC
Class IB Shares                     pursues its goal by investing
                                    mainly in common stocks of
                                    companies in the health sciences
                                    industries, with a focus on growth
                                    stocks. Under normal
                                    circumstances, the fund invests at
                                    least 80% of its net assets in
                                    securities of (a) companies that
                                    derive at least 50% of their
                                    assets, revenues or profits from
                                    the pharmaceutical, health care
                                    services, applied research and
                                    development and medical equipment
                                    and supplies industries, or (b)
                                    companies Putnam Management thinks
                                    have the potential for growth as a
                                    result of their particular
                                    products, technology, patents or
                                    other market advantages in the
                                    health sciences industries.
Putnam VT International Equity      Capital appreciation. The fund       Putnam Investment Management, LLC
Fund - Class IB Shares              pursues its goal by investing
                                    mainly in common stocks of
                                    companies outside the United
                                    States that Putnam Management
                                    believes have favorable investment
                                    potential. Under normal
                                    circumstances, the fund invests at
                                    least 80% of its net assets in
                                    equity investments.


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   19

INVESTING IN                        INVESTMENT OBJECTIVE AND POLICIES    INVESTMENT ADVISER
RVST RiverSource Partners Variable  Long-term capital appreciation.      RiverSource Investments, LLC,
Portfolio - Small Cap Value Fund    Under normal market conditions, at   adviser; River Road Asset
(previously RiverSource Variable    least 80% of the Fund's net assets   Management, LLC, Donald Smith &
Portfolio - Small Cap Value Fund)   will be invested in small cap        Co., Inc., Franklin Portfolio
                                    companies with market                Associates LLC, Barrow, Hanley,
                                    capitalization, at the time of       Mewhinney & Strauss, Inc. and
                                    investment, of up to $2.5 billion    Denver Investment Advisors LLC,
                                    or that fall within the range of     subadvisers.
                                    the Russell 2000(R) Value Index.
                                    The Fund may invest up to 25% of
                                    its net assets in foreign
                                    investments.
RVST RiverSource Variable           Maximum current income consistent    RiverSource Investments, LLC
Portfolio - Cash Management Fund    with liquidity and stability of
                                    principal. Invests primarily in
                                    money market instruments, such as
                                    marketable debt obligations issued
                                    by corporations or the U.S.
                                    government or its agencies, bank
                                    certificates of deposit, bankers'
                                    acceptances, letters of credit,
                                    and commercial paper, including
                                    asset-backed commercial paper.
RVST RiverSource Variable           High level of current income while   RiverSource Investments, LLC
Portfolio - Diversified Bond Fund   attempting to conserve the value
                                    of the investment for the longest
                                    period of time. Under normal
                                    market conditions, the Fund
                                    invests at least 80% of its net
                                    assets in bonds and other debt
                                    securities. At least 50% of the
                                    Fund's net assets will be invested
                                    in securities like those included
                                    in the Lehman Brothers Aggregate
                                    Bond Index (Index), which are
                                    investment grade and denominated
                                    in U.S. dollars. The Index
                                    includes securities issued by the
                                    U.S. government, corporate bonds,
                                    and mortgage- and asset-backed
                                    securities. Although the Fund
                                    emphasizes high-and medium-quality
                                    debt securities, it will assume
                                    some credit risk to achieve higher
                                    yield and/or capital appreciation
                                    by buying lower-quality (junk)
                                    bonds. The Fund may invest up to
                                    25% of its net assets in foreign
                                    investments, which may include
                                    instruments in emerging markets.
RVST RiverSource Variable           High level of current income and,    RiverSource Investments, LLC
Portfolio - Diversified Equity      as a secondary goal, steady growth
Income Fund                         of capital. Under normal market
                                    conditions, the Fund invests at
                                    least 80% of its net assets in
                                    dividend-paying common and
                                    preferred stocks. The Fund may
                                    invest up to 25% of its net assets
                                    in foreign investments.


--------------------------------------------------------------------------------
  20  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                        INVESTMENT OBJECTIVE AND POLICIES    INVESTMENT ADVISER
RVST RiverSource Variable           Capital appreciation. Under normal   RiverSource Investments, LLC
Portfolio - Large Cap Equity Fund   market conditions, the Fund
                                    invests at least 80% of its net
                                    assets in equity securities of
                                    companies with market
                                    capitalization greater than $5
                                    billion at the time of purchase.
                                    The Fund may invest up to 25% of
                                    its net assets in foreign
                                    investments.
RVST RiverSource Variable           Growth of capital. Under normal      RiverSource Investments, LLC
Portfolio - Mid Cap Growth Fund     market conditions, the Fund
                                    invests at least 80% of its net
                                    assets at the time of purchase in
                                    equity securities of mid
                                    capitalization companies. The
                                    investment manager defines mid-cap
                                    companies as those whose market
                                    capitalization (number of shares
                                    outstanding multiplied by the
                                    share price) falls within the
                                    range of the Russell Midcap(R)
                                    Growth Index.
RVST RiverSource Variable           High level of current income and     RiverSource Investments, LLC
Portfolio - Short Duration U.S.     safety of principal consistent
Government Fund                     with investment in U.S. government
                                    and government agency securities.
                                    Under normal market conditions, at
                                    least 80% of the Fund's net assets
                                    are invested in securities issued
                                    or guaranteed as to principal and
                                    interest by the U.S. government,
                                    its agencies or instrumentalities.
Van Kampen Life Investment Trust    Capital growth and income through    Van Kampen Asset Management
Comstock Portfolio, Class II        investments in equity securities,
Shares                              including common stocks, preferred
                                    stocks and securities convertible
                                    into common and preferred stocks.
                                    The Portfolio emphasizes value
                                    style of investing seeking
                                    well-established, undervalued
                                    companies believed by the
                                    Portfolio's investment adviser to
                                    posses the potential for capital
                                    growth and income.
Van Kampen Life Investment Trust    Long-term growth of capital and      Van Kampen Asset Management
Growth and Income Portfolio, Class  income. The portfolio seeks to
II Shares                           achieve its investment objective
                                    by investing primarily in income
                                    producing equity securities,
                                    including common stocks and
                                    convertible securities, and non-
                                    convertible preferred stocks and
                                    debt securities.
Van Kampen UIF U.S. Real Estate     Above-average current income and     Morgan Stanley Investment
Portfolio, Class I Shares           long- term capital appreciation by   Management Inc., doing business as
                                    investing primarily in equity        Van Kampen.
                                    securities of companies in the
                                    U.S. real estate industry,
                                    including real estate investment
                                    trusts. Non-diversified Portfolio
                                    that invests primarily in equity
                                    securities of companies in the
                                    U.S. real estate industry,
                                    including real estate investment
                                    trusts.


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   21

GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.


You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not offered after annuity payouts begin.



Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.



The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.



You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the one-year fixed account.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.


We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:


- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)


We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the guarantee period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days


--------------------------------------------------------------------------------
  22 EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following tables:

            IF YOUR GPA RATE IS:               THE MVA IS:
 Less than the new GPA rate + 0.10%             Negative
 Equal to the new GPA rate + 0.10%              Zero
 Greater than the new GPA rate + 0.10%          Positive

GENERAL EXAMPLES

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                       1 + I
      EARLY WITHDRAWAL AMOUNT X [(  ------------ )()(N/12) - 1] = MVA
                                    1 + J + .001

      Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

             j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

             n = number of months remaining in the current Guarantee Period (rounded up).

      EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   23

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = -$39.84
                      1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = $27.61
                      1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, assuming you elected the 7-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

BUYING YOUR CONTRACT

New contracts are currently not being offered.

We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)
--------------------------------------------------------------------------------
  24  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

When you applied, you selected (if available in your state):

- GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

- how you want to make purchase payments;

- the optional MAV death benefit(2);

- the optional EDB(2);

- the optional GMIB - MAV rider(3);

- the optional GMIB - 6% Rising Floor rider(3);

- the optional PCR(3);


- the optional Benefit Protector(R) Death Benefit(4);



- the optional Benefit Protector(R) Plus Death Benefit(4);


- the length of the withdrawal charge schedule (5 or 7 years)(5); and

- a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania,or Washington and may not be available in other states.
(2) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector(R) or Benefit Protector(R) Plus. May not be available in all states.
(3) If you select the PCR, you cannot add a GMIB rider. The GMIB is available if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit. May not be available in all states.
(4) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.
(5) The five-year withdrawal charge schedule may not be available in all states.

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.

The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:

FOR CONTRACTS WITH APPLICATIONS SIGNED    No restrictions on the amount of purchase payments allocated to the GPAs or
PRIOR TO JUNE 16, 2003:                   the one-year fixed account (if available).

FOR CONTRACTS WITH APPLICATIONS SIGNED    The amount of any purchase payment allocated to the GPAs and the one-year
ON OR AFTER JUNE 16 THROUGH DEC. 4,       fixed account in total cannot exceed 30% of the purchase payment.
2003:
                                          This 30% limit will not apply if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

FOR CONTRACTS WITH APPLICATIONS SIGNED    In certain states where we offer GPAs that do not require payment of a
ON OR AFTER DEC. 5, 2003:                 statutory minimum guaranteed interest rate, the amount of any purchase payment allocated to one-year fixed account cannot exceed 30% of the purchase payment.
                                          The amount of any purchase payment allocated to the GPAs is not subject to this 30% limit. Please consult your investment professional to see if these restrictions apply in your state. In all other states, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. We reserve the right to further limit purchase payment allocations to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

                                          In all states, the 30% limit will not apply if you establish an automated dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

There are no restrictions on allocations of purchase payments to the subaccounts.


We apply your purchase payments to the GPAs, one-year fixed account and subaccounts you select. If we receive your purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   25

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to the maximum age or date described below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distribution in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY


We will pay the death benefit to your named beneficiary if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is more than one beneficiary, we will pay each beneficiarys' designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contact will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS

  If paying by SIP:

     $50 initial payment.

     $50 for additional payments.

  If paying by any other method:

     $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.

     $2,000 initial payment for contracts issued in all other states.

     $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

  $1,000,000

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

--------------------------------------------------------------------------------
  26  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER


Send your check along with your name and contract number to our corporate office:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)

For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and the subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

(1) For applications signed on or after Nov. 6, 2003 and if your state has approved this restriction, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers,withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the one-year fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   27

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.


These fees are based on the death benefit guarantee whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

                                                                QUALIFIED    NONQUALIFIED
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                           ANNUITIES     ANNUITIES
 ROP death benefit                                               0.85%          1.10%
 MAV death benefit(1),(2)                                         1.05           1.30
 EDB(1)                                                           1.15           1.40
FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
 ROP death benefit                                                1.15           1.40
 MAV death benefit(1),(2)                                         1.35           1.60
 EDB(1)                                                           1.45           1.70

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003 or if your state has not approved the fee, the MAV death benefit is .10% less.


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed below, will cover sales and distribution expenses.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select. (In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to a MVA. (See "The Guarantee Period Accounts -- Market Value Adjustment
(MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a seven-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

--------------------------------------------------------------------------------
  28  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value, and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                        (ACV - XSF)
    PPW   =   XSF   +   -----------   X   (PPNPW - XSF)
                        (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the withdrawal charge schedule you selected:

           SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE    FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE(1)
           YEARS FROM PURCHASE  WITHDRAWAL CHARGE   YEARS FROM PURCHASE   WITHDRAWAL CHARGE
             PAYMENT RECEIPT       PERCENTAGE         PAYMENT RECEIPT         PERCENTAGE
                    1                   8%                   1                    8%
                    2                   8                    2                    7
                    3                   7                    3                    6
                    4                   7                    4                    4
                    5                   6                    5                    2
                    6                   5               Thereafter                0
                    7                   3
                  Thereafter            0

(1) The five-year withdrawal charge schedule may not be available in all states.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.


Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If

--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   29
the original contract is a qualified annuity with a seven-year withdrawal schedule, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. For a nonqualified annuity with a seven-year withdrawal schedule, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. If the original contract is a qualified annuity with a five-year withdrawal schedule, the discount rate we use in the calculation will be 5.16% if the assumed investment rate is 3.5% and 6.66% if the assumed investment rate is 5%. For a nonqualified annuity with a five-year withdrawal schedule, the discounted rate will be 5.41% if the assumed investment rate is 3.5% and 6.91% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WITHDRAWAL CHARGE CALCULATION EXAMPLE


The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:



- We receive these payments



  - $10,000 initial;



  - $8,000 on the seventh contract anniversary;



  - $6,000 on the eighth contract anniversary



- You withdraw the contract for its total withdrawal value of $38,101 in the eleventh contract year and make no other withdrawals during that contract year; and



- The prior anniversary contract value was $38,488.



WITHDRAWAL
  CHARGE     EXPLANATION
   $  0      $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0      $10,252.20 is contract earnings in excess of the 10% TFA
             withdrawal amount withdrawn without withdrawal charge; and
      0      $10,000 initial purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
    560      $8,000 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and
    420      $6,000 purchase payment is in its third year from receipt
             withdrawn with a 7% withdrawal charge
   ----
   $980


Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:


WITHDRAWAL
  CHARGE     EXPLANATION
   $  0      $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0      $10,252.20 is contract earnings in excess of the 10% TFA
             withdrawal amount withdrawn without withdrawal charge; and
      0      $10,000 initial purchase payment was received six or more
             years before withdrawal and is withdrawn without withdrawal charge; and
    320      $8,000 purchase payment is in its fourth year from receipt, withdrawn with a 4% withdrawal charge; and
    360      $6,000 purchase payment is in its third year from receipt
             withdrawn with a 6% withdrawal charge
   ----
   $680


WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

--------------------------------------------------------------------------------
  30  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

- amounts we refund to you during the free look period;* and

- death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE

We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is 0.55% of the adjusted contract value(1). The fee for GMIB - 6% Rising Floor is 0.75% of the adjusted contract value(1). Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

(1) For applications signed prior to May 1, 2003, the following current annual rider changes apply: GMIB - MAV - 0.30%, and GMIB - 6% Rising Floor - 0.45%.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.


We calculate the fee as follows:

       GMIB - MAV                        0.55% X (CV + ST - FAV)
       GMIB - 6% RISING FLOOR            0.75% X (CV + ST - FAV)

 CV = contract value on the contract anniversary

  ST = transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary.

 FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.

EXAMPLE


- You purchase the contract with a payment of $50,000 and allocate all of your payment to the subaccounts.



- During the first contract year your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.



- On the first contract anniversary the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   31

- The GMIB fee for:

     GMIB - MAV is 0.55%; and

     GMIB - 6% RISING FLOOR is 0.75%.

We calculate the charge as follows:

   Contract value on the contract anniversary:                   $73,250
   plus transfers from the subaccounts to the one-year fixed
     account in the six months before the contract anniversary:  +15,000 minus the value of the one-year fixed account on the
     contract anniversary:                                       -15,250
                                                                 -------
                                                                 $73,000

The fee charged to you:

       GMIB - MAV                             (0.55% X $73,000) =                   $401.50
       GMIB - 6% RISING FLOOR                 (0.75% X $73,000) =                   $547.50

PERFORMANCE CREDIT RIDER (PCR) FEE

We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.


OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R)) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when the annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

- plus any purchase payment credits allocated to the GPAs and one-year fixed account;

- plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

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  32  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

- minus any prorated portion of the fee for the following benefits you have selected:

  - Guaranteed Minimum Income Benefit rider - MAV;

  - Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

  - Performance Credit rider;


  - Benefit Protector(R) rider; and/or



  - Benefit Protector(R) Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, the withdrawal charge, or fee for any optional contract riders (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate Accumulation unit value at end of periods:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current Accumulation unit value at end of period.

ACCUMULATION UNIT VALUE AT END OF PERIOD: the current Accumulation unit value at end of period for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the Accumulation unit value at end of period may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the contract administrative charge;

- the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider - MAV;

  - Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

  - Performance Credit rider;


  - Benefit Protector(R) rider; and/or



  - Benefit Protector(R) Plus rider.


Accumulation unit value at end of periods will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

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                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   33

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in Accumulation unit value at end of periods caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                      NUMBER
BY INVESTING AN EQUAL NUMBER                                      AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...                   MONTH                INVESTED                 UNIT VALUE                 PURCHASED
                                             Jan                   $100                      $20                       5.00
                                             Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price is
low...                        ARROW

                                             Mar                    100                       17                       5.88
                                             Apr                    100                       15                       6.67
                                             May                    100                       16                       6.25
                                             Jun                    100                       18                       5.56
                                             Jul                    100                       17                       5.88
and fewer units
when the per unit
market price is high.         ARROW

                                             Aug                    100                       19                       5.26
                                             Sept                   100                       21                       4.76
                                             Oct                    100                       20                       5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or the subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time

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  34  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS
of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account of a different duration and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see "Transfer policies"). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA Program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

TRANSFERRING AMONG ACCOUNTS

You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

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                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   35

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit purchase payment allocations to the GPAs and the one-year fixed account if the interest rate we are then crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:

  FOR CONTRACTS WITH APPLICATIONS
  SIGNED PRIOR
  TO JUNE 16, 2003:               It is our general policy to allow you to
                                  transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Currently, we have removed this restriction and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

  FOR CONTRACTS WITH APPLICATIONS
  SIGNED ON OR
  AFTER JUNE 16 THROUGH DEC. 4,
  2003: You may transfer contract values from the one-year fixed account to the subaccounts or GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the GPAs or the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. Total transfers out of the GPAs and one-year fixed account in any contract year are limited to 30% of the total value of the GPAs and one-year fixed account at the beginning of the contract year or $10,000, whichever is greater.

  FOR CONTRACTS WITH APPLICATIONS
  SIGNED ON OR
  AFTER DEC. 5, 2003:             You may transfer contract values from the
                                  one-year fixed account to the subaccounts or GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account in total being greater than 30% of the contract value. We reserve the right to further limit transfers to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. Total transfers out of the one-year fixed account in any contract year are limited to 30% of the one-year fixed account value at the beginning of the contract year or $10,000, whichever is greater.

  Transfers from the one-year fixed account are not subject to an MVA.

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  36  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under an automatic transfer program to exclude a restricted fund if you do not provide new instructions.

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                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   37

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:


* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474
MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

--------------------------------------------------------------------------------
  38  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

  For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly

                           $250 quarterly, semiannually or annually

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance

Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities --Required Minimum Distributions").

--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   39

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your GPAs, the one-year fixed account and/or subaccounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each GPA, and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.


TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you. The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:


  - you are at least age 59 1/2; or



  - you are disabled as defined in the Code; or


  - you severed employment with the employer who purchased the contract; or


  - the distribution is because of your death; or



  - effective Jan. 1, 2009, the distribution is due to plan termination; or



  - effective Jan. 1, 2009, you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

--------------------------------------------------------------------------------
  40  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector(R) Plus Death Benefit rider, the rider will terminate upon change of ownership of your annuity contract. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

- Return of Purchase Payments death benefit (ROP);

- Maximum Anniversary Value death benefit (MAV); and

- Enhanced Death Benefit (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect the MAV death benefit or the EDB. Once you select a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1. contract value; or

2. total purchase payments plus purchase payments credits minus adjusted partial withdrawals.

                                                                 PW X DB
  ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH         ----------
    BENEFIT =                                                       CV

   PW = the partial withdrawal including any applicable MVA or withdrawal charge.

   DB = the death benefit on the date of (but prior to) the partial withdrawal.

   CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE


- You purchase the contract with a payment of $20,000.



- On the first contract anniversary you make an additional purchase payment of $5,000.



- During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.



- During the third contract year the contract value grows to $23,000.


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   41

  We calculate the ROP benefit as follows:
  Contract value at death:                                                                    $23,000.00
                                                                                              ----------
  Purchase payments and purchase payment credits minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                                $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------
  ROP death benefit, calculated as the greatest of these two values:                          $23,295.45


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If the MAV death benefit is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit you may not cancel it. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE


- You purchase the contract with a payment of $20,000.



- On the first contract anniversary the contract value grows to $24,000.



- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.



  We calculate the MAV death benefit as follows:
  Contract value at death:                                                                    $20,500.00
                                                                                              ----------
  Purchase payments and purchase payment credits minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                                $20,000.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $20,000
         ----------------  =                                                                   -1,363.64
             $22,000
                                                                                              ----------
         for a death benefit of:                                                              $18,636.36
                                                                                              ----------


--------------------------------------------------------------------------------
  42  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

  The MAV immediately preceding the date of death:
         Greatest of your contract anniversary contract values:                               $24,000.00
         plus purchase payments and purchase payment credits made since the prior                  +0.00
         anniversary:
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $24,000
         ----------------  =                                                                   -1,636.36
             $22,000                                                                          ----------
         for a death benefit of:                                                              $22,363.64
                                                                                              ----------
  The MAV death benefit, calculated as the greatest of these three values:                    $22,363.64

ENHANCED DEATH BENEFIT

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB rider does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector(R) and Benefit Protector(R) Plus are not available with the EDB. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time of purchase. If you choose to add a GMIB to your contract, you must select either the MAV death benefit or the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values, less any purchase payment credits added in the last 12 months:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals;

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%,

- plus any subsequent amounts allocated to the subaccounts,

- minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                               PWT X VAF
  5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS =  ---------
                                                                  SV

  PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge and MVA) from the subaccounts.

   VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

    SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.



- On the first contract anniversary the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200.



- During the second contract year, the one-year fixed account value grows to $5,300 and the subaccount value to $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   43

  The death benefit is calculated as follows:



  Contract value at death:                                                                    $22,800.00
                                                                                              ----------
  Purchase payments and purchase payment credits minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                                $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a return of purchase payment death benefit of:                                   $23,456.79
                                                                                              ----------
  The MAV on the anniversary immediately preceding the date of death:
         The MAV on the immediately preceding anniversary:                                    $25,000.00
         plus purchase payments and purchase payment credits made since that anniversary:          +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a MAV death benefit of:                                                          $23,456.79
                                                                                              ----------
  The 5% rising floor:
         The variable account floor on the first contract anniversary, calculated as: 1.05    $21,000.00
         X $20,000 =
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                  -$1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the one-year fixed account value:                                                +5,300.00
         5% rising floor (value of the GPAs, one-year fixed account and the variable          $24,642.11
         account floor):
                                                                                              ----------
  EDB, calculated as the greatest of these three values:                                      $24,642.11


IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector(R) Plus rider, if selected, will terminate. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid.
--------------------------------------------------------------------------------
  44  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

  There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector(R) Plus rider, if selected, will terminate. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to the beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

- you must hold the GMIB for 7 years,


- the GMIB rider terminates* 30 days following the contract anniversary after the annuitant's 86th birthday,


- you can only exercise the GMIB within 30 days after a contract anniversary, and

- there are additional costs associated with the rider.


* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.

The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.

In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.


INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in RiverSource Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   45

YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:

- GMIB - Maximum Anniversary Value (MAV); or

- GMIB - 6% Rising Floor.

GMIB - MAV
GMIB BENEFIT BASE:

If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the Maximum Anniversary Value (MAV) at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAV is a value we calculate on the first contract anniversary as the highest of:
(a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB - MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

  PMT X CVG
  ---------
  ECV

     PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.

     CVG = current contract value at the time you exercise the GMIB - MAV.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:

- you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity - no refund

- You may change the annuitant for the payouts.

When you exercise your GMIB-MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

--------------------------------------------------------------------------------
  46  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.35

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - MAV:

- You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

- You may terminate the GMIB - MAV any time after the seventh rider anniversary.

- The GMIB - MAV will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.


- The GMIB - MAV will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


EXAMPLE


- You purchase the contract during the 2004 calendar year with a payment of $100,000 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.


- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   47

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                               GMIB
ANNIVERSARY                                                     CONTRACT VALUE    PURCHASE PAYMENTS      MAV       BENEFIT BASE
  1                                                                $107,000           $101,000         $107,000
  2                                                                 125,000            101,000          125,000
  3                                                                 132,000            101,000          132,000
  4                                                                 150,000            101,000          150,000
  5                                                                  85,000            101,000          150,000
  6                                                                 120,000            101,000          150,000
  7                                                                 138,000            101,000          150,000      $150,000
  8                                                                 152,000            101,000          152,000       152,000
  9                                                                 139,000            101,000          152,000       152,000
 10                                                                 126,000            101,000          152,000       152,000
 11                                                                 138,000            101,000          152,000       152,000
 12                                                                 147,000            101,000          152,000       152,000
 13                                                                 163,000            101,000          163,000       163,000
 14                                                                 159,000            101,000          163,000       163,000
 15                                                                 215,000            101,000          215,000       215,000

NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

CONTRACT                                                                              PLAN A -
ANNIVERSARY                                            GMIB                        LIFE ANNUITY --
AT EXERCISE                                        BENEFIT BASE                       NO REFUND
 10                                     $ 152,000   (MAV)                             $  784.32
 15                                       215,000   (Contract Value = MAV)             1,268.50

                                            MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                  PLAN B -               PLAN D - JOINT AND
ANNIVERSARY                           LIFE ANNUITY WITH          LAST SURVIVOR LIFE
AT EXERCISE                           TEN YEARS CERTAIN         ANNUITY -- NO REFUND
 10                                       $  763.04                    $627.76
 15                                        1,210.45                     982.55

The payouts above are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                      PLAN A -                 PLAN B -               PLAN D - JOINT AND
ANNIVERSARY                                                LIFE ANNUITY --         LIFE ANNUITY WITH          LAST SURVIVOR LIFE
AT EXERCISE                         CONTRACT VALUE            NO REFUND            TEN YEARS CERTAIN         ANNUITY -- NO REFUND
 10                                    $126,000               $  650.16                $  632.52                   $520.38
 15                                     215,000                1,268.50                 1,210.45                    982.55

In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

--------------------------------------------------------------------------------
  48  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

GMIB - 6% RISING FLOOR
GMIB BENEFIT BASE:

If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the 6% rising floor.

6% RISING FLOOR: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

- the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%,

- plus any subsequent amounts allocated to the subaccounts, and

- minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

- subtract each payment adjusted for market value from the contract value.

- subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

  PMT X CVG
  ---------
  ECV

     PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

     CVG = current contract value at the time you exercise the GMIB.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

  PMT X
  (1.06)(CY)

     CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:

- you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity - no refund

- You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   49

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.35

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - 6% RISING FLOOR:

- You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

- You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

- The GMIB - 6% Rising Floor will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.


- The GMIB - 6% Rising Floor will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


EXAMPLE


- You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all of your purchase payment to the subaccounts.


- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

--------------------------------------------------------------------------------
  50  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                                 GMIB
ANNIVERSARY                                 CONTRACT VALUE         PURCHASE PAYMENTS         6% RISING FLOOR         BENEFIT BASE
 1                                             $107,000                 $100,000                 $106,000
 2                                              125,000                  100,000                  112,360
 3                                              132,000                  100,000                  119,102
 4                                              150,000                  100,000                  126,248
 5                                               85,000                  100,000                  133,823
 6                                              120,000                  100,000                  141,852
 7                                              138,000                  100,000                  150,363              $150,363
 8                                              152,000                  100,000                  159,388               159,388
 9                                              139,000                  100,000                  168,948               168,948
 10                                             126,000                  100,000                  179,085               179,085
 11                                             138,000                  100,000                  189,830               189,830
 12                                             147,000                  100,000                  201,220               201,220
 13                                             215,000                  100,000                  213,293               215,000
 14                                             234,000                  100,000                  226,090               234,000
 15                                             240,000                  100,000                  239,655               240,000

NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

CONTRACT                                                                             PLAN A -
ANNIVERSARY                                             GMIB                      LIFE ANNUITY --
AT EXERCISE                                         BENEFIT BASE                     NO REFUND
 10                                         $ 179,085   (6% Rising Floor)            $  872.14
 15                                           240,000   (Contract Value)              1,346.40

                                                MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                      PLAN B -               PLAN D - JOINT AND
ANNIVERSARY                               LIFE ANNUITY WITH          LAST SURVIVOR LIFE
AT EXERCISE                               TEN YEARS CERTAIN         ANNUITY -- NO REFUND
 10                                           $  850.65                   $  691.27
 15                                            1,286.40                    1,034.40

The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                      PLAN A -                 PLAN B -               PLAN D - JOINT AND
ANNIVERSARY                              CONTRACT          LIFE ANNUITY --         LIFE ANNUITY WITH          LAST SURVIVOR LIFE
AT EXERCISE                                VALUE              NO REFUND            TEN YEARS CERTAIN         ANNUITY -- NO REFUND
 10                                      $126,000             $  650.16                $  632.52                  $  520.38
 15                                       240,000              1,416.00                 1,351.20                   1,096.80

In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to

--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   51
this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select either GMIB rider option.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR on the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.


INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the RiverSource Variable Portfolio -- Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.


TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

                                                  PW X TV
  TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS   =   ------------
                                                  CV

  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  TV = the target value on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

OPTION A) You may choose to accept a PCR credit to your contract equal to:

  5% X (PP - PCRPW - PP5)

       PP = total purchase payments and purchase payment credits.

  PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix A.

       PP5 = purchase payments and purchase payment credits made in the prior five years.

We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

OPTION B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.
--------------------------------------------------------------------------------
  52  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE PCR

- You may terminate the PCR within 30 days following the first rider anniversary.

- You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

- The PCR will terminate on the date:

  - you make a full withdrawal from the contract,

  - that a death benefit is payable, or

  - you choose to begin taking annuity payouts.

EXAMPLE


- You purchase the contract with a payment of $100,000 and we add a $1,000 purchase payment credit to the contract


- There are no additional purchase payments and no partial withdrawals


- On the tenth contract anniversary the contract value is $200,000



- We determine the target value on the tenth contract anniversary as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 X (1.072)(10) = $101,000 X 2.00423 = $202,427.


  Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

  5% X (PP - PCRPW - PP5) = 0.05 X ($101,000 - 0 - 0) = $5,050.


  After application of the PCR credit, your total contract value would be $205,050.



- During the eleventh contract year the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on the tenth contract anniversary ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to determine your monthly annuity payout amount.



- If you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on the tenth contract anniversary with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on the twentieth contract anniversary.



BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R))



The Benefit Protector(R) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Benefit Protector(R) is not available with EDB.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) to your contract. You must elect the Benefit Protector(R) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(R) Plus Rider. We reserve the right to discontinue offering the Benefit Protector(R) for new contracts.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(R) is appropriate for your situation.



The Benefit Protector(R) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


- the applicable death benefit, plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.


EARNINGS AT DEATH: for purposes of the Benefit Protector(R) and Benefit Protector(R) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   53

TERMINATING THE BENEFIT PROTECTOR(R)


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


EXAMPLE OF THE BENEFIT PROTECTOR(R)



- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.



- During the first contract year the contract value grows to $105,000. The death benefit under the MAV death benefit equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(R) does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. The death benefit equals:



  MAV death benefit (contract value):                                  $ 110,000
  plus the Benefit Protector(R) benefit which equals 40% of
    earnings at death (MAV death benefit minus payments not
    previously withdrawn):
    0.40 x ($110,000 - $100,000) =                                        +4,000
                                                                       ---------
  Total death benefit of:                                              $ 114,000



- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:



    MAV death benefit (MAV):                                             $ 110,000
    plus the Benefit Protector(R) benefit (40% of earnings at
      death):
      0.40 x ($110,000 -- $100,000) =                                       +4,000
                                                                         ---------
    Total death benefit of:                                              $ 114,000



- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 -- $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:


    MAV death benefit (MAV adjusted for partial withdrawals):            $  57,619
    plus the Benefit Protector benefit (40% of earnings at
      death):
      0.40 x ($57,619 -- $55,000) =                                         +1,048
                                                                         ---------
    Total death benefit of:                                              $  58,667


- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit paid during the third contract year. The reduction in contract value has no effect.



- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:



    MAV death benefit (contract value):                                  $ 200,000
    plus the Benefit Protector(R) benefit (40% of earnings at
      death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                 +55,000
                                                                         ---------
    Total death benefit of:                                              $ 255,000



- During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) value. The death benefit equals:



    MAV death benefit (contract value less any purchase payment
      credits added in the last 12 months):                              $ 249,500
    plus the Benefit Protector(R) benefit (40% of earnings at
      death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                 +55,000
                                                                         ---------
    Total death benefit of:                                              $ 304,500


--------------------------------------------------------------------------------
  54  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

- On the tenth contract anniversary the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector(R) changes. The death benefit equals:



    MAV death benefit (contract value):                                  $ 250,000
    plus the Benefit Protector(R) benefit (40% of earnings at
      death up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old) 0.40
      x ($250,000 -- $105,000) =                                           +58,000
                                                                         ---------
    Total death benefit of:                                              $ 308,000



IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(R) Death Benefit Rider within 30 days of the date they elect to continue the contract.



NOTE: For special tax considerations associated with the Benefit Protector(R), see "Taxes."



BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS)



The Benefit Protector(R) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(R) rider during the second rider year. Benefit Protector(R) Plus is not available with EDB.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) Plus to your contract. You must elect the Benefit Protector(R) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector(R) Rider. We reserve the right to discontinue offering the Benefit Protector(R) Plus for new contracts.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(R) Plus is appropriate for your situation.



The Benefit Protector(R) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:



- the benefits payable under the Benefit Protector(R) described above, plus:


- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND THE ANNUITANT ARE    PERCENTAGE IF YOU OR THE ANNUITANT ARE
 CONTRACT YEAR   UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                        0%                                          0%
 Three and Four                    10%                                       3.75%
 Five or more                      20%                                        7.5%


Another way to describe the benefits payable under the Benefit Protector(R) Plus rider is as follows:


- the applicable death benefit (see "Benefits in Case of Death"), plus:

                              IF YOU AND THE ANNUITANT ARE
CONTRACT YEAR                 UNDER AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...
 One                          Zero
 Two                          40% x earnings at death (see above)
                              40% x (earnings at death + 25% of initial
 Three and Four               purchase payment*)
                              40% x (earnings at death + 50% of initial
 Five or more                 purchase payment*)

                            IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR               AGE 70 OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
 One                        Zero
 Two                        15% x earnings at death
                            15% x (earnings at death + 25% of initial purchase
 Three and Four             payment*)
                            15% x (earnings at death + 50% of initial purchase
 Five or more               payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.


TERMINATING THE BENEFIT PROTECTOR(R) PLUS


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   55

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


EXAMPLE OF THE BENEFIT PROTECTOR(R) PLUS



- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.



- During the first contract year the contract value grows to $105,000. The death benefit equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(R) at this time. The death benefit equals:



    MAV death benefit (contract value):                                $ 110,000
    plus the Benefit Protector(R) Plus benefit which equals
    40% of earnings at death (MAV rider minus payments not
    previously withdrawn):
    0.40 x ($110,000 - $100,000) =                                        +4,000
                                                                       ---------
  Total death benefit of:                                              $ 114,000



- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:



    MAV death benefit (MAV):                                           $ 110,000
    plus the Benefit Protector(R) Plus benefit which equals
       40% of earnings at death:
    0.40 x ($110,000 - $100,000) =                                        +4,000
    plus 10% of purchase payments made within 60 days of
       contract issue and not previously withdrawn:
    0.10 x $100,000 =                                                    +10,000
                                                                       ---------
  Total death benefit of:                                              $ 124,000



- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:



    MAV death benefit (MAV adjusted for partial withdrawals):     $57,619
    plus the Benefit Protector(R) Plus benefit which equals
       40% of earnings at death:
    0.40 x ($57,619 - $55,000) =                                   +1,048
    plus 10% of purchase payments made within 60 days of
    contract issue and not previously withdrawn:
    0.10 x $55,000 =                                               +5,500
                                                                  -------
  Total death benefit of:                                         $64,167



- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the death benefit paid during the third contract year. The reduction in contract value has no effect.



- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(R) Plus also reaches its maximum of 20%. The death benefit equals:



    MAV death benefit (contract value):                                $ 200,000
    plus the Benefit Protector(R) Plus benefit which equals
    40% of earnings at death, up to a maximum of 100% of
    purchase payments not previously withdrawn that are one or
    more years old                                                       +55,000
    plus 20% of purchase payments made within 60 days of
    contract issue and not previously withdrawn: 0.20 x
    $55,000 =                                                            +11,000
                                                                       ---------
  Total death benefit of:                                              $ 266,000


--------------------------------------------------------------------------------
  56  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

- During the tenth contract year you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) Plus value. The death benefit equals:



    MAV death benefit (contract value less any purchase
       payment credits added in the last 12 months):                   $ 249,500
    plus the Benefit Protector(R) Plus benefit which equals
    40% of earnings at death, up to a maximum of 100% of
    purchase payments not previously withdrawn that are one or
    more years old                                                       +55,000
    plus 20% of purchase payments made within 60 days of
    contract issue and not previously withdrawn: 0.20 x
    $55,000 =                                                            +11,000
                                                                       ---------
  Total death benefit of:                                              $ 315,500



- During the eleventh contract year the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(R) Plus remains constant. The death benefit equals:



    MAV death benefit (contract value):                                $ 250,000
    plus the Benefit Protector(R) Plus benefit which equals
    40% of earnings at death
    (MAV rider minus payments not previously withdrawn):
    0.40 x ($250,000 - $105,000) =                                       +58,000
    plus 20% of purchase payments made within 60 days of
    contract issue and not previously withdrawn: 0.20 x
    $55,000 =                                                            +11,000
                                                                       ---------
  Total death benefit of:                                              $ 319,000



IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(R) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").


NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed
--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   57
interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 4.86% and 6.91% depending on the applicable contact option and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


TAXES



Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.

--------------------------------------------------------------------------------
  58  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   59

QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;



In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;



- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.


--------------------------------------------------------------------------------
  60  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



- to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   61

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).


In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 6.50% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

--------------------------------------------------------------------------------
  62  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2007 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   63

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

--------------------------------------------------------------------------------
  64  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE:

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE:In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

                                         PW X RPA
  RPA ADJUSTED PARTIAL WITHDRAWALS   =   ------------
                                         CV

      PW = the partial withdrawal including any applicable withdrawal charge or MVA.

      CV = the contract value on the date of (but prior to) the partial withdrawal.

     RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO:

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE:In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

                                         PW X EPA           EPA
  EPA ADJUSTED PARTIAL WITHDRAWALS   =   ------------   X   ------
                                         CV                 RPA

      PW = the partial withdrawal including any applicable withdrawal charge or MVA.

      CV = the contract value on the date of (but prior to) the partial withdrawal.

     EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.

     RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE:

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.


- You purchase the contract with a purchase payment of $100,000.



- On the sixth contract anniversary you make an additional purchase payment in the amount of $100,000.


- Contract values before any partial withdrawals are shown below.


- On the third contract anniversary you make a partial withdrawal in the amount of $10,000.



- On the eighth contract anniversary you make another partial withdrawal in the amount of $10,000.


NOTE: The shaded portion of the table indicates the five year exclusion period.


CONTRACT
DURATION
IN YEARS                                                TOTAL PURCHASE PAYMENTS                   CONTRACT VALUE
 At Issue                                                      $100,000                              $100,000
 1                                                              100,000                               110,000
 2                                                              100,000                               115,000
 3                                                              100,000                               120,000
 4                                                              100,000                               115,000
 5                                                              100,000                               120,000
 6                                                              200,000                               225,000
 7                                                              200,000                               230,000
 8                                                              200,000                               235,000
 9                                                              200,000                               230,000
 10                                                             200,000                               235,000


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   65

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:


For the first partial withdrawal on the third contract
  anniversary:
     RPA before the partial withdrawal = total purchase         RPA adjusted partial withdrawal =
     payments made prior to the partial withdrawal minus the  $10,000 X $100,000
     RPA adjusted partial withdrawals for all previous        ------------------    =  $8,333
     partial withdrawals = $100,000 - 0 = $100,000                 $120,000

For the second partial withdrawal on the eighth contract
  anniversary:
     RPA before the partial withdrawal = total purchase         RPA adjusted partial withdrawal =
     payments made prior to the partial withdrawal minus the  $10,000 X $191,667
     RPA adjusted partial withdrawals for all previous        ------------------    =  $8,156
     partial withdrawals = $200,000 - $8,333 = $191,667            $235,000


STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:


For the first partial withdrawal on the third contract
  anniversary:
     EPA before the partial withdrawal = total purchase                EPA adjusted partial withdrawal =
     payments made prior to the partial withdrawal AND the    $10,000 X $100,000       $100,000
     five-year exclusion period minus the EPA adjusted        ------------------    X  --------    =  $8,333
     partial withdrawals for all previous partial                  $120,000            $100,000
     withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on the eighth contract
  anniversary:
     EPA before the partial withdrawal = total purchase                EPA adjusted partial withdrawal =
     payments made prior to the partial withdrawal AND the    $10,000 X $91,667        $91,667
     five-year exclusion period minus the EPA adjusted        ------------------    X  --------    =  $1,866
     partial withdrawals for all previous partial                  $235,000            $191,667
     withdrawals = $100,000 - $8,333 = $91,667


STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

     PCRPW amount = $8,333 + $1,866 = $10,199

--------------------------------------------------------------------------------
  66  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: CONDENSED FINANCIAL INFORMATION

(Unaudited)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                           2007     2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (05/21/2002)
Accumulation unit value at beginning of period                $1.28   $1.15   $1.10   $1.00   $0.76   $1.00      --      --
Accumulation unit value at end of period                      $1.29   $1.28   $1.15   $1.10   $1.00   $0.76      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 806     813     843     909     623     113      --      --
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (08/30/2002)
Accumulation unit value at beginning of period                $1.47   $1.40   $1.30   $1.24   $0.97   $1.00      --      --
Accumulation unit value at end of period                      $1.62   $1.47   $1.40   $1.30   $1.24   $0.97      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  15      11      11      11      12      --      --      --
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (05/21/2002)
Accumulation unit value at beginning of period                $1.43   $1.24   $1.15   $1.00   $0.75   $1.00      --      --
Accumulation unit value at end of period                      $1.56   $1.43   $1.24   $1.15   $1.00   $0.75      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  58      59      56      51      62      30      --      --
---------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period                $0.48   $0.45   $0.44   $0.42   $0.30   $0.51   $0.69   $1.00
Accumulation unit value at end of period                      $0.57   $0.48   $0.45   $0.44   $0.42   $0.30   $0.51   $0.69
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 276     482     552     588     655     372     364      44
---------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period                $1.28   $1.11   $1.07   $0.97   $0.74   $0.97   $0.97   $1.00
Accumulation unit value at end of period                      $1.33   $1.28   $1.11   $1.07   $0.97   $0.74   $0.97   $0.97
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,348   1,482   1,471   1,573   1,510   1,341     640      31
---------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (05/30/2000)
Accumulation unit value at beginning of period                $0.66   $0.67   $0.59   $0.55   $0.45   $0.65   $0.80   $1.00
Accumulation unit value at end of period                      $0.74   $0.66   $0.67   $0.59   $0.55   $0.45   $0.65   $0.80
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 863     934     882     881     893   1,003     741      47
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA BALANCED FUND - CLASS 2* (07/31/2002)
Accumulation unit value at beginning of period                $1.36   $1.25   $1.20   $1.14   $1.00   $1.00      --      --
Accumulation unit value at end of period                      $1.43   $1.36   $1.25   $1.20   $1.14   $1.00      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  69      59      48      40      30      10      --      --
*Effective May 30, 2008, the Fund will change its name to Evergreen VA Diversified Capital Builder Fund - Class 2.
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period                $1.14   $1.11   $1.10   $1.07   $1.04   $1.00      --      --
Accumulation unit value at end of period                      $1.18   $1.14   $1.11   $1.10   $1.07   $1.04      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 898     971     927     861     792     241      --      --
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 2 (07/31/2002)
(PREVIOUSLY EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2)
Accumulation unit value at beginning of period                $1.37   $1.31   $1.34   $1.25   $1.08   $1.00      --      --
Accumulation unit value at end of period                      $1.41   $1.37   $1.31   $1.34   $1.25   $1.08      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 353     465     487     470     285      --      --      --
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (08/30/2002)
Accumulation unit value at beginning of period                $1.59   $1.43   $1.33   $1.23   $0.96   $1.00      --      --
Accumulation unit value at end of period                      $1.70   $1.59   $1.43   $1.33   $1.23   $0.96      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 565     584     567     267     152       3      --      --
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period                $1.76   $1.60   $1.52   $1.35   $0.99   $1.00      --      --
Accumulation unit value at end of period                      $1.93   $1.76   $1.60   $1.52   $1.35   $0.99      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 102     107     109      74      36       8      --      --
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   67

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period                $1.40   $1.30   $1.30   $1.21   $1.04   $1.00      --      --
Accumulation unit value at end of period                      $1.42   $1.40   $1.30   $1.30   $1.21   $1.04      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 269     294     297     327     252      95      --      --
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period                $1.98   $1.63   $1.42   $1.21   $0.93   $1.00      --      --
Accumulation unit value at end of period                      $2.25   $1.98   $1.63   $1.42   $1.21   $0.93      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 294     327     333     336     225      31      --      --
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period                $1.52   $1.45   $1.41   $1.33   $0.96   $1.00      --      --
Accumulation unit value at end of period                      $1.68   $1.52   $1.45   $1.41   $1.33   $0.96      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 449     462     480     368     237      86      --      --
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period                $1.91   $1.59   $1.45   $1.22   $0.95   $1.00      --      --
Accumulation unit value at end of period                      $1.74   $1.91   $1.59   $1.45   $1.22   $0.95      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 627     667     696     581     380      75      --      --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period                $1.59   $1.44   $1.25   $1.10   $0.86   $1.00      --      --
Accumulation unit value at end of period                      $1.85   $1.59   $1.44   $1.25   $1.10   $0.86      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,897   2,032   2,013   1,844   1,212     209      --      --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period                $1.10   $1.05   $1.00   $0.98   $0.75   $1.00      --      --
Accumulation unit value at end of period                      $1.38   $1.10   $1.05   $1.00   $0.98   $0.75      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 149     130     135     139     127      18      --      --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period                $1.86   $1.68   $1.43   $1.16   $0.85   $1.00      --      --
Accumulation unit value at end of period                      $2.13   $1.86   $1.68   $1.43   $1.16   $0.85      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 821     841     769     737     543      94      --      --
---------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (05/21/2002)
Accumulation unit value at beginning of period                $1.60   $1.38   $1.28   $1.05   $0.80   $1.00      --      --
Accumulation unit value at end of period                      $1.54   $1.60   $1.38   $1.28   $1.05   $0.80      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 324     313     315     231     169      24      --      --
---------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period                $1.79   $1.53   $1.40   $1.25   $1.01   $1.16   $1.09   $1.00
Accumulation unit value at end of period                      $1.84   $1.79   $1.53   $1.40   $1.25   $1.01   $1.16   $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                               3,218   3,435   3,555   3,640   2,566     753      61      21
---------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (05/30/2000)
Accumulation unit value at beginning of period                $1.38   $1.14   $1.05   $0.89   $0.68   $0.85   $1.02   $1.00
Accumulation unit value at end of period                      $1.57   $1.38   $1.14   $1.05   $0.89   $0.68   $0.85   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,046   1,146   1,113   1,058     734     513     324      22
---------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period                $1.03   $0.92   $0.89   $0.84   $0.64   $0.95   $1.01   $1.00
Accumulation unit value at end of period                      $1.05   $1.03   $0.92   $0.89   $0.84   $0.64   $0.95   $1.01
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 314     454     474     495     388     165     115      27
---------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (05/30/2000)
Accumulation unit value at beginning of period                $1.47   $1.33   $1.31   $1.19   $1.04   $1.10   $1.12   $1.00
Accumulation unit value at end of period                      $1.51   $1.47   $1.33   $1.31   $1.19   $1.04   $1.10   $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                               3,209   3,243   3,188   2,934   2,457   1,585     792      45
---------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (05/21/2002)
Accumulation unit value at beginning of period                $2.26   $1.74   $1.51   $1.17   $0.87   $1.00      --      --
Accumulation unit value at end of period                      $2.85   $2.26   $1.74   $1.51   $1.17   $0.87      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 136     124      98      53      40      --      --      --
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period                $1.19   $1.11   $1.07   $1.01   $0.78   $1.00      --      --
Accumulation unit value at end of period                      $1.34   $1.19   $1.11   $1.07   $1.01   $0.78      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 318     339     399     377     130       9      --      --
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  68  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period                $1.68   $1.44   $1.28   $1.09   $0.77   $1.00      --      --
Accumulation unit value at end of period                      $1.76   $1.68   $1.44   $1.28   $1.09   $0.77      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 384     376     391     303     154      25      --      --
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period                $1.65   $1.45   $1.34   $1.13   $0.79   $1.00      --      --
Accumulation unit value at end of period                      $1.61   $1.65   $1.45   $1.34   $1.13   $0.79      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 249     248     220     170     121      33      --      --
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (05/21/2002)
Accumulation unit value at beginning of period                $1.39   $1.31   $1.29   $1.20   $1.04   $1.00      --      --
Accumulation unit value at end of period                      $1.51   $1.39   $1.31   $1.29   $1.20   $1.04      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,717   1,600   1,586   1,442     995      38      --      --
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (05/30/2000)
Accumulation unit value at beginning of period                $1.32   $1.15   $1.10   $1.00   $0.79   $0.99   $1.07   $1.00
Accumulation unit value at end of period                      $1.22   $1.32   $1.15   $1.10   $1.00   $0.79   $0.99   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 376     343     383     455     530     379     287      --
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (08/30/2002)
Accumulation unit value at beginning of period                $1.38   $1.36   $1.21   $1.14   $0.98   $1.00      --      --
Accumulation unit value at end of period                      $1.36   $1.38   $1.36   $1.21   $1.14   $0.98      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  18      27      28      22      20      --      --      --
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (05/21/2002)
Accumulation unit value at beginning of period                $1.64   $1.29   $1.17   $1.01   $0.80   $1.00      --      --
Accumulation unit value at end of period                      $1.76   $1.64   $1.29   $1.17   $1.01   $0.80      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 392     419     350     360     178      33      --      --
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/21/2002)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                $1.59   $1.34   $1.28   $1.08   $0.79   $1.00      --      --
Accumulation unit value at end of period                      $1.50   $1.59   $1.34   $1.28   $1.08   $0.79      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  80      78      77      86      54      21      --      --
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (05/30/2000)
Accumulation unit value at beginning of period                $1.10   $1.07   $1.05   $1.05   $1.06   $1.06   $1.03   $1.00
Accumulation unit value at end of period                      $1.15   $1.10   $1.07   $1.05   $1.05   $1.06   $1.06   $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,135     646     695     691     813     697     554      53
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2007
  were 3.47% and 3.53%, respectively.
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (05/21/2002)
Accumulation unit value at beginning of period                $1.16   $1.13   $1.11   $1.08   $1.04   $1.00      --      --
Accumulation unit value at end of period                      $1.21   $1.16   $1.13   $1.11   $1.08   $1.04      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,355   1,120   1,133   1,115     572      63      --      --
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (05/21/2002)
Accumulation unit value at beginning of period                $1.71   $1.44   $1.28   $1.10   $0.78   $1.00      --      --
Accumulation unit value at end of period                      $1.83   $1.71   $1.44   $1.28   $1.10   $0.78      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 455     367     326     294     140      26      --      --
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (03/17/2006)
Accumulation unit value at beginning of period                $1.08   $1.00      --      --      --      --      --      --
Accumulation unit value at end of period                      $1.10   $1.08      --      --      --      --      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 354     377      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (08/30/2002)
Accumulation unit value at beginning of period                $1.44   $1.46   $1.33   $1.24   $1.02   $1.00      --      --
Accumulation unit value at end of period                      $1.62   $1.44   $1.46   $1.33   $1.24   $1.02      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   1       1       1       1       1      --      --      --
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (05/30/2000)
Accumulation unit value at beginning of period                $1.21   $1.18   $1.17   $1.17   $1.17   $1.11   $1.06   $1.00
Accumulation unit value at end of period                      $1.26   $1.21   $1.18   $1.17   $1.17   $1.17   $1.11   $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 759     861     873     916     849     645      30      --
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   69

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (08/30/2002)
Accumulation unit value at beginning of period                $1.75   $1.52   $1.48   $1.27   $0.98   $1.00      --      --
Accumulation unit value at end of period                      $1.69   $1.75   $1.52   $1.48   $1.27   $0.98      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 111     125     144     139      57       1      --      --
---------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO, CLASS II SHARES (08/30/2002)
Accumulation unit value at beginning of period                $1.72   $1.49   $1.38   $1.22   $0.96   $1.00      --      --
Accumulation unit value at end of period                      $1.74   $1.72   $1.49   $1.38   $1.22   $0.96      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 334     329     325     275      74       2      --      --
---------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS I SHARES (08/30/2002)
Accumulation unit value at beginning of period                $2.80   $2.05   $1.77   $1.31   $0.96   $1.00      --      --
Accumulation unit value at end of period                      $2.30   $2.80   $2.05   $1.77   $1.31   $0.96      --      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  27      39      45      22      18      --      --      --
---------------------------------------------------------------------------------------------------------------------------



VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                            2007    2006    2005    2004    2003
---------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.68   $1.52   $1.46   $1.35   $1.00
Accumulation unit value at end of period                      $1.67   $1.68   $1.52   $1.46   $1.35
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 151     164     179     110      27
---------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.50   $1.44   $1.35   $1.30   $1.00
Accumulation unit value at end of period                      $1.65   $1.50   $1.44   $1.35   $1.30
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 100     425      51      40      --
---------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.88   $1.64   $1.53   $1.35   $1.00
Accumulation unit value at end of period                      $2.03   $1.88   $1.64   $1.53   $1.35
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  32      32      32      33       1
---------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (01/29/2003)
Accumulation unit value at beginning of period                $1.57   $1.47   $1.45   $1.40   $1.00
Accumulation unit value at end of period                      $1.85   $1.57   $1.47   $1.45   $1.40
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  64      80      86      87       9
---------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (01/29/2003)
Accumulation unit value at beginning of period                $1.70   $1.48   $1.44   $1.32   $1.00
Accumulation unit value at end of period                      $1.75   $1.70   $1.48   $1.44   $1.32
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  31      31      31      30      47
---------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (01/29/2003)
Accumulation unit value at beginning of period                $1.45   $1.49   $1.32   $1.24   $1.00
Accumulation unit value at end of period                      $1.62   $1.45   $1.49   $1.32   $1.24
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  41      19      19      20       3
---------------------------------------------------------------------------------------------------
EVERGREEN VA BALANCED FUND - CLASS 2* (01/29/2003)
Accumulation unit value at beginning of period                $1.33   $1.23   $1.20   $1.15   $1.00
Accumulation unit value at end of period                      $1.39   $1.33   $1.23   $1.20   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  25      26      40      40      20
*Effective May 30, 2008, the Fund will change its name to Evergreen VA Diversified Capital Builder
  Fund - Class 2.
---------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.06   $1.04   $1.04   $1.02   $1.00
Accumulation unit value at end of period                      $1.09   $1.06   $1.04   $1.04   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 370     370     418     306     185
---------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 2 (01/29/2003)
(PREVIOUSLY EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2)
Accumulation unit value at beginning of period                $1.21   $1.17   $1.20   $1.13   $1.00
Accumulation unit value at end of period                      $1.23   $1.21   $1.17   $1.20   $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 237     244     252     167      60
---------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.65   $1.49   $1.40   $1.31   $1.00
Accumulation unit value at end of period                      $1.75   $1.65   $1.49   $1.40   $1.31
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 121     128     142      76      35
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  70  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2007    2006    2005    2004    2003
---------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.76   $1.62   $1.55   $1.39   $1.00
Accumulation unit value at end of period                      $1.91   $1.76   $1.62   $1.55   $1.39
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  73      77      90      45      18
---------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.29   $1.21   $1.22   $1.15   $1.00
Accumulation unit value at end of period                      $1.30   $1.29   $1.21   $1.22   $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 170     177     175     111      95
---------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $2.15   $1.78   $1.57   $1.34   $1.00
Accumulation unit value at end of period                      $2.42   $2.15   $1.78   $1.57   $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  87      78      64      45      28
---------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.55   $1.49   $1.47   $1.40   $1.00
Accumulation unit value at end of period                      $1.70   $1.55   $1.49   $1.47   $1.40
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 133     142     154     113      29
---------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.99   $1.67   $1.54   $1.31   $1.00
Accumulation unit value at end of period                      $1.80   $1.99   $1.67   $1.54   $1.31
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 102     124     102     111      54
---------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.84   $1.68   $1.47   $1.30   $1.00
Accumulation unit value at end of period                      $2.11   $1.84   $1.68   $1.47   $1.30
Number of accumulation units outstanding at end of period
  (000 omitted)                                               2,368   2,760   1,602     814     205
---------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.47   $1.40   $1.35   $1.34   $1.00
Accumulation unit value at end of period                      $1.82   $1.47   $1.40   $1.35   $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  27      13      21       7       5
---------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $2.16   $1.96   $1.69   $1.38   $1.00
Accumulation unit value at end of period                      $2.45   $2.16   $1.96   $1.69   $1.38
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 608     488     330     213     143
---------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.65   $1.55   $1.50   $1.37   $1.00
Accumulation unit value at end of period                      $1.80   $1.65   $1.55   $1.50   $1.37
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  --      --       7      --       5
---------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $1.75   $1.50   $1.38   $1.25   $1.00
Accumulation unit value at end of period                      $1.77   $1.75   $1.50   $1.38   $1.25
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 502     611     526     516     349
---------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (01/29/2003)
Accumulation unit value at beginning of period                $2.00   $1.68   $1.55   $1.34   $1.00
Accumulation unit value at end of period                      $2.27   $2.00   $1.68   $1.55   $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 194     186     154     105      44
---------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (01/29/2003)
Accumulation unit value at beginning of period                $1.59   $1.43   $1.39   $1.33   $1.00
Accumulation unit value at end of period                      $1.60   $1.59   $1.43   $1.39   $1.33
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  24      24      22      21      --
---------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (01/29/2003)
Accumulation unit value at beginning of period                $1.40   $1.28   $1.27   $1.17   $1.00
Accumulation unit value at end of period                      $1.43   $1.40   $1.28   $1.27   $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 545     531     435     401     240
---------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (01/29/2003)
Accumulation unit value at beginning of period                $2.44   $1.90   $1.66   $1.30   $1.00
Accumulation unit value at end of period                      $3.06   $2.44   $1.90   $1.66   $1.30
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  73      89      94      97      12
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   71

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2007    2006    2005    2004    2003
---------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.49   $1.41   $1.37   $1.31   $1.00
Accumulation unit value at end of period                      $1.66   $1.49   $1.41   $1.37   $1.31
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 299     314     284     126      59
---------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (01/29/2003)
Accumulation unit value at beginning of period                $2.19   $1.90   $1.70   $1.46   $1.00
Accumulation unit value at end of period                      $2.28   $2.19   $1.90   $1.70   $1.46
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  41      42      15      12       4
---------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (01/29/2003)
Accumulation unit value at beginning of period                $2.04   $1.81   $1.68   $1.44   $1.00
Accumulation unit value at end of period                      $1.97   $2.04   $1.81   $1.68   $1.44
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  40      30      40      33      29
---------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.20   $1.14   $1.14   $1.07   $1.00
Accumulation unit value at end of period                      $1.30   $1.20   $1.14   $1.14   $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                               3,205   2,256   1,716     851     141
---------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.65   $1.45   $1.40   $1.29   $1.00
Accumulation unit value at end of period                      $1.52   $1.65   $1.45   $1.40   $1.29
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   7       7       2       2      --
---------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.40   $1.38   $1.25   $1.19   $1.00
Accumulation unit value at end of period                      $1.36   $1.40   $1.38   $1.25   $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 157     167     158     148      10
---------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (01/29/2003)
Accumulation unit value at beginning of period                $2.12   $1.69   $1.53   $1.34   $1.00
Accumulation unit value at end of period                      $2.25   $2.12   $1.69   $1.53   $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  47      53      51      54      41
---------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (01/29/2003)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                $2.02   $1.71   $1.64   $1.40   $1.00
Accumulation unit value at end of period                      $1.88   $2.02   $1.71   $1.64   $1.40
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 687     648     720     337       3
---------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (01/29/2003)
Accumulation unit value at beginning of period                $1.01   $0.98   $0.98   $0.99   $1.00
Accumulation unit value at end of period                      $1.04   $1.01   $0.98   $0.98   $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 137      91      70     179      55
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management
  Fund at Dec. 31, 2007 were 2.63% and 2.67%, respectively.
---------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (01/29/2003)
Accumulation unit value at beginning of period                $1.07   $1.05   $1.05   $1.02   $1.00
Accumulation unit value at end of period                      $1.11   $1.07   $1.05   $1.05   $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                               3,241     547     165     169      63
---------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (01/29/2003)
Accumulation unit value at beginning of period                $2.18   $1.86   $1.67   $1.44   $1.00
Accumulation unit value at end of period                      $2.32   $2.18   $1.86   $1.67   $1.44
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,267   1,033     512      31       9
---------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (04/30/2004)
Accumulation unit value at beginning of period                $1.24   $1.10   $1.05   $1.00      --
Accumulation unit value at end of period                      $1.25   $1.24   $1.10   $1.05      --
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,103   1,183   1,307     818      --
---------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (01/29/2003)
Accumulation unit value at beginning of period                $1.43   $1.45   $1.35   $1.26   $1.00
Accumulation unit value at end of period                      $1.59   $1.43   $1.45   $1.35   $1.26
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 136     158     161     118      --
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  72  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                            2007    2006    2005    2004    2003
---------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (01/29/2003)
Accumulation unit value at beginning of period                $1.00   $0.98   $0.98   $0.99   $1.00
Accumulation unit value at end of period                      $1.03   $1.00   $0.98   $0.98   $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 589     641     492     399     234
---------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.75   $1.53   $1.50   $1.30   $1.00
Accumulation unit value at end of period                      $1.68   $1.75   $1.53   $1.50   $1.30
Number of accumulation units outstanding at end of period
  (000 omitted)                                               1,977   1,995   1,445     538      25
---------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO, CLASS II SHARES (01/29/2003)
Accumulation unit value at beginning of period                $1.77   $1.55   $1.44   $1.29   $1.00
Accumulation unit value at end of period                      $1.78   $1.77   $1.55   $1.44   $1.29
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  50      51      30      17       3
---------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS I SHARES (01/29/2003)
Accumulation unit value at beginning of period                $2.96   $2.18   $1.90   $1.42   $1.00
Accumulation unit value at end of period                      $2.41   $2.96   $2.18   $1.90   $1.42
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   6       6      --      12      12
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   73

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p.  6
Financial Statements


--------------------------------------------------------------------------------
  74  EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

                       THIS PAGE LEFT BLANK INTENTIONALLY

--------------------------------------------------------------------------------
                     EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS   75

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member FINRA.

Insurance and annuity products are issued by RiverSource Life Insurance Company.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


45272 M (5/08)

PROSPECTUS


MAY 1, 2008


WELLS FARGO

ADVANTAGE(R) VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

             829 Ameriprise Financial Center
             Minneapolis, MN 55474
             Telephone: (800) 333-3437

             (Corporate Office)

             RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW WELLS FARGO ADVANTAGE(R) VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

- AIM Variable Insurance Funds
- The Dreyfus Socially Responsible Growth Fund, Inc.
- Fidelity(R) Variable Insurance Products - Service Class 2
- Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2
- Goldman Sachs Variable Insurance Trust (VIT)
- MFS(R) Variable Insurance Trust(SM)
- Oppenheimer Variable Account Funds
- Putnam Variable Trust - Class IB Shares

- RiverSource Variable Series Trust (RVST) formerly known as RiverSource(R)
     Variable Portfolio Funds

- Wells Fargo Variable Trust Funds

Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

--------------------------------------------------------------------------------
                        WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   1

TABLE OF CONTENTS


KEY TERMS.......................................   3
THE CONTRACT IN BRIEF...........................   4
EXPENSE SUMMARY.................................   6
CONDENSED FINANCIAL INFORMATION (UNAUDITED).....   9
FINANCIAL STATEMENTS............................   9
THE VARIABLE ACCOUNT AND THE FUNDS..............   9
THE GUARANTEE PERIOD ACCOUNTS (GPAS)............  18
THE ONE-YEAR FIXED ACCOUNT......................  20
BUYING YOUR CONTRACT............................  20
CHARGES.........................................  22
VALUING YOUR INVESTMENT.........................  26
MAKING THE MOST OF YOUR CONTRACT................  27
WITHDRAWALS.....................................  33
TSA -- SPECIAL PROVISIONS.......................  33
CHANGING OWNERSHIP..............................  34
BENEFITS IN CASE OF DEATH.......................  34
OPTIONAL BENEFITS...............................  37
THE ANNUITY PAYOUT PERIOD.......................  45
TAXES...........................................  47
VOTING RIGHTS...................................  49
SUBSTITUTION OF INVESTMENTS.....................  50
ABOUT THE SERVICE PROVIDERS.....................  50
ADDITIONAL INFORMATION..........................  51
APPENDIX: CONDENSED FINANCIAL
  INFORMATION (UNAUDITED).......................  53
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION...........  59


--------------------------------------------------------------------------------
  2  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for Guarantee Periods we declare when you allocate purchase payments or transfer contract value to a GPA. Withdrawals and transfers from a GPA done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code

- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.


RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our

--------------------------------------------------------------------------------
                        WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   3
corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds")



- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts
  (GPAs)")



- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate and transfer to this account. There may be restrictions on the timing of transfers from this account. (See "The One-Year Fixed Account")



We no longer offer new contracts. However, you have the option of making additional purchase payments. (See "Buying Your Contract")



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to a MVA, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy. You may


--------------------------------------------------------------------------------
  4 WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts")



WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (See "Withdrawals")



OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (See "Optional Benefits")



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (See "Benefits in Case of Death")



ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See "The Annuity Payout Period")



TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes")


--------------------------------------------------------------------------------
                        WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   5

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a five-year or seven-year withdrawal charge schedule at the time of application.

                     FIVE-YEAR SCHEDULE                      SEVEN-YEAR SCHEDULE
           YEARS FROM PURCHASE  WITHDRAWAL CHARGE   YEARS FROM PURCHASE  WITHDRAWAL CHARGE
             PAYMENT RECEIPT       PERCENTAGE         PAYMENT RECEIPT       PERCENTAGE
                    1                   8%                   1                   8%
                    2                   8                    2                   8
                    3                   6                    3                   7
                    4                   4                    4                   6
                    5                   2                    5                   5
                  Thereafter            0                    6                   4
                                                             7                   2
                                                        Thereafter               0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract had a five-year withdrawal charge schedule, the discount rate we use in the calculation will be 5.27% if the assumed investment rate is 3.5% and 6.77% if the assumed investment rate is 5%. If the original contract had a seven-year withdrawal charge schedule, the discount rate we use in the calculation will be 5.02% if the assumed investment rate is 3.5% and 6.52% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value)

You can choose the length of your contract's withdrawal charge schedule and the death benefit guarantee provided. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.

                                                                  VARIABLE ACCOUNT     TOTAL MORTALITY AND    TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:                          ADMINISTRATIVE CHARGE   EXPENSE RISK FEE      ACCOUNT EXPENSE
 Standard Death Benefit                                               0.15%                  1.05%               1.20%
 Enhanced Death Benefit Rider                                         0.15                   1.25                1.40

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE:
 Standard Death Benefit                                          0.15        1.30          1.45
 Enhanced Death Benefit Rider                                    0.15        1.50          1.65

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                         $30

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)


 BENEFIT PROTECTOR(R) FEE                                       0.25%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)


 BENEFIT PROTECTOR(R) PLUS FEE                                  0.40%(1)


(As a percentage of the contract value charged annually on the contract anniversary.)

 GMIB FEE                                                       0.70%(1),(2)

(As a percentage of the GMIB benefit base charged annually on the contract anniversary.)

(1)  This fee applies only if you elect this optional feature.

(2) For applications signed prior to May 1, 2003, the following annual current rider charges apply: GMIB -- .30%.
--------------------------------------------------------------------------------
  6  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

'ANNUAL OPERATING EXPENSES OF THE FUNDS



THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2007. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                              MINIMUM              MAXIMUM
 Total expenses before fee waivers and/or expense              0.72%                1.43%
 reimbursements


(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 AIM V.I. Capital Appreciation Fund,       0.61%            --%          0.27%               --%                   0.88%
 Series I Shares
 AIM V.I. Core Equity Fund, Series I       0.60             --           0.28              0.02                    0.90(1)
 Shares
 The Dreyfus Socially Responsible          0.75             --           0.07                --                    0.82
 Growth Fund, Inc., Initial Shares
 Fidelity(R) VIP Dynamic Capital           0.56           0.25           0.23                --                    1.04
 Appreciation Portfolio Service Class
 2
 Fidelity(R) VIP High Income Portfolio     0.57           0.25           0.11                --                    0.93
 Service Class 2
 Fidelity(R) VIP Mid Cap Portfolio         0.56           0.25           0.10                --                    0.91
 Service Class 2
 FTVIPT Franklin Global Real Estate        0.75           0.25           0.31                --                    1.31(2)
 Securities Fund - Class 2
 FTVIPT Franklin Income Securities         0.45           0.25           0.02                --                    0.72
 Fund - Class 2
 FTVIPT Franklin Small Cap Value           0.51           0.25           0.15              0.02                    0.93(3)
 Securities Fund - Class 2
 FTVIPT Franklin Small-Mid Cap Growth      0.47           0.25           0.28              0.01                    1.01(3)
 Securities Fund - Class 2
 FTVIPT Mutual Shares Securities           0.59           0.25           0.13                --                    0.97
 Fund - Class 2
 Goldman Sachs VIT Mid Cap Value           0.80             --           0.07                --                    0.87
 Fund - Institutional Shares
 Goldman Sachs VIT Structured U.S.         0.65             --           0.07                --                    0.72(4)
 Equity Fund - Institutional Shares
 MFS(R) Investors Trust                    0.75             --           0.10                --                    0.85
 Series - Initial Class
 MFS(R) Utilities Series - Initial         0.75             --           0.10                --                    0.85(5)
 Class
 Oppenheimer Global Securities             0.62           0.25           0.02                --                    0.89
 Fund/VA, Service Shares
 Oppenheimer Strategic Bond Fund/VA,       0.57           0.25           0.02              0.02                    0.86(6)
 Service Shares
 Putnam VT Health Sciences                 0.70           0.25           0.13                --                    1.08
 Fund - Class IB Shares
 Putnam VT International Equity            0.73           0.25           0.11              0.01                    1.10
 Fund - Class IB Shares
 Putnam VT Vista Fund - Class IB           0.65           0.25           0.11                --                    1.01
 Shares
 RVST RiverSource(R) Partners Variable     0.97           0.13           0.18                --                    1.28(7)
 Portfolio - Small Cap Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Small Cap Value Fund)
 RVST RiverSource(R) Variable              0.59           0.13           0.14                --                    0.86
 Portfolio - Diversified Equity Income
 Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.15                --                    0.87
 Portfolio - High Yield Bond Fund
 RVST RiverSource(R) Variable              0.58           0.13           0.15                --                    0.86
 Portfolio - Large Cap Equity Fund
 RVST RiverSource(R) Variable              0.48           0.13           0.18                --                    0.79
 Portfolio - Short Duration U.S.
 Government Fund
 RVST RiverSource(R) Variable              0.68           0.13           0.20                --                    1.01(7)
 Portfolio - Small Cap Advantage Fund
 Wells Fargo Advantage VT Asset            0.55           0.25           0.22                --                    1.02(8)
 Allocation Fund


--------------------------------------------------------------------------------
                        WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   7

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 Wells Fargo Advantage VT C&B Large        0.55%          0.25%          0.37%               --%                   1.17%(8)
 Cap Value Fund
 Wells Fargo Advantage VT Equity           0.55           0.25           0.24                --                    1.04(8)
 Income Fund
 Wells Fargo Advantage VT                  0.75           0.25           0.43                --                    1.43(8)
 International Core Fund
 Wells Fargo Advantage VT Large            0.55           0.25           0.39                --                    1.19(8)
 Company Core Fund
 Wells Fargo Advantage VT Large            0.55           0.25           0.24                --                    1.04(8)
 Company Growth Fund
 Wells Fargo Advantage VT Money Market     0.30           0.25           0.27                --                    0.82(8)
 Fund
 Wells Fargo Advantage VT Small Cap        0.75           0.25           0.23                --                    1.23(8)
 Growth Fund
 Wells Fargo Advantage VT Total Return     0.45           0.25           0.25                --                    0.95(8)
 Bond Fund



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series I shares to 1.30% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 0.89% for AIM V.I. Core Equity Fund, Series I Shares.


(2) The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. After fee waivers net expenses would be 0.89% for FTVIPT Franklin Global Real Estate Securities Fund - Class 2.


(3) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.91% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2 and 1.00% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.


(4) The Investment Adviser has voluntarily agreed to reduce or limit "Other expenses" (subject to certain exclusions) equal on an annualized basis to 0.044% of the Fund's average daily net assets. The expense reduction may be terminated at any time at the option of the Investment Adviser. After expense reductions net expenses would be 0.71% for Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares.


(5) MFS has agreed in writing to reduce its management fee to 0.70% for MFS Utilities Series annually on average daily net assets in excess of $1 billion. After fee reductions net expenses would be 0.82% for MFS Utilities Series - Initial Class.


(6) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2007, the transfer agent fees did not exceed this expense limitation. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund and OFI Master Loan Fund LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82% for Oppenheimer Strategic Bond Fund/VA, Service Shares.


(7) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 1.20% for RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value Fund and 1.13% for RVST RiverSource(R) Variable
      Portfolio - Small Cap Advantage Fund.


(8) The adviser has contractually agreed through April 30, 2009 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements, net expenses would be 1.00% for Wells Fargo Advantage VT Asset Allocation Fund, 1.00% for Wells Fargo Advantage VT C&B Large Cap Value Fund, 1.00% for Wells Fargo Advantage VT Equity Income Fund, 1.00% for Wells Fargo Advantage VT International Core Fund, 1.00% for Wells Fargo Advantage VT Large Company Core Fund, 1.00% for Wells Fargo Advantage VT Large Company Growth Fund, 0.75% for Wells Fargo Advantage VT Money Market Fund, 1.20% for Wells Fargo Advantage VT Small Cap Growth Fund and 0.90% for Wells Fargo Advantage VT Total Return Bond Fund.


--------------------------------------------------------------------------------
  8  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select both the optional Enhanced Death Benefit and GMIB. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                            IF YOU WITHDRAW YOUR CONTRACT              OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                      AT THE END OF THE APPLICABLE TIME PERIOD:       AT THE END OF THE APPLICABLE TIME PERIOD:
                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
 With a seven-year withdrawal
 charge schedule                     $1,165      $1,818      $2,402      $4,011       $365       $1,118      $1,902      $4,011
 With a five-year withdrawal
 charge schedule                      1,191       1,793       2,225       4,243        391        1,193       2,025       4,243


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the Standard Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                            IF YOU WITHDRAW YOUR CONTRACT              OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                      AT THE END OF THE APPLICABLE TIME PERIOD:       AT THE END OF THE APPLICABLE TIME PERIOD:
                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
 With a seven-year withdrawal
 charge schedule                     $  998      $1,313      $1,552      $2,273       $198        $613       $1,052      $2,273
 With a five-year withdrawal
 charge schedule                      1,024       1,290       1,382       2,537        224         690        1,182       2,537



(1) In these examples, the $30 contract administrative charge is approximated as a .013% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in the Appendix.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

--------------------------------------------------------------------------------
                        WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   9

THE FUNDS. The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Series Trust funds are generally more profitable for us and our affiliates. (See "Revenue we received from the funds may create potential conflicts of interest.") These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.


- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource

--------------------------------------------------------------------------------
  10  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

  Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Valuable Series Trust funds include the RiverSource Valuable Portfolio funds, RiverSource Partners Valuable Portfolio funds, Threadneedle Valuable Portfolio Funds, and Disciplined Asset Allocation Portfolios funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

- Compensating, training and educating investment professionals who sell the contracts.

- Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

- Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

- Providing sub-transfer agency and shareholder servicing to contract owners.

- Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

- Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


- Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).


- Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

- Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

- Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

- Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.


- Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


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                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   11

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:


INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
AIM V.I. Capital              Growth of capital. Invests principally in common  Invesco Aim Advisors, Inc. adviser,
Appreciation Fund, Series I   stocks of companies likely to benefit from new    advisory entities affiliated with
Shares                        or innovative products, services or processes as  Invesco Aim Advisors, Inc.,
                              well as those with above-average growth and       subadvisers.
                              excellent prospects for future growth. The fund
                              may also invest up to 25% of its total assets in
                              foreign securities that involve risks not
                              associated with investing solely in the United
                              States.
AIM V.I. Core Equity Fund,    Growth of capital. Invests normally at least 80%  Invesco Aim Advisors, Inc. adviser,
Series I Shares               of its net assets, plus the amount of any         advisory entities affiliated with
                              borrowings for investment purposes, in equity     Invesco Aim Advisors, Inc.,
                              securities, including convertible securities of   subadvisers.
                              established companies that have long-term
                              above-average growth in earnings and dividends
                              and growth companies that are believed to have
                              the potential for above-average growth in
                              earnings and dividends. The Fund may invest up
                              to 25% of its total assets in foreign
                              securities.
The Dreyfus Socially          Capital growth, with current income as a          The Dreyfus Corporation
Responsible Growth Fund,      secondary goal. To pursue these goals, the fund,
Inc., Initial Shares          under normal circumstances, invests at least 80%
                              of its assets in the common stocks of companies
                              that, in the opinion of the fund's management,
                              meet traditional investment standards and
                              conduct their business in a manner that
                              contributes to the enhancement of the quality of
                              life in America.
Fidelity(R) VIP Dynamic       Capital appreciation. Normally invests primarily  Fidelity Management & Research Company
Capital Appreciation          in common stocks. Invests in domestic and         (FMR), investment manager; FMR U.K.,
Portfolio Service Class 2     foreign issuers. The Fund invests in either       FMR Far East, Fidelity Investments
                              "growth" or "value" stocks or both.               Japan Limited (FIJ) and FMR Co. Inc.
                                                                                (FMRC), sub-advisers.
Fidelity(R) VIP High Income   High level of current income, while also          Fidelity Management & Research Company
Portfolio Service Class 2     considering growth of capital. Normally invests   (FMR), investment manager; FMR U.K.,
                              primarily in income- producing debt securities,   FMR Far East, sub- advisers.
                              preferred stocks and convertible securities,
                              with an emphasis on lower-quality debt
                              securities. May invest in non-income producing
                              securities, including defaulted securities and
                              common stocks. Invests in companies in troubled
                              or uncertain financial condition. The Fund
                              invests in domestic and foreign issuers.
Fidelity(R) VIP Mid Cap       Long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks. Normally invests at   (FMR), investment manager; FMR U.K.,
                              least 80% of assets in securities of companies    FMR Far East, sub- advisers.
                              with medium market capitalizations. May invest
                              in companies with smaller or larger market
                              capitalizations. Invests in domestic and foreign
                              issuers. The Fund invests in either "growth" or
                              "value" common stocks or both.
FTVIPT Franklin Global Real   High total return. The Fund normally invests at   Franklin Templeton Institutional, LLC
Estate Securities             least 80% of its net assets in investments of
Fund - Class 2                companies located anywhere in the world that
                              operate in the real estate sector and normally
                              invests predominantly in equity securities.


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  12  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
FTVIPT Franklin Income        Maximize income while maintaining prospects for   Franklin Advisers, Inc.
Securities Fund - Class 2     capital appreciation. The Fund normally invests
                              in both equity and debt securities. The Fund
                              seeks income by investing in corporate, foreign,
                              and U.S. Treasury bonds as well as stocks with
                              dividend yields the manager believes are
                              attractive.
FTVIPT Franklin Small Cap     Long-term total return. The Fund normally         Franklin Advisory Services, LLC
Value Securities              invests at least 80% of its net assets in
Fund - Class 2                investments of small capitalization companies,
                              and normally invests predominantly in equity
                              securities. The Fund invests mainly in equity
                              securities of companies that the manager
                              believes are undervalued.
FTVIPT Franklin Small-Mid     Long-term capital growth. The Fund normally       Franklin Advisers, Inc.
Cap Growth Securities         invests at least 80% of its net assets in
Fund - Class 2                investments of small capitalization and mid
                              capitalization companies and normally invests
                              predominantly in equity securities.
FTVIPT Mutual Shares          Capital appreciation, with income as a secondary  Franklin Mutual Advisers, LLC
Securities Fund - Class 2     goal. The Fund normally invests primarily in
                              equity securities of companies that the manager
                              believes are undervalued. The Fund also invests,
                              to a lesser extent in risk arbitrage securities
                              and distressed companies.
Goldman Sachs VIT Mid Cap     Long-term capital appreciation. The Fund          Goldman Sachs Asset Management, L.P.
Value Fund - Institutional    invests, under normal circumstances, at least
Shares                        80% of its net assets plus any borrowings for
                              investment purposes (measured at time of
                              purchase) ("Net Assets") in a diversified
                              portfolio of equity investments in mid-cap
                              issuers with public stock market capitalizations
                              (based upon shares available for trading on an
                              unrestricted basis) within the range of the
                              market capitalization of companies constituting
                              the Russell Midcap(R) Value Index at the time of
                              investment. If the market capitalization of a
                              company held by the Fund moves outside this
                              range, the Fund may, but is not required to,
                              sell the securities. The capitalization range of
                              the Russell Midcap(R) Value Index is currently
                              between $1.1 billion and $21 billion. Although
                              the Fund will invest primarily in publicly
                              traded U.S. securities, it may invest up to 25%
                              of its Net Assets in foreign securities,
                              including securities of issuers in countries
                              with emerging markets or economies ("emerging
                              countries") and securities quoted in foreign
                              currencies. The Fund may invest in the aggregate
                              up to 20% of its Net Assets in companies with
                              public stock market capitalizations outside the
                              range of companies constituting the Russell
                              Midcap(R) Value Index at the time of investment
                              and in fixed-income securities, such as
                              government, corporate and bank debt obligations.


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                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   13

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Goldman Sachs VIT Structured  Long-term growth of capital and dividend income.  Goldman Sachs Asset Management, L.P.
U.S. Equity                   The Fund invests, under normal circumstances, at
Fund - Institutional Shares   least 80% of its net assets plus any borrowings
                              for investment purposes (measured at the time of
                              purchase) ("Net Assets") in a diversified
                              portfolio of equity investments in U.S. issuers,
                              including foreign companies that are traded in
                              the United States. However, it is currently
                              anticipated that, under normal circumstances,
                              the Fund will invest at least 95% of its Net
                              Assets in such equity investments.
                              The Fund's investments are selected using a
                              variety of quantitative techniques, derived from
                              fundamental research including but not limited
                              to valuation, momentum, profitability and
                              earnings quality, in seeking to maximize the
                              Fund's expected returns. The Fund maintains
                              risk, style, capitalization and industry
                              characteristics similar to the S&P 500 Index.
                              The S&P 500 Index is an index of large-cap
                              stocks designed to reflect a broad
                              representation of the U.S. economy. The Fund
                              seeks to maximize expected return while
                              maintaining these and other characteristics
                              similar to the benchmark. The Fund is not
                              required to limit its investments to securities
                              in the S&P 500 Index.
MFS(R) Investors Trust        Capital appreciation. Normally invests in equity  MFS Investment Management(R)
Series - Initial Class        securities of companies MFS believes to have
                              above average earnings growth potential compared
                              to other companies (growth companies), in the
                              stocks of companies it believes are undervalued
                              compared to their perceived worth (value
                              companies), or in a combination of growth and
                              value companies. Generally focuses on companies
                              with large capitalizations.
MFS(R) Utilities Series -     Total return. Normally invests at least 80% of    MFS Investment Management(R)
Initial Class                 the fund's net assets in securities of issuers
                              in the utilities industry. The Fund's assets may
                              be invested in companies of any size.
Oppenheimer Global            Long-term capital appreciation. Invests mainly    OppenheimerFunds, Inc.
Securities Fund/VA, Service   in common stocks of U.S. and foreign issuers
Shares                        that are "growth-type" companies, cyclical
                              industries and special situations that are
                              considered to have appreciation possibilities.
Oppenheimer Strategic Bond    High level of current income principally derived  OppenheimerFunds, Inc.
Fund/VA, Service Shares       from interest on debt securities. Invests mainly
                              in three market sectors: debt securities of
                              foreign governments and companies, U.S.
                              government securities and lower-rated high yield
                              securities of U.S. and foreign companies.


--------------------------------------------------------------------------------
  14  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Putnam VT Health Sciences     Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Fund - Class IB Shares        by investing mainly in common stocks of
                              companies in the health sciences industries,
                              with a focus on growth stocks. Under normal
                              circumstances, the fund invests at least 80% of
                              its net assets in securities of (a) companies
                              that derive at least 50% of their assets,
                              revenues or profits from the pharmaceutical,
                              health care services, applied research and
                              development and medical equipment and supplies
                              industries, or (b) companies Putnam Management
                              thinks have the potential for growth as a result
                              of their particular products, technology,
                              patents or other market advantages in the health
                              sciences industries.
Putnam VT International       Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Equity Fund - Class IB        by investing mainly in common stocks of
Shares                        companies outside the United States that Putnam
                              Management believes have favorable investment
                              potential. Under normal circumstances, the fund
                              invests at least 80% of its net assets in equity
                              investments.
Putnam VT Vista Fund - Class  Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
IB Shares                     by investing mainly in common stocks of U.S.
                              companies, with a focus on growth stocks.
RVST RiverSource Partners     Long-term capital appreciation. Under normal      RiverSource Investments, LLC, adviser;
Variable Portfolio - Small    market conditions, at least 80% of the Fund's     River Road Asset Management, LLC,
Cap Value Fund (previously    net assets will be invested in small cap          Donald Smith & Co., Inc., Franklin
RiverSource Variable          companies with market capitalization, at the      Portfolio Associates LLC, Barrow,
Portfolio - Small Cap Value   time of investment, of up to $2.5 billion or      Hanley, Mewhinney & Strauss, Inc. and
Fund)                         that fall within the range of the Russell         Denver Investment Advisors LLC,
                              2000(R) Value Index. The Fund may invest up to    subadvisers.
                              25% of its net assets in foreign investments.
RVST RiverSource Variable     High level of current income and, as a secondary  RiverSource Investments, LLC
Portfolio - Diversified       goal, steady growth of capital. Under normal
Equity Income Fund            market conditions, the Fund invests at least 80%
                              of its net assets in dividend- paying common and
                              preferred stocks. The Fund may invest up to 25%
                              of its net assets in foreign investments.
RVST RiverSource Variable     High current income, with capital growth as a     RiverSource Investments, LLC
Portfolio - High Yield Bond   secondary objective. Under normal market
Fund                          conditions, the Fund invests at least 80% of its
                              net assets in high-yield debt instruments
                              (commonly referred to as "junk") including
                              corporate debt securities as wells as bank loans
                              rated below investment grade by a nationally
                              recognized statistical rating organization, or
                              if unrated, determined to be of comparable
                              quality. Up to 25% of the Fund may be invested
                              in high yield debt instruments of foreign
                              issuers.
RVST RiverSource Variable     Capital appreciation. Under normal market         RiverSource Investments, LLC
Portfolio - Large Cap Equity  conditions, the Fund invests at least 80% of its
Fund                          net assets in equity securities of companies
                              with market capitalization greater than $5
                              billion at the time of purchase. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   15

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Variable     High level of current income and safety of        RiverSource Investments, LLC
Portfolio - Short Duration    principal consistent with investment in U.S.
U.S. Government Fund          government and government agency securities.
                              Under normal market conditions, at least 80% of
                              the Fund's net assets are invested in securities
                              issued or guaranteed as to principal and
                              interest by the U.S. government, its agencies or
                              instrumentalities.
RVST RiverSource Variable     Long-term capital growth. Under normal market     RiverSource Investments, LLC, adviser;
Portfolio - Small Cap         conditions, at least 80% of the Fund's net        Kenwood Capital Management LLC,
Advantage Fund                assets are invested in equity securities of       sub-adviser.
                              companies with market capitalization of up to $2
                              billion or that fall within the range of the
                              Russell 2000(R) Index at the time of investment.
Wells Fargo Advantage VT      Long-term total return, consisting of capital     Wells Fargo Funds Management, LLC,
Asset Allocation Fund         appreciation and current income. We seek to       adviser; Wells Capital Management
                              achieve the Portfolio's investment objective by   Incorporated, sub-adviser.
                              allocating 60% of its assets to equity
                              securities and 40% of its assets to fixed income
                              securities.
Wells Fargo Advantage VT C&B  Maximum long-term total return (current income    Wells Fargo Funds Management, LLC,
Large Cap Value Fund          and capital appreciation) consistent with         adviser; Cooke & Bieler, L.P., sub-
                              minimizing risk to principal. Invests             adviser.
                              principally in equity securities of large-
                              capitalization companies, which they define as
                              companies with market capitalizations of $3
                              billion or more. We manage a relatively focused
                              portfolio of 30 to 50 companies that enables
                              them to provide adequate diversification while
                              allowing the composition and performance of the
                              portfolio to behave differently than the market.
Wells Fargo Advantage VT      Long-term capital appreciation and dividend       Wells Fargo Funds Management, LLC,
Equity Income Fund            income. Invests principally in equity securities  adviser; Wells Capital Management
                              of large-capitalization companies, which we       Incorporated, sub-adviser.
                              define as companies with market capitalizations
                              of $3 billion or more.
Wells Fargo Advantage VT      Long-term capital appreciation. Invests in        Wells Fargo Funds Management, LLC,
International Core Fund       equity securities of non-U.S. companies that we   adviser; Wells Capital Management
                              believe have strong growth potential and offer    Incorporated, sub-adviser.
                              good value relative to similar investments. We
                              invest primarily in developed countries, but may
                              invest in emerging markets.
Wells Fargo Advantage VT      Total return comprised of long-term capital       Wells Fargo Funds Management, LLC,
Large Company Core Fund       appreciation and current income. Invests          adviser; Matrix Asset Advisors, Inc.,
                              principally in equity securities of               sub-adviser.
                              approximately 30 to 50 large-capitalization
                              companies, the majority of which pay dividends.
                              Large-capitalization companies are defined as
                              those with market capitalizations of $3 billion
                              or more. We may also invest in equity securities
                              of foreign issuers through ADRs and similar
                              investments.


--------------------------------------------------------------------------------
  16  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Wells Fargo Advantage VT      Long-term capital appreciation. Invests           Wells Fargo Funds Management, LLC,
Large Company Growth Fund     principally in equity securities, focusing on     adviser; Peregrine Capital Management,
                              approximately 30 to 50 large capitalization       Inc., sub-adviser.
                              companies that we believe have favorable growth
                              potential. However, we normally do not invest
                              more than 10% of the Fund's total assets in the
                              securities of a single issuer. We define
                              large-capitalization companies as those with
                              market capitalizations of $3 billion or more.
Wells Fargo Advantage VT      Current income, while preserving capital and      Wells Fargo Funds Management, LLC,
Money Market Fund             liquidity. We actively manage a portfolio of      adviser; Wells Capital Management
                              high-quality, short-term U.S. dollar-denominated  Incorporated, sub-adviser.
                              money market instruments. We will only purchase
                              First Tier securities. These investments may
                              have fixed, floating, or variable rates of
                              interest and may be obligations of U.S. or
                              foreign issuers. We may invest more than 25% of
                              the Fund's total assets in U.S.
                              dollar-denominated obligations of U.S. banks.
                              Our security selection is based on several
                              factors, including credit quality, yield and
                              maturity, while taking into account the Fund's
                              overall level of liquidity and average maturity.
Wells Fargo Advantage VT      Long-term capital appreciation. Invests           Wells Fargo Funds Management, LLC,
Small Cap Growth Fund         principally in equity securities of               adviser; Wells Capital Management
                              small-capitalization companies that we believe    Incorporated, sub-adviser.
                              have above-average growth potential. We define
                              small-capitalization companies as those with
                              market capitalizations at the time of purchase
                              of less than $2 billion.
Wells Fargo Advantage VT      Total return consisting of income and capital     Wells Fargo Funds Management, LLC,
Total Return Bond Fund        appreciation. Invests principally in              adviser; Wells Capital Management
                              investment-grade debt securities, including U.S.  Incorporated, sub-adviser.
                              Government obligations, corporate bonds and
                              mortgage-and asset-backed securities. Under
                              normal circumstances, we expect to maintain an
                              overall dollar-weighted average effective
                              duration range between 4 and 5 1/2 years.


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                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   17

THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.


You may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin.



Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on contract value currently in a GPA.



The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.



You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window, you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the one-year fixed account.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.


We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:


- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelp's) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)


We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the guarantee period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days


--------------------------------------------------------------------------------
  18 WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS before the end of the guarantee period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.


When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:

            IF YOUR GPA RATE IS:               THE MVA IS:
 Less than the new GPA rate + 0.10%             Negative
 Equal to the new GPA rate + 0.10%              Zero
 Greater than the new GPA rate + 0.10%          Positive

GENERAL EXAMPLES

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, as reflected in the table above, the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                       1 + i
      EARLY WITHDRAWAL AMOUNT X [(  ------------ )(n/12)  - 1] = MVA
                                    1 + j + .001

      Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

        j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

        n = number of months remaining in the current Guarantee Period (rounded up).

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = -$39.84
                      1 + .035 + .001

In this example, the MVA is a negative $39.84.
--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   19

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = $27.61
                      1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 4% if the five-year withdrawal charge schedule applies and 6% if the seven-year withdrawal charge schedule applies. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

BUYING YOUR CONTRACT

New contracts are not currently being offered.

We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable.

As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified annuity or a nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

- the length of the withdrawal charge period (five or seven years)(1);

- the optional Benefit Protector(R) Death Benefit Rider(2);

- the optional Benefit Protector(R) Plus Death Benefit Rider(2);

--------------------------------------------------------------------------------
  20  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

- the optional Enhanced Death Benefit Rider(2);

- the optional Guaranteed Minimum Income Benefit Rider(3);

- the one-year fixed account, GPAs and/or subaccounts in which you want to invest(4);

- how you want to make purchase payments; and

- a beneficiary.

(l) Contracts issued through Ameriprise Financial Services, Inc. are only available with a seven-year withdrawal charge schedule.

(2) You may select one of the following: the EDB, the Benefit Protector(R) or the Benefit Protector(R) Plus. Riders may not be available in all states. The Benefit Protector(R) and the Benefit Protector(R) Plus are only available if you and the annuitant are 75 or younger at contract issue. The EDB is only available if both you and the annuitant are 79 or younger at contract issue.

(3) The GMIB is only available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. Riders may not be available in all states.
(4) Some states restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs are not available in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.


We apply your purchase payments to the GPAs, one-year fixed account and subaccounts you select. If we receive your purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a SIP. To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY


We will pay the death benefit to your named beneficiary if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS 21 beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS

  If paying by SIP:

     $50 initial payment.

     $50 for additional payments.

  If paying by any other method:

     $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

     $99,999 for contracts issued through Ameriprise Financial Services, Inc.

     $1,000,000 for all other contracts.

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER


Send your check along with your name and contract number to our corporate office:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474
 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary or earlier if the contract is withdrawn. Some states limit the amount of any contract charge to the one-year fixed account. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct this charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

--------------------------------------------------------------------------------
  22  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.


These fees are based on the withdrawal charge schedule and death benefits that apply to your contract.

                                                                SEVEN-YEAR WITHDRAWAL    FIVE-YEAR WITHDRAWAL
                                                                   CHARGE SCHEDULE         CHARGE SCHEDULE
 Standard Death Benefit                                                1.05%                    1.30%
 Enhanced Death Benefit Rider                                           1.25                     1.50


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed below, will cover sales and distribution expenses.

WITHDRAWAL CHARGE

You select the withdrawal charge period at the time of your application for the contract. Contracts issued through Ameriprise Financial Services, Inc. are available only with a seven-year withdrawal charge schedule. The withdrawal charge percentages that apply to you are shown in your contract. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts -- Market Value Adjustment (MVA).")

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal.

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you selected the seven-year schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 2%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 15% of your prior anniversary's contract value; and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 15% of your prior anniversary's contract value.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   23

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                        (ACV - XSF)
    PPW   =   XSF   +   -----------   X   (PPNPW - XSF)
                        (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the schedule you selected*:

                FIVE-YEAR SCHEDULE                        SEVEN-YEAR SCHEDULE
     YEARS FROM PURCHASE    WITHDRAWAL CHARGE   YEARS FROM PURCHASE   WITHDRAWAL CHARGE
       PAYMENT RECEIPT         PERCENTAGE         PAYMENT RECEIPT        PERCENTAGE
              1                     8%                   1                    8%
              2                     8                    2                    8
              3                     6                    3                    7
              4                     4                    4                    6
              5                     2                    5                    5
     Thereafter..                   0                    6                    4
                                                         7                    2
                                                Thereafter                    0

* Contracts issued through Ameriprise Financial Services, Inc. are only available with a seven-year withdrawal charge schedule.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.


Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract had a five-year withdrawal charge schedule, the discount rate we use in the calculation will be 5.27% if the assumed investment rate is 3.5% and 6.77% if the assumed investment rate is 5%. If the original contract had a seven-year withdrawal charge schedule, the discount rate we use in the calculation will be 5.02% if the assumed investment rate is 3.5% and 6.52% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a seven-year withdrawal charge schedule with this history:


- We receive these payments



  - $10,000 initial;



  - $8,000 on the sixth contract anniversary; and



  - $6,000 on the eighth contract anniversary; and


--------------------------------------------------------------------------------
  24  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

- You withdraw the contract for its total withdrawal value of $38,101 during the tenth contract year and make no other withdrawals during that contract year; and



- The prior anniversary contract value is $38,488.



WITHDRAWAL
  CHARGE     EXPLANATION
             $5,773.20 is 15% of the prior anniversary's contract value
   $  0      withdrawn without withdrawal charge; and
             $8,327.80 is contract earnings in excess of the 15% TFA
      0      withdrawal amount withdrawn without withdrawal charge; and
             $10,000 initial purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal
      0      charge; and
             $8,000 purchase payment is in its fourth year from receipt,
    480      withdrawn with a 6% withdrawal charge; and
             $6,000 purchase payment is in its third year from receipt
    420      withdrawn with a 7% withdrawal charge
   ----
   $900


WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 15% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan;

- withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period; and

- death benefits.

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

- Withdrawals you make if you or the annuitant become disabled within the meaning of the Code Section 72(m)(7) after contract issue. The disabled person must also be receiving Social Security disability or state long term disability benefits. The disabled person must be age 70 or younger at the time of withdrawal. You must provide us with a signed letter from the disabled person stating that he or she meets the above criteria, a legible photocopy of Social Security disability or state long term disability benefit payments and the application for such payments.

- Withdrawals you make once a year if you or the annuitant become unemployed at least one year after contract issue, up to the following amounts each year:

(a) 25% of your prior anniversary's contract value (or $10,000 if greater) if the unemployment condition is met for at least 30 straight days; or

(b) 50% of your prior anniversary's contract value (or $10,000 if greater) if the unemployment condition is met for at least 180 straight days.

The unemployment condition is met if the unemployed person is currently receiving unemployment compensation from a government unit of the United States, whether federal or state. You must provide us with a signed letter from the unemployed person stating that he or she meets the above criteria and a legible photocopy of the unemployment payment benefits meeting the above criteria with regard to dates.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   25

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R)) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when the annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE*


We charge an annual fee (currently 0.70%) based on the GMIB benefit base for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. For details on how we calculate the fee, see "Optional Benefits -- Guaranteed Minimum Income Benefit Rider."


* For applications signed prior to May 1, 2003, the following annual current rider charges apply: GMIB - 0.30%.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs;

- plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Benefit Protector(R) rider



  - Benefit Protector(R) Plus rider


  - Guaranteed Minimum Income Benefit rider

--------------------------------------------------------------------------------
  26  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the contract administrative charge;

- the fee for any of the following optional benefits you have selected:


  - Benefit Protector(R) rider



  - Benefit Protector(R) Plus rider


  - Guaranteed Minimum Income Benefit rider

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer

--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS 27 of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                           NUMBER
BY INVESTING AN EQUAL NUMBER                           AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...        MONTH                INVESTED                 UNIT VALUE                 PURCHASED
                                  Jan                   $100                      $20                       5.00
                                  Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price is low
....
                                  Mar                    100                       17                       5.88
                                  Apr                    100                       15                       6.67
                                  May                    100                       16                       6.25
                                  Jun                    100                       18                       5.56
                                  Jul                    100                       17                       5.88
and fewer units
when the per unit
market price is high.
                                  Aug                    100                       19                       5.26
                                  Sept                   100                       21                       4.76
                                  Oct                    100                       20                       5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

TIERED DOLLAR-COST AVERAGING (TIERED DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Tiered DCA program. There is no charge for the Tiered DCA program. Under the Tiered DCA program, you can allocate a new purchase payment to one of two special Tiered DCA accounts. We determine which Tiered DCA account you are eligible for as follows:

           IF YOUR NET CONTRACT VALUE(1) IS ...  WE ALLOCATE YOUR NEW PURCHASE PAYMENTS TO:
                    $10,000 - $49,999                      Tier 1 DCA
                 account $50,000 or more                   Tier 2 DCA account(2)

(1) "Net contract value" equals your current contract value plus any new purchase payment you make. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, withdrawal requests and exchange requests submitted with your application.
(2) You cannot allocate your new purchase payments to a Tier 1 DCA account if you are eligible to participate in a Tier 2 DCA account.

You may only allocate a new purchase payment of at least $1,000 to the Tiered DCA account for which you are eligible. You cannot transfer existing contract values into the Tiered DCA account. Each Tiered DCA account lasts for only six months from the time we receive your first purchase payment. We make monthly transfers of your total Tiered DCA account value into the GPAs, the one-year fixed account and/or subaccounts you select over the six-month period. If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Tiered DCA account if you select the GPAs or the one-year fixed account as part of your Tiered DCA transfers. We credit higher rates on the Tier 2 DCA account than on the Tier 1 DCA account. We will change the interest rate on each Tiered DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Tiered DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six-month period on the balance remaining in your Tiered DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Tiered DCA account into the accounts you selected.

Once you establish a Tiered DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Tiered DCA account and allocate new purchase payments to it when we change the interest rates we offer on these
--------------------------------------------------------------------------------
  28 WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS accounts. If you are funding a Tiered DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Tiered DCA account at the beginning of the six-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Tiered DCA account from the beginning. If we receive any of your multiple payments after the six-month period ends, you can either allocate those payments to a new Tiered DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Tiered DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Tiered DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Tiered DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Tiered DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Tiered DCA account balance. We will transfer the remaining balance from your Tiered DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Tiered DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Tiered DCA program at any time. Any modifications will not affect any purchase payments that are already in a Tiered DCA account. For more information on the Tiered DCA program, contact your investment professional.

The Tiered DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

We may suspend or modify transfer privileges at any time.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Tiered DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Tiered DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

TRANSFERRING AMONG ACCOUNTS

You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   29

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the GPAs and one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

--------------------------------------------------------------------------------
  30  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   31

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474
MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts, GPAs or the one-year fixed accounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance

Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone

--------------------------------------------------------------------------------
  32 WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, withdrawal charges or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.") Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy required minimum distributions under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").


WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount, GPA and the one-year fixed account must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.


TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:


  - you are at least age 59 1/2; or



  - you are disabled as defined in the Code; or


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   33

  - you severed employment with the employer who purchased the contract; or


  - the distribution is because of your death; or



  - effective Jan. 1, 2009, the distribution is due to plan termination; or



  - effective Jan. 1, 2009, you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB rider and/or Benefit Protector(R) Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are two death benefit options under this contract: the standard death benefit and the Enhanced Death Benefit (EDB) Rider. If either you or the annuitant are 80 or older at contract issue, the standard death benefit will apply. If both you and the annuitant are 79 or younger at contract issue, you can elect either the standard death benefit or the EDB Rider (if it is available in your state) on your application. If you select the GMIB, you must elect the EDB Rider. Once you elect an option, you cannot change it. We show the option that applies in your contract. The death benefit option that applies determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under either death benefit we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you select when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

STANDARD DEATH BENEFIT

If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows: If you or the annuitant were age 80 or older at contract issue, we will pay the beneficiary the greater of:

1. total purchase payments minus adjusted partial withdrawals; or

2. contract value.

If you and the annuitant were age 79 or younger at contract issue, we will pay the beneficiary the greatest of:

1. total purchase payments minus adjusted partial withdrawals;

2. contract value; or

--------------------------------------------------------------------------------
  34  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

3. the maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals since that anniversary.

                                                            PW X DB
  STANDARD DEATH BENEFIT ADJUSTED PARTIAL WITHDRAWALS   =   ------------
                                                            CV

  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the higher value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial withdrawals from the MAV.

EXAMPLE ASSUMING YOU AND THE ANNUITANT WERE AGE 79 OR YOUNGER AT CONTRACT ISSUE:


- You purchase the contract with a payment of $20,000.



- On the first contract anniversary the contract value grows to $24,000.



- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.



  WE CALCULATE THE STANDARD DEATH BENEFIT AS FOLLOWS:


    PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                            $ 20,000.00
         minus the standard death benefit adjusted partial withdrawals, calculated as:
          $1,500 X $20,000
         ------------------  =                                                                 -1,363.64
              $22,000                                                                        -----------
         for a death benefit of:                                                             $ 18,636.36
                                                                                             -----------
    CONTRACT VALUE AT DEATH:                                                                 $ 20,500.00
                                                                                             -----------
    THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH PLUS ANY PAYMENTS MADE SINCE THAT
    ANNIVERSARY MINUS ADJUSTED PARTIAL WITHDRAWALS:
         MAV on the prior anniversary:                                                       $ 24,000.00
         plus purchase payments made since that anniversary:                                       +0.00
         minus the standard death benefit adjusted partial withdrawals, calculated as:
          $1,500 X $24,000
         ------------------  =                                                                 -1,636.36
              $22,000                                                                        -----------
         for a death benefit of:                                                             $ 22,363.64
                                                                                             -----------

  THE STANDARD DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES
  IS THE MAV:                                                         $22,363.64

ENHANCED DEATH BENEFIT (EDB) RIDER

The EDB Rider is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB Rider does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your sales representative whether or not the EDB Rider is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB Rider to your contract at the time of purchase. Once you select the EDB Rider you may not cancel it. You may not add the EDB Rider if you add either the Benefit Protector(R) or the Benefit Protector(R) Plus to your contract. You must select the EDB Rider if you choose to add the Guaranteed Minimum Income Benefit Rider to your contract.

The EDB Rider provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

- the standard death benefit; or

- the 5% rising floor.

--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   35

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%,

- plus any subsequent amounts allocated to the subaccounts,

- minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                  PWT X VAF
  5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS   =   ---------------
                                                                  SV

  PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge) from the subaccounts.

  VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

  SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE


- You purchase the contract with a payment of $20,000 with $5,000 allocated to the one-year fixed account and $15,000 allocated to the subaccounts.



- On the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $12,000. Total contract value is $17,200.



- During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $14,000. Total contract value is $19,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $17,800.



  THE DEATH BENEFIT IS CALCULATED AS FOLLOWS:



    THE STANDARD DEATH BENEFIT (WHICH IN THIS CASE IS THE MAV):
         MAV on the prior anniversary:                                                      $ 20,000.00
         plus purchase payments made since the prior anniversary:                                 +0.00
         minus the standard death benefit adjusted partial withdrawal taken since that anniversary, calculated as:
          $1,500 X $20,000
         ------------------  =                                                                -1,554.40
              $19,300                                                                       -----------
         Standard death benefit, which is the MAV:                                          $ 18,445.60
                                                                                            -----------
    THE 5% RISING FLOOR:
         The variable account floor on the first contract anniversary, calculated as:
         1.05 X 15,000 =                                                                    $ 15,750.00
         plus amounts allocated to the subaccounts since that anniversary:                        +0.00
         minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
          $1,500 X $15,750
         ------------------  =                                                              -$ 1,687.50
              $14,000                                                                       -----------
         variable account floor benefit:                                                    $ 14,062.50
         plus the one-year fixed account value:                                               +5,300.00
                                                                                            -----------
         5% rising floor (value of the GPAs, the one-year fixed account and the variable    $ 19,362.50
         account floor):                                                                    -----------


  EDB RIDER, CALCULATED AS THE GREATER OF THE STANDARD DEATH BENEFIT OR THE 5%
  RISING FLOOR:                                                       $19,362.50

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

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  36  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector(R) Plus rider, if selected, will terminate. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector(R) Plus rider, if selected, will terminate. Continuance of the Benefit Protector(R) rider is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R))


The Benefit Protector(R) is not available under contracts issued through Ameriprise Financial Services, Inc. The Benefit Protector(R) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) to your contract. You must elect the Benefit Protector(R) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(R) Plus or the Enhanced Death Benefit Riders. We reserve the right to discontinue offering the Benefit Protector(R) for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   37

The Benefit Protector(R) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the standard death benefit (see "Benefits in Case of Death"), plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector(R) and Benefit Protector(R) Plus riders, this is an amount equal to the standard death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(R)

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR(R)


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select the seven-year withdrawal schedule.



- During the first contract year the contract value grows to $105,000. The death benefit under the standard death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector(R) does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

     the standard death benefit (contract value):              $110,000
     plus the Benefit Protector(R) benefit which equals 40%
     of earnings at death (the standard death benefit minus
     payments not previously withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
- On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     the standard death benefit (MAV):                         $110,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
- During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charge. We will withdraw $15,750 from your contract value free of
  charge (15% of your prior anniversary's contract value).
  The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your payment is in its third
  year of the withdrawal charge schedule, so we will
  withdraw $34,250 ($31,852 + $2,398 in withdrawal charges)
  from your contract value. Altogether, we will withdraw
  $50,000 and pay you $47,602. We calculate purchase
  payments not previously withdrawn as $100,000 - $45,000 =
  $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     the standard death benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector(R) benefit (40% of earnings
     at death):
     0.40 X ($57,619 - $55,000) =                                +1,048
                                                               --------
  Total death benefit of:                                       $58,667
- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the
  prior death benefit. The reduction in contract value has
  no effect.
- On the sixth contract anniversary the contract value grows to a new high of $200,000. Earnings at
  death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The
  death benefit equals:
     the standard death benefit (contract value):              $200,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)                                                       +55,000
                                                               --------
  Total death benefit of:                                      $255,000


--------------------------------------------------------------------------------
  38  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

- During the ninth contract year you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit
  Protector(R) value. The death benefit equals:
     the standard death benefit (contract value):              $250,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old)                                                       +55,000
                                                               --------
  Total death benefit of:                                      $305,000
- During the tenth contract year the contract value remains
  $250,000 and the "new" purchase payment is one year old
  and the value of the Benefit Protector(R) changes. The
  death benefit equals:
     the standard death benefit (contract value):              $250,000
     plus the Benefit Protector(R) benefit (40% of earnings
     at death, up to a maximum of 100% of purchase payments
     not previously withdrawn that are one or more years
     old):
     0.40 x ($250,000 - $105,000) =                             +58,000
                                                               --------
  Total death benefit of:                                      $308,000


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(R) Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector(R), see "Taxes."


BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(R) PLUS)


The Benefit Protector(R) Plus is not available under contracts issued through Ameriprise Financial Services, Inc. The Benefit Protector(R) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(R) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(R) rider during the second rider year. Be sure to discuss with your sales representative whether or not the Benefit Protector(R) Plus is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(R) Plus to your contract. You must elect the Benefit Protector(R) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through a transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector(R) or the Enhanced Death Benefit Riders. We reserve the right to discontinue offering the Benefit Protector(R) Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector(R) Plus is appropriate for your situation.

The Benefit Protector(R) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the benefits payable under the Benefit Protector(R) described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND THE ANNUITANT ARE    PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                        0%                                          0%
 Three and Four                    10%                                       3.75%
 Five or more                      20%                                        7.5%

--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   39

Another way to describe the benefits payable under the Benefit Protector(R) Plus rider is as follows:

- the standard death benefit (see "Benefits in Case of Death") PLUS

                                 IF YOU AND THE ANNUITANT ARE
CONTRACT YEAR        UNDER AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             40% X earnings at death (see above)
 Three & Four    40% X (earnings at death + 25% of initial purchase payment*)
 Five or more    40% X (earnings at death + 50% of initial purchase payment*)

                                 IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR       AGE 70 OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             15% X earnings at death
 Three & Four    15% X (earnings at death + 25% of initial purchase payment*)
 Five or more    15% X (earnings at death + 50% of initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(R) PLUS

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR(R) PLUS


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select the seven-year withdrawal charge schedule.



- During the first contract year the contract value grows to $105,000. The death benefit under the standard death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(R) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(R) at this time. The death benefit equals:


     the standard death benefit (contract value):              $110,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death
     (the standard death benefit minus payments not
     previously withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000


- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:


     the standard death benefit (MAV):                         $110,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death:
     0.40 X ($110,000 - $100,000) =                              +4,000
     plus 10% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.10 x
     $100,000 =                                                 +10,000
                                                               --------
  Total death benefit of:                                      $124,000


- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $15,750 from your contract value free of charge (15% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $34,250 ($31,852 + $2,398 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,602. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:


     the standard death benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death: 0.40 x ($57,619 - $55,000) =      +1,048
     plus 10% of purchase payments made within 60 days of
     contract issue and not previously withdrawn:
     0.10 x $55,000 =                                            +5,500
                                                               --------
  Total death benefit of:                                       $64,167

--------------------------------------------------------------------------------
  40  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

- On the third contract anniversary the contract value falls $40,000. The death benefit equals the prior death benefit. The reduction in contract value has no effect.



- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(R) Plus also reaches its maximum of 20%. The death benefit equals:


     the standard death benefit (contract value):              $200,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 x
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $266,000


- During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(R) Plus value. The death benefit equals:


     the standard death benefit (contract value):              $250,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 x
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $316,000


- On the tenth contract anniversary the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(R) Plus remains constant. The death benefit equals:


     the standard death benefit (contract value):              $250,000
     plus the Benefit Protector(R) Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old: 0.40 x ($250,000 - $105,000) =          +58,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 x
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the standard death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector(R) Plus, see "Taxes."

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 70 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

- you must hold the GMIB for 10 years(1);


- the GMIB rider terminates(2) 30 days following the contract anniversary after the annuitant's 86th birthday;


- you can only exercise the GMIB within 30 days after a contract anniversary(1);

- the MAV and the 5% rising floor values we use in the GMIB benefit base to calculate annuity payouts under the GMIB are limited after age 81; and

- there are additional costs associated with the rider.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your sales representative.

(1)  Unless the annuitant qualifies for a contingent event (see
     "Charges -- Contingent events").

(2) The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy required minimum distributions, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available

--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   41
under the rider (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional annual charge. You must elect the GMIB along with the EDB at the time you purchase your contract and your rider effective date will be the contract issue date.

In some instances we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION UNDER THE GMIB: You may allocate your purchase payments or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in the Wells Fargo Advantage VT Money Market Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

EXERCISING THE GMIB

- you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a ten-year waiting period from the rider effective date. However, there is an exception if at any time the annuitant experiences a "contingent event" (disability, terminal illness, confinement to a nursing home or hospital, or unemployment, see "Charges -- Contingent events" for more details.)

- the annuitant on the date the option is exercised must be between 50 and 86 years old.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund;

  - Plan B -- Life Annuity with ten years certain;

  - Plan D -- Joint and last survivor life annuity - no refund;

- you may change the annuitant for the payouts.

If you exercise the GMIB under a contingent event, you can take up to 50% of the benefit base in cash. You can use the balance of the GMIB benefit base (described below) for annuity payouts calculated using the guaranteed annuity purchase rates under any one of the payout plans listed above as long as the annuitant is between 50 and 86 years old on the retirement date.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.05

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base (described below) equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a

--------------------------------------------------------------------------------
  42 WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of:

1. total purchase payments minus adjusted partial withdrawals;

2. contract value;

3. the MAV at the last contract anniversary plus any payments made since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

Keep in mind that the MAV and the 5% rising floor values are limited after age
81.

We reserve the right to exclude from the GMIB benefit base any purchase payments you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:

- subtract each payment adjusted for market value from the contract value and the MAV.

- subtract each payment from the 5% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 5% for the number of full contract years they have been in the contract before we subtract them from the 5% rising floor.

For each payment, we calculate the market value adjustment to the contract value, MAV, GPAs and the one-year fixed account value of the 5% rising floor as:

  PMT X CVG
  ---------
  ECV

     PMT = each purchase payment made in the five years before you exercise the GMIB.

     CVG = current contract value at the time you exercise the GMIB.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 5% increase of payments allocated to the subaccounts as:

  PMT X (1.05)(CY)

     CY = the full number of contract years the payment has been in the contract.

TERMINATING THE GMIB

- You may terminate the rider within 30 days after the first and fifth rider anniversaries.

- You may terminate the rider any time after the tenth rider anniversary.

- The rider will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.


- The GMIB rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


EXAMPLE


- You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all your purchase payments to the subaccounts.


- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   43

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                                 GMIB
ANNIVERSARY                                   CONTRACT VALUE             MAV              5% RISING FLOOR            BENEFIT BASE
 1                                               $107,000              $107,000              $105,000
 2                                                125,000               125,000               110,250
 3                                                132,000               132,000               115,763
 4                                                150,000               150,000               121,551
 5                                                 85,000               150,000               127,628
 6                                                120,000               150,000               134,010
 7                                                138,000               150,000               140,710
 8                                                152,000               152,000               147,746
 9                                                139,000               152,000               155,133
 10                                               126,000               152,000               162,889                  $162,889
 11                                               138,000               152,000               171,034                   171,034
 12                                               147,000               152,000               179,586                   179,586
 13                                               163,000               163,000               188,565                   188,565
 14                                               159,000               163,000               197,993                   197,993
 15                                               212,000               212,000               207,893                   212,000

NOTE: The MAV and 5% rising floor values are limited after age 81. Additionally, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                                            MINIMUM GUARANTEED MONTHLY INCOME
                                                                                        -----------------------------------------
CONTRACT                                                                PLAN A -            PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                                          LIFE ANNUITY --    LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                              GMIB BENEFIT BASE              NO REFUND       TEN YEARS CERTAIN    ANNUITY -- NO REFUND
 10                               $162,889 (5% rising floor)            $ 840.51            $  817.70              $672.73
 15                                212,000 (MAV)                        1,250.80             1,193.56               968.84

The payouts above are shown at guaranteed annuity rates as stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                                PLAN A -            PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                                          LIFE ANNUITY --    LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                       CONTRACT VALUE                        NO REFUND       TEN YEARS CERTAIN    ANNUITY -- NO REFUND
 10                               $126,000                              $ 650.16            $  632.52              $520.38
 15                                212,000                              1,250.80             1,193.56               968.84

In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

THE GMIB FEE:

This fee currently costs 0.70% of the GMIB benefit base annually and it is taken in a lump sum from the contract value on each contract anniversary at the end of each contract year. If the contract is terminated or if annuity payouts begin, we will deduct the fee at that time adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. We can increase the GMIB fee on new contracts up to a maximum of 0.75%.

--------------------------------------------------------------------------------
  44  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

We calculate the fee as follows:

  BB + AT - FAV

    BB     =  the GMIB benefit base.
    AT     =  adjusted transfers from the subaccounts to the GPAs and the one-year fixed account made in the six months before the
              contract anniversary calculated as:

  PT X VAT

  ----------

     SVT

    PT     =  the amount transferred from the subaccounts to the GPAs and the one-year fixed account within six months of the contract anniversary
    VAT    =  variable account floor on the date of (but prior to) the transfer
    SVT    =  value of the subaccounts on the date of (but prior to) the transfer
    FAV    =  the value of the GPAs and the one-year fixed account.

The result of AT - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts.

EXAMPLE


- You purchase the contract with a payment of $100,000 and allocate all of your payment to the subaccounts.


- You make no transfers or partial withdrawals.

CONTRACT                                GMIB FEE             VALUE ON WHICH                GMIB FEE
ANNIVERSARY           CONTRACT VALUE   PERCENTAGE         WE BASE THE GMIB FEE          CHARGED TO YOU
 1                       $ 80,000        0.70%      5% rising floor = $100,000 x 1.05       $  735
 2                        150,000        0.70%      Contract value = $150,000                1,050
 3                        102,000        0.70%      MAV = $150,000                           1,050

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the
--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   45
assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. If the original contract had a five-year withdrawal charge schedule, the discount rate we use in the calculation will be either 5.27% or 6.77% depending on the applicable assumed investment rate. If the original contract had a seven-year withdrawal charge schedule, the discount rate we use in the calculation will be either 5.02% or 6.52% depending on the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

--------------------------------------------------------------------------------
  46  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.



NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   47
value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;



In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;


--------------------------------------------------------------------------------
  48  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.



PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



- to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   49

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or no longer most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Wells Fargo Advantage VT Money Market Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.


Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 5.0% of purchase payments on the contract as well as service/trail commissions of up to 0.75% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.


From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

--------------------------------------------------------------------------------
  50  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- the funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2007 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In

--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   51
addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

--------------------------------------------------------------------------------
  52  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

APPENDIX: CONDENSED FINANCIAL INFORMATION


(Unaudited)



The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                          2007      2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (03/03/2000)
Accumulation unit value at beginning of period               $0.65    $0.62    $0.58    $0.55    $0.43    $0.57    $0.75    $1.00
Accumulation unit value at end of period                     $0.72    $0.65    $0.62    $0.58    $0.55    $0.43    $0.57    $0.75
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,022    1,762    1,950    2,150    2,296    2,455    2,749    1,707
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (04/28/2006)
Accumulation unit value at beginning of period               $1.08    $1.00       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.16    $1.08       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,975    2,929       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., INITIAL SHARES (03/03/2000)
Accumulation unit value at beginning of period               $0.70    $0.65    $0.63    $0.60    $0.48    $0.69    $0.90    $1.00
Accumulation unit value at end of period                     $0.74    $0.70    $0.65    $0.63    $0.60    $0.48    $0.69    $0.90
Number of accumulation units outstanding at end of period
  (000 omitted)                                                333      476      530      701      753      817    1,145      834
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period               $1.44    $1.28    $1.08    $1.08    $0.87    $0.95    $1.00       --
Accumulation unit value at end of period                     $1.52    $1.44    $1.28    $1.08    $1.08    $0.87    $0.95       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                226      191      100      105       99       92       60       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period               $1.40    $1.27    $1.26    $1.17    $0.93    $0.91    $1.00       --
Accumulation unit value at end of period                     $1.42    $1.40    $1.27    $1.26    $1.17    $0.93    $0.91       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                104      146      148      223      280      154       71       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period               $2.06    $1.86    $1.59    $1.29    $0.95    $1.06    $1.00       --
Accumulation unit value at end of period                     $2.35    $2.06    $1.86    $1.59    $1.29    $0.95    $1.06       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,440    2,476    1,850    1,925    1,154    1,005      667       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period               $3.35    $2.81    $2.51    $1.93    $1.44    $1.42    $1.34    $1.00
Accumulation unit value at end of period                     $2.62    $3.35    $2.81    $2.51    $1.93    $1.44    $1.42    $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                385      391      403      418      397      421      119       24
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period               $1.95    $1.67    $1.66    $1.48    $1.13    $1.16    $1.16    $1.00
Accumulation unit value at end of period                     $2.00    $1.95    $1.67    $1.66    $1.48    $1.13    $1.16    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,265    1,436    1,440    1,366    1,259    1,080      969      102
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (05/01/2002)
Accumulation unit value at beginning of period               $1.58    $1.36    $1.27    $1.04    $0.79    $1.00       --       --
Accumulation unit value at end of period                     $1.52    $1.58    $1.36    $1.27    $1.04    $0.79       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                406      494      503      478      149       59       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period               $0.64    $0.60    $0.58    $0.52    $0.39    $0.55    $0.66    $1.00
Accumulation unit value at end of period                     $0.71    $0.64    $0.60    $0.58    $0.52    $0.39    $0.55    $0.66
Number of accumulation units outstanding at end of period
  (000 omitted)                                              2,000    2,527    2,955    3,142    2,747    2,813    2,416    1,378
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period               $1.91    $1.63    $1.49    $1.34    $1.08    $1.25    $1.18    $1.00
Accumulation unit value at end of period                     $1.95    $1.91    $1.63    $1.49    $1.34    $1.08    $1.25    $1.18
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,212    4,354    3,461    3,662    1,227      875      521      245
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period               $2.98    $2.60    $2.33    $1.87    $1.48    $1.57    $1.42    $1.00
Accumulation unit value at end of period                     $3.04    $2.98    $2.60    $2.33    $1.87    $1.48    $1.57    $1.42
Number of accumulation units outstanding at end of period
  (000 omitted)                                              2,353    1,620      981    1,028    1,083    1,065    1,041      593
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   53

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period               $1.05    $0.94    $0.90    $0.79    $0.62    $0.80    $0.92    $1.00
Accumulation unit value at end of period                     $1.02    $1.05    $0.94    $0.90    $0.79    $0.62    $0.80    $0.92
Number of accumulation units outstanding at end of period
  (000 omitted)                                                934    1,503    1,492    1,569    1,608    1,593    1,352      730
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS (03/03/2000)
Accumulation unit value at beginning of period               $1.05    $0.94    $0.89    $0.81    $0.67    $0.86    $1.03    $1.00
Accumulation unit value at end of period                     $1.15    $1.05    $0.94    $0.89    $0.81    $0.67    $0.86    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                670      907      986    1,123    1,326    1,476    1,400      488
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - INITIAL CLASS (03/03/2000)
Accumulation unit value at beginning of period               $1.38    $1.06    $0.92    $0.72    $0.53    $0.70    $0.93    $1.00
Accumulation unit value at end of period                     $1.74    $1.38    $1.06    $0.92    $0.72    $0.53    $0.70    $0.93
Number of accumulation units outstanding at end of period
  (000 omitted)                                                939    1,148    1,224    1,369    1,686    1,931    2,308    1,220
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period               $1.68    $1.45    $1.28    $1.09    $0.77    $1.00       --       --
Accumulation unit value at end of period                     $1.76    $1.68    $1.45    $1.28    $1.09    $0.77       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                722      710      579      518       82       13       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period               $1.37    $1.30    $1.28    $1.19    $1.03    $1.00       --       --
Accumulation unit value at end of period                     $1.49    $1.37    $1.30    $1.28    $1.19    $1.03       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              8,749    2,701      919      906      264      111       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (05/01/2002)
Accumulation unit value at beginning of period               $1.18    $1.16    $1.04    $0.98    $0.84    $1.00       --       --
Accumulation unit value at end of period                     $1.16    $1.18    $1.16    $1.04    $0.98    $0.84       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                104      150      132      111       50       12       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/03/2000)
Accumulation unit value at beginning of period               $1.08    $0.86    $0.77    $0.67    $0.53    $0.65    $0.83    $1.00
Accumulation unit value at end of period                     $1.16    $1.08    $0.86    $0.77    $0.67    $0.53    $0.65    $0.83
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,162    3,931    4,113    4,437    3,942    3,982    3,906    2,927
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (03/03/2000)
Accumulation unit value at beginning of period               $0.60    $0.57    $0.52    $0.44    $0.34    $0.49    $0.75    $1.00
Accumulation unit value at end of period                     $0.61    $0.60    $0.57    $0.52    $0.44    $0.34    $0.49    $0.75
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,889    2,673    3,050    3,375    3,967    4,476    4,717    3,180
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/01/2002)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period               $1.59    $1.34    $1.28    $1.08    $0.79    $1.00       --       --
Accumulation unit value at end of period                     $1.49    $1.59    $1.34    $1.28    $1.08    $0.79       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                396      192      185      221       40       22       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.89    $1.60    $1.42    $1.22    $0.87    $1.09    $1.08    $1.00
Accumulation unit value at end of period                     $2.02    $1.89    $1.60    $1.42    $1.22    $0.87    $1.09    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                              6,473    3,391    1,105    1,194      591      573      428       98
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.31    $1.20    $1.17    $1.06    $0.86    $0.93    $0.90    $1.00
Accumulation unit value at end of period                     $1.32    $1.31    $1.20    $1.17    $1.06    $0.86    $0.93    $0.90
Number of accumulation units outstanding at end of period
  (000 omitted)                                                515      630      328      368      394      684      279      175
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (03/03/2000)
Accumulation unit value at beginning of period               $0.83    $0.73    $0.69    $0.66    $0.52    $0.67    $0.83    $1.00
Accumulation unit value at end of period                     $0.84    $0.83    $0.73    $0.69    $0.66    $0.52    $0.67    $0.83
Number of accumulation units outstanding at end of period
  (000 omitted)                                              2,064    2,748      727      804       75       75       76       66
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.21    $1.17    $1.17    $1.17    $1.17    $1.12    $1.07    $1.00
Accumulation unit value at end of period                     $1.25    $1.21    $1.17    $1.17    $1.17    $1.17    $1.12    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,509    1,294    1,196    1,221    1,040    1,450      805      125
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.33    $1.21    $1.16    $0.99    $0.68    $0.83    $0.90    $1.00
Accumulation unit value at end of period                     $1.26    $1.33    $1.21    $1.16    $0.99    $0.68    $0.83    $0.90
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 92      139      214      237      384      307       41        9
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  54  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.18    $1.06    $1.02    $0.95    $0.79    $0.91    $0.99    $1.00
Accumulation unit value at end of period                     $1.25    $1.18    $1.06    $1.02    $0.95    $0.79    $0.91    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,084    3,544    4,274    4,536    4,842    5,138    5,343    2,012
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.27    $1.05    $1.03    $0.94    $0.76    $1.01    $1.09    $1.00
Accumulation unit value at end of period                     $1.24    $1.27    $1.05    $1.03    $0.94    $0.76    $1.01    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                644      561      586      532      624      638      457      213
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.41    $1.20    $1.16    $1.05    $0.84    $1.06    $1.13    $1.00
Accumulation unit value at end of period                     $1.43    $1.41    $1.20    $1.16    $1.05    $0.84    $1.06    $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,148    1,387    1,578    1,938    1,984    2,083    2,040    1,204
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (07/03/2000)
Accumulation unit value at beginning of period               $1.02    $0.86    $0.79    $0.73    $0.56    $0.74    $0.89    $1.00
Accumulation unit value at end of period                     $1.14    $1.02    $0.86    $0.79    $0.73    $0.56    $0.74    $0.89
Number of accumulation units outstanding at end of period
  (000 omitted)                                                333      330      312      328      239      245      218      111
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND (03/03/2000)
Accumulation unit value at beginning of period               $0.74    $0.65    $0.67    $0.62    $0.51    $0.70    $0.87    $1.00
Accumulation unit value at end of period                     $0.75    $0.74    $0.65    $0.67    $0.62    $0.51    $0.70    $0.87
Number of accumulation units outstanding at end of period
  (000 omitted)                                                172      305      613      587      486      519      321      266
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (03/03/2000)
Accumulation unit value at beginning of period               $0.71    $0.70    $0.67    $0.66    $0.53    $0.74    $0.95    $1.00
Accumulation unit value at end of period                     $0.75    $0.71    $0.70    $0.67    $0.66    $0.53    $0.74    $0.95
Number of accumulation units outstanding at end of period
  (000 omitted)                                              4,506    5,785    6,853    7,868    8,804    8,912   11,429    7,702
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND* (03/03/2000)
Accumulation unit value at beginning of period               $1.10    $1.07    $1.05    $1.06    $1.06    $1.06    $1.04    $1.00
Accumulation unit value at end of period                     $1.14    $1.10    $1.07    $1.05    $1.06    $1.06    $1.06    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                975      966    1,254    1,285    1,462    2,532    2,106      317
*The 7-day simple and compound yields for Wells Fargo Advantage VT Money Market Fund at Dec. 31, 2007 were 2.52% and 2.55%, respectively.
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (03/03/2000)
Accumulation unit value at beginning of period               $0.51    $0.42    $0.40    $0.36    $0.25    $0.42    $0.56    $1.00
Accumulation unit value at end of period                     $0.58    $0.51    $0.42    $0.40    $0.36    $0.25    $0.42    $0.56
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,358    1,741    1,913    2,281    2,845    3,066    3,231    2,319
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.39    $1.35    $1.34    $1.30    $1.22    $1.14    $1.08    $1.00
Accumulation unit value at end of period                     $1.46    $1.39    $1.35    $1.34    $1.30    $1.22    $1.14    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                              2,363    1,377      939      985    1,052    1,227      934      408
---------------------------------------------------------------------------------------------------------------------------------



VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                          2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (03/03/2000)
Accumulation unit value at beginning of period               $0.63    $0.60    $0.56    $0.54    $0.42    $0.57    $0.75    $1.00
Accumulation unit value at end of period                     $0.69    $0.63    $0.60    $0.56    $0.54    $0.42    $0.57    $0.75
Number of accumulation units outstanding at end of period
  (000 omitted)                                                229      241      320      416      470      489      494      149
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (04/28/2006)
Accumulation unit value at beginning of period               $1.08    $1.00       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.15    $1.08       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                254      304       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., INITIAL SHARES (03/03/2000)
Accumulation unit value at beginning of period               $0.68    $0.63    $0.62    $0.59    $0.48    $0.68    $0.90    $1.00
Accumulation unit value at end of period                     $0.72    $0.68    $0.63    $0.62    $0.59    $0.48    $0.68    $0.90
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 53       54       77      109      119      156      191       71
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period               $1.41    $1.26    $1.06    $1.06    $0.86    $0.95    $1.00       --
Accumulation unit value at end of period                     $1.48    $1.41    $1.26    $1.06    $1.06    $0.86    $0.95       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 --        1        1        1        1       10        3       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period               $1.36    $1.25    $1.24    $1.15    $0.92    $0.91    $1.00       --
Accumulation unit value at end of period                     $1.37    $1.36    $1.25    $1.24    $1.15    $0.92    $0.91       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 22       22       22       22       26       13       13       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   55

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                          2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period               $2.01    $1.82    $1.57    $1.28    $0.94    $1.06    $1.00       --
Accumulation unit value at end of period                     $2.28    $2.01    $1.82    $1.57    $1.28    $0.94    $1.06       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              2,509    1,985    1,376    1,002      621       42        8       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period               $2.88    $2.43    $2.18    $1.68    $1.26    $1.25    $1.18    $1.00
Accumulation unit value at end of period                     $2.24    $2.88    $2.43    $2.18    $1.68    $1.26    $1.25    $1.18
Number of accumulation units outstanding at end of period
  (000 omitted)                                                129      143      179      154       90       58       11        2
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period               $1.62    $1.39    $1.39    $1.24    $0.96    $0.98    $0.99    $1.00
Accumulation unit value at end of period                     $1.65    $1.62    $1.39    $1.39    $1.24    $0.96    $0.98    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                522      401      503      448      360      343      285      177
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (05/01/2002)
Accumulation unit value at beginning of period               $1.54    $1.34    $1.25    $1.03    $0.79    $1.00       --       --
Accumulation unit value at end of period                     $1.48    $1.54    $1.34    $1.25    $1.03    $0.79       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                389      446      450      471      247        4       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period               $0.58    $0.54    $0.52    $0.48    $0.35    $0.50    $0.60    $1.00
Accumulation unit value at end of period                     $0.63    $0.58    $0.54    $0.52    $0.48    $0.35    $0.50    $0.60
Number of accumulation units outstanding at end of period
  (000 omitted)                                                790      901    1,089    1,247      982      331      348      258
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period               $1.75    $1.51    $1.38    $1.25    $1.02    $1.17    $1.11    $1.00
Accumulation unit value at end of period                     $1.78    $1.75    $1.51    $1.38    $1.25    $1.02    $1.17    $1.11
Number of accumulation units outstanding at end of period
  (000 omitted)                                              4,831    5,961    5,530    5,447    3,579      123       41        3
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period               $2.89    $2.53    $2.28    $1.84    $1.46    $1.56    $1.41    $1.00
Accumulation unit value at end of period                     $2.94    $2.89    $2.53    $2.28    $1.84    $1.46    $1.56    $1.41
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,885    1,605      937      431      147      125      110       37
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period               $1.02    $0.92    $0.88    $0.78    $0.61    $0.79    $0.91    $1.00
Accumulation unit value at end of period                     $0.99    $1.02    $0.92    $0.88    $0.78    $0.61    $0.79    $0.91
Number of accumulation units outstanding at end of period
  (000 omitted)                                                104      122      171      282      210      204      212      144
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS (03/03/2000)
Accumulation unit value at beginning of period               $1.01    $0.91    $0.86    $0.79    $0.65    $0.84    $1.02    $1.00
Accumulation unit value at end of period                     $1.09    $1.01    $0.91    $0.86    $0.79    $0.65    $0.84    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 10       44       49       54       60       68       87       57
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - INITIAL CLASS (03/03/2000)
Accumulation unit value at beginning of period               $1.22    $0.94    $0.82    $0.64    $0.48    $0.63    $0.85    $1.00
Accumulation unit value at end of period                     $1.53    $1.22    $0.94    $0.82    $0.64    $0.48    $0.63    $0.85
Number of accumulation units outstanding at end of period
  (000 omitted)                                                128      193      290      358      415      453      567      366
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period               $1.63    $1.41    $1.26    $1.07    $0.77    $1.00       --       --
Accumulation unit value at end of period                     $1.70    $1.63    $1.41    $1.26    $1.07    $0.77       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                737      429      462      327      229       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period               $1.34    $1.27    $1.26    $1.19    $1.03    $1.00       --       --
Accumulation unit value at end of period                     $1.45    $1.34    $1.27    $1.26    $1.19    $1.03       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              9,314    6,883    5,202    3,248    1,819       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (05/01/2002)
Accumulation unit value at beginning of period               $1.15    $1.14    $1.03    $0.97    $0.84    $1.00       --       --
Accumulation unit value at end of period                     $1.13    $1.15    $1.14    $1.03    $0.97    $0.84       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                123      133      155      148      132       33       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/03/2000)
Accumulation unit value at beginning of period               $0.95    $0.76    $0.68    $0.60    $0.47    $0.59    $0.75    $1.00
Accumulation unit value at end of period                     $1.01    $0.95    $0.76    $0.68    $0.60    $0.47    $0.59    $0.75
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,657    1,026    1,024    1,360    1,054      666      730      499
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (03/03/2000)
Accumulation unit value at beginning of period               $0.57    $0.55    $0.50    $0.43    $0.33    $0.48    $0.73    $1.00
Accumulation unit value at end of period                     $0.59    $0.57    $0.55    $0.50    $0.43    $0.33    $0.48    $0.73
Number of accumulation units outstanding at end of period
  (000 omitted)                                                201      385      495      657      650      608      668      384
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  56  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                          2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/01/2002)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period               $1.55    $1.31    $1.26    $1.07    $0.79    $1.00       --       --
Accumulation unit value at end of period                     $1.45    $1.55    $1.31    $1.26    $1.07    $0.79       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              2,697    2,783    2,494      926       92       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.83    $1.55    $1.39    $1.20    $0.86    $1.08    $1.08    $1.00
Accumulation unit value at end of period                     $1.95    $1.83    $1.55    $1.39    $1.20    $0.86    $1.08    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                              6,016    4,986    2,404      286      196       36       34        3
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.25    $1.15    $1.12    $1.02    $0.83    $0.90    $0.88    $1.00
Accumulation unit value at end of period                     $1.25    $1.25    $1.15    $1.12    $1.02    $0.83    $0.90    $0.88
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,788    2,394    1,528      436      245      216      178       62
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (03/03/2000)
Accumulation unit value at beginning of period               $0.80    $0.71    $0.68    $0.65    $0.51    $0.67    $0.83    $1.00
Accumulation unit value at end of period                     $0.81    $0.80    $0.71    $0.68    $0.65    $0.51    $0.67    $0.83
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,974    4,539    4,651    2,949      133       79      101       13
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.16    $1.13    $1.13    $1.14    $1.15    $1.10    $1.05    $1.00
Accumulation unit value at end of period                     $1.20    $1.16    $1.13    $1.13    $1.14    $1.15    $1.10    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,636    1,686    1,464    2,105    1,933    1,155      592      331
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.29    $1.17    $1.14    $0.98    $0.67    $0.82    $0.90    $1.00
Accumulation unit value at end of period                     $1.22    $1.29    $1.17    $1.14    $0.98    $0.67    $0.82    $0.90
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 42       43       46       47       47       37       43       39
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.14    $1.03    $1.00    $0.93    $0.77    $0.90    $0.98    $1.00
Accumulation unit value at end of period                     $1.20    $1.14    $1.03    $1.00    $0.93    $0.77    $0.90    $0.98
Number of accumulation units outstanding at end of period
  (000 omitted)                                                356      460      990    1,418    1,415    1,505    1,685    1,029
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.23    $1.02    $1.01    $0.92    $0.75    $1.00    $1.09    $1.00
Accumulation unit value at end of period                     $1.20    $1.23    $1.02    $1.01    $0.92    $0.75    $1.00    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                136      271      277      462      369      366      378      302
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.36    $1.17    $1.13    $1.03    $0.83    $1.05    $1.12    $1.00
Accumulation unit value at end of period                     $1.38    $1.36    $1.17    $1.13    $1.03    $0.83    $1.05    $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                447      532      679      518      534      482      466      123
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (07/03/2000)
Accumulation unit value at beginning of period               $0.99    $0.83    $0.77    $0.72    $0.55    $0.73    $0.89    $1.00
Accumulation unit value at end of period                     $1.10    $0.99    $0.83    $0.77    $0.72    $0.55    $0.73    $0.89
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 79       80       84      104       73       43        2       --
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND (03/03/2000)
Accumulation unit value at beginning of period               $0.71    $0.63    $0.65    $0.61    $0.50    $0.69    $0.87    $1.00
Accumulation unit value at end of period                     $0.72    $0.71    $0.63    $0.65    $0.61    $0.50    $0.69    $0.87
Number of accumulation units outstanding at end of period
  (000 omitted)                                                149      151      157      164      148      160      172      117
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (03/03/2000)
Accumulation unit value at beginning of period               $0.69    $0.68    $0.66    $0.65    $0.52    $0.74    $0.95    $1.00
Accumulation unit value at end of period                     $0.73    $0.69    $0.68    $0.66    $0.65    $0.52    $0.74    $0.95
Number of accumulation units outstanding at end of period
  (000 omitted)                                              4,205    4,843    4,021    2,058    2,317    2,440    2,335    1,454
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND* (03/03/2000)
Accumulation unit value at beginning of period               $1.06    $1.03    $1.02    $1.03    $1.04    $1.04    $1.02    $1.00
Accumulation unit value at end of period                     $1.09    $1.06    $1.03    $1.02    $1.03    $1.04    $1.04    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                340      586      318      383      894    1,193    1,236      668
*The 7-day simple and compound yields for Wells Fargo Advantage VT Money Market Fund at Dec. 31, 2007 were 2.08% and 2.10%, respectively.
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (03/03/2000)
Accumulation unit value at beginning of period               $0.50    $0.41    $0.39    $0.35    $0.25    $0.41    $0.56    $1.00
Accumulation unit value at end of period                     $0.56    $0.50    $0.41    $0.39    $0.35    $0.25    $0.41    $0.56
Number of accumulation units outstanding at end of period
  (000 omitted)                                                331      341      374      654      660      655      712      393
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   57

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                          2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.33    $1.30    $1.30    $1.27    $1.19    $1.12    $1.06    $1.00
Accumulation unit value at end of period                     $1.39    $1.33    $1.30    $1.30    $1.27    $1.19    $1.12    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,942    3,108    1,402    1,115    1,012    1,004      997      793
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  58  WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p.  6
Financial Statements


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                       WELLS FARGO ADVANTAGE VARIABLE ANNUITY -- PROSPECTUS   67

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member FINRA.

Insurance and annuity products are issued by RiverSource Life Insurance Company.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


44223 N (5/08)

Part B.

The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated May 1, 2008 filed electronically as Part B to Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008, is incorporated by reference.

Part C.

Item 24. Financial Statements and Exhibits

(a)  Financial Statements included in Part B of this Registration Statement:

          RiverSource Variable Annuity Account

          Report of Independent Registered Public Accounting Firm dated April 24, 2008

          Statements of Assets and Liabilities for the year ended Dec. 31, 2007

          Statements of Operations for the year ended Dec. 31, 2007

          Statements of Changes in Net Assets for the two years ended Dec. 31, 2007

          Notes to Financial Statements

          RiverSource Life Insurance Company

          Report of Independent Registered Public Accounting Firm dated April 24, 2008

          Consolidated Statements of Assets and Liabilities the two years ended Dec. 31, 2007

          Consolidated Statements of Operations for the three years ended Dec. 31, 2007

          Consolidated Statements of Changes in Net Assets for the three years ended Dec. 31, 2007

          Notes to Consolidated Financial Statements

(b)  Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of American Enterprise Life Insurance Company establishing the American Enterprise Variable Annuity Account dated July 15, 1987, filed electronically as Exhibit 1 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

1.2 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 10 subaccounts dated Aug. 21, 1997, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 8 to Registration Statement No. 33-54471, filed on or about Aug. 27, 1997, is incorporated by reference.

1.3 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated June 17, 1998, filed electronically as Exhibit 1.3 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 12 to Registration Statement No. 33-54471, filed on or about Aug. 24, 1998, is incorporated by referencse.

1.4       Resolution of the Board of Directors of American Enterprise Life

          Insurance Company establishing 16 subaccounts dated Jan. 20, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-67595, filed on or about Feb. 16, 1999, is incorporated by reference.

1.5 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 37 subaccounts dated June 29, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about July 8, 1999, is incorporated by reference.

1.6 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 236 subaccounts dated Sept. 8, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-82149, filed on or about Sept. 21, 1999, is incorporated by reference.

1.7 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 67 subaccounts dated Nov. 22, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 filed on or about Dec. 30, 1999 is incorporated by reference.

1.8 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 15 subaccounts dated Feb. 2, 2000, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

1.9 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 141 additional subaccounts within the separate account dated April 25, 2000, filed electronically as Exhibit
          1.3 to American Enterprise Variable Annuity Accounts Post- Effective Amendment No. 5 to Registration Statement No. 333-85567 filed on or about April 28, 2000 is incorporated by reference.

1.10 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 1 subaccount dated April 25, 2000, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 3 to Registration Statement No. 333-74865, filed on or about April 27, 2001, is incorporated by reference.

1.11 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 21 subaccounts dated April 13, 2001, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 7 to Registration Statement No. 333-85567, filed on or about April 30, 2001, is incorporated by reference.

1.12 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 12 subaccounts dated Sept. 29, 2000, filed electronically as Exhibit 1.12 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.13 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 85 subaccounts dated Feb. 5, 2002, filed electronically as Exhibit 1.13 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.14 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 109 subaccounts dated April 17, 2002, filed electronically as Exhibit 1.14 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 11 to Registration Statement No. 333-85567 is incorporated by reference.

1.15 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 229 subaccounts dated July 1, 2002, filed electronically as Exhibit 1.15 to American Enterprise Variable Annuity Account Post-Effective Amendment No. 7 to the Registration Statement No.333-92297 is incorporated by reference.

1.16 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 339 subaccounts dated December 16, 2002, filed electronically as Exhibit 1.16 to American Enterprise Variable Annuity Account Post-Effective Amendment No. 3 to Registration Statement No. 333-73958 filed on or about December 20, 2002, is incorporated by reference.

1.17 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated April 1, 2003 filed electronically as Exhibit 1.17 to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-85567 filed on or about April 24, 2003 is incorporated by reference.

1.18 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 183 subaccounts dated October 29, 2003, filed electronically as Exhibit 1.18 to Registrant's Post- Effective Amendment No. 15 to the Registration Statement No. 333- 92297 filed on or about October 30, 2003 is incorporated by reference.

1.19 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 973 subaccounts dated April 26, 2004 filed electronically as Exhibit 1.19 to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 333-74865 filed on or April 27, 2004 is incorporated by reference.

1.20 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing an additional subaccount within the separate account that will invest in RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund dated April 24, 2006 filed electronically as Exhibit 1.20 to Registrant's Post-Effective Amendment No. 14 to Registration Statement No.

          333-74865 is incorporated by reference.

1.21 Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is herein incorporated by reference.

2.        Not applicable.

3.1 Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan 2, 2007, is incorporated by reference.

3.2       Not applicable.

4.1 Form of Deferred Annuity Contract (form 240343) filed electronically as Exhibit 4.1 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

4.1(a) Form of Deferred Annuity Contract Data Pages (form 240343) filed electronically as Exhibit 4.1(a) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.2 Form of Deferred Annuity Contract (form 272646) filed as Exhibit 4.2 to Registrant's Post-Effective Amendment No. 15 to Registration Statement No. 333-92297, filed on or about Oct. 30, 2003 is incorporated by reference.

4.3       Form of Performance Credit Rider (form 240349) filed electronically as
          Exhibit 4.2 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb 11, 2000, is incorporated by reference.

4.4 Form of Maximum Anniversary Value Death Benefit Rider (form 240346) filed electronically as Exhibit 4.3 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

4.5 Form of Guaranteed Minimum Income Benefit Rider (form 240350) filed electronically as Exhibit 4.4 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

4.6       Form of Roth IRA Endorsement (form 43094) filed electronically as
          Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.7 Form of SEP-IRA (form 43433) filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.8 Form of Benefit Protector(SM) Death Benefit Rider (form 271155) Filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.9 Form of Benefit Protector(SM) Plus Death Benefit Rider (form 271156) filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.10 Form of Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) (form 240186) filed electronically as Exhibit 4.2 to the American Express Variable Annuity Account's Post-Effective Amendment No. 3 to Registration Statement No. 333-85567 on form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.11 Form of Enhanced Death Benefit Rider (form 44213) filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about November 4, 1999, is incorporated by reference.

4.12 Form of Traditional IRA or SEP-IRA Endorsement (form 272108) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.13      Form of Roth IRA Endorsement (form 272109) filed electronically as
          Exhibit 4.12 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.14 Form of Variable Annuity Unisex Endorsement (form 272110) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.15 Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.16 Form of 5% Accumulation Death Benefit Rider (form 272870) filed electronically as Exhibit 4.12 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration

          Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.17 Form of Enhanced Death Benefit Rider (form 272871) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.18 Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base)(form 272872) filed electronically as Exhibit 4.14 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333- 74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.19 Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit Base)(form 272873) filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.20 Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum Anniversary Value Benefit Base and 5% Accumulation Benefit Base)(form 272874) filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.21 Form of Guaranteed Minimum Withdrawal Benefit Rider (The Guarantor(SM) Withdrawal Benefit Rider)(form 272875) filed electronically as Exhibit
          4.17 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is corporated by reference.

4.22 Form of Guaranteed Minimum Withdrawal Benefit Rider (form 273567) filed electronically as Exhibit 4.22 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.23 Form of Guaranteed Minimum Accumulation Benefit Rider (form 273568) filed electronically as Exhibit 4.23 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.24      Form of Annuity Endorsement (form 273566) filed electronically as
          Exhibit 4.24 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.25 Form of Guaranteed Minimum Lifetime Withdrawal Benefit Rider (Guarantor Withdrawal Benefit for Life (SM) Rider) (Form 273959) filed electronically as Exhibit 4.22 to Post-Effective Amendment No. 14 to

          Registration Statement No. 333-74865 filed on or about April 28, 2006, is incorporated by reference.

4.26 Form of Guarantor(SM) Withdrawal Benefit (form 273567-E) filed electronically as Exhibit 4.26 to Post-Effective Amendment No. 30 to Registration Statement No. 333-92297 on or about Aug. 25, 2006 is incorporated by reference.

4.27 Form of Guarantor(SM) Withdrawal Benefit (form 272875-E) filed electronically as Exhibit 4.27 to Post-Effective Amendment No. 30 to Registration Statement No. 333-92297 on or about Aug. 25, 2006 is incorporated by reference.

4.28 Form of Contract Data Pages (form 240343-EDP) filed as Exhibit 4.28 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

4.29      Form of Annuity Contract - RVSL (form 273954) filed electronically as
          Exhibit 4.37 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.30      Form of Annuity Contract - AEL (form 273954) filed electronically as
          Exhibit 4.38 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.31      Form of Contract Data Pages - RVSL (form 273954DPINN) filed as Exhibit
          4.31 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

4.32      Form of Contract Data Pages - AEL (form 273954DPINN) filed as Exhibit
          4.32 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

4.33      Form of TSA Endorsement - RVSL (form 272865) filed electronically as
          Exhibit 4.30 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.34      Form of TSA Endorsement- AEL (form 272865) filed electronically as
          Exhibit 4.31 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.35 Form of 401 Plan Endorsement - RVSL (form 272866) filed electronically as Exhibit 4.32 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.36 Form of 401 Plan Endorsement - AEL (form 272866) filed electronically as Exhibit 4.33 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.37      Form of Unisex Endorsement (form 272867) filed electronically as
          Exhibit 4.34 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.38      Form of Pre-election endorsement (form 273566) filed electronically as
          Exhibit 4.24 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 on or about Jan. 28, 2005 is incorporated by reference.

4.39      Form of MAV GMIB Rider - RVSL (form 273961) filed electronically as
          Exhibit 4.40 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.40      Form of MAV GMIB Rider - AEL (form 273961) filed electronically as
          Exhibit 4.41 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.41      Form of 5% GMIB Rider - RVSL (form 273962) filed electronically as
          Exhibit 4.42 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.42      Form of 5% GMIB Rider - AEL (form 273962) filed electronically as
          Exhibit 4.43 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.43 Form of Greater of MAV or 5% GMIB Rider - RVSL (form 273963) filed electronically as Exhibit 4.44 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.44 Form of Greater of MAV or 5% GMIB Rider - AEL (form 273963) filed electronically as Exhibit 4.45 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.45 Form of Unisex Endorsement - RVSL (form 273964) filed electronically as Exhibit 4.46 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.46      Form of Unisex Endorsement - AEL (form 273964) filed electronically as
          Exhibit 4.47 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.47 Form of 5% Death Benefit Rider - RVSL (form 273965) filed electronically as Exhibit 4.48 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.48 Form of 5% Death Benefit Rider - AEL (form 273965) filed electronically as Exhibit 4.49 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.49 Form of Greater of MAV or 5% Death Benefit Rider - RVSL (form 273966) filed electronically as Exhibit 4.50 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.50 Form of Greater of MAV or 5% Death Benefit Rider - AEL (form 273966) filed electronically as Exhibit 4.51 with the Initial Registration

          Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2006, is incorporated by reference.

4.51 Form of Guaranteed Minimum Withdrawal Benefit Rider Single Life (form 273959-sg) filed electronically as Exhibit 4.51 to RiverSource Variable Annuity Account Post-Effective Amendment No. 1 to Registration Statement No. 333-139763 on or about February 23, 2007, is incorporated by reference.

4.52 Form of Guaranteed Mimimum Withdrawal Benefit Rider Joint Life (form 273959-jt) filed electronically as Exhibit 4.52 to RiverSource Variable Annuity Account Post-Effective Amendment No. 1 to Registration Statement No. 333-139763 on or about February 23, 2007, is incorporated by reference.

5.        Not applicable.

5.1       Not applicable.

5.2 Form of Variable Annuity Application - New Solutions (form 240344) filed electronically as Exhibit 5.2 to RiverSource Variable Annuity Account Post-Effective Amendment No. 1 to Registration Statement No. 333-139763 on or about February 23, 2007, is incorporated by reference.

5.3 Form of Variable Annuity Application - Innovations (form 240195) filed as Exhibit 5.3 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.4 Form of Variable Annuity Application - EG New Solutions (form 240196) filed as Exhibit 5.4 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.5 Form of Variable Annuity Application - New Solutions (form 270238) filed as Exhibit 5.5 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.6 Form of Variable Annuity Application - EG New Solutions (form 271847) filed as Exhibit 5.6 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.7 Form of Variable Annuity Application - Innovations (form 271848) filed as Exhibit 5.7 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.8 Form of Variable Annuity Application - EG Essential (form 271852) filed as Exhibit 5.8 to RiverSource Variable Annuity Account's

          Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.9 Form of Variable Annuity Application - Innovations Classic (form 272226) filed as Exhibit 5.9 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.10 Form of Variable Annuity Application - Innovations (form 272648) filed as Exhibit 5.10 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.11 Form of Variable Annuity Application - EG New Solutions (form 272649) filed as Exhibit 5.11 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.12 Form of Variable Annuity Application - EG Essential (form 272650) filed as Exhibit 5.12 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.13 Form of Variable Annuity Application - Innovations Classic (form 272651) filed as Exhibit 5.13 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.14 Form of Variable Annuity Application - WF Advantage Select et al (form 272880) filed as Exhibit 5.14 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.15 Form of Variable Annuity Application - Innovations Select (form 272885) filed as Exhibit 5.15 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.16 Form of Variable Annuity Application - EG New Solutions Select (form 272886) filed as Exhibit 5.16 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.17 Form of Variable Annuity Application - Innovations Classic Select (form 272888) filed as Exhibit 5.17 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.18 Form of Variable Annuity Application - Endeavor Select (form 273400) filed as Exhibit 5.18 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.19 Form of Variable Annuity Application - WF Advantage Select et al (form 273632) filed as Exhibit 5.19 to RiverSource Variable Annuity

          Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.20 Form of Variable Annuity Application - Innovations Select (form 273635) filed as Exhibit 5.20 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.21 Form of Variable Annuity Application - EG New Solutions Select (form 273637) filed as Exhibit 5.21 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.22 Form of Variable Annuity Application - Innovations Classic Select (form 273638) filed as Exhibit 5.22 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.23 Form of Variable Annuity Application - Endeavor Select (form 273640) filed as Exhibit 5.23 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.24 Form of Variable Annuity Application - WF Advantage Select et al - RVSL (form 273969) filed as Exhibit 5.24 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.25 Form of Variable Annuity Application - WF Advantage Select et al - AEL (form 273969) filed as Exhibit 5.25 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.26 Form of Variable Annuity Application - Innovations Select - RVSL (form 273971) filed as Exhibit 5.26 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.27 Form of Variable Annuity Application - Innovations Select - AEL (form 273971) filed as Exhibit 5.27 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.28 Form of Variable Annuity Application - Innovations Classic Select - RVSL (form 273972) filed as Exhibit 5.28 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763 on or about Jan. 3, 2007, is incorporated herein by reference.

5.29 Form of Variable Annuity Application - Innovations Classic Select - AEL (form 273972) filed as Exhibit 5.29 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.30 Form of Variable Annuity Application - Endeavor Select et al - RVSL (form 273973) filed as Exhibit 5.30 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

5.31 Form of Variable Annuity Application - Endeavor Select et al - AEL (form 273973) filed as Exhibit 5.31 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

6.1 Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to IDS Life Variable Account 10's Initial Registration Statement No. 33-62407 is incorporated herein by reference.

6.2 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

6.3 Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006 filed electronically as
          Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

7.        Not applicable.

8.1 Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.2 Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Enterprise Life Insurance Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h) (20) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.3 Copy of Fund Participation Agreement dated May 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, The Dreyfus Corporation, Dreyfus Variable Investment Fund, and Dreyfus Investment Portfolios filed electronically as Exhibit
          8.7 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.4 Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007,among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Company filed electronically as Exhibit 8.6 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April XX, 2008 is incorporated by reference herein.

8.5 Copy of Participation Agreement among MFS Variable Insurance Trust, American Enterprise Life Insurance Company, IDS Life Insurance Company and Massachusetts Financial Services Company, dated June 9, 2006, filed electronically as Exhibit 8.9 to RiverSource Variable Life Account's Post-Effective Amendment No. 1 to Registration Statement No. 333-139763, filed on or about April 24, 2007, is incorporated by reference.

8.6       Not applicable.

8.7 Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership filed electronically as Exhibit 8.2 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April XX, 2008 is incorporated by reference herein.

8.8 Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Company filed electronically as
          Exhibit 8.21 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April XX, 2008 is incorporated by reference herein.

8.9 Copy of Evergreen Variable Annuity Trust Amended and Restated Participation Agreement dated June 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company and Evergreen Variable Annuity Trust filed electronically as Exhibit 27(h)
          (6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.10 Copy of Fund Participation Agreement dated November 29, 2006, by and among STI Classic Variable Trust and American enterprise Life Insurance Company filed as Exhibit 8.10 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139763, on or about Jan. 3, 2007, is incorporated herein by reference.

8.11 Copy of Amended and Restated Participation Agreement dated May 1, 2006, among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as Exhibit
          8.26 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.12 Copy of Amended and Restated Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors,Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, and Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors, Inc.) dated as of August 1, 2005 filed as Exhibit
          8.15 to Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 filed on or about April 28, 2006, is incorporated by reference.

8.13 Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.14 Copy of Fund Participation Agreement dated May 1, 2006 among American Enterprise Life Insurance Company, IDS Life Insurance Company, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as
          Exhibit 8.17 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature Select Variable Annuity and RiverSource Signature Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

8.15 Copy of Amended and Restated Participation Agreement dated June 9, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed herewith as Exhibit 27(h)(24) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.16 Form of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as
          Exhibit 8.8 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

8.17 Copy of Participation Agreement by and among Wells Fargo Variable Trust, RiverSource Life Insurance Company, RiverSource Distributors, Inc. and Wells Fargo Funds Distributors, LLC dated Jan. 30, 2007, filed electronically as Exhibit 8.16 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139762, on or about April 24, 2007, as incorporated by reference.

8.18 Copy of Fund Participation Agreement dated April 2, 2007,among RiverSource Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.11 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April XX, 2008 is incorporated by reference herein.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered is filed electronically herewith.

10.1 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Innovations Select Variable Annuity is filed electronically herewith.

10.2      Consent of Independent Registered Public Accounting Firm for

          RiverSource(R) Innovations Variable Annuity is filed electronically herewith.

10.3 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Innovations Classic Select Variable Annuity is filed electronically herewith.

10.4 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Innovations Classic Variable Annuity is filed electronically herewith.

10.5 Consent of Independent Registered Public Accounting Firm for RiverSource(R) New Solutions Variable Annuity is filed electronically herewith.

10.6 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Endeavor Select Variable Annuity is filed electronically herewith.

10.7 Consent of Independent Registered Public Accounting Firm for Evergreen Essential Variable Annuity is filed electronically herewith.

10.8 Consent of Independent Registered Public Accounting Firm for Evergreen New Solutions Select Variable Annuity is filed electronically herewith.

10.9 Consent of Independent Registered Public Accounting Firm for Evergreen New Solutions Variable Annuity is filed electronically herewith.

10.10 Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage Select(R) Variable Annuity is filed electronically herewith.

11.       None.

12.       Not applicable.

13.1 Power of Attorney to sign Amendment to this Registration Statement, dated Jan. 2, 2007 filed electronically as Exhibit (r)(1) to Post-Effective Amendment No. 31 to Registration Statement No. 333-69777 is incorporated by reference.

Item 25. Directors and Officers of the Depositor RiverSource Life Insurance Company

                                                        Position and Offices
Name                  Principal Business Address*          With Depositor
----                  ---------------------------   ----------------------------
Gumer C. Alvero                                     Director and Executive
                                                    Vice President - Annuities

Timothy V. Bechtold                                 Director and President

Kent M. Bergene                                     Vice President - Affiliated
                                                    Investments

Walter S. Berman                                    Vice President and Treasurer

Richard N. Bush                                     Senior Vice President -
                                                    Corporate Tax

Pat H. Carey                                        Vice President-Fund Relations

Charles R. Caswell                                  Reinsurance Officer

Jim Hamalainen                                      Vice President - Investments

Michelle M. Keeley                                  Vice President - Investments

Timothy J. Masek                                    Vice President - Investments

Brian J. McGrane                                    Director, Executive Vice
                                                    President and Chief Financial
                                                    Officer

Thomas W. Murphy                                    Vice President - Investments

Kevin E. Palmer                                     Director, Vice President and
                                                    Chief Actuary

Bridget M. Sperl                                    Director, Executive Vice
                                                    President - Client Service

David K. Stewart                                    Vice President and Controller

*    The business address is 70100 Amerprise Financial Center, Minneapolis, MN
     55474.




Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The following list includes the names of major subsidiaries of Ameriprise Financial, Inc.

                                                                           Jurisdiction of
Name of Subsidiary                                                          Incorporation
------------------                                                         ---------------
Advisory Capital Strategies Group Inc.                                     Minnesota
AEXP Affordable Housing LLC                                                Delaware
American Enterprise Investment Services Inc.                               Minnesota
American Express Property Casualty Insurance Agency of Kentucky,Inc.       Kentucky
American Express Property Casualty Insurance Agency of Maryland,Inc.       Maryland
American Express Property Casualty Insurance Agency of Mississippi,Inc.    Mississippi
American Express Property Casualty Insurance Agency of Pennsylvania,Inc.   Pennsylvania
Ameriprise Auto & Home Insurance Agency, Inc.                              Wisconsin
Ameriprise Bank, FSB                                                       USA
Ameriprise Capitive Insurance Company                                      Vermont
Ameriprise Capital Trust I                                                 Delaware
Ameriprise Capital Trust II                                                Delaware
Ameriprise Capital Trust III                                               Delaware
Ameriprise Capital Trust IV                                                Delaware
Ameriprise Certificate Company                                             Delaware
Ameriprise Financial Services,Inc.                                         Delaware
Ameriprise India Private Ltd.                                              India
Ameriprise Insurance Company                                               Wisconsin
Ameriprise Trust Company                                                   Minnesota
Boston Equity General Partner LLC                                          Delaware
IDS Capital Holdings Inc.                                                  Minnesota
IDS Futures Corporation                                                    Minnesota
IDS Management Corporation                                                 Minnesota
IDS Property Casualty Insurance Company                                    Wisconsin
IDS REO 1, LLC                                                             Minnesota
IDS REO 2, LLC                                                             Minnesota
Investors Syndicate Development Corporation                                Nevada
Kenwood Capital Management LLC (47.7% owned)                               Delaware
Realty Assets, Inc.                                                        Nebraska
RiverSource CDO Seed Investments, LLC                                      Minnesota
RiverSource Distributors,Inc.                                              Delaware
RiverSource Investments,LLC                                                Minnesota
RiverSource Life Insurance Company                                         Minnesota
RiverSource Life Insurance Co. of New York                                 New York
RiverSource Service Corporation                                            Minnesota
RiverSource Tax Advantaged Investments, Inc.                               Delaware
Securities America Advisors,Inc.                                           Nebraska
Securities America Financial Corporation                                   Nebraska
Securities America, Inc.                                                   Nebraska
Threadneedle Asset Management Holdings Ltd.                                England

Item 27. Number of Contract owners

     As of Feb. 29, 2008 there were 31,548 nonqualified contracts and 35,480 qualified contracts of contract holders.

Item 28. Indemnification

The amended By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

There are agreements in place under which the underwriter and affiliated persons of the depositor or registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the contracts; provided however, that no such indemnity will be made to the underwriter or affiliated persons of the depositor or registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(MODULE)
(NAME) IDSLUW-N4ITEM29
(CIK) 0000353965
(CCC) *rp5xqss
(/MODULE)

Item 29(c)

RiverSource Distributors, Inc., the principal underwriter during the Registrant's last fiscal year, was paid the following commissions:


                    NET UNDERWRITING
NAME OF PRINCIPAL     DISCOUNTS AND    COMPENSATION ON    BROKERAGE
   UNDERWRITER         COMMISSIONS        REDEMPTION     COMMISSIONS   COMPENSATION
-----------------   ----------------   ---------------   -----------   ------------
RiverSource
   Distributors,
   Inc.               $322,665,705           None            None          None

Item 30. Location of Accounts and Records

     RiverSource Life Insurance Company
     829 Ameriprise Financial Center
     Minneapolis, MN 55474

Item 31. Management Services

     Not applicable.

Item 32. Undertakings

     (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the address or phone number listed in the prospectus.

     (d) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28,
          1998). Further, Registrant represents that it has complied with the provisions of paragraphs (1)-(4) of that no-action letter.

     (e) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 24th day of April, 2008.

                                        RIVERSOURCE VARIABLE ANNUITY ACCOUNT
                                        (Registrant)

                                        By RiverSource Life Insurance Company)
                                           (Sponsor)


                                        By /s/ Timothy V. Bechtold*
                                           -------------------------------------
                                           Timothy V. Bechtold
                                           President

As required by the Securities Act of 1933, this Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 24th day of April, 2008.

Signature                               Title
---------                               -----


/s/ Gumer C. Alvero*                    Director and Executive Vice
-------------------------------------   President - Annuities
Gumer C. Alvero


/s/ Timothy V. Bechtold*                Director and President
-------------------------------------
Timothy V. Bechtold


/s/ Brian J. McGrane*                   Director, Executive Vice President and
-------------------------------------   Chief Financial Officer
Brian J. McGrane


/s/ Kevin E. Palmer*                    Director, Vice President and Chief
-------------------------------------   Actuary
Kevin E. Palmer


/s/ Bridget M. Sperl*                   Executive Vice President -
-------------------------------------   Client Services
Bridget M. Sperl


/s/ David K. Stewart*                   Vice President and Controller
-------------------------------------
David K. Stewart

* Signed pursuant to Power of Attorney dated August 30, 2007 filed electronically as Exhibit (r)(1) to Post-Effective Amendment No. 31 to Registration Statement No. 333-69777 and incorporated by reference, by:


/s/ Elisabeth A. Dahl
-------------------------------------
Elisabeth A. Dahl
Assistant General Counsel and
Assistant Secretary

CONTENTS OF REGISTRATION STATEMENT AMENDMENT NO. 3 TO REGISTRATION STATEMENT NO. 333-139763.

This Registration Statement is comprised of the following papers and documents:

The Cover Page.

Part A.

     The Prospectus for:

          RiverSource(R) Innovations Select Variable Annuity
          RiverSource(R) Innovations Variable Annuity
          RiverSource(R) Innovations Classic Select Variable Annuity RiverSource(R) Innovations Classic Variable Annuity
          RiverSource(R) Endeavor Select Variable Annuity
          RiverSource(R) New Solutions Variable Annuity
          Evergreen Essential(SM) Variable Annuity
          Evergreen New Solutions Select Variable Annuity
          Evergreen New Solutions Variable Annuity
          Wells Fargo Advantage(R) Select Variable Annuity

Part B.

     The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated May 1, 2008 filed electronically as Part B to Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference.

Part C.

     Other Information.

     The signatures.

     Exhibits

                                  EXHIBIT INDEX

9.      Opinion of Counsel and Consent

10.1 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Innovations Select Variable Annuity

10.2 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Innovations Variable Annuity

10.3 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Innovations Classic Select Variable Annuity

10.4 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Innovations Classic Variable Annuity

10.5 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Endeavor Select Variable Annuity

10.6 Consent of Independent Registered Public Accounting Firm for RiverSource(R) New Solutions Variable Annuity

10.7 Consent of Independent Registered Public Accounting Firm for Evergreen Essential(SM) Variable Annuity

10.8 Consent of Independent Registered Public Accounting Firm for Evergreen New Solutions Select Variable Annuity

10.9 Consent of Independent Registered Public Accounting Firm for Evergreen New Solutions Variable Annuity

10.10 Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage(R) Select Variable Annuity